UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number                811-21977

                             Invesco Exchange-Traded Fund Trust II

(Exact name of registrant as specified in charter)

3500 Lacey Road

                               Downers Grove, IL 60515

(Address of principal executive offices) (Zip code)

Daniel E. Draper

President

3500 Lacey Road

                             Downers Grove, IL 60515

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-983-0903

Date of fiscal year end:   October 31

Date of reporting period:   October 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Invesco Annual Report to Shareholders

October 31, 2018

ENY	Invesco Canadian Energy Income ETF
TAO	Invesco China Real Estate ETF
HAO	Invesco China Small Cap ETF
PIZ	Invesco DWA Developed Markets Momentum ETF
PIE	Invesco DWA Emerging Markets Momentum ETF
PXR	Invesco Emerging Markets Infrastructure ETF
FRN	Invesco Frontier Markets ETF
PAF	Invesco FTSE RAFI Asia Pacific ex-Japan ETF
PXF	Invesco FTSE RAFI Developed Markets ex-U.S. ETF
PDN	Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF
PXH	Invesco FTSE RAFI Emerging Markets ETF
PAGG	Invesco Global Agriculture ETF
PBD	Invesco Global Clean Energy ETF
PSAU	Invesco Global Gold and Precious Metals ETF
PIO	Invesco Global Water ETF
IPKW	Invesco International BuyBack Achievers™ ETF
CUT	Invesco MSCI Global Timber ETF
LVL	Invesco S&P Global Dividend Opportunities Index ETF
IDHQ	Invesco S&P International Developed Quality ETF
HGI	Invesco Zacks International Multi-Asset Income ETF

2

The Market Environment

Domestic Equity

The fiscal year proved to be an increasingly volatile time for US equities. The fiscal year began in the final months of 2017 with several major US stock market indexes repeatedly reaching new highs amid strong corporate profits, the prospect of tax reform legislation and exceedingly low stock market volatility.

Stock market euphoria continued in January 2018 as US equity markets steadily moved higher. Investors remained enthused about the passage of the Tax Cuts and Jobs Act signed into law in late December 2017, which significantly cut corporate tax rates. However, in February 2018, volatility returned to the US stock and bond markets. Worries about how rising interest rates might affect economic growth, concerns about a potential trade war and heightened geopolitical tensions, caused the US stock markets to pull back and volatility to increase.

US equity markets generally recovered in the second quarter of 2018 as strong US retail sales and low unemployment buoyed markets. Throughout the summer, US equities moved higher as corporate profits surged. Several US equity indexes reached new highs despite potential headwinds including trade tensions, tariff announcements and contagion concerns over a Turkish currency crisis. After a relatively quiet summer, market volatility markedly rose in the final month of the fiscal year. US equity markets suffered a sharp sell-off in October 2018 amid rising interest rates and concerns that higher inflation could mean a more restrictive monetary policy. In this environment, there was a flight to safety, as investors fled to defensive areas of the market and U.S. treasuries.

Given signs of a strong economy, the US Federal Reserve raised interest rates four times during the fiscal year: in December 2017 and in March, June and September 2018.1 In contrast, the European Central Bank and central banks in several other countries maintained extraordinarily accommodative monetary policies.

[1]	Source: US Federal Reserve

Global Equity

The fiscal year proved to be an increasingly volatile time for global equities. The fiscal year began in the final months of 2017 with several US stock market indexes repeatedly reaching new highs amid strong corporate profits, the prospect of tax reform legislation and exceedingly low stock market volatility. Despite a sharp uptick in volatility, particularly in October 2018, US markets, in general, still produced positive returns for the fiscal year. International markets, however, were meaningfully less robust, many experiencing flat to negative results for the fiscal year. This divergence between the US and other markets could be attributed to the strength of the US economy and the widely-held belief that the US could win trade wars with other countries.

At the beginning of 2018, markets saw significant turbulence in late January and early February, when stocks were whipsawed—first by concerns about accelerated US Federal Reserve (the Fed) tightening and then, later in the year, by fears of brewing trade wars and geopolitical tensions. After a relatively quiet summer, market volatility markedly rose again in the final month of the fiscal year. Global equity markets (particularly the US) suffered a sharp sell-off in October 2018 amid rising interest rates and concerns that higher inflation could result in a more restrictive monetary policy.

Global economic growth, in general, was solid despite weakness in emerging markets. During the fiscal year, emerging markets were impacted by both country-specific issues, as well as, more generalized pressure resulting from the Fed’s tightening policy. In this environment, economic growth unsurprisingly slowed in emerging markets. Within the eurozone, economic growth accelerated, although there was divergence among countries. In Japan, economic growth improved over the latter part of the fiscal year. The US experienced strong growth during the fiscal year due to robust consumer and business spending. In addition, unemployment rates remained low, job creation was strong and inflation remained relatively controlled.

At the close of the fiscal year, equity valuations in developed and emerging markets appeared relatively full in absolute terms—but overseas equity markets were trading at a material discount to those of the US. In sum, while valuations were not cheap, recent earnings growth and upward earnings revisions improved in many non-US developed markets.

3

ENY	Manager’s Analysis
Invesco Canadian Energy Income ETF (ENY)

As an index fund, the Invesco Canadian Energy Income ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the S&P/TSX High Income Energy Index (the “Index”). The Fund will invest at least 90% of its total assets in securities that comprise the Index as well as American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that represent securities in the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains, and calculates the Index, which is designed to provide exposure to high-yielding Canadian equity securities in the energy sector. The securities in the Index are selected from a universe of common stocks and income trust units that are included in the S&P/TSX Composite. Those common stocks and income trust units from the universe that are classified as being in the energy sector and have an annual 12-month dividend yield higher than 2.0% are included in the Index. The Index Provider defines sectors according to the Global Industry Classification Standard (“GICS”). The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

The Board of Trustees approved a change in fiscal year end for the Fund from May 31 to October 31. For the fiscal period from June 1, 2018 to October 31, 2018, on a market price basis, the Fund returned (10.14)%. On a net asset value (“NAV”) basis, the Fund returned (10.20)%. During the same time period, the Index returned (10.08)%. During the fiscal period, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, partially offset by differences in the withholding tax rate experienced by the Fund for dividend income compared to that used by the Index.

During this same time period, the S&P/TSX Composite Index (the “Benchmark Index”) returned (5.23)%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 245 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of Canadian equities.

Relative to the Benchmark Index, the Fund was most overweight in the energy sector and most underweight in the financial sector during the fiscal period ended October 31, 2018. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund being overweight in the energy sector.

For the fiscal period ended October 31, 2018, the energy sector detracted most significantly from the Fund’s return, followed by the utilities sector.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended October 31, 2018, included Parkland Fuel Corp. (Canada), an oil & gas refining & marketing company (portfolio average weight of 5.28%) and Gibson Energy Inc. (Canada), an oil & gas storage & transportation company (portfolio average weight of 3.10%). Positions that detracted most significantly from the Fund’s return during this period included Crescent Point Energy Corp. (Canada), an oil & gas exploration & production company (portfolio average weight of 4.47%) and PrairieSky Royalty Ltd. (Canada), an oil & gas exploration & production company (portfolio average weight of 4.44%).

Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2018
Oil, Gas & Consumable Fuels	89.0
Energy Equipment & Services	10.8
Money Market Funds Plus Other Assets Less Liabilities	0.2

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2018
Security
Cameco Corp.	6.0
Parkland Fuel Corp.	5.5
Pembina Pipeline Corp.	5.3
Enbridge Income Fund Holdings, Inc.	5.0
Enbridge, Inc.	5.0
Inter Pipeline Ltd.	5.0
Keyera Corp.	5.0
ARC Resources Ltd.	4.9
TransCanada Corp.	4.9
Suncor Energy, Inc.	4.8
Total	51.4

*	Excluding money market fund holdings.

4

Invesco Canadian Energy Income ETF (ENY) (continued)

Growth of a $10,000 Investment

Fund Performance History as of October 31, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended — S&P/TSX High Income Energy Index (Net)	(11.72)%	(0.79)%	(2.36)%	(10.97)%	(44.06)%	(2.68)%	(23.77)%	(6.58)%	(53.76)%
S&P/TSX Composite Index	(5.18)	6.54	20.91	0.69	3.48	6.73	91.81	1.66	20.55
Fund
NAV Return	(11.87)	(0.86)	(2.55)	(10.98)	(44.11)	(3.33)	(28.72)	(7.21)	(57.16)
Market Price Return	(12.05)	(1.20)	(3.56)	(11.05)	(44.33)	(3.59)	(30.62)	(7.26)	(57.42)

Guggenheim Canadian Energy Income ETF (the “Predecessor Fund”) Inception: July 3, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through December 31, 2020. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 1.05% and the net annual operating expense ratio was indicated as 0.66%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Blended-Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-

The Blended-S&P/TSX High Income Energy Index performance is comprised of the performance of the Sustainable Canadian Energy Index, the Fund’s previous underlying index, prior to the conversion date, July 31, 2013, followed by the performance of the Index, starting from the conversion date through October 31, 2018.

-	Effective after the close of business on May 18, 2018, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

-	Net returns reflect invested dividends net of withholding taxes.

5

TAO	Manager’s Analysis
Invesco China Real Estate ETF (TAO)

As an index fund, the Invesco China Real Estate ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the AlphaShares China Real Estate Index (the “Index”). The Fund will invest at least 90% of its total assets in the securities (including American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”)) that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, AlphaShares, LLC (the “Index Provider”) or its index administrator compiles, maintains, and calculates the Index, which is comprised of real estate investment trusts (“REITs”) and equity securities of publicly-traded companies that derive a majority of their revenues from real estate development, management and/or ownership of property in China or the Special Administrative Regions of China (Hong Kong and Macau), ADRs, and GDRs. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

The Board of Trustees approved a change in fiscal year end for the Fund from May 31 to October 31. For the fiscal period from June 1, 2018 to October 31, 2018, on a market price basis, the Fund returned (20.18)%. On a net asset value (“NAV”) basis, the Fund returned (19.83)%. During the same time period, the Index returned (19.61)%. During the fiscal period, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred partially offset by beneficial trade execution associated with the portfolio rebalances.

During this same time period, the MSCI China Index (Net) (the “Benchmark Index”) returned (22.39)%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 460 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of Chinese stocks.

Relative to the Benchmark Index, the Fund was most overweight in the real estate sector and most underweight in the communications services sector during the fiscal period ended October 31, 2018. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund’s lack of exposure to the consumer discretionary and communication services sectors.

For the fiscal period ended October 31, 2018, no sectors contributed positively to the Fund’s return. The real estate and industrials sectors detracted most significantly.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended October 31, 2018, included Renhe Commerical Holdings Co. Ltd., a real estate operating company (portfolio average weight of 0.41%). Positions that detracted most significantly from the Fund’s return during this period included Country Garden Holdings Co. Ltd., a real estate development company (portfolio average weight of 4.03%) and CK Asset Holdings Ltd., a real estate development company (portfolio average weight of 4.56%).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2018
Real Estate Development	50.3
Diversified Real Estate Activities	25.3
Real Estate Operating Companies	14.5
Retail REITs	6.4
Sub-Industry Types Each Less Than 3%	3.4
Money Market Fund Plus Other Assets Less Liabilities	0.1

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2018
Security
China Overseas Land & Investment Ltd.	5.8
Link	5.5
China Resources Land Ltd.	5.3
CK Asset Holdings Ltd.	4.6
Sun Hung Kai Properties Ltd.	4.5
New World Development Co. Ltd.	4.2
Wharf Real Estate Investment Co. Ltd.	4.1
Country Garden Holdings Co. Ltd.	4.0
Henderson Land Development Co. Ltd.	4.0
Hongkong Land Holdings Ltd.	4.0
Total	46.0

*	Excluding money market fund holdings.

6

Invesco China Real Estate ETF (TAO) (continued)

Growth of a $10,000 Investment

Fund Performance History as of October 31, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
AlphaShares China Real Estate Index	(13.07)%	10.19%	33.80%	6.49%	36.92%	13.52%	255.53%	3.72%	48.79%
MSCI China Index (Net)	(16.73)	6.05	19.27	4.74	26.03	9.75	153.43	1.21	14.00
Fund
NAV Return	(13.88)	9.35	30.75	5.93	33.36	12.83	234.27	2.94	36.98
Market Price Return	(14.58)	9.49	31.24	6.06	34.21	12.48	224.23	2.92	36.73

Guggenheim China Real Estate ETF (the “Predecessor Fund”) Inception: December 18, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through December 31, 2020. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.81% and the net annual operating expense ratio was indicated as 0.70%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See

invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

7

HAO	Manager’s Analysis
Invesco China Small Cap ETF (HAO)

As an index fund, the Invesco China Small Cap ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the AlphaShares China Small Cap Index (the “Index”). The Fund will invest at least 90% of its total assets in the securities (including American depositary receipts (“ADRs”), and global depositary receipts (“GDRs”) that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, AlphaShares, LLC (the “Index Provider”) or its index administrator compiles, maintains, and calculates the Index, which is comprised of equity securities of publicly-traded mainland China companies of small capitalization. The Index Provider defines small-capitalization companies as being those companies with a float-adjusted market capitalization of greater than $200 million and less than $1.5 billion. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

The Board of Trustees approved a change in fiscal year end for the Fund from May 31 to October 31. For the fiscal period from June 1, 2018 to October 31, 2018, on a market price basis, the Fund returned (27.60)%. On a net asset value (“NAV”) basis, the Fund returned (26.46)%. During the same time period, the Index returned (28.11)%. During the fiscal period, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to positive impact as a result of the Index’s methodology which removes long term halted securities at the rebalance date at zero valuation while the fund prices halted securities using fair valuation, partially offset by fees and operating expenses that the Fund incurred during the period.

During this same time period, the MSCI China Index (Net) (the “Benchmark Index”) returned (22.39)%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 460 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of Chinese stocks.

Relative to the Benchmark Index, the Fund was most overweight in the industrials sector and most underweight in the communications services sector during the fiscal period ended October 31, 2018. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund being overweight in the real estate sector.

For the fiscal period ended October 31, 2018, the consumer discretionary sector detracted most significantly from the Fund’s performance, followed by the health care and real estate sectors, respectively. There were no contributing sectors during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended October 31, 2018, included China

Communications Services Corp. Ltd., Class H, an integrated communication services company (portfolio average weight of 0.88%), and Renhe Commercial Holdings Co. Ltd., a real estate company (portfolio average weight of 0.25%). Positions that detracted most significantly from the Fund’s return during this period included China Shanshui Cement Group Ltd., a materials company (portfolio average weight of 2.68%), and Momo Inc. ADR, Class A, a communication services company (portfolio average weight of 1.79%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2018
Industrials	17.0
Real Estate	14.4
Consumer Discretionary	13.9
Materials	10.7
Information Technology	10.1
Health Care	9.8
Communication Services	6.2
Consumer Staples	5.8
Financials	5.7
Utilities	4.0
Energy	2.4
Money Market Funds Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2018
Security
Momo, Inc., Class A ADR	2.8
Wuxi Biologics Cayman, Inc.	1.8
China Shanshui Cement Group Ltd.	1.8
Zall Smart Commerce Group Ltd.	1.7
Zijin Mining Group Co. Ltd., H-Shares	1.2
Shandong Weigao Group Medical Polymer Co. Ltd., H-Shares	1.2
China Communications Services Corp. Ltd., H-Shares	1.1
China Resources Cement Holdings Ltd.	1.1
Shenzhen International Holdings Ltd.	1.1
AviChina Industry & Technology Co. Ltd., H-Shares	1.0
Total	14.8

*	Excluding money market fund holdings.

8

Invesco China Small Cap ETF (HAO) (continued)

Growth of a $10,000 Investment

Fund Performance History as of October 31, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
AlphaShares China Small Cap Index	(19.06)%	0.59%	1.79%	(0.25)%	(1.23)%	9.52%	148.31%	1.86%	21.97%
MSCI China Index (Net)	(16.73)	6.05	19.27	4.74	26.03	9.75	153.43	2.94	36.51
Fund
NAV Return	(18.26)	1.03	3.11	1.46	7.51	9.83	155.42	1.85	21.84
Market Price Return	(19.21)	0.77	2.33	1.22	6.25	9.53	148.52	1.70	19.87

Guggenheim China Small Cap ETF (the “Predecessor Fund”) Inception: January 30, 2008

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through December 31, 2020. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.86% and the net annual operating expense ratio was indicated as 0.75%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See

invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on May 18, 2018, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

9

PIZ	Manager’s Analysis
Invesco DWA Developed Markets Momentum ETF (PIZ)

As an index fund, the Invesco DWA Developed Markets Momentum ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the Dorsey Wright® Developed Markets Technical Leaders Index (the “Index”). The Fund will invest at least 90% of its total assets in equity securities that comprise the Index, which is comprised of equity securities of large capitalization companies based in countries with developed economies excluding the United States.

Dorsey Wright & Associates, LLC (“Dorsey Wright” or the “Index Provider”) selects securities pursuant to its proprietary selection methodology, which is designed to identify securities that demonstrate powerful relative strength characteristics. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors such as market performance. Dorsey Wright selects securities for inclusion in the Index from a universe of the largest 1,000 constituents by market capitalization within the NASDAQ Developed Markets Ex United States Index. The Index Provider assigns a relative strength score to each eligible security and selects approximately 100 securities with the greatest scores for inclusion in the Index. Component security weights are based on relative scores, with securities with higher scores receiving larger weights. The Fund generally invests in all of the securities comprising its Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2018, on a market price basis, the Fund returned (9.48)%. On a net asset value (“NAV”) basis, the Fund returned (9.09)%. During the same time period, the Index returned (8.47)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and expenses that the Fund incurred during the period.

During this same time period, the MSCI EAFE® Index (Net) (the “Benchmark Index”) returned (6.85)%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 920 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the markets of economically developed countries outside the U.S.

Relative to the Benchmark Index, the Fund was most overweight in the information technology sector and most underweight in the financials sector during the fiscal year ended October 31, 2018. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to overweight allocations to the health care and information technology sectors.

For the fiscal year ended October 31, 2018, the financials sector contributed most significantly to the Fund’s return followed by the materials and communications services sectors, respectively. The health care sector detracted most significantly, followed by the information technology and energy sectors.

Positions that contributed most significantly to the Fund’s return included Wirecard AG, an information technology company (portfolio average weight of 1.94%), and CSL Ltd., a health care company (portfolio average weight of 2.47%). Positions that detracted most significantly from the Fund’s return included BE Semiconductor Industries N.V., an information technology company (no longer held at fiscal year-end), and ams AG, an information technology company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2018
Industrials	23.3
Health Care	16.9
Information Technology	12.5
Financials	10.6
Consumer Discretionary	10.1
Materials	8.0
Consumer Staples	7.6
Communication Services	5.6
Energy	3.0
Real Estate	2.5
Money Market Fund Plus Other Assets Less Liabilities	(0.1)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2018
Security
Ryman Healthcare Ltd.	3.0
Constellation Software, Inc.	2.8
InterContinental Hotels Group PLC	2.8
Royal Unibrew A/S	2.6
CSL Ltd.	2.5
Wartsila Oyj Abp	2.5
Croda International PLC	2.4
Howden Joinery Group PLC	2.3
Spirax-Sarco Engineering PLC	2.1
Canadian National Railway Co.	2.1
Total	25.1

*	Excluding money market fund holdings.

10

Invesco DWA Developed Markets Momentum ETF (PIZ) (continued)

Growth of a $10,000 Investment

Fund Performance History as of October 31, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Dorsey Wright® Developed Markets Technical Leaders Index (Net)	(8.47)%	3.78%	11.76%	1.97%	10.24%	9.35%	144.42%	2.45%	30.04%
MSCI EAFE® Index (Net)	(6.85)	3.62	11.27	2.02	10.52	6.89	94.73	0.88	9.92
Fund
NAV Return	(9.09)	3.19	9.89	1.08	5.53	8.19	119.74	1.52	17.74
Market Price Return	(9.48)	3.33	10.33	0.97	4.93	8.53	126.79	1.44	16.75

Fund Inception: December 28, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.81% includes the unitary management fee of 0.80% and other expenses of 0.01%. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

11

PIE	Manager’s Analysis
Invesco DWA Emerging Markets Momentum ETF (PIE)

As an index fund, the Invesco DWA Emerging Markets Momentum ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the Dorsey Wright® Emerging Markets Technical Leaders Index (the “Index”). The Fund will invest at least 90% of its total assets in equity securities that comprise the Index.

Dorsey Wright & Associates, LLC (“Dorsey Wright” or the “Index Provider”) selects securities pursuant to its proprietary selection methodology, which is designed to identify securities that demonstrate powerful relative strength characteristics. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors such as a security’s relative performance against the overall market. Dorsey Wright selects securities for inclusion in the Index from an eligible universe of the largest 1,000 constituents by market capitalization within the NASDAQ Emerging Markets Index (except for U.S.-listed American Depositary Receipts or foreign listings). The Index Provider assigns a relative strength score to each eligible security and selects approximately 100 securities with the greatest scores for inclusion in the Index. Component security weights are based on relative scores, with securities with higher scores receiving larger weights. The Fund generally invests in all of the securities comprising its Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2018, on a market price basis, the Fund returned (15.58)%. On a net asset value (“NAV”) basis, the Fund returned (15.11)%. During the same time period, the Index returned (13.61)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred as well as trading costs and slippage associated with quarterly rebalances.

During this same time period, the MSCI Emerging Markets IndexSM (Net) (the “Benchmark Index”) returned (12.52)%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 1,150 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of emerging market equities.

Relative to the Benchmark Index, the Fund was most overweight in the real estate sector and most underweight in the financials sector during the fiscal year ended October 31, 2018. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to underweight positions within the utilities, energy and materials sectors.

For the fiscal year ended October 31, 2018, the consumer discretionary sector contributed most significantly to the Fund’s return, followed by the information technology and health care sectors, respectively. The financials sector detracted most significantly from the Fund’s return, followed by the materials and real estate sectors, respectively.

Positions that contributed most significantly to the Fund’s return included Walsin Technology Corp., an information technology company (no longer held at fiscal year-end), and Yageo Corp., an information technology company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included My E.G. Services Bhd., an information technology company (no longer held at fiscal year-end), and Macronix International Co., Ltd., an information technology company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2018
Financials	25.5
Materials	14.7
Consumer Staples	11.7
Information Technology	9.3
Energy	9.0
Industrials	7.7
Health Care	7.3
Consumer Discretionary	5.7
Utilities	4.3
Real Estate	4.3
Communication Services	0.5
Money Market Funds Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2018
Security
Hartalega Holdings Bhd	3.1
Inari Amertron Bhd	2.8
Shenzhou International Group Holdings Ltd.	2.7
Clicks Group Ltd.	2.7
Tisco Financial Group PCL	2.7
Bangkok Dusit Medical Services PCL	2.6
Uni-President Enterprises Corp.	2.4
Press Metal Aluminium Holdings Bhd	2.4
President Chain Store Corp.	2.2
Taiwan Semiconductor Manufacturing Co. Ltd.	2.0
Total	25.6

*	Excluding money market fund holdings.

12

Invesco DWA Emerging Markets Momentum ETF (PIE) (continued)

Growth of a $10,000 Investment

Fund Performance History as of October 31, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Dorsey Wright® Emerging Markets Technical Leaders Index (Net)	(13.61)%	3.60%	11.19%	(0.37)%	(1.85)%	9.03%	137.47%	(0.17)%	(1.78)%
MSCI Emerging Markets IndexSM (Net)	(12.52)	6.52	20.88	0.78	3.97	7.84	112.73	(0.05)	(0.52)
Fund
NAV Return	(15.11)	2.04	6.25	(1.72)	(8.31)	6.78	92.71	(3.06)	(28.63)
Market Price Return	(15.58)	2.07	6.34	(1.74)	(8.42)	6.52	88.02	(3.15)	(29.29)

Fund Inception: December 28, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.90% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See

invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

13

PXR	Manager’s Analysis
Invesco Emerging Markets Infrastructure ETF (PXR)

As an index fund, the Invesco Emerging Markets Infrastructure ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the S-Network Emerging Infrastructure Builders IndexSM (the “Index”). The Fund will invest at least 90% of its total assets in the equity securities of companies involved in the following sectors related to infrastructure construction and development in emerging market countries: 1) construction and engineering; 2) construction machinery; 3) construction materials; 4) diversified metals and mining; 5) heavy electrical equipment; 6) industrial machinery; and 7) steel, and that comprise the Index, as well as American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that are based on the securities in the Index.

The Index is calculated and maintained by Standard & Poor’s Custom Indices on behalf of S-Network Global Indexes Inc. (the “Index Provider”). Emerging market countries are determined according to the Index Provider’s definition, which currently includes those countries identified in the World Bank Country Classification system as “Middle Income” countries. The Index Provider will include stocks only with a minimum market capitalization of $500 million, and it will remove such stocks if their market capitalization falls below $300 million. Historically, the Index has consisted of securities of companies listed on exchanges in Australia, Bermuda, Brazil, Canada, Chile, China, Egypt, France, Hong Kong, India, Indonesia, Israel, Luxembourg, Malaysia, Mexico, Poland, Russia, Singapore, South Africa, Spain, Sweden, Switzerland, Taiwan and the United States. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2018, on a market price basis, the Fund returned (12.77)%. On a net asset value (“NAV”) basis, the Fund returned (12.25)%. During the same time period, the Index returned (11.61)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the MSCI Emerging Markets IndexSM (Net) (the “Benchmark Index”) returned (12.52)%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 1,150 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of emerging market equities.

Relative to the Benchmark Index, the Fund was most overweight in the industrials sector and most underweight in the information technology sector during the fiscal year ended October 31, 2018. The majority of the Fund’s outperformance relative to the

Benchmark Index during the period can be attributed to the Fund being underweight the information technology sector.

For the fiscal year ended October 31, 2018, the information technology sector contributed most significantly to the Fund’s return, followed by the consumer discretionary and financials sectors, respectively. The industrials sector detracted most significantly from the Fund’s return, followed by the materials sector.

Positions that contributed most significantly to the Fund’s return included Vale SA ADR, a materials company (portfolio average weight of 3.42%), and Anhui Conch Cement Co. Ltd., a materials company (portfolio average weight of 0.85%). Positions that detracted most significantly from the Fund’s return included BBMG Corp., Class H, a materials company (portfolio average weight of 1.56%), and China National Building Material Co. Ltd., a materials company (portfolio average weight of 1.95%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2018
Industrials	47.5
Materials	46.5
Energy	2.7
Consumer Discretionary	1.3
Financials	0.8
Utilities	0.7
Real Estate	0.4
Money Market Fund Plus Other Assets Less Liabilities	0.1

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2018
Security
Vale SA ADR	3.4
Gerdau SA (Preference Shares) ADR	3.2
Taiwan Cement Corp.	3.2
TA Chen Stainless Pipe	3.0
China Communications Construction Co. Ltd., H-Shares	2.8
Larsen & Toubro Ltd. GDR	2.7
ABB Ltd.	2.4
China Railway Group Ltd., H-Shares	2.4
Caterpillar, Inc.	2.4
Atlas Copco AB, Class A	2.2
Total	27.7

14

Invesco Emerging Markets Infrastructure ETF (PXR) (continued)

Growth of a $10,000 Investment

Fund Performance History as of October 31, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
S-Network Emerging Infrastructure Builders IndexSM	(11.61)%	3.05%	9.42%	(1.66)%	(8.02)%	7.24%	101.15%	6.54%	88.81%
MSCI Emerging Markets IndexSM (Net)	(12.52)	6.52	20.88	0.78	3.97	7.84	112.73	7.71	110.75
Fund
NAV Return	(12.25)	2.67	8.23	(2.14)	(10.24)	6.24	83.21	5.39	69.38
Market Price Return	(12.77)	2.89	8.93	(2.00)	(9.59)	6.21	82.62	4.17	50.70

Fund Inception: October 16, 2008

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.75% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See

invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

15

FRN	Manager’s Analysis
Invesco Frontier Markets ETF (FRN)

As an index fund, the Invesco Frontier Markets ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the BNY Mellon New Frontier Index (the “Index”). The Fund will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, the Bank of New York Mellon (the “Index Provider”) or its calculation agent compiles, maintains, and calculates the Index, which is comprised of liquid American depositary receipts (“ADRs”) listed on a U.S. exchange, global depositary receipts (“GDRs”) traded on the London Stock Exchange, and ordinary share classes of equity securities listed on exchanges in Frontier Market countries that meet certain trading volume and free-float market capitalization criteria. The Index Provider categorizes countries as “Frontier Market” based upon an evaluation of macro economic conditions, political stability, legal property rights and procedures, and trading and settlement processes. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

The Board of Trustees approved a change in fiscal year end for the Fund from May 31 to October 31. For the fiscal period from June 1, 2018 to October 31, 2018, on a market price basis, the Fund returned (11.15)%. On a net asset value (“NAV”) basis, the Fund returned (11.41)%. During the same time period, the Index returned (10.90)%. During the fiscal period, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to the fees and operating expenses that the Fund incurred and trading costs associated with portfolio rebalances during the period.

During this same time period, the MSCI Emerging Markets IndexSM (Net) (the “Benchmark Index”) returned (13.46)%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 1,150 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of emerging market equities.

Relative to the Benchmark Index, the Fund was most overweight in the financials sector and most underweight in the information technology sector during the fiscal period ended October 31, 2018. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s stock selection in the consumer discretionary and communications services sectors, respectively.

For the fiscal period ended October 31, 2018, the energy sector contributed most significantly to the Fund’s return, followed by the consumer discretionary sector. The materials sector detracted most significantly.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended October 31, 2018, included National Bank of Kuwait SAKP, a diversified banks company (portfolio average weight of 5.27%) and Kuwait Finance House SAKP, a diversified banks company (portfolio average weight of 3.41%). Positions that detracted most significantly from the Fund’s return during this period included KAZ Minerals PLC, a copper company (portfolio average weight of 5.74%), and Copa Holdings, S.A., Class A , an airline company (portfolio average weight of 7.08%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2018
Financials	40.2
Communication Services	10.6
Consumer Staples	9.8
Consumer Discretionary	9.7
Materials	8.8
Industrials	7.1
Energy	6.5
Real Estate	4.6
Utilities	2.7
Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2018
Security
MercadoLibre, Inc.	8.5
National Bank of Kuwait SAKP	5.3
Copa Holdings SA, Class A	4.6
Safaricom PLC	4.5
Banca Transilvania SA	4.4
KAZ Minerals PLC	3.4
Kuwait Finance House KSCP	3.4
Bank Muscat SAOG	3.2
Zenith Bank PLC	3.1
Attijariwafa Bank	3.0
Total	43.4

16

Invesco Frontier Markets ETF (FRN) (continued)

Growth of a $10,000 Investment

Fund Performance History as of October 31, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
BNY Mellon New Frontier Index (Net)	(6.86)%	8.47%	27.62%	(0.70)%	(3.47)%	3.57%	42.08%	(2.28)%	(21.26)%
MSCI Emerging Markets IndexSM (Net)	(12.52)	6.52	20.88	0.78	3.97	7.84	112.73	0.87	9.37
Fund
NAV Return	(8.45)	6.71	21.52	(2.64)	(12.52)	2.17	23.90	(3.51)	(30.97)
Market Price Return	(7.93)	6.93	22.26	(2.75)	(13.02)	1.81	19.59	(3.55)	(31.26)

Guggenheim Frontier Markets ETF (the ”Predecessor Fund”) Inception: June 12, 2008

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through December 31, 2020. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 1.15% and the net annual operating expense ratio was indicated as 0.70%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See

invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

17

PAF	Manager’s Analysis
Invesco FTSE RAFI Asia Pacific ex-Japan ETF (PAF)

As an index fund, the Invesco FTSE RAFI Asia Pacific ex-Japan ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the FTSE RAFI Developed Asia Pacific ex-Japan Index (the “Index”). The Fund will invest at least 90% of its total assets in equity securities that are classified as “Asia Pacific” within the country classification definition of FTSE International Limited (“FTSE”), excluding Japanese companies, and that comprise the Index, as well as American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that are based on the securities in the Index.

The Index is designed to track the performance of the Asia Pacific companies with the largest cumulative scores (“Fundamental Value”), selected from the constituents of the FTSE Developed All Cap Index, as determined by FTSE in conjunction with Research Affiliates LLC (“RA” together the “Index Provider”). The Index Provider selects and weights the companies based on their Fundamental Values, which are derived from the following four fundamental measures of firm size: book value, cash flow, sales and dividends. Historically, the Index has consisted of securities of companies that were domiciled in Australia, Hong Kong, New Zealand, Singapore and South Korea or primarily listed on an exchange in such countries. The Fund generally invests in all of the securities comprising its Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2018, on a market price basis, the Fund returned (11.41)%. On a net asset value (“NAV”) basis, the Fund returned (11.41)%. During the same time period, the Index returned (11.05)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the MSCI Pacific ex-Japan Index (Net) (the “Benchmark Index”) returned (6.17)%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 145 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the Asia Pacific equity markets (excluding Japan).

The Fund outperformed the Benchmark Index in part because the Fund employs a fundamental weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the information technology sector and most underweight in the financials sector during the fiscal year ended October 31, 2018. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to its allocation to the energy, financials, and communication services sectors, respectively.

For the fiscal year ended October 31, 2018, the health care sector contributed most significantly to the Fund’s return. The financials sector and information technology sector were the greatest detracting sectors.

Positions that contributed most significantly to the Fund’s return included BHP Billiton Ltd., a metals & mining company (portfolio average weight of 4.48%), and DBS Group Holdings Ltd., a commercial banks company (portfolio average weight of 1.40%). Positions that detracted most significantly from the Fund’s return included Samsung Electronics Co., Ltd., a semiconductor & semiconductor equipment company (portfolio average weight of 8.73%), and National Australia Bank Ltd., a commercial banks company (portfolio average weight of 2.59%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2018
Financials	29.0
Materials	12.0
Information Technology	12.0
Real Estate	11.2
Industrials	9.8
Consumer Discretionary	6.3
Consumer Staples	5.8
Energy	5.5
Communication Services	3.7
Utilities	3.5
Health Care	1.2
Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2018
Security
Samsung Electronics Co. Ltd.	8.2
BHP Billiton Ltd.	4.7
Commonwealth Bank of Australia	3.6
Westpac Banking Corp.	2.9
Australia & New Zealand Banking Group Ltd.	2.8
National Australia Bank Ltd.	2.4
AIA Group Ltd.	2.4
Woodside Petroleum Ltd.	1.9
Wesfarmers Ltd.	1.8
POSCO	1.6
Total	32.3

18

Invesco FTSE RAFI Asia Pacific ex-Japan ETF (PAF) (continued)

Growth of a $10,000 Investment

Fund Performance History as of October 31, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
FTSE RAFI Developed Asia Pacific ex-Japan Index (Net)	(11.05)%	7.53%	24.33%	0.72%	3.65%	10.11%	162.09%	4.13%	58.25%
MSCI Pacific ex-Japan Index (Net)	(6.17)	6.85	22.00	1.09	5.55	9.79	154.54	2.97	39.35
Fund
NAV Return	(11.41)	7.22	23.27	0.27	1.36	9.30	143.36	3.39	46.03
Market Price Return	(11.41)	7.24	23.34	0.34	1.71	9.31	143.48	3.41	46.38

Fund Inception: June 25, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.49% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See

invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

19

PXF	Manager’s Analysis
Invesco FTSE RAFI Developed Markets ex-U.S. ETF (PXF)

As an index fund, the Invesco FTSE RAFI Developed Markets ex-U.S. ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the FTSE RAFI Developed ex U.S. 1000 Index (the “Index”). The Fund will invest at least 90% of its total assets in the securities of companies originating in countries that are classified as “developed” within the country classification definition of FTSE International Limited (“FTSE”), excluding the United States, and that comprise the Index, as well as American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that are based on the securities in the Index.

The Index is designed to track the performance of the companies domiciled in developed markets with the largest cumulative scores (“Fundamental Value”), selected from the constituents of the FTSE RAFI Developed ex-U.S. Large/ Mid-Cap Index as determined by FTSE in conjunction with Research Affiliates LLC (“RA” together the “Index Provider”). The Index Provider selects and weights companies based on their Fundamental Values, which are derived from the following four fundamental measures of firm size: book value, cash flow, sales and dividends. Historically, the Index has consisted of securities of companies that were domiciled in Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, South Korea, Spain, Sweden, Switzerland and the United Kingdom or primarily listed on an exchange in such countries. The Fund generally invests in all of the securities comprising its Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2018, on a market price basis, the Fund returned (7.92)%. On a net asset value (“NAV”) basis, the Fund returned (7.45)%. During the same time period, the Index returned (7.29)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses incurred by the Fund during the period, partially offset by revenue generated by the securities lending program in which the Fund participates.

During this same time period, the MSCI EAFE® Index (Net) (the “Benchmark Index”) returned (6.85)%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 920 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the markets of economically developed countries outside the U.S.

The performance of the Fund differed from the Benchmark Index in part because the Fund employs a fundamental weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the financials sector and most underweight in the health care sector during the fiscal year ended October 31, 2018. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to security selection within the financials sector.

For the fiscal year ended October 31, 2018, the consumer staples sector contributed most significantly to the Fund’s return, followed by the information technology and energy sectors, respectively. The financials and utilities sectors detracted most significantly.

Positions that contributed most significantly to the Fund’s return included BP PLC, an energy company (portfolio average weight of 1.66%), and Total SA, an energy company (portfolio average weight of 1.51%). Samsung Electronics Co. Ltd., an information technology company (portfolio average weight 1.08%, and Banco Santander SA a financials company (average weight 1.15%) detracted most significantly.

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2018
Financials	25.4
Industrials	12.1
Energy	11.2
Consumer Discretionary	9.8
Consumer Staples	7.8
Materials	7.5
Health Care	6.9
Communication Services	6.2
Utilities	5.4
Information Technology	4.5
Real Estate	2.7
Money Market Fund Plus Other Assets Less Liabilities	0.5

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2018
Security
BP PLC	1.7
Royal Dutch Shell PLC, Class A	1.6
Total SA	1.5
HSBC Holdings PLC	1.4
Royal Dutch Shell PLC, Class B	1.4
Nestle SA	1.2
Toyota Motor Corp.	1.2
Samsung Electronics Co. Ltd.	1.0
Banco Santander SA	1.0
Novartis AG	0.9
Total	12.9

*	Excluding money market fund holdings.

20

Invesco FTSE RAFI Developed Markets ex-U.S. ETF (PXF) (continued)

Growth of a $10,000 Investment

Fund Performance History as of October 31, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
FTSE RAFI Developed ex U.S. 1000 Index (Net)	(7.29)%	4.64%	14.57%	1.93%	10.03%	7.24%	101.22%	1.27%	15.36%
MSCI EAFE® Index (Net)	(6.85)	3.62	11.27	2.02	10.52	6.89	94.73	0.94	11.14
Fund
NAV Return	(7.45)	4.47	14.03	1.74	8.98	6.75	92.22	0.83	9.79
Market Price Return	(7.92)	4.64	14.57	1.58	8.15	6.51	87.97	0.80	9.46

Fund Inception: June 25, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.45% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See

invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

21

PDN	Manager’s Analysis
Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN)

As an index fund, the Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the FTSE RAFI Developed ex U.S. Mid-Small 1500 Index (the “Index”). The Fund will invest at least 90% of its total assets in securities of small- and mid-capitalization companies that are classified as “developed” within the country classification definition of FTSE International Limited (the “Index Provider”), excluding the United States, and that comprise the Index, as well as American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that are based on the securities in the Index.

The Index is designed to track the performance of the small- and mid-capitalization companies domiciled in developed markets with the highest ranking cumulative score (“Fundamental Value”), selected from the constituents of the FTSE Developed All Cap ex U.S. Index, as determined by FTSE in conjunction with Research Affiliates LLC (“RA” together the “Index Provider”). The Index Provider selects and weights companies based on their Fundamental Values, which are derived from the following four fundamental measures of firm size: book value, cash flow, sales and dividends. The Fund generally invests in all of the securities comprising its Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2018, on a market price basis, the Fund returned (9.36)%. On a net asset value (“NAV”) basis, the Fund returned (9.05)%. During the same time period, the Index returned (8.73)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to the fees and operating expenses that the Fund incurred during the period.

During this same time period, the MSCI EAFE® Small Cap Index (Net) (the “Benchmark Index”) returned (7.81)%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 2,340 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of small capitalization equities markets in developed countries around the world, excluding the U.S.

Relative to the Benchmark Index, the Fund was most overweight in the consumer discretionary sector and most underweight in the real estate sector during the fiscal year ended October 31, 2018. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to sector allocation differences and stock selection within the energy and communications services sectors.

For the fiscal year ended October 31, 2018, the industrials sector contributed most significantly to the Fund’s return, followed by the information technology and utilities sectors, respectively. The consumer discretionary and materials sectors detracted most significantly.

Positions that contributed most significantly to the Fund’s return included Evraz PLC, a materials company (portfolio average weight of 0.18%), and MEG Energy Corp., an energy company (portfolio average weight of 0.32%). Positions that detracted most significantly from the Fund’s return included Suruga Bank Ltd., a financials company (portfolio average weight 0.04%), and Hyundai Wia Corp., a consumer discretionary company (portfolio average weight of 0.09%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2018
Industrials	23.2
Consumer Discretionary	15.6
Materials	10.3
Financials	9.8
Consumer Staples	7.8
Real Estate	7.5
Information Technology	7.5
Health Care	5.5
Communication Services	5.5
Energy	4.4
Utilities	2.4
Money Market Funds Plus Other Assets Less Liabilities	0.5

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2018
Security
MEG Energy Corp.	0.3
TGS Nopec Geophysical Co. ASA	0.2
TFI International, Inc.	0.2
Nippon Suisan Kaisha Ltd.	0.2
TIS, Inc.	0.2
GS Engineering & Construction Corp.	0.2
Hikma Pharmaceuticals PLC	0.2
GVC Holdings PLC	0.2
Taisho Pharmaceutical Holdings Co. Ltd.	0.2
Israel Discount Bank Ltd., Class A	0.2
Total	2.1

*	Excluding money market fund holdings.

22

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN) (continued)

Growth of a $10,000 Investment

Fund Performance History as of October 31, 2018

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index	1 Year							Average Annualized	Cumulative
FTSE RAFI Developed ex U.S. Mid-Small 1500 Index (Net)	(8.73)%	6.37%	20.35%	4.14%	22.48%	11.27%	191.04%	4.21%	58.02%
MSCI EAFE® Small Cap Index (Net)	(7.81)	6.58	21.05	5.16	28.63	11.56	198.52	3.56	47.35
Fund
NAV Return	(9.05)	6.02	19.18	3.77	20.30	10.57	173.25	3.66	49.00
Market Price Return	(9.36)	5.94	18.90	3.41	18.23	10.20	164.12	3.54	47.05

Fund Inception: September 27, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.49% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See

invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

23

PXH	Manager’s Analysis
Invesco FTSE RAFI Emerging Markets ETF (PXH)

As an index fund, the Invesco FTSE RAFI Emerging Markets ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the FTSE RAFI Emerging Markets Index (the “Index”). The Fund will invest at least 90% of its total assets in securities of companies domiciled in countries that are classified as emerging markets within the country classification definition of FTSE International Limited (“FTSE”) and that comprise the Index, as well as American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that are based on the securities in the Index.

The Index is designed to track the performance of securities of companies domiciled in emerging market countries with the highest ranking cumulative score (“Fundamental Value”), selected from the constituents of the FTSE Emerging All Cap Index, as determined by FTSE in conjunction with Research Affiliates LLC (“RA” together the “Index Provider”). The Index Provider selects and weights the securities based on their Fundamental Values, which are derived from the following four fundamental measures of firm size: book value, cash flow, sales and dividends. Historically, the Index has consisted of securities of companies that were domiciled in Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and the United Arab Emirates. While the Fund generally seeks to invest in all of the securities comprising the Index in proportion to their weightings in the Index, at times the composition of the Index may make such “full replication” impracticable. In such circumstances, the Fund will utilize a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended October 31, 2018, on a market price basis, the Fund returned (4.22)%. On a net asset value (“NAV”) basis, the Fund returned (4.44)%. During the same time period, the Index returned (4.40)%. During the fiscal year, the Fund utilized a sampling methodology to achieve exposure to the Indian and Russian securities included in the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index during the period primarily due to the fees and expenses that the Fund incurred and from the impact of the sampling methodology with respect to these Indian and Russian securities.

During this same time period, the MSCI Emerging Markets IndexSM (Net) (the “Benchmark Index”) returned (12.52)%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 1,150 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of emerging market equities.

Relative to the Benchmark Index, the Fund was most overweight in the energy sector and most underweight in the information technology sector during the fiscal year ended October 31, 2018. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to an underweight allocation to the information technology sector.

For the fiscal year ended October 31, 2018, the information technology sector contributed most significantly to the Fund’s return, followed by the energy and consumer discretionary sectors, respectively. The financials sector detracted most significantly followed by the communication services sector.

Positions that contributed most significantly to the Fund’s return included Lukoil PJSC, a energy company (portfolio average weight of 2.39%), and Vale S.A., a materials company (portfolio average weight of 2.03%). Positions that detracted most significantly from the Fund’s return included Hon Hai Precision Industry Co., Ltd., an information technology company (portfolio average weight of 1.65%), and China Construction Bank Corp., a financials company (portfolio average weight of 3.87%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2018
Financials	31.3
Energy	19.7
Information Technology	11.1
Materials	10.1
Communication Services	8.7
Consumer Staples	4.7
Utilities	3.5
Consumer Discretionary	3.1
Industrials	2.8
Real Estate	2.3
Funds	2.0
Health Care	0.6
Money Market Funds Plus Other Assets Less Liabilities	0.1

24

Invesco FTSE RAFI Emerging Markets ETF (PXH) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2018
Security
China Construction Bank Corp., H-Shares	3.9
Taiwan Semiconductor Manufacturing Co. Ltd.	3.1
Gazprom PJSC ADR	2.7
China Mobile Ltd.	2.6
Industrial & Commercial Bank of China Ltd., H-Shares	2.5
LUKOIL PJSC ADR	2.4
Vale SA	2.0
Bank of China Ltd., H-Shares	2.0
iShares MSCI India ETF	2.0
China Petroleum & Chemical Corp. (Sinopec), H-Shares	1.8
Total	25.0

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of October 31, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
FTSE RAFI Emerging Markets Index (Net)	(4.40)%	12.65%	42.94%	1.92%	9.96%	8.08%	117.48%	1.23%	14.58%
MSCI Emerging Markets IndexSM (Net)	(12.52)	6.52	20.88	0.78	3.97	7.84	112.73	0.30	3.39
Fund
NAV Return	(4.44)	12.18	41.17	1.49	7.66	6.65	90.45	0.13	1.40
Market Price Return	(4.22)	12.36	41.86	1.69	8.73	6.60	89.51	(0.07)	(0.75)

25

Invesco FTSE RAFI Emerging Markets ETF (PXH) (continued)

Fund Inception: September 27, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2019. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.51% (0.50% after fee waiver) includes the unitary management fee of 0.49% and acquired fund fees and expenses of 0.02%. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See

invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

26

PAGG	Manager’s Analysis
Invesco Global Agriculture ETF (PAGG)

As an index fund, the Invesco Global Agriculture ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the NASDAQ OMX Global Agriculture IndexSM (the “Index”). The Fund generally will invest at least 90% of its total assets in securities of companies engaged in agriculture and farming-related activities that comprise the Index, as well as American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that are based on the securities in the Index.

Nasdaq, Inc., the Index provider, maintains and calculates the Index, which is designed to measure the overall performance of the largest, most liquid, globally traded securities of companies engaged in agriculture and farming-related activities. The Index may be comprised of common stocks, ordinary shares, depositary receipts, shares of beneficial interest or limited partnership interests and tracking stocks and also may include securities of companies located in emerging market countries. In addition, each security, according to a recognized market data vendor, must have a minimum worldwide market capitalization of $500 million, a minimum three-month average daily dollar trading volume of $1 million and a minimum free float of 20% to be eligible for inclusion in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2018, on a market price basis, the Fund returned (2.50)%. On a net asset value (“NAV”) basis, the Fund returned (2.31)%. During the same time period, the Index returned (1.69)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the MSCI EAFE® Index (Net) (the “Benchmark Index”) returned (6.85)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 920 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the markets of economically developed countries outside the U.S.

Relative to the Benchmark Index, the Fund was most overweight in the fertilizers & agricultural chemicals sub-industry, and most underweight in the diversified banks sub-industry during the fiscal year ended October 31, 2018. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to a lack of allocation to the integrated oil & gas sub-industry and the pharmaceuticals sub-industry.

For the fiscal year ended October 31, 2018, the agricultural products sub-industry detracted most significantly from the Fund’s return, followed by the fertilizer & agricultural chemicals sub-industry. There were no contributing sub-industries.

Positions that contributed most significantly to the Fund’s return included Archer-Daniels-Midland Co., a food products company (portfolio average weight of 8.47%), and SLC Agricola S.A., a food products company (portfolio average weight of 0.55%). Positions that detracted most significantly from the Fund’s return included FMC Corp., a chemicals company (portfolio average weight of 7.99%), and Sociedad Quimica y Minera de Chile SA Pfd Series B, a chemicals company (portfolio average weight of 4.00%).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2018
Fertilizers & Agricultural Chemicals	53.3
Agricultural Products	46.3
Money Market Fund Plus Other Assets Less Liabilities	0.4

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2018
Security
Mosaic Co. (The)	8.4
Archer-Daniels-Midland Co.	7.9
FMC Corp.	7.7
CF Industries Holdings, Inc.	6.8
Bunge Ltd.	6.7
Ingredion, Inc.	4.2
PhosAgro PJSC GDR	4.2
Sociedad Quimica y Minera de Chile SA (Preference Shares), Series B	4.2
Wilmar International Ltd.	4.1
Yara International ASA	4.0
Total	58.2

27

Invesco Global Agriculture ETF (PAGG) (continued)

Growth of a $10,000 Investment

Fund Performance History as of October 31, 2018

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index	1 Year							Average Annualized	Cumulative
NASDAQ OMX Global Agriculture IndexSM (Net)	(1.69)%	3.28%	10.16%	(0.45)%	(2.21)%	6.62%	89.76%	2.42%	27.32%
MSCI EAFE® Index (Net)	(6.85)	3.62	11.27	2.02	10.52	6.89	94.73	4.24	52.21
Fund
NAV Return	(2.31)	2.74	8.46	(0.69)	(3.42)	6.08	80.47	1.95	21.58
Market Price Return	(2.50)	2.66	8.19	(0.70)	(3.44)	5.98	78.78	1.73	18.93

Fund Inception: September 18, 2008

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.77% includes the unitary management fee of 0.75% and other expenses of 0.02%. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

28

PBD	Manager’s Analysis
Invesco Global Clean Energy ETF (PBD)

As an index fund, the Invesco Global Clean Energy ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the WilderHill New Energy Global Innovation Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities of companies engaged in the business of advancing cleaner energy and conservation that comprise the Index, as well as in American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that are based on the securities in the Index.

The Index is comprised primarily of companies whose technologies focus on the generation and use of cleaner energy, conservation and efficiency, and the advancement of renewable energy in general, as determined by WilderHill New Energy Finance, LLC (the “Index Provider”). The Index is comprised mainly of companies in wind, solar, biofuels, hydro, wave and tidal, geothermal and other relevant renewable energy businesses and also includes companies involved in energy conversion, storage, conservation, efficiency, materials, pollution control, emerging hydrogen and fuel cells. The Index Provider selects securities principally on the basis of their capital appreciation potential as identified by the Index Provider pursuant to a proprietary index methodology, with a bias placed on renewable energy companies. The Index may include securities of companies in emerging market countries. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2018, on a market price basis, the Fund returned (14.78) %. On a net asset value (“NAV”) basis, the Fund returned (14.69) %. During the same time period, the Index returned (14.45) %. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period partially offset by the income received from the securities lending program in which the Fund participates.

During this same time period, the MSCI EAFE® Index (Net) (the “Benchmark Index”) returned (6.85) %. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 920 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the equities market in developed countries outside the U.S.

Relative to the Benchmark Index, the Fund was most overweight in the renewable electricity sub-industry and most underweight in the diversified banks sub-industry during the fiscal year ended October 31, 2018. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to stock selection within the semiconductor equipment sub industry, and allocation to the semiconductors and heavy electrical equipment sub industries, respectively.

For the fiscal year ended October 31, 2018, the electric utilities sub-industry contributed most significantly to the Fund’s return, followed by the construction & engineering, and oil & gas refining & marketing sub-industries, respectively. The semiconductor equipment sub-industry detracted most significantly from the Fund’s return, followed by the semiconductors and renewable electricity sub-industries, respectively.

Positions that contributed most significantly to the Fund’s return included Saeta Yield SA, an electric utilities company (no longer held at fiscal year-end), and Renewable Energy Group, Inc., an oil, gas & consumable fuels company (portfolio average weight of 0.41%). Positions that detracted most significantly from the Fund’s return included FDG Electric Vehicles Ltd., an automobiles company (portfolio average weight of 0.90%), and GCL-Poly Energy Holdings Ltd., a semiconductors & semiconductor equipment company (portfolio average weight of 1.15%).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2018
Renewable Electricity	21.5
Semiconductors	12.7
Electrical Components & Equipment	10.0
Heavy Electrical Equipment	9.3
Semiconductor Equipment	7.3
Oil & Gas Refining & Marketing	4.4
Automobile Manufacturers	4.2
Electric Utilities	3.8
Electronic Equipment & Instruments	3.7
Building Products	3.4
Independent Power Producers & Energy Traders	3.2
Sub-Industry Types Each Less Than 3%	16.4
Money Market Fund Plus Other Assets Less Liabilities	0.1

29

Invesco Global Clean Energy ETF (PBD) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2018
Security
Tesla, Inc.	2.2
Universal Display Corp.	2.0
Seoul Semiconductor Co. Ltd.	1.9
Cree, Inc.	1.9
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	1.9
OSRAM Licht AG	1.7
Kingspan Group PLC	1.7
Landis+Gyr Group AG	1.7
Epistar Corp.	1.7
Nibe Industrier AB, Class B	1.6
Total	18.3

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of October 31, 2018

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index	1 Year							Average Annualized	Cumulative
WilderHill New Energy Global Innovation Index	(14.45)%	0.50%	1.50%	0.10%	0.48%	0.74%	7.64%	(5.27)%	(46.01)%
MSCI EAFE® Index (Net)	(6.85)	3.62	11.27	2.02	10.52	6.89	94.73	1.09	13.15
Fund
NAV Return	(14.69)	0.31	0.92	(0.44)	(2.19)	0.08	0.79	(6.04)	(50.81)
Market Price Return	(14.78)	0.25	0.75	(0.46)	(2.27)	(0.08)	(0.82)	(6.12)	(51.29)

30

Invesco Global Clean Energy ETF (PBD) (continued)

Fund Inception: June 13, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.75% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See

invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

31

PSAU	Manager’s Analysis
Invesco Global Gold and Precious Metals ETF (PSAU)

As an index fund, the Invesco Global Gold and Precious Metals ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the NASDAQ OMX Global Gold and Precious Metals IndexSM (the “Index”). The Fund will invest at least 90% of its total assets in the securities of companies involved in the gold, silver and other precious metals mining industries that comprise the Index, as well as in American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that are based on the securities in the Index.

Nasdaq, Inc., the Index provider, calculates and maintains the Index, which is designed to measure the overall performance of the most liquid, globally traded securities of companies involved in gold, silver and other precious metals mining industry activities. In addition, each security, according to a recognized market data vendor, must have a minimum worldwide market capitalization of $500 million, a minimum three-month average daily dollar trading volume of $1 million and a minimum free float of 20% prior to inclusion in the Index. The Index may be comprised of common stocks, ordinary shares, depositary receipts, shares of beneficial interest or limited partnership interests and tracking stocks and also may include securities of companies located in emerging market countries. The Fund generally invests in all of the securities comprising its Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2018, on a market price basis, the Fund returned (16.53)%. On a net asset value (“NAV”) basis, the Fund returned (16.71)%. During the same time period, the Index returned (15.87)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the MSCI EAFE® Index (Net) (the “Benchmark Index”) returned (6.85)%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 920 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the markets of economically developed countries outside the U.S.

While the Benchmark Index has some exposure to gold, precious metals and mining operators, securities from these sub-industries represent a fairly small proportion of the securities included in the Benchmark Index. In contrast, the Fund focuses fully on these sub-industries. The Fund underperformed the Benchmark Index during the period due to its focus on these sub-industries and their performance compared to the securities classified under the sub-industries represented in the Benchmark index.

For the fiscal year ended October 31, 2018, there were no contributing sub-industries. The gold sub-industry detracted most significantly from the Fund’s return, followed by the silver and precious metals & minerals sub-industries, respectively.

Positions that contributed most significantly to the Fund’s return included Northern Star Resources Ltd., a metals & mining company (portfolio average weight of 2.83%), and Kirkland Lake Gold Ltd., a gold company (portfolio average weight of 2.34%). Positions that detracted most significantly from the Fund’s return included Goldcorp Inc., a metals & mining company (portfolio average weight of 5.47%), and Franco-Nevada Corp., a metals & mining company (portfolio average weight of 7.13%).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2018
Gold	86.0
Silver	8.7
Precious Metals & Minerals	5.1
Money Market Funds Plus Other Assets Less Liabilities	0.2

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2018
Security
Barrick Gold Corp.	9.6
Newmont Mining Corp.	7.8
Newcrest Mining Ltd.	7.2
Franco-Nevada Corp.	7.1
Goldcorp, Inc.	5.5
Randgold Resources Ltd.	4.7
Agnico Eagle Mines Ltd.	4.0
Wheaton Precious Metals Corp.	3.8
Royal Gold, Inc.	3.0
Northern Star Resources Ltd.	2.8
Total	55.5

*	Excluding money market fund holdings.

32

Invesco Global Gold and Precious Metals ETF (PSAU) (continued)

Growth of a $10,000 Investment

Fund Performance History as of October 31, 2018

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index	1 Year							Average Annualized	Cumulative
NASDAQ OMX Global Gold and Precious Metals IndexSM	(15.87)%	8.53%	27.83%	(4.46)%	(20.41)%	1.05%	10.96%	(3.74)%	(32.00)%
MSCI EAFE® Index (Net)	(6.85)	3.62	11.27	2.02	10.52	6.89	94.73	4.24	52.21
Fund
NAV Return	(16.71)	7.61	24.62	(5.27)	(23.73)	0.37	3.73	(4.50)	(37.23)
Market Price Return	(16.53)	7.75	25.11	(5.16)	(23.26)	0.25	2.52	(4.52)	(37.39)

Fund Inception: September 18, 2008

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.75% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See

invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

33

PIO	Manager’s Analysis
Invesco Global Water ETF (PIO)

As an index fund, the Invesco Global Water ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the NASDAQ OMX Global Water IndexSM (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities of companies listed on a global exchange that create products designed to conserve and purify water for homes, businesses and industries that comprise the Index, as well as in American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that are based on the securities in the Index.

The Index was created by Nasdaq, Inc., the Index provider. A security must have a worldwide market capitalization of $50 million to be included in the Index. The Index may be comprised of common stocks, ordinary shares, depositary receipts, depositary shares, Dutch certificates, shares of beneficial interest, stapled securities and tracking stocks and also may include companies in emerging market countries. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2018, on a market price basis, the Fund returned (4.53)%. On a net asset value (“NAV”) basis, the Fund returned (4.45)%. During the same time period, the Index returned (3.56)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the MSCI EAFE® Index (Net) (the “Benchmark Index”) returned (6.85)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 920 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the markets of economically developed countries outside the U.S.

Relative to the Benchmark Index, the Fund was most overweight in the water utilities sub-industry and most underweight in the diversified banks sub-industry during the fiscal year ended October 31, 2018. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to overweight allocations to the specialty chemicals and industrial conglomerates sub-industries.

For the fiscal year ended October 31, 2018, the specialty chemicals sub-industry contributed most significantly to the Fund’s return, followed by the industrial conglomerates and trading companies & distributors sub-industries, respectively. Allocations to the building products and industrial machinery sub-industries detracted most significantly from the Fund’s return.

Positions that contributed most significantly to the Fund’s return include Ecolab Inc., a materials company (portfolio average weight of 8.86%), and HD Supply Holdings, Inc., an industrials company (portfolio average weight of 2.69%). Positions that detracted most significantly from the Fund’s return included Beijing Enterprises Water Group Ltd., a utilities company (portfolio average weight of 1.30%) and TOTO Ltd., an industrials company (portfolio average weight of 2.73%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2018
Industrials	47.8
Utilities	27.1
Health Care	12.7
Materials	8.8
Information Technology	2.4
Consumer Discretionary	1.0
Money Market Fund Plus Other Assets Less Liabilities	0.2

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2018
Security
Ecolab, Inc.	8.8
Danaher Corp.	8.3
Pentair PLC	8.0
Ferguson PLC	5.6
Geberit AG	5.0
Waters Corp.	4.3
Roper Technologies, Inc.	4.1
Veolia Environnement SA	4.1
United Utilities Group PLC	3.7
Severn Trent PLC	3.4
Total	55.3

*	Excluding money market fund holdings.

34

Invesco Global Water ETF (PIO) (continued)

Growth of a $10,000 Investment

Fund Performance History as of October 31, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended — NASDAQ OMX Global Water IndexSM	(3.56)%	5.07%	15.99%	3.86%	20.83%	8.78%	132.06%	1.68%	20.92%
MSCI EAFE® Index (Net)	(6.85)	3.62	11.27	2.02	10.52	6.89	94.73	1.09	13.15
Fund
NAV Return	(4.45)	4.27	13.36	3.07	16.30	8.41	124.17	1.03	12.32
Market Price Return	(4.53)	4.39	13.75	2.98	15.84	8.57	127.48	0.83	9.90

Fund Inception: June 13, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.75% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities.

Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Blended-Index and Benchmark Index are based on the inception date of the Fund.

-

The Blended-NASDAQ OMX Global Water IndexSM performance is comprised of the performance of the Palisades Global Water Index, the Fund’s previous underlying index from Fund inception through the conversion date, March 1, 2012, followed by the performance of the Index, starting from the conversion date through October 31, 2018.

-	Net returns reflect reinvested dividends net of withholding taxes.

35

IPKW	Manager’s Analysis
Invesco International BuyBack AchieversTM ETF (IPKW)

As an index fund, the Invesco International BuyBack AchieversTM ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the NASDAQ International BuyBack AchieversTM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, the Nasdaq, Inc. (the “Index Provider”) includes in the Index common stocks of foreign companies that are classified as “International BuyBack AchieversTM” pursuant to a proprietary selection methodology. To qualify as an “International BuyBack AchieversTM” and have its stock be eligible for inclusion in the Index, an issuer must: (i) have its common stock included in the NASDAQ Global Ex-US Index (a broad-based index designed to track the performance of the global equity market and whose component securities are issued by companies located throughout the world, excluding the United States); (ii) have a minimum market capitalization of $250 million; (iii) have effected a net reduction of 5% or more of its outstanding shares in its latest fiscal year; and (iv) have a minimum three-month average daily cash volume of $1 million. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2018, on a market price basis, the Fund returned (10.96)%. On a net asset value (“NAV”) basis, the Fund returned (10.40)%. During the same time period, the Index returned (10.10)%. During the fiscal period, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses incurred by the Fund during the period.

During this same time period, the MSCI ACWI ex USA® Index (Net) (the “Benchmark Index”) returned (8.24)%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 2,160 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the developed and emerging equity markets outside the U.S.

The performance of the Fund differed from the Benchmark Index in part because the Fund employs a modified market capitalization weighting methodology and selects stocks based on constituent companies engaging in stock buybacks, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the consumer discretionary sector and most underweight in the financials sector during the fiscal year ended October 31, 2018. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to its allocation to the energy sector, as well as stock selection within the consumer staples sector.

For the fiscal year ended October 31, 2018, the communication services sector contributed most significantly to the Fund’s return, followed by the health care sector. The consumer discretionary sector was the greatest detracting sector followed by the information technology and financials sectors, respectively.

Positions that contributed most significantly to the Fund’s return included GN Store Nord A/S, a health care equipment & supplies company (no longer held at fiscal year-end) and Great Canadian Gaming Corp., a hotels, restaurants & leisure company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included Danske bank A/S, a commercial banks company (portfolio average weight 1.11%) and OSRAM Licht AG, an electrical equipment company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2018
Consumer Discretionary	30.3
Information Technology	18.8
Industrials	12.0
Financials	11.4
Consumer Staples	8.1
Real Estate	7.5
Health Care	7.0
Materials	4.7
Money Market Funds Plus Other Assets Less Liabilities	0.2

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2018
Security
Bridgestone Corp.	5.6
Canadian Tire Corp. Ltd., Class A	5.3
CGI Group, Inc., Class A	5.3
Magna International, Inc.	5.2
Infosys Ltd. ADR	5.1
Astellas Pharma, Inc.	4.9
Rakuten, Inc.	4.9
Danske Bank A/S	4.0
Minerva SA	3.2
CAR, Inc.	2.8
Total	46.3

*	Excluding money market fund holdings.

36

Invesco International BuyBack AchieversTM ETF (IPKW) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of October 31, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception
Index				Average Annualized	Cumulative
NASDAQ International BuyBack Achievers™ Index	(10.10)%	7.45%	24.06%	7.26%	38.72%
MSCI ACWI ex USA® Index	(8.24)	4.37	13.70	1.59	7.66
Fund
NAV Return	(10.40)	6.81	21.87	6.56	34.52
Market Price Return	(10.96)	6.83	21.92	6.39	33.53

Fund Inception: February 27, 2014

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.55% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See

invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

37

CUT	Manager’s Analysis
Invesco MSCI Global Timber ETF (CUT)

As an index fund, the Invesco MSCI Global Timber ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the MSCI ACWI IMI Timber Select Capped Index (the “Index”). The Fund will invest at least 90% of its total assets in securities that comprise the Index, as well as American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) represent securities in the index.

Strictly in accordance with its guidelines and mandated procedures, MSCI, Inc. (the “Index Provider”) compiles, maintains, and calculates the Index, which is comprised of equity securities of companies that are primarily engaged in the ownership and management of forests and timberlands and the production of finished products that use timber as a raw material. The securities in the Index are selected from a universe of securities that are included in the MSCI ACWI Investable Market Index and classified by the Global Industry Classification Standard to be in the sub-industries of forest products, paper products, paper packaging or specialized real estate investment trusts (“REITs”) classified as “Timber” REITs. The constituents of the Index are weighted based on their free-float-adjusted market capitalization. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

The Board of Trustees approved a change in fiscal year end for the Fund from May 31 to October 31. For the fiscal period from June 1, 2018 to October 31, 2018, on a market price basis, the Fund returned (16.70)%. On a net asset value (“NAV”) basis, the Fund returned (16.48)%. During the same time period, the Index returned (16.59)%. During the fiscal period, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to the positive impact of the Fund’s use of sampling during the period, partially offset by fees and operating expenses that the Fund incurred during the period.

During this same time period, the MSCI World Index (Net) (the “Benchmark Index”) returned (2.77)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 1,640 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of stocks of developed countries.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the materials sector and most underweight in the financials sector during the fiscal period ended October 31, 2018. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund being overweight in the materials sector.

For the fiscal period ended October 31, 2018, the real estate sector detracted most significantly from the Fund’s return, followed by the materials sector. There were no contributing sectors during the time period.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended October 31, 2018, included Oji Holdings Corp., Class R, a paper products company (portfolio average weight of 2.31%) and Sonoco Products Co., a paper packaging company (portfolio average weight of 2.19%). Positions that detracted most significantly from the Fund’s return during this period included Weyerhaeuser Co., a forest products company (portfolio average weight of 4.88%) and WestRock Co., a paper packaging company (portfolio average weight of 4.84%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2018
Materials	92.2
Real Estate	7.5
Financials	0.1
Money Market Fund Plus Other Assets Less Liabilities	0.2

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2018
Security
UPM-Kymmene Oyj	5.1
International Paper Co.	5.1
Amcor Ltd.	5.0
WestRock Co.	4.5
Weyerhaeuser Co.	4.5
Packaging Corp. of America	4.0
Mondi PLC	4.0
Stora Enso Oyj, Class R	3.8
Avery Dennison Corp.	3.7
Smurfit Kappa Group PLC	3.4
Total	43.1

*	Excluding money market fund holdings.

38

Invesco MSCI Global Timber ETF (CUT) (continued)

Growth of a $10,000 Investment

Fund Performance History as of October 31, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended — MSCI All Country World IMI Timber Select Capped Index (Net)	(9.12)%	6.17%	19.67%	4.47%	24.47%	11.97%	209.80%	3.91%	52.40%
MSCI World Index (Net)	1.16	7.91	25.67	6.81	38.98	10.02	159.91	4.32	59.01
Fund
NAV Return	(8.91)	6.09	19.42	4.08	22.12	11.11	186.74	2.89	36.77
Market Price Return	(9.22)	6.23	19.89	4.04	21.91	11.28	191.10	2.88	36.50

Guggenheim MSCI Global Timber ETF (the “Predecessor Fund”) Inception: November 9, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through December 31, 2020. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.67% and the net annual operating expense ratio was indicated as 0.55%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers. Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities.

Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Blended-Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-

The Blended-MSCI ACWI IMI Timber Select Capped Index performance is comprised of the performance of the Beacon Global Timber Index, the Fund’s previous underlying index prior to the conversion date, May 20, 2016, followed by the performance of the Index, starting from the conversion date through October 31, 2018.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

39

LVL	Manager’s Analysis
Invesco S&P Global Dividend Opportunities Index ETF (LVL)

As an index fund, the Invesco S&P Global Dividend Opportunities Index ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the S&P Global Dividend Opportunities Index (the “Index”). The Fund will invest at least 90% of its total assets in securities that comprise the Index, as well as American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that represent securities in the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains, and calculates the Index seeks to measure the performance of 100 common stocks that offer high dividend yields and are listed on the exchanges of the countries included in the S&P Global Broad Market Index. The constituents of the Index are weighted based on their trailing 12-month dividend yield. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

The Board of Trustees approved a change in fiscal year end for the Fund from May 31 to October 31. For the fiscal period from June 1, 2018 to October 31, 2018, on a market price basis, the Fund returned (0.58)%. On a net asset value (“NAV”) basis, the Fund returned (0.58)%. During the same time period, the Index returned (0.41)%. During the fiscal period, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the MSCI World Index (Net) (the “Benchmark Index”) returned (2.77)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 1,640 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of stocks of developed countries.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the financials sector and most underweight in the information technology sector during the fiscal period ended October 31, 2018. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to its allocations to the consumer staples sector.

For the fiscal period ended October 31, 2018, the consumer staples sector contributed most significantly to the Fund’s return, followed by the health care and information technology sectors, respectively. The consumer discretionary and industrials sectors were the most significant detracting sectors.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended October 31, 2018, included Hyundai Motor Co., an automobiles company (portfolio average weight of 0.37%), and WP Carey Inc., a real estate management & development company (portfolio average weight of 0.26%). Positions that detracted most significantly from the Fund’s return during this period included Amcor Ltd., a containers & packaging company (portfolio average weight of 1.25%) and AusNet Services, an electric utilities company (portfolio average weight of 0.44%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2018
Financials	24.6
Consumer Staples	13.2
Industrials	11.6
Health Care	9.2
Consumer Discretionary	9.0
Materials	8.7
Real Estate	8.0
Communication Services	7.4
Utilities	5.9
Energy	2.2
Money Market Fund Plus Other Assets Less Liabilities	0.2

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2018
Security
ICA Gruppen AB	2.6
Transurban Group	2.6
Pfizer, Inc.	2.4
Shaw Communications, Inc., Class B	2.4
Nippon Paper Industries Co. Ltd.	2.4
Procter & Gamble Co. (The)	2.3
Exxon Mobil Corp.	2.2
Westpac Banking Corp.	2.1
Amcor Ltd.	2.0
Cracker Barrel Old Country Store, Inc.	2.0
Total	23.0

*	Excluding money market fund holdings.

40

Invesco S&P Global Dividend Opportunities Index ETF (LVL) (continued)

Growth of a $10,000 Investment

Fund Performance History as of October 31, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended — S&P Global Dividend Opportunities Index (Net)	(0.48)%	8.43%	27.47%	0.16%	0.81%	5.85%	76.50%	(2.62)%	(26.03)%
MSCI World Index (Net)	1.16	7.91	25.67	6.81	38.98	10.02	159.91	4.25	60.36
Fund
NAV Return	(0.85)	8.28	26.96	0.12	0.58	5.76	75.11	(1.92)	(19.75)
Market Price Return	(0.76)	8.37	27.29	0.09	0.43	5.69	73.86	(1.93)	(19.88)

Guggenheim S&P Global Dividend Opportunities Index ETF (the “Predecessor Fund”) Inception: June 25, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through December 31, 2020. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.77% and the net annual operating expense ratio was indicated as 0.64%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Blended-Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-

The Blended-S&P Global Dividend Opportunities Index performance is comprised of the performance of the Benchmarks by Design High Income Index, the Fund’s previous underlying index prior to the conversion date, September 30, 2008, followed by the performance of the Index, starting from the conversion date through October 31, 2018.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

41

IDHQ	Manager’s Analysis
Invesco S&P International Developed Quality ETF (IDHQ)

As an index fund, Invesco S&P International Developed Quality ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the S&P Quality Developed ex-U.S. LargeMidCap Index) (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

S&P Dow Jones Indices LLC (the “Index Provider”) compiles, maintains and calculates the Index, which is constructed from constituents of the S&P Developed ex-U.S. LargeMidCap Index (the “Developed ex-U.S. Index”) that the Index Provider identifies as being of the highest quality, that is, stocks of companies that seek to generate higher revenue and cash flow than their counterparts through prudent use of assets and finances. Strictly in accordance with its guidelines and mandated procedures, the Index Provider calculates the quality score of each security in the Developed ex-U.S. Index based on a composite of the following three factors: (i) return on equity, calculated as the company’s trailing 12-month earnings per share divided by the company’s latest book value per share; (ii) accruals ratio, computed using the change of the company’s net operating assets over the last year divided by the company’s average net operating assets over the last two years; and (iii) financial leverage, calculated as the company’s latest total debt divided by the company’s book value. The Index Provider then selects the 100 stocks with the highest quality score for inclusion in the Index. The Index is modified float-adjusted market-capitalization weighted, weighting securities by multiplying their float-adjusted market capitalization and their quality score. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2018, on a market price basis, the Fund returned (8.05)%. On a net asset value (“NAV”) basis, the Fund returned (7.00)%. During the same time period, the Index returned (6.98)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses incurred by the Fund during the period.

During this same time period, the MSCI EAFE® Index (Net) (the “Benchmark Index”) returned (6.85)%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 920 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the markets of economically developed countries outside the U.S.

The performance of the Fund differed from the Benchmark Index in part because the Fund employs a quality ranking-driven weighting and stock selection methodology, as defined by the Index Provider, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the health care sector and most underweight in the financials sector during the fiscal year ended October 31, 2018. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to its allocations to the health care and information technology sectors.

For the fiscal year ended October 31, 2018, the energy sector contributed most significantly to the Fund’s return. The information technology sector was the greatest detracting sector followed by the consumer discretionary and materials sectors, respectively.

Positions that contributed most significantly to the Fund’s return included Roche Holding AG, a pharmaceuticals company (portfolio average weight of 4.99%), and CSL Ltd., a biotechnology company (portfolio average weight of 1.74%). Positions that detracted most significantly from the Fund’s return included Bayer AG, a chemicals company (portfolio average weight of 0.94%), and Samsung Electronics Co., Ltd., a semiconductors & semiconductor equipment company (portfolio average weight of 1.70%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2018
Health Care	20.5
Industrials	16.6
Consumer Staples	14.2
Information Technology	13.8
Consumer Discretionary	12.9
Materials	8.4
Financials	6.5
Communication Services	3.1
Utilities	2.4
Energy	0.7
Real Estate	0.1
Money Market Fund Plus Other Assets Less Liabilities	0.8

42

Invesco S&P International Developed Quality ETF (IDHQ) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2018
Security
Roche Holding AG	6.2
Samsung Electronics Co. Ltd.	4.4
SAP SE	3.1
Novo Nordisk A/S, Class B	3.0
Unilever NV	2.8
Diageo PLC	2.8
Bayer AG	2.1
Canadian National Railway Co.	2.1
BASF SE	1.9
CSL Ltd.	1.9
Total	30.3

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of October 31, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended — S&P Quality Developed ex-U.S. LargeMidCap Index (Net)	(6.98)%	4.11%	12.85%	3.96%	21.40%	9.50%	147.78%	1.50%	18.47%
MSCI EAFE® Index (Net)	(6.85)	3.62	11.27	2.02	10.52	6.89	94.73	1.09	13.15
Fund
NAV Return	(7.00)	4.18	13.08	3.75	20.20	8.70	130.27	0.65	7.63
Market Price Return	(8.05)	4.18	13.09	3.69	19.84	8.72	130.68	0.49	5.76

43

Invesco S&P International Developed Quality ETF (IDHQ) (continued)

Fund Inception: June 13, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities.

Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Blended-Index, and Benchmark Index are based on the inception date of the Fund.

-

The Blended-S&P Quality Developed ex-U.S. LargeMidCap Index is comprised of the performance of the QSG Developed International Opportunities Index, the Fund’s previous underlying index from Fund inception through March 1, 2012, followed by the performance of S&P International Developed High Quality Rankings Index, the Fund’s underlying index for the period March 1, 2012 through the conversion date, March 18, 2016, followed by the performance of the Index, starting from the conversion date through October 31, 2018.

-	Net returns reflect reinvested dividends net of withholding taxes.

44

HGI	Manager’s Analysis
Invesco Zacks International Multi-Asset Income ETF (HGI)

As an index fund, the Invesco Zacks International Multi-Asset Income ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the Zacks International Multi-Asset Income Index (the “Index”). The Fund will invest at least 90% of its total assets in securities that comprise the Index, as well as American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that represent securities in the Index.

Strictly in accordance with its guidelines and mandated procedures, Zacks Investment Research, Inc. (“Zacks” or the “Index Provider”) compiles, maintains, and calculates the Index, which is comprised of securities that the Index Provider has identified as having potentially high income and superior risk-return profiles by using a proprietary strategy that evaluates stocks on multiple factors, including dividend yield and market capitalization. The Index will be comprised of at least 40% non-U.S. securities and may include the stocks of international companies, global real estate investment trusts (“REITs”), master limited partnerships (“MLPs”), royalty trusts, ADRs of emerging market companies and U.S.-listed closed-end funds that invest in international companies. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

The Board of Trustees approved a change in fiscal year end for the Fund from May 31 to October 31. For the fiscal period from June 1, 2018 to October 31, 2018, on a market price basis, the Fund returned (9.95)%. On a net asset value (“NAV”) basis, the Fund returned (9.45)%. During the same time period, the Index returned (9.23)%. During the fiscal period, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred partially offset by income received from the securities lending program in which the Fund participates.

During this same time period, the MSCI EAFE® Index (Net) (the “Benchmark Index”) returned (7.85)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 920 securities. The Benchmark Index was selected for its recognition in the market place, and because its performance comparison is a useful measure for investors as a broad representation of the markets of economically developed countries outside the U.S.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the energy sector and most underweight in the health care sector during the fiscal period ended October 31, 2018. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund being overweight in the energy sector.

For the fiscal period ended October 31, 2018, the communications service sector contributed most significantly to the Fund’s return. The industrial and energy sectors were the most significant detracting sectors.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended October 31, 2018, included Inmarsat PLC, an alternative carriers company (no longer held at fiscal period-end), and Electricite de France S.A., an electric utilities company (no longer held at fiscal period-end). Positions that detracted most significantly from the Fund’s return during this period included Noble Energy, Inc., an oil & gas exploration & production company (portfolio average weight of 1.22%), and Nine Dragons Paper Holdings Ltd., a paper products company (portfolio average weight of 0.76%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2018
Industrials	16.1
Materials	12.0
Energy	11.5
Utilities	10.0
Closed-End Funds	9.9
Consumer Discretionary	9.4
Communication Services	9.4
Financials	8.8
Consumer Staples	5.8
Information Technology	3.0
Real Estate	2.0
Health Care	1.3
Telecommunication Services	0.8
Money Market Funds Plus Other Assets Less Liabilities	(0.0)

45

Invesco Zacks International Multi-Asset Income ETF (HGI) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2018
Security
Mobile TeleSystems PJSC ADR	3.6
China Petroleum & Chemical Corp., H-Shares ADR	1.7
Vedanta Ltd. ADR	1.6
Beijing Enterprises Holdings Ltd.	1.5
Cabot Oil & Gas Corp.	1.2
Enel SpA	1.2
Mitie Group PLC	1.2
Cimarex Energy Co.	1.1
Enel Americas SA ADR	1.1
Mitsubishi Corp.	1.1
Total	15.3

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of October 31, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Zacks International Multi-Asset Income Index (Net)	(8.69)%	3.14%	9.72%	(0.05)%	(0.23)%	6.27%	83.67%	0.08%	0.86%
MSCI EAFE® Index (Net)	(6.85)	3.62	11.27	2.02	10.52	6.89	94.73	0.72	8.44
Fund
NAV Return	(9.26)	2.84	8.78	(0.22)	(1.09)	6.00	79.07	(0.26)	(2.94)
Market Price Return	(9.56)	2.74	8.46	(0.34)	(1.71)	6.06	80.12	(0.33)	(3.72)

46

Invesco Zacks International Multi-Asset Income ETF (HGI) (continued)

Guggenheim International Multi-Asset Income ETF (the “Predecessor Fund”) Inception: July 11, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through December 31, 2020. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 1.78%, including acquired fund fees and expenses of 0.28%, and the net annual operating expense ratio was indicated as 0.98%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See

invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

47

Schedule of Investments(a)

Invesco Canadian Energy Income ETF (ENY)

October 31, 2018

Number of Shares		Value
	Common Stocks—99.8%
	Energy Equipment & Services—10.8%
23,733	Computer Modelling Group Ltd. (Canada)	$142,407
26,283	Enerflex Ltd. (Canada)	317,818
38,109	Ensign Energy Services, Inc. (Canada)	148,867
29,228	Mullen Group Ltd. (Canada)	304,910
22,040	Pason Systems, Inc. (Canada)	333,474
48,478	Secure Energy Services, Inc. (Canada)	316,726
20,782	ShawCor Ltd. (Canada)	377,898

		1,942,100

	Oil, Gas & Consumable Fuels—89.0%
94,176	ARC Resources Ltd. (Canada)	879,191
78,868	Birchcliff Energy Ltd. (Canada)	249,231
100,994	Cameco Corp. (Canada)	1,084,345
30,451	Canadian Natural Resources Ltd. (Canada)	837,533
162,932	Crescent Point Energy Corp. (Canada)	771,702
38,918	Enbridge Income Fund Holdings, Inc. (Canada)	902,975
28,573	Enbridge, Inc. (Canada)	892,492
27,369	Freehold Royalties Ltd. (Canada)(b)	201,529
42,754	Gibson Energy, Inc. (Canada)	678,464
59,853	Husky Energy, Inc. (Canada)	848,174
54,625	Inter Pipeline Ltd. (Canada)(b)	888,059
35,550	Keyera Corp. (Canada)	887,904
30,860	Kinder Morgan Canada Ltd. (Canada)(c)	372,928
29,564	Parkland Fuel Corp. (Canada)	995,259
29,551	Pembina Pipeline Corp. (Canada)	958,143
48,906	Peyto Exploration & Development Corp. (Canada)	399,962
53,273	PrairieSky Royalty Ltd. (Canada)(b)	811,315
25,435	Suncor Energy, Inc. (Canada)	855,290
43,617	TORC Oil & Gas Ltd. (Canada)	179,683
23,053	TransCanada Corp. (Canada)	871,389
30,539	Vermilion Energy, Inc. (Canada)	811,815
123,837	Whitecap Resources, Inc. (Canada)	607,280

		15,984,663

	Total Common Stocks (Cost $23,340,734)	17,926,763

	Money Market Fund—0.4%
75,201	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 2.08%(d) (Cost $75,201)	75,201

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $23,415,935)—100.2%	18,001,964

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—7.6%
1,361,740	Invesco Government & Agency Portfolio—Institutional Class, 2.08%(d)(e) (Cost $1,361,740)	1,361,740

	Total Investments in Securities (Cost $24,777,675)—107.8%	19,363,704
	Other assets less liabilities—(7.8)%	(1,405,275)

	Net Assets—100.0%	$17,958,429

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at October 31, 2018.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at October 31, 2018 represented 2.08% of the Fund’s Net Assets.

(d)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2018.

(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

This Fund has holdings greater than 10% of net assets in the following country:

Canada	99.8%

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

48

Schedule of Investments(a)

Invesco China Real Estate ETF (TAO)

October 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests—99.9%
	Diversified Real Estate Activities—25.3%
100,685	Chinese Estates Holdings Ltd. (Hong Kong)	$94,528
51,037	Great Eagle Holdings Ltd. (Hong Kong)	233,070
416,916	Hang Lung Properties Ltd. (Hong Kong)	755,186
315,834	Henderson Land Development Co. Ltd. (Hong Kong)	1,470,513
750,054	Joy City Property Ltd. (China)	79,412
126,020	Kerry Properties Ltd. (Hong Kong)	396,254
1,205,123	New World Development Co. Ltd. (Hong Kong)	1,528,041
676,551	Shenzhen Investment Ltd. (China)	194,178
126,570	Sun Hung Kai Properties Ltd. (Hong Kong)	1,645,213
103,082	Swire Pacific Ltd., Class A (Hong Kong)	1,069,689
189,733	Swire Pacific Ltd., Class B (Hong Kong)	305,436
243,993	Wharf Holdings Ltd. (The) (Hong Kong)	608,784
164,010	Wheelock & Co. Ltd. (Hong Kong)	875,554

		9,255,858

	Diversified REITs—0.8%
214,954	Sunlight Real Estate Investment Trust REIT (Hong Kong)	129,421
275,380	Yuexiu Real Estate Investment Trust REIT (Hong Kong)	167,208

		296,629

	Heavy Electrical Equipment—1.6%
1,496,489	Fullshare Holdings Ltd. (Hong Kong)(b)	582,224

	Office REITs—1.0%
417,933	Champion REIT (Hong Kong)	281,487
253,044	Prosperity REIT (Hong Kong)	89,734

		371,221

	Real Estate Development—50.3%
304,884	Agile Group Holdings Ltd. (China)	347,688
1,807,260	Carnival Group International Holdings Ltd. (Hong Kong)(b)	32,736
271,657	China Aoyuan Property Group Ltd. (China)	158,710
570,614	China Evergrande Group (China)	1,361,135
876,818	China Jinmao Holdings Group Ltd. (China)	367,979
295,546	China Overseas Grand Oceans Group Ltd. (China)	91,234
675,530	China Overseas Land & Investment Ltd. (China)	2,115,501
569,247	China Resources Land Ltd. (China)	1,931,522
386,752	China SCE Group Holdings Ltd. (China)	131,723
911,243	China South City Holdings Ltd. (China)	133,675
277,217	China Vanke Co. Ltd., H-Shares (China)	853,993
770,061	CIFI Holdings Group Co. Ltd. (China)	322,193
257,310	CK Asset Holdings Ltd. (Hong Kong)	1,670,674
1,381,937	Country Garden Holdings Co. Ltd. (China)	1,478,997
361,103	Future Land Development Holdings Ltd. (China)	207,282
123,503	Greentown China Holdings Ltd. (China)	85,702
213,913	Guangzhou R&F Properties Co. Ltd., H-Shares (China)	335,629
140,472	Hopson Development Holdings Ltd. (China)	107,691
209,157	Jiayuan International Group Ltd. (China)	367,120
250,033	K Wah International Holdings Ltd. (Hong Kong)	112,906
460,848	Kaisa Group Holdings Ltd. (China)	112,281
254,171	KWG Group Holdings Ltd. (China)	194,209
265,663	Logan Property Holdings Co. Ltd. (China)	245,350

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Real Estate Development (continued)
312,782	Longfor Group Holdings Ltd. (China)	$759,672
408,680	Poly Property Group Co. Ltd. (China)	121,988
329,119	Powerlong Real Estate Holdings Ltd. (China)	112,514
124,717	Ronshine China Holdings Ltd. (China)(b)	140,476
224,909	Shimao Property Holdings Ltd. (China)	440,098
731,142	Shui On Land Ltd. (China)	147,359
681,682	Sino Land Co. Ltd. (Hong Kong)	1,069,557
658,368	Sino-Ocean Group Holding Ltd. (China)	257,825
483,213	Sunac China Holdings Ltd. (China)	1,312,911
112,496	Times China Holdings Ltd. (China)	98,011
799,533	Wang On Properties Ltd. (Hong Kong)	98,929
138,490	Yanlord Land Group Ltd. (China)	126,009
1,306,757	Yuexiu Property Co. Ltd. (China)	206,697
372,726	Yuzhou Properties Co. Ltd. (China)	133,127
862,288	Zall Smart Commerce Group Ltd. (China)(b)	615,967

		18,407,070

	Real Estate Management & Development—0.0%
76,080	Asian Growth Properties Ltd. (Hong Kong)(b)(c)	0

	Real Estate Operating Companies—14.5%
335,576	China Logistics Property Holdings Co. Ltd. (China)(b)(d)	111,297
180,653	Hang Lung Group Ltd. (Hong Kong)	444,293
247,997	Hongkong Land Holdings Ltd. (Hong Kong)	1,468,142
130,323	Hysan Development Co. Ltd. (Hong Kong)	610,936
142,050	Red Star Macalline Group Corp. Ltd., H-Shares (China)(d)	125,390
4,459,677	Renhe Commercial Holdings Co. Ltd. (China)(b)	150,753
394,555	SOHO China Ltd. (China)	133,877
222,074	Swire Properties Ltd. (Hong Kong)	757,772
242,743	Wharf Real Estate Investment Co. Ltd. (Hong Kong)	1,503,326

		5,305,786

	Retail REITs—6.4%
295,550	Fortune Real Estate Investment Trust REIT (Hong Kong)	323,471
225,930	Link REIT (Hong Kong)	2,002,977

		2,326,448

	Total Common Stocks & Other Equity Interests (Cost $43,812,383)	36,545,236

	Money Market Fund—0.4%
131,725	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 2.08%(e) (Cost $131,725)	131,725

	Total Investments in Securities (Cost $43,944,108)—100.3%	36,676,961
	Other assets less liabilities—(0.3)%	(119,279)

	Net Assets—100.0%	$36,557,682

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

49

Invesco China Real Estate ETF (TAO) (continued)

October 31, 2018

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	Security valued using significant unobservable inputs (Level 3). See Note 5.
(d)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2018 was $236,687, which represented less than 1% of the Fund’s Net Assets.

(e)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2018.

This Fund has holdings greater than 10% of net assets in the following countries:

Hong Kong	55.6%
China	44.4%

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

50

Schedule of Investments(a)

Invesco China Small Cap ETF (HAO)

October 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests—100.0%
	Communication Services—6.2%
13,422	Bitauto Holdings Ltd. ADR (China)(b)	$256,360
182,938	Boyaa Interactive International Ltd. (China)(b)	42,704
5,724	Changyou.com Ltd., Class A ADR (China)	76,587
865,359	China Communications Services Corp. Ltd., H-Shares (China)	699,846
514,682	CITIC Telecom International Holdings Ltd. (China)	161,507
61,356	Fang Holdings Ltd. ADR (China)(b)	124,553
41,392	IMAX China Holding, Inc. (Hong Kong)(c)	96,518
466,149	Leyou Technologies Holdings Ltd. (China)(b)	106,438
51,224	Momo, Inc., Class A ADR (China)(b)	1,719,590
94,188	NetDragon Websoft Holdings Ltd. (Hong Kong)	166,524
11,072	Phoenix New Media Ltd. ADR (China)(b)	35,652
32,345	Poly Culture Group Corp. Ltd., H-Shares (China)	37,257
11,081	Sohu.com Ltd. ADR (China)(b)	200,234
206,500	Tian Ge Interactive Holdings Ltd. (China)(c)	108,790

		3,832,560

	Consumer Discretionary—13.9%
267,452	361 Degrees International Ltd. (China)	62,092
5,172	500.com Ltd., Class A ADR (China)(b)	37,911
225,306	Ajisen China Holdings Ltd. (Hong Kong)	75,299
1,856,837	Asia Television Holdings Ltd. (Hong Kong)(b)	58,741
574,419	BAIC Motor Corp. Ltd., H-Shares (China)(c)	322,403
10,216	Baozun, Inc. ADR (China)(b)	406,699
115,954	Best Pacific International Holdings Ltd. (China)	29,582
1,309,655	Bosideng International Holdings Ltd. (Hong Kong)	183,767
9,820	Bright Scholar Education Holdings Ltd. ADR (China)(b)	121,473
400,559	C.banner International Holdings Ltd. (China)(b)	27,592
195,787	Chaowei Power Holdings Ltd. (China)	84,165
184,248	China Animation Characters Co. Ltd. (Hong Kong)	62,988
1,268,227	China Beidahuang Industry Group Holdings Ltd. (Hong Kong)(b)	32,517
6,723	China Distance Education Holdings Ltd. ADR (China)	48,607
1,315,271	China Dongxiang Group Co. Ltd. (China)	203,010
1,109,311	China First Capital Group Ltd. (Hong Kong)(b)	447,154
260,674	China Harmony New Energy Auto Holding Ltd. (China)	103,413
164,216	China Lilang Ltd. (China)	135,321
539,196	China Maple Leaf Educational Systems Ltd. (China)	232,477
201,909	China New Higher Education Group Ltd. (China)(c)	94,781
786,823	China Travel International Investment Hong Kong Ltd. (China)	210,772
726,670	China Vanguard You Champion Holdings Ltd. (Hong Kong)(b)	22,803
438,879	China Yongda Automobiles Services Holdings Ltd. (China)	234,572
401,685	China Yuhua Education Corp. Ltd. (China)(c)	161,404

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Consumer Discretionary (continued)
388,860	China ZhengTong Auto Services Holdings Ltd. (China)	$185,516
485,893	Citychamp Watch & Jewellery Group Ltd. (Hong Kong)	99,789
185,824	Cogobuy Group (China)(b)(c)	63,289
300,881	Cosmo Lady China Holdings Co. Ltd. (China)(c)	126,656
297,412	Dah Chong Hong Holdings Ltd. (China)	100,536
382,746	Fu Shou Yuan International Group Ltd. (China)	293,429
157,514	Golden Eagle Retail Group Ltd. (China)	163,152
4,212,348	GOME Retail Holdings Ltd. (China)(b)	419,118
324,568	Goodbaby International Holdings Ltd. (China)	100,607
234,999	Grand Baoxin Auto Group Ltd. (China)	50,960
476,128	Haichang Ocean Park Holdings Ltd. (China)(b)(c)	77,741
131,425	Hisense Kelon Electrical Holdings Co. Ltd., H-Shares (China)	94,888
2,430,791	Huayi Tencent Entertainment Co. Ltd. (Hong Kong)(b)	57,984
19,074,239	Imperial Pacific International Holdings Ltd. (Hong Kong)(b)	148,421
26,914	Jumei International Holding Ltd., Class A ADR (China)(b)	52,213
13,540	Kandi Technologies Group, Inc. (China)(b)(d)	65,127
594,775	Li Ning Co. Ltd. (China)(b)	556,886
384,332	Ozner Water International Holding Ltd. (China)(c)	83,344
730,838	Pou Sheng International Holdings Ltd. (Hong Kong)	138,907
138,804	Q Technology Group Co. Ltd. (China)	65,689
275,301	Qingling Motors Co. Ltd., H-Shares (China)	71,289
9,640	Renren, Inc., Class A ADR (China)(d)	13,785
449,555	Shanghai Jin Jiang International Hotels Group Co. Ltd., H-Shares (China)	104,942
673,180	Skyworth Digital Holdings Ltd. (Hong Kong)	155,427
12,064	Tarena International, Inc., Class A ADR (China)	104,354
227,434	TCL Electronics Holdings Ltd. (China)	92,547
259,999	Tianneng Power International Ltd. (China)	207,949
26,901	Tuniu Corp., Class A ADR (China)(b)(d)	171,090
580,738	Virscend Education Co. Ltd. (China)(c)	331,135
199,209	Wisdom Education International Holdings Co. Ltd. (China)	89,193
104,804	Xiabuxiabu Catering Management China Holdings Co. Ltd. (China)(c)	131,149
285,072	Xingda International Holdings Ltd. (China)	76,728
162,663	Xinhua Winshare Publishing and Media Co. Ltd., H-Shares (China)	101,880
340,979	Xtep International Holdings Ltd. (China)	187,031
373,988	Yadea Group Holdings Ltd. (China)(c)	116,403
180,925	Zhongsheng Group Holdings Ltd. (China)	330,029

		8,628,726

	Consumer Staples—5.8%
2,342,219	C.P. Pokphand Co. Ltd. (Hong Kong)	203,167
799,221	China Agri-Industries Holdings Ltd. (China)	267,107
261,706	China Foods Ltd. (China)	122,517

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

51

Invesco China Small Cap ETF (HAO) (continued)

October 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Consumer Staples (continued)
1,348,437	China Huishan Dairy Holdings Co. Ltd. (China)(b)(e)	$0
222,871	China Huiyuan Juice Group Ltd. (China)(b)(e)	14,357
879,311	China Modern Dairy Holdings Ltd. (China)(b)	109,922
1,396,578	China Shengmu Organic Milk Ltd. (China)(b)(c)	56,117
360,939	COFCO Meat Holdings Ltd. (China)(b)	52,488
743,008	Dali Foods Group Co. Ltd. (China)(c)	530,761
69,624	Health and Happiness H&H International Holdings Ltd. (China)(b)	396,106
583,621	NVC Lighting Holding Ltd. (China)	37,968
620,760	Tibet Water Resources Ltd. (Hong Kong)(b)	174,998
135,887	Tsingtao Brewery Co. Ltd., H-Shares (China)	536,483
453,334	Uni-President China Holdings Ltd. (China)	440,068
107,913	Vinda International Holdings Ltd. (Hong Kong)	153,898
315,541	Yashili International Holdings Ltd. (China)(b)	54,338
151,358	Yihai International Holding Ltd. (China)	332,472
1,249,190	Yuanshengtai Dairy Farm Ltd. (China)(b)	27,727
214,732	Zhou Hei Ya International Holdings Co. Ltd. (China)(b)(c)	110,387

		3,620,881

	Energy—2.4%
758,254	China Coal Energy Co. Ltd., H-Shares (China)	339,499
617,011	China Suntien Green Energy Corp. Ltd., H-Shares (China)	157,413
810,051	Honghua Group Ltd. (China)(b)	52,699
329,231	NewOcean Energy Holdings Ltd. (Hong Kong)(b)	119,271
358,917	Sinopec Kantons Holdings Ltd. (China)	146,050
779,675	Sinopec Oilfield Service Corp., H-Shares (China)(b)	86,527
606,535	Yanzhou Coal Mining Co. Ltd., H-Shares (China)	573,312

		1,474,771

	Financials—5.7%
170,575	Bank of Chongqing Co. Ltd., H-Shares (China)	98,567
400,309	Central China Securities Co. Ltd., H-Shares (China)(c)	96,000
1,991,130	China Financial International Investments Ltd. (Hong Kong)(b)	50,544
362,742	China International Capital Corp. Ltd., H-Shares (China)(c)	595,979
301,445	China Merchants Securities Co. Ltd., H-Shares (China)(c)	341,843
3,650,663	China Minsheng Financial Holding Corp. Ltd. (Hong Kong)(b)	111,298
2,198,864	China Reinsurance Group Corp., H-Shares (China)	420,733
291,334	CSC Financial Co. Ltd., H-Shares (China)(c)	165,003
98,879	Everbright Securities Co. Ltd., H-Shares (China)(c)	86,652
14,583	Fanhua, Inc. ADR (China)	390,533
1,139,883	Guotai Junan International Holdings Ltd. (China)	206,474
195,074	Guotai Junan Securities Co. Ltd., H-Shares, Class H (China)(c)	411,080

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Financials (continued)
312,882	Huishang Bank Corp. Ltd., H-Shares (China)	$134,901
2,194	Noah Holdings Ltd. ADR (China)(b)	82,736
296,032	Orient Securities Co. Ltd., H-Shares (China)(c)	194,474
177,699	Shengjing Bank Co. Ltd., H-Shares (China)(c)	78,202
3,937	Yirendai Ltd. ADR (China)(d)	61,260

		3,526,279

	Health Care—9.8%
1,701,564	Beijing Enterprises Medical & Health Group Ltd. (Hong Kong)(b)	66,201
863,000	China Animal Healthcare Ltd. (China)(b)(e)	0
233,819	China Resources Medical Holdings Co. Ltd. (China)	160,763
101,253	China Shineway Pharmaceutical Group Ltd. (China)	117,922
111,049	Consun Pharmaceutical Group Ltd. (China)	76,919
299,408	Dawnrays Pharmaceutical Holdings Ltd. (China)	68,747
323,111	Genertec Universal Medical Group Co. Ltd. (China)(c)	251,007
346,079	Genscript Biotech Corp. (China)(b)	527,988
293,544	Golden Meditech Holdings Ltd. (Hong Kong)	30,705
78,654	Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., H-Shares (China)	286,447
2,279,911	Hua Han Health Industry Holdings Ltd. (Hong Kong)(b)(e)	0
795,959	Lifetech Scientific Corp. (China)(b)	172,606
43,400	Livzon Pharmaceutical Group, Inc., H-Shares (China)	125,947
568,581	Luye Pharma Group Ltd. (China)(c)	438,798
158,346	Microport Scientific Corp. (China)	189,060
850,893	Shandong Weigao Group Medical Polymer Co. Ltd., H-Shares (China)	760,870
14,450	Shanghai Haohai Biological Technology Co. Ltd., H-Shares (China)(c)	75,573
1,713,292	Sihuan Pharmaceutical Holdings Group Ltd. (China)	347,493
8,978	Sinovac Biotech Ltd. (China)(b)	63,744
611,047	SSY Group Ltd. (Hong Kong)	513,662
213,846	Tong Ren Tang Technologies Co. Ltd., H-Shares (China)	306,063
230,903	United Laboratories International Holdings Ltd. (The) (Hong Kong)	160,525
159,609	Wuxi Biologics Cayman, Inc. (China)(b)(c)	1,137,098
425,307	Yestar Healthcare Holdings Co. Ltd. (China)	110,675
38,252	YiChang HEC Changjiang Pharmaceutical Co. Ltd., H-Shares (China)(c)	131,013

		6,119,826

	Industrials—17.0%
8,494	51job, Inc. ADR (China)(b)	521,616
142,778	Anhui Expressway Co. Ltd., H-Shares (China)	82,869
971,672	AviChina Industry & Technology Co. Ltd., H-Shares (China)	647,005
140,364	CAR, Inc. (China)(b)	111,369
102,910	China Aircraft Leasing Group Holdings Ltd. (China)	104,362

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

52

Invesco China Small Cap ETF (HAO) (continued)

October 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Industrials (continued)
1,053,504	China Chengtong Development Group Ltd. (China)(b)	$27,549
573,936	China Eastern Airlines Corp. Ltd., H-Shares (China)	317,007
2,238,108	China Energy Engineering Corp. Ltd., H-Shares (China)	216,976
155,855	China High Speed Transmission Equipment Group Co. Ltd. (Hong Kong)	145,330
185,612	China International Marine Containers Group Co. Ltd., H-Shares (China)	163,843
359,415	China Lesso Group Holdings Ltd. (China)	189,349
261,798	China Machinery Engineering Corp., H-Shares (China)	119,221
186,510	China Singyes Solar Technologies Holdings Ltd. (China)(e)	38,364
215,713	CIMC Enric Holdings Ltd. (China)	165,649
867,979	CITIC Resources Holdings Ltd. (China)	70,861
1,371,537	COSCO SHIPPING Development Co. Ltd., H-Shares (China)(b)	139,963
422,379	COSCO SHIPPING Energy Transportation Co. Ltd., H-Shares (China)	231,141
933,862	COSCO SHIPPING Holdings Co. Ltd., H-Shares (China)(b)	333,548
192,242	COSCO SHIPPING International Hong Kong Co. Ltd. (China)	65,966
92,115	CSSC Offshore and Marine Engineering Group Company Ltd., H-Shares (China)(b)	62,629
1,383,540	CWT International Ltd. (China)(b)	22,590
613,207	Dalian Port PDA Co. Ltd., H-Shares (China)	79,003
126,298	Dongfang Electric Corp. Ltd., H-Shares (China)(b)	67,826
73,722	Dongjiang Environmental Co. Ltd., H-Shares (China)	72,317
10,708	eHi Car Services Ltd., Class A ADR (China)(b)	129,246
145,384	First Tractor Co. Ltd., H-Shares (China)(b)	34,309
432,657	Greentown Service Group Co. Ltd. (China)	285,884
515,567	Guangshen Railway Co. Ltd., H-Shares (China)	192,695
248,001	Harbin Electric Co. Ltd., H-Shares (China)	70,230
815,700	Jiangnan Group Ltd. (China)(b)	37,979
441,325	Jiangsu Expressway Co. Ltd., H-Shares (China)	592,231
586,082	Lonking Holdings Ltd. (China)	131,579
1,034,480	Metallurgical Corp. of China Ltd., H-Shares (China)	250,722
4,778,487	New Provenance Everlasting Holdings Ltd. (Hong Kong)(b)	25,601
397,536	Qingdao Port International Co. Ltd., H-Shares (China)(b)(c)	233,266
242,295	Qinhuangdao Port Co. Ltd., H-Shares (China)	52,542
23,748	Seaspan Corp. (Hong Kong)	212,307
893,633	Shanghai Electric Group Co. Ltd., H-Shares (China)	290,681
160,874	Shanghai Industrial Holdings Ltd. (China)	338,190
254,507	Shenzhen Expressway Co. Ltd., H-Shares (China)	234,073
358,899	Shenzhen International Holdings Ltd. (China)	686,722

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Industrials (continued)
2,596,773	Shougang Concord International Enterprises Co. Ltd. (China)(b)	$57,968
306,141	Sichuan Expressway Co. Ltd., H-Shares (China)	90,600
438,683	Sinopec Engineering Group Co. Ltd., H-Shares (China)	407,939
775,686	Sinotrans Ltd., H-Shares (China)	270,126
469,726	Sinotrans Shipping Ltd. (China)	156,388
239,897	Sinotruk Hong Kong Ltd. (China)	344,572
463,414	SITC International Holdings Co. Ltd. (China)	340,493
125,947	Tianjin Capital Environmental Protection Group Co. Ltd., H-Shares (China)(b)	46,270
578,521	Tianjin Port Development Holdings Ltd. (China)(b)	59,037
365,508	Xiamen International Port Co. Ltd., H-Shares (China)	48,489
234,274	Xinjiang Goldwind Science & Technology Co. Ltd., H-Shares (China)	174,524
241,734	Yuexiu Transport Infrastructure Ltd. (China)	193,957
518,580	Zhejiang Expressway Co. Ltd. H-Shares (China)	434,609
470,385	Zoomlion Heavy Industry Science and Technology Co. Ltd., H-Shares (China)	150,607

		10,570,189

	Information Technology—10.1%
28,336	21Vianet Group, Inc., Class A ADR (China)(b)	308,154
1,142,009	AGTech Holdings Ltd. (Hong Kong)(b)	58,999
2,827,938	Anxin-China Holdings Ltd. (China)(b)(e)	0
227,561	BYD Electronic International Co. Ltd. (China)	266,766
144,984	Camsing International Holding Ltd. (Hong Kong)(b)	113,925
14,030	Cheetah Mobile, Inc., Class A ADR (China)(b)	133,706
706,769	China Aerospace International Holdings Ltd. (China)	47,783
400,175	China All Access Holdings Ltd. (Hong Kong)	18,632
304,462	China Electronics Huada Technology Co. Ltd. (China)	26,798
513,008	China Railway Signal & Communication Corp. Ltd., H-Shares (China)(c)	344,213
774,089	Chinasoft International Ltd. (China)(b)	454,220
496,199	Comba Telecom Systems Holdings Ltd. (Hong Kong)(b)	69,625
1,155,484	Coolpad Group Ltd. (China)(b)(e)	0
3,398	Daqo New Energy Corp. ADR (China)(b)	72,547
368,079	Digital China Holdings Ltd. (Hong Kong)(b)	176,541
559,470	FIT Hon Teng Ltd. (Taiwan)(c)	231,227
20,820	GDS Holdings Ltd. ADR (China)(b)	488,645
1,820,336	Green Leader Holdings Group Ltd. (Hong Kong)(b)	15,558
675,519	Hi Sun Technology China Ltd. (Hong Kong)(b)	78,414
19,868	Hollysys Automation Technologies Ltd. (China)	381,863
132,212	Hua Hong Semiconductor Ltd. (China)(c)	230,040
9,647	JinkoSolar Holding Co. Ltd. ADR (China)(b)	77,755
312,131	Ju Teng International Holdings Ltd. (Hong Kong)	78,835

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

53

Invesco China Small Cap ETF (HAO) (continued)

October 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Information Technology (continued)
277,454	Kingboard Laminates Holdings Ltd. (Hong Kong)	$212,353
655,218	Kingdee International Software Group Co. Ltd. (China)	534,913
197,847	Legend Holdings Corp., H-Shares (China)(c)	537,559
35,350	Link Motion, Inc. ADR (China)(b)	18,948
308,064	National Agricultural Holdings Ltd. (China)(b)(e)	0
145,134	O-Net Technologies Group Ltd. (China)(b)	62,760
96,198	Shanghai Fudan Microelectronics Group Co. Ltd., H-Shares (China)(b)	105,286
981,876	Vision Values Holdings Ltd. (Hong Kong)(b)	38,201
170,285	Wasion Holdings Ltd. (China)	83,628
111,723	Xi’an Haitiantian Holdings Co. Ltd. (China)(b)	28,645
995,026	Xinyi Solar Holdings Ltd. (China)	310,969
11,601	Xunlei Ltd. ADR (China)(b)	70,186
62,548	Yangtze Optical Fibre and Cable Joint Stock Ltd. Co., H-Shares (China)(c)	152,393
273,283	ZTE Corp. H-Shares (China)(b)	416,928

		6,247,015

	Materials—10.7%
392,753	Angang Steel Co. Ltd., H-Shares (China)	334,166
842,865	BBMG Corp., H-Shares (China)	232,236
11,458,148	Beijing Enterprises Clean Energy Group Ltd. (China)(b)	144,699
144,902	Chiho Environmental Group Ltd. (Hong Kong)(b)	42,143
602,733	China BlueChemical Ltd., H-Shares (China)	206,052
379,734	China Metal Resources Utilization Ltd. (China)(b)(c)	217,976
783,472	China Resources Cement Holdings Ltd. (China)	690,588
256,320	China Sanjiang Fine Chemicals Co. Ltd. (China)	58,527
2,598,948	China Shanshui Cement Group Ltd. (China)(b)	1,090,713
410,681	China Silver Group Ltd. (China)(b)	50,815
512,778	China Zhongwang Holdings Ltd. (China)	227,628
253,555	CPMC Holdings Ltd. (China)	83,123
431,735	Fufeng Group Ltd. (China)	182,841
269,737	Greatview Aseptic Packaging Co. Ltd. (China)	178,921
290,395	Huabao International Holdings Ltd. (Hong Kong)	135,207
478,331	Lee & Man Paper Manufacturing Ltd. (China)	409,419
626,766	Maanshan Iron & Steel Co. Ltd., H-Shares (China)	335,793
786,767	MMG Ltd. (China)(b)	295,060
3,985,082	North Mining Shares Co. Ltd., Class C (Hong Kong)(b)	13,725
117,769	Shandong Chenming Paper Holdings Ltd., H-Shares (China)	66,100
1,228,514	Shougang Fushan Resources Group Ltd. (China)	247,602
2,800,955	Sino Haijing Holdings Ltd. (Hong Kong)(b)	91,110
640,568	Sinofert Holdings Ltd. (China)(b)	71,906
821,784	West China Cement Ltd. (China)	121,600
130,151	Youyuan International Holdings Ltd. (China)(b)	43,000

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Materials (continued)
379,515	Zhaojin Mining Industry Co. Ltd., H-Shares (China)	$335,006
2,076,612	Zijin Mining Group Co. Ltd., H-Shares (China)	770,842

		6,676,798

	Real Estate—14.4%
1,996,679	AVIC International Holding HK Ltd. (China)(b)	46,100
315,534	Beijing Capital Land Ltd., H-Shares (China)	106,662
260,546	Beijing North Star Co. Ltd., H-Shares (China)	68,798
588,150	C C Land Holdings Ltd. (Hong Kong)	139,546
3,089,284	Carnival Group International Holdings Ltd. (Hong Kong)(b)	55,958
245,836	Central China Real Estate Ltd. (China)	89,687
464,284	China Aoyuan Property Group Ltd. (China)	271,248
1,079,986	China Electronics Optics Valley Union Holding Co. Ltd. (China)	59,927
572,977	China Logistics Property Holdings Co. Ltd. (China)(b)(c)	190,033
506,150	China Overseas Grand Oceans Group Ltd. (China)	156,247
466,127	China Overseas Property Holdings Ltd. (China)	109,406
662,233	China SCE Group Holdings Ltd. (China)	225,548
1,558,052	China South City Holdings Ltd. (China)	228,558
131,106	China Vast Industrial Urban Development Co. Ltd. (Hong Kong)(c)	50,841
138,758	Colour Life Services Group Co. Ltd. (China)(b)	66,729
530,945	Fantasia Holdings Group Co. Ltd. (China)	52,828
621,830	Future Land Development Holdings Ltd. (China)	356,945
925,508	Glorious Property Holdings Ltd. (Hong Kong)(b)	44,862
210,968	Greentown China Holdings Ltd. (China)	146,397
686,284	Ground International Development Ltd. (Hong Kong)(b)	70,034
262,058	Guorui Properties Ltd. (China)	62,845
240,846	Hopson Development Holdings Ltd. (China)	184,642
358,273	Jiayuan International Group Ltd. (China)	628,854
1,283,093	Joy City Property Ltd. (China)	135,848
787,328	Kaisa Group Holdings Ltd. (China)	191,826
436,304	KWG Group Holdings Ltd. (China)	333,375
456,198	Logan Property Holdings Co. Ltd. (China)	421,317
339,856	LVGEM China Real Estate Investment Co. Ltd. (China)	95,375
563,025	Mingfa Group International Co. Ltd. (Hong Kong)(b)(e)	0
699,164	Poly Property Group Co. Ltd. (China)	208,695
561,904	Powerlong Real Estate Holdings Ltd. (China)	192,094
242,853	Red Star Macalline Group Corp. Ltd., H-Shares (China)(c)	214,371
321,306	Redco Group (China)(c)	145,501
7,622,197	Renhe Commercial Holdings Co. Ltd. (China)(b)	257,658
214,205	Ronshine China Holdings Ltd. (China)(b)	241,272
512,837	Shanghai Industrial Urban Development Group Ltd. (China)	76,539
1,158,839	Shenzhen Investment Ltd. (China)	332,601
1,249,532	Shui On Land Ltd. (China)	251,838

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

54

Invesco China Small Cap ETF (HAO) (continued)

October 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Real Estate (continued)
771,015	Skyfame Realty Holdings Ltd. (China)	$132,774
677,379	SOHO China Ltd. (China)	229,843
191,897	Times China Holdings Ltd. (China)	167,188
13,117	Xinyuan Real Estate Co. Ltd. ADR (China)	54,173
236,699	Yanlord Land Group Ltd. (China)	215,367
2,244,190	Yuexiu Property Co. Ltd. (China)	354,976
638,267	Yuzhou Properties Co. Ltd. (China)	227,970
1,479,529	Zall Smart Commerce Group Ltd. (China)(b)	1,056,887

		8,950,183

	Utilities—4.0%
713,596	Beijing Jingneng Clean Energy Co. Ltd., H-Shares (China)	133,810
837,074	China Datang Corp. Renewable Power Co. Ltd., H-Shares (China)	102,507
216,338	China Everbright Greentech Ltd. (China)(c)	155,643
1,604,849	China Oil & Gas Group Ltd. (China)(b)	110,547
148,959	China Power Clean Energy Development Co. Ltd. (China)	42,753
1,561,235	China Power International Development Ltd. (China)	308,686
308,223	China Water Affairs Group Ltd. (Hong Kong)	277,972
2,343,368	Concord New Energy Group Ltd. (Hong Kong)	92,666
1,049,879	CT Environmental Group Ltd. (China)	47,543
1,012,264	Datang International Power Generation Co. Ltd., H-Shares (China)	225,969
731,234	Huadian Fuxin Energy Corp. Ltd., H-Shares (China)	131,520
591,216	Huadian Power International Corp. Ltd., H-Shares (China)	223,985
1,730,229	Huaneng Renewables Corp. Ltd., H-Shares (China)	443,626
322,093	Kangda International Environmental Co. Ltd. (China)(b)(c)	35,745
337,184	SIIC Enviornment Holdings Ltd. (Singapore)	65,742
147,034	Tianjin Development Holdings Ltd. (China)	46,702
124,051	Yunnan Water Investment Co. Ltd., H-Shares (China)	33,230

		2,478,646

	Total Common Stocks & Other Equity Interests (Cost $87,157,509)	62,125,874

	Money Market Fund—0.3%
182,162	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 2.08%(f) (Cost $182,162)	182,162

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $87,339,671)—100.3%	62,308,036

Number of Shares		Value
	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—0.3%
191,034	Invesco Government & Agency Portfolio—Institutional Class, 2.08%(f)(g) (Cost $191,034)	$191,034

	Total Investments in Securities (Cost $87,530,705)—100.6%	62,499,070
	Other assets less liabilities—(0.6)%	(363,597)

	Net Assets—100.0%	$62,135,473

Investment Abbreviations:

ADR—American Depositary Receipt

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2018 was $9,152,408, which represented 14.73% of the Fund’s Net Assets.

(d)	All or a portion of this security was out on loan at October 31, 2018.
(e)	Security valued using significant unobservable inputs (Level 3). See Note 5.
(f)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2018.

(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

This Fund has holdings greater than 10% of net assets in the following country:

China	90.5%

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

55

Schedule of Investments

Invesco DWA Developed Markets Momentum ETF (PIZ)

October 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests—100.1%
	Australia—4.9%
83,059	Aristocrat Leisure Ltd.	$1,560,004
41,345	CSL Ltd.	5,509,014
295,458	Qantas Airways Ltd.	1,145,450
91,458	SEEK Ltd.	1,157,700
81,814	Woolworths Group Ltd.	1,648,532

		11,020,700

	Belgium—0.5%
7,423	Ackermans & van Haaren NV	1,169,918

	Canada—14.1%
26,290	Bank of Nova Scotia (The)	1,414,345
76,331	Canadian Apartment Properties REIT	2,720,772
13,965	Canadian Imperial Bank of Commerce	1,208,864
53,828	Canadian National Railway Co.	4,612,833
27,103	CGI Group, Inc., Class A(a)	1,677,879
8,952	Constellation Software, Inc.	6,175,977
59,206	Keyera Corp.(b)	1,478,741
56,217	Open Text Corp.	1,902,367
46,293	Parkland Fuel Corp.	1,558,434
29,231	Royal Bank of Canada	2,135,037
77,598	Toromont Industries Ltd.	3,662,307
53,492	Toronto-Dominion Bank (The)	2,974,697

		31,522,253

	Denmark—8.1%
15,622	Coloplast A/S, Class B	1,459,068
15,734	DSV A/S	1,265,468
75,586	GN Store Nord A/S	3,210,686
91,494	Novo Nordisk A/S, Class B	3,958,668
45,245	Novozymes A/S, Class B	2,236,586
82,081	Royal Unibrew A/S	5,831,320

		17,961,796

	Finland—3.9%
43,317	Elisa Oyj	1,725,173
19,178	Neste Oyj	1,581,047
321,646	Wartsila Oyj Abp	5,486,657

		8,792,877

	France—6.8%
11,503	Airbus SE	1,273,500
8,935	Dassault Systemes SE	1,122,223
7,900	Ipsen SA	1,097,404
3,827	Kering SA	1,706,720
4,374	LVMH Moet Hennessy Louis Vuitton SE	1,332,162
14,367	Pernod Ricard SA	2,194,345
14,742	Safran SA	1,905,024
9,298	Teleperformance	1,533,910
32,350	Ubisoft Entertainment SA(a)	2,914,005

		15,079,293

	Germany—5.6%
16,984	adidas AG	4,002,692
9,265	Hannover Rueck SE	1,250,276
7,383	MTU Aero Engines AG	1,571,004
14,642	Symrise AG	1,230,323
23,173	Wirecard AG	4,342,768

		12,397,063

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Hong Kong—0.7%
173,819	Link REIT	$1,540,988

	Ireland—1.1%
13,023	Kerry Group PLC, Class A	1,335,391
26,514	Kingspan Group PLC	1,153,600

		2,488,991

	Israel—1.2%
25,711	Nice Ltd.(a)	2,724,308

	Japan—10.8%
110,600	Asahi Intecc Co. Ltd.	4,522,786
24,242	CyberAgent, Inc.	1,028,924
44,600	Daifuku Co. Ltd.	1,920,659
13,873	Hikari Tsushin, Inc.	2,424,133
2,491	Keyence Corp.	1,220,613
22,400	Kikkoman Corp.	1,232,591
61,400	M3, Inc.	989,103
49,182	MISUMI Group, Inc.	987,519
24,400	Nissan Chemical Corp.	1,154,543
14,761	OBIC Co. Ltd.	1,344,584
17,746	Oriental Land Co. Ltd.	1,669,167
44,484	Pigeon Corp.	1,888,072
5,110	Ryohin Keikaku Co. Ltd.	1,349,777
15,300	SoftBank Group Corp.	1,226,657
25,065	Yamaha Corp.	1,104,943

		24,064,071

	New Zealand—3.5%
128,519	Fisher & Paykel Healthcare Corp. Ltd.	1,141,351
847,637	Ryman Healthcare Ltd.	6,697,433

		7,838,784

	Norway—1.5%
60,875	Aker BP ASA	2,013,486
59,388	Marine Harvest ASA	1,441,431

		3,454,917

	Singapore—0.6%
161,134	Oversea-Chinese Banking Corp. Ltd.	1,249,696

	Sweden—4.1%
104,109	Fabege AB	1,331,591
49,659	Hexagon AB, Class B	2,437,392
28,719	Investor AB, Class B	1,246,521
126,193	Nibe Industrier AB, Class B	1,319,685
116,175	Svenska Cellulosa AB SCA, Class B	1,101,029
159,775	Tele2 AB, Class B	1,818,068

		9,254,286

	Switzerland—9.8%
140,100	ABB Ltd.	2,827,349
772	Givaudan SA	1,875,701
33,798	Logitech International SA	1,252,263
4,751	Lonza Group AG(a)	1,495,816
3,179	Partners Group Holding AG	2,267,554
18,339	Schindler Holding AG-PC	3,872,357
11,891	Sika AG	1,527,306
12,803	Sonova Holding AG	2,094,377

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

56

Invesco DWA Developed Markets Momentum ETF (PIZ) (continued)

October 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Switzerland (continued)
1,753	Straumann Holding AG	$1,198,118
16,680	Temenos AG(a)	2,296,630
7,830	Vifor Pharma AG	1,132,972

		21,840,443

	United Arab Emirates—1.5%
72,415	NMC Health PLC	3,268,097

	United Kingdom—21.4%
66,038	Compass Group PLC	1,299,452
85,520	Croda International PLC	5,266,965
40,203	Diageo PLC	1,391,339
308,744	DS Smith PLC	1,549,981
77,654	Halma PLC	1,317,673
101,142	Hargreaves Lansdown PLC	2,414,094
169,236	Hiscox Ltd.	3,520,407
96,207	HomeServe PLC	1,169,664
845,927	Howden Joinery Group PLC	5,070,421
117,526	InterContinental Hotels Group PLC	6,171,937
120,584	Intermediate Capital Group PLC	1,466,805
21,526	Intertek Group PLC	1,289,427
436,033	Legal & General Group PLC	1,401,210
1,952,787	Melrose Industries PLC	4,208,109
76,057	Mondi PLC	1,792,518
638,830	Rightmove PLC	3,690,741
56,014	Spirax-Sarco Engineering PLC	4,630,700

		47,651,443

	Total Investments in Securities
	(excluding investments purchased with cash collateral from securities on loan) (Cost $217,000,182)—100.1%	223,319,924

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—0.3%
786,710	Invesco Government & Agency Portfolio—Institutional Class, 2.08%(c)(d) (Cost $786,710)	786,710

	Total Investments in Securities (Cost $217,786,892)—100.4%	224,106,634
	Other assets less liabilities—(0.4)%	(924,290)

	Net Assets—100.0%	$223,182,344

Investment Abbreviations:

PC—Participation Certificate

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at October 31, 2018.
(c)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2018.

(d)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

57

Schedule of Investments

Invesco DWA Emerging Markets Momentum ETF (PIE)

October 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests—100.0%
	Brazil—3.2%
254,000	Petroleo Brasileiro SA	$2,073,302
81,700	Porto Seguro SA	1,196,082
184,975	Vale SA	2,824,049

		6,093,433

	Chile—0.9%
20,516	Banco de Chile ADR(a)	1,699,340

	China—17.3%
1,354,451	Alibaba Health Information Technology Ltd.(b)	1,095,392
1,228,322	Angang Steel Co. Ltd., H-Shares	1,045,094
216,624	Anhui Conch Cement Co. Ltd., H-Shares	1,119,125
441,817	BOC Hong Kong (Holdings) Ltd.	1,651,305
1,306,410	China Communications Services Corp. Ltd., H-Shares	1,056,540
348,976	China Conch Venture Holdings Ltd.	979,344
1,148,342	China Petroleum & Chemical Corp. (Sinopec), H-Shares	931,634
1,934,096	China Resources Cement Holdings Ltd.	1,704,799
241,856	China Resources Gas Group Ltd.	925,540
597,025	CNOOC Ltd.	1,025,073
1,165,478	Far East Horizon Ltd.	1,129,887
1,620,134	Guangdong Investment Ltd.	2,893,318
514,502	Longfor Group Holdings Ltd.	1,249,600
165,497	Ping An Insurance Group Co. of China Ltd., H-Shares	1,559,042
1,100,734	Shandong Weigao Group Medical Polymer Co. Ltd., H-Shares	984,278
457,909	Shanghai Pharmaceuticals Holding Co. Ltd., H-Shares	1,011,683
477,573	Shenzhou International Group Holdings Ltd.	5,275,636
3,541,710	Sinopec Shanghai Petrochemical Co. Ltd., H-Shares	1,554,135
1,418,943	Sinotruk Hong Kong Ltd.	2,038,077
1,293,850	TravelSky Technology Ltd., H-Shares	3,135,846
1,009,456	Weichai Power Co. Ltd., H-Shares	997,944

		33,363,292

	Colombia—0.8%
69,750	Ecopetrol SA ADR	1,622,385

	India—1.2%
25,700	HDFC Bank Ltd. ADR	2,284,987

	Indonesia—2.0%
13,691,842	PT Adaro Energy Tbk	1,486,041
698,433	PT Bank Central Asia Tbk	1,086,528
2,441,897	PT Bank Danamon Indonesia Tbk	1,192,638

		3,765,207

	Malaysia—9.4%
1,460,500	Dialog Group Bhd	1,183,199
3,951,880	Hartalega Holdings Bhd	5,912,001
11,362,200	Inari Amertron Bhd	5,322,001
3,994,415	Press Metal Aluminium Holdings Bhd	4,620,138
326,400	Tenaga Nasional Bhd	1,146,632

		18,183,971

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Mexico—1.8%
498,281	Grupo Aeroportuario del Centro Norte SAB de CV, Class B	$2,615,293
416,677	Qualitas Controladora SAB de CV	842,160

		3,457,453

	Philippines—4.7%
2,504,549	Ayala Land, Inc.	1,856,001
194,715	Manila Electric Co.	1,338,495
226,877	SM Investments Corp.	3,816,266
3,194,886	SM Prime Holdings, Inc.	2,018,263

		9,029,025

	South Africa—7.2%
519,460	AVI Ltd.	3,517,887
406,766	Clicks Group Ltd.	5,178,837
250,638	Discovery Ltd.	2,680,657
131,228	Exxaro Resources Ltd.	1,341,052
221,136	Sappi Ltd.	1,242,091

		13,960,524

	Taiwan—28.3%
1,478,000	Acer, Inc.(b)	1,036,506
869,000	Asia Cement Corp.	919,748
692,000	Cathay Financial Holding Co. Ltd.	1,095,821
1,065,000	Chailease Holding Co. Ltd.	3,035,679
2,009,000	Chang Hwa Commercial Bank Ltd.	1,139,448
2,494,000	Cheng Loong Corp.	1,591,846
3,108,000	China Development Financial Holding Corp.	997,397
2,844,000	China Life Insurance Co. Ltd.	2,702,182
2,122,000	CTBC Financial Holding Co. Ltd.	1,416,130
3,287,199	E.Sun Financial Holding Co. Ltd.	2,177,797
1,145,000	Elite Material Co. Ltd.	2,290,518
174,000	Feng TAY Enterprise Co. Ltd.	1,045,923
1,785,000	First Financial Holding Co. Ltd.	1,127,775
454,000	Formosa Chemicals & Fibre Corp.	1,643,280
346,485	Formosa Plastics Corp.	1,130,950
1,614,030	Grand Pacific Petrochemical	1,087,565
1,126,050	Great Wall Enterprise Co. Ltd.	1,095,372
1,193,509	International Csrc Investment Holdings Co.	1,334,564
2,978,598	Lien Hwa Industrial Corp.	2,931,142
1,526,000	Mega Financial Holding Co. Ltd.	1,289,626
443,000	Nan Ya Plastics Corp.	1,100,950
372,740	President Chain Store Corp.	4,204,061
297,000	Realtek Semiconductor Corp.	1,190,188
2,862,000	Shin Kong Financial Holding Co. Ltd.	938,800
2,712,000	Taishin Financial Holding Co. Ltd.	1,205,119
56,301	Taishin Financial Holding Co. Ltd. Rts. expiring 11/28/18(b)	5,459
3,067,000	Taiwan Business Bank	1,011,001
1,907,000	Taiwan Cooperative Financial Holding Co. Ltd.	1,072,352
2,052,000	Taiwan High Speed Rail Corp.	2,035,885
516,680	Taiwan Semiconductor Manufacturing Co. Ltd.	3,907,285
420,000	Tripod Technology Corp.	1,013,929
1,932,000	Uni-President Enterprises Corp.	4,676,560

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

58

Invesco DWA Emerging Markets Momentum ETF (PIE) (continued)

October 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Taiwan (continued)
3,362,000	Waterland Financial Holdings Co. Ltd.	$1,091,947

		54,542,805

	Thailand—21.2%
1,228,015	Airports of Thailand PCL NVDR	2,370,828
3,661,078	Bangchak Corp. PCL NVDR	3,644,512
219,004	Bangkok Bank PCL (Foreign Shares)	1,367,536
6,836,663	Bangkok Dusit Medical Services PCL NVDR	5,052,737
603,689	Berli Jucker PCL NVDR	1,015,254
472,765	Central Pattana PCL NVDR	1,126,650
298,232	Electricity Generating PCL NVDR	2,078,178
2,913,417	Home Product Center PCL NVDR	1,309,500
919,905	Indorama Ventures PCL NVDR	1,505,425
298,705	Kasikornbank PCL NVDR	1,797,636
674,298	Kiatnakin Bank PCL NVDR	1,449,283
3,128,299	Land & Houses PCL NVDR	971,990
2,095,487	Minor International PCL NVDR	2,307,248
1,668,619	Muangthai Capital PCL NVDR	2,630,025
337,469	PTT Exploration & Production PCL NVDR	1,420,118
939,593	PTT PCL NVDR	1,445,528
1,738,036	Siam Global House PCL NVDR	980,431
1,487,419	Supalai PCL NVDR	982,639
445,909	Thai Oil PCL NVDR	1,139,994
675,201	Thanachart Capital PCL NVDR	1,074,415
2,161,132	Tisco Financial Group PCL NVDR	5,133,911

		40,803,838

	United Kingdom—2.0%
160,923	Mondi Ltd.	3,845,696

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $202,141,077)-100.0%	192,651,956

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—0.8%
1,588,020	Invesco Government & Agency Portfolio—Institutional Class, 2.08%(c)(d) (Cost $1,588,020)	1,588,020

	Total Investments in Securities (Cost $203,729,097)-100.8%	194,239,976
	Other assets less liabilities—(0.8)%	(1,580,001)

	Net Assets—100.0%	$192,659,975

Investment Abbreviations:

ADR—American Depositary Receipt

NVDR—Non-voting Depositary Receipt

Rts.—Rights

Notes to Schedule of Investments:

(a)	All or a portion of this security was out on loan at October 31, 2018.
(b)	Non-income producing security.
(c)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2018.

(d)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

59

Schedule of Investments

Invesco Emerging Markets Infrastructure ETF (PXR)

October 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests—99.9%
	Australia—0.5%
2,383	CIMIC Group Ltd.	$79,870

	Brazil—10.7%
76,587	Cia Siderurgica Nacional SA ADR(a)	192,999
128,111	Gerdau SA (Preference Shares) ADR	557,283
53,200	Iochpe-Maxion SA	277,565
10,600	Magnesita Refratarios SA(a)	160,092
39,444	Vale SA ADR	595,604
17,868	WEG SA	86,586

		1,870,129

	Chile—0.5%
8,982	CAP SA	87,361

	China—22.8%
457,261	Angang Steel Co. Ltd., H-Shares	389,052
28,763	Anhui Conch Cement Co. Ltd., H-Shares	148,596
983,743	BBMG Corp., H-Shares	271,052
543,400	China Communications Construction Co. Ltd., H-Shares	496,999
306,081	China Machinery Engineering Corp., H-Shares	139,387
445,278	China Molybdenum Co. Ltd., H-Shares	165,288
474,639	China National Building Material Co. Ltd., H-Shares	339,054
231,903	China Railway Construction Corp. Ltd., H-Shares	293,451
476,819	China Railway Group Ltd., H-Shares	425,764
142,962	Dongfang Electric Corp. Ltd., H-Shares(a)	76,775
92,700	Huaxin Cement Co. Ltd., Class B	188,830
146,541	Jiangxi Copper Co. Ltd., H-Shares	161,506
199,229	Lonking Holdings Ltd.	44,728
1,214,358	Metallurgical Corp. of China Ltd., H-Shares	294,318
1,042,855	Shanghai Electric Group Co. Ltd., H-Shares	339,220
273,470	Xinjiang Goldwind Science & Technology Co. Ltd., H-Shares	203,723

		3,977,743

	France—1.0%
3,894	Alstom SA	170,527

	Germany—1.8%
3,580	HeidelbergCement AG	243,379
439	HOCHTIEF AG	65,161

		308,540

	India—4.0%
27,151	Larsen & Toubro Ltd. GDR(b)	476,772
22,192	Mahindra & Mahindra Ltd. GDR(b)	229,687

		706,459

	Indonesia—5.1%
1,031,678	Aneka Tambang Tbk	46,146
221,304	PT Indocement Tunggal Prakarsa Tbk	251,838
1,121,193	PT PP Persero Tbk	98,088
357,975	PT Semen Indonesia (Persero) Tbk	211,924
37,330	PT United Tractors Tbk	82,260
255,942	PT Vale Indonesia Tbk(a)	49,160
566,118	PT Waskita Karya Persero Tbk	53,623
1,326,634	PT Wijaya Karya Persero Tbk	95,991

		889,030

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Malaysia—4.1%
478,474	Dialog Group Bhd	$387,627
257,284	Gamuda Bhd	146,949
298,814	IJM Corp. Bhd	116,398
199,233	Sunway Bhd	65,229

		716,203

	Mexico—4.4%
35,625	Cemex SAB de CV-PC ADR(a)	179,550
11,643	Grupo Carso SAB de CV, Series A1	34,369
19,600	Grupo Cementos de Chihuahua SAB de CV	105,951
125,100	Impulsora del Desarrollo y el Empleo en America Latina SAB de CV(a)	208,181
27,041	Promotora y Operadora de Infraestructura SAB de CV	246,842

		774,893

	Netherlands—1.3%
7,754	OCI NV(a)	220,872

	Philippines—0.8%
1,546,094	Metro Pacific Investments Corp.	138,702

	Poland—2.2%
16,719	KGHM Polska Miedz SA(a)	379,200

	Russia—2.6%
8,080	Evraz PLC	56,061
3,352	Magnitogorsk Iron & Steel Works PJSC GDR(b)	31,643
14,712	MMC Norilsk Nickel PJSC ADR	243,925
2,338	Novolipetsk Steel PJSC GDR(b)	56,486
4,697	Severstal PJSC GDR(b)	72,850

		460,965

	Singapore—0.7%
99,908	Sembcorp Marine Ltd.	115,434

	South Africa—6.1%
10,509	African Rainbow Minerals Ltd.	88,883
4,966	Assore Ltd.	103,630
669,444	PPC Ltd.(a)	269,297
67,880	Reunert Ltd.	366,608
22,166	Wilson Bayly Holmes-Ovcon Ltd.	229,702

		1,058,120

	Spain—1.4%
6,674	ACS Actividades de Construccion y Servicios SA	250,377

	Sweden—2.2%
15,788	Atlas Copco AB, Class A	391,431

	Switzerland—2.4%
21,114	ABB Ltd.	426,568

	Taiwan—16.2%
269,234	Asia Cement Corp.	284,957
307,845	China Steel Corp.	242,750
357,000	Chung Hung Steel Corp.(a)	135,564
251,000	CTCI Corp.	354,075
24,000	King Slide Works Co. Ltd.	249,362
62,000	Run Long Construction Co. Ltd.	107,598

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

60

Invesco Emerging Markets Infrastructure ETF (PXR) (continued)

October 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Taiwan (continued)
375,160	TA Chen Stainless Pipe	$526,191
493,630	Taiwan Cement Corp.	553,565
318,000	Tung Ho Steel Enterprise Corp.	215,302
83,000	United Integrated Services Co. Ltd.	148,334

		2,817,698

	Thailand—5.3%
178,148	CH Karnchang PCL NVDR	137,037
710,527	Italian-Thai Development PCL NVDR(a)	58,728
7,328	Siam Cement PCL (The) NVDR	92,401
10,632	Siam City Cement PCL NVDR	76,974
314,337	Sino-Thai Engineering & Construction PCL NVDR(a)	235,160
5,636,168	Super Energy Corp. PCL NVDR(a)	119,014
255,978	Tipco Asphalt PCL NVDR	112,739
222,800	Unique Engineering & Construction PCL NVDR	84,684

		916,737

	Turkey—0.6%
27,230	Tekfen Holding AS	103,219

	United States—3.2%
8,812	Caesarstone Ltd.	139,141
3,480	Caterpillar, Inc.	422,194

		561,335

	Total Investments in Securities (Cost $18,137,785)-99.9%	17,421,413
	Other assets less liabilities—0.1%	24,311

	Net Assets—100.0%	$17,445,724

Investment Abbreviations:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

NVDR—Non-voting Depositary Receipt

PC—Participation Certificate

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2018 was $867,438, which represented 4.97% of the Fund’s Net Assets.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

61

Schedule of Investments

Invesco Frontier Markets ETF (FRN)

October 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests—100.0%
	Argentina—16.5%
30,705	Adecoagro SA(a)	$245,640
6,246	Banco Macro SA ADR	279,134
15,624	BBVA Banco Frances SA ADR	171,395
18,996	Central Puerto SA ADR	181,982
10,132	Cresud S.A.C.I.F.y A. ADR	120,368
8,670	Despegar.com Corp.(a)	139,327
30,849	Grupo Financiero Galicia SA, Class B ADR	711,378
17,773	Grupo Supervielle SA ADR	148,227
6,375	IRSA Inversiones y Representaciones SA ADR	85,234
15,686	Loma Negra Cia Industrial Argentina SA ADR(a)	141,331
13,513	MercadoLibre, Inc.	4,384,968
20,905	Pampa Energia SA ADR(a)	692,164
13,383	Telecom Argentina SA ADR	242,366
12,628	Transportadora de Gas del Sur SA ADR	183,485
52,952	YPF SA ADR(a)	794,280

		8,521,279

	Kazakhstan—4.5%
45,840	Halyk Savings Bank of Kazakhstan JSC GDR	522,576
269,237	KAZ Minerals PLC	1,784,763

		2,307,339

	Kenya—10.3%
462,475	East African Breweries Ltd.	788,155
3,175,300	Equity Group Holdings Ltd./Kenya	1,220,671
2,579,845	KCB Group Ltd.	966,494
10,278,187	Safaricom PLC	2,340,528

		5,315,848

	Kuwait—16.0%
292,550	Agility Public Warehousing Co. KSC	799,133
239,899	Boubyan Bank KSCP	415,293
148,619	Boubyan Petrochemicals Co. KSCP	498,413
500,053	Gulf Bank KSCP	427,888
22,100	Humansoft Holding Co. KSC	221,836
913,062	Kuwait Finance House KSCP	1,763,921
152,811	Kuwait International Bank KSCP	119,694
767,814	Mobile Telecommunications Co. KSC	1,127,020
1,019,311	National Bank of Kuwait SAKP	2,757,524
25,808	National Gulf Holding(a)(b)	0
323,249	National Industries Group Holding SAK	164,896

		8,295,618

	Morocco—10.5%
36,201	Attijariwafa Bank	1,577,118
34,911	Banque Centrale Populaire	991,427
22,917	BMCE Bank	439,868
1,448	Ciments du Maroc	222,494
28,468	Cosumar	497,272
2,989	Lafargeholcim Maroc SA	490,856
68,157	Maroc Telecom	985,251
13,389	Societe d’Exploitation des Ports	233,880

		5,438,166

	Nigeria—9.7%
13,934,665	Access Bank PLC	303,261
1,327,684	Dangote Cement PLC	764,424
31,069,393	FBN Holdings PLC	684,725

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Nigeria (continued)
150,664	Guaranty Trust Bank PLC	$15,564
233,270	Nestle Nigeria PLC	886,812
3,225,649	Nigerian Breweries PLC	732,213
1,733,187	United Bank For Africa PLC	37,720
24,729,641	Zenith Bank PLC	1,600,955

		5,025,674

	Oman—4.7%
1,514,814	Bank Muscat SAOG	1,652,954
385,460	Oman Telecommunications Co. SAOG	801,164

		2,454,118

	Panama—5.7%
32,367	Banco Latinoamericano de Comercio Exterior SA, Class E	555,418
32,785	Copa Holdings SA, Class A	2,374,617

		2,930,035

	Romania—10.6%
4,065,301	Banca Transilvania SA	2,291,423
235,481	BRD-Groupe Societe Generale SA	746,033
13,397,890	OMV Petrom SA	1,267,852
149,037	Societatea Energetica Electrica SA	391,059
97,675	Societatea Nationala de Gaze Naturale ROMGAZ SA	808,026

		5,504,393

	South Korea—0.6%
112,506	Nostrum Oil & Gas PLC(a)	296,134

	Uruguay—0.5%
37,704	Arcos Dorados Holdings, Inc., Class A	271,846

	Vietnam—10.4%
102,234	Bank for Foreign Trade of Vietnam JSC	243,482
54,434	FLC Faros Construction JSC(a)	88,953
369,665	Hoa Phat Group JSC(a)	637,340
164,615	Masan Group Corp.(a)	585,254
132,151	No Va Land Investment Group Corp.(a)	402,473
27,190	PetroVietnam Gas JSC	121,127
22,780	Saigon Beer Alcohol Beverage Corp.	217,110
118,960	Saigon Securities, Inc.	145,990
228,874	Vietnam Dairy Products JSC	1,138,218
339,379	Vincom Retail JSC(a)	433,209
328,766	Vingroup JSC(a)	1,368,831

		5,381,987

	Total Investments in Securities (Cost $52,558,258)—100.0%	51,742,437
	Other assets less liabilities—(0.0)%	(1,096)

	Net Assets—100.0%	$51,741,341

Investment Abbreviations:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Security valued using significant unobservable inputs (Level 3). See Note 5.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

62

Schedule of Investments

Invesco FTSE RAFI Asia Pacific ex-Japan ETF (PAF)

October 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests—100.0%
	Australia—42.7%
6,899	AGL Energy Ltd.	$88,014
11,356	Amcor Ltd.	107,046
31,402	AMP Ltd.	54,973
11,239	APA Group	76,470
1,057	ASX Ltd.	44,327
25,154	Aurizon Holdings Ltd.	74,877
30,312	Australia & New Zealand Banking Group Ltd.	557,070
5,798	Bank of Queensland Ltd.	39,655
7,564	Bendigo & Adelaide Bank Ltd.	54,843
656,750	BGP Holdings PLC(a)(b)	0
40,320	BHP Billiton Ltd.	920,459
4,286	BlueScope Steel Ltd.	43,652
8,242	Boral Ltd.	32,771
14,711	Brambles Ltd.	110,729
4,535	Caltex Australia Ltd.	90,833
3,792	Challenger Ltd.	27,575
1,073	CIMIC Group Ltd.	35,963
8,650	Coca-Cola Amatil Ltd.	60,755
14,398	Commonwealth Bank of Australia	706,463
2,695	Computershare Ltd.	37,762
4,362	Crown Resorts Ltd.	38,675
1,132	CSL Ltd.	150,833
8,819	Dexus REIT	63,755
10,278	Downer EDI Ltd.	50,409
24,594	Fortescue Metals Group Ltd.	69,724
11,798	Goodman Group REIT	86,796
16,924	GPT Group (The) REIT	61,894
5,463	GrainCorp Ltd., Class A	31,904
2,815	Iluka Resources Ltd.	16,081
21,688	Incitec Pivot Ltd.	59,948
22,767	Insurance Australia Group Ltd.	110,210
9,391	LendLease Group	117,143
3,127	Macquarie Group Ltd.	259,746
24,293	Medibank Private Ltd.	48,037
21,979	Metcash Ltd.	42,838
49,846	Mirvac Group REIT	76,662
26,985	National Australia Bank Ltd.	482,157
4,105	Newcrest Mining Ltd.	59,963
7,354	Oil Search Ltd.	40,498
5,446	Orica Ltd.	66,235
25,504	Origin Energy Ltd.(a)	131,774
9,614	Qantas Airways Ltd.	37,272
24,938	QBE Insurance Group Ltd.	200,079
727	Ramsay Health Care Ltd.	28,968
4,197	Rio Tinto Ltd.	227,261
17,017	Santos Ltd.	80,084
57,057	Scentre Group REIT	160,948
3,818	Sonic Healthcare Ltd.	61,020
25,950	South32 Ltd.	66,579
8,019	Star Entertainment Group Ltd. (The)	26,940
37,539	Stockland REIT	96,047
15,781	Suncorp Group Ltd.	156,699
11,897	Tabcorp Holdings Ltd.	38,956
100,178	Telstra Corp. Ltd.	218,684
9,718	Transurban Group	78,106
2,504	Treasury Wine Estates Ltd.	26,834
34,616	Vicinity Centres REIT	65,015

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Australia (continued)
10,564	Wesfarmers Ltd.	$349,055
29,909	Westpac Banking Corp.	569,166
14,977	Woodside Petroleum Ltd.	369,931
12,857	Woolworths Group Ltd.	259,065
7,175	WorleyParsons Ltd.	74,194
2,904	WorleyParsons Ltd. Rts. expiring 11/12/18(a)	0

		8,420,422

	China—1.1%
33,392	BOC Hong Kong (Holdings) Ltd.	124,803
13,668	China Mengniu Dairy Co. Ltd.(a)	40,275
30,760	Semiconductor Manufacturing International Corp.(a)	25,387
47,294	Want Want China Holdings Ltd.	33,784

		224,249

	Hong Kong—15.0%
61,269	AIA Group Ltd.	463,851
5,400	Bank of East Asia Ltd. (The)	17,496
12,725	Cathay Pacific Airways Ltd.	16,167
25,465	CK Asset Holdings Ltd.	165,340
28,683	CK Hutchison Holdings Ltd.	288,864
13,133	CLP Holdings Ltd.	147,255
6,654	Galaxy Entertainment Group Ltd.	35,989
3,598	Hang Lung Group Ltd.	8,849
29,794	Hang Lung Properties Ltd.	53,968
4,926	Hang Seng Bank Ltd.	115,368
13,588	Henderson Land Development Co. Ltd.	63,265
46,486	Hong Kong & China Gas Co. Ltd.	88,710
2,419	Hong Kong Exchanges & Clearing Ltd.	64,182
10,506	Hongkong Land Holdings Ltd.	62,195
72,219	Hutchison Port Holdings Trust	17,694
1,239	Jardine Matheson Holdings Ltd.	71,503
1,080	Jardine Strategic Holdings Ltd.	36,180
9,000	Kerry Properties Ltd.	28,299
88,765	Li & Fung Ltd.	17,551
18,500	Link REIT	164,011
16,313	MTR Corp. Ltd.	79,074
93,309	New World Development Co. Ltd.	118,312
49,820	Noble Group Ltd.(a)	2,950
40,372	PCCW Ltd.	22,144
8,967	Power Assets Holdings Ltd.	59,880
21,530	Sino Land Co. Ltd.	33,781
18,879	Sun Hung Kai Properties Ltd.	245,398
8,610	Swire Pacific Ltd., Class A	89,347
15,000	Swire Pacific Ltd., Class B	24,147
13,400	Swire Properties Ltd.	45,724
6,000	Techtronic Industries Co. Ltd.	28,089
74,347	WH Group Ltd.(c)	52,066
40,388	Wharf Holdings Ltd. (The)	100,772
13,388	Wharf Real Estate Investment Co. Ltd.	82,913
4,471	Wheelock & Co. Ltd.	23,868
9,698	Yue Yuen Industrial Holdings Ltd.	26,535

		2,961,737

	India—0.1%
60,011	Golden Agri-Resources Ltd.	11,051

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

63

Invesco FTSE RAFI Asia Pacific ex-Japan ETF (PAF) (continued)

October 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Ireland—0.1%
1,824	James Hardie Industries PLC	$24,291

	Macau—0.7%
18,879	Sands China Ltd.	74,414
43,333	SJM Holdings Ltd.	34,990
10,114	Wynn Macau Ltd.	20,874

		130,278

	New Zealand—0.6%
14,449	Fletcher Building Ltd.(a)	56,989
27,164	Spark New Zealand Ltd.	70,065

		127,054

	Singapore—7.0%
20,951	Ascendas Real Estate Investment Trust REIT	38,126
29,902	CapitaLand Ltd.	67,802
22,394	CapitaLand Mall Trust REIT	34,121
4,030	City Developments Ltd.	23,020
31,299	ComfortDelGro Corp. Ltd.	50,854
14,581	DBS Group Holdings Ltd.	247,018
35,096	Genting Singapore Ltd.	22,303
1,116	Jardine Cycle & Carriage Ltd.	24,394
24,395	Keppel Corp. Ltd.	109,221
21,921	Oversea-Chinese Banking Corp. Ltd.	170,011
16,132	Sembcorp Industries Ltd.	32,851
5,963	Singapore Airlines Ltd.	40,821
25,940	Singapore Press Holdings Ltd.	49,640
16,466	Singapore Technologies Engineering Ltd.	42,211
89,249	Singapore Telecommunications Ltd.	203,659
9,383	United Overseas Bank Ltd.	165,192
23,976	Wilmar International Ltd.	54,711

		1,375,955

	South Korea—32.6%
5,092	BNK Financial Group, Inc.	33,915
144	CJ CheilJedang Corp.	40,942
27	CJ CheilJedang Corp. (Preference Shares)	2,808
374	CJ Corp.	35,774
659	Daelim Industrial Co. Ltd.	43,951
753	DB Insurance Co. Ltd.	47,445
333	Doosan Corp.	34,920
3,582	Doosan Heavy Industries & Construction Co. Ltd.(a)	34,420
3,890	Doosan Infracore Co. Ltd.(a)	26,285
273	E-MART, Inc.	48,992
990	GS Holdings Corp.	42,135
4,188	Hana Financial Group, Inc.	140,758
1,005	Hankook Tire Co. Ltd.	36,512
1,088	Hanwha Chemical Corp.	15,419
1,059	Hanwha Corp.	26,114
489	Hanwha Corp. (Preference Shares)	5,729
6,854	Hanwha Life Insurance Co. Ltd.	26,976
66	Hyosung Advanced Materials Corp.(a)	6,052
47	Hyosung Chemical Corp.(a)	5,362
204	Hyosung Corp.	9,184
138	Hyosung Heavy Industries Corp.(a)	5,129
64	Hyosung TNC Co. Ltd.(a)	9,800

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	South Korea (continued)
1,888	Hyundai Engineering & Construction Co. Ltd.	$75,798
341	Hyundai Glovis Co. Ltd.	34,113
898	Hyundai Heavy Industries Co. Ltd.(a)	98,110
1,082	Hyundai Marine & Fire Insurance Co. Ltd.	39,689
1,098	Hyundai Mobis Co. Ltd.	183,072
2,430	Hyundai Motor Co.	227,103
649	Hyundai Motor Co. (2nd Preference Shares)	40,322
390	Hyundai Motor Co. (Preference Shares)	22,793
2,097	Hyundai Steel Co.	76,828
5,426	Industrial Bank of Korea	70,709
4,670	KB Financial Group, Inc.	194,250
5,029	Kia Motors Corp.	125,333
7,386	Korea Electric Power Corp.	175,649
1,151	Korea Gas Corp.(a)	52,624
80	Korea Zinc Co. Ltd.	26,607
1,809	Korean Air Lines Co. Ltd.	43,576
1,041	KT&G Corp.	92,722
5,984	Kumho Tire Co., Inc.(a)	26,361
395	LG Chem Ltd.	120,280
64	LG Chem Ltd. (Preference Shares)	11,204
848	LG Corp.	49,337
5,803	LG Display Co. Ltd.	84,024
2,085	LG Electronics, Inc.	115,818
331	LG Electronics, Inc. (Preference Shares)	7,480
3,919	LG Uplus Corp.	55,541
133	Lotte Chemical Corp.	30,637
294	Lotte Shopping Co. Ltd.	49,922
465	LS Corp.	20,607
250	NAVER Corp.	25,120
1,353	POSCO	306,326
1,663	POSCO Daewoo Corp.	25,976
390	Samsung C&T Corp.	37,133
554	Samsung Electro-Mechanics Co. Ltd.	57,367
43,542	Samsung Electronics Co. Ltd.	1,620,096
7,778	Samsung Electronics Co. Ltd. (Preference Shares)	244,012
448	Samsung Fire & Marine Insurance Co. Ltd.	109,489
37	Samsung Fire & Marine Insurance Co. Ltd. (Preference Shares)	5,779
7,438	Samsung Heavy Industries Co. Ltd.(a)	45,429
878	Samsung Life Insurance Co. Ltd.	70,884
368	Samsung SDI Co. Ltd.	76,051
5,550	Shinhan Financial Group Co. Ltd.	207,233
336	SK Holdings Co. Ltd.	77,104
3,484	SK Hynix, Inc.	208,511
1,162	SK Innovation Co. Ltd.	217,706
5,999	SK Networks Co. Ltd.	22,400
373	SK Telecom Co. Ltd.	87,722
520	S-Oil Corp.	56,584
6,877	Woori Bank	95,049

		6,425,102

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

64

Invesco FTSE RAFI Asia Pacific ex-Japan ETF (PAF) (continued)

October 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	United States—0.1%
752	OneMarket Ltd.(a)	$437
2,073	Sims Metal Management Ltd.	16,573

		17,010

	Total Investments in Securities (Cost $20,031,369)—100.0%	19,717,149
	Other assets less liabilities—(0.0)%	(6,498)

	Net Assets—100.0%	$19,710,651

Investment Abbreviations:

REIT—Real Estate Investment Trust

Rts.—Rights

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Security valued using significant unobservable inputs (Level 3). See Note 5.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at October 31, 2018 represented less than 1% of the Fund’s Net Assets.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

65

Schedule of Investments

Invesco FTSE RAFI Developed Markets ex-U.S. ETF (PXF)

October 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests—99.5%
	Australia—5.7%
52,364	AGL Energy Ltd.	$668,034
86,192	Amcor Ltd.	812,478
238,317	AMP Ltd.	417,201
85,298	APA Group	580,367
8,060	ASX Ltd.	338,010
190,882	Aurizon Holdings Ltd.	568,208
230,460	Australia & New Zealand Banking Group Ltd.	4,235,367
43,965	Bank of Queensland Ltd.	300,696
57,404	Bendigo & Adelaide Bank Ltd.	416,208
231,466	BGP Holdings PLC(a)(b)	0
309,513	BHP Billiton Ltd.	7,065,821
203,850	BHP Billiton PLC	4,069,571
32,501	BlueScope Steel Ltd.	331,014
62,551	Boral Ltd.	248,708
111,641	Brambles Ltd.	840,313
34,393	Caltex Australia Ltd.	688,867
28,744	Challenger Ltd.	209,020
8,161	CIMIC Group Ltd.	273,530
65,644	Coca-Cola Amatil Ltd.	461,064
110,664	Commonwealth Bank of Australia	5,429,923
20,430	Computershare Ltd.	286,265
33,089	Crown Resorts Ltd.	293,382
8,640	CSL Ltd.	1,151,237
66,940	Dexus REIT	483,926
78,009	Downer EDI Ltd.	382,599
186,656	Fortescue Metals Group Ltd.	529,170
89,527	Goodman Group REIT	658,634
128,457	GPT Group (The) REIT	469,786
164,612	Incitec Pivot Ltd.	455,008
172,785	Insurance Australia Group Ltd.	836,411
71,247	LendLease Group	888,735
23,730	Macquarie Group Ltd.	1,971,144
184,365	Medibank Private Ltd.	364,566
166,797	Metcash Ltd.	325,098
378,281	Mirvac Group REIT	581,791
205,076	National Australia Bank Ltd.	3,664,213
31,143	Newcrest Mining Ltd.	454,916
55,813	Oil Search Ltd.	307,361
41,319	Orica Ltd.	502,528
193,585	Origin Energy Ltd.(a)	1,000,212
72,962	Qantas Airways Ltd.	282,864
189,273	QBE Insurance Group Ltd.	1,518,546
5,549	Ramsay Health Care Ltd.	221,105
31,832	Rio Tinto Ltd.	1,723,655
91,205	Rio Tinto PLC	4,432,490
129,152	Santos Ltd.	607,802
432,995	Scentre Group REIT	1,221,403
29,009	Sonic Healthcare Ltd.	463,631
196,952	South32 Ltd.	505,315
60,864	Star Entertainment Group Ltd. (The)	204,471
284,893	Stockland REIT	728,924
119,750	Suncorp Group Ltd.	1,189,068
90,266	Tabcorp Holdings Ltd.	295,569
760,261	Telstra Corp. Ltd.	1,659,611
73,731	Transurban Group	592,593
19,009	Treasury Wine Estates Ltd.	203,706
262,708	Vicinity Centres REIT	493,415

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Australia (continued)
80,289	Wesfarmers Ltd.	$2,652,903
227,393	Westpac Banking Corp.	4,327,274
113,824	Woodside Petroleum Ltd.	2,811,445
97,694	Woolworths Group Ltd.	1,968,511
54,442	WorleyParsons Ltd.	562,966
22,041	WorleyParsons Ltd. Rts. expiring 11/12/18(a)	0

		72,228,649

	Austria—0.3%
5,678	ANDRITZ AG	294,395
25,459	Erste Group Bank AG(a)	1,038,467
17,349	OMV AG	965,762
13,188	Raiffeisen Bank International AG	360,118
12,536	voestalpine AG	445,861

		3,104,603

	Belgium—0.7%
29,929	Ageas	1,499,207
43,168	Anheuser-Busch InBev SA/NV	3,186,094
7,544	bpost SA	114,625
5,923	Colruyt SA	344,411
17,212	KBC Group NV	1,187,675
19,055	Proximus SADP	486,860
7,021	Solvay SA	800,685
5,829	UCB SA	489,925
9,716	Umicore SA	457,852

		8,567,334

	Brazil—0.0%
111,882	Yamana Gold, Inc.	254,732

	Canada—7.3%
10,948	Agnico Eagle Mines Ltd.	387,650
25,279	Alimentation Couche-Tard, Inc., Class B	1,210,197
12,922	AltaGas Ltd.(c)	162,847
54,284	ARC Resources Ltd.(c)	506,775
7,557	Atco Ltd., Class I	220,855
60,293	Bank of Montreal	4,519,048
109,831	Bank of Nova Scotia (The)	5,908,669
73,207	Barrick Gold Corp.	919,234
134,360	Baytex Energy Corp.(a)	275,217
28,910	BCE, Inc.	1,121,618
24,723	BlackBerry Ltd.(a)	228,734
171,978	Bombardier, Inc., Class B(a)	417,750
60,550	Brookfield Asset Management, Inc., Class A	2,476,867
45,415	Cameco Corp.	487,608
9,704	Canadian Apartment Properties REIT	345,893
37,176	Canadian Imperial Bank of Commerce	3,218,098
30,464	Canadian National Railway Co.	2,610,637
91,632	Canadian Natural Resources Ltd.	2,520,272
4,846	Canadian Pacific Railway Ltd.	996,211
5,241	Canadian Tire Corp. Ltd., Class A	591,206
10,986	Canadian Utilities Ltd., Class A	261,255
14,223	Capital Power Corp.	295,886
27,843	Celestica, Inc.(a)	289,614
235,573	Cenovus Energy, Inc.	1,998,312
12,957	CGI Group, Inc., Class A(a)	802,135

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

66

Invesco FTSE RAFI Developed Markets ex-U.S. ETF (PXF) (continued)

October 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Canada (continued)
20,549	CI Financial Corp.	$304,656
32,811	Cominar Real Estate Investment Trust REIT	273,081
182,462	Crescent Point Energy Corp.	864,202
24,845	Empire Co. Ltd., Class A	453,103
85,397	Enbridge, Inc.	2,667,417
63,990	Encana Corp.	654,883
26,950	Enerplus Corp.	251,390
1,814	Fairfax Financial Holdings Ltd.	883,621
14,863	Finning International, Inc.	309,427
31,962	Fortis, Inc.	1,058,707
4,523	Franco-Nevada Corp.	283,176
7,422	George Weston Ltd.	541,143
24,090	Gibson Energy, Inc.	382,285
9,003	Gildan Activewear, Inc.	269,764
76,098	Goldcorp, Inc.	688,982
22,864	Great-West Lifeco, Inc.	525,963
36,783	H&R Real Estate Investment Trust REIT	557,662
56,636	Husky Energy, Inc.	802,586
33,594	Hydro One Ltd.(d)	489,873
9,342	IGM Financial, Inc.	229,984
28,100	Imperial Oil Ltd.	879,857
9,029	Industrial Alliance Insurance & Financial Services, Inc.	319,977
9,086	Intact Financial Corp.	719,615
32,480	Inter Pipeline Ltd.	528,040
12,809	Keyera Corp.	319,920
82,771	Kinross Gold Corp.(a)	215,554
20,203	Loblaw Cos. Ltd.	1,012,881
38,685	Magna International, Inc.	1,909,138
187,913	Manulife Financial Corp.	2,966,257
5,193	Methanex Corp.	337,105
18,820	Metro, Inc.	592,008
27,460	National Bank of Canada	1,249,579
9,749	Onex Corp.	642,510
7,225	Open Text Corp.	244,492
11,836	Parkland Fuel Corp.	398,454
28,340	Pembina Pipeline Corp.	918,878
42,176	Power Corp. of Canada	872,906
27,478	Power Financial Corp.	593,186
33,169	RioCan Real Estate Investment Trust REIT	606,172
30,337	Rogers Communications, Inc., Class B	1,565,997
109,181	Royal Bank of Canada	7,974,599
11,998	Saputo, Inc.	366,449
45,071	Shaw Communications, Inc., Class B	841,188
10,672	SmartCentres Real Estate Investment Trust REIT	244,442
13,877	SNC-Lavalin Group, Inc.	496,645
53,806	Sun Life Financial, Inc.	1,975,243
144,784	Suncor Energy, Inc.	4,868,579
40,151	Teck Resources Ltd., Class B	831,912
18,177	TELUS Corp.	623,963
24,451	Thomson Reuters Corp.	1,140,767
132,985	Toronto-Dominion Bank (The)	7,395,313
24,901	Tourmaline Oil Corp.	364,058
58,906	TransCanada Corp.	2,226,609
10,090	Vermilion Energy, Inc.	268,222

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Canada (continued)
3,740	West Fraser Timber Co. Ltd.	$188,360
20,264	Wheaton Precious Metals Corp.	333,914
6,394	WSP Global, Inc.	319,980

		92,617,262

	Chile—0.0%
34,285	Antofagasta PLC	343,802
38,897	Lundin Mining Corp.	160,238

		504,040

	China—0.1%
255,559	BOC Hong Kong (Holdings) Ltd.	955,160
100,674	China Mengniu Dairy Co. Ltd.(a)	296,652
234,757	Semiconductor Manufacturing International Corp.(a)	193,749
355,947	Want Want China Holdings Ltd.	254,267

		1,699,828

	Denmark—0.7%
591	AP Moller—Maersk A/S, Class A	703,668
881	AP Moller—Maersk A/S, Class B	1,119,061
6,468	Carlsberg A/S, Class B	713,723
3,852	Coloplast A/S, Class B	359,770
48,760	Danske Bank A/S	935,627
5,593	DSV A/S	449,839
3,923	FLSmidth & Co. A/S	206,079
18,852	ISS A/S	620,126
5,467	Jyske Bank A/S	223,588
55,544	Novo Nordisk A/S, Class B	2,403,220
5,236	Novozymes A/S, Class B	258,830
7,019	Orsted A/S(d)	446,103
3,644	Pandora A/S	228,058
10,299	Vestas Wind Systems A/S	646,122

		9,313,814

	Finland—1.1%
9,490	Elisa Oyj	377,955
49,266	Fortum Oyj	1,037,988
7,733	Kesko Oyj, Class B	452,288
17,539	Kone Oyj, Class B	854,917
10,025	Metso Oyj	317,025
7,506	Neste Oyj	618,800
443,956	Nokia Oyj	2,515,121
9,316	Nokian Renkaat Oyj	296,398
369,867	Nordea Bank Abp	3,220,862
31,011	Outokumpu Oyj	130,358
31,557	Sampo Oyj, Class A	1,453,824
39,528	Stora Enso Oyj, Class R	595,893
42,249	UPM-Kymmene Oyj	1,359,993
21,382	Wartsila Oyj Abp	364,736

		13,596,158

	France—9.7%
8,676	Accor SA	397,342
73,979	Air France-KLM(a)	717,515
24,742	Air Liquide SA	2,999,628
25,242	Airbus SE	2,794,548
11,448	Alstom SA	501,335

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

67

Invesco FTSE RAFI Developed Markets ex-U.S. ETF (PXF) (continued)

October 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	France (continued)
5,831	Arkema SA	$612,980
4,815	Atos SE	413,428
285,780	AXA SA	7,168,996
134,604	BNP Paribas SA	7,035,424
68,133	Bollore SA	288,875
28,912	Bouygues SA	1,056,141
13,125	Bureau Veritas SA	296,682
8,389	Capgemini SE	1,026,556
132,853	Carrefour SA	2,581,573
22,439	Casino Guichard Perrachon SA(c)	991,555
63,900	Cie de Saint-Gobain	2,406,638
15,911	Cie Generale des Etablissements Michelin SCA	1,635,856
23,253	CNP Assurances	519,032
3,286	Covivio REIT	330,434
144,394	Credit Agricole SA	1,853,324
34,071	Danone SA	2,415,846
2,106	Dassault Systemes SE	264,511
10,414	Edenred	395,640
8,301	Eiffage SA	812,818
126,886	Electricite de France SA	2,110,516
12,507	Elior Group SA(d)	180,397
420,001	Engie SA	5,603,510
7,351	Essilorluxottica SA	1,005,732
4,495	Eurazeo SE	328,757
19,540	Eutelsat Communications SA	396,524
6,841	Faurecia SA	332,604
2,323	Gecina SA REIT	341,380
21,677	Getlink SE	272,997
631	Hermes International	361,052
2,968	ICADE REIT	251,881
2,425	Imerys SA	149,747
2,269	Kering SA	1,011,902
15,873	Klepierre SA REIT	539,547
20,932	Lagardere SCA	573,714
11,516	Legrand SA	753,403
9,398	L’Oreal SA	2,117,967
9,344	LVMH Moet Hennessy Louis Vuitton SE	2,845,843
79,828	Natixis SA	467,260
9,752	Neopost SA	313,806
4,409	Nexity SA	211,414
315,206	Orange SA	4,935,730
9,338	Pernod Ricard SA	1,426,240
65,632	Peugeot SA	1,563,881
13,409	Publicis Groupe SA	778,492
26,375	Renault SA	1,974,448
51,933	Rexel SA	663,157
3,825	Rubis SCA	198,060
12,583	Safran SA	1,626,029
112,497	Sanofi	10,049,314
38,019	Schneider Electric SE	2,755,231
22,238	SCOR SE	1,029,791
132,780	Societe Generale SA	4,886,496
7,056	Sodexo SA	720,491
69,486	Suez	1,006,577
2,303	Teleperformance	379,931

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	France (continued)
5,473	Thales SA	$700,733
325,818	Total SA	19,181,965
9,355	Unibail—Rodamco-Westfield REIT	1,698,916
16,835	Valeo SA	544,588
45,856	Vallourec SA(a)(c)	217,856
78,909	Veolia Environnement SA	1,575,365
36,039	Vinci SA	3,220,984
126,748	Vivendi SA	3,064,675
2,412	Wendel SA	313,192

		124,198,772

	Germany—8.5%
6,460	Aareal Bank AG	240,885
6,768	adidas AG	1,595,044
52,945	Allianz SE	11,064,427
5,186	Aurubis AG	315,423
85,524	BASF SE	6,592,306
57,635	Bayer AG	4,426,258
49,463	Bayerische Motoren Werke AG	4,272,236
8,443	Bayerische Motoren Werke AG (Preference Shares)	638,075
2,925	Beiersdorf AG	302,915
6,854	Bilfinger SE	299,143
12,528	Brenntag AG	655,376
23,704	Ceconomy AG	121,344
149,738	Commerzbank AG(a)	1,414,799
7,199	Continental AG	1,190,488
6,508	Covestro AG(d)	421,196
140,810	Daimler AG	8,353,760
338,673	Deutsche Bank AG	3,319,676
7,370	Deutsche Boerse AG	934,012
32,991	Deutsche Lufthansa AG	663,877
15,443	Deutsche Pfandbriefbank AG(d)	205,598
78,483	Deutsche Post AG	2,485,457
441,621	Deutsche Telekom AG	7,252,985
14,671	Deutsche Wohnen SE	672,233
527,839	E.ON SE	5,117,067
15,728	Evonik Industries AG	488,285
13,136	Freenet AG	296,038
11,035	Fresenius Medical Care AG & Co. KGaA	866,722
24,477	Fresenius SE & Co. KGaA	1,560,850
9,926	GEA Group AG	302,085
6,506	Hannover Rueck SE	877,960
13,651	HeidelbergCement AG	928,035
5,330	Henkel AG & Co. KGaA	522,991
8,214	Henkel AG & Co. KGaA (Preference Shares)	898,857
2,165	HOCHTIEF AG	321,350
5,219	HUGO BOSS AG	373,608
31,001	Infineon Technologies AG	622,076
22,370	Innogy SE(d)	988,506
26,087	K+S AG	486,818
3,454	KION Group AG	202,331
7,752	LANXESS AG	480,979
3,351	LEG Immobilien AG	367,003
4,072	Leoni AG	148,933
2,987	MAN SE	311,367
6,142	Merck KGaA	658,479

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

68

Invesco FTSE RAFI Developed Markets ex-U.S. ETF (PXF) (continued)

October 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Germany (continued)
53,736	METRO AG	$809,778
2,344	MTU Aero Engines AG	498,772
23,896	Muenchener Rueckversicherungs-Gesellschaft AG In Muenchen	5,142,963
5,040	OSRAM Licht AG	204,553
7,075	Porsche Automobil Holding SE (Preference Shares)	451,159
24,912	ProSiebenSat.1 Media SE	576,386
2,785	Rheinmetall AG	241,525
148,647	RWE AG	2,900,268
9,713	RWE AG (Preference Shares)	161,778
5,916	Salzgitter AG	237,156
33,189	SAP SE	3,559,668
64,579	Siemens AG	7,442,975
14,156	Suedzucker AG	218,938
4,060	Symrise AG	341,149
7,219	Talanx AG	258,635
75,515	Telefonica Deutschland Holding AG	293,906
53,447	thyssenkrupp AG	1,124,867
41,268	TUI AG	684,965
58,312	Uniper SE	1,685,455
4,980	Volkswagen AG	822,689
32,059	Volkswagen AG (Preference Shares)	5,403,623
23,877	Vonovia SE	1,093,515

		108,412,576

	Hong Kong—1.7%
466,262	AIA Group Ltd.	3,529,945
194,140	CK Asset Holdings Ltd.	1,260,521
219,051	CK Hutchison Holdings Ltd.	2,206,046
100,211	CLP Holdings Ltd.	1,123,625
52,098	Galaxy Entertainment Group Ltd.	281,776
222,454	Hang Lung Properties Ltd.	402,945
37,264	Hang Seng Bank Ltd.	872,729
102,508	Henderson Land Development Co. Ltd.	477,274
353,551	Hong Kong & China Gas Co. Ltd.	674,685
18,291	Hong Kong Exchanges & Clearing Ltd.	485,309
79,913	Hongkong Land Holdings Ltd.	473,085
9,560	Jardine Matheson Holdings Ltd.	551,708
8,454	Jardine Strategic Holdings Ltd.	283,209
67,088	Kerry Properties Ltd.	210,950
669,947	Li & Fung Ltd.	132,461
139,204	Link REIT	1,234,109
123,966	MTR Corp. Ltd.	600,902
711,487	New World Development Co. Ltd.	902,133
66,373	Power Assets Holdings Ltd.	443,226
165,172	Sino Land Co. Ltd.	259,154
145,203	Sun Hung Kai Properties Ltd.	1,887,413
66,483	Swire Pacific Ltd., Class A	689,899
118,710	Swire Pacific Ltd., Class B	191,101
101,858	Swire Properties Ltd.	347,565
43,900	Techtronic Industries Co. Ltd.	205,517
564,371	WH Group Ltd.(d)	395,234
310,468	Wharf Holdings Ltd. (The)	774,645
102,721	Wharf Real Estate Investment Co. Ltd.	636,159
37,333	Wheelock & Co. Ltd.	199,299

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Hong Kong (continued)
73,965	Yue Yuen Industrial Holdings Ltd.	$202,381

		21,935,005

	Ireland—0.4%
40,388	AIB Group PLC	195,494
93,135	Bank of Ireland Group PLC	661,124
66,709	CRH PLC	2,002,226
13,863	James Hardie Industries PLC	184,619
4,415	Kerry Group PLC, Class A	452,719
3,151	Paddy Power Betfair PLC	270,560
20,778	Smurfit Kappa Group PLC	681,249

		4,447,991

	Israel—0.4%
82,483	Bank Hapoalim BM	558,426
107,805	Bank Leumi Le-Israel BM	672,514
351,905	Bezeq The Israeli Telecommunication Corp. Ltd.	404,452
76,928	Israel Chemicals Ltd.	443,521
151,898	Teva Pharmaceutical Industries Ltd.	3,030,451

		5,109,364

	Italy—2.9%
171,821	A2A SpA	277,324
255,378	Assicurazioni Generali SpA	4,132,002
36,084	Atlantia SpA	726,117
296,990	Banco BPM SpA(a)	558,934
89,135	BPER Banca SpA	339,139
1,198,523	Enel SpA	5,885,511
544,878	Eni SpA	9,696,472
89,109	Hera SpA	246,354
1,479,744	Intesa Sanpaolo SpA	3,274,445
69,304	Leonardo SpA	753,053
7,199	Luxottica Group SpA	452,867
47,443	Mediobanca Banca di Credito Finanziario SpA	416,711
28,434	Pirelli & C SpA(a)(d)	209,218
91,501	Poste Italiane SpA(d)	658,337
16,291	Prysmian SpA	316,748
112,564	Saipem SpA(a)	616,659
231,436	Snam SpA	958,183
27,458	Societa Cattolica di Assicurazioni SCRL	222,290
2,236,633	Telecom Italia SpA(a)	1,315,765
1,177,660	Telecom Italia SpA-RSP	596,186
112,329	Terna Rete Elettrica Nazionale SpA	581,007
271,909	Unicredit SpA	3,486,305
167,213	Unione di Banche Italiane SpA	511,544
158,996	Unipol Gruppo SpA	640,975
174,625	UnipolSai Assicurazioni SpA	382,065

		37,254,211

	Japan—22.0%
85,891	Aeon Co. Ltd.	1,971,181
26,020	AGC, Inc.	855,383
14,414	Air Water, Inc.	233,858
21,729	Aisin Seiki Co. Ltd.	853,911
41,484	Ajinomoto Co., Inc.	671,397
24,508	Alfresa Holdings Corp.	654,748

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

69

Invesco FTSE RAFI Developed Markets ex-U.S. ETF (PXF) (continued)

October 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Japan (continued)
15,177	Alps Electric Co. Ltd.	$360,413
24,589	Amada Holdings Co. Ltd.	231,826
11,179	ANA Holdings, Inc.	375,919
10,610	Aozora Bank Ltd.	366,186
19,000	Asahi Group Holdings Ltd.	836,401
110,868	Asahi Kasei Corp.	1,333,108
127,418	Astellas Pharma, Inc.	1,972,436
13,514	Bandai Namco Holdings, Inc.	480,782
6,853	Bank of Kyoto Ltd. (The)	309,085
16,302	Bic Camera, Inc.	215,665
62,443	Bridgestone Corp.	2,414,061
19,081	Brother Industries Ltd.	350,155
92,598	Canon, Inc.	2,643,664
17,890	Casio Computer Co. Ltd.	270,280
14,008	Central Japan Railway Co.	2,687,282
55,089	Chiba Bank Ltd. (The)	349,508
67,724	Chubu Electric Power Co., Inc.	977,259
5,698	Chugai Pharmaceutical Co. Ltd.	334,746
21,341	Chugoku Bank Ltd. (The)	192,505
42,230	Chugoku Electric Power Co., Inc. (The)	543,334
128,558	Concordia Financial Group Ltd.	590,076
15,322	Cosmo Energy Holdings Co. Ltd.	569,543
19,807	Credit Saison Co. Ltd.	315,389
34,760	Dai Nippon Printing Co. Ltd.	780,795
34,167	Daicel Corp.	361,788
4,698	Daido Steel Co. Ltd.	193,573
177,598	Dai-ichi Life Holdings, Inc.	3,361,387
34,698	Daiichi Sankyo Co. Ltd.	1,326,367
11,551	Daikin Industries Ltd.	1,343,378
4,948	Daito Trust Construction Co. Ltd.	653,274
53,563	Daiwa House Industry Co. Ltd.	1,617,972
193,166	Daiwa Securities Group, Inc.	1,107,253
8,697	Denka Co. Ltd.	283,594
42,223	Denso Corp.	1,889,381
17,897	Dentsu, Inc.	830,980
12,226	DIC Corp.	361,293
5,061	Don Quijote Holdings Co. Ltd.	303,153
28,483	East Japan Railway Co.	2,492,310
8,966	Ebara Corp.	262,175
16,378	Eisai Co. Ltd.	1,365,765
23,387	Electric Power Development Co. Ltd.	637,234
4,300	Familymart UNY Holdings Co. Ltd.	499,898
6,139	FANUC Corp.	1,073,529
1,464	Fast Retailing Co. Ltd.	740,335
11,231	Fuji Electric Co. Ltd.	344,329
38,877	FUJIFILM Holdings Corp.	1,685,571
46,106	Fujikura Ltd.	198,960
34,812	Fujitsu Ltd.	2,116,698
17,577	Fukuoka Financial Group, Inc.	433,292
7,051	Furukawa Electric Co. Ltd.	190,871
50,988	Gunma Bank Ltd. (The)	231,322
13,500	H2O Retailing Corp.	209,698
45,723	Hachijuni Bank Ltd. (The)	193,661
23,445	Hakuhodo DY Holdings, Inc.	391,806
14,118	Hankyu Hanshin Holdings, Inc.	465,367
7,040	Hanwa Co. Ltd.	231,121

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Japan (continued)
24,774	Haseko Corp.	$314,134
35,039	Hino Motors Ltd.	336,869
39,283	Hiroshima Bank Ltd. (The)	243,311
6,914	Hitachi Construction Machinery Co. Ltd.	184,406
144,082	Hitachi Ltd.	4,419,936
23,492	Hitachi Metals Ltd.	277,270
43,385	Hokuriku Electric Power Co.(a)	404,422
181,930	Honda Motor Co. Ltd.	5,224,714
15,719	Hoya Corp.	893,373
30,407	Idemitsu Kosan Co. Ltd.	1,387,586
18,453	IHI Corp.	675,299
19,838	Iida Group Holdings Co. Ltd.	361,058
130,742	Inpex Corp.	1,505,465
53,767	Isetan Mitsukoshi Holdings Ltd.	629,358
52,529	Isuzu Motors Ltd.	689,805
156,128	ITOCHU Corp.	2,898,305
31,860	J Front Retailing Co. Ltd.	418,100
13,300	Japan Airlines Co. Ltd.	473,405
174,667	Japan Display, Inc.(a)	168,701
20,492	Japan Exchange Group, Inc.	367,877
46,928	Japan Post Bank Co. Ltd.	547,642
286,885	Japan Post Holdings Co. Ltd.	3,406,370
17,282	Japan Post Insurance Co. Ltd.	412,085
86,316	Japan Tobacco, Inc.	2,223,007
83,079	JFE Holdings, Inc.	1,568,751
19,299	JGC Corp.	374,676
16,045	JSR Corp.	239,705
33,573	JTEKT Corp.	419,160
616,052	JXTG Holdings, Inc.	4,198,903
40,843	Kajima Corp.	526,936
6,337	Kaneka Corp.	265,036
86,054	Kansai Electric Power Co., Inc. (The)	1,319,538
17,488	Kao Corp.	1,167,003
19,648	Kawasaki Heavy Industries Ltd.	466,413
19,478	Kawasaki Kisen Kaisha Ltd.(a)(c)	260,443
162,947	KDDI Corp.	4,063,748
14,724	Keikyu Corp.	218,013
7,868	Keio Corp.	427,370
9,000	Kewpie Corp.	207,585
1,098	Keyence Corp.	538,030
6,100	Kikkoman Corp.	335,661
11,180	Kintetsu Group Holdings Co. Ltd.	428,952
56,746	Kirin Holdings Co. Ltd.	1,356,866
78,403	Kobe Steel Ltd.	630,809
5,157	Koito Manufacturing Co. Ltd.	245,843
53,922	Komatsu Ltd.	1,406,879
72,844	Konica Minolta, Inc.	723,567
69,511	Kubota Corp.	1,097,591
34,286	Kuraray Co. Ltd.	472,418
27,082	Kyocera Corp.	1,472,946
64,764	Kyushu Electric Power Co., Inc.	754,064
10,738	Kyushu Railway Co.	329,214
3,737	Lawson, Inc.	236,429
32,541	LIXIL Group Corp.	513,251
9,727	Makita Corp.	336,573
286,000	Marubeni Corp.	2,322,111

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

70

Invesco FTSE RAFI Developed Markets ex-U.S. ETF (PXF) (continued)

October 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Japan (continued)
15,103	Marui Group Co. Ltd.	$325,199
104,473	Mazda Motor Corp.	1,133,091
92,358	Mebuki Financial Group, Inc.	282,340
18,717	Medipal Holdings Corp.	401,854
8,915	MEIJI Holdings Co. Ltd.	592,464
17,654	Minebea Mitsumi, Inc.	270,156
181,850	Mitsubishi Chemical Holdings Corp.	1,419,769
146,357	Mitsubishi Corp.	4,124,011
155,105	Mitsubishi Electric Corp.	1,970,165
70,115	Mitsubishi Estate Co. Ltd.	1,121,728
14,176	Mitsubishi Gas Chemical Co., Inc.	238,789
54,106	Mitsubishi Heavy Industries Ltd.	1,912,444
26,965	Mitsubishi Materials Corp.	747,866
64,251	Mitsubishi Motors Corp.	404,789
15,000	Mitsubishi Tanabe Pharma Corp.	221,700
1,612,984	Mitsubishi UFJ Financial Group, Inc.	9,787,528
228,158	Mitsui & Co. Ltd.	3,811,899
22,730	Mitsui Chemicals, Inc.	510,572
17,792	Mitsui E&S Holdings Co. Ltd.(a)	299,542
70,160	Mitsui Fudosan Co. Ltd.	1,581,561
5,756	Mitsui Mining & Smelting Co. Ltd.	162,956
25,462	Mitsui OSK Lines Ltd.	621,349
3,881,624	Mizuho Financial Group, Inc.	6,672,589
69,573	MS&AD Insurance Group Holdings, Inc.	2,099,735
9,001	Murata Manufacturing Co. Ltd.	1,369,032
17,350	Nagoya Railroad Co. Ltd.	419,087
33,459	NEC Corp.	960,588
20,311	NGK Insulators Ltd.	285,619
14,221	NGK Spark Plug Co. Ltd.	288,818
13,719	NH Foods Ltd.	474,096
27,793	NHK Spring Co. Ltd.	238,884
5,049	Nidec Corp.	648,266
29,384	Nikon Corp.	512,147
1,430	Nintendo Co. Ltd.	445,517
12,152	Nippon Electric Glass Co. Ltd.	306,775
10,763	Nippon Express Co. Ltd.	681,897
16,915	Nippon Paper Industries Co. Ltd.	307,109
41,591	Nippon Sheet Glass Co. Ltd.	351,951
123,290	Nippon Steel & Sumitomo Metal Corp.	2,279,972
102,130	Nippon Telegraph & Telephone Corp.	4,298,591
46,010	Nippon Yusen K.K.	744,037
361,792	Nissan Motor Co. Ltd.	3,293,973
17,626	Nisshin Seifun Group, Inc.	351,567
17,400	Nisshinbo Holdings, Inc.	192,263
1,771	Nitori Holdings Co. Ltd.	231,232
9,528	Nitto Denko Corp.	597,574
16,036	NOK Corp.	230,760
388,373	Nomura Holdings, Inc.	1,884,136
14,157	Nomura Real Estate Holdings, Inc.	265,816
40,586	NSK Ltd.	402,066
72,744	NTN Corp.	266,856
54,634	NTT Data Corp.	704,861
106,741	NTT DoCoMo, Inc.	2,690,397
76,163	Obayashi Corp.	672,850
19,699	Odakyu Electric Railway Co. Ltd.	416,480
123,169	OJI Holdings Corp.	877,479

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Japan (continued)
12,477	Olympus Corp.	$416,803
10,244	Omron Corp.	415,733
13,942	Ono Pharmaceutical Co. Ltd.	317,742
3,749	Oriental Land Co. Ltd.	352,626
117,073	ORIX Corp.	1,909,808
40,606	Osaka Gas Co. Ltd.	745,160
28,002	Otsuka Holdings Co. Ltd.	1,341,853
221,350	Panasonic Corp.	2,450,727
41,234	Rakuten, Inc.	279,144
34,366	Recruit Holdings Co. Ltd.	924,811
31,444	Rengo Co. Ltd.	273,886
266,739	Resona Holdings, Inc.	1,406,315
114,757	Ricoh Co. Ltd.	1,148,028
4,222	Rohm Co. Ltd.	297,042
16,412	Santen Pharmaceutical Co. Ltd.	243,588
14,476	SBI Holdings, Inc.	379,810
12,272	Secom Co. Ltd.	1,005,966
19,097	Sega Sammy Holdings, Inc.	245,872
16,302	Seibu Holdings, Inc.	295,691
27,986	Seiko Epson Corp.	452,319
16,376	Seino Holdings Co. Ltd.	226,947
31,743	Sekisui Chemical Co. Ltd.	498,696
69,189	Sekisui House Ltd.	1,018,937
76,420	Seven & i Holdings Co. Ltd.	3,313,305
10,168	Sharp Corp.	155,959
25,699	Shikoku Electric Power Co., Inc.	323,358
2,554	Shimano, Inc.	349,420
64,015	Shimizu Corp.	519,585
17,851	Shin-Etsu Chemical Co. Ltd.	1,497,773
18,494	Shinsei Bank Ltd.	282,027
10,156	Shionogi & Co. Ltd.	650,819
10,259	Shiseido Co. Ltd.	648,784
48,355	Shizuoka Bank Ltd. (The)	424,614
8,793	Showa Denko K.K.	384,117
38,406	Showa Shell Sekiyu K.K.	740,521
1,667	SMC Corp.	533,978
65,882	SoftBank Group Corp.	5,282,002
263,473	Sojitz Corp.	887,154
46,620	Sompo Holdings, Inc.	1,933,291
83,487	Sony Corp.	4,542,202
19,267	Sony Financial Holdings, Inc.	448,149
7,747	Stanley Electric Co. Ltd.	229,620
58,108	Subaru Corp.	1,571,962
207,682	Sumitomo Chemical Co. Ltd.	1,041,584
143,940	Sumitomo Corp.	2,185,470
101,822	Sumitomo Electric Industries Ltd.	1,391,250
20,560	Sumitomo Forestry Co. Ltd.	305,881
10,824	Sumitomo Heavy Industries Ltd.	341,922
16,070	Sumitomo Metal Mining Co. Ltd.	506,927
183,574	Sumitomo Mitsui Financial Group, Inc.	7,179,971
48,529	Sumitomo Mitsui Trust Holdings, Inc.	1,932,474
25,234	Sumitomo Realty & Development Co. Ltd.	868,226
24,348	Sumitomo Rubber Industries Ltd.	350,587
8,181	Suntory Beverage & Food Ltd.	333,822
8,242	Suzuken Co. Ltd.	417,742
28,393	Suzuki Motor Corp.	1,421,474

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

71

Invesco FTSE RAFI Developed Markets ex-U.S. ETF (PXF) (continued)

October 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Japan (continued)
72,721	T&D Holdings, Inc.	$1,172,119
15,380	Taiheiyo Cement Corp.	454,497
16,405	Taisei Corp.	702,833
20,751	Takashimaya Co. Ltd.	327,294
52,368	Takeda Pharmaceutical Co. Ltd.(c)	2,120,613
10,594	TDK Corp.	915,258
23,179	Teijin Ltd.	402,559
9,414	Terumo Corp.	508,008
16,880	Tobu Railway Co. Ltd.	468,910
8,282	Toho Gas Co. Ltd.	286,206
39,957	Tohoku Electric Power Co., Inc.	505,592
74,812	Tokio Marine Holdings, Inc.	3,543,883
305,201	Tokyo Electric Power Co. Holdings, Inc.(a)	1,563,122
4,016	Tokyo Electron Ltd.	558,158
47,356	Tokyo Gas Co. Ltd.	1,166,958
16,636	Tokyo Tatemono Co. Ltd.	179,398
42,795	Tokyu Corp.	706,456
59,989	Tokyu Fudosan Holdings Corp.	338,071
41,850	Toppan Printing Co. Ltd.	592,957
129,786	Toray Industries, Inc.	922,205
43,701	Toshiba Corp.(a)	1,308,842
23,934	Tosoh Corp.	316,632
6,819	TOTO Ltd.	244,712
26,354	Toyo Seikan Group Holdings Ltd.	539,667
6,493	Toyo Suisan Kaisha Ltd.	223,807
11,856	Toyoda Gosei Co. Ltd.	255,809
16,088	Toyota Industries Corp.	791,178
264,089	Toyota Motor Corp.	15,479,586
26,731	Toyota Tsusho Corp.	967,579
13,425	Ube Industries Ltd.	293,588
11,585	Unicharm Corp.	315,353
19,571	West Japan Railway Co.	1,313,982
58,326	Yahoo! Japan Corp.	183,472
99,926	Yamada Denki Co. Ltd.(c)	471,053
23,698	Yamaguchi Financial Group, Inc.	250,514
7,155	Yamaha Corp.	315,415
21,555	Yamaha Motor Co. Ltd.	512,064
29,769	Yamato Holdings Co. Ltd.	815,083
14,828	Yamazaki Baking Co. Ltd.	267,510
13,540	Yokogawa Electric Corp.	266,469
12,552	Yokohama Rubber Co. Ltd. (The)	243,799

		280,384,690

	Jersey Island—0.0%
3,740	Randgold Resources Ltd.	293,895

	Luxembourg—0.3%
75,833	Arcelormittal	1,893,733
4,362	RTL Group SA	280,232
56,684	SES SA FDR, Class A	1,218,684
36,177	Tenaris SA	538,408

		3,931,057

	Macau—0.1%
143,309	Sands China Ltd.	564,871
327,441	SJM Holdings Ltd.	264,395
76,025	Wynn Macau Ltd.	156,911

		986,177

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Mongolia—0.0%
95,897	Turquoise Hill Resources Ltd.(a)	$162,110

	Netherlands—4.9%
38,610	ABN AMRO Group NV CVA(d)	949,311
430,956	Aegon NV	2,650,462
15,457	Akzo Nobel NV	1,300,906
35,118	Altice Europe NV, Class A(a)	83,838
5,260	Altice Europe NV, Class B(a)	12,575
5,307	ASML Holding NV	907,496
16,989	ASR Nederland NV	773,055
9,477	Boskalis Westminster NV	273,387
5,071	Gemalto NV(a)	289,353
7,684	Heineken Holding NV	666,036
11,550	Heineken NV	1,041,703
375,899	ING Groep NV	4,463,560
139,037	Koninklijke Ahold Delhaize NV	3,186,949
56,426	Koninklijke BAM Groep NV	194,422
10,685	Koninklijke DSM NV	936,811
371,301	Koninklijke KPN NV	982,761
70,708	Koninklijke Philips NV	2,637,408
43,919	NN Group NV	1,890,971
10,180	Randstad NV	513,860
637,634	Royal Dutch Shell PLC, Class A	20,372,487
527,885	Royal Dutch Shell PLC, Class B	17,301,048
16,706	SBM Offshore NV	289,231
11,502	Signify NV(d)	284,105
13,500	Wolters Kluwer NV	767,256

		62,768,991

	New Zealand—0.1%
109,789	Fletcher Building Ltd.(a)	433,021
206,132	Spark New Zealand Ltd.	531,686

		964,707

	Norway—0.8%
92,549	DNB ASA	1,679,766
155,212	Equinor ASA	4,049,756
17,838	Gjensidige Forsikring ASA	277,175
32,497	Marine Harvest ASA	788,748
109,545	Norsk Hydro ASA	570,341
53,322	Orkla ASA	461,471
48,107	Storebrand ASA	401,571
61,992	Telenor ASA	1,140,645
23,096	Yara International ASA	996,665

		10,366,138

	Portugal—0.2%
784,599	Banco Comercial Portugues SA, Class R(a)	211,757
371,612	EDP-Energias de Portugal SA	1,306,954
46,953	Galp Energia SGPS SA	819,015
15,836	Jeronimo Martins SGPS SA	194,861

		2,532,587

	Singapore—0.8%
159,024	Ascendas Real Estate Investment Trust REIT	289,385
226,694	CapitaLand Ltd.	514,023
169,661	CapitaLand Mall Trust REIT	258,510

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

72

Invesco FTSE RAFI Developed Markets ex-U.S. ETF (PXF) (continued)

October 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Singapore (continued)
30,947	City Developments Ltd.	$176,770
237,589	ComfortDelGro Corp. Ltd.	386,031
110,808	DBS Group Holdings Ltd.	1,877,206
267,354	Genting Singapore Ltd.	169,896
185,143	Keppel Corp. Ltd.	828,919
166,187	Oversea-Chinese Banking Corp. Ltd.	1,288,885
122,382	Sembcorp Industries Ltd.	249,218
45,614	Singapore Airlines Ltd.	312,262
197,069	Singapore Press Holdings Ltd.	377,118
124,826	Singapore Technologies Engineering Ltd.	319,997
677,217	Singapore Telecommunications Ltd.	1,545,354
71,342	United Overseas Bank Ltd.	1,256,007
181,852	Wilmar International Ltd.	414,971

		10,264,552

	South Africa—0.2%
74,749	Anglo American PLC	1,599,992
60,419	Investec PLC	373,650

		1,973,642

	South Korea—3.8%
38,651	BNK Financial Group, Inc.	257,436
1,114	CJ CheilJedang Corp.	316,735
170	CJ CheilJedang Corp. (Preference Shares)	17,678
2,789	CJ Corp.	266,773
5,016	Daelim Industrial Co. Ltd.	334,532
5,714	DB Insurance Co. Ltd.	360,024
2,531	Doosan Corp.	265,416
27,203	Doosan Heavy Industries & Construction Co. Ltd.(a)	261,395
29,526	Doosan Infracore Co. Ltd.(a)	199,509
2,045	E-MART, Inc.	366,989
7,530	GS Holdings Corp.	320,482
31,777	Hana Financial Group, Inc.	1,068,017
7,627	Hankook Tire Co. Ltd.	277,090
8,253	Hanwha Chemical Corp.	116,964
8,072	Hanwha Corp.	199,046
3,743	Hanwha Corp. (Preference Shares)	43,850
52,018	Hanwha Life Insurance Co. Ltd.	204,730
509	Hyosung Advanced Materials Corp.(a)	46,677
379	Hyosung Chemical Corp.(a)	43,236
1,505	Hyosung Corp.	67,752
1,054	Hyosung Heavy Industries Corp.(a)	39,171
493	Hyosung TNC Co. Ltd.(a)	75,493
14,372	Hyundai Engineering & Construction Co. Ltd.	576,999
2,580	Hyundai Glovis Co. Ltd.	258,102
6,843	Hyundai Heavy Industries Co. Ltd.(a)	747,623
8,216	Hyundai Marine & Fire Insurance Co. Ltd.	301,372
8,332	Hyundai Mobis Co. Ltd.	1,389,215
18,455	Hyundai Motor Co.	1,724,766
4,951	Hyundai Motor Co. (2nd Preference Shares)	307,604
3,001	Hyundai Motor Co. (Preference Shares)	175,391
15,904	Hyundai Steel Co.	582,679
41,188	Industrial Bank of Korea	536,740
35,454	KB Financial Group, Inc.	1,474,722

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	South Korea (continued)
38,153	Kia Motors Corp.	$950,853
56,019	Korea Electric Power Corp.	1,332,206
8,762	Korea Gas Corp.(a)	400,597
613	Korea Zinc Co. Ltd.	203,876
13,768	Korean Air Lines Co. Ltd.	331,650
7,853	KT&G Corp.	699,469
45,415	Kumho Tire Co., Inc.(a)	200,064
3,017	LG Chem Ltd.	918,695
512	LG Chem Ltd. (Preference Shares)	89,635
6,419	LG Corp.	373,463
44,009	LG Display Co. Ltd.	637,224
15,828	LG Electronics, Inc.	879,218
2,525	LG Electronics, Inc. (Preference Shares)	57,056
29,758	LG Uplus Corp.	421,738
1,036	Lotte Chemical Corp.	238,647
2,167	Lotte Shopping Co. Ltd.	367,965
3,572	LS Corp.	158,296
2,020	NAVER Corp.	202,966
10,265	POSCO	2,324,049
12,633	POSCO Daewoo Corp.	197,330
2,995	Samsung C&T Corp.	285,163
4,242	Samsung Electro-Mechanics Co. Ltd.	439,258
333,530	Samsung Electronics Co. Ltd.	12,409,874
59,088	Samsung Electronics Co. Ltd. (Preference Shares)	1,853,711
3,361	Samsung Fire & Marine Insurance Co. Ltd.	821,411
236	Samsung Fire & Marine Insurance Co. Ltd. (Preference Shares)	36,864
56,450	Samsung Heavy Industries Co. Ltd.(a)	344,778
6,612	Samsung Life Insurance Co. Ltd.	533,811
2,750	Samsung SDI Co. Ltd.	568,316
42,085	Shinhan Financial Group Co. Ltd.	1,571,424
2,546	SK Holdings Co. Ltd.	584,247
26,489	SK Hynix, Inc.	1,585,319
8,830	SK Innovation Co. Ltd.	1,654,342
45,551	SK Networks Co. Ltd.	170,084
2,785	SK Telecom Co. Ltd.	654,978
3,922	S-Oil Corp.	426,772
52,165	Woori Bank	720,985

		48,870,542

	Spain—3.6%
4,345	Acciona SA	367,165
54,021	ACS Actividades de Construccion y Servicios SA	2,026,612
2,461	Aena SME SA(d)	393,588
11,498	Amadeus IT Group SA	927,319
685,623	Banco Bilbao Vizcaya Argentaria SA	3,794,887
642,563	Banco de Sabadell SA	848,185
2,571,110	Banco Santander SA	12,220,852
126,359	Bankia SA	397,872
39,336	Bankinter SA	322,862
337,357	CaixaBank SA	1,368,809
111,917	Distribuidora Internacional de Alimentacion SA	84,530
21,774	Enagas SA	578,289
78,126	Endesa SA	1,635,861

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

73

Invesco FTSE RAFI Developed Markets ex-U.S. ETF (PXF) (continued)

October 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Spain (continued)
45,739	Ferrovial SA	$917,294
11,820	Grifols SA	337,361
8,984	Grifols SA (Preference Shares), Class B	184,653
586,323	Iberdrola SA	4,156,067
38,859	Industria de Diseno Textil SA	1,097,647
186,520	Mapfre SA	558,773
48,660	Naturgy Energy Group SA	1,197,515
33,116	Red Electrica Corp. SA	686,654
232,563	Repsol SA	4,169,973
922,074	Telefonica SA	7,561,940

		45,834,708

	Sweden—2.0%
17,343	Alfa Laval AB	443,456
37,894	Assa Abloy AB, Class B	756,661
25,617	Atlas Copco AB, Class A	635,121
15,407	Atlas Copco AB, Class B	353,580
15,552	Boliden AB	355,887
17,953	Castellum AB	310,063
20,320	Electrolux AB, Series B	422,865
25,617	Epiroc AB, Class A(a)	225,235
15,407	Epiroc AB, Class B(a)	127,154
31,938	Essity AB, Class B	729,985
22,694	Getinge AB, Class B	223,223
118,230	Hennes & Mauritz AB, Class B(c)	2,092,248
7,370	Hexagon AB, Class B	361,739
23,499	Husqvarna AB, Class B	177,714
7,243	ICA Gruppen AB	256,683
15,551	Industrivarden AB, Class A	332,469
12,318	Industrivarden AB, Class C	256,341
603	NCC AB, Class A	9,039
13,874	NCC AB, Class B	207,206
64,465	Sandvik AB	1,022,022
32,379	Securitas AB, Class B	556,023
143,194	Skandinaviska Enskilda Banken AB, Class A	1,484,629
2,004	Skandinaviska Enskilda Banken AB, Class C	20,611
49,221	Skanska AB, Class B	775,768
36,807	SKF AB, Class B	591,992
22,759	SSAB AB, Class A	91,014
48,555	SSAB AB, Class B	157,729
27,065	Svenska Cellulosa AB SCA, Class B	256,504
135,982	Svenska Handelsbanken AB, Class A	1,480,973
3,214	Svenska Handelsbanken AB, Class B	35,658
104,254	Swedbank AB, Class A	2,350,925
10,309	Swedish Match AB	525,957
38,181	Tele2 AB, Class B	434,459
5,715	Telefonaktiebolaget LM Ericsson, Class A	50,774
455,195	Telefonaktiebolaget LM Ericsson, Class B	3,973,375
386,882	Telia Co. AB	1,746,529
14,448	Trelleborg AB, Class B	261,306
117,624	Volvo AB, Class B	1,760,557

		25,853,474

	Switzerland—6.4%
146,382	ABB Ltd.	2,954,125
17,546	Adecco Group AG	860,642
14,999	Aryzta AG(a)(c)	139,925

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Switzerland (continued)
5,117	Baloise Holding AG	$733,544
3	Chocoladefabriken Lindt & Spruengli AG	239,785
35	Chocoladefabriken Lindt & Spruengli AG-PC	241,823
24,365	Cie Financiere Richemont SA	1,785,168
13,230	Clariant AG(a)	285,539
10,550	Coca-Cola HBC AG(a)	311,394
222,829	Credit Suisse Group AG(a)	2,928,521
1,971	Dufry AG(a)	222,494
1,156	Geberit AG	453,137
180	Georg Fischer AG	167,760
411	Givaudan SA	998,592
1,528,401	Glencore PLC	6,226,865
756	Helvetia Holding AG	463,716
8,961	Julius Baer Group Ltd.(a)	410,145
3,257	Kuehne + Nagel International AG	453,629
44,256	LafargeHolcim Ltd.(a)	2,052,433
1,762	Lonza Group AG(a)	554,752
184,555	Nestle SA	15,617,180
133,768	Novartis AG	11,734,455
2,684	PSP Swiss Property AG	259,488
41,070	Roche Holding AG	10,007,215
1,515	Roche Holding AG-BR	369,299
691	Schindler Holding AG	143,709
1,467	Schindler Holding AG-PC	309,763
251	SGS SA	596,871
3,636	Sika AG	467,016
1,793	Sonova Holding AG	293,308
24,944	STMicroelectronics NV	379,287
2,883	Swatch Group AG (The)	192,745
1,866	Swatch Group AG (The)-BR	632,203
4,030	Swiss Life Holding AG(a)	1,523,219
5,679	Swiss Prime Site AG(a)	461,818
48,688	Swiss RE AG	4,402,685
1,935	Swisscom AG	887,572
264,007	UBS Group AG(a)	3,698,040
2,078	Vifor Pharma AG	300,679
20,998	Zurich Insurance Group AG	6,537,999

		81,298,540

	United Kingdom—14.3%
58,491	3i Group PLC	656,339
15,476	Admiral Group PLC	398,060
34,765	Aggreko PLC	381,310
19,667	Ashtead Group PLC	486,381
20,813	Associated British Foods PLC	634,528
92,603	AstraZeneca PLC	7,087,574
557,020	Aviva PLC	3,049,772
32,496	Babcock International Group PLC	253,781
289,621	BAE Systems PLC	1,945,792
112,979	Balfour Beatty PLC	379,808
2,617,988	Barclays PLC	5,770,354
86,955	Barratt Developments PLC	571,089
57,694	BBA Aviation PLC	177,072
39,140	Beazley PLC	263,809
8,163	Bellway PLC	299,453
11,253	Berkeley Group Holdings PLC (The)	503,392
2,903,612	BP PLC	21,047,334

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

74

Invesco FTSE RAFI Developed Markets ex-U.S. ETF (PXF) (continued)

October 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	United Kingdom (continued)
106,725	British American Tobacco PLC	$4,627,642
86,979	British Land Co. PLC (The) REIT	657,933
1,175,066	BT Group PLC	3,611,714
22,293	Bunzl PLC	658,285
25,497	Burberry Group PLC	590,002
262,131	Capita PLC(a)	430,897
1,334,556	Centrica PLC	2,510,096
12,175	Close Brothers Group PLC	228,993
91,715	CNH Industrial NV, Class A	954,587
171,432	Cobham PLC(a)	235,804
90,793	Compass Group PLC	1,786,565
5,694	Croda International PLC	350,679
76,311	CYBG PLC	262,097
7,809	DCC PLC	670,019
6,578	Derwent London PLC REIT	246,184
107,775	Diageo PLC	3,729,861
203,115	Direct Line Insurance Group PLC	855,152
193,683	Dixons Carphone PLC	419,352
76,201	DS Smith PLC	382,550
19,358	easyJet PLC	296,816
40,125	Experian PLC	924,136
202,080	Fiat Chrysler Automobiles NV(a)	3,079,601
182,288	G4S PLC	500,775
490,441	GlaxoSmithKline PLC	9,470,097
51,752	Greene King PLC	319,125
76,715	Hammerson PLC REIT	429,829
98,394	Hays PLC	206,563
22,103	Hiscox Ltd.	459,781
2,136,275	HSBC Holdings PLC	17,603,348
23,336	IG Group Holdings PLC	180,247
19,111	IMI PLC	242,848
95,269	Imperial Brands PLC	3,229,495
57,014	Inchcape PLC	394,116
71,528	Informa PLC	652,194
63,768	Inmarsat PLC	371,628
11,041	InterContinental Hotels Group PLC	579,824
22,715	Intermediate Capital Group PLC	276,309
95,692	International Consolidated Airlines Group SA	737,780
4,619	Intertek Group PLC	276,682
133,555	Intu Properties PLC REIT	334,644
360,246	ITV PLC	685,623
435,417	J Sainsbury PLC	1,731,373
46,272	John Wood Group PLC	422,264
22,574	Johnson Matthey PLC	857,530
287,086	Kingfisher PLC	934,301
79,979	Land Securities Group PLC REIT	871,912
847,048	Legal & General Group PLC	2,722,023
6,889,725	Lloyds Banking Group PLC	5,037,273
8,200	London Stock Exchange Group PLC	452,106
116,213	Man Group PLC	230,829
325,114	Marks & Spencer Group PLC	1,229,626
70,575	Meggitt PLC	477,759
8,922	Micro Focus International PLC	138,910
24,293	Mondi PLC	572,540
515,835	National Grid PLC	5,465,323

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	United Kingdom (continued)
30,422	NEX Group PLC	$441,582
12,096	Next PLC	804,312
104,600	Pearson PLC	1,201,002
46,457	Pennon Group PLC	442,947
17,112	Persimmon PLC	501,580
67,794	Petrofac Ltd.	500,859
41,910	Phoenix Group Holdings	322,642
55,799	Provident Financial PLC(a)	363,901
206,573	Prudential PLC	4,145,312
186,860	Quilter PLC(d)	276,532
30,434	Reckitt Benckiser Group PLC	2,462,716
75,129	RELX PLC	1,487,939
70,816	Rentokil Initial PLC	286,114
6,005,024	Rolls-Royce Holdings C Shares(a)	7,673
130,544	Rolls-Royce Holdings PLC	1,399,473
325,313	Royal Bank of Scotland Group PLC	982,640
132,758	Royal Mail PLC	608,977
22,880	RPC Group PLC	222,945
92,554	RSA Insurance Group PLC	667,464
48,387	Sage Group PLC (The)	336,583
5,822	Schroders PLC	199,367
50,038	Segro PLC REIT	392,951
26,001	Severn Trent PLC	618,940
41,936	Smith & Nephew PLC	682,388
29,137	Smiths Group PLC	520,286
187,783	SSE PLC	2,738,911
35,722	St. James’s Place PLC	462,600
385,332	Standard Chartered PLC	2,705,506
267,365	Standard Life Aberdeen PLC	924,097
33,056	Subsea 7 SA	418,659
57,467	Tate & Lyle PLC	494,320
239,215	Taylor Wimpey PLC	493,636
42,229	TechnipFMC PLC	1,127,288
1,400,638	Tesco PLC	3,817,354
199,345	Thomas Cook Group PLC	114,926
30,247	Travis Perkins PLC	427,834
80,361	Unilever NV CVA	4,327,293
60,026	Unilever PLC	3,180,291
87,527	United Utilities Group PLC	812,612
4,062,549	Vodafone Group PLC	7,673,218
13,798	Weir Group PLC (The)	279,618
11,308	Whitbread PLC	635,747
82,074	William Hill PLC	220,437
428,105	WM Morrison Supermarkets PLC	1,357,134
110,349	WPP PLC	1,252,912

		182,851,008

	United States—0.5%
55,562	Bausch Health Cos., Inc.(a)	1,274,340
9,394	Carnival PLC	511,696
20,565	Ferguson PLC	1,388,210
5,709	OneMarket Ltd.(a)	3,318
7,860	Qiagen NV(a)	285,608
42,962	Shire PLC	2,569,345
6,600	Waste Connections, Inc.	505,786

		6,538,303

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

75

Invesco FTSE RAFI Developed Markets ex-U.S. ETF (PXF) (continued)

October 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Zambia—0.0%
45,695	First Quantum Minerals Ltd.	$457,211

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $1,274,001,526)-99.5%	1,269,576,671

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—0.5%
5,872,105	Invesco Government & Agency Portfolio—Institutional Class, 2.08%(e)(f) (Cost $5,872,105)	5,872,105

	Total Investments in Securities (Cost $1,279,873,631)—100.0%	1,275,448,776
	Other assets less liabilities—(0.0)%	(27,226)

	Net Assets—100.0%	$1,275,421,550

Investment Abbreviations:

BR—Bearer Shares

CVA—Dutch Certificates

FDR—Fiduciary Depositary Receipt

PC—Participation Certificate

REIT—Real Estate Investment Trust

RSP—Registered Savings Plan Shares

Rts.—Rights

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Security valued using significant unobservable inputs (Level 3). See Note 5.
(c)	All or a portion of this security was out on loan at October 31, 2018.
(d)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2018 was $5,897,998, which represented less than 1% of the Fund’s Net Assets.

(e)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2018.

(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

76

Schedule of Investments

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN)

October 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests—99.5%
	Australia—5.6%
55,605	Abacus Property Group REIT	$129,265
60,479	Adelaide Brighton Ltd.	243,042
71,232	ALS Ltd.	411,963
105,823	Alumina Ltd.	191,255
18,674	Ansell Ltd.	306,792
121,632	Ardent Leisure Group	137,931
22,298	Aristocrat Leisure Ltd.	418,798
55,048	Ausdrill Ltd.	66,911
343,238	AusNet Services	415,992
118,875	Australian Agricultural Co. Ltd.(a)	111,213
171,973	Australian Pharmaceutical Industries Ltd.	186,485
85,272	Automotive Holdings Group Ltd.	109,088
22,534	Bapcor Ltd.	109,082
130,180	Beach Energy Ltd.	162,386
19,361	Bega Cheese Ltd.	81,921
11,228	Breville Group Ltd.	97,802
9,459	Brickworks Ltd.	112,964
65,640	BWP Trust REIT	160,967
15,451	carsales.com Ltd.	133,601
36,925	Charter Hall Group REIT	180,577
65,321	Charter Hall Retail REIT	196,759
166,017	Cleanaway Waste Management Ltd.	211,796
2,564	Cochlear Ltd.	322,705
276,330	Cromwell Property Group REIT	201,724
93,001	CSR Ltd.	232,678
2,804	Domino’s Pizza Enterprises Ltd.	107,336
49,043	DuluxGroup Ltd.	257,218
32,804	Eclipx Group Ltd.	56,265
21,841	Elders Ltd.	112,848
56,993	Evolution Mining Ltd.	120,373
404,050	Fairfax Media Ltd.	183,277
91,150	FlexiGroup Ltd.	99,165
8,113	Flight Centre Travel Group Ltd.	266,804
70,845	G8 Education Ltd.	102,933
121,603	Genworth Mortgage Insurance Australia Ltd.	193,919
84,611	GrainCorp Ltd., Class A	494,137
15,059	GUD Holdings Ltd.	131,706
48,536	GWA Group Ltd.	94,600
96,158	Harvey Norman Holdings Ltd.	217,405
287,447	Healthscope Ltd.	429,866
43,349	Iluka Resources Ltd.	247,632
28,237	Independence Group NL	80,852
35,595	Inghams Group Ltd.	98,389
81,275	Investa Office Fund REIT	319,700
12,535	InvoCare Ltd.	107,765
47,104	IOOF Holdings Ltd.	227,352
14,988	IRESS Ltd.	115,257
18,449	JB Hi-Fi Ltd.	300,742
20,263	Link Administration Holdings Ltd.	107,710
5,541	Magellan Financial Group Ltd.	104,620
8,267	McMillan Shakespeare Ltd.	96,677
17,583	Mineral Resources Ltd.	177,583
22,682	Monadelphous Group Ltd.	231,332
416,981	Myer Holdings Ltd.(a)(b)	134,469
37,451	Myob Group Ltd.	89,451
47,324	Navitas Ltd.	170,052
42,519	nib Holdings Ltd.	166,950

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Australia (continued)
124,860	Nine Entertainment Co. Holdings Ltd.	$149,556
28,811	Northern Star Resources Ltd.	179,286
77,340	NRW Holdings Ltd.	101,133
33,359	Nufarm Ltd.	134,766
93,195	OceanaGold Corp.	268,958
149,641	Orora Ltd.	356,355
58,520	OZ Minerals Ltd.	374,529
32,776	Pact Group Holdings Ltd.	81,073
19,405	Pendal Group Ltd.	111,814
5,294	Perpetual Ltd.	130,011
316,154	Perseus Mining Ltd.(a)	80,667
15,199	Platinum Asset Management Ltd.	52,784
13,200	Premier Investments Ltd.	153,617
141,792	Primary Health Care Ltd.	266,312
124,207	Qube Holdings Ltd.	215,678
34,556	RCR Tomlinson Ltd.	22,165
1,550	REA Group Ltd.	78,679
41,285	Regis Resources Ltd.	123,480
108,819	Resolute Mining Ltd.	80,210
55,252	Retail Food Group Ltd.(a)	14,489
19,854	Sandfire Resources NL	93,576
23,226	SEEK Ltd.	294,001
14,425	Seven Group Holdings Ltd.	181,471
241,850	Seven West Media Ltd.(a)	133,701
107,856	Shopping Centres Australasia Property Group REIT	196,458
280,958	Sigma Healthcare Ltd.	103,547
209,502	Southern Cross Media Group Ltd.	169,272
38,419	Super Retail Group Ltd.	196,597
84,232	Sydney Airport	384,464
33,993	Tassal Group Ltd.	99,502
34,952	TPG Telecom Ltd.	177,617
112,977	Virgin Australia Holdings Ltd.(a)(c)	0
109,455	Vocus Group Ltd.(a)	266,086
12,640	Washington H Soul Pattinson & Co. Ltd.	258,724
85,665	Whitehaven Coal Ltd.	294,468

		16,403,128

	Austria—0.9%
3,360	Agrana Beteiligungs AG	67,004
1,161	ams AG(a)	45,221
8,241	CA Immobilien Anlagen AG	268,359
6,183	EVN AG	108,167
18,669	IMMOFINANZ AG(a)	445,480
2,149	Lenzing AG	195,159
4,019	Oesterreichische Post AG	163,388
1,021	Schoeller-Bleckmann Oilfield Equipment AG	91,622
15,772	Telekom Austria AG, Class A(a)	117,230
22,880	UNIQA Insurance Group AG	213,875
5,483	Verbund AG	221,165
8,399	Vienna Insurance Group AG Wiener Versicherung Gruppe	223,637
18,976	Wienerberger AG	436,895
10,073	Zumtobel Group AG(a)	91,534

		2,688,736

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

77

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN) (continued)

October 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Belgium—1.3%
2,736	Ackermans & van Haaren NV	$431,213
1,154	Aedifica SA REIT	96,627
29,900	AGFA-Gevaert NV(a)	133,616
1,326	Barco NV	151,144
3,349	Befimmo SA REIT	183,847
7,925	Bekaert SA NV	171,148
1,053	Cie d’Entreprises CFE	111,794
3,384	Cofinimmo SA REIT	405,279
4,533	D’Ieteren SA/NV	179,456
16,101	Econocom Group SA/NV	50,424
2,536	Elia System Operator SA/NV	158,612
36,234	Euronav NV	337,677
1,970	Gimv NV	105,244
847	Melexis NV	55,758
24,483	Nyrstar NV(a)(b)	44,218
8,472	Ontex Group NV	162,610
6,916	Orange Belgium SA	124,282
1,773	Sofina SA	339,504
6,172	Telenet Group Holding NV	299,868
3,553	Tessenderlo Group SA(a)	125,200
1,249	Warehouses De Pauw CVA REIT	162,179

		3,829,700

	Cambodia—0.1%
133,322	NagaCorp Ltd.	121,768

	Canada—8.2%
50,908	Advantage Oil & Gas Ltd.(a)	114,356
17,780	Aecon Group, Inc.	256,292
21,558	Air Canada(a)	410,066
36,139	Alamos Gold, Inc., Class A	144,749
36,624	Algonquin Power & Utilities Corp.	366,449
12,933	Allied Properties Real Estate Investment Trust REIT	416,574
36,195	Artis Real Estate Investment Trust REIT	308,688
9,130	ATS Automation Tooling Systems, Inc.(a)	134,595
68,269	B2Gold Corp.(a)	168,951
77,307	Birchcliff Energy Ltd.	244,298
10,141	Boardwalk Real Estate Investment Trust REIT	378,458
27,060	CAE, Inc.	478,457
12,630	Canadian Western Bank	294,484
11,608	Canfor Corp.(a)	167,148
20,174	Cascades, Inc.	157,306
7,882	CCL Industries, Inc., Class B	332,385
50,643	Centerra Gold, Inc.(a)	198,214
37,328	Ces Energy Solutions Corp.	99,200
23,113	Chartwell Retirement Residences	248,686
12,797	Cineplex, Inc.	353,629
1,999	Cogeco Communications, Inc.	98,257
2,334	Colliers International Group, Inc.	158,888
595	Constellation Software, Inc.	410,490
38,804	Corus Entertainment, Inc., Class B	146,558
26,250	Detour Gold Corp.(a)	194,089
7,520	Dollarama, Inc.	208,493
3,948	Dorel Industries, Inc., Class B	64,695
21,488	Dream Global Real Estate Investment Trust, Class Trust Unit REIT	219,584

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Canada (continued)
27,083	Dream Office Real Estate Investment Trust REIT	$480,513
76,111	ECN Capital Corp.	202,267
371,994	Eldorado Gold Corp.(a)	249,271
75,180	Element Fleet Management Corp.	443,666
8,132	Emera, Inc.(b)	251,530
11,404	Enbridge Income Fund Holdings, Inc.	264,595
19,327	Enerflex Ltd.	233,705
45,652	Ensign Energy Services, Inc.	178,332
61,924	Entertainment One Ltd.	323,615
27,472	First Capital Realty, Inc.	410,851
18,563	First Majestic Silver Corp.(a)	103,328
1,947	FirstService Corp.	143,188
8,342	Genworth MI Canada, Inc.	274,478
6,723	Granite Real Estate Investment Trust REIT	278,288
4,335	Great Canadian Gaming Corp.(a)	139,961
23,606	Home Capital Group, Inc.(a)	234,577
28,318	HudBay Minerals, Inc.	111,482
52,570	Hudson’s Bay Co.(b)	339,058
56,025	IAMGOLD Corp.(a)	192,829
14,006	Innergex Renewable Energy, Inc.	130,221
36,327	Ivanhoe Mines Ltd., Class A(a)	68,602
52,598	Just Energy Group, Inc.(b)	171,021
10,062	Kirkland Lake Gold Ltd.	197,907
8,097	Laurentian Bank of Canada	256,243
8,121	Linamar Corp.	337,084
9,309	Maple Leaf Foods, Inc.	212,230
26,356	Martinrea International, Inc.	228,589
117,079	MEG Energy Corp.(a)	938,772
17,579	Mullen Group Ltd.	183,386
98,888	Nevsun Resources Ltd.	440,506
136,771	New Gold, Inc.(a)	109,354
4,695	NFI Group, Inc.	158,770
6,105	Norbord, Inc.	156,059
10,414	North West Co., Inc. (The)	227,589
16,492	Northland Power, Inc.	254,303
10,615	Northview Apartment Real Estate Investment Trust REIT	204,581
16,629	NuVista Energy Ltd.(a)	67,111
256,224	Obsidian Energy Ltd.(a)	187,303
8,690	Osisko Gold Royalties Ltd.	66,701
15,111	Pan American Silver Corp.	223,112
10,834	Pason Systems, Inc.	163,923
58,022	Peyto Exploration & Development Corp.	474,515
11,246	PrairieSky Royalty Ltd.(b)	171,270
126,611	Precision Drilling Corp.(a)	306,585
1,830	Premium Brands Holdings Corp., Class Common Subscription Receipt	123,366
24,055	Quebecor, Inc., Class B	472,949
7,058	Restaurant Brands International, Inc.	387,606
8,069	Ritchie Bros Auctioneers, Inc.	272,070
15,898	Russel Metals, Inc.	294,656
30,404	Secure Energy Services, Inc.	198,642
45,227	SEMAFO, Inc.(a)	99,184
32,247	Seven Generations Energy Ltd., Class A(a)	346,473
12,553	ShawCor Ltd.	228,262

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

78

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN) (continued)

October 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Canada (continued)
15,029	SSR Mining, Inc.(a)	$147,629
13,068	Stantec, Inc.	340,917
9,888	Stars Group, Inc. (The)(a)	206,155
3,363	Stella-Jones, Inc.	107,964
26,468	Superior Plus Corp., Class Common Subscription Receipt	238,429
19,405	TFI International, Inc.	647,351
7,070	TMX Group Ltd.	445,707
24,752	TORC Oil & Gas Ltd.	101,967
6,575	Toromont Industries Ltd.	310,313
72,675	TransAlta Corp.	384,612
11,422	TransAlta Renewables, Inc.	94,368
16,236	Transcontinental, Inc., Class A	267,911
8,640	Westshore Terminals Investment Corp.	157,898
68,813	Whitecap Resources, Inc.	337,450
3,694	Winpak Ltd.	128,464

		23,905,653

	China—0.8%
23,427	AAC Technologies Holdings, Inc.	178,256
88,614	CapitaLand Retail China Trust REIT	87,667
74,179	China Gold International Resources Corp. Ltd.(a)	101,673
149,540	China Harmony New Energy Auto Holding Ltd.	59,325
461,529	China Travel International Investment Hong Kong Ltd.	123,633
385,613	FIH Mobile Ltd.(a)	35,908
49,311	Minth Group Ltd.	159,770
203,028	MMG Ltd.(a)	76,141
71,974	Nexteer Automotive Group Ltd.	100,992
763,069	Shougang Fushan Resources Group Ltd.	153,793
1,181,005	Shui On Land Ltd.	238,027
106,622	SITC International Holdings Co. Ltd.	78,341
3,994	Sunrise Communications Group AG(a)(d)	352,190
243,896	Tingyi Cayman Islands Holding Corp.	360,894
145,211	Towngas China Co. Ltd.(a)	105,582
152,315	Uni-President China Holdings Ltd.	147,858
229,674	Xinyi Solar Holdings Ltd.	71,779

		2,431,829

	Colombia—0.1%
61,485	Gran Tierra Energy, Inc.(a)	188,681
13,866	Parex Resources, Inc.(a)	202,407

		391,088

	Denmark—1.2%
11,270	Alm. Brand A/S	94,648
3,136	Chr. Hansen Holding A/S	317,091
5,961	D/S Norden A/S(a)	82,471
3,185	DFDS A/S	136,403
611	Genmab A/S(a)	83,734
7,890	GN Store Nord A/S	335,146
2,314	H. Lundbeck A/S	108,097
11,326	Matas A/S	109,395
3,416	Nilfisk Holding A/S(a)	134,364
3,571	NKT A/S(a)	67,247
548	Rockwool International A/S, Class B	187,419

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Denmark (continued)
3,904	Royal Unibrew A/S	$277,354
11,747	Scandinavian Tobacco Group A/S(d)	178,309
1,584	Schouw & Co. AB	129,540
1,807	SimCorp A/S	139,270
10,734	Spar Nord Bank A/S	89,006
10,309	Sydbank A/S	238,441
4,335	Topdanmark A/S	206,720
15,845	Tryg A/S	383,089
5,346	William Demant Holding A/S(a)	176,016

		3,473,760

	Egypt—0.1%
142,825	Centamin PLC	181,582

	Faroe Islands—0.1%
3,571	Bakkafrost P/F	201,133

	Finland—1.5%
15,057	Amer Sports Oyj(a)	560,090
6,291	Cargotec Oyj, Class B	261,598
20,575	Caverion Oyj(a)	128,802
53,369	Citycon Oyj	103,826
9,059	Cramo Oyj	172,645
5,500	DNA OYJ	107,872
9,782	Finnair Oyj	73,539
11,697	Huhtamaki Oyj	328,549
19,272	Kemira Oyj	236,485
6,944	Konecranes Oyj, Class B	249,098
22,711	Metsa Board Oyj, Class B	199,042
14,614	Orion Oyj, Class B	503,375
20,123	Outotec Oyj(a)	77,977
14,206	Ramirent Oyj	103,820
17,985	Sanoma Oyj	202,862
11,897	Tieto Oyj	383,638
8,727	Uponor Oyj	94,679
16,977	Valmet Oyj	387,024
34,380	YIT Oyj	195,940

		4,370,861

	France—3.0%
2,222	Aeroports de Paris	465,511
3,723	Albioma SA	72,471
21,019	ALD SA(d)	313,651
2,634	Alten SA	254,126
17,586	Altran Technologies SA	174,749
5,482	Amundi SA(d)	326,594
2,031	bioMerieux	155,102
2,374	Bonduelle SCA	84,327
6,690	CIE Plastic Omnium SA	186,471
14,581	Coface SA	146,046
175	Dassault Aviation SA	290,486
13,242	Derichebourg SA	63,916
13,204	Elis SA	266,751
954	Eramet	88,042
18,407	Europcar Mobility Group(d)	174,774
3,225	Fnac Darty SA(a)	229,842
1,424	Gaztransport Et Technigaz SA	105,520
1,969	Iliad SA	228,117

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

79

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN) (continued)

October 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	France (continued)
4,553	Ingenico Group SA	$323,146
1,374	Ipsen SA	190,865
5,481	IPSOS	146,189
7,210	JCDecaux SA	237,399
9,523	Korian SA	375,925
2,182	LISI	63,662
3,717	Maisons DU Monde SA(d)	93,244
9,470	Mercialys SA REIT	138,953
9,823	Metropole Television SA	190,433
7,483	Nexans SA	216,713
3,398	Orpea	419,084
10,301	Rallye SA(b)	114,556
1,648	Remy Cointreau SA	195,876
2,220	SEB SA	318,697
4,771	Societe BIC SA	457,329
1,397	Sopra Steria Group	155,121
20,025	SPIE SA	314,701
5,965	Tarkett SA	131,523
128,559	Technicolor SA(a)	164,454
25,575	Television Francaise 1	260,800
4,514	Ubisoft Entertainment SA(a)	406,610
3,159	Vicat SA	170,017
951	Vilmorin & Cie SA	56,678
1,983	Worldline SA(a)(d)	104,478

		8,872,949

	Georgia—0.1%
5,960	Bank of Georgia Group PLC	118,754
5,960	Georgia Capital PLC(a)	89,100

		207,854

	Germany—3.4%
2,630	ADO Properties SA(d)	155,403
14,395	alstria office REIT-AG REIT	207,466
4,926	Axel Springer SE	327,628
3,011	BayWa AG	87,849
2,611	Bechtle AG	232,234
2,210	CANCOM SE	90,346
2,780	CTS Eventim AG & Co. KGaA	104,450
8,088	Deutsche EuroShop AG	251,096
21,341	Deutz AG	159,107
8,898	DIC Asset AG	96,080
1,794	DMG Mori AG	86,898
928	Draegerwerk AG & Co. KGaA	45,318
1,820	Draegerwerk AG & Co. KGaA (Preference Shares)	97,870
5,682	Duerr AG	202,925
7,501	ElringKlinger AG	63,658
1,937	Fielmann AG	120,380
4,094	Fraport AG Frankfurt Airport Services Worldwide	316,824
2,802	FUCHS PETROLUB SE	121,595
5,880	FUCHS PETROLUB SE (Preference Shares)	272,756
3,921	Gerresheimer AG	276,557
10,061	Grand City Properties SA	243,724
956	GRENKE AG	91,855
3,720	Hamburger Hafen und Logistik AG, Class A	78,988

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Germany (continued)
7,954	Hapag-Lloyd AG(d)	$294,521
85,805	Heidelberger Druckmaschinen AG(a)	199,498
5,564	Hella GmbH & Co. KGaA	260,998
1,555	Hornbach Holding AG & Co. KGAA	102,895
2,363	Indus Holding AG	129,184
3,817	Jenoptik AG	115,214
5,193	Jungheinrich AG (Preference Shares)	172,399
35,943	Kloeckner & Co. SE	302,996
1,226	Koenig & Bauer AG	60,010
1,776	Krones AG	159,072
20,111	Nordex SE(a)	187,763
2,923	Norma Group SE	158,044
580	Pfeiffer Vacuum Technology AG	72,289
176	Rational AG	102,101
4,351	RHOEN-KLINIKUM AG	110,035
6,363	Rocket Internet SE(a)(d)	183,989
1,020	Sartorius AG (Preference Shares)	147,931
17,289	Schaeffler AG (Preference Shares)	182,807
6,120	Scout24 AG(d)	254,210
1,170	Siltronic AG	107,485
1,571	Sixt SE	160,202
2,123	Sixt SE (Preference Shares)	146,252
4,599	Software AG	206,299
1,380	Stabilus SA	92,644
1,615	STADA Arzneimittel AG	149,464
1,196	Stroeer Se & Co. KGAA	62,580
19,646	TAG Immobilien AG	449,205
4,389	Takkt AG	74,594
6,105	TLG Immobilien AG	155,223
7,078	United Internet AG	293,362
1,932	Vossloh AG	89,423
2,141	VTG AG	128,328
1,968	Wacker Chemie AG	176,291
3,167	Wacker Neuson SE	70,476
2,218	Wirecard AG	415,667
4,111	Wuestenrot & Wuerttembergische AG	83,284
2,934	Zalando SE(a)(d)	113,693

		9,901,435

	Ghana—0.2%
176,531	Tullow Oil PLC(a)	509,320

	Hong Kong—2.7%
22,311	ASM Pacific Technology Ltd.	192,675
80,671	Bank of East Asia Ltd. (The)	261,378
160,687	Brightoil Petroleum Holdings Ltd.(a)(c)	15,373
195,491	Cathay Pacific Airways Ltd.	248,372
285,891	Champion REIT	192,554
101,857	Chinese Estates Holdings Ltd.	95,628
217,187	Chow Tai Fook Jewellery Group Ltd.	190,330
44,870	CK Infrastructure Holdings Ltd.	327,965
57,566	Dah Sing Banking Group Ltd.	109,413
24,374	Dah Sing Financial Holdings Ltd.	130,740
40,594	Dairy Farm International Holdings Ltd.	366,564
382,012	Esprit Holdings Ltd.(a)	86,739
218,158	First Pacific Co. Ltd.	97,678
183,846	Fortune Real Estate Investment Trust REIT	201,214

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

80

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN) (continued)

October 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Hong Kong (continued)
4,063,439	Global Brands Group Holding Ltd.(a)	$225,476
316,333	Haitong International Securities Group Ltd.	103,300
57,406	Hang Lung Group Ltd.	141,183
85,429	Hkbn Ltd.	128,153
69,714	Hongkong & Shanghai Hotels Ltd. (The)	95,864
115,991	Hopewell Holdings Ltd.	358,061
153,641	Huabao International Holdings Ltd.	71,535
1,102,012	Hutchison Port Holdings Trust	269,993
314,423	Hutchison Telecommunications Hong Kong Holdings Ltd.	115,912
70,510	Hysan Development Co. Ltd.	330,541
53,460	Johnson Electric Holdings Ltd.	119,749
336,164	K Wah International Holdings Ltd.	151,800
74,674	Luk Fook Holdings International Ltd.	246,234
154,558	Man Wah Holdings Ltd.	71,173
284,122	Mapletree North Asia Commercial Trust REIT(d)	231,844
75,176	Melco International Development Ltd.	128,499
760,360	Noble Group Ltd.(a)	45,024
133,729	NWS Holdings Ltd.	264,749
741,338	Pacific Basin Shipping Ltd.	161,707
108,429	Pacific Textiles Holdings Ltd.	109,405
617,914	PCCW Ltd.	338,933
71,085	Road King Infrastructure Ltd.	109,719
240,659	Sa Sa International Holdings Ltd.	92,403
129,755	Shangri-La Asia Ltd.	177,103
318,375	Shun Tak Holdings Ltd.	101,530
332,145	Sun Art Retail Group Ltd.	363,100
39,558	Television Broadcasts Ltd.	83,462
615,880	Truly International Holdings Ltd.(a)	89,561
49,815	Vitasoy International Holdings Ltd.	158,543
18,929	VTech Holdings Ltd.	222,143
220,225	Xinyi Glass Holdings Ltd.	217,995
197,379	Yuexiu Real Estate Investment Trust REIT	119,846

		7,961,163

	India—0.1%
916,784	Golden Agri-Resources Ltd.	168,819
1,833	Rhi Magnesita NV	88,719

		257,538

	Ireland—0.5%
34,584	C&C Group PLC	128,528
14,184	Dalata Hotel Group PLC	87,909
17,029	Glanbia PLC	301,383
68,280	Green REIT PLC REIT	112,797
98,938	Greencore Group PLC	239,183
63,554	Hibernia REIT PLC REIT	100,094
8,479	Kingspan Group PLC	368,914
23,084	UDG Healthcare PLC	186,412

		1,525,220

	Israel—1.4%
7,727	Airport City Ltd.(a)	89,991
13,217	Alony Hetz Properties & Investments Ltd.	125,700
3,731	Azrieli Group Ltd.	181,027
13,262	Cellcom Israel Ltd.(a)	83,729

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Israel (continued)
1,781	Delek Group Ltd.	$299,002
2,165	Elbit Systems Ltd.	258,832
10,563	First International Bank of Israel Ltd.	227,566
21,618	Gazit-Globe Ltd.	180,741
24,081	Harel Insurance Investments & Financial Services Ltd.	176,425
1,190	Israel Corp. Ltd. (The)	348,157
173,342	Israel Discount Bank Ltd., Class A	566,754
23,608	Mizrahi Tefahot Bank Ltd.	397,547
3,332	Nice Ltd.(a)	353,055
349,149	Oil Refineries Ltd.	165,842
22,599	Partner Communications Co. Ltd.(a)	114,507
1,165	Paz Oil Co. Ltd.	174,334
17,820	Phoenix Holdings Ltd. (The)	98,670
13,628	Shufersal Ltd.	86,553
1,172	SodaStream International Ltd.(a)	168,076
6,938	Tower Semiconductor Ltd.(a)	107,513

		4,204,021

	Italy—2.5%
9,425	ACEA SpA	123,983
6,423	Amplifon SpA	113,967
27,228	Anima Holding SpA(d)	114,147
8,706	ASTM SpA	172,823
18,672	Autogrill SpA	183,954
16,189	Azimut Holding SpA	199,663
13,012	Banca Farmafactoring SpA(d)	67,082
6,792	Banca Generali SpA	131,057
2,614	Banca Ifis SpA	46,026
38,510	Banca Mediolanum SpA	223,623
51,164	Banca Popolare di Sondrio SCPA	161,624
208,747	Beni Stabili SpA SIIQ REIT	178,691
178,022	Beni Stabili SpA SIIQ Rts. expiring 11/14/18(a)	0
13,192	Brembo SpA	146,184
8,864	Buzzi Unicem SpA	170,486
5,010	Buzzi Unicem SpA-RSP	56,312
16,473	Cerved Group SpA	131,493
14,455	Credito Emiliano SpA	86,313
2,117	Danieli & C. Officine Meccaniche SpA	39,578
6,123	Danieli & C. Officine Meccaniche SpA RSP	90,328
33,287	Davide Campari-Milano SpA	256,279
6,751	De’Longhi SpA	178,992
1,176	DiaSorin SpA	111,661
32,779	Enav SpA(d)	147,892
12,278	ERG SpA	229,402
3,563	Ferrari NV	417,835
70,604	Fincantieri SpA	103,117
23,923	Finecobank Banca Fineco SpA	250,622
1,197	Industria Macchine Automatiche SpA	71,950
21,052	Infrastrutture Wireless Italiane SpA(d)	146,696
4,612	Interpump Group SpA	133,253
106,839	Iren SpA	231,576
86,394	Italgas SpA	446,568
4,758	MARR SpA	115,261
75,175	Mediaset SpA(a)	226,656
5,334	Moncler SpA	185,541

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

81

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN) (continued)

October 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Italy (continued)
33,300	OVS SpA(a)(d)	$58,897
36,187	Piaggio & C. SpA	77,534
77,787	PRADA SpA	274,855
6,178	Recordati SpA	209,439
85,202	Salini Impregilo SpA	188,056
4,002	Salvatore Ferragamo SpA	94,816
231,423	Saras SpA	451,794
13,205	Societa Iniziative Autostradali e Servizi SpA	186,426
2,324	Tod’s SpA	142,325

		7,374,777

	Ivory Coast—0.0%
5,010	Endeavour Mining Corp.(a)	77,024

	Japan—34.5%
14,976	77 Bank Ltd. (The)	310,123
2,711	ABC-Mart, Inc.	158,545
34,067	Acom Co. Ltd.	125,878
6,695	Adastria Co. Ltd.	109,037
17,958	ADEKA Corp.	266,852
10,434	Advantest Corp.	192,399
3,119	Aeon Delight Co. Ltd.	104,469
21,139	AEON Financial Service Co. Ltd.	415,082
18,178	Aeon Mall Co. Ltd.	336,483
5,911	Aica Kogyo Co. Ltd.	175,987
2,995	Aichi Bank Ltd. (The)	114,514
2,994	Aichi Steel Corp.	105,853
8,876	Aida Engineering Ltd.	73,144
36,922	Aiful Corp.(a)	97,495
2,990	Ain Holdings, Inc.	234,209
11,234	Aisan Industry Co. Ltd.	84,413
42,097	Akebono Brake Industry Co. Ltd.(a)	84,675
5,178	Alconix Corp.	59,234
4,775	Alpen Co. Ltd.	80,306
9,049	Alpine Electronics, Inc.	154,031
7,763	Amano Corp.	165,090
17,026	Anritsu Corp.	258,283
7,756	AOKI Holdings, Inc.	102,401
3,960	Aomori Bank Ltd. (The)	108,075
10,334	Aoyama Trading Co. Ltd.	313,165
3,707	Arata Corp.	168,179
5,890	Arcland Sakamoto Co. Ltd.	77,503
7,269	Arcs Co. Ltd.	176,355
9,228	Asahi Diamond Industrial Co. Ltd.	58,301
6,320	Asahi Holdings, Inc.	135,243
28,942	Asics Corp.	420,583
2,565	ASKUL Corp.	70,685
13,617	Autobacs Seven Co. Ltd.	218,997
10,237	Avex, Inc.	137,787
5,199	Awa Bank Ltd. (The)	141,659
16,876	Azbil Corp.	314,327
6,146	Bank of the Ryukyus Ltd.	70,089
7,767	Belluna Co. Ltd.	77,150
13,141	Benesse Holdings, Inc.	366,208
12,681	Bunka Shutter Co. Ltd.	88,881
6,287	Calbee, Inc.	208,907
8,526	Canon Marketing Japan, Inc.	161,598

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Japan (continued)
6,941	Capcom Co. Ltd.	$144,165
4,755	Cawachi Ltd.	88,270
12,644	Central Glass Co. Ltd.	273,372
4,811	Chiyoda Co. Ltd.	92,848
32,262	Chiyoda Corp.	160,660
5,990	Chubu Shiryo Co. Ltd.	73,034
5,332	Chudenko Corp.	112,163
12,799	Chugoku Marine Paints Ltd.	102,864
61,660	Citizen Watch Co. Ltd.	354,591
5,145	CKD Corp.	59,266
10,699	Coca-Cola Bottlers Japan Holdings, Inc.	280,143
3,553	cocokara fine, Inc.	195,509
5,935	Colowide Co. Ltd.	144,569
14,247	COMSYS Holdings Corp.	397,030
990	Cosmos Pharmaceutical Corp.	202,377
6,160	CyberAgent, Inc.	261,454
4,530	Daifuku Co. Ltd.	195,080
3,386	Daihen Corp.	79,268
4,393	Daiho Corp.	121,060
5,144	Daiichikosho Co. Ltd.	237,019
7,110	Daikyo, Inc.	186,610
8,635	Daikyonishikawa Corp.	82,635
2,229	Dainichiseika Color & Chemicals Manufacturing Co. Ltd.	65,968
16,742	Daio Paper Corp.	217,332
3,729	Daiseki Co. Ltd.	88,355
2,909	Daishi Hokuetsu Financial Group, Inc.	104,652
7,216	Daiwabo Holdings Co. Ltd.	426,483
34,456	DCM Holdings Co. Ltd.	334,622
23,306	DeNA Co. Ltd.	389,070
6,299	Descente Ltd.	164,989
7,515	Dexerials Corp.	64,659
1,424	Disco Corp.	226,745
10,654	DMG Mori Co. Ltd.	154,351
4,207	Doshisha Co. Ltd.	86,671
4,486	Doutor Nichires Holdings Co. Ltd.	79,778
13,460	Dowa Holdings Co. Ltd.	392,988
2,589	DTS Corp.	89,929
8,144	Duskin Co. Ltd.	185,316
2,019	DyDo Group Holdings, Inc.	102,511
6,289	Eagle Industry Co. Ltd.	73,280
2,428	Earth Corp.	110,369
30,219	EDION Corp.	317,573
2,737	Eizo Corp.	111,561
7,406	Exedy Corp.	182,829
6,861	Ezaki Glico Co. Ltd.	341,667
2,971	Fancl Corp.	131,366
6,703	FCC Co. Ltd.	165,949
49,486	Feed One Co. Ltd.	84,190
5,995	Foster Electric Co. Ltd.	87,278
2,762	FP Corp.	141,704
4,772	Fuji Co. Ltd.	89,516
8,650	Fuji Corp.	121,102
13,657	Fuji Media Holdings, Inc.	221,697
53,256	Fuji Oil Co. Ltd.	205,747
6,928	Fuji Oil Holdings, Inc.	199,820

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

82

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN) (continued)

October 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Japan (continued)
4,212	Fuji Seal International, Inc.	$127,829
3,623	Fuji Soft, Inc.	166,294
3,394	Fujimori Kogyo Co. Ltd.	98,643
13,976	Fujitec Co. Ltd.	152,324
9,099	Fujitsu General Ltd.	135,854
4,314	Fukuyama Transporting Co. Ltd.	166,857
7,776	Furukawa Co. Ltd.	96,464
6,705	Futaba Corp.	104,685
25,748	Futaba Industrial Co. Ltd.	140,997
3,172	Fuyo General Lease Co. Ltd.	176,230
10,677	Geo Holdings Corp.	163,199
9,130	Glory Ltd.	212,930
5,873	GMO Internet, Inc.	83,889
25,501	Gree, Inc.	106,880
16,510	GS Yuasa Corp.	339,402
42,266	GungHo Online Entertainment, Inc.	76,027
3,200	Gunze Ltd.	142,058
3,358	Hamakyorex Co. Ltd.	108,755
7,737	Hamamatsu Photonics K.K.	259,145
5,726	Happinet Corp.	87,015
48,140	Hazama Ando Corp.	331,868
15,033	Heiwa Corp.	344,072
7,373	Heiwa Real Estate Co. Ltd.	136,674
8,067	Heiwado Co. Ltd.	207,009
2,311	Hikari Tsushin, Inc.	403,818
3,205	Hirose Electric Co. Ltd.	304,724
5,352	HIS Co. Ltd.	162,426
5,355	Hisamitsu Pharmaceutical Co., Inc.	302,258
8,898	Hitachi Capital Corp.	218,557
19,786	Hitachi Chemical Co. Ltd.	312,249
8,513	Hitachi High-Technologies Corp.	320,968
10,759	Hitachi Transport System Ltd.	276,852
70,199	Hitachi Zosen Corp.	266,850
2,925	Hogy Medical Co. Ltd.	86,308
70,655	Hokkaido Electric Power Co., Inc.	413,205
3,427	Hokkoku Bank Ltd. (The)	126,021
40,089	Hokuetsu Corp.	191,467
30,533	Hokuhoku Financial Group, Inc.	379,583
3,739	Horiba Ltd.	175,594
3,388	Hoshizaki Corp.	273,490
10,415	Hosiden Corp.	95,701
8,706	House Foods Group, Inc.	250,716
27,626	Hulic Co. Ltd.	253,360
33,783	Hyakugo Bank Ltd. (The)	124,529
3,277	Hyakujushi Bank Ltd. (The)	83,860
30,686	Ibiden Co. Ltd.	379,038
5,336	IBJ Leasing Co. Ltd.	134,092
3,949	Inaba Denki Sangyo Co. Ltd.	159,038
9,280	Inabata & Co. Ltd.	124,166
5,292	Internet Initiative Japan, Inc.	102,272
5,988	Iseki & Co. Ltd.	102,776
12,839	Ishihara Sangyo Kaisha Ltd.(a)	153,583
7,406	Ito EN Ltd.	315,652
17,626	Itochu Enex Co. Ltd.	166,022
13,125	ITOCHU Techno-Solutions Corp.	248,881
24,601	Itoham Yonekyu Holdings, Inc.	154,771

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Japan (continued)
9,426	Iwatani Corp.	$332,840
61,660	Iyo Bank Ltd. (The)	366,611
5,557	Izumi Co. Ltd.	302,335
20,130	J Trust Co. Ltd.	102,920
9,036	Jaccs Co. Ltd.	169,583
5,136	JAFCO Co. Ltd.	198,422
4,363	Japan Airport Terminal Co. Ltd.	167,785
10,462	Japan Aviation Electronics Industry Ltd.	139,147
13,461	Japan Petroleum Exploration Co. Ltd.	285,191
23,328	Japan Securities Finance Co. Ltd.	131,053
8,725	Japan Steel Works Ltd. (The)	185,161
10,124	Japan Wool Textile Co. Ltd. (The)	80,020
10,466	Joyful Honda Co. Ltd.	151,071
6,753	Juki Corp.	75,815
6,177	Juroku Bank Ltd. (The)	139,791
78,028	JVC Kenwood Corp.	192,209
13,586	Kadokawa Dwango Corp.	135,553
5,682	Kaga Electronics Co. Ltd.	127,732
6,157	Kagome Co. Ltd.	164,216
6,084	Kakaku.com, Inc.	110,354
3,817	Kaken Pharmaceutical Co. Ltd.	191,433
18,584	Kamigumi Co. Ltd.	384,343
5,916	Kanamoto Co. Ltd.	197,628
23,327	Kandenko Co. Ltd.	238,117
31,006	Kanematsu Corp.	398,651
17,181	Kansai Paint Co. Ltd.	254,392
9,066	Kasai Kogyo Co. Ltd.	83,627
4,121	Kato Sangyo Co. Ltd.	126,893
4,218	Kato Works Co. Ltd.	121,096
12,455	Keihan Holdings Co. Ltd.	472,353
14,049	Keihin Corp.	277,482
14,669	Keisei Electric Railway Co. Ltd.	451,684
15,538	Keiyo Bank Ltd. (The)	113,587
15,160	Kenedix, Inc.	78,853
4,686	Kh Neochem Co. Ltd.	132,871
28,541	Kinden Corp.	457,749
9,302	Kintetsu World Express, Inc.	144,490
5,280	Kissei Pharmaceutical Co. Ltd.	152,287
17,342	Kitz Corp.	138,146
9,061	Kiyo Bank Ltd. (The)	134,805
3,896	Kobayashi Pharmaceutical Co. Ltd.	255,464
6,135	Koei Tecmo Holdings Co. Ltd.	97,253
10,469	Kohnan Shoji Co. Ltd.	262,432
13,862	Kokuyo Co. Ltd.	219,129
6,170	Komeri Co. Ltd.	159,970
10,678	Komori Corp.	115,906
6,759	Konami Holdings Corp.	258,130
7,907	Konoike Transport Co. Ltd.	119,808
998	Kose Corp.	149,185
35,368	K’s Holdings Corp.	446,899
7,468	Kumagai Gumi Co. Ltd.	194,947
3,960	Kurabo Industries Ltd.	95,548
3,362	Kureha Corp.	216,576
16,250	Kurita Water Industries Ltd.	400,724
6,736	KYB Corp.	161,573
7,052	Kyoei Steel Ltd.	127,974

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

83

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN) (continued)

October 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Japan (continued)
7,081	Kyokuto Kaihatsu Kogyo Co. Ltd.	$101,206
3,401	Kyokuyo Co. Ltd.	93,271
10,246	KYORIN Holdings, Inc.	223,977
2,558	Kyoritsu Maintenance Co. Ltd.	113,558
11,867	Kyowa Exeo Corp.	319,664
23,976	Kyowa Hakko Kirin Co. Ltd.	466,327
4,508	Kyudenko Corp.	164,374
74,535	Kyushu Financial Group, Inc.	329,564
59,951	Leopalace21 Corp.	250,205
8,862	Lintec Corp.	209,820
19,386	Lion Corp.	364,169
5,075	Lixil Viva Corp.	82,429
5,484	M3, Inc.	88,343
6,313	Mabuchi Motor Co. Ltd.	224,875
4,970	Macnica Fuji Electronics Holdings, Inc.	71,871
26,233	Maeda Corp.	296,605
12,070	Maeda Road Construction Co. Ltd.	220,213
3,909	Makino Milling Machine Co. Ltd.	149,287
3,310	Mandom Corp.	92,095
11,045	Maruha Nichiro Corp.	400,284
9,716	Maruichi Steel Tube Ltd.	280,662
11,298	Marusan Securities Co. Ltd.	86,996
12,653	Matsui Securities Co. Ltd.	129,047
10,253	Matsumotokiyoshi Holdings Co. Ltd.	369,764
9,650	Maxell Holdings Ltd.	122,789
12,995	Megmilk Snow Brand Co. Ltd.	304,220
11,770	Meidensha Corp.	166,348
2,534	Meitec Corp.	106,205
10,642	Miraca Holdings, Inc.	259,319
14,046	Mirait Holdings Corp.	226,767
13,069	MISUMI Group, Inc.	262,411
14,528	Mitsuba Corp.	114,700
14,260	Mitsubishi Logistics Corp.	326,380
4,160	Mitsubishi Pencil Co. Ltd.	72,543
4,213	Mitsubishi Steel Manufacturing Co. Ltd.	73,953
76,335	Mitsubishi UFJ Lease & Finance Co. Ltd.	392,988
6,585	Mitsui-Soko Holdings Co. Ltd.(a)	101,528
5,875	Miura Co. Ltd.	143,940
2,180	Mochida Pharmaceutical Co. Ltd.	172,692
4,536	Modec, Inc.	136,657
33,463	Monex Group, Inc.	131,948
4,091	Morinaga & Co. Ltd.	164,394
11,152	Morinaga Milk Industry Co. Ltd.	297,439
5,737	Morita Holdings Corp.	109,346
9,074	Musashi Seimitsu Industry Co. Ltd.	132,425
4,004	Musashino Bank Ltd. (The)	108,566
9,872	Nabtesco Corp.	217,638
3,610	Nachi-Fujikoshi Corp.	147,305
16,178	Nagase & Co. Ltd.	254,307
22,830	Namura Shipbuilding Co. Ltd.	101,754
15,995	Nankai Electric Railway Co. Ltd.	391,318
7,605	Nanto Bank Ltd. (The)	174,196
5,913	NEC Networks & System Integration Corp.	128,996
13,380	NET One Systems Co. Ltd.	280,037
16,216	Nexon Co. Ltd.(a)	184,784
9,037	Nichias Corp.	197,308

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Japan (continued)
11,167	Nichicon Corp.	$92,716
3,625	Nichiha Corp.	79,949
11,350	NichiiGakkan Co. Ltd.	106,002
9,626	Nichi-iko Pharmaceutical Co. Ltd.	131,440
18,609	Nichirei Corp.	449,333
8,746	Nifco, Inc.	199,247
9,047	Nihon Kohden Corp.	270,155
8,491	Nihon Parkerizing Co. Ltd.	102,550
9,438	Nihon Unisys Ltd.	206,816
13,580	Nikkiso Co. Ltd.	157,754
7,515	Nikkon Holdings Co. Ltd.	181,790
11,320	Nippo Corp.	186,368
5,313	Nippon Chemi-Con Corp.	120,520
4,585	Nippon Densetsu Kogyo Co. Ltd.	92,955
9,942	Nippon Flour Mills Co. Ltd.	164,474
3,961	Nippon Gas Co. Ltd.	119,860
29,822	Nippon Kayaku Co. Ltd.	356,210
3,800	Nippon Koei Co. Ltd.	85,526
183,886	Nippon Light Metal Holdings Co. Ltd.	387,797
11,080	Nippon Paint Holdings Co. Ltd.	347,063
2,636	Nippon Shinyaku Co. Ltd.	152,057
6,860	Nippon Shokubai Co. Ltd.	442,522
12,007	Nippon Signal Co. Ltd.	109,904
7,362	Nippon Soda Co. Ltd.	192,049
4,518	Nippon Steel & Sumikin Bussan Corp.	197,366
93,971	Nippon Suisan Kaisha Ltd.	600,355
10,509	Nippon Television Holdings, Inc.	167,801
32,602	Nippon Yakin Kogyo Co. Ltd.	86,665
27,370	Nipro Corp.	348,749
14,405	Nishimatsu Construction Co. Ltd.	335,315
9,044	Nishimatsuya Chain Co. Ltd.	80,619
27,474	Nishi-Nippon Financial Holdings, Inc.	261,947
9,526	Nishi-Nippon Railroad Co. Ltd.	235,586
3,350	Nishio Rent All Co. Ltd.	107,753
10,868	Nissan Chemical Corp.	514,245
14,815	Nissan Shatai Co. Ltd.	119,591
4,605	Nissha Co. Ltd.(b)	74,999
7,263	Nisshin Oillio Group Ltd. (The)	217,848
17,493	Nisshin Steel Co. Ltd.	228,786
6,711	Nissin Foods Holdings Co. Ltd.	433,505
10,764	Nissin Kogyo Co. Ltd.	156,708
1,750	Nittetsu Mining Co. Ltd.	74,509
5,154	Nitto Boseki Co. Ltd.	102,208
5,337	Nitto Kogyo Corp.	92,784
9,784	NOF Corp.	277,858
7,149	Nojima Corp.	168,819
10,430	Nomura Research Institute Ltd.	462,097
2,436	Noritake Co. Ltd.	121,741
7,016	Noritz Corp.	101,894
97,117	North Pacific Bank Ltd.	291,725
3,755	NS Solutions Corp.	112,296
4,684	NS United Kaiun Kaisha Ltd.	114,138
14,245	NTT Urban Development Corp.	211,930
2,969	OBIC Co. Ltd.	270,447
10,872	Ogaki Kyoritsu Bank Ltd. (The)	241,322
2,162	Okamoto Industries, Inc.	97,319

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

84

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN) (continued)

October 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Japan (continued)
15,660	Okamura Corp.	$213,139
42,664	Okasan Securities Group, Inc.	204,521
35,817	Oki Electric Industry Co. Ltd.	491,292
7,908	Okinawa Electric Power Co., Inc. (The)	147,642
4,306	OKUMA Corp.	215,577
5,740	Okumura Corp.	180,813
31,906	Onward Holdings Co. Ltd.	192,247
1,777	Open House Co. Ltd.	69,833
2,637	Oracle Corp. Japan	178,986
101,459	Orient Corp.	159,127
3,960	Osaka Soda Co. Ltd.	93,232
8,718	OSG Corp.	180,300
8,945	Otsuka Corp.	297,229
10,314	Pacific Industrial Co. Ltd.	150,888
6,971	Paltac Corp.	355,792
2,313	Paramount Bed Holdings Co. Ltd.	97,455
12,146	Park24 Co. Ltd.(b)	319,753
54,219	Penta-Ocean Construction Co. Ltd.	324,771
13,392	Persol Holdings Co. Ltd.	254,894
4,408	Pigeon Corp.	187,092
1,780	Pilot Corp.	98,420
227,076	Pioneer Corp.(a)	203,223
5,524	Plenus Co. Ltd.	88,351
3,581	Pola Orbis Holdings, Inc.	95,828
31,102	Press Kogyo Co. Ltd.	142,206
5,638	Prima Meat Packers Ltd.	106,360
9,749	Raito Kogyo Co. Ltd.	131,737
7,478	Relia, Inc.	82,761
4,343	Relo Group, Inc.	102,596
39,421	Renesas Electronics Corp.(a)	208,885
8,064	Resorttrust, Inc.	124,117
4,531	Rinnai Corp.	330,024
8,563	Rohto Pharmaceutical Co. Ltd.	271,637
7,947	Round One Corp.	94,078
3,517	Royal Holdings Co. Ltd.	87,041
9,105	Ryobi Ltd.	265,836
1,140	Ryohin Keikaku Co. Ltd.	301,124
4,882	Ryosan Co. Ltd.	140,808
5,331	Ryoyo Electro Corp.	76,525
2,828	S Foods, Inc.	114,142
3,226	Saizeriya Co. Ltd.	61,115
3,401	Sakai Chemical Industry Co. Ltd.	78,384
9,679	Sakata INX Corp.	96,142
2,781	Sakata Seed Corp.	87,973
2,586	San-A Co. Ltd.	109,187
14,057	Sanden Holdings Corp.(a)	153,331
8,748	Sangetsu Corp.	168,208
26,180	San-In Godo Bank Ltd. (The)	199,038
4,853	Sanken Electric Co. Ltd.	107,591
9,979	Sanki Engineering Co. Ltd.	97,619
9,845	Sankyo Co. Ltd.	375,550
8,128	Sankyo Tateyama, Inc.	91,395
8,831	Sankyu, Inc.	417,860
9,735	Sanrio Co. Ltd.	195,468
28,263	Sanwa Holdings Corp.	331,828
2,510	Sanyo Chemical Industries Ltd.	115,208

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Japan (continued)
7,854	Sanyo Special Steel Co. Ltd.	$180,596
16,346	Sapporo Holdings Ltd.	304,310
3,314	Sato Holdings Corp.	98,079
5,797	Sawai Pharmaceutical Co. Ltd.	294,332
2,942	SCREEN Holdings Co. Ltd.	160,323
5,105	SCSK Corp.	216,450
8,239	Seiko Holdings Corp.	197,698
6,353	Seiren Co. Ltd.	90,576
39,739	Senko Group Holdings Co. Ltd.	308,109
63,335	Senshu Ikeda Holdings, Inc.	194,739
86,770	Seven Bank Ltd.	271,409
11,350	SG Holdings Co. Ltd.	286,025
7,886	Shiga Bank Ltd. (The)	183,637
2,014	Shima Seiki Manufacturing Ltd.	54,430
10,889	Shimachu Co. Ltd.	285,311
20,138	Shimadzu Corp.	509,093
4,095	Shimamura Co. Ltd.	344,349
1,392	Shindengen Electric Manufacturing Co. Ltd.	60,624
17,961	Shinko Electric Industries Co. Ltd.	124,934
24,776	Shinmaywa Industries Ltd.	304,719
8,043	Ship Healthcare Holdings, Inc.	291,132
1,734	SHO-BOND Holdings Co. Ltd.	123,533
832	Shochiku Co. Ltd.	81,169
13,977	Showa Corp.	193,576
6,563	Siix Corp.	89,034
11,880	Sintokogio Ltd.	102,426
39,394	SKY Perfect JSAT Holdings, Inc.	175,232
32,004	Skylark Holdings Co. Ltd.	498,543
7,154	Sohgo Security Services Co. Ltd.	318,857
10,125	Sotetsu Holdings, Inc.	309,972
6,028	Square Enix Holdings Co. Ltd.	216,058
5,470	Starts Corp., Inc.	113,709
4,755	Sugi Holdings Co. Ltd.	217,831
14,764	Sumco Corp.	199,636
5,479	Sumitomo Bakelite Co. Ltd.	198,323
23,688	Sumitomo Dainippon Pharma Co. Ltd.	495,778
51,469	Sumitomo Mitsui Construction Co. Ltd.	323,349
9,259	Sumitomo Osaka Cement Co. Ltd.	344,582
1,967	Sumitomo Seika Chemicals Co. Ltd.	98,302
15,017	Sumitomo Warehouse Co. Ltd. (The)	176,577
5,912	Sundrug Co. Ltd.	214,782
23,023	Suruga Bank Ltd.	108,735
2,336	Sushiro Global Holdings Ltd.	122,953
4,942	Sysmex Corp.	346,998
7,925	Tachi-S Co. Ltd.	111,795
18,581	Tadano Ltd.	200,537
5,576	Taikisha Ltd.	157,613
5,371	Taisho Pharmaceutical Holdings Co. Ltd.	573,008
2,030	Taiyo Holdings Co. Ltd.	72,580
20,625	Taiyo Nippon Sanso Corp.	332,069
21,449	Taiyo Yuden Co. Ltd.	433,142
21,766	Takara Holdings, Inc.	305,694
6,549	Takara Standard Co. Ltd.	101,321
12,086	Takasago Thermal Engineering Co. Ltd.	206,690
11,120	Takuma Co. Ltd.	141,297
12,674	Tamura Corp.	64,799

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

85

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN) (continued)

October 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Japan (continued)
2,005	Technopro Holdings, Inc.	$104,820
3,765	Tekken Corp.	94,079
4,679	T-Gaia Corp.	106,138
9,782	THK Co. Ltd.	216,781
13,389	TIS, Inc.	600,313
6,621	Toa Corp.	111,528
22,680	Toagosei Co. Ltd.	233,120
47,839	Toda Corp.	322,586
1,170	Toei Co. Ltd.	127,932
11,810	Toho Co. Ltd.	385,626
13,032	Toho Holdings Co. Ltd.	342,501
2,818	Toho Zinc Co. Ltd.	90,142
10,230	Tokai Carbon Co. Ltd.(b)	160,083
20,503	Tokai Holdings Corp.	171,320
16,207	Tokai Rika Co. Ltd.	296,122
42,927	Tokai Tokyo Financial Holdings, Inc.	221,757
1,252	Token Corp.	80,985
12,947	Tokuyama Corp.	290,707
6,288	Tokyo Broadcasting System Holdings, Inc.	116,895
5,317	Tokyo Century Corp.	285,037
21,414	Tokyo Dome Corp.	188,609
6,863	Tokyo Kiraboshi Financial Group, Inc.	111,105
6,201	Tokyo Ohka Kogyo Co. Ltd.	166,488
3,888	Tokyo Seimitsu Co. Ltd.	93,535
15,390	Tokyo Steel Manufacturing Co. Ltd.	121,233
13,841	Tokyu Construction Co. Ltd.	125,342
29,841	TOMONY Holdings, Inc.	116,080
16,945	Tomy Co. Ltd.	197,745
8,241	Topcon Corp.	119,904
10,896	Toppan Forms Co. Ltd.	99,252
6,955	Topre Corp.	144,825
4,095	Topy Industries Ltd.	110,308
3,619	Toshiba Machine Co. Ltd.	68,689
5,736	Toshiba Plant Systems & Services Corp.	117,307
6,580	Toshiba TEC Corp.	196,488
4,377	Totetsu Kogyo Co. Ltd.	108,092
9,444	Towa Bank Ltd. (The)	77,072
21,771	Toyo Construction Co. Ltd.	89,125
13,989	Toyo Engineering Corp.(a)	112,800
5,499	Toyo Ink SC Holdings Co. Ltd.	128,101
26,961	Toyo Tire & Rubber Co. Ltd.	451,520
25,158	Toyobo Co. Ltd.	358,015
19,343	Toyota Boshoku Corp.	323,426
5,511	TPR Co. Ltd.	134,338
4,808	transcosmos, Inc.	108,937
8,679	Trend Micro, Inc.	501,414
5,718	Trusco Nakayama Corp.	144,147
12,070	TS Tech Co. Ltd.	347,592
23,288	TSI Holdings Co. Ltd.	158,686
4,366	Tsubaki Nakashima Co. Ltd.	80,469
7,711	Tsubakimoto Chain Co.	297,221
7,108	Tsukishima Kikai Co. Ltd.	84,020
8,935	Tsumura & Co.	278,687
2,812	Tsuruha Holdings, Inc.	293,023
5,339	TV Asahi Holdings Corp.	99,679
13,078	UACJ Corp.	286,579

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Japan (continued)
9,382	UKC Holdings Corp.	$183,392
3,615	Ulvac, Inc.	118,039
13,127	Unipres Corp.	235,426
4,000	United Arrows Ltd.	150,636
12,729	United Super Markets Holdings, Inc.	139,635
25,572	Unitika Ltd.(a)	130,517
3,971	Unizo Holdings Co. Ltd.	74,772
18,932	Ushio, Inc.	229,321
14,922	USS Co. Ltd.	269,338
8,271	Valor Holdings Co. Ltd.	177,725
24,472	VT Holdings Co. Ltd.	101,917
11,043	Wacoal Holdings Corp.	304,317
20,039	Wacom Co. Ltd.	93,576
10,861	Wakita & Co. Ltd.	117,219
5,530	Warabeya Nichiyo Holdings Co. Ltd.	89,868
4,699	Welcia Holdings Co. Ltd.	239,832
6,274	Xebio Holdings Co. Ltd.	87,059
5,928	Yakult Honsha Co. Ltd.	420,746
6,553	Yamabiko Corp.	70,608
7,123	Yamato Kogyo Co. Ltd.	187,456
12,408	Yamazen Corp.	136,004
2,409	Yaoko Co. Ltd.	131,491
9,979	Yaskawa Electric Corp.	288,702
3,097	Yellow Hat Ltd.	76,125
3,623	Yodogawa Steel Works Ltd.	78,845
3,944	Yokogawa Bridge Holdings Corp.	64,024
11,676	Yokohama Reito Co. Ltd.	92,700
6,533	Yorozu Corp.	92,216
10,128	Yoshinoya Holdings Co. Ltd.	166,384
3,022	Yuasa Trading Co. Ltd.	99,211
3,010	Zenkoku Hosho Co. Ltd.	109,086
13,589	Zensho Holdings Co. Ltd.	263,460
23,302	Zeon Corp.	225,680
5,511	ZERIA Pharmaceutical Co. Ltd.	103,086
3,401	ZOZO, Inc.	81,940

		100,748,011

	Jordan—0.2%
24,012	Hikma Pharmaceuticals PLC	583,405

	Kazakhstan—0.0%
11,689	KAZ Minerals PLC	77,486

	Luxembourg—0.2%
8,264	APERAM SA	281,842
363	Eurofins Scientific SE	183,603
64,692	L’Occitane International SA	121,307

		586,752

	Macau—0.1%
86,929	MGM China Holdings Ltd.	122,863

	Mexico—0.1%
13,459	Fresnillo PLC	145,936

	Netherlands—1.7%
9,835	Aalberts Industries NV	361,608
1,994	AMG Advanced Metallurgical Group NV	95,523
16,781	Arcadis NV(b)	227,214
3,589	ASM International NV	154,487

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

86

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN) (continued)

October 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Netherlands (continued)
3,118	Be Semiconductor Industries NV	$66,877
7,560	Corbion NV	229,908
8,748	Eurocommercial Properties NV CVA	324,120
4,098	Euronext NV(d)	252,824
3,011	Flow Traders(d)	95,935
10,234	Forfarmers NV	115,608
27,055	Fugro NV CVA(a)(b)	349,463
4,531	GrandVision NV(d)	114,690
3,781	IMCD NV	256,829
5,357	Intertrust NV(d)	86,494
7,900	Koninklijke Volkerwessels NV	140,532
9,781	Koninklijke Vopak NV	443,294
2,628	NSI NV REIT	103,771
11,445	OCI NV(a)	326,009
96,965	PostNL NV	287,410
4,416	TKH Group NV CVA	223,458
16,148	TomTom NV(a)	135,321
3,426	Vastned Retail NV REIT	135,864
9,487	Wereldhave NV REIT	326,670

		4,853,909

	New Zealand—1.0%
94,213	Air New Zealand Ltd.	172,259
91,234	Auckland International Airport Ltd.	416,435
102,047	Chorus Ltd.	316,524
115,472	Contact Energy Ltd.	421,504
24,326	Fisher & Paykel Healthcare Corp. Ltd.	216,034
101,127	Kiwi Property Group Ltd.	86,837
43,107	Mercury NZ Ltd.	95,706
85,348	Meridian Energy Ltd.	174,721
23,187	Ryman Healthcare Ltd.	183,207
66,244	Sky Network Television Ltd.	96,896
111,197	SKYCITY Entertainment Group Ltd.	278,103
46,693	Trade Me Group Ltd.	147,879
50,501	Z Energy Ltd.	201,161

		2,807,266

	Norway—1.5%
4,293	Aker BP ASA	141,994
49,643	Aker Solutions ASA(a)(d)	328,396
6,510	Atea ASA	86,129
22,891	Austevoll Seafood ASA	369,309
15,411	Borregaard ASA	139,351
14,664	Entra ASA(d)	199,243
4,717	Kongsberg Gruppen ASA	77,785
38,024	Leroy Seafood Group ASA	351,424
4,916	Norwegian Air Shuttle ASA(a)	125,752
133,191	Petroleum Geo-Services ASA(a)	417,403
6,294	Salmar ASA	333,236
6,356	Schibsted ASA, Class B	201,911
5,679	Schibsted ASA, Class A	197,364
11,222	SpareBank 1 SMN	114,824
21,605	Sparebank 1 SR-Bank ASA	241,114
19,785	TGS Nopec Geophysical Co. ASA	665,938
8,533	Tomra Systems ASA	212,184
12,847	Veidekke ASA(b)	134,508
11,084	XXL ASA(d)	57,234

		4,395,099

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Portugal—0.5%
65,891	CTT-Correios de Portugal SA	$253,090
34,259	Mota-Engil SGPS SA(a)	68,240
53,940	Navigator Co. SA (The)	268,913
34,671	NOS SGPS SA	194,848
80,788	REN—Redes Energeticas Nacionais SGPS SA	215,478
4,534	Semapa-Sociedade de Investimento e Gestao	86,717
242,818	Sonae SGPS SA	243,348

		1,330,634

	Russia—0.3%
76,690	Evraz PLC	532,089
35,840	Polymetal International PLC	331,644

		863,733

	Singapore—1.8%
162,571	Ascott Residence Trust REIT	123,267
37,329	BOC Aviation Ltd.(d)	266,894
43,762	BW LPG Ltd.(a)(d)	207,695
234,053	CapitaLand Commercial Trust Ltd. REIT	292,397
96,202	CDL Hospitality Trusts	100,732
177,436	Ezion Holdings Ltd. Wts. expiring 04/16/23(a)(c)	0
1,165,297	Ezra Holdings Ltd.(a)(c)	0
76,802	Frasers Centrepoint Trust REIT	119,795
105,425	Frasers Commercial Trust REIT	104,298
111,832	Frasers Logistics & Industrial Trust REIT(d)	82,372
16,967	Jardine Cycle & Carriage Ltd.	370,878
234,490	Keppel REIT	191,344
264,853	Keppel Infrastructure Trust	87,978
227,852	Mapletree Commercial Trust REIT	264,906
158,306	Mapletree Industrial Trust REIT	211,486
259,256	Mapletree Logistics Trust REIT	226,531
367,057	Netlink Nbn Trust(d)	206,748
69,203	SATS Ltd.	248,867
152,921	Sembcorp Marine Ltd.	176,685
39,504	SIA Engineering Co. Ltd.	80,731
66,431	Singapore Exchange Ltd.	328,125
221,007	Singapore Post Ltd.	165,979
209,529	Starhill Global REIT REIT	101,375
141,268	StarHub Ltd.	191,785
321,483	Suntec Real Estate Investment Trust REIT	410,908
73,133	UOL Group Ltd.	318,452
24,059	Venture Corp. Ltd.	266,164
67,414	Wing Tai Holdings Ltd.	93,955

		5,240,347

	South Africa—0.1%
45,086	Mediclinic International PLC	216,896
136,653	Petra Diamonds Ltd.(a)	68,342

		285,238

	South Korea—5.8%
1,524	Amorepacific Corp.	204,618
533	Amorepacific Corp. (Preference Shares)	42,096
2,234	AMOREPACIFIC Group	121,742
61,471	Asiana Airlines, Inc.(a)	196,893
558	Celltrion, Inc.(a)	106,503
8,915	Cheil Worldwide, Inc.	177,588

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

87

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN) (continued)

October 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	South Korea (continued)
1,647	Cj Enm Co. Ltd.	$326,639
1,610	CJ Logistics Corp.(a)	223,935
5,584	Coway Co. Ltd.	344,483
6,731	Daesang Corp.	133,196
84,700	Daewoo Engineering & Construction Co. Ltd.(a)	336,332
9,140	Daishin Securities Co. Ltd.	88,629
6,332	Daishin Securities Co. Ltd. (Preference Shares)	49,843
4,370	Daou Technology, Inc.	76,697
7,707	DB HiTek Co. Ltd.	76,762
39,989	DGB Financial Group, Inc.	329,864
35,364	Dongkuk Steel Mill Co. Ltd.	219,405
4,697	Doosan Bobcat, Inc.	145,087
6,870	Fila Korea Ltd.	253,507
16,247	GS Engineering & Construction Corp.	595,246
560	GS Home Shopping, Inc.	95,238
6,263	GS Retail Co. Ltd.	197,307
2,368	Halla Holdings Corp.	84,991
408	Hanil Cement Co. Ltd./New(a)	42,069
357	Hanil Holdings Co. Ltd.	14,489
4,149	Hanjin Transportation Co. Ltd.	136,352
18,877	Hanon Systems	181,390
7,255	Hansol Paper Co. Ltd.	110,778
9,673	Hanwha Aerospace Co. Ltd.(a)	241,496
25,470	Hanwha General Insurance Co. Ltd.	132,541
4,320	Hdc Holdings Co. Ltd.	63,688
6,517	HDC Hyundai Development Co-Engineering & Construction, Class E(a)	251,633
8,296	Hite Jinro Co. Ltd.	114,661
2,604	Hotel Shilla Co. Ltd.	162,929
4,338	Hyundai Department Store Co. Ltd.	330,047
9,056	Hyundai Greenfood Co. Ltd.	98,145
997	Hyundai Home Shopping Network Corp.	85,391
100,675	Hyundai Merchant Marine Co. Ltd.(a)	333,949
1,949	Hyundai Mipo Dockyard Co. Ltd.(a)	160,770
9,824	Hyundai Rotem Co. Ltd.(a)	188,368
9,696	Hyundai Wia Corp.	251,855
29,630	Interpark Holdings Corp.	55,123
29,283	JB Financial Group Co. Ltd.	141,076
1,439	Kakao Corp.	115,671
13,776	Kangwon Land, Inc.	346,954
1,354	KCC Corp.	293,483
3,691	KEPCO Plant Service & Engineering Co. Ltd.	89,072
983	KIWOOM Securities Co. Ltd.	65,128
2,937	Kolon Corp.	78,866
5,491	Kolon Industries, Inc.	241,892
5,373	Korea Aerospace Industries Ltd.(a)	136,500
4,614	Korea Investment Holdings Co. Ltd.	240,104
393	Korea Petrochemical Industries Co. Ltd.	53,800
21,351	Korean Reinsurance Co.	181,555
3,341	Kumho Petrochemical Co. Ltd.	252,433
4,803	LF Corp.	92,305
2,436	LG Hausys Ltd.	102,609
411	LG Household & Health Care Ltd.	376,538
138	LG Household & Health Care Ltd. (Preference Shares)	88,646

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	South Korea (continued)
3,299	LG Innotek Co. Ltd.	$358,980
19,612	LG International Corp.	269,341
2,160	LIG Nex1 Co. Ltd.	55,159
52	Lotte Chilsung Beverage Co. Ltd.	62,425
1,609	Lotte Corp.(a)	67,139
1,825	LOTTE Fine Chemical Co. Ltd.	65,262
3,011	LOTTE Himart Co. Ltd.	148,231
3,017	LS Industrial Systems Co. Ltd.	130,126
9,659	Mando Corp.	258,946
12,751	Meritz Fire & Marine Insurance Co. Ltd.	203,649
35,059	Meritz Securities Co. Ltd.	122,140
48,290	Mirae Asset Daewoo Co. Ltd.	272,480
22,808	Mirae Asset Life Insurance Co. Ltd.	91,168
764	NCSoft Corp.	287,954
9,112	Nexen Tire Corp.	65,328
18,578	NH Investment & Securities Co. Ltd.	198,081
1,387	NHN Entertainment Corp.(a)	55,806
607	Nongshim Co. Ltd.	116,121
34,757	Nostrum Oil & Gas PLC(a)	91,486
2,570	OCI Co. Ltd.	192,150
8,043	Orange Life Insurance Ltd.(d)	216,329
31,993	Pan Ocean Co. Ltd.(a)	133,918
4,569	Paradise Co. Ltd.	71,770
9,639	Partron Co. Ltd.	73,505
5,280	Poongsan Corp.	111,897
1,756	S-1 Corp.	148,703
8,885	Samsung Card Co. Ltd.	262,367
29,630	Samsung Engineering Co. Ltd.(a)	474,527
2,111	Samsung SDS Co. Ltd.	356,603
9,355	Samsung Securities Co. Ltd.	219,601
1,631	Samyang Holdings Corp.	123,518
4,553	Seah Besteel Corp.	64,726
556	Seah Steel Corp./New(a)	28,738
610	Seah Steel Holdings Corp.	26,283
4,369	Seoul Semiconductor Co. Ltd.	78,405
1,182	Shinsegae, Inc.	268,130
2,169	SK Gas Co. Ltd.	139,137
5,092	SKC Co. Ltd.	148,128
20,760	Sungwoo Hitech Co. Ltd.	63,398
9,931	Taeyoung Engineering & Construction Co. Ltd.	82,617
17,338	Tongyang Life Insurance Co. Ltd.	85,964
155	Young Poong Corp.	89,364
6,089	Youngone Corp.	191,024
733	Yuhan Corp.	107,742

		16,957,273

	Spain—2.1%
31,715	Acerinox SA	354,603
10,915	Almirall SA	197,999
21,809	Applus Services SA	297,022
9,046	Bolsas y Mercados Espanoles SHMSF SA	267,924
4,905	Cellnex Telecom SA(d)	122,323
15,699	Cia de Distribucion Integral Logista Holdings SA	379,235
5,291	CIE Automotive SA	140,282
3,713	Construcciones y Auxiliar de Ferrocarriles SA	139,673

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

88

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN) (continued)

October 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Spain (continued)
11,020	Ebro Foods SA	$216,511
18,600	EDP Renovaveis SA	167,333
16,943	Ence Energia y Celulosa SA	142,540
14,834	Euskaltel SA(d)	124,377
30,835	Faes Farma SA	129,793
38,221	Gestamp Automocion SA(d)	242,515
4,697	Grupo Catalana Occidente SA	194,251
17,336	Indra Sistemas SA(a)	171,578
19,735	Inmobiliaria Colonial Socimi SA REIT	198,452
445,879	Liberbank SA(a)	209,255
20,835	Mediaset Espana Comunicacion SA	141,926
13,537	Melia Hotels International SA	139,270
30,317	MERLIN Properties SOCIMI SA REIT	380,605
24,066	NH Hotel Group SA	149,974
75,454	Obrascon Huarte Lain SA	86,348
29,894	Prosegur Cash SA(d)	59,275
37,125	Prosegur Cia de Seguridad SA	206,452
119,146	Sacyr SA	288,221
12,798	Siemens Gamesa Renewable Energy SA(a)	141,992
9,246	Tecnicas Reunidas SA	248,809
215,865	Unicaja Banco SA(d)	276,626
4,129	Viscofan SA	247,017
11,492	Zardoya Otis SA	78,777

		6,140,958

	Sweden—3.3%
15,883	AAK AB	239,817
7,763	AF AB, Class B	166,732
36,924	Ahlsell AB(d)	187,131
12,533	Attendo AB(d)	113,473
18,973	Axfood AB	338,889
23,780	Betsson AB(a)	206,846
23,714	Bilia AB, Class A	222,488
30,218	BillerudKorsnas AB	358,727
13,090	Bonava AB, Class B	148,091
29,425	Bravida Holding AB(d)	216,509
8,896	Clas Ohlson AB, Class B(b)	74,996
14,814	Com Hem Holding AB	231,456
38,693	Dometic Group AB(d)	270,945
37,963	Elekta AB, Class B	482,030
33,236	Fabege AB	425,100
10,217	Fastighets AB Balder, Class B(a)	256,887
23,618	Hemfosa Fastigheter AB	292,263
1,633	Hemfosa Fastigheter AB (Preference Shares)	30,731
30,100	Hexpol AB, Class B	278,945
14,717	Holmen AB, Class B	337,665
12,504	Hufvudstaden AB, Class A	185,104
7,524	Indutrade AB	180,779
4,899	Intrum AB	125,105
8,159	Investment AB Latour, Class B	98,911
15,845	JM AB	301,568
74,045	Klovern AB, Class B	85,632
1,929	Klovern AB (Preference Shares)	64,478
28,305	Kungsleden AB	198,358
2,331	Lifco AB, Class B	99,211
11,250	Loomis AB, Class B	348,343
6,487	Mekonomen AB	75,944

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Sweden (continued)
6,900	Modern Times Group Mortgage AB, Class B	$255,323
27,627	Nibe Industrier AB, Class B	288,914
20,530	Nobia AB	130,844
1,344	Nolato AB, Class B	61,982
8,257	Pandox AB, Class B	141,295
48,872	Peab AB, Class B	430,986
90,153	Ratos AB, Class B	243,835
4,614	Saab AB, Class B	181,032
83,229	SAS AB(a)	188,319
3,097	SAS AB (Preference Shares)	186,707
15,565	Scandic Hotels Group AB(d)	142,457
6,708	Sweco AB, Class B	151,485
8,085	Thule Group AB(d)	160,378
19,468	Wallenstam AB, Class B	175,622
19,397	Wihlborgs Fastigheter AB	219,529

		9,601,862

	Switzerland—2.9%
1,975	Allreal Holding AG(a)	303,544
1,183	Alpiq Holding AG(a)	99,965
961	Also Holding AG(a)	109,103
5,675	Arbonia AG(a)	71,311
455	Autoneum Holding AG	88,205
352	Banque Cantonale Vaudoise	263,501
158	Barry Callebaut AG	309,277
20	Belimo Holding AG	89,572
2,226	BKW AG	141,407
736	Bucher Industries AG	203,408
381	Burckhardt Compression Holding AG	126,508
3,343	Cembra Money Bank AG	280,827
129	Conzzeta AG	115,547
645	Daetwyler Holding AG-BR	98,106
4,396	DKSH Holding AG	296,956
211	dormakaba Holding AG(a)	152,497
9,378	EFG International AG(a)	66,287
207	Emmi AG	150,635
423	EMS-Chemie Holding AG	233,388
38,309	Ferrexpo PLC	102,255
1,423	Flughafen Zurich AG	281,799
65	Forbo Holding AG	95,571
6,551	Galenica AG(a)(d)	351,679
26,298	GAM Holding AG(a)	152,941
2,130	Huber + Suhner AG	146,108
2,591	Implenia AG	144,245
101,446	IWG PLC	298,132
9,054	Kudelski SA-BR(a)	63,816
4,683	Landis+Gyr Group AG(a)	284,453
7,902	Logitech International SA	292,780
634	Mobimo Holding AG	141,498
21,302	OC Oerlikon Corp. AG(a)	253,913
2,733	Oriflame Holding AG	64,649
1,832	Panalpina Welttransport Holding AG	224,014
616	Partners Group Holding AG	439,388
421	Rieter Holding AG(a)	56,920
151	Schweiter Technologies AG-BR	171,731
1,585	SFS Group AG(a)	155,837
337	Siegfried Holding AG(a)	135,349

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

89

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN) (continued)

October 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Switzerland (continued)
182	St. Galler Kantonalbank AG	$89,743
234	Straumann Holding AG	159,931
2,338	Sulzer AG	235,218
579	Tecan Group AG	130,777
1,157	Temenos AG(a)	159,305
1,323	Valiant Holding AG	149,674
624	Valora Holding AG(a)	156,326
927	Vat Group AG(a)(d)	93,262
2,710	Vontobel Holding AG	168,382
2,467	Wizz Air Holdings PLC(a)(d)	81,043

		8,480,783

	Tanzania—0.0%
48,097	Acacia Mining PLC(a)	94,243

	United Kingdom—9.2%
29,603	888 Holdings PLC	70,090
226,406	AA PLC	289,579
29,793	Ascential PLC	143,440
43,878	Ashmore Group PLC	197,461
159,052	Assura PLC REIT	106,492
26,037	Auto Trader Group PLC(d)	136,269
7,412	AVEVA Group PLC	247,942
54,360	B&M European Value Retail SA	289,503
109,545	Bca Marketplace PLC	282,042
15,607	Big Yellow Group PLC REIT	171,998
24,793	Bodycote PLC	252,008
23,337	Bovis Homes Group PLC	288,945
30,388	Brewin Dolphin Holdings PLC	127,823
41,788	Britvic PLC	422,351
25,197	BTG PLC(a)	177,719
91,672	Cairn Energy PLC(a)	231,339
82,369	Capital & Counties Properties PLC	263,433
75,520	Card Factory PLC	177,841
59,958	Cineworld Group PLC	225,697
134,205	Coats Group PLC	138,042
11,695	Computacenter PLC	164,077
116,876	Convatec Group PLC(d)	241,928
34,576	Countryside Properties PLC(d)	132,362
5,273	Cranswick PLC	194,716
42,463	Crest Nicholson Holdings PLC	184,908
46,252	Daily Mail & General Trust PLC NV, Class A	413,394
24,392	Dairy Crest Group PLC	149,040
3,225	Dechra Pharmaceuticals PLC	94,200
10,911	Dialog Semiconductor PLC(a)	288,051
9,311	Dignity PLC	118,793
8,928	Diploma PLC	150,012
33,278	Domino’s Pizza Group PLC	120,462
91,841	Drax Group PLC	471,277
18,168	Dunelm Group PLC	138,472
54,348	EI Group PLC(a)	115,414
41,469	Electrocomponents PLC	328,413
79,456	Elementis PLC	208,126
25,902	Equiniti Group PLC(d)	71,322
48,804	Essentra PLC	238,212
64,896	esure Group PLC	231,183
173,516	Firstgroup PLC(a)	189,562

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	United Kingdom (continued)
37,538	Galliford Try PLC	$419,207
4,489	Genus PLC	126,991
10,294	Go-Ahead Group PLC (The)	202,032
34,078	Grafton Group PLC	315,252
47,133	Grainger PLC	163,207
39,045	Great Portland Estates PLC REIT	348,081
12,219	Greggs PLC	181,265
48,216	GVC Holdings PLC	577,267
56,529	Halfords Group PLC	222,757
23,318	Halma PLC	395,672
106,460	Hansteen Holdings PLC REIT	130,860
10,567	Hargreaves Lansdown PLC	252,217
24,803	Hastings Group Holdings PLC(d)	58,662
7,700	Hill & Smith Holdings PLC	97,452
26,453	HomeServe PLC	321,610
57,127	Howden Joinery Group PLC	342,415
23,996	Hunting PLC	206,961
51,774	Ibstock PLC(d)	148,450
62,291	Indivior PLC(a)	149,912
11,008	J D Wetherspoon PLC	173,709
11,303	Jardine Lloyd Thompson Group PLC	272,384
21,887	JD Sports Fashion PLC	114,186
52,594	Jupiter Fund Management PLC	226,471
11,058	Just Eat PLC(a)	85,850
173,671	Just Group PLC	196,943
27,183	Kier Group PLC	304,435
59,731	Lancashire Holdings Ltd.	451,440
67,277	LondonMetric Property PLC REIT	154,992
19,078	Marshalls PLC	104,869
225,283	Marston’s PLC	286,128
83,035	McCarthy & Stone PLC(d)	143,232
81,543	Merlin Entertainments PLC(d)	336,747
2,241	Metro Bank PLC(a)	63,683
40,587	Mitchells & Butlers PLC	134,836
119,381	Mitie Group PLC	221,639
54,441	Moneysupermarket.com Group PLC	204,025
33,188	Morgan Advanced Materials PLC	117,040
47,696	N Brown Group PLC	82,579
58,178	National Express Group PLC	297,496
29,798	Newriver REIT PLC REIT	96,328
28,172	Northgate PLC	135,636
18,993	Ocado Group PLC(a)	207,542
18,129	Onesavings Bank PLC	86,449
39,145	Pagegroup PLC	251,088
42,581	Paragon Group of Cos. PLC (The)	231,560
96,427	Pets at Home Group PLC	135,531
44,084	Playtech PLC	269,813
19,247	Polypipe Group PLC	91,239
263,950	Premier Oil PLC(a)	364,243
30,871	PZ Cussons PLC	86,385
92,982	QinetiQ Group PLC	329,929
2,580	Rathbone Brothers PLC	75,888
250,077	RDI REIT PLC REIT	105,607
25,294	Redrow PLC	170,808
96,766	Renewi PLC	63,429
1,621	Renishaw PLC	87,282

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

90

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN) (continued)

October 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	United Kingdom (continued)
58,755	Restaurant Group PLC (The)	$181,079
26,277	Rightmove PLC	151,811
72,971	Rotork PLC	279,530
19,337	Safestore Holdings PLC REIT	131,940
282,196	Saga PLC	429,446
18,063	Savills PLC	167,330
66,410	Senior PLC	231,655
315,944	Serco Group PLC(a)	387,953
20,703	Shaftesbury PLC REIT	237,286
187,375	SIG PLC	268,627
11,821	Softcat PLC	97,423
13,235	Spectris PLC	362,572
5,878	Spirax-Sarco Engineering PLC	485,937
63,091	Spire Healthcare Group PLC(d)	94,641
60,566	Sports Direct International PLC(a)	252,595
34,098	SSP Group PLC	290,865
23,601	St. Modwen Properties PLC	112,844
134,100	Stagecoach Group PLC	261,817
4,499	Superdry PLC	46,449
32,516	Synthomer PLC	184,470
202,049	TalkTalk Telecom Group PLC	309,802
6,666	Telecom Plus PLC	103,913
58,619	TP ICAP PLC	217,211
100,660	Tritax Big Box REIT PLC REIT	183,796
12,143	Ultra Electronics Holdings PLC	223,116
24,362	Unite Group PLC (The) REIT	265,371
42,071	Vesuvius PLC	292,434
7,854	Victrex PLC	266,140
11,007	WH Smith PLC	273,548
14,256	Workspace Group PLC REIT	175,052

		26,872,302

	United States—0.4%
83,844	Alacer Gold Corp.(a)	137,266
21,134	Cott Corp.	318,961
5,496	Maxar Technologies Ltd.	82,362
110,584	Samsonite International SA(a)(d)	317,389
30,896	Sims Metal Management Ltd.	247,004
73,655	Tahoe Resources, Inc.(a)	174,428

		1,277,410

	Total Common Stocks & Other Equity Interests (Cost $296,483,030)	290,356,049

	Money Market Fund—0.2%
463,847	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 2.08%(e) (Cost $463,847)	463,847

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $296,946,877)—99.7%	290,819,896

Number of Shares		Value
	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—0.6%
1,878,809	Invesco Government & Agency Portfolio—Institutional Class, 2.08%(e)(f) (Cost $1,878,809)	$1,878,809

	Total Investments in Securities (Cost $298,825,686)—100.3%	292,698,705
	Other assets less liabilities—(0.3)%	(836,054)

	Net Assets—100.0%	$291,862,651

Investment Abbreviations:

BR—Bearer Shares

CVA—Dutch Certificates

REIT—Real Estate Investment Trust

RSP—Registered Savings Plan Shares

Rts.—Rights

Wts.—Warrants

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at October 31, 2018.
(c)	Security valued using significant unobservable inputs (Level 3). See Note 5.
(d)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2018 was $9,549,463, which represented 3.27% of the Fund’s Net Assets.

(e)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2018.

(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

91

Schedule of Investments

Invesco FTSE RAFI Emerging Markets ETF (PXH)

October 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests—99.9%
	Brazil—15.0%
1,079,450	Ambev SA	$4,748,476
361,385	B3 SA—Brasil Bolsa Balcao	2,582,086
417,491	Banco Bradesco SA	3,399,947
1,555,034	Banco Bradesco SA (Preference Shares)	14,359,312
1,094,458	Banco do Brasil SA	12,596,064
214,800	Banco Santander Brasil SA	2,440,318
330,055	BR Malls Participacoes SA(a)	1,128,469
103,309	Braskem SA (Preference Shares), Class A	1,450,414
377,300	BRF SA(a)	2,224,491
410,300	CCR SA	1,211,735
224,910	Centrais Eletricas Brasileiras SA(a)	1,422,906
165,300	Centrais Eletricas Brasileiras SA (Preference Shares), Class B(a)	1,183,734
131,079	Cia Brasileira de Distribuicao (Preference Shares), Class A	2,760,264
165,992	Cia de Saneamento Basico do Estado de Sao Paulo	1,249,018
164,180	Cia Energetica de Minas Gerais, Class A	489,733
1,896,523	Cia Energetica de Minas Gerais (Preference Shares)	5,631,619
226,000	Cia Energetica de Sao Paulo (Preference Shares), Class B	1,207,726
34,200	Cia Paranaense de Energia	239,478
171,608	Cia Paranaense de Energia (Preference Shares), Class B	1,211,813
458,082	Cia Siderurgica Nacional SA(a)	1,180,198
289,922	Cielo SA	1,030,279
77,400	Cosan SA	672,002
381,967	Embraer SA	2,152,260
74,555	Fibria Celulose SA	1,442,126
612,917	Gerdau SA (Preference Shares)	2,683,007
1,483,717	Itau Unibanco Holding SA (Preference Shares)	19,672,382
928,109	Itausa—Investimentos Itau SA (Preference Shares)	2,808,439
194,200	Klabin SA	976,097
381,000	Kroton Educacional SA	1,171,361
55,310	Lojas Americanas SA	208,464
194,020	Lojas Americanas SA (Preference Shares)	981,983
112,560	Lojas Renner SA	1,139,388
1,438,500	Metalurgica Gerdau SA (Preference Shares)	3,074,893
352,500	Petrobras Distribuidora SA	2,275,663
1,983,862	Petroleo Brasileiro SA	16,193,484
2,544,547	Petroleo Brasileiro SA (Preference Shares)	18,920,551
147,800	Suzano Papel E Celulose SA	1,506,052
249,043	Telefonica Brasil SA (Preference Shares)	2,897,735
361,966	TIM Participacoes SA	1,129,408
209,696	Ultrapar Participacoes SA	2,498,061
1,499,038	Vale SA	22,886,107

		169,037,543

	Chile—1.2%
7,911,171	Banco de Chile	1,095,266
13,826	Banco de Credito e Inversiones SA	868,822
20,918,924	Banco Santander Chile	1,534,430
832,619	Cencosud SA	1,732,134

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Chile (continued)
408,143	Empresas CMPC SA	$1,396,492
110,854	Empresas COPEC SA	1,552,999
10,239,618	Enel Americas SA	1,612,901
12,147,520	Enel Chile SA	1,056,754
124,026	Latam Airlines Group SA	1,127,352
120,202	S.A.C.I. Falabella	906,225

		12,883,375

	China—30.3%
941,823	Agile Group Holdings Ltd.	1,074,049
16,927,335	Agricultural Bank of China Ltd., H-Shares	7,427,869
22,441	Alibaba Group Holding Ltd. ADR(a)	3,192,906
2,889,602	Aluminum Corp. of China Ltd., H-Shares(a)	1,046,824
307,205	Anhui Conch Cement Co. Ltd., H-Shares	1,587,086
13,087	Baidu, Inc. ADR(a)	2,487,315
53,203,011	Bank of China Ltd., H-Shares	22,667,303
6,244,763	Bank of Communications Co. Ltd., H-Shares	4,683,931
276,552	Beijing Enterprises Holdings Ltd.	1,495,753
111,444	BYD Co. Ltd., H-Shares	722,167
4,103,180	CGN Power Co. Ltd., H-Shares(b)	942,129
6,476,518	China Cinda Asset Management Co. Ltd., H-Shares	1,586,207
5,761,899	China CITIC Bank Corp. Ltd., H-Shares	3,564,713
3,024,660	China Communications Construction Co. Ltd., H-Shares	2,766,387
55,061,958	China Construction Bank Corp., H-Shares	43,687,703
2,102,853	China Everbright Bank Co. Ltd., H-Shares	936,163
793,224	China Evergrande Group	1,892,146
5,276,278	China Huarong Asset Management Co. Ltd., H-Shares(b)	955,726
1,931,454	China Jinmao Holdings Group Ltd.	810,583
2,047,827	China Life Insurance Co. Ltd., H-Shares	4,080,294
2,003,474	China Longyuan Power Group Corp., H-Shares	1,523,166
1,414,464	China Merchants Bank Co. Ltd., H-Shares	5,448,990
580,479	China Merchants Port Holdings Co. Ltd.	987,778
4,437,741	China Minsheng Banking Corp. Ltd., H-Shares	3,271,952
3,137,223	China Mobile Ltd.	29,333,679
4,100,826	China National Building Material Co. Ltd., H-Shares	2,929,386
1,553,441	China Overseas Land & Investment Ltd.	4,864,783
779,385	China Pacific Insurance (Group) Co. Ltd., H-Shares	2,903,034
24,985,867	China Petroleum & Chemical Corp. (Sinopec), H-Shares	20,270,699
5,656,238	China Power International Development Ltd.	1,118,347
1,944,353	China Railway Construction Corp. Ltd., H-Shares	2,460,390
3,045,745	China Railway Group Ltd., H-Shares	2,719,623
838,109	China Resources Beer Holdings Co. Ltd.	2,913,293
977,827	China Resources Land Ltd.	3,317,881
954,498	China Resources Pharmaceutical Group Ltd.(b)	1,400,200
1,787,663	China Resources Power Holdings Co. Ltd.	3,142,332

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

92

Invesco FTSE RAFI Emerging Markets ETF (PXH) (continued)

October 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	China (continued)
1,993,462	China Shenhua Energy Co. Ltd., H-Shares	$4,516,147
459,656	China Taiping Insurance Holdings Co. Ltd.	1,536,213
13,127,010	China Telecom Corp. Ltd., H-Shares	6,195,619
3,709,086	China Unicom Hong Kong Ltd.	3,851,310
331,567	China Vanke Co. Ltd., H-Shares	1,021,423
1,717,380	Chongqing Rural Commercial Bank Co. Ltd., H-Shares	946,384
1,897,520	CITIC Ltd.	2,846,498
647,655	CITIC Securities Co. Ltd., H-Shares	1,140,092
11,050,773	CNOOC Ltd.	18,973,825
1,230,362	Country Garden Holdings Co. Ltd.	1,316,776
140,054	Country Garden Services Holdings Co. Ltd.(a)	180,798
21,693	Ctrip.com International Ltd. ADR(a)	721,943
1,649,578	Dongfeng Motor Group Co. Ltd., H-Shares	1,624,454
178,391	ENN Energy Holdings Ltd.	1,516,667
842,160	Fosun International Ltd.	1,228,960
9,076,626	GCL-Poly Energy Holdings Ltd.(a)	538,387
434,127	Geely Automobile Holdings Ltd.	830,664
10,671,653	GOME Retail Holdings Ltd.(a)	1,061,802
1,354,184	Great Wall Motor Co. Ltd., H-Shares	801,517
839,971	Guangdong Investment Ltd.	1,500,063
713,307	Guangzhou R&F Properties Co. Ltd., H-Shares	1,119,177
1,206,053	Haitong Securities Co. Ltd., H-Shares	1,213,838
183,542	Hengan International Group Co. Ltd.	1,453,932
4,718,503	Huaneng Power International, Inc., H-Shares	2,630,285
488,867	Huatai Securities Co. Ltd., H-Shares(b)	785,739
41,249,595	Industrial & Commercial Bank of China Ltd., H-Shares	27,887,702
673,800	Inner Mongolia Yitai Coal Co. Ltd., Class B	800,474
29,373	JD.com, Inc., Class A ADR(a)	690,853
925,337	Jiangxi Copper Co. Ltd., H-Shares	1,019,837
375,952	Kingboard Holdings Ltd.	1,007,091
1,805,125	Kunlun Energy Co. Ltd.	2,049,342
445,319	Legend Holdings Corp., H-Shares(b)	1,209,952
10,427,813	Lenovo Group Ltd.	6,637,598
494,530	Longfor Group Holdings Ltd.	1,201,093
3,164	NetEase, Inc. ADR	657,637
238,102	New China Life Insurance Co. Ltd., H-Shares	1,113,151
5,703,522	People’s Insurance Co. Group of China Ltd. (The), H-Shares	2,328,146
14,500,086	PetroChina Co. Ltd., H-Shares	10,616,947
3,498,037	PICC Property & Casualty Co. Ltd., H-Shares	3,391,214
980,204	Ping An Insurance Group Co. of China Ltd., H-Shares	9,233,878
3,029,674	Postal Savings Bank of China Co. Ltd., H-Shares(b)	1,808,668
782,591	Shimao Property Holdings Ltd.	1,531,360
2,054,506	Sino-Ocean Group Holding Ltd.	804,568
1,019,142	Sinopec Engineering Group Co. Ltd., H-Shares	947,719
633,294	Sinopharm Group Co. Ltd., H-Shares	3,053,616

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	China (continued)
1,813,068	SOHO China Ltd.	$615,195
299,567	Sunac China Holdings Ltd.	813,937
140,981	Tencent Holdings Ltd.	4,801,634
957,481	Yangzijiang Shipbuilding Holdings Ltd.	857,363
608,809	Yanzhou Coal Mining Co. Ltd., H-Shares	575,462
5,794,317	Yuexiu Property Co. Ltd.	916,518

		342,336,255

	Hong Kong—0.1%
322,368	Haier Electronics Group Co. Ltd.(a)	673,570
2,716,082	Skyworth Digital Holdings Ltd.	627,103

		1,300,673

	India—7.2%
86,270	Axis Bank Ltd. GDR(a)(b)	3,399,038
30,660	GAIL India Ltd. GDR(b)	922,866
60,440	HDFC Bank Ltd. ADR	5,373,720
1,296,675	Infosys Ltd. ADR	12,279,512
357,567	Invesco India ETF(a)(c)	7,884,352
734,073	iShares MSCI India ETF	22,161,664
74,412	Larsen & Toubro Ltd. GDR(b)	1,306,675
155,918	Mahindra & Mahindra Ltd. GDR(b)	1,613,751
414,827	Reliance Industries Ltd. GDR(b)	11,843,311
103,292	State Bank of India GDR(a)(b)	3,909,602
159,594	Tata Motors Ltd. ADR(a)	1,948,643
345,628	Tata Steel Ltd. GDR(b)	2,502,347
283,867	Vedanta Ltd. ADR	3,162,278
583,126	Wipro Ltd. ADR	3,014,762

		81,322,521

	Indonesia—1.6%
5,405,917	PT Astra International Tbk	2,809,192
1,272,894	PT Bank Central Asia Tbk	1,980,197
5,096,064	PT Bank Mandiri Persero Tbk	2,296,204
2,301,009	PT Bank Negara Indonesia Persero Tbk	1,108,692
13,636,105	PT Bank Rakyat Indonesia Persero Tbk	2,825,439
1,858,131	PT Indofood Sukses Makmur Tbk	730,297
8,679,624	PT Perusahaan Gas Negara Persero Tbk	1,267,473
15,524,659	PT Telekomunikasi Indonesia Persero Tbk	3,931,586
442,230	PT United Tractors Tbk	974,491

		17,923,571

	Malaysia—2.5%
1,278,400	Axiata Group Bhd	1,041,784
2,473,600	CIMB Group Holdings Bhd	3,381,286
804,600	DiGi.com Bhd	828,731
613,900	Genting Bhd	1,076,837
916,800	Genting Malaysia Bhd	983,733
862,500	IOI Corp. Bhd	927,530
2,132,300	Malayan Banking Bhd	4,835,829
893,300	Petronas Chemicals Group Bhd	1,996,022
797,700	Public Bank Bhd	4,689,550
7,350,800	Sapura Energy Bhd(a)	597,269
2,109,900	Sime Darby Bhd	1,109,280
815,300	Sime Darby Plantation Bhd	1,024,848
1,688,100	Tenaga Nasional Bhd	5,930,236

		28,422,935

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

93

Invesco FTSE RAFI Emerging Markets ETF (PXH) (continued)

October 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Mexico—3.8%
1,884,765	Alfa SAB de CV, Class A	$1,992,633
15,226,224	America Movil SAB de CV, Series L	11,060,084
10,273,394	Cemex SAB de CV, Series CPO(a)(d)	5,144,053
219,855	Coca-Cola Femsa SAB de CV, Series L	1,257,834
1,157,175	Fibra Uno Administracion SA de CV REIT	1,247,402
650,974	Fomento Economico Mexicano SAB de CV, Series CPO(e)	5,551,168
458,801	Grupo Bimbo SAB de CV, Series A	862,050
692,610	Grupo Financiero Banorte SAB de CV, Class O	3,822,334
1,516,767	Grupo Mexico SAB de CV, Series B	3,510,487
822,148	Grupo Televisa SAB, Series CPO(f)	2,377,413
43,061	Industrias Penoles SAB de CV	608,778
414,478	Mexichem SAB de CV	1,098,261
1,871,183	Wal-Mart de Mexico SAB de CV	4,793,688

		43,326,185

	Poland—1.4%
91,054	Bank Polska Kasa Opieki SA	2,488,769
87,523	KGHM Polska Miedz SA(a)	1,985,093
347,369	PGE Polska Grupa Energetyczna SA(a)	953,087
150,273	Polski Koncern Naftowy ORLEN SA	3,618,588
667,000	Polskie Gornictwo Naftowe i Gazownictwo SA(a)	1,090,032
245,768	Powszechna Kasa Oszczednosci Bank Polski SA	2,561,908
297,632	Powszechny Zaklad Ubezpieczen SA	3,044,268

		15,741,745

	Russia—9.9%
6,445,828	Gazprom PJSC ADR	30,540,333
360,956	LUKOIL PJSC ADR	26,963,413
256,413	Magnit PJSC GDR(b)	3,421,831
286,101	MMC Norilsk Nickel PJSC ADR	4,743,555
485,547	Mobile TeleSystems PJSC ADR	3,889,231
25,500	Novatek PJSC GDR(b)	4,322,250
1,127,840	Rosneft Oil Co. PJSC GDR(b)	7,928,715
1,020,280	RusHydro PJSC ADR	799,900
1,057,911	Sberbank of Russia PJSC ADR	12,483,350
113,015	Severstal PJSC GDR(b)	1,752,863
355,904	Sistema PJSFC GDR(b)	821,426
419,679	Surgutneftegas PJSC ADR	1,670,322
455,225	Surgutneftegas PJSC (Preference Shares) ADR	2,601,611
103,712	Tatneft PJSC ADR	7,307,548
2,154,595	VTB Bank PJSC GDR(b)	2,714,790

		111,961,138

	South Africa—5.8%
376,112	Absa Group Ltd.	3,797,989
216,183	AngloGold Ashanti Ltd.	2,090,788
61,647	Aspen Pharmacare Holdings Ltd.	651,278
115,978	Barloworld Ltd.	942,511
94,833	Bid Corp. Ltd.	1,776,981
75,651	Bidvest Group Ltd. (The)	941,497
104,995	Exxaro Resources Ltd.	1,072,970
846,550	FirstRand Ltd.	3,686,896
54,720	Foschini Group Ltd. (The)	597,441

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	South Africa (continued)
598,510	Gold Fields Ltd.	$1,588,461
848,038	Growthpoint Properties Ltd. REIT	1,300,808
549,792	Impala Platinum Holdings Ltd.(a)	1,012,738
104,565	Imperial Holdings Ltd.	1,153,623
130,031	Investec Ltd.	808,123
468,096	Life Healthcare Group Holdings Ltd.	776,660
485,773	MMI Holdings Ltd.(a)	587,221
41,748	Mr Price Group Ltd.	653,012
826,575	MTN Group Ltd.	4,786,060
17,315	Naspers Ltd., Class N	3,040,193
95,975	Nedbank Group Ltd.	1,617,885
568,581	Netcare Ltd.	956,090
1,541,299	Redefine Properties Ltd. REIT	1,001,003
110,289	Remgro Ltd.	1,420,453
480,318	Sanlam Ltd.	2,415,536
258,073	Sappi Ltd.	1,449,561
324,451	Sasol Ltd.	10,634,676
111,712	Shoprite Holdings Ltd.	1,364,034
970,185	Sibanye Gold Ltd.(a)	672,797
82,973	SPAR Group Ltd. (The)	988,006
490,296	Standard Bank Group Ltd.	5,423,181
10,187,472	Steinhoff International Holdings NV(a)	1,241,849
253,638	Telkom SA SOC Ltd.	921,539
36,535	Tiger Brands Ltd.	652,156
129,249	Truworths International Ltd.	708,293
215,563	Vodacom Group Ltd.	1,816,036
353,810	Woolworths Holdings Ltd.	1,220,320

		65,768,665

	Taiwan—15.3%
2,212,000	Acer, Inc.(a)	1,551,252
1,583,000	ASE Technology Holding Co. Ltd.(a)	3,192,296
1,149,000	Asia Cement Corp.	1,216,099
247,738	Asustek Computer, Inc.	1,833,436
10,386,000	AU Optronics Corp.	4,094,923
235,000	Catcher Technology Co. Ltd.	2,365,721
3,338,440	Cathay Financial Holding Co. Ltd.	5,286,610
327,760	Chailease Holding Co. Ltd.	934,248
889,894	Cheng Shin Rubber Industry Co. Ltd.	1,252,460
6,467,000	China Development Financial Holding Corp.	2,075,342
1,262,376	China Life Insurance Co. Ltd.	1,199,427
3,178,360	China Steel Corp.	2,506,285
1,478,000	Chunghwa Telecom Co. Ltd.	5,230,294
1,811,054	Compal Electronics, Inc.	997,915
7,603,838	CTBC Financial Holding Co. Ltd.	5,074,468
825,506	Delta Electronics, Inc.	3,468,176
2,653,947	E.Sun Financial Holding Co. Ltd.	1,758,262
1,841,000	Far Eastern New Century Corp.	1,847,366
618,000	Far EasTone Telecommunications Co. Ltd.	1,471,952
2,830,321	First Financial Holding Co. Ltd.	1,788,216
1,213,920	Formosa Chemicals & Fibre Corp.	4,393,855
410,000	Formosa Petrochemical Corp.	1,616,521
1,304,280	Formosa Plastics Corp.	4,257,256
591,102	Foxconn Technology Co. Ltd.	1,253,152
3,148,928	Fubon Financial Holding Co. Ltd.	4,930,536
7,319,064	Hon Hai Precision Industry Co. Ltd.	18,638,860
539,233	HTC Corp.(a)	585,536

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

94

Invesco FTSE RAFI Emerging Markets ETF (PXH) (continued)

October 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Taiwan (continued)
11,114,490	Innolux Corp.	$3,365,633
1,899,000	Inventec Corp.	1,531,204
12,000	Largan Precision Co. Ltd.	1,299,163
1,435,313	Lite-On Technology Corp.	1,646,693
616,091	MediaTek, Inc.	4,529,642
3,115,080	Mega Financial Holding Co. Ltd.	2,632,561
1,380,940	Nan Ya Plastics Corp.	3,431,932
285,000	Novatek Microelectronics Corp.	1,257,231
1,946,106	Pegatron Corp.	3,540,890
805,740	Pou Chen Corp.	816,338
345,200	Powertech Technology, Inc.	754,145
151,000	President Chain Store Corp.	1,703,099
1,400,000	Quanta Computer, Inc.	2,210,193
5,551,998	Shin Kong Financial Holding Co. Ltd.	1,821,180
3,112,120	SinoPac Financial Holdings Co. Ltd.	1,056,047
2,994,326	Taishin Financial Holding Co. Ltd.	1,330,575
56,126	Taishin Financial Holding Co. Ltd. Rts. expiring 11/28/18(a)	5,442
2,134,697	Taiwan Cement Corp.	2,393,885
1,817,980	Taiwan Cooperative Financial Holding Co. Ltd.	1,022,294
518,400	Taiwan Mobile Co. Ltd.	1,851,249
4,703,000	Taiwan Semiconductor Manufacturing Co. Ltd.	35,565,459
1,325,000	Tatung Co. Ltd.(a)	1,541,544
456,000	TPK Holding Co. Ltd.	707,365
1,375,941	Uni-President Enterprises Corp.	3,330,575
8,614,000	United Microelectronics Corp.	3,284,917
2,173,000	Walsin Lihwa Corp.	1,077,968
3,296,875	Wistron Corp.	2,013,733
4,369,671	Yuanta Financial Holding Co. Ltd.	2,118,252

		172,659,673

	Thailand—4.1%
485,443	Advanced Info Service PCL NVDR	2,870,191
850,442	Bangchak Corp. PCL NVDR	846,594
219,324	Bangkok Bank PCL (Foreign Shares)	1,369,534
2,189,373	Banpu PCL NVDR	1,149,173
3,147,737	Charoen Pokphand Foods PCL NVDR	2,397,597
786,341	CP ALL PCL NVDR	1,595,217
4,561,389	IRPC PCL NVDR	839,351
289,291	Kasikornbank PCL NVDR	1,740,982
401,931	Kasikornbank PCL (Foreign Shares)	2,418,861
3,475,723	Krung Thai Bank PCL NVDR	2,107,452
826,018	PTT Exploration & Production PCL NVDR	3,476,003
972,918	PTT Global Chemical PCL NVDR	2,267,207
8,214,707	PTT PCL NVDR	12,638,011
341,507	Siam Cement PCL (The) NVDR	4,306,182
948,137	Siam Commercial Bank PCL (The) NVDR	3,932,695
535,315	Thai Oil PCL NVDR	1,368,565
616,943	Thanachart Capital PCL NVDR	981,712

		46,305,327

	Turkey—1.2%
1,190,880	Akbank T.A.S.	1,404,836
65,281	BIM Birlesik Magazalar AS	925,046
577,849	Eregli Demir ve Celik Fabrikalari TAS	934,327
861,752	Haci Omer Sabanci Holding AS	1,095,011

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Turkey (continued)
595,013	KOC Holding AS	$1,654,436
83,974	Tupras Turkiye Petrol Rafinerileri AS	1,973,725
318,264	Turk Hava Yollari AO(a)	798,031
568,054	Turkcell Iletisim Hizmetleri AS	1,150,646
1,072,006	Turkiye Garanti Bankasi AS	1,337,305
863,261	Turkiye Halk Bankasi AS	950,569
1,203,734	Turkiye Is Bankasi AS, Class C	857,155
795,364	Turkiye Vakiflar Bankasi TAO, Class D	485,454

		13,566,541

	United Kingdom—0.1%
38,598	Mondi Ltd.	922,405

	United States—0.4%
1,482,882	JBS SA	4,091,948

	Total Common Stocks & Other Equity Interests (Cost $1,103,973,871)	1,127,570,500

	Money Market Fund—0.0%
537,146	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 2.08%(g) (Cost $537,146)	537,146

	Total Investments in Securities (Cost $1,104,511,017)—99.9%	1,128,107,646
	Other assets less liabilities—0.1%	1,225,243

	Net Assets—100.0%	$1,129,332,889

Investment Abbreviations:

ADR—American Depositary Receipt

ETF—Exchange-Traded Fund

GDR—Global Depositary Receipt

NVDR—Non-voting Depositary Receipt

REIT—Real Estate Investment Trust

Rts.—Rights

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2018 was $53,561,879, which represented 4.74% of the Fund’s Net Assets.

(c)	Affiliated company. The Fund’s Adviser also serves as the adviser for the Invesco India ETF and therefore, Invesco India ETF is considered to be affiliated with the Fund. See Note 4.
(d)	Each CPO for Cemex SAB de CV represents two Series A shares and one Series B share.
(e)	Each CPO for Fomento Economico Mexicano SAB de CV represents one Series B share and four Series D shares.
(f)	Each CPO for Grupo Televisa SAB represents twenty-five Series A shares, twenty-two Series B shares, thirty-five Series D shares and thirty-five Series L shares.
(g)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2018.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

95

Schedule of Investments

Invesco Global Agriculture ETF (PAGG)

October 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests—99.6%
	Australia—4.0%
45,225	Costa Group Holdings Ltd.	$195,525
19,224	Elders Ltd.	99,326
36,691	GrainCorp Ltd., Class A	214,279
53,246	Nufarm Ltd.	215,107
15,488	Select Harvests Ltd.	56,642

		780,879

	Brazil—0.7%
8,400	SLC Agricola SA	129,081

	Chile—4.2%
18,725	Sociedad Quimica y Minera de Chile SA (Preference Shares), Series B	808,210

	China—1.6%
416,738	China Agri-Industries Holdings Ltd.	139,278
243,736	China BlueChemical Ltd., H-Shares	83,324
451,473	China Modern Dairy Holdings Ltd.(a)	56,438
336,912	Sinofert Holdings Ltd.(a)	37,820

		316,860

	France—0.3%
1,022	Vilmorin & Cie SA	60,910

	Germany—3.3%
33,829	K+S AG	631,294

	Hong Kong—0.5%
1,226,440	C.P. Pokphand Co. Ltd.	106,383

	India—1.2%
1,248,970	Golden Agri-Resources Ltd.	229,988

	Indonesia—1.8%
72,567	PT Astra Agro Lestari Tbk	57,281
680,434	PT Charoen Pokphand Indonesia Tbk	246,169
535,320	PT Perusahaan Perkebunan London Sumatra Indonesia Tbk	45,424

		348,874

	Ireland—0.5%
16,686	Origin Enterprises PLC	107,198

	Israel—4.9%
132,123	Israel Chemicals Ltd.	761,743
624	Israel Corp. Ltd. (The)	182,563

		944,306

	Japan—2.2%
5,181	Hokuto Corp.	88,466
17,802	Kumiai Chemical Industry Co. Ltd.	110,735
7,103	Sakata Seed Corp.	224,693

		423,894

	Malaysia—8.9%
126,700	Boustead Plantations Bhd	28,613
282,100	FGV Holdings Bhd	94,382
45,600	Genting Plantations Bhd	105,159
379,290	IOI Corp. Bhd	407,887
66,174	Kuala Lumpur Kepong Bhd	394,087
498,700	Sime Darby Plantation Bhd	626,876
11,400	United Plantations Bhd	72,958

		1,729,962

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Netherlands—2.3%
15,812	OCI NV(a)	$450,403

	Norway—4.0%
17,744	Yara International ASA	765,709

	Russia—4.2%
61,823	PhosAgro PJSC GDR(b)	809,881

	Singapore—4.6%
71,780	First Resources Ltd.	81,898
350,658	Wilmar International Ltd.	800,173

		882,071

	South Korea—0.2%
3,612	Namhae Chemical Corp.	31,855

	Taiwan—1.0%
140,099	Taiwan Fertilizer Co. Ltd.(a)	190,161

	United Kingdom—1.3%
842,489	Sirius Minerals PLC(a)	248,023

	United States—47.9%
4,290	American Vanguard Corp.	69,069
32,521	Archer-Daniels-Midland Co.	1,536,617
20,926	Bunge Ltd.	1,293,227
27,245	CF Industries Holdings, Inc.	1,308,577
22,671	Darling Ingredients, Inc.(a)	468,383
19,181	FMC Corp.	1,497,652
5,152	Fresh Del Monte Produce, Inc.	170,171
8,104	Ingredion, Inc.	819,963
16,074	Intrepid Potash, Inc.(a)	63,492
52,417	Mosaic Co. (The)	1,621,782
6,273	Scotts Miracle-Gro Co. (The)	418,660

		9,267,593

	Total Investments in Securities (Cost $19,359,642)—99.6%	19,263,535
	Other assets less liabilities—0.4%	85,060

	Net Assets—100.0%	$19,348,595

Investment Abbreviations:

GDR—Global Depositary Receipt

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at October 31, 2018 represented 4.19% of the Fund’s Net Assets.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

96

Schedule of Investments

Invesco Global Clean Energy ETF (PBD)

October 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests—99.9%
	Austria—0.7%
8,632	Verbund AG	$348,185

	Canada—5.3%
44,799	Ballard Power Systems, Inc.(a)(b)	167,154
55,280	Boralex, Inc., Class A	715,599
46,625	Canadian Solar, Inc.(a)(b)	666,738
39,414	Innergex Renewable Energy, Inc.	366,453
85,965	TransAlta Renewables, Inc.	710,238

		2,626,182

	Chile—1.6%
18,002	Sociedad Quimica y Minera de Chile SA ADR(a)	788,668

	China—10.2%
123,986	BYD Co. Ltd., H-Shares	803,440
962,328	China Longyuan Power Group Corp., H-Shares	731,622
618,732	China Power Clean Energy Development Co. Ltd.	177,583
572,778	China Singyes Solar Technologies Holdings Ltd.(c)	117,816
6,491	Daqo New Energy Corp. ADR(b)	138,583
9,565,407	GCL-Poly Energy Holdings Ltd.(b)	567,379
2,533,171	Huaneng Renewables Corp. Ltd., H-Shares	649,498
15,865	JinkoSolar Holding Co. Ltd. ADR(a)(b)	127,872
50,848	Kandi Technologies Group, Inc.(a)(b)	244,579
511,098	Wasion Holdings Ltd.	251,005
731,628	Xinjiang Goldwind Science & Technology Co. Ltd., H-Shares	545,030
2,250,763	Xinyi Solar Holdings Ltd.	703,417

		5,057,824

	Denmark—4.0%
10,798	Novozymes A/S, Class B	533,775
11,947	Orsted A/S(d)	759,309
11,379	Vestas Wind Systems A/S	713,877

		2,006,961

	Finland—0.4%
34,034	Caverion Oyj(a)(b)	213,056

	France—0.3%
7,100	Albioma SA	138,207

	Germany—6.0%
31,085	Cropenergies AG	138,594
27,514	Encavis AG	186,425
72,704	Nordex SE(b)	678,788
21,325	OSRAM Licht AG	865,493
65,348	Pne AG	179,183
28,061	Senvion SA(b)	159,608
19,247	SMA Solar Technology AG	449,241
23,132	VERBIO Vereinigte BioEnergie AG	136,290
10,377	Voltabox AG(b)	187,535

		2,981,157

	Guernsey—1.6%
536,370	Renewables Infrastructure Group Ltd. (The)	781,295

	Hong Kong—2.3%
325,985	Canvest Environmental Protection Group Co. Ltd.(d)	173,401

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Hong Kong (continued)
659,235	China High Speed Transmission Equipment Group Co. Ltd.	$614,716
20,261,626	FDG Electric Vehicles Ltd.(b)	199,013
4,372,491	Panda Green Energy Group Ltd.(b)	164,539

		1,151,669

	Ireland—1.7%
19,596	Kingspan Group PLC	852,604

	Italy—0.4%
94,934	Falck Renewables SpA	192,326

	Japan—6.8%
25,350	EF-ON, Inc.	242,819
18,569	eRex Co. Ltd.	154,666
34,592	GS Yuasa Corp.	711,120
56,576	Meidensha Corp.	799,599
17,716	Renova, Inc.(a)(b)	192,772
43,367	Takuma Co. Ltd.	551,046
19,522	Tanaka Chemical Corp.(a)(b)	185,784
28,337	West Holdings Corp.	286,496
27,500	W-Scope Corp.	273,160

		3,397,462

	Netherlands—1.6%
32,058	Signify NV(d)	791,848

	New Zealand—1.6%
103,197	Contact Energy Ltd.	376,697
181,763	Mercury NZ Ltd.	403,550

		780,247

	Norway—0.8%
437,864	NEL ASA(b)	225,055
27,957	Scatec Solar ASA(d)	190,927

		415,982

	South Korea—4.7%
7,130	CS Wind Corp.	188,957
6,471	Ecopro Co. Ltd.(b)	224,019
3,800	Samsung SDI Co. Ltd.	785,310
53,455	Seoul Semiconductor Co. Ltd.	959,286
116,678	Unison Co. Ltd.(b)	199,148

		2,356,720

	Spain—4.4%
33,544	Atlantica Yield PLC	657,798
96,862	Audax Renovables SA(a)(b)	173,953
76,589	EDP Renovaveis SA	689,026
58,256	Siemens Gamesa Renewable Energy SA(b)	646,340

		2,167,117

	Sweden—1.7%
78,354	Nibe Industrier AB, Class B	819,401

	Switzerland—3.0%
2,061	Credit Suisse Real Estate Fund Green Property(b)	266,359
262	Gurit Holding AG(b)	238,063
13,937	Landis+Gyr Group AG(a)(b)	846,556
255,557	Meyer Burger Technology AG(a)(b)	134,143

		1,485,121

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

97

Invesco Global Clean Energy ETF (PBD) (continued)

October 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Taiwan—4.3%
916,131	Epistar Corp.	$827,517
271,000	Everlight Electronics Co. Ltd.	232,964
46,000	Gigasolar Materials Corp.(b)	125,915
454,000	Lextar Electronics Corp.(b)	242,090
570,000	Motech Industries, Inc.(b)	119,736
258,000	Sino-American Silicon Products, Inc.(b)	480,264
572,241	United Renewable Energy Co. Ltd./Taiwan(b)	127,050

		2,155,536

	Thailand—3.1%
1,068,666	BCPG PCL NVDR	602,837
405,586	Energy Absolute PCL NVDR	605,626
294,142	SPCG PCL NVDR	179,236
7,648,140	Super Energy Corp. PCL NVDR(b)	161,499

		1,549,198

	United Kingdom—4.7%
122,974	Drax Group PLC	631,034
421,209	GCP Infrastructure Investments Ltd.	674,902
469,954	Greencoat UK Wind PLC	777,026
24,779	Ricardo PLC	224,795

		2,307,757

	United States—28.7%
5,822	Acuity Brands, Inc.	731,476
20,491	Ameresco, Inc., Class A(b)	335,438
39,272	Clearway Energy, Inc., Class C	770,124
23,853	Cree, Inc.(b)	925,973
44,566	Enphase Energy, Inc.(a)(b)	202,330
13,732	First Solar, Inc.(b)	573,998
34,010	Green Plains, Inc.	579,530
44,287	Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	918,955
14,550	Itron, Inc.(b)	758,637
57,684	LSI Industries, Inc.	249,195
70,196	Maxwell Technologies, Inc.(a)(b)	206,376
6,956	Ormat Technologies, Inc.	355,939
38,165	Pattern Energy Group, Inc., Class A	683,917
102,419	Plug Power, Inc.(a)(b)	189,475
2,280,511	REC Silicon ASA(a)(b)	163,612
21,677	Renewable Energy Group, Inc.(b)	673,721
16,111	SolarEdge Technologies, Inc.(a)(b)	623,979
86,985	SunPower Corp.(a)(b)	522,780
54,905	Sunrun, Inc.(b)	673,135
57,868	TerraForm Power, Inc., Class A	652,172
3,213	Tesla, Inc.(b)	1,083,809
27,793	TPI Composites, Inc.(b)	702,051
7,913	Universal Display Corp.	973,378
25,782	Veeco Instruments, Inc.(b)	245,187
38,830	Vivint Solar, Inc.(a)(b)	201,528
9,171	Willdan Group, Inc.(b)	276,964

		14,273,679

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $48,163,480)—99.9%	49,638,202

Number of Shares		Value
	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—11.3%
5,591,715	Invesco Government & Agency Portfolio—Institutional Class, 2.08%(e)(f) (Cost $5,591,715)	$5,591,715

	Total Investments in Securities (Cost $53,755,195)—111.2%	55,229,917
	Other assets less liabilities—(11.2)%	(5,568,817)

	Net Assets—100.0%	$49,661,100

Investment Abbreviations:

ADR—American Depositary Receipt

NVDR—Non-voting Depositary Receipt

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	All or a portion of this security was out on loan at October 31, 2018.
(b)	Non-income producing security.
(c)	Security valued using significant unobservable inputs (Level 3). See Note 5.
(d)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2018 was $1,915,485, which represented 3.86% of the Fund’s Net Assets.

(e)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2018.

(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

98

Schedule of Investments

Invesco Global Gold and Precious Metals ETF (PSAU)

October 31, 2018

Number of Shares		Value
	Common Stocks—99.8%
	Australia—17.2%
255,951	Evolution Mining Ltd.	$540,588
111,058	Newcrest Mining Ltd.	1,622,262
102,804	Northern Star Resources Ltd.	639,731
103,508	OceanaGold Corp.	298,721
84,598	Regis Resources Ltd.	253,026
126,973	Resolute Mining Ltd.	93,592
122,084	Saracen Mineral Holdings Ltd.(a)	211,991
82,883	St. Barbara Ltd.	244,372

		3,904,283

	Brazil—1.5%
149,532	Yamana Gold, Inc.	340,454

	Canada—46.5%
25,802	Agnico Eagle Mines Ltd.	913,606
65,267	Alamos Gold, Inc., Class A	261,416
140,860	B2Gold Corp.(a)	348,597
173,860	Barrick Gold Corp.	2,183,096
35,723	Centerra Gold, Inc.(a)	139,818
29,346	Detour Gold Corp.(a)	216,981
133,179	Eldorado Gold Corp.(a)	89,242
28,764	First Majestic Silver Corp.(a)	160,110
25,168	Fortuna Silver Mines, Inc.(a)	95,823
25,770	Franco-Nevada Corp.	1,613,409
136,725	Goldcorp, Inc.	1,237,891
72,731	IAMGOLD Corp.(a)	250,329
209,562	Kinross Gold Corp.(a)	545,747
26,910	Kirkland Lake Gold Ltd.	529,286
12,765	MAG Silver Corp.(a)	91,953
97,071	New Gold, Inc.(a)	77,612
14,932	Osisko Gold Royalties Ltd.	114,612
24,153	Pan American Silver Corp.	356,617
51,849	SEMAFO, Inc.(a)	113,707
20,115	SSR Mining, Inc.(a)	197,589
14,236	Torex Gold Resources, Inc.(a)	129,975
51,904	Wheaton Precious Metals Corp.	855,285

		10,522,701

	China—2.1%
145,947	Zhaojin Mining Industry Co. Ltd., H-Shares	128,830
960,916	Zijin Mining Group Co. Ltd., H-Shares	356,694

		485,524

	Egypt—1.1%
193,673	Centamin PLC	246,228

	Ivory Coast—0.9%
12,637	Endeavour Mining Corp.(a)	194,282

	Japan—0.6%
6,641	Asahi Holdings, Inc.	142,112

	Jersey Island—4.7%
13,635	Randgold Resources Ltd.	1,071,460

	Mexico—1.5%
30,881	Fresnillo PLC	334,842

	Peru—0.4%
41,826	Hochschild Mining PLC	84,226

Number of Shares		Value
	Common Stocks (continued)
	Russia—2.0%
40,363	Highland Gold Mining Ltd.	$74,627
40,964	Polymetal International PLC	379,059

		453,686

	South Africa—8.0%
10,397	Anglo American Platinum Ltd.	339,330
57,290	AngloGold Ashanti Ltd.	554,073
108,853	Gold Fields Ltd.	288,899
70,275	Harmony Gold Mining Co. Ltd.	132,923
72,663	Impala Platinum Holdings Ltd.(a)	133,848
76,954	Northam Platinum Ltd.(a)	202,570
239,429	Sibanye Gold Ltd.(a)	166,038

		1,817,681

	Tanzania—0.2%
24,760	Acacia Mining PLC(a)	48,515

	Turkey—0.3%
7,667	Koza Altin Isletmeleri AS(a)	61,601

	United States—12.8%
29,472	Coeur Mining, Inc.(a)	140,876
75,959	Hecla Mining Co.	182,302
57,364	Newmont Mining Corp.	1,773,695
8,785	Royal Gold, Inc.	673,194
52,495	Tahoe Resources, Inc.(a)	124,317

		2,894,384

	Total Common Stocks (Cost $30,721,834)	22,601,979

	Money Market Fund—0.2%
35,665	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 2.08%(b) (Cost $35,665)	35,665

	Total Investments in Securities (Cost $30,757,499)—100.0%	22,637,644
	Other assets less liabilities—(0.0)%	(9,636)

	Net Assets—100.0%	$22,628,008

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2018.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

99

Schedule of Investments

Invesco Global Water ETF (PIO)

October 31, 2018

Number of Shares		Value
	Common Stocks—99.8%
	Brazil—1.4%
314,841	Cia de Saneamento Basico do Estado de Sao Paulo	$2,369,042

	Canada—0.6%
39,246	Stantec, Inc.	1,023,848

	Cayman Islands—0.1%
8,998	Consolidated Water Co. Ltd.	110,675

	China—2.9%
4,201,229	Beijing Enterprises Water Group Ltd.	2,138,289
2,480,198	CT Environmental Group Ltd.	112,313
1,381,899	Guangdong Investment Ltd.	2,467,866

		4,718,468

	Finland—0.2%
23,506	Uponor Oyj	255,015

	France—7.5%
387,742	Suez	5,616,845
338,992	Veolia Environnement SA	6,767,749

		12,384,594

	Hong Kong—0.4%
779,060	China Water Affairs Group Ltd.	702,599

	Italy—0.9%
27,214	ACEA SpA	357,992
421,378	Hera SpA	1,164,959

		1,522,951

	Japan—5.2%
80,134	Kurita Water Industries Ltd.	1,976,101
10,851	METAWATER Co. Ltd.	278,258
70,525	Miura Co. Ltd.	1,727,895
4,264	Torishima Pump Manufacturing Co. Ltd.	35,101
125,254	TOTO Ltd.	4,494,960

		8,512,315

	Netherlands—1.9%
69,897	Aalberts Industries NV	2,569,935
43,674	Arcadis NV(a)	591,343

		3,161,278

	Singapore—0.1%
164,928	CITIC Envirotech Ltd.	47,640
146,405	SIIC Enviornment Holdings Ltd.	28,545

		76,185

	South Korea—1.0%
26,115	Coway Co. Ltd.	1,611,061

	Spain—1.5%
29,798	Acciona SA	2,518,015

	Switzerland—5.0%
21,054	Geberit AG	8,252,900

	Taiwan—0.0%
32,000	Forest Water Environment Engineering Co. Ltd.	58,534

Number of Shares		Value
	Common Stocks (continued)
	United Kingdom—23.0%
234,291	Halma PLC	$3,975,570
149,195	HomeServe PLC	1,813,881
397,903	Pennon Group PLC	3,793,833
329,466	Pentair PLC	13,228,060
131,852	Polypipe Group PLC	625,038
236,598	Severn Trent PLC	5,632,091
33,801	Spirax-Sarco Engineering PLC	2,794,342
657,775	United Utilities Group PLC	6,106,867

		37,969,682

	United States—48.1%
109,100	A.O. Smith Corp.	4,967,323
54,641	American Water Works Co., Inc.	4,837,368
138,357	Danaher Corp.	13,752,686
95,201	Ecolab, Inc.	14,580,033
136,981	Ferguson PLC	9,246,698
117,906	HD Supply Holdings, Inc.(b)	4,429,729
22,982	IDEX Corp.	2,914,577
839,200	Reliance Worldwide Corp. Ltd.	2,979,862
24,008	Roper Technologies, Inc.	6,791,863
37,143	Toro Co. (The)	2,092,265
37,802	Waters Corp.(b)	7,170,661
84,012	Xylem, Inc.	5,509,507

		79,272,572

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $151,925,557)—99.8%	164,519,734

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—0.3%
480,855	Invesco Government & Agency Portfolio—Institutional Class, 2.08%(c)(d) (Cost $480,855)	480,855

	Total Investments in Securities (Cost $152,406,412)—100.1%	165,000,589
	Other assets less liabilities—(0.1)%	(84,776)

	Net Assets—100.0%	$164,915,813

Notes to Schedule of Investments:

(a)	All or a portion of this security was out on loan at October 31, 2018.
(b)	Non-income producing security.
(c)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2018.

(d)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

100

Schedule of Investments

Invesco International BuyBack Achievers™ ETF (IPKW)

October 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests—99.8%
	Australia—7.7%
949,491	Coca-Cola Amatil Ltd.	$6,668,950
676,920	Crown Resorts Ltd.	6,001,885
1,570,683	Qantas Airways Ltd.	6,089,321

		18,760,156

	Brazil—3.2%
5,344,800	Minerva SA(a)	7,899,570

	Canada—20.7%
114,538	Canadian Tire Corp. Ltd., Class A(b)	12,920,357
208,143	CGI Group, Inc., Class A(a)	12,885,609
358,339	Dream Office Real Estate Investment Trust REIT	6,357,737
255,478	Magna International, Inc.	12,608,056
85,005	Methanex Corp.	5,518,124

		50,289,883

	China—2.8%
8,475,674	CAR, Inc.(a)	6,724,838

	Denmark—4.0%
510,367	Danske Bank A/S	9,793,137

	Germany—4.8%
126,653	AURELIUS Equity Opportunities SE & Co. KGaA	5,903,759
188,163	GEA Group AG	5,726,498

		11,630,257

	India—5.1%
1,318,615	Infosys Ltd. ADR	12,487,284

	Indonesia—2.4%
279,086,483	Waskita Beton Precast Tbk PT	5,837,823

	Japan—30.4%
768,477	Astellas Pharma, Inc.	11,896,055
354,821	Bridgestone Corp.	13,717,461
229,773	Doutor Nichires Holdings Co. Ltd.	4,086,256
158,976	JAFCO Co. Ltd.	6,141,822
334,359	Nissan Shatai Co. Ltd.	2,699,048
111,548	Pilot Corp.	6,167,733
1,749,232	Rakuten, Inc.	11,841,861
143,626	Ryosan Co. Ltd.	4,142,507
522,801	TSI Holdings Co. Ltd.	3,562,394
316,035	Tsugami Corp.	2,842,369
207,503	Yurtec Corp.	1,566,546
277,770	ZERIA Pharmaceutical Co. Ltd.	5,195,804

		73,859,856

	Mexico—2.2%
4,346,003	Corp. Inmobiliaria Vesta SAB de CV	5,322,250

	Netherlands—2.3%
129,465	ASM International NV	5,572,763

	South Korea—2.1%
8,961	Lotte Food Co. Ltd.	5,158,542

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Taiwan—4.4%
10,262,000	Lextar Electronics Corp.(a)	$5,472,094
7,799,000	Taiwan Mask Corp.(a)	5,330,732

		10,802,826

	United Kingdom—7.7%
5,300,821	Hansteen Holdings PLC REIT	6,515,743
1,073,892	Paragon Group of Cos. PLC (The)	5,839,934
90,508	Sole Realisation Co. PLC(a)(c)	0
1,506,974	Sports Direct International PLC(a)	6,284,947

		18,640,624

	Total Common Stocks & Other Equity Interests (Cost $282,720,622)	242,779,809

	Money Market Fund—0.0%
54,052	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 2.08%(d) (Cost $54,052)	54,052

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $282,774,674)-99.8%	242,833,861

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—4.8%
11,682,410	Invesco Government & Agency Portfolio—Institutional Class, 2.08%(d)(e) (Cost $11,682,410)	11,682,410

	Total Investments in Securities (Cost $294,457,084)—104.6%	254,516,271
	Other assets less liabilities—(4.6)%	(11,143,203)

	Net Assets—100.0%	$243,373,068

Investment Abbreviations:

ADR—American Depositary Receipt

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at October 31, 2018.
(c)	Security valued using significant unobservable inputs (Level 3). See Note 5.
(d)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2018.

(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

101

Schedule of Investments

Invesco MSCI Global Timber ETF (CUT)

October 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests—99.8%
	Australia—6.4%
926,278	Amcor Ltd.	$8,731,442
958,905	Orora Ltd.	2,283,536
20,883	Quintis Ltd.(a)(b)	0

		11,014,978

	Brazil—6.4%
247,442	Duratex SA	765,408
199,500	Fibria Celulose SA	3,858,951
559,934	Klabin SA	2,814,368
354,053	Suzano Papel E Celulose SA	3,607,728

		11,046,455

	Canada—4.4%
56,837	Canfor Corp.(a)	818,418
23,334	Canfor Pulp Products, Inc.	391,255
56,474	Cascades, Inc.	440,353
55,656	Interfor Corp., Class Common Subscription Receipt(a)	617,058
33,663	Mercer International, Inc.	512,014
30,969	Norbord, Inc.	791,646
38,916	Stella-Jones, Inc.	1,249,342
48,000	West Fraser Timber Co. Ltd.	2,417,453
313,741	Western Forest Products, Inc.	420,472

		7,658,011

	Chile—2.0%
993,327	Empresas CMPC SA	3,398,744

	China—0.9%
584,731	Greatview Aseptic Packaging Co. Ltd.	387,862
1,251,707	Lee & Man Paper Manufacturing Ltd.	1,071,377
296,789	Youyuan International Holdings Ltd.(a)	98,054

		1,557,293

	Finland—11.1%
85,633	Huhtamaki Oyj	2,405,285
152,531	Metsa Board Oyj, Class B	1,336,803
440,451	Stora Enso Oyj, Class R	6,639,897
277,137	UPM-Kymmene Oyj	8,921,022

		19,303,007

	Hong Kong—0.7%
1,300,212	Nine Dragons Paper Holdings Ltd.	1,240,603

	India—0.1%
10,784	Invesco India ETF(a)(c)	237,787

	Indonesia—1.0%
2,173,824	PT Indah Kiat Pulp & Paper Corp. Tbk	1,819,563

	Ireland—3.4%
180,150	Smurfit Kappa Group PLC	5,874,541

	Japan—5.4%
7,981	Daiken Corp.	145,964
53,427	Daio Paper Corp.(d)	693,550
99,760	Hokuetsu Corp.	476,458
74,595	Nippon Paper Industries Co. Ltd.	1,354,350
689,799	OJI Holdings Corp.	4,914,256
9,513	Pack Corp. (The)	272,691
139,998	Rengo Co. Ltd.	1,219,423
6,727	Tokushu Tokai Paper Co. Ltd.	259,591

		9,336,283

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Malaysia—0.0%
142,275	Ta Ann Holdings Bhd	$78,201

	Pakistan—0.0%
24,800	Packages Ltd.	73,912

	Portugal—1.2%
48,902	Altri SGPS SA	429,415
31,708	Corticeira Amorim SGPS SA	348,489
173,134	Navigator Co. SA (The)	863,145
19,374	Semapa-Sociedade de Investimento e Gestao	370,545

		2,011,594

	South Africa—1.5%
137,195	Mpact Ltd.	194,091
423,792	Sappi Ltd.	2,380,382

		2,574,473

	South Korea—0.1%
13,299	Hansol Paper Co. Ltd.	203,065

	Spain—1.1%
108,848	Ence Energia y Celulosa SA	915,727
9,846	Miquel y Costas & Miquel SA	323,524
35,487	Papeles y Cartones de Europa SA	671,482

		1,910,733

	Sweden—4.7%
140,644	BillerudKorsnas AB(d)	1,669,626
84,571	Holmen AB, Class B	1,940,385
484,473	Svenska Cellulosa AB SCA, Class B	4,591,513

		8,201,524

	Taiwan—0.6%
574,000	Cheng Loong Corp.	366,367
309,000	Chung Hwa Pulp Corp.	90,674
406,000	Long Chen Paper Co. Ltd.	206,654
925,000	YFY, Inc.	334,809

		998,504

	Thailand—0.1%
258,606	Polyplex Thailand PCL NVDR	117,016

	United Kingdom—8.4%
1,093,196	DS Smith PLC	5,488,148
94,019	Mondi Ltd.	2,246,841
293,700	Mondi PLC	6,921,948

		14,656,937

	United States—40.3%
70,362	Avery Dennison Corp.	6,383,241
72,858	Bemis Co., Inc.	3,334,711
30,892	Boise Cascade Co.	951,165
39,019	CatchMark Timber Trust, Inc., Class A REIT	345,318
13,081	Clearwater Paper Corp.(a)	315,775
49,930	Domtar Corp.	2,312,258
248,329	Graphic Packaging Holding Co.	2,734,102
195,464	International Paper Co.	8,866,247
69,937	KapStone Paper and Packaging Corp.	2,447,795
116,337	Louisiana-Pacific Corp.	2,532,656

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

102

Invesco MSCI Global Timber ETF (CUT) (continued)

October 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	United States (continued)
13,362	Neenah, Inc.	$1,075,107
34,725	P.H. Glatfelter Co.	621,577
75,431	Packaging Corp. of America	6,925,320
47,375	PotlatchDeltic Corp. REIT	1,717,344
103,558	Rayonier, Inc. REIT	3,127,452
46,650	Resolute Forest Products, Inc.(a)	525,745
24,440	Schweitzer-Mauduit International, Inc.	780,125
128,936	Sealed Air Corp.	4,172,369
79,702	Sonoco Products Co.	4,350,135
27,265	Verso Corp., Class A(a)	766,419
183,037	WestRock Co.	7,865,100
290,847	Weyerhaeuser Co. REIT	7,745,256

		69,895,217

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $150,382,063)—99.8%	173,208,441

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—1.3%
2,156,266	Invesco Government & Agency Portfolio—Institutional Class, 2.08%(e)(f) (Cost $2,156,266)	2,156,266

	Total Investments in Securities (Cost $152,538,329)—101.1%	175,364,707
	Other assets less liabilities—(1.1)%	(1,901,955)

	Net Assets—100.0%	$173,462,752

Investment Abbreviations:

ETF—Exchange-Traded Fund

NVDR—Non-voting Depositary Receipt

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Security valued using significant unobservable inputs (Level 3). See Note 5.
(c)	Affiliated company. The Fund’s Adviser also serves as the adviser for the Invesco India ETF and therefore, Invesco India ETF is considered to be affiliated with the Fund. See Note 4.
(d)	All or a portion of this security was out on loan at October 31, 2018.
(e)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2018.

(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

103

Schedule of Investments

Invesco S&P Global Dividend Opportunities Index ETF (LVL)

October 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests—99.8%
	Australia—13.8%
64,626	Amcor Ltd.	$609,189
114,124	AusNet Services	138,314
22,365	Charter Hall Group REIT	109,373
11,987	Commonwealth Bank of Australia	588,163
81,236	DuluxGroup Ltd.	426,062
28,851	GPT Group (The) REIT	105,512
68,091	Mirvac Group REIT	104,723
28,968	Sonic Healthcare Ltd.	462,976
48,594	Stockland REIT	124,332
96,582	Transurban Group	776,251
71,824	Vicinity Centres REIT	134,899
33,089	Westpac Banking Corp.	629,682

		4,209,476

	Canada—15.2%
5,621	BCE, Inc.	218,077
5,944	Canadian Imperial Bank of Commerce	514,536
2,830	Fortis, Inc.	93,741
21,920	Great-West Lifeco, Inc.	504,248
10,218	H&R Real Estate Investment Trust REIT	154,914
4,194	Intact Financial Corp.	332,167
25,204	Power Corp. of Canada	521,641
27,131	Power Financial Corp.	585,695
7,016	RioCan Real Estate Investment Trust REIT	128,219
38,922	Shaw Communications, Inc., Class B	726,425
9,165	Sun Life Financial, Inc.	336,451
5,119	TELUS Corp.	175,720
5,965	Toronto-Dominion Bank (The)	331,714

		4,623,548

	Finland—0.6%
4,177	Elisa Oyj	166,356

	France—6.4%
4,854	Cie Generale des Etablissements Michelin SCA	499,054
1,103	Covivio REIT	110,916
7,026	Danone SA	498,187
497	Gecina SA REIT	73,037
1,231	ICADE REIT	104,469
11,761	Orange SA	184,163
5,441	Vinci SA	486,289

		1,956,115

	Germany—1.8%
2,533	Muenchener Rueckversicherungs-Gesellschaft AG In Muenchen	545,159

	Hong Kong—0.2%
24,578	Hong Kong & China Gas Co. Ltd.	46,902

	Italy—0.3%
20,249	Terna Rete Elettrica Nazionale SpA	104,735

	Japan—3.4%
91	GLP J-Reit REIT	90,069
14	Kenedix Office Investment Corp., Class A REIT	86,713
39,647	Nippon Paper Industries Co. Ltd.	719,833
2,635	Osaka Gas Co. Ltd.	48,355
54	United Urban Investment Corp. REIT	82,252

		1,027,222

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Singapore—2.5%
109,379	Mapletree Commercial Trust REIT	$127,166
81,227	Singapore Exchange Ltd.	401,208
100,262	Singapore Telecommunications Ltd.	228,790

		757,164

	South Korea—1.7%
8,094	Hyundai Motor Co. (2nd Preference Shares)	502,879

	Spain—0.3%
14,515	Iberdrola SA	102,888

	Sweden—4.3%
22,554	ICA Gruppen AB	799,287
30,009	Securitas AB, Class B	515,324

		1,314,611

	Switzerland—6.6%
808	Helvetia Holding AG	495,612
6,782	Nestle SA	573,898
1,148	PSP Swiss Property AG	110,988
2,001	Roche Holding AG-BR	487,767
1,365	Swiss Prime Site AG(a)	111,002
470	Swisscom AG	215,586

		1,994,853

	United Kingdom—4.3%
81,008	DS Smith PLC	406,683
17,027	Experian PLC	392,156
19,511	RELX PLC	386,417
9,065	SSE PLC	132,218

		1,317,474

	United States—38.4%
3,080	Air Products & Chemicals, Inc.	475,398
1,151	American Electric Power Co., Inc.	84,437
2,513	American National Insurance Co.	309,702
1,812	Apartment Investment & Management Co., Class A REIT	77,989
1,532	Aqua America, Inc.	49,836
28,203	Arbor Realty Trust, Inc. REIT	340,692
435	AvalonBay Communities, Inc. REIT	76,290
835	Camden Property Trust REIT	75,375
3,525	Clorox Co. (The)	523,286
6,843	Colgate-Palmolive Co.	407,501
3,777	Cracker Barrel Old Country Store, Inc.	599,334
782	Crown Castle International Corp. REIT	85,035
1,451	Dominion Energy, Inc.	103,630
717	DTE Energy Co.	80,591
1,287	Duke Energy Corp.	106,345
5,179	Eli Lilly & Co.	561,611
1,294	Entergy Corp.	108,631
283	Essex Property Trust, Inc. REIT	70,971
1,135	Everest Re Group Ltd.	247,271
1,291	Eversource Energy	81,669
8,392	Exxon Mobil Corp.	668,675
5,381	Genuine Parts Co.	526,908
4,460	Hubbell, Inc.	453,582
3,879	Johnson & Johnson	543,021
1,524	NorthWestern Corp.	89,550

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

104

Invesco S&P Global Dividend Opportunities Index ETF (LVL) (continued)

October 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	United States (continued)
4,454	PepsiCo, Inc.	$500,541
17,067	Pfizer, Inc.	734,905
1,745	Portland General Electric Co.	78,665
7,991	Procter & Gamble Co. (The)	708,642
459	PS Business Parks, Inc. REIT	59,945
1,466	Public Service Enterprise Group, Inc.	78,328
763	Sempra Energy	84,022
11,051	Six Flags Entertainment Corp.	595,207
2,462	Southern Co. (The)	110,864
1,041	Spire, Inc.	75,556
24,893	Starwood Property Trust, Inc. REIT	540,676
4,034	Telephone & Data Systems, Inc.	124,368
2,185	Travelers Cos., Inc. (The)	273,409
1,997	UDR, Inc. REIT	78,262
4,960	United Parcel Service, Inc., Class B	528,438
3,905	Verizon Communications, Inc.	222,936
2,079	WP Carey, Inc. REIT	137,235

		11,679,329

	Total Common Stocks & Other Equity Interests (Cost $31,412,237)	30,348,711

	Money Market Fund—0.3%
101,055	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 2.08%(b) (Cost $101,055)	101,055

	Total Investments in Securities (Cost $31,513,292)—100.1%	30,449,766
	Other assets less liabilities—(0.1)%	(35,027)

	Net Assets—100.0%	$30,414,739

Investment Abbreviations:

BR—Bearer Shares

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2018.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

105

Schedule of Investments

Invesco S&P International Developed Quality ETF (IDHQ)

October 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests—99.2%
	Australia—7.0%
7,704	Aristocrat Leisure Ltd.	$144,696
4,388	BlueScope Steel Ltd.	44,691
1,130	CIMIC Group Ltd.	37,874
4,446	Coca-Cola Amatil Ltd.	31,227
621	Cochlear Ltd.	78,159
4,295	Computershare Ltd.	60,181
5,187	Crown Resorts Ltd.	45,990
4,483	CSL Ltd.	597,337
575	Domino’s Pizza Enterprises Ltd.	22,011
15,239	Fortescue Metals Group Ltd.	43,203
21,386	Insurance Australia Group Ltd.	103,525
31,069	Medibank Private Ltd.	61,436
362	REA Group Ltd.	18,375
9,853	Rio Tinto PLC	478,848
2,862	SEEK Ltd.	36,228
42,054	South32 Ltd.	107,897
36,635	Telstra Corp. Ltd.	79,972
11,730	Woolworths Group Ltd.	236,357

		2,228,007

	Austria—0.0%
163	Lenzing AG	14,803

	Belgium—1.3%
540	Colruyt SA	31,400
3,171	KBC Group NV	218,808
590	Solvay SA	67,284
1,049	UCB SA	88,168

		405,660

	Canada—5.1%
2,228	Air Canada(a)	42,380
7,676	Canadian National Railway Co.	657,801
1,448	Canadian Pacific Railway Ltd.	297,671
2,024	CGI Group, Inc., Class A(a)	125,301
2,103	CI Financial Corp.	31,179
262	Constellation Software, Inc.	180,753
1,926	Gildan Activewear, Inc.	57,710
720	Methanex Corp.	46,739
3,077	Metro, Inc.	96,791
1,970	Saputo, Inc.	60,169
471	West Fraser Timber Co. Ltd.	23,721

		1,620,215

	Chile—0.1%
6,087	Lundin Mining Corp.	25,076

	Denmark—6.0%
854	Chr. Hansen Holding A/S	86,351
1,007	Coloplast A/S, Class B	94,052
1,804	DSV A/S	145,094
520	Genmab A/S(a)	71,263
556	H. Lundbeck A/S	25,973
22,510	Novo Nordisk A/S, Class B	973,939
2,546	Novozymes A/S, Class B	125,856
1,732	Orsted A/S(b)	110,080
1,197	Pandora A/S	74,914
2,968	Vestas Wind Systems A/S	186,201
868	William Demant Holding A/S(a)	28,579

		1,922,302

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Finland—2.2%
1,493	Elisa Oyj	$59,461
3,490	Fortum Oyj	73,531
4,933	Kone Oyj, Class B	240,453
1,168	Neste Oyj	96,291
1,226	Orion Oyj, Class B	42,229
4,451	UPM-Kymmene Oyj	143,277
3,700	Wartsila Oyj Abp	63,115

		718,357

	France—6.1%
2,161	Bureau Veritas SA	48,848
23	Dassault Aviation SA	38,178
1,640	Essilorluxottica SA	224,378
309	Hermes International	176,807
619	Kering SA	276,054
2,242	L’Oreal SA	505,265
1,956	Publicis Groupe SA	113,560
3,668	Safran SA	473,995
811	Thales SA	103,836

		1,960,921

	Germany—10.7%
1,735	adidas AG	408,895
7,789	BASF SE	600,387
8,737	Bayer AG	670,985
876	Continental AG	144,863
1,224	Covestro AG(b)	79,217
1,868	Deutsche Lufthansa AG	37,590
489	Hannover Rueck SE	65,989
201	HOCHTIEF AG	29,834
8,747	Infineon Technologies AG	175,520
1,186	Merck KGaA	127,150
9,222	SAP SE	989,100
5,293	TUI AG	87,853

		3,417,383

	Hong Kong—2.3%
1,974	ASM Pacific Technology Ltd.	17,047
12,407	Bank of East Asia Ltd. (The)	40,199
12,650	Chow Tai Fook Jewellery Group Ltd.	11,086
2,546	Dairy Farm International Holdings Ltd.	22,990
6,828	Hang Seng Bank Ltd.	159,913
11,893	Hong Kong Exchanges & Clearing Ltd.	315,553
13,441	Power Assets Holdings Ltd.	89,756
11,621	Techtronic Industries Co. Ltd.	54,403
13,441	Wharf Holdings Ltd. (The)	33,537

		744,484

	Ireland—0.5%
1,792	Glanbia PLC	31,715
1,197	Kingspan Group PLC	52,081
765	Ryanair Holdings PLC ADR(a)	63,342

		147,138

	Israel—0.6%
1,267	Check Point Software Technologies Ltd.(a)	140,637
5,406	Israel Chemicals Ltd.	31,168

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

106

Invesco S&P International Developed Quality ETF (IDHQ) (continued)

October 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Israel (continued)
10,353	Israel Discount Bank Ltd., Class A	$33,850

		205,655

	Italy—1.0%
4,783	Davide Campari-Milano SpA	36,825
1,149	Ferrari NV	134,744
4,584	Finecobank Banca Fineco SpA	48,023
1,664	Moncler SpA	57,882
741	Recordati SpA	25,120
609	Salvatore Ferragamo SpA	14,428
8,174	UnipolSai Assicurazioni SpA	17,884

		334,906

	Japan—14.0%
1,759	Advantest Corp.	32,435
16,851	Astellas Pharma, Inc.	260,854
6,752	Chiba Bank Ltd. (The)	42,838
298	Disco Corp.	47,451
708	Fast Retailing Co. Ltd.	358,031
7,224	GungHo Online Entertainment, Inc.	12,994
3,414	Gunma Bank Ltd. (The)	15,489
2,468	Haseko Corp.	31,294
724	Hisamitsu Pharmaceutical Co., Inc.	40,866
593	Hoshizaki Corp.	47,869
3,159	Hoya Corp.	179,539
4,755	Japan Exchange Group, Inc.	85,363
658	Kagome Co. Ltd.	17,550
4,444	Kajima Corp.	57,334
1,730	Kakaku.com, Inc.	31,379
363	Kaken Pharmaceutical Co. Ltd.	18,205
3,916	Kao Corp.	261,321
10,321	Kirin Holdings Co. Ltd.	246,788
1,276	Koito Manufacturing Co. Ltd.	60,829
879	Konami Holdings Corp.	33,570
310	Kose Corp.	46,340
3,518	M3, Inc.	56,672
586	McDonald’s Holdings Co. Japan Ltd.	25,807
1,593	Mitsubishi Gas Chemical Co., Inc.	26,834
621	Mixi, Inc.	13,570
1,448	MonotaRO Co. Ltd.	31,961
3,917	MS&AD Insurance Group Holdings, Inc.	118,216
931	NH Foods Ltd.	32,173
1,634	Nihon M&A Center, Inc.	39,194
3,200	Nikon Corp.	55,774
1,265	Nissan Chemical Corp.	59,856
1,232	Nitto Denko Corp.	77,268
1,025	Nomura Research Institute Ltd.	45,412
10,441	NTT DoCoMo, Inc.	263,164
2,369	Olympus Corp.	79,138
517	Oracle Corp. Japan	35,091
910	Otsuka Corp.	30,238
1,251	Pigeon Corp.	53,097
207	Ryohin Keikaku Co. Ltd.	54,678
3,414	Santen Pharmaceutical Co. Ltd.	50,671
424	Seria Co. Ltd.	14,296
2,495	Shionogi & Co. Ltd.	159,885
3,517	Shiseido Co. Ltd.	222,417

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Japan (continued)
1,655	Showa Shell Sekiyu K.K.	$31,911
6,037	Subaru Corp.	163,315
1,862	Sumitomo Dainippon Pharma Co. Ltd.	38,971
621	Sundrug Co. Ltd.	22,561
831	Suzuken Co. Ltd.	42,119
2,430	Taisei Corp.	104,107
1,528	Tokyo Electron Ltd.	212,367
2,803	Tosoh Corp.	37,082
979	Toyota Boshoku Corp.	16,369
984	Trend Micro, Inc.	56,849
3,435	Unicharm Corp.	93,503
17,372	Yahoo! Japan Corp.	54,646
1,448	Yamaha Corp.	63,832
2,279	Yaskawa Electric Corp.	65,934
544	Zenkoku Hosho Co. Ltd.	19,715

		4,497,032

	Macau—0.4%
30,182	Sands China Ltd.	118,966

	Mexico—0.1%
1,559	Fresnillo PLC	16,904

	Netherlands—2.7%
10,838	Koninklijke Ahold Delhaize NV	248,424
1,889	Koninklijke DSM NV	165,619
8,119	Koninklijke Philips NV	302,838
2,673	Wolters Kluwer NV	151,917

		868,798

	New Zealand—0.3%
4,948	Fisher & Paykel Healthcare Corp. Ltd.	43,942
17,437	Spark New Zealand Ltd.	44,976
4,240	Z Energy Ltd.	16,889

		105,807

	Norway—1.1%
9,438	DNO ASA	18,225
2,718	Leroy Seafood Group ASA	25,120
3,349	Marine Harvest ASA	81,285
10,218	Orkla ASA	88,431
667	Salmar ASA	35,314
5,883	Telenor ASA	108,247

		356,622

	Portugal—0.3%
3,669	Galp Energia SGPS SA	63,999
2,052	Jeronimo Martins SGPS SA	25,250
2,711	Navigator Co. SA (The)	13,516

		102,765

	Singapore—0.5%
18,038	ComfortDelGro Corp. Ltd.	29,308
51,910	Genting Singapore Ltd.	32,987
5,484	SATS Ltd.	19,722
15,356	Singapore Technologies Engineering Ltd.	39,366
2,623	Venture Corp. Ltd.	29,018

		150,401

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

107

Invesco S&P International Developed Quality ETF (IDHQ) (continued)

October 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	South Korea—6.5%
142	BGF Retail Co. Ltd.	$20,997
562	Coway Co. Ltd.	34,670
311	Hyundai Heavy Industries Co. Ltd.(a)	33,978
208	Hyundai Mipo Dockyard Co. Ltd.(a)	17,158
1,053	KT&G Corp.	93,791
83	LG Household & Health Care Ltd.	76,041
43	Medy-Tox, Inc.	17,599
474	Orange Life Insurance Ltd.(b)	12,749
94	Pearl Abyss Corp.(a)	16,960
37,735	Samsung Electronics Co. Ltd.	1,404,031
5,821	SK Hynix, Inc.	348,376

		2,076,350

	Spain—3.1%
2,127	ACS Actividades de Construccion y Servicios SA	79,795
601	Aena SME SA(b)	96,118
5,293	Amadeus IT Group SA	426,883
2,562	Endesa SA	53,645
11,551	Industria de Diseno Textil SA	326,280

		982,721

	Sweden—3.1%
2,409	Alfa Laval AB	61,598
6,981	Atlas Copco AB, Class A	173,080
1,157	Axfood AB	20,666
2,504	Boliden AB	57,301
1,832	Getinge AB, Class B	18,020
8,228	Hennes & Mauritz AB, Class B	145,606
2,099	Hexpol AB, Class B	19,452
11,284	Sandvik AB	178,896
3,219	SKF AB, Class B	51,773
6,137	Svenska Cellulosa AB SCA, Class B	58,162
1,536	Swedish Orphan Biovitrum AB(a)	31,393
12,892	Volvo AB, Class B	192,963

		1,008,910

	Switzerland—8.5%
359	Geberit AG	140,723
65	Givaudan SA	157,928
548	Kuehne + Nagel International AG	76,325
237	Partners Group Holding AG	169,050
8,201	Roche Holding AG	1,998,275
297	Schindler Holding AG-PC	62,713
52	SGS SA	123,655

		2,728,669

	United Kingdom—15.0%
3,112	Admiral Group PLC	80,044
4,532	Ashtead Group PLC	112,080
7,796	Barratt Developments PLC	51,201
1,519	Berkeley Group Holdings PLC (The)	67,951
5,242	Burberry Group PLC	121,300
17,794	Compass Group PLC	350,139
25,482	Diageo PLC	881,877
11,191	Direct Line Insurance Group PLC	47,116
8,052	Experian PLC	185,449
2,718	IMI PLC	34,538

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	United Kingdom (continued)
8,980	International Consolidated Airlines Group SA	$69,235
1,979	Intertek Group PLC	118,544
34,004	ITV PLC	64,717
74,987	Legal & General Group PLC	240,974
2,951	Mondi PLC	69,549
41,008	National Grid PLC	434,484
1,339	Next PLC	89,036
7,130	Pearson PLC	81,866
3,084	Persimmon PLC	90,397
10,946	RELX PLC	216,787
17,880	Rentokil Initial PLC	72,239
8,619	RSA Insurance Group PLC	62,157
6,923	Smith & Nephew PLC	112,652
4,304	St. James’s Place PLC	55,737
23,198	Standard Life Aberdeen PLC	80,179
29,212	Taylor Wimpey PLC	60,281
16,551	Unilever NV CVA	891,241
1,412	Whitbread PLC	79,384

		4,821,154

	United States—0.7%
2,315	Ferguson PLC	156,271
455	ICON PLC(a)	62,826

		219,097

	Total Common Stocks & Other Equity Interests (Cost $33,811,028)	31,799,103

	Money Market Fund—0.2%
56,051	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 2.08%(c) (Cost $56,051)	56,051

	Total Investments in Securities (Cost $33,867,079)—99.4%	31,855,154
	Other assets less liabilities—0.6%	183,918

	Net Assets—100.0%	$32,039,072

Investment Abbreviations:

ADR—American Depositary Receipt

CVA—Dutch Certificates

PC—Participation Certificate

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2018 was $298,164, which represented less than 1% of the Fund’s Net Assets.

(c)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2018.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

108

Schedule of Investments

Invesco Zacks International Multi-Asset Income ETF (HGI)

October 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests—90.1%
	Argentina—1.1%
1,774	Banco Macro SA ADR	$79,280
895	Grupo Financiero Galicia SA, Class B ADR	20,639

		99,919

	Australia—3.6%
34,475	Alumina Ltd.	62,307
22,443	Beach Energy Ltd.	27,995
24,404	Fortescue Metals Group Ltd.	69,185
2,662	National Australia Bank Ltd.	47,564
31,500	Telstra Corp. Ltd.	68,763
2,462	Westpac Banking Corp.	46,852

		322,666

	Austria—0.7%
1,761	voestalpine AG	62,633

	Belgium—0.6%
3,376	bpost SA	51,296

	Brazil—3.1%
3,907	Banco Santander Brasil SA ADR	44,266
2,033	Braskem SA ADR	56,639
10,554	Cia de Saneamento Basico do Estado de Sao Paulo ADR	78,311
1,370	Embraer SA ADR	30,510
6,220	Telefonica Brasil SA ADR	72,152

		281,878

	Canada—1.9%
3,193	Canadian Natural Resources Ltd.	87,233
8,820	Enerplus Corp.	81,938

		169,171

	Chile—3.0%
480	Banco de Chile ADR	39,758
1,908	Banco Santander Chile ADR	56,210
1,246	Cia Cervecerias Unidas SA ADR	31,237
12,964	Enel Americas SA ADR	102,156
923	Sociedad Quimica y Minera de Chile SA ADR	40,437

		269,798

	China—6.8%
24,500	Beijing Enterprises Holdings Ltd.	132,510
3,071	China Life Insurance Co. Ltd., H-Shares ADR	30,894
6,000	China Mengniu Dairy Co. Ltd.(a)	17,680
28,000	China Merchants Port Holdings Co. Ltd.	47,646
1,916	China Petroleum & Chemical Corp., H-Shares ADR	154,545
44,611	China Resources Power Holdings Co. Ltd.	78,417
964	China Southern Airlines Co. Ltd., H-Shares ADR	26,414
935	China Telecom Corp. Ltd., H-Shares ADR	43,833
1,910	Sinopec Shanghai Petrochemical Co. Ltd. ADR	83,753

		615,692

	Colombia—0.5%
1,167	Bancolombia SA ADR	43,109

	Denmark—0.9%
81	DSV A/S	6,515
179	GN Store Nord A/S	7,603

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Denmark (continued)
886	H. Lundbeck A/S	$41,389
553	Novozymes A/S, Class B	27,336

		82,843

	Finland—1.2%
4,877	Nordea Bank Abp	42,470
4,202	Stora Enso Oyj, Class R	63,346

		105,816

	France—3.8%
296	Airbus SE	32,770
496	Alstom SA	21,721
1,084	Danone SA	76,862
96	Ipsen SA	13,336
540	Safran SA	69,781
816	Sodexo SA	83,322
2,027	Vivendi SA	49,012

		346,804

	Germany—4.3%
121	adidas AG	28,516
3,088	Deutsche Lufthansa AG	62,140
7,434	E.ON SE	72,068
735	HeidelbergCement AG	49,967
1,488	Infineon Technologies AG	29,859
520	KION Group AG	30,461
137	MTU Aero Engines AG	29,152
1,933	Vonovia SE	88,527

		390,690

	Hong Kong—4.9%
7,620	AIA Group Ltd.	57,689
16,000	Cathay Pacific Airways Ltd.	20,328
15,000	Haier Electronics Group Co. Ltd.(a)	31,342
1,200	Jardine Matheson Holdings Ltd.	69,252
67,861	Nine Dragons Paper Holdings Ltd.	64,750
137,289	PCCW Ltd.	75,304
7,326	Power Assets Holdings Ltd.	48,922
29,500	Yue Yuen Industrial Holdings Ltd.	80,717

		448,304

	India—2.1%
4,382	Infosys Ltd. ADR	41,498
13,028	Vedanta Ltd. ADR	145,132

		186,630

	Indonesia—0.6%
2,337	Telekomunikasi Indonesia Persero TBK PT ADR	58,892

	Ireland—2.0%
2,761	CRH PLC	82,682
4,253	Glanbia PLC	75,271
205	Kerry Group PLC, Class A	21,021

		178,974

	Israel—1.1%
8,751	Bank Hapoalim BM	59,246
1,365	Delta Galil Industries Ltd.	38,212

		97,458

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

109

Invesco Zacks International Multi-Asset Income ETF (HGI) (continued)

October 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Italy—1.7%
22,518	Enel SpA	$110,578
21,246	Intesa Sanpaolo SpA	47,014

		157,592

	Japan—4.8%
2,300	Ajinomoto Co., Inc.	37,224
3,576	Asahi Kasei Corp.	42,999
2,300	Kirin Holdings Co. Ltd.	54,996
2,500	Komatsu Ltd.	65,228
1,800	Minebea Mitsumi, Inc.	27,545
3,485	Mitsubishi Corp.	98,199
54,800	Mizuho Financial Group, Inc.	94,202
100	Shiseido Co. Ltd.	6,324
177	Sony Corp.	9,630

		436,347

	Jersey Island—0.6%
750	Randgold Resources Ltd. ADR	58,905

	Mexico—1.9%
1,880	America Movil SAB de CV, Class L ADR	27,053
244	Fomento Economico Mexicano SAB de CV ADR	20,757
895	Grupo Aeroportuario del Centro Norte SAB de CV ADR	37,384
754	Grupo Aeroportuario del Pacifico SAB de CV ADR	62,492
142	Grupo Aeroportuario del Sureste SAB de CV ADR	23,433

		171,119

	Netherlands—3.1%
115	ASML Holding NV	19,665
4,133	Be Semiconductor Industries NV	88,647
3,600	Koninklijke Ahold Delhaize NV	82,518
1,739	Randstad NV	87,780

		278,610

	Norway—1.0%
17,903	Norsk Hydro ASA	93,211

	Portugal—0.5%
3,713	Jeronimo Martins SGPS SA	45,688

	Russia—3.6%
40,197	Mobile TeleSystems PJSC ADR	321,978

	Singapore—1.6%
42,100	CapitaLand Ltd.	95,460
22,800	Singapore Telecommunications Ltd.	52,028

		147,488

	Spain—1.0%
443	Amadeus IT Group SA	35,728
2,073	Grifols SA	59,167

		94,895

	Sweden—2.1%
3,124	Electrolux AB, Series B	65,011
3,724	Sandvik AB	59,040
4,308	Volvo AB, Class B	64,481

		188,532

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Switzerland—0.7%
1,382	Adecco Group AG	$67,788

	Taiwan—0.6%
539	Silicon Motion Technology Corp. ADR	20,261
934	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	35,585

		55,846

	United Kingdom—17.0%
2,435	Ashtead Group PLC	60,220
10,692	B&M European Value Retail SA	56,942
13,108	Balfour Beatty PLC	44,066
37,828	Barclays PLC	83,377
2,120	Berkeley Group Holdings PLC (The)	94,836
26,505	BT Group PLC	81,466
48,180	Centrica PLC	90,619
9,729	Dairy Crest Group PLC	59,446
319,524	Debenhams PLC	36,418
12,821	Greene King PLC	79,060
10,346	International Consolidated Airlines Group SA	79,767
15,392	Marks & Spencer Group PLC	58,215
56,763	Mitie Group PLC	105,384
3,352	Mondi PLC	79,000
5,770	National Grid PLC	61,134
2,250	Persimmon PLC	65,951
145,544	Rolls-Royce Holdings C Shares(a)	186
3,164	Rolls-Royce Holdings PLC	33,919
8,762	Royal Mail PLC	40,192
5,245	SSE PLC	76,501
7,111	Superdry PLC	73,416
18,902	Thomas Cook Group PLC	10,897
5,600	United Utilities Group PLC	51,991
37,934	Vodafone Group PLC	71,649
15,594	William Hill PLC	41,883

		1,536,535

	United States—7.7%
1,693	Anadarko Petroleum Corp.	90,067
2,489	Apache Corp.	94,159
1,533	BP Prudhoe Bay Royalty Trust	48,504
4,575	Cabot Oil & Gas Corp.	110,852
1,290	Cimarex Energy Co.	102,516
2,542	Devon Energy Corp.	82,361
2,309	Murphy Oil Corp.	73,565
3,669	Noble Energy, Inc.	91,175

		693,199

	Total Common Stocks & Other Equity Interests (Cost $8,948,151)	8,160,306

	Closed-End Funds—9.9%
4,800	AllianceBernstein Global High Income Fund, Inc.	53,088
3,900	Ares Dynamic Credit Allocation Fund, Inc.	58,383
3,812	Barings Global Short Duration High Yield Fund	67,129
5,700	BlackRock Corporate High Yield Fund, Inc.	55,974
5,176	BlackRock Debt Strategies Fund, Inc.	55,073
3,972	BlackRock Multi-Sector Income Trust	64,545
3,752	DoubleLine Income Solutions Fund	70,387

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

110

Invesco Zacks International Multi-Asset Income ETF (HGI) (continued)

October 31, 2018

Number of Shares		Value
	Closed-End Funds (continued)
3,100	Eaton Vance Tax-Advantaged Global Dividend Income Fund	$48,174
3,102	First Trust Intermediate Duration Preferred & Income Fund	63,498
9,940	Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.	60,833
4,210	Nuveen Global High Income Fund	61,382
4,055	PGIM Global Short Duration High Yield Fund, Inc.	53,850
6,900	Templeton Emerging Markets Income Fund	66,654
4,500	Western Asset Emerging Markets Debt Fund, Inc.	56,115
10,611	Western Asset High Income Fund II, Inc.	64,515

	Total Closed-End Funds (Cost $975,208)	899,600

	Money Market Fund—0.9%
81,539	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 2.08%(b) (Cost $81,539)	81,539

	Total Investments in Securities (Cost $10,004,898)—100.9%	9,141,445
	Other assets less liabilities—(0.9)%	(81,921)

	Net Assets—100.0%	$9,059,524

Investment Abbreviations:

ADR—American Depositary Receipt

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2018.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

111

Statements of Assets and Liabilities

October 31, 2018

	Invesco Canadian Energy Income ETF (ENY)	Invesco China Real Estate ETF (TAO)	Invesco China Small Cap ETF (HAO)	Invesco DWA Developed Markets Momentum ETF (PIZ)
Assets:
Unaffiliated investments in securities, at value(a)	$17,926,763	$36,545,236	$62,125,874	$223,319,924
Affiliated investments in securities, at value	1,436,941	131,725	373,196	786,710
Cash	—	—	—	—
Foreign currencies, at value	25,980	18,282	63,540	—
Receivables:
Dividends	42,253	177,784	119,437	237,432
Securities lending	237	—	2,961	519
Investments sold	—	53,221	—	—
Foreign tax reclaims	—	—	—	692,402
Shares sold	—	—	—	—
Other assets	231	1,345	1,022	—

Total Assets	19,432,405	36,927,593	62,686,030	225,036,987

Liabilities:
Due to custodian	—	—	—	892,223
Due to foreign custodian	—	—	—	1,092
Payables:
Collateral upon return of securities loaned	1,361,740	—	191,034	786,710
Investments purchased	9	128,560	164,172	133
Shares repurchased	—	53,222	—	—
Accrued unitary management fees	—	—	—	157,472
Accrued advisory fees	9,178	18,160	44,013	—
Accrued trustees’ and officer’s fees	3,422	2,301	3,667	—
Accrued expenses	99,627	167,668	147,671	17,013

Total Liabilities	1,473,976	369,911	550,557	1,854,643

Net Assets	$17,958,429	$36,557,682	$62,135,473	$223,182,344

Net Assets Consist of:
Shares of beneficial interest	$109,002,371	$46,796,366	$146,304,489	$330,506,563
Distributable earnings	(91,043,942)	(10,238,684)	(84,169,016)	(107,324,219)

Net Assets	$17,958,429	$36,557,682	$62,135,473	$223,182,344

Shares outstanding (unlimited amount authorized, $0.01 par value)	2,520,000	1,510,000	2,600,000	9,100,000
Net asset value	$7.13	$24.21	$23.90	$24.53

Market price	$7.09	$24.17	$23.50	$24.47

Unaffiliated investments in securities, at cost	$23,340,734	$43,812,383	$87,157,509	$217,000,182

Affiliated investments in securities, at cost	$1,436,941	$131,725	$373,196	$786,710

Foreign currencies (due to foreign custodian), at cost	$26,121	$20,389	$63,532	$(1,427)

(a) Includes securities on loan with an aggregate value of:	$1,312,798	$—	$189,920	$754,281

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

112

Invesco DWA Emerging Markets Momentum ETF (PIE)	Invesco Emerging Markets Infrastructure ETF (PXR)	Invesco Frontier Markets ETF (FRN)

$192,651,956	$17,421,413	$51,742,437
1,588,020	—	—
—	—	—
56,906	32,627	107,955

131,011	9,591	36,398
5,119	14	—
685,818	—	183,471
1,804	9,606	1,176
3,011	—	—
—	—	1,267

195,123,645	17,473,251	52,072,704

324,042	15,903	29,424
—	—	—

1,588,020	—	—
289	12	107,615
395,831	—	—
155,488	11,612	—
—	—	74,084
—	—	2,339
—	—	117,901

2,463,670	27,527	331,363

$192,659,975	$17,445,724	$51,741,341

$320,131,963	$56,764,459	$125,420,529
(127,471,988)	(39,318,735)	(73,679,188)

$192,659,975	$17,445,724	$51,741,341

11,950,000	550,000	4,040,000
$16.12	$31.72	$12.81

$16.08	$31.62	$12.75

$202,141,077	$18,137,785	$52,558,258

$1,588,020	$—	$—

$56,855	$33,317	$107,982

$1,542,212	$—	$—

113

Statements of Assets and Liabilities (continued)

October 31, 2018

	Invesco FTSE RAFI Asia Pacific ex-Japan ETF (PAF)	Invesco FTSE RAFI Developed Markets ex-U.S. ETF (PXF)	Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN)	Invesco FTSE RAFI Emerging Markets ETF (PXH)
Assets:
Unaffiliated investments in securities, at value(a)	$19,717,149	$1,269,576,671	$290,356,049	$1,119,686,148
Affiliated investments in securities, at value	—	5,872,105	2,342,656	8,421,498
Foreign currencies, at value	29,099	145,083	203,294	169,034
Cash segregated as collateral	—	110,135	631,581	628,831
Receivables:
Dividends	22,823	3,793,273	695,995	1,453,803
Securities lending	—	34,213	8,957	—
Investments sold	—	—	3	3,013
Foreign tax reclaims	—	2,822,646	253,054	15,516
Shares sold	—	110,135	95,221	50,245,354

Total Assets	19,769,071	1,282,464,261	294,586,810	1,180,623,197

Liabilities:
Due to custodian	17,931	244,904	543	26,692
Payables:
Collateral upon return of securities loaned	—	5,872,105	1,878,809	—
Collateral upon receipt of securities in-kind	—	110,135	631,581	628,831
Investments purchased	31,992	296,760	94,746	50,194,490
Accrued unitary management fees	8,497	501,829	115,413	440,295
Accrued expenses	—	16,978	3,067	—

Total Liabilities	58,420	7,042,711	2,724,159	51,290,308

Net Assets	$19,710,651	$1,275,421,550	$291,862,651	$1,129,332,889

Net Assets Consist of:
Shares of beneficial interest	$24,324,533	$1,360,385,517	$315,287,540	$1,212,823,739
Distributable earnings	(4,613,882)	(84,963,967)	(23,424,889)	(83,490,850)

Net Assets	$19,710,651	$1,275,421,550	$291,862,651	$1,129,332,889

Shares outstanding (unlimited amount authorized, $0.01 par value)	400,000	31,850,000	9,900,000	56,400,000
Net asset value	$49.28	$40.04	$29.48	$20.02

Market price	$49.21	$39.98	$29.48	$20.03

Unaffiliated investments in securities, at cost	$20,031,369	$1,274,001,526	$296,483,030	$1,096,719,095

Affiliated investments in securities, at cost	$—	$5,872,105	$2,342,656	$7,791,922

Foreign currencies, at cost	$29,383	$145,065	$204,886	$169,073

(a) Includes securities on loan with an aggregate value of:	$—	$5,597,176	$1,798,917	$—

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

114

Invesco Global Agriculture ETF (PAGG)	Invesco Global Clean Energy ETF (PBD)	Invesco Global Gold and Precious Metals ETF (PSAU)

$19,263,535	$49,638,202	$22,601,979
—	5,591,715	35,665
11,150	3,835	1,291
—	—	24,088

14,301	26,026	3,259
—	25,412	97
—	—	—
82,117	49,114	201
—	—	22,940

19,371,103	55,334,304	22,689,520

6,024	48,492	—

—	5,591,715	—
—	—	24,088
6	4	22,940
12,784	32,257	14,484
3,694	736	—

22,508	5,673,204	61,512

$19,348,595	$49,661,100	$22,628,008

$37,843,652	$149,309,434	$52,467,774
(18,495,057)	(99,648,334)	(29,839,766)

$19,348,595	$49,661,100	$22,628,008

750,000	4,525,000	1,450,000
$25.80	$10.97	$15.61

$25.69	$10.95	$15.61

$19,359,642	$48,163,480	$30,721,834

$—	$5,591,715	$35,665

$11,195	$3,830	$1,319

$—	$5,442,091	$—

115

Statements of Assets and Liabilities (continued)

October 31, 2018

	Invesco Global Water ETF (PIO)	Invesco International BuyBack Achievers™ ETF (IPKW)	Invesco MSCI Global Timber ETF (CUT)	Invesco S&P Global Dividend Opportunities Index ETF (LVL)
Assets:
Unaffiliated investments in securities, at value(a)	$164,519,734	$242,779,809	$172,970,654	$30,348,711
Affiliated investments in securities, at value	480,855	11,736,462	2,394,053	101,055
Cash	—	—	—	1,053
Foreign currencies, at value	—	—	—	5,438
Cash segregated as collateral	—	4,797,064	—	—
Receivables:
Dividends	381,192	555,424	361,592	52,170
Securities lending	60	123	2,114	—
Investments sold	—	15,432,807	62	—
Foreign tax reclaims	417,807	307,060	250,752	49,999
Shares sold	—	—	2,763,741	—
Other assets	—	—	4,452	1,025

Total Assets	165,799,648	275,608,749	178,747,420	30,559,451

Liabilities:
Due to custodian	289,446	—	40,265	—
Due to foreign custodian	863	60,331	306	—
Payables:
Collateral upon return of securities loaned	480,855	11,682,410	2,156,266	—
Collateral upon receipt of securities in-kind	—	4,797,064	—	—
Investments purchased	—	10,951,238	2,762,915	22
Shares repurchased	—	4,621,856	—	—
Accrued unitary management fees	109,030	122,726	—	—
Accrued advisory fees	—	—	93,557	19,063
Accrued trustees’ and officer’s fees	—	—	3,147	2,344
Accrued expenses	3,641	56	228,212	123,283

Total Liabilities	883,835	32,235,681	5,284,668	144,712

Net Assets	$164,915,813	$243,373,068	$173,462,752	$30,414,739

Net Assets Consist of:
Shares of beneficial interest	$202,980,131	$296,355,161	$171,150,482	$73,140,404
Distributable earnings	(38,064,318)	(52,982,093)	2,312,270	(42,725,665)

Net Assets	$164,915,813	$243,373,068	$173,462,752	$30,414,739

Shares outstanding (unlimited amount authorized, $0.01 par value)	6,950,000	7,850,000	6,200,000	2,880,000
Net asset value	$23.73	$31.00	$27.98	$10.56

Market price	$23.69	$30.96	$27.94	$10.54

Unaffiliated investments in securities, at cost	$151,925,557	$282,720,622	$150,106,735	$31,412,237

Affiliated investments in securities, at cost	$480,855	$11,736,462	$2,431,594	$101,055

Foreign currencies (due to foreign custodian), at cost	$(839)	$(60,498)	$(312)	$5,461

(a) Includes securities on loan with an aggregate value of:	$460,428	$11,179,516	$2,109,938	$—

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

116

Invesco S&P International Developed Quality ETF (IDHQ)	Invesco Zacks International Multi-Asset Income ETF (HGI)

$31,799,103	$9,059,906
56,051	81,539
—	—
—	1,877
—	—

84,494	21,268
—	501
—	—
108,693	13,950
—	—
—	267

32,048,341	9,179,308

—	—
15	—

—	—
—	—
15	—
—	—
9,094	—
—	6,462
—	3,238
145	110,084

9,269	119,784

$32,039,072	$9,059,524

$39,801,112	$40,417,509
(7,762,040)	(31,357,985)

$32,039,072	$9,059,524

1,500,000	600,000
$21.36	$15.10

$21.31	$14.98

$33,811,028	$9,923,359

$56,051	$81,539

$(19)	$1,884

$—	$—

117

Statements of Operations

For the year ended October 31, 2018(a)

	Invesco Canadian Energy Income ETF (ENY)		Invesco China Real Estate ETF (TAO)
	Five Months Ended October 31, 2018(b)	Year Ended May 31, 2018	Five Months Ended October 31, 2018(b)	Year Ended May 31, 2018
Investment Income:
Unaffiliated dividend income	$396,035	$1,025,878	$1,446,511	$2,299,160
Affiliated dividend income	461	19	424	17
Non-cash dividend income	—	—	356,024	2,156,549
Securities lending income	2,310	15,404	590	114,714
Foreign withholding tax	(59,405)	(153,882)	(13,391)	(8,244)

Total Income	339,401	887,419	1,790,158	4,562,196

Expenses:
Unitary management fees	—	—	—	—
Advisory fees	44,243	102,761	122,881	343,090
Professional fees	24,249	48,087	24,366	44,448
Sub-licensing fees	3,836	15,272	26,887	78,081
Trustees’ and officer’s fees	1,765	8,827	2,410	9,308
Custodian & transfer agent fees	2,589	8,168	2,138	37,802
Printing fees	2,980	7,444	6,715	16,557
Accounting & administration fees	15,627	6,235	15,627	15,541
Listing fee and expenses	2,097	5,110	2,097	5,740
Intraday valuation fees	825	2,545	1,647	2,709
Insurance	559	896	657	878
Other expenses	735	629	1,176	456

Total Expenses	99,505	205,974	206,601	554,610

Less: Waivers	(42,001)	(51,904)	(34,752)	(74,314)

Net Expenses	57,504	154,070	171,849	480,296

Net Investment Income	281,897	733,349	1,618,309	4,081,900

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investment securities	(1,325,802)	(1,295,006)	(198,007)	(1,530,902)
In-kind redemptions	127,398	450,968	6,007,593	825,375
Foreign currencies	(895)	3,317	(312)	(4,528)

Net realized gain (loss)	(1,199,299)	(840,721)	5,809,274	(710,055)

Change in net unrealized appreciation (depreciation) on:
Investment securities	(1,105,399)	691,715	(20,176,956)	10,807,607
Foreign currencies	396	(819)	(1,936)	(95)

Net change in unrealized appreciation (depreciation)	(1,105,003)	690,896	(20,178,892)	10,807,512

Net realized and unrealized gain (loss)	(2,304,302)	(149,825)	(14,369,618)	10,097,457

Net increase (decrease) in net assets resulting from operations	$(2,022,405)	$583,524	$(12,751,309)	$14,179,357

(a)	Effective October 31, 2018, Invesco Canadian Energy Income ETF, Invesco China Real Estate ETF and Invesco China Small Cap ETF changed fiscal year end to October 31.
(b)	For the period June 1, 2018 through October 31, 2018.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

118

Invesco China Small Cap ETF (HAO)		Invesco DWA Developed Markets Momentum ETF (PIZ)
Five Months Ended October 31, 2018(b)	Year Ended May 31, 2018	Year Ended October 31, 2018

$1,491,078	$2,445,039	$4,410,960
480	12	1,483
–	—	154,391
14,813	435,137	24,379
(63,490)	(89,742)	(452,548)

1,442,881	2,790,446	4,138,665

—	—	1,976,606
180,979	452,823	—
24,680	49,997	—
38,113	115,138	—
1,941	9,330	—
1,720	83,745	—
6,700	14,770	—
15,940	24,912	—
2,096	5,017	—
1,654	1,504	—
799	1,523	—
1,200	1,221	—

275,822	759,980	1,976,606

(73,166)	(59,308)	(189)

202,656	700,672	1,976,417

1,240,225	2,089,774	2,162,248

(1,349,036)	(853,482)	(13,960,373)
1,278,606	10,268,443	21,491,945
528	(10,226)	(2,470)

(69,902)	9,404,735	7,529,102

(24,937,199)	15,108,601	(32,104,434)
(464)	1,174	18,136

(24,937,663)	15,109,775	(32,086,298)

(25,007,565)	24,514,510	(24,557,196)

$(23,767,340)	$26,604,284	$(22,394,948)

119

Statements of Operations (continued)

For the year ended October 31, 2018(a)

	Invesco DWA Emerging Markets Momentum ETF (PIE)	Invesco Emerging Markets Infrastructure ETF (PXR)	Invesco Frontier Markets ETF (FRN)		Invesco FTSE RAFI Asia Pacific ex-Japan ETF (PAF)
	Year Ended October 31, 2018	Year Ended October 31, 2018	Five Months Ended October 31, 2018(b)	Year Ended May 31, 2018	Year Ended October 31, 2018
Investment Income:
Unaffiliated dividend income	$8,521,669	$571,655	$820,881	$2,686,028	$872,978
Affiliated dividend income	5,542	305	332	880	344
Non-cash dividend income	—	20,901	—	—	140,149
Securities lending income	29,015	723	—	12,547	—
Foreign withholding tax	(985,267)	(75,851)	(55,328)	(212,369)	(46,738)

Total Income	7,570,959	517,733	765,885	2,487,086	966,733

Expenses:
Unitary management fees	2,343,862	149,186	—	—	112,632
Advisory fees	—	—	123,624	352,676	—
Professional fees	—	—	25,165	47,272	—
Sub-licensing fees	—	—	24,724	70,535	—
Trustees’ and officer’s fees	—	—	2,290	10,305	—
Custodian & transfer agent fees	—	—	3,960	282,382	—
Printing fees	—	—	5,000	15,397	—
Accounting & administration fees	—	—	15,915	16,076	—
Listing fee and expenses	—	—	2,096	5,013	—
Intraday valuation fees	—	—	—	7,600	—
Insurance	—	—	730	1,433	—
Other expenses	—	—	457	332	—

Total Expenses	2,343,862	149,186	203,961	809,021	112,632

Less: Waivers	(786)	(44)	(31,088)	(317,200)	(46)

Net Expenses	2,343,076	149,142	172,873	491,821	112,586

Net Investment Income	5,227,883	368,591	593,012	1,995,265	854,147

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investment securities net of foreign taxes withheld*	(1,828,135)	(295,264)	(2,988,977)	944,464	57,815
in-kind redemptions	1,564,379	—	1,290,134	3,419,275	348,035
Foreign currencies	(542,147)	(6,605)	(25,251)	(672,954)	(6,519)

Net realized gain (loss)	(805,903)	(301,869)	(1,724,094)	3,690,785	399,331

Change in net unrealized appreciation (depreciation) on:
Unaffiliated investment securities	(47,582,501)	(2,508,656)	(6,089,831)	(2,395,531)	(3,742,505)
Affiliated investment securities	—	—	—	—	—
Foreign currencies	(1,614)	(766)	(6,041)	55,275	(683)

Net change in unrealized appreciation (depreciation)	(47,584,115)	(2,509,422)	(6,095,872)	(2,340,256)	(3,743,188)

Net realized and unrealized gain (loss)	(48,390,018)	(2,811,291)	(7,819,966)	$1,350,529	(3,343,857)

Net increase (decrease) in net assets resulting from operations	$(43,162,135)	$(2,442,700)	$(7,226,954)	$3,345,794	$(2,489,710)

* Foreign capital gains taxes withheld	—	—	—	1,803	—

(a)	Effective October 31, 2018, Invesco Frontier Markets ETF changed its fiscal year end to October 31.
(b)	For the period June 1, 2018 through October 31, 2018.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

120

Invesco FTSE RAFI Developed Markets ex-U.S. ETF (PXF)	Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN)	Invesco FTSE RAFI Emerging Markets ETF (PXH)	Invesco Global Agriculture ETF (PAGG)	Invesco Global Clean Energy ETF (PBD)	Invesco Global Gold and Precious Metals ETF (PSAU)	Invesco Global Water ETF (PIO)
Year Ended October 31, 2018	Year Ended October 31, 2018	Year Ended October 31, 2018	Year Ended October 31, 2018	Year Ended October 31, 2018	Year Ended October 31, 2018	Year Ended October 31, 2018

$45,057,350	$6,362,900	$42,256,449	$496,795	$927,633	$365,333	$4,946,298
11,892	3,070	20,500	51	546	384	383
2,179,172	769,959	2,635,325	—	—	—	—
512,757	94,170	2,891	2,443	389,150	2,217	41,535
(4,245,231)	(705,975)	(4,477,883)	(36,623)	(81,224)	(22,144)	(289,136)

43,515,940	6,524,124	40,437,282	462,666	1,236,105	345,790	4,699,080

5,646,833	1,167,119	5,234,900	161,251	425,784	220,992	1,400,044
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—

5,646,833	1,167,119	5,234,900	161,251	425,784	220,992	1,400,044

(1,494)	(437)	(72,429)	(9)	(78)	(51)	(47)

5,645,339	1,166,682	5,162,471	161,242	425,706	220,941	1,399,997

37,870,601	5,357,442	35,274,811	301,424	810,399	124,849	3,299,083

(11,657,927)	(1,516,476)	(12,993,583)	(2,222,005)	411,567	(2,254,718)	369,645
42,285,481	22,686,639	48,317,471	479,600	864,208	(637,241)	18,113,798
(191,564)	(114,681)	(345,801)	(1,530)	(24,963)	976	(85,410)

30,435,990	21,055,482	34,978,087	(1,743,935)	1,250,812	(2,890,983)	18,398,033

(169,325,564)	(51,689,065)	(121,217,222)	1,011,932	(10,592,244)	(3,306,587)	(28,987,643)
—	—	(1,287,242)	—	—	—	—
(84,372)	(4,743)	882	849	(781)	(24)	(9,201)

(169,409,936)	(51,693,808)	(122,503,582)	1,012,781	(10,593,025)	(3,306,611)	(28,996,844)

(138,973,946)	(30,638,326)	(87,525,495)	(731,154)	(9,342,213)	(6,197,594)	(10,598,811)

$(101,103,345)	$(25,280,884)	$(52,250,684)	$(429,730)	$(8,531,814)	$(6,072,745)	$(7,299,728)

—	—	—	—	—	—	—

121

Statements of Operations (continued)

For the year ended October 31, 2018(a)

	Invesco International BuyBack Achievers™ ETF (IPKW)	Invesco MSCI Global Timber ETF (CUT)		Invesco S&P Global Dividend Opportunities Index ETF (LVL)
	Year Ended October 31, 2018	Five Months Ended October 31, 2018(b)	Year Ended May 31, 2018	Five Months Ended October 31, 2018(b)	Year Ended May 31, 2018
Investment Income:
Unaffiliated dividend income	$7,832,491	$1,900,240	$5,825,546	$730,295	$1,998,596
Affiliated dividend income	5,211	1,035	625	545	—
Non-cash dividend income	—	—	—	4,955	—
Securities lending income	88,145	10,420	68,956	—	6,806
Foreign withholding tax	(855,528)	(74,315)	(309,186)	(29,379)	(183,748)

Total Income	7,070,319	1,837,380	5,585,941	706,416	1,821,654

Expenses:
Unitary management fees	1,586,024	—	—	—	—
Advisory fees	—	448,728	1,085,835	72,683	269,974
Professional fees	—	25,030	51,940	24,956	51,958
Sub-licensing fees	—	53,846	130,300	6,396	23,758
Trustees’ and officer’s fees	—	2,917	15,097	2,268	9,237
Custodian & transfer agent fees	—	2,070	69,281	2,164	25,395
Printing fees	—	11,400	36,908	4,192	9,791
Accounting & administration fees	—	20,000	49,340	15,627	13,301
Listing fee and expenses	—	2,096	5,110	2,097	5,017
Intraday valuation fees	—	1,651	2,480	873	6,022
Insurance	—	947	2,548	605	1,055
Other expenses	—	1,400	330	938	392

Total Expenses	1,586,024	570,085	1,449,169	132,799	415,900

Less: Waivers	(614)	(76,726)	(255,325)	(39,935)	(70,315)

Net Expenses	1,585,410	493,359	1,193,844	92,864	345,585

Net Investment Income	5,484,909	1,344,021	4,392,097	613,552	1,476,069

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Unaffiliated investment securities	(4,494,928)	643,465	2,843,723	(2,123,438)	3,286,726
Affiliated investment securities	—	(1,068)	—	—	—
Affiliated in-kind redemptions	—	(1,056)	—	—	—
Unaffiliated in-kind redemptions	10,782,744	11,114,062	1,477,955	1,419,889	816,921
Foreign currencies	(76,610)	(38,259)	(25,408)	(12,645)	(9,444)

Net realized gain (loss)	6,211,206	11,717,144	4,296,270	(716,194)	4,094,203

Change in net unrealized appreciation (depreciation) on:
Unaffiliated investment securities	(50,577,719)	(48,975,018)	36,147,593	122,594	(3,384,387)
Affiliated investment securities	—	(24,603)	—	—	—
Foreign currencies	(6,357)	(8,733)	17,571	(2,553)	(901)

Net change in unrealized appreciation (depreciation)	(50,584,076)	(49,008,354)	36,165,164	120,041	(3,385,288)

Net realized and unrealized gain (loss)	(44,372,870)	(37,291,210)	40,461,434	(596,153)	708,915

Net increase (decrease) in net assets resulting from operations	$(38,887,961)	$(35,947,189)	$44,853,531	$17,399	$2,184,984

(a)

Effective October 31, 2018, Invesco MSCI Global Timber ETF, Invesco S&P Global Dividend Opportunities Index ETF and Invesco Zacks International Multi-Asset Income ETF changed fiscal year end to October 31.

(b)	For the period June 1, 2018 through October 31, 2018.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

122

Invesco S&P International Developed Quality ETF (IDHQ)	Invesco Zacks International Multi-Asset Income ETF (HGI)
Year Ended October 31, 2018	Five Months Ended October 31, 2018(b)	Year Ended May 31, 2018

$987,503	$166,699	$578,121
227	455	16
62,576	2,679	—
—	4,050	30,977
(99,527)	(7,419)	(44,206)

950,779	166,464	564,908

99,725	—	—
—	21,635	67,051
—	25,015	49,681
—	4,327	13,410
—	2,078	8,088
—	1,650	16,006
—	3,000	4,590
—	15,915	3,203
—	2,096	5,110
—	841	4,096
—	637	906
—	700	894

99,725	77,894	173,035

(29)	(47,701)	(79,160)

99,696	30,193	93,875

851,083	136,271	471,033

(655,879)	(394,449)	815,995
—	—	—
—	—	—
1,910,906	34,264	253,901
9,222	(3,732)	(2,803)

1,264,249	(363,917)	1,067,093

(5,174,587)	(726,755)	(910,389)
—	—	—
(3,426)	(315)	39

(5,178,013)	(727,070)	(910,350)

(3,913,764)	(1,090,987)	156,743

$(3,062,681)	$(954,716)	$627,776

123

Statements of Changes in Net Assets

For the years ended October 31, 2018 and 2017(a)

	Invesco Canadian Energy Income ETF (ENY)
	Five Months Ended October 31, 2018(b)	Year Ended May 31, 2018	Year Ended May 31, 2017
Operations:
Net investment income	$281,897	$733,349	$842,025
Net realized gain (loss)	(1,199,299)	(840,721)	(1,483,309)
Net change in unrealized appreciation (depreciation)	(1,105,003)	690,896	1,117,587

Net increase (decrease) in net assets resulting from operations	(2,022,405)	583,524	476,303

Distributions to Shareholders from:
Distributable earnings	(338,012)	(851,464)	(846,327)

Shareholder Transactions:
Proceeds from shares sold	—	5,443,957	—
Value of shares repurchased	(1,619,853)	(7,833,765)	(4,407,991)

Net increase (decrease) in net assets resulting from shares transactions	(1,619,853)	(2,389,808)	(4,407,991)

Increase (Decrease) in Net Assets	(3,980,270)	(2,657,748)	(4,778,015)

Net Assets:
Beginning of period	21,938,699	24,596,447	29,374,462

End of period	$17,958,429	$21,938,699	$24,596,447

Changes in Shares Outstanding:
Shares sold	—	650,000	—
Shares repurchased	(200,000)	(950,000)	(500,000)
Shares outstanding, beginning of period	2,720,000	3,020,000	3,520,000

Shares outstanding, end of period	2,520,000	2,720,000	3,020,000

(a)	Effective October 31, 2018, Invesco Canadian Energy Income ETF and Invesco China Real Estate ETF changed fiscal year end to October 31.
(b)	For the period June 1, 2018 through October 31, 2018.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

124

Invesco China Real Estate ETF (TAO)
Five Months Ended October 31, 2018(b)	Year Ended May 31, 2018	Year Ended May 31, 2017

$1,618,309	$4,081,900	$1,230,989
5,809,274	(710,055)	113,449
(20,178,892)	10,807,512	5,911,699

(12,751,309)	14,179,357	7,256,137

—	(3,971,680)	(950,372)

1,560,368	32,072,370	46,360,577
(35,595,627)	(2,973,908)	(21,118,129)

(34,035,259)	29,098,462	25,242,448

(46,786,568)	39,306,139	31,548,213

83,344,250	44,038,111	12,489,898

$36,557,682	$83,344,250	$44,038,111

50,000	1,100,000	2,100,000
(1,300,000)	(100,000)	(1,000,000)
2,760,000	1,760,000	660,000

1,510,000	2,760,000	1,760,000

125

Statements of Changes in Net Assets (continued)

For the years ended October 31, 2018 and 2017(a)

	Invesco China Small Cap ETF (HAO)
	Five Months Ended October 31, 2018(b)	Year Ended May 31, 2018	Year Ended May 31, 2017
Operations:
Net investment income	$1,240,225	$2,089,774	$2,152,602
Net realized gain (loss)	(69,902)	9,404,735	(10,352,159)
Net change in unrealized appreciation (depreciation)	(24,937,663)	15,109,775	23,609,157

Net increase (decrease) in net assets resulting from operations	(23,767,340)	26,604,284	15,409,600

Distributions to Shareholders from:
Distributable earnings	—	(3,252,830)	(3,021,200)

Shareholder Transactions:
Proceeds from shares sold	—	11,812,995	—
Value of shares repurchased	(8,334,088)	(26,614,585)	(21,580,496)

Net increase (decrease) in net assets resulting from shares transactions	(8,334,088)	(14,801,590)	(21,580,496)

Increase (Decrease) in Net Assets	(32,101,428)	8,549,864	(9,192,096)

Net Assets:
Beginning of period	94,236,901	85,687,037	94,879,133

End of period	$62,135,473	$94,236,901	$85,687,037

Changes in Shares Outstanding:
Shares sold	—	400,000	—
Shares repurchased	(300,000)	(900,000)	(900,000)
Shares outstanding, beginning of period	2,900,000	3,400,000	4,300,000

Shares outstanding, end of period	2,600,000	2,900,000	3,400,000

(a)	Effective October 31, 2018, Invesco China Small Cap ETF changed its fiscal year end to October 31.
(b)	For the period June 1, 2018 through October 31, 2018.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

126

Invesco DWA Developed Markets Momentum ETF (PIZ)
Year Ended October 31, 2018	Year Ended October 31, 2017

$2,162,248	$2,662,258
7,529,102	1,564,741
(32,086,298)	34,477,746

(22,394,948)	38,704,745

(2,902,784)	(3,037,238)

120,271,026	112,142,200
(103,874,858)	(89,616,840)

16,396,168	22,525,360

(8,901,564)	58,192,867

232,083,908	173,891,041

$223,182,344	$232,083,908

4,350,000	4,500,000
(3,750,000)	(3,800,000)
8,500,000	7,800,000

9,100,000	8,500,000

127

Statements of Changes in Net Assets (continued)

For the years ended October 31, 2018 and 2017(a)

	Invesco DWA Emerging Markets Momentum ETF (PIE)		Invesco Emerging Markets Infrastructure ETF (PXR)
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017
Operations:
Net investment income	$5,227,883	$2,844,866	$368,591	$230,487
Net realized gain (loss)	(805,903)	11,676,978	(301,869)	(457,957)
Net change in unrealized appreciation (depreciation)	(47,584,115)	19,788,694	(2,509,422)	3,825,303

Net increase (decrease) in net assets resulting from operations	(43,162,135)	34,310,538	(2,442,700)	3,597,833

Distributions to Shareholders from:
Distributable earnings	(6,235,039)	(2,687,364)	(515,345)	(226,568)

Shareholder Transactions:
Proceeds from shares sold	74,057,773	33,061,149	—	—
Value of shares repurchased	(44,653,680)	(36,050,879)	—	(3,225,135)
Transaction fees	276,198	75,443	—	—

Net increase (decrease) in net assets resulting from shares transactions	29,680,291	(2,914,287)	—	(3,225,135)

Increase (Decrease) in Net Assets	(19,716,883)	28,708,887	(2,958,045)	146,130

Net Assets:
Beginning of period	212,376,858	183,667,971	20,403,769	20,257,639

End of period	$192,659,975	$212,376,858	$17,445,724	$20,403,769

Changes in Shares Outstanding:
Shares sold	3,500,000	1,900,000	—	—
Shares repurchased	(2,450,000)	(2,400,000)	—	(100,000)
Shares outstanding, beginning of period	10,900,000	11,400,000	550,000	650,000

Shares outstanding, end of period	11,950,000	10,900,000	550,000	550,000

(a)	Effective October 31, 2018, Invesco Frontier Markets ETF changed its fiscal year end to October 31.
(b)	For the period June 1, 2018 through October 31, 2018.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

128

Invesco Frontier Markets ETF (FRN)			Invesco FTSE RAFI Asia Pacific ex-Japan ETF (PAF)		Invesco FTSE RAFI Developed Markets ex-U.S. ETF (PXF)
Five Months Ended October 31, 2018(b)	Year Ended May 31, 2018	Year Ended May 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017

$593,012	$1,995,265	$1,288,584	$854,147	$946,819	$37,870,601	$32,138,326
(1,724,094)	3,690,785	(2,423,085)	399,331	239,616	30,435,990	(25,848,190)
(6,095,872)	(2,340,256)	11,742,054	(3,743,188)	5,036,106	(169,409,936)	238,923,294

(7,226,954)	3,345,794	10,607,553	(2,489,710)	6,222,541	(101,103,345)	245,213,430

—	(2,284,088)	(1,546,958)	(1,022,924)	(985,243)	(39,591,975)	(33,332,106)

—	33,925,310	17,028,606	—	2,699,345	325,024,707	73,521,216
(15,424,518)	(24,745,195)	(1,735,744)	(2,958,855)	(5,748,798)	(123,802,230)	(9,202,373)
65,946	251,008	—	3,973	—	44,658	—

(15,358,572)	9,431,123	15,292,862	(2,954,882)	(3,049,453)	201,267,135	64,318,843

(22,585,526)	10,492,829	24,353,457	(6,467,516)	2,187,845	60,571,815	276,200,167

74,326,867	63,834,038	39,480,581	26,178,167	23,990,322	1,214,849,735	938,649,568

$51,741,341	$74,326,867	$63,834,038	$19,710,651	$26,178,167	$1,275,421,550	$1,214,849,735

—	2,200,000	1,350,000	—	50,000	7,400,000	1,900,000
(1,100,000)	(1,700,000)	(150,000)	(50,000)	(100,000)	(2,750,000)	(250,000)
5,140,000	4,640,000	3,440,000	450,000	500,000	27,200,000	25,550,000

4,040,000	5,140,000	4,640,000	400,000	450,000	31,850,000	27,200,000

129

Statements of Changes in Net Assets (continued)

For the years ended October 31, 2018 and 2017

	Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN)		Invesco FTSE RAFI Emerging Markets ETF (PXH)
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017
Operations:
Net investment income	$5,357,442	$3,590,145	$35,274,811	$22,862,985
Net realized gain (loss)	21,055,482	4,960,050	34,978,087	21,358,629
Net change in unrealized appreciation (depreciation)	(51,693,808)	31,384,621	(122,503,582)	95,187,965

Net increase (decrease) in net assets resulting from operations	(25,280,884)	39,934,816	(52,250,684)	139,409,579

Distributions to Shareholders from:
Distributable earnings	(6,547,030)	(3,758,579)	(34,680,231)	(22,154,095)

Shareholder Transactions:
Proceeds from shares sold	183,475,668	29,510,803	381,359,053	224,547,201
Value of shares repurchased	(66,459,873)	(21,884,452)	(132,537,225)	—
Transaction fees	17,894	—	240,894	—

Net increase (decrease) in net assets resulting from shares transactions	117,033,689	7,626,351	249,062,722	224,547,201

Increase (Decrease) in Net Assets	85,205,775	43,802,588	162,131,807	341,802,685

Net Assets:
Beginning of period	206,656,876	162,854,288	967,201,082	625,398,397

End of period	$291,862,651	$206,656,876	$1,129,332,889	$967,201,082

Changes in Shares Outstanding:
Shares sold	5,650,000	1,000,000	17,550,000	11,400,000
Shares repurchased	(1,950,000)	(750,000)	(5,800,000)	—
Shares outstanding, beginning of period	6,200,000	5,950,000	44,650,000	33,250,000

Shares outstanding, end of period	9,900,000	6,200,000	56,400,000	44,650,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

130

Invesco Global Agriculture ETF (PAGG)		Invesco Global Clean Energy ETF (PBD)		Invesco Global Gold and Precious Metals ETF (PSAU)
Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017

$301,424	$209,296	$810,399	$1,084,465	$124,849	$71,642
(1,743,935)	(1,960,747)	1,250,812	949,697	(2,890,983)	19,751
1,012,781	5,168,331	(10,593,025)	10,209,481	(3,306,611)	(3,380,693)

(429,730)	3,416,880	(8,531,814)	12,243,643	(6,072,745)	(3,289,300)

(286,666)	(410,696)	(989,690)	(928,991)	(530,104)	(431,334)

—	—	1,306,907	—	7,661,042	6,102,262
(2,681,482)	(2,561,617)	(2,624,568)	(6,967,896)	(8,951,578)	(14,601,642)
761	—	1,049	—	—	—

(2,680,721)	(2,561,617)	(1,316,612)	(6,967,896)	(1,290,536)	(8,499,380)

(3,397,117)	444,567	(10,838,116)	4,346,756	(7,893,385)	(12,220,014)

22,745,712	22,301,145	60,499,216	56,152,460	30,521,393	42,741,407

$19,348,595	$22,745,712	$49,661,100	$60,499,216	$22,628,008	$30,521,393

—	—	100,000	—	450,000	300,000
(100,000)	(100,000)	(200,000)	(650,000)	(600,000)	(750,000)
850,000	950,000	4,625,000	5,275,000	1,600,000	2,050,000

750,000	850,000	4,525,000	4,625,000	1,450,000	1,600,000

131

Statements of Changes in Net Assets (continued)

For the years ended October 31, 2018 and 2017(a)

	Invesco Global Water ETF (PIO)		Invesco International BuyBack Achievers™ ETF (IPKW)
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017
Operations:
Net investment income	$3,299,083	$2,302,243	$5,484,909	$1,980,816
Net realized gain (loss)	18,398,033	18,350,136	6,211,206	21,925,567
Net change in unrealized appreciation (depreciation)	(28,996,844)	13,710,436	(50,584,076)	9,039,820

Net increase (decrease) in net assets resulting from operations	(7,299,728)	34,362,815	(38,887,961)	32,946,203

Distributions to Shareholders from:
Distributable earnings	(3,250,758)	(2,385,041)	(5,721,629)	(1,427,460)

Shareholder Transactions:
Proceeds from shares sold	37,473,227	30,447,745	216,364,968	196,370,507
Value of shares repurchased	(62,872,083)	(50,228,264)	(126,159,214)	(122,356,446)
Transaction fees	2,991	—	41,908	—

Net increase (decrease) in net assets resulting from shares transactions	(25,395,865)	(19,780,519)	90,247,662	74,014,061

Increase (Decrease) in Net Assets	(35,946,351)	12,197,255	45,638,072	105,532,804

Net Assets:
Beginning of period	200,862,164	188,664,909	197,734,996	92,202,192

End of period	$164,915,813	$200,862,164	$243,373,068	$197,734,996

Changes in Shares Outstanding:
Shares sold	1,450,000	1,250,000	5,800,000	6,000,000
Shares repurchased	(2,450,000)	(2,150,000)	(3,550,000)	(3,700,000)
Shares outstanding, beginning of period	7,950,000	8,850,000	5,600,000	3,300,000

Shares outstanding, end of period	6,950,000	7,950,000	7,850,000	5,600,000

(a)	Effective October 31, 2018, Invesco MSCI Global Timber ETF and Invesco S&P Global Dividend Opportunities Index ETF changed fiscal year end to October 31.
(b)	For the period June 1, 2018 through October 31, 2018.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

132

Invesco MSCI Global Timber ETF (CUT)			Invesco S&P Global Dividend Opportunities Index ETF (LVL)
Five Months Ended October 31, 2018(b)	Year Ended May 31, 2018	Year Ended May 31, 2017	Five Months Ended October 31, 2018(b)	Year Ended May 31, 2018	Year Ended May 31, 2017

$1,344,021	$4,392,097	$3,222,390	$613,552	$1,476,069	$2,818,098
11,717,144	4,296,270	3,524,416	(716,194)	4,094,203	3,863,991
(49,008,354)	36,165,164	24,475,645	120,041	(3,385,288)	3,590,922

(35,947,189)	44,853,531	31,222,451	17,399	2,184,984	10,273,011

—	(3,518,655)	(3,735,200)	(837,522)	(1,765,272)	(2,719,976)

11,140,448	9,311,470	13,735,812	8,947,465	—	23,170,327
(37,927,735)	(4,659,172)	(14,080,512)	(14,280,682)	(23,910,516)	(23,314,340)
7,303	—	—	330	—	—

(26,779,984)	4,652,298	(344,700)	(5,332,887)	(23,910,516)	(144,013)

(62,727,173)	45,987,174	27,142,551	(6,153,010)	(23,490,804)	7,409,022

236,189,925	190,202,751	163,060,200	36,567,749	60,058,553	52,649,531

$173,462,752	$236,189,925	$190,202,751	$30,414,739	$36,567,749	$60,058,553

350,000	300,000	550,000	800,000	—	2,240,000
(1,200,000)	(150,000)	(550,000)	(1,280,000)	(2,160,000)	(2,240,000)
7,050,000	6,900,000	6,900,000	3,360,000	5,520,000	5,520,000

6,200,000	7,050,000	6,900,000	2,880,000	3,360,000	5,520,000

133

Statements of Changes in Net Assets (continued)

For the years ended October 31, 2018 and 2017(a)

	Invesco S&P International Developed Quality ETF (IDHQ)		Invesco Zacks International Multi-Asset Income ETF (HGI)
	Year Ended October 31, 2018	Year Ended October 31, 2017	Five Months Ended October 31, 2018(b)	Year Ended May 31, 2018	Year Ended May 31, 2017
Operations:
Net investment income	$851,083	$485,563	$136,271	$471,033	$540,175
Net realized gain (loss)	1,264,249	1,194,510	(363,917)	1,067,093	602,464
Net change in unrealized appreciation (depreciation)	(5,178,013)	3,063,636	(727,070)	(910,350)	1,397,165

Net increase (decrease) in net assets resulting from operations	(3,062,681)	4,743,709	(954,716)	627,776	2,539,804

Distributions to Shareholders from:
Distributable earnings	(814,149)	(571,984)	(252,898)	(440,660)	(556,170)

Shareholder Transactions:
Proceeds from shares sold	22,491,922	9,005,197	—	—	—
Value of shares repurchased	(14,783,286)	(5,602,570)	(1,675,252)	(3,377,340)	(3,080,112)
Transaction fees	4,530	—	148	—	—

Net increase (decrease) in net assets resulting from shares transactions	7,713,166	3,402,627	(1,675,104)	(3,377,340)	(3,080,112)

Increase (Decrease) in Net Assets	3,836,336	7,574,352	(2,882,718)	(3,190,224)	(1,096,478)

Net Assets:
Beginning of period	28,202,736	20,628,384	11,942,242	15,132,466	16,228,944

End of period	$32,039,072	$28,202,736	$9,059,524	$11,942,242	$15,132,466

Changes in Shares Outstanding:
Shares sold	950,000	400,000	—	—	—
Shares repurchased	(650,000)	(250,000)	(100,000)	(200,000)	(200,000)
Shares outstanding, beginning of period	1,200,000	1,050,000	700,000	900,000	1,100,000

Shares outstanding, end of period	1,500,000	1,200,000	600,000	700,000	900,000

(a)	Effective October 31, 2018, Invesco Zacks International Multi-Asset Income ETF changed its fiscal year end to October 31.
(b)	For the period June 1, 2018 through October 31, 2018.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

134

Financial Highlights

Invesco Canadian Energy Income ETF (ENY)

	Five Months Ended October 31, 2018		Year Ended May 31,
			2018	2017	2016	2015	2014
Per Share Operating Performance:
Net asset value at beginning of period	$8.07		$8.14	$8.35	$10.74	$16.36	$14.51
Net investment income(a)	0.11		0.26	0.26	0.29	0.41	0.42
Net realized and unrealized gain (loss) on investments	(0.92)		(0.03)	(0.21)	(2.39)	(5.63)	1.88
Total from investment operations	(0.81)		0.23	0.05	(2.10)	(5.22)	2.30
Distributions to shareholders from:
Net investment income	(0.13)		(0.30)	(0.26)	(0.29)	(0.40)	(0.39)
Return of capital	—		—	—	—	—	(0.06)
Total distributions	(0.13)		(0.30)	(0.26)	(0.29)	(0.40)	(0.45)
Net asset value at end of period	$7.13		$8.07	$8.14	$8.35	$10.74	$16.36
Market price at end of period	$7.09	(b)	$8.02 (b)	$8.09	$8.33	$10.79	$16.44
Net Asset Value Total Return(c)	(10.20)%		2.78%	0.36%	(19.34)%	(32.39)%	16.30%
Market Price Total Return(c)	(10.14)%		2.78%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$17,958		$21,939	$24,596	$29,374	$42,082	$46,127
Ratio to average net assets of:
Expenses, after Waivers	0.66	%(d)	0.66%	0.66%	0.69%	0.70%	0.71%
Expenses, prior to Waivers	1.14	%(d)	0.88%	0.90%	0.87%	0.79%	0.80%
Net investment income, after Waivers	3.23	%(d)	3.14%	2.95%	3.68%	3.15%	2.87%
Portfolio turnover rate(e)	21%		28%	22%	35%	28%	80%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco China Real Estate ETF (TAO)

	Five Months Ended October 31, 2018		Year Ended May 31,
			2018		2017	2016	2015	2014
Per Share Operating Performance:
Net asset value at beginning of period	$30.20		$25.02		$18.92	$24.50	$20.52	$22.03
Net investment income(a)	0.77	(b)	1.74	(c)	0.68	0.81	0.66	0.68
Net realized and unrealized gain (loss) on investments	(6.76)		5.09		5.82	(5.42)	3.86	(1.54)
Total from investment operations	(5.99)		6.83		6.50	(4.61)	4.52	(0.86)
Distributions to shareholders from:
Net investment income	—		(1.65)		(0.40)	(0.97)	(0.54)	(0.65)
Net asset value at end of period	$24.21		$30.20		$25.02	$18.92	$24.50	$20.52
Market price at end of period	$24.17	(d)	$30.28	(d)	$25.14	$18.83	$24.55	$20.43
Net Asset Value Total Return(e)	(19.83)%		27.61%		34.94%	(19.05)%	22.50%	(3.82)%
Market Price Total Return(e)	(20.18)%		27.37%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$36,558		$83,344		$44,038	$12,490	$34,548	$22,778
Ratio to average net assets of:
Expenses, after Waivers	0.70	%(f)	0.70%		0.70%	0.70%	0.70%	0.71%
Expenses, prior to Waivers	0.84	%(f)	0.81%		0.99%	1.15%	0.88%	0.95%
Net investment income, after Waivers	6.58	%(b)(f)	5.95	%(c)	3.14%	3.94%	3.04%	3.32%
Portfolio turnover rate(g)	2%		20%		17%	32%	16%	9%

(a)	Based on average shares outstanding.
(b)

Net Investment income per share and the ratio of net investment income to average net assets include a non-cash taxable distribution received during the year. Net investment income per share and the ratio of net investment income to average net assets excluding the non-cash taxable distribution are $0.60 and 5.14%, respectively.

(c)

Net Investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the year. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $0.82 and 2.82%, respectively.

(d)	The mean between the last bid and ask prices.
(e)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

135

Financial Highlights (continued)

Invesco China Small Cap ETF (HAO)

	Five Months Ended October 31, 2018		Year Ended May 31
			2018	2017	2016	2015	2014
Per Share Operating Performance:
Net asset value at beginning of period	$32.50		$25.20	$22.06	$34.78	$24.72	$24.68
Net investment income(a)	0.45		0.66	0.55	0.72	0.51	0.56
Net realized and unrealized gain (loss) on investments	(9.05)		7.69	3.35	(12.50)	10.14	0.03
Total from investment operations	(8.60)		8.35	3.90	(11.78)	10.65	0.59
Distributions to shareholders from:
Net investment income	—		(1.05)	(0.76)	(0.94)	(0.59)	(0.55)
Net asset value at end of period	$23.90		$32.50	$25.20	$22.06	$34.78	$24.72
Market price at end of period	$23.50	(b)	$32.46 (b)	$24.97	$22.04	$34.56	$24.70
Net Asset Value Total Return(c)	(26.46)%		33.51%	18.05%	(34.14)%	43.88%	2.24%
Market Price Total Return(c)	(27.60)%		34.61%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$62,135		$94,237	$85,687	$94,879	$299,087	$206,421
Ratio to average net assets of:
Expenses, after Waivers	0.63	%(d)	0.75%	0.75%	0.75%	0.75%	0.76%
Expenses, prior to Waivers	0.85	%(d)	0.81%	0.90%	0.87%	0.83%	0.84%
Net investment income, after Waivers	3.83	%(d)	2.24%	2.27%	2.83%	1.86%	2.23%
Portfolio turnover rate(e)	7%		34%	27%	28%	31%	29%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco DWA Developed Markets Momentum ETF (PIZ)

	Year Ended October 31,
	2018	2017	2016	2015	2014
Per Share Operating Performance:
Net asset value at beginning of year	$27.30	$22.29	$23.36	$24.49	$25.39
Net investment income(a)	0.24	0.36	0.35	0.27	0.38
Net realized and unrealized gain (loss) on investments	(2.68)	5.05	(1.04)	(1.15)	(0.43)
Total from investment operations	(2.44)	5.41	(0.69)	(0.88)	(0.05)
Distributions to shareholders from:
Net investment income	(0.33)	(0.40)	(0.38)	(0.25)	(0.85)
Net asset value at end of year	$24.53	$27.30	$22.29	$23.36	$24.49
Market price at end of year(b)	$24.47	$27.35	$22.27	$23.21	$24.55
Net Asset Value Total Return(c)	(9.09)%	24.58%	(2.97)%	(3.63)%	(0.35)%
Market Price Total Return(c)	(9.48)%	24.91%	(2.43)%	(4.48)%	(0.43)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$223,182	$232,084	$173,891	$263,996	$383,322
Ratio to average net assets of:
Expenses	0.80%	0.81%	0.81%	0.81%	0.80%
Net investment income	0.88%	1.46%	1.50%	1.10%	1.48%
Portfolio turnover rate(d)	94%	98%	124%	120%	99%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

136

Financial Highlights (continued)

Invesco DWA Emerging Markets Momentum ETF (PIE)

	Year Ended October 31,
	2018	2017	2016		2015	2014
Per Share Operating Performance:
Net asset value at beginning of year	$19.48	$16.11	$16.02		$18.91	$18.78
Net investment income(a)	0.40	0.28	0.16		0.12	0.13
Net realized and unrealized gain (loss) on investments	(3.29)	3.34	0.14	(b)	(2.94)	0.08
Total from investment operations	(2.89)	3.62	0.30		(2.82)	0.21
Distributions to shareholders from:
Net investment income	(0.49)	(0.26)	(0.21)		(0.10)	(0.10)
Return of capital	—	—	(0.01)		—	—
Total distributions	(0.49)	(0.26)	(0.22)		(0.10)	(0.10)
Transaction fees(a)	0.02	0.01	0.01		0.03	0.02
Net asset value at end of year	$16.12	$19.48	$16.11		$16.02	$18.91
Market price at end of year(c)	$16.08	$19.54	$16.10		$15.97	$18.79
Net Asset Value Total Return(d)	(15.11)%	22.72%	2.00	%(b)	(14.78)%	1.27%
Market Price Total Return(d)	(15.58)%	23.18%	2.25%		(14.50)%	0.74%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$192,660	$212,377	$183,668		$196,268	$402,684
Ratio to average net assets of:
Expenses	0.90%	0.90%	0.90%		0.90%	0.90%
Net investment income	2.01%	1.67%	1.04%		0.68%	0.69%
Portfolio turnover rate(e)	163%	174%	160%		176%	147%

(a)	Based on average shares outstanding.
(b)

Includes settlement proceeds recorded during the period. Had these settlement proceeds not been recorded Net realized and unrealized gain (loss) on investments per share would have been $0.10 and total return would have been lower.

(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco Emerging Markets Infrastructure ETF (PXR)

	Year Ended October 31,
	2018	2017	2016		2015	2014
Per Share Operating Performance:
Net asset value at beginning of year	$37.10	$31.17	$30.97		$36.81	$38.71
Net investment income(a)	0.67	0.41	0.45		0.60	0.53
Net realized and unrealized gain (loss) on investments	(5.11)	5.93	0.26	(b)	(5.83)	(1.74)
Total from investment operations	(4.44)	6.34	0.71		(5.23)	(1.21)
Distributions to shareholders from:
Net investment income	(0.94)	(0.41)	(0.51)		(0.61)	(0.69)
Net asset value at end of year	$31.72	$37.10	$31.17		$30.97	$36.81
Market price at end of year(c)	$31.62	$37.20	$31.10		$30.67	$36.62
Net Asset Value Total Return(d)	(12.25)%	20.40%	2.44	%(b)	(14.36)%	(3.16)%
Market Price Total Return(d)	(12.77)%	21.00%	3.21%		(14.74)%	(2.65)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$17,446	$20,404	$20,258		$27,872	$36,811
Ratio to average net assets of:
Expenses	0.75%	0.75%	0.75%		0.77%	0.76%
Net investment income	1.85%	1.19%	1.54%		1.69%	1.42%
Portfolio turnover rate(e)	28%	39%	28%		34%	20%

(a)	Based on average shares outstanding.
(b)

Includes settlement proceeds recorded during the period. Had these settlement proceeds not been recorded Net realized and unrealized gain (loss) on investments per share would have been $0.06 and total return would have been lower.

(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

137

Financial Highlights (continued)

Invesco Frontier Markets ETF (FRN)

	Five Months Ended October 31, 2018		Year Ended May 31,
			2018	2017	2016	2015	2014
Per Share Operating Performance:
Net asset value at beginning of period	$14.46		$13.76	$11.48	$13.23	$16.79	$17.41
Net investment income(a)	0.14		0.42	0.34	0.34	0.23	0.38
Net realized and unrealized gain (loss) on investments	(1.81)		0.77	2.41	(1.89)	(3.36)	(0.35)
Total from investment operations	(1.67)		1.19	2.75	(1.55)	(3.13)	0.03
Distributions to shareholders from:
Net investment income	—		(0.54)	(0.47)	(0.20)	(0.43)	(0.65)
Transaction fees(a)	0.02		0.05	—	—	—	—
Net asset value at end of period	$12.81		$14.46	$13.76	$11.48	$13.23	$16.79
Market price at end of period	$12.75	(b)	$14.35 (b)	$13.74	$11.33	$13.33	$16.86
Net Asset Value Total Return(c)	(11.41)%		8.89%	24.72%	(11.59)%	(18.75)%	0.24%
Market Price Total Return(c)	(11.15)%		8.23%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$51,741		$74,327	$63,834	$39,481	$62,058	$87,970
Ratio to average net assets of:
Expenses, after Waivers	0.70	%(d)	0.70%	0.70%	0.70%	0.70%	0.71%
Expenses, prior to Waivers	0.82	%(d)	1.15%	1.17%	1.28%	0.77%	0.81%
Net investment income, after Waivers	2.40	%(d)	2.83%	2.83%	2.96%	1.50%	2.28%
Portfolio turnover rate(e)	21%		98%	74%	57%	94%	24%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco FTSE RAFI Asia Pacific ex-Japan ETF (PAF)

	Year Ended October 31,
	2018		2017	2016	2015		2014
Per Share Operating Performance:
Net asset value at beginning of year	$58.17		$47.98	$45.16	$55.46		$58.66
Net investment income(a)	2.12	(b)	1.89	1.41	1.98	(c)	1.77
Net realized and unrealized gain (loss) on investments	(8.46)		10.27	3.13	(10.57)		(3.17)
Total from investment operations	(6.34)		12.16	4.54	(8.59)		(1.40)
Distributions to shareholders from:
Net investment income	(2.56)		(1.97)	(1.72)	(1.71)		(1.80)
Transaction fees(a)	0.01		—	—	—		—
Net asset value at end of year	$49.28		$58.17	$47.98	$45.16		$55.46
Market price at end of year(d)	$49.21		$58.08	$47.75	$45.08		$55.40
Net Asset Value Total Return(e)	(11.41)%		25.90%	10.52%	(15.78)%		(2.38)%
Market Price Total Return(e)	(11.41)%		26.32%	10.21%	(15.83)%		(2.02)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$19,711		$26,178	$23,990	$22,578		$44,369
Ratio to average net assets of:
Expenses	0.49%		0.49%	0.49%	0.49%		0.49%
Net investment income	3.72	%(b)	3.54%	3.16%	3.93	%(c)	3.10%
Portfolio turnover rate(f)	21%		17%	20%	19%		16%

(a)	Based on average shares outstanding.
(b)

Net Investment income per share and the ratio of net investment income to average net assets include a non-cash taxable distribution received during the year. Net investment income per share and the ratio of net investment income to average net assets excluding the non-cash taxable distribution are $1.87 and 3.28%, respectively.

(c)

Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the year. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $1.75 and 3.46%, respectively.

(d)	The mean between the last bid and ask prices.
(e)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

138

Financial Highlights (continued)

Invesco FTSE RAFI Developed Markets ex-U.S. ETF (PXF)

	Year Ended October 31,
	2018	2017	2016	2015	2014
Per Share Operating Performance:
Net asset value at beginning of year	$44.66	$36.74	$38.60	$41.20	$42.99
Net investment income(a)	1.34	1.20	1.09	1.16	1.55	(b)
Net realized and unrealized gain (loss) on investments	(4.56)	7.98	(1.82)	(2.65)	(1.79)
Total from investment operations	(3.22)	9.18	(0.73)	(1.49)	(0.24)
Distributions to shareholders from:
Net investment income	(1.40)	(1.26)	(1.13)	(1.11)	(1.55)
Transaction fees(a)	0.00 (c)	—	—	—	—
Net asset value at end of year	$40.04	$44.66	$36.74	$38.60	$41.20
Market price at end of year(d)	$39.98	$44.81	$36.68	$38.34	$41.71
Net Asset Value Total Return(e)	(7.45)%	25.38%	(1.73)%	(3.72)%	(0.72)%
Market Price Total Return(e)	(7.92)%	25.99%	(1.24)%	(5.55)%	(0.07)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$1,275,422	$1,214,850	$938,650	$787,536	$762,267
Ratio to average net assets of:
Expenses	0.45%	0.45%	0.45%	0.46%	0.45%
Net investment income	3.02%	2.95%	3.05%	2.87%	3.57	%(b)
Portfolio turnover rate(f)	10%	13%	14%	12%	16%

(a)	Based on average shares outstanding.
(b)

Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $1.31 and 3.00%, respectively.

(c)	Amount represents less than $0.005.
(d)	The mean between the last bid and ask prices.
(e)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN)

	Year Ended October 31,
	2018	2017	2016	2015	2014
Per Share Operating Performance:
Net asset value at beginning of year	$33.33	$27.37	$26.60	$26.48	$27.40
Net investment income(a)	0.75	0.59	0.53	0.46	0.48
Net realized and unrealized gain (loss) on investments	(3.66)	5.99	0.86	0.12	(0.79)
Total from investment operations	(2.91)	6.58	1.39	0.58	(0.31)
Distributions to shareholders from:
Net investment income	(0.94)	(0.62)	(0.62)	(0.46)	(0.61)
Transaction fees(a)	0.00 (b)	—	—	—	—
Net asset value at end of year	$29.48	$33.33	$27.37	$26.60	$26.48
Market price at end of year(c)	$29.48	$33.44	$27.30	$26.66	$27.11
Net Asset Value Total Return(d)	(9.05)%	24.36%	5.37%	2.18%	(1.21)%
Market Price Total Return(d)	(9.36)%	25.09%	4.87%	0.01%	(0.58)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$291,863	$206,657	$162,854	$143,621	$105,915
Ratio to average net assets of:
Expenses	0.49%	0.49%	0.49%	0.50%	0.49%
Net investment income	2.25%	1.98%	2.01%	1.73%	1.73%
Portfolio turnover rate(e)	21%	19%	25%	24%	24%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

139

Financial Highlights (continued)

Invesco FTSE RAFI Emerging Markets ETF (PXH)

	Year Ended October 31,
	2018	2017		2016	2015	2014
Per Share Operating Performance:
Net asset value at beginning of year	$21.66	$18.81		$15.44	$20.38	$21.41
Net investment income(a)	0.73	0.57		0.42	0.53	0.60
Net realized and unrealized gain (loss) on investments	(1.66)	2.81		3.37	(5.02)	(1.02)
Total from investment operations	(0.93)	3.38		3.79	(4.49)	(0.42)
Distributions to shareholders from:
Net investment income	(0.71)	(0.53)		(0.42)	(0.45)	(0.61)
Transaction fees(a)	0.00 (b)	—		—	—	—
Net asset value at end of year	$20.02	$21.66		$18.81	$15.44	$20.38
Market price at end of year(c)	$20.03	$21.62		$18.80	$15.37	$20.25
Net Asset Value Total Return(d)	(4.44)%	18.10%		25.08%	(22.16)%	(2.03)%
Market Price Total Return(d)	(4.22)%	17.94%		25.57%	(22.00)%	(1.73)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$1,129,333	$967,201		$625,398	$293,398	$387,200
Ratio to average net assets of:
Expenses, after Waivers	0.48%	0.48	%(e)	0.48%	0.49%	0.49%
Expenses, prior to Waivers	0.49%	0.49	%(e)	0.49%	0.49%	0.49%
Net investment income, after Waivers	3.30%	2.84%		2.66%	2.88%	2.91%
Portfolio turnover rate(f)	16%	24%		16%	34%	22%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco Global Agriculture ETF (PAGG)

	Year Ended October 31,
	2018	2017	2016	2015	2014
Per Share Operating Performance:
Net asset value at beginning of year	$26.76	$23.47	$25.09	$29.31	$29.60
Net investment income(a)	0.38	0.23	0.48	0.68	0.69	(b)
Net realized and unrealized gain (loss) on investments	(0.98)	3.52	(1.59)	(4.17)	(0.29)
Total from investment operations	(0.60)	3.75	(1.11)	(3.49)	0.40
Distributions to shareholders from:
Net investment income	(0.36)	(0.46)	(0.51)	(0.73)	(0.69)
Transaction fees(a)	0.00 (c)	—	—	—	—
Net asset value at end of year	$25.80	$26.76	$23.47	$25.09	$29.31
Market price at end of year(d)	$25.69	$26.70	$23.50	$25.05	$29.25
Net Asset Value Total Return(e)	(2.31)%	16.12%	(4.39)%	(12.10)%	1.31%
Market Price Total Return(e)	(2.50)%	15.73%	(4.11)%	(12.06)%	1.49%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$19,349	$22,746	$22,301	$27,604	$55,698
Ratio to average net assets of:
Expenses	0.75%	0.77%	0.76%	0.76%	0.75%
Net investment income	1.40%	0.92%	2.07%	2.35%	2.31	%(b)
Portfolio turnover rate(f)	35%	45%	36%	32%	22%

(a)	Based on average shares outstanding.
(b)

Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $0.53 and 1.77%, respectively.

(c)	Amount represents less than $0.005.
(d)	The mean between the last bid and ask prices.
(e)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

140

Financial Highlights (continued)

Invesco Global Clean Energy ETF (PBD)

	Year Ended October 31,
	2018	2017	2016		2015	2014
Per Share Operating Performance:
Net asset value at beginning of year	$13.08	$10.65	$11.46		$12.52	$12.04
Net investment income(a)	0.18	0.23	0.20		0.13	0.11
Net realized and unrealized gain (loss) on investments	(2.07)	2.39	(0.80	)(b)	(1.07)	0.47	(b)
Total from investment operations	(1.89)	2.62	(0.60)		(0.94)	0.58
Distributions to shareholders from:
Net investment income	(0.22)	(0.19)	(0.21)		(0.12)	(0.10)
Transaction fees(a)	0.00 (c)	—	—		—	—
Net asset value at end of year	$10.97	$13.08	$10.65		$11.46	$12.52
Market price at end of year(d)	$10.95	$13.07	$10.62		$11.46	$12.60
Net Asset Value Total Return(e)	(14.69)%	24.90%	(5.29	)%(b)	(7.51)%	4.79	%(b)
Market Price Total Return(e)	(14.78)%	25.17%	(5.56)%		(8.10)%	5.55%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$49,661	$60,499	$56,152		$66,762	$77,288
Ratio to average net assets of:
Expenses	0.75%	0.75%	0.75%		0.77%	0.76%
Net investment income	1.43%	1.98%	1.83%		1.11%	0.83%
Portfolio turnover rate(f)	46%	40%	57%		51%	53%

(a)	Based on average shares outstanding.
(b)

Includes settlement proceeds recorded during the period. Had these settlement proceeds not been recorded Net realized and unrealized gain (loss) on investments per share would have been $(0.83) and $0.42 for the year ended October 31, 2016 and the year ended October 31, 2014, respectively, and total return would have been lower.

(c)	Amount represents less than $0.005.
(d)	The mean between the last bid and ask prices.
(e)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco Global Gold and Precious Metals ETF (PSAU)

	Year Ended October 31,
	2018	2017	2016	2015	2014
Per Share Operating Performance:
Net asset value at beginning of year	$19.08	$20.85	$12.94	$15.25	$21.32
Net investment income(a)	0.08	0.04	0.01	0.08	0.05
Net realized and unrealized gain (loss) on investments	(3.22)	(1.60)	7.92	(2.29)	(6.07)
Total from investment operations	(3.14)	(1.56)	7.93	(2.21)	(6.02)
Distributions to shareholders from:
Net investment income	(0.33)	(0.21)	(0.02)	(0.10)	(0.05)
Net asset value at end of year	$15.61	$19.08	$20.85	$12.94	$15.25
Market price at end of year(b)	$15.61	$19.04	$20.87	$12.89	$15.17
Net Asset Value Total Return(c)	(16.71)%	(7.30)%	61.40%	(14.63)%	(28.31)%
Market Price Total Return(c)	(16.53)%	(7.58)%	62.19%	(14.51)%	(28.25)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$22,628	$30,521	$42,741	$17,471	$18,299
Ratio to average net assets of:
Expenses	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment income	0.42%	0.19%	0.05%	0.49%	0.24%
Portfolio turnover rate(d)	12%	11%	27%	17%	18%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

141

Financial Highlights (continued)

Invesco Global Water ETF (PIO)

	Year Ended October 31,
	2018	2017	2016	2015	2014
Per Share Operating Performance:
Net asset value at beginning of year	$25.27	$21.32	$21.89	$23.35	$21.91
Net investment income(a)	0.45	0.28	0.34	0.29	0.34
Net realized and unrealized gain (loss) on investments	(1.54)	3.95	(0.60)	(1.45)	1.44
Total from investment operations	(1.09)	4.23	(0.26)	(1.16)	1.78
Distributions to shareholders from:
Net investment income	(0.45)	(0.28)	(0.31)	(0.30)	(0.34)
Transaction fees(a)	0.00 (b)	—	—	—	—
Net asset value at end of year	$23.73	$25.27	$21.32	$21.89	$23.35
Market price at end of year(c)	$23.69	$25.25	$21.29	$21.77	$23.30
Net Asset Value Total Return(d)	(4.45)%	20.01%	(1.14)%	(5.03)%	8.08%
Market Price Total Return(d)	(4.53)%	20.08%	(0.78)%	(5.35)%	7.59%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$164,916	$200,862	$188,665	$241,832	$288,367
Ratio to average net assets of:
Expenses	0.75%	0.75%	0.74%	0.76%	0.76%
Net investment income	1.77%	1.22%	1.62%	1.27%	1.46%
Portfolio turnover rate(e)	34%	34%	67%	78%	28%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco International BuyBack AchieversTM ETF (IPKW)

	Year Ended October 31,					For the Period February 24, 2014(a) Through October 31, 2014
	2018	2017	2016		2015
Per Share Operating Performance:
Net asset value at beginning of period	$35.31	$27.94	$27.02		$25.05	$25.03
Net investment income(b)	0.69	0.47	0.74	(c)	0.44	0.33
Net realized and unrealized gain (loss) on investments	(4.28)	7.28	0.89		1.82	(0.09)
Total from investment operations	(3.59)	7.75	1.63		2.26	0.24
Distributions to shareholders from:
Net investment income	(0.73)	(0.38)	(0.71)		(0.29)	(0.22)
Transaction fees(a)	0.01	—	—		—	—
Net asset value at end of period	$31.00	$35.31	$27.94		$27.02	$25.05
Market price at end of period(d)	$30.96	$35.47	$28.02		$26.96	$25.35
Net Asset Value Total Return(e)	(10.40)%	28.03%	6.25%		9.04%	0.91	%(f)
Market Price Total Return(e)	(10.96)%	28.24%	6.78%		7.51%	2.11	%(f)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$243,373	$197,735	$92,202		$58,099	$17,537
Ratio to average net assets of:
Expenses	0.55%	0.55%	0.55%		0.55%	0.55	%(g)
Net investment income	1.90%	1.47%	2.76	%(c)	1.68%	1.88	%(g)
Portfolio turnover rate(h)	121%	118%	106%		162%	130%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)

Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $0.51 and 1.90%, respectively.

(d)	The mean between the last bid and ask prices.
(e)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(f)

The net asset value total return from Fund Inception (February 27, 2014, the first day of trading on the exchange) to October 31, 2014 was 1.23%. The market price total return from Fund Inception to October 31, 2014 was 1.87%.

(g) Annualized.
(h)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

142

Financial Highlights (continued)

Invesco MSCI Global Timber ETF (CUT)

	Five Months Ended October 31, 2018		Year Ended May 31,
			2018	2017	2016	2015	2014
Per Share Operating Performance:
Net asset value at beginning of period	$33.50		$27.57	$23.63	$26.28	$25.37	$22.19
Net investment income(a)	0.20		0.63	0.47	0.67	0.61	0.53
Net realized and unrealized gain (loss) on investments	(5.72)		5.80	3.99	(2.96)	0.99	3.01
Total from investment operations	(5.52)		6.43	4.46	(2.29)	1.60	3.54
Distributions to shareholders from:
Net investment income	—		(0.50)	(0.52)	(0.36)	(0.69)	(0.36)
Transaction fees(a)	0.00	(b)	—	—	—	—	—
Net asset value at end of period	$27.98		$33.50	$27.57	$23.63	$26.28	$25.37
Market price at end of period	$27.94	(c)	$33.54 (c)	$27.52	$23.59	$26.26	$25.33
Net Asset Value Total Return(d)	(16.48)%		23.42%	19.09%	(8.72)%	6.50%	15.93%
Market Price Total Return(d)	(16.70)%		23.79%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$173,463		$236,190	$190,203	$163,060	$199,709	$253,668
Ratio to average net assets of:
Expenses, after Waivers	0.55	%(e)	0.55%	0.57%	0.60%	0.70%	0.71%
Expenses, prior to Waivers	0.64	%(e)	0.67%	0.70%	0.75%	0.76%	0.75%
Net investment income, after Waivers	1.50	%(e)	2.02%	1.85%	2.83%	2.44%	2.18%
Portfolio turnover rate(f)	4%		10%	8%	60%	29%	5%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco S&P Global Dividend Opportunities Index ETF (LVL)

	Five Months Ended October 31, 2018		Year Ended May 31,
			2018	2017	2016	2015	2014
Per Share Operating Performance:
Net asset value at beginning of period	$10.88		$10.88	$9.54	$11.77	$14.01	$13.07
Net investment income(a)	0.20		0.30	0.51	0.52	0.65	0.80
Net realized and unrealized gain (loss) on investments	(0.25)		0.03	1.33	(2.20)	(2.18)	1.03
Total from investment operations	(0.05)		0.33	1.84	(1.68)	(1.53)	1.83
Distributions to shareholders from:
Net investment income	(0.27)		(0.33)	(0.50)	(0.55)	(0.71)	(0.89)
Transaction fees(a)	0.00	(b)	—	—	—	—	—
Net asset value at end of period	$10.56		$10.88	$10.88	$9.54	$11.77	$14.01
Market price at end of period	$10.54	(c)	$10.86 (c)	$10.85	$9.49	$11.76	$14.08
Net Asset Value Total Return(d)	(0.58)%		3.07%	19.90%	(14.31)%	(11.23)%	14.89%
Market Price Total Return(d)	(0.58)%		3.17%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$30,415		$36,568	$60,059	$52,650	$76,292	$99,774
Ratio to average net assets of:
Expenses, after Waivers	0.64	%(e)	0.64%	0.64%	0.64%	0.65%	0.66%
Expenses, prior to Waivers	0.91	%(e)	0.77%	0.77%	0.77%	0.74%	0.75%
Net investment income, after Waivers	4.22	%(e)	2.73%	5.00%	5.46%	5.16%	6.14%
Portfolio turnover rate(f)	64%		66%	107%	85%	74%	94%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

143

Financial Highlights (continued)

Invesco S&P International Developed Quality ETF (IDHQ)

	Year Ended October 31,
	2018	2017	2016		2015	2014
Per Share Operating Performance:
Net asset value at beginning of year	$23.50	$19.65	$20.19		$19.42	$19.67
Net investment income(a)	0.58	0.45	0.41		0.33	0.35
Net realized and unrealized gain (loss) on investments	(2.18)	3.88	(0.54	)(b)	0.75	(0.21)
Total from investment operations	(1.60)	4.33	(0.13)		1.08	0.14
Distributions to shareholders from:
Net investment income	(0.54)	(0.48)	(0.41)		(0.31)	(0.39)
Transaction fees(a)	0.00 (c)	—	—		—	—
Net asset value at end of year	$21.36	$23.50	$19.65		$20.19	$19.42
Market price at end of year(d)	$21.31	$23.71	$19.61		$20.14	$19.59
Net Asset Value Total Return(e)	(7.00)%	22.36%	(0.62	)%(b)	5.60%	0.66%
Market Price Total Return(e)	(8.05)%	23.70%	(0.59)%		4.42%	1.48%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$32,039	$28,203	$20,628		$19,180	$16,505
Ratio to average net assets of:
Expenses	0.29%	0.31%	0.45%		0.49%	0.47%
Net investment income	2.47%	2.10%	2.09%		1.66%	1.73%
Portfolio turnover rate(f)	54%	49%	165%		78%	57%

(a)	Based on average shares outstanding.
(b)

Includes settlement proceeds recorded during the period. Had these settlement proceeds not been recorded Net realized and unrealized gain (loss) on investments per share would have been $(0.71) and total return would have been lower.

(c)	Amount represents less than $0.005.
(d)	The mean between the last bid and ask prices.
(e)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(f)

Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the year ended October 31, 2016, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

Invesco Zacks International Multi-Asset Income ETF (HGI)

	Five Months Ended October 31, 2018		Year Ended May 31,
			2018		2017	2016	2015	2014
Per Share Operating Performance:
Net asset value at beginning of period	$17.06		$16.81		$14.75	$17.65	$19.61	$17.26
Net investment income(a)	0.22		0.60		0.53	0.54	0.70	0.65
Net realized and unrealized gain (loss) on investments	(1.80)		0.20		2.07	(2.89)	(2.00)	2.41
Total from investment operations	(1.58)		0.80		2.60	(2.35)	(1.30)	3.06
Distributions to shareholders from:
Net investment income	(0.38)		(0.55)		(0.54)	(0.55)	(0.66)	(0.68)
Return of capital	—		—		—	—	—	(0.03)
Total distributions to shareholders	(0.38)		(0.55)		(0.54)	(0.55)	(0.66)	(0.71)
Transaction fees(a)	0.00	(b)	—		—	—	—	–
Net asset value at end of period	$15.10		$17.06		$16.81	$14.75	$17.65	$19.61
Market price at end of period	$14.98	(c)	$17.02	(c)	$16.79	$14.66	$17.60	$19.74
Net Asset Value Total Return(d)	(9.45)%		4.82%		18.09%	(13.30)%	(6.64)%	18.23%
Market Price Total Return(d)	(9.95)%		4.71%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$9,060		$11,942		$15,132	$16,229	$26,480	$33,344
Ratio to average net assets of:
Expenses, after Waiver	0.70	%(e)(f)	0.70	%(f)	0.70%	0.70%	0.70%	0.70%
Expenses, prior to Waiver	1.80	%(e)(f)	1.29	%(f)	1.37%	1.13%	0.97%	0.84%
Net investment income, after Waivers	3.15	%(e)	3.51%		3.45%	3.56%	3.81%	3.70%
Portfolio turnover rate(g)	59%		99%		103%	117%	108%	85%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Annualized.
(f)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

144

Notes to Financial Statements

Invesco Exchange-Traded Fund Trust II

October 31, 2018

Note 1. Organization

Invesco Exchange-Traded Fund Trust II (the “Trust”), formerly PowerShares Exchange-Traded Fund Trust II, was organized as a Massachusetts business trust on October 10, 2006 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Short Name
Invesco Canadian Energy Income ETF (ENY)	“Canadian Energy Income ETF”
Invesco China Real Estate ETF (TAO)	“China Real Estate ETF”
Invesco China Small Cap ETF (HAO)	“China Small Cap ETF”
Invesco DWA Developed Markets Momentum ETF (PIZ)	“DWA Developed Markets Momentum ETF”
Invesco DWA Emerging Markets Momentum ETF (PIE)	“DWA Emerging Markets Momentum ETF”
Invesco Emerging Markets Infrastructure ETF (PXR)	“Emerging Markets Infrastructure ETF”
Invesco Frontier Markets ETF (FRN)	“Frontier Markets ETF”
Invesco FTSE RAFI Asia Pacific ex-Japan ETF (PAF)	“FTSE RAFI Asia Pacific ex-Japan ETF”
Invesco FTSE RAFI Developed Markets ex-U.S. ETF (PXF)	“FTSE RAFI Developed Markets ex-U.S. ETF”
Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN)	“FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF”
Invesco FTSE RAFI Emerging Markets ETF (PXH)	“FTSE RAFI Emerging Markets ETF”
Invesco Global Agriculture ETF (PAGG)	“Global Agriculture ETF”
Invesco Global Clean Energy ETF (PBD)	“Global Clean Energy ETF”
Invesco Global Gold and Precious Metals ETF (PSAU)	“Global Gold and Precious Metals ETF”
Invesco Global Water ETF (PIO)	“Global Water ETF”
Invesco International BuyBack AchieversTM ETF (IPKW)	“International BuyBack AchieversTM ETF”
Invesco MSCI Global Timber ETF (CUT)	“MSCI Global Timber ETF”
Invesco S&P Global Dividend Opportunities Index ETF (LVL)	“S&P Global Dividend Opportunities Index ETF”
Invesco S&P International Developed Quality ETF (IDHQ)	“S&P International Developed Quality ETF”
Invesco Zacks International Multi-Asset Income ETF (HGI)	“Zacks International Multi-Asset Income ETF”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on the following exchanges:

Fund	Exchange
Canadian Energy Income ETF	NYSE Arca, Inc.
China Real Estate ETF	NYSE Arca, Inc.
China Small Cap ETF	NYSE Arca, Inc.
DWA Developed Markets Momentum ETF	The NASDAQ Stock Market LLC
DWA Emerging Markets Momentum ETF	The NASDAQ Stock Market LLC
Emerging Markets Infrastructure ETF	NYSE Arca, Inc.
Frontier Markets ETF	NYSE Arca, Inc.
FTSE RAFI Asia Pacific ex-Japan ETF	NYSE Arca, Inc.
FTSE RAFI Developed Markets ex-U.S. ETF	NYSE Arca, Inc.
FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF	NYSE Arca, Inc.
FTSE RAFI Emerging Markets ETF	NYSE Arca, Inc.
Global Agriculture ETF	The NASDAQ Stock Market LLC
Global Clean Energy ETF	NYSE Arca, Inc.
Global Gold and Precious Metals ETF	The NASDAQ Stock Market LLC
Global Water ETF	The NASDAQ Stock Market LLC
International BuyBack AchieversTM ETF	The NASDAQ Stock Market LLC

145

Fund	Exchange
MSCI Global Timber ETF	NYSE Arca, Inc.
S&P Global Dividend Opportunities Index ETF	NYSE Arca, Inc.
S&P International Developed Quality ETF	NYSE Arca, Inc.
Zacks International Multi-Asset Income ETF	NYSE Arca, Inc.

Effective June 4, 2018, the Funds’ names changed as part of an overall rebranding strategy whereby the PowerShares name was changed to the Invesco brand. This resulted in all references to the PowerShares name being changed to Invesco.

Each of the following Funds acquired all or substantially all of the assets and all of the stated liabilities included in the financial statements of a corresponding fund of the Claymore Exchange-Traded Fund Trust 2, and Claymore Exchange-Traded Fund Trust for S&P Global Dividend Opportunities Index ETF (each a “Predecessor Fund”) after the close of business on April 6, 2018, or May 18, 2018 for Canadian Energy Income ETF and China Small Cap ETF (each a “Reorganization”).

Fund	Predecessor Fund
Canadian Energy Income ETF	Guggenheim Canadian Energy Income ETF
China Real Estate ETF	Guggenheim China Real Estate ETF
China Small Cap ETF	Guggenheim China Small Cap ETF
Frontier Markets ETF	Guggenheim Frontier Markets ETF
MSCI Global Timber ETF	Guggenheim MSCI Global Timber ETF
S&P Global Dividend Opportunities Index ETF	Guggenheim S&P Global Dividend Opportunities Index ETF
Zacks International Multi-Asset Income ETF	Guggenheim International Multi-Asset Income ETF

Each Fund listed above adopted the performance and financial information of its corresponding Predecessor Fund. Information for the Funds listed above presented prior to the close of business on April 6, 2018 or May 18, 2018, as applicable, is that of its Predecessor Fund.

Effective October 31, 2018, the fiscal year-end changed for Canadian Energy Income ETF, China Real Estate ETF, China Small Cap ETF, Frontier Markets ETF, MSCI Global Timber ETF, S&P Global Dividend Opportunities Index ETF and Zacks International Multi-Asset Income ETF from May 31 to October 31.

The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”).

Fund	Underlying Index
Canadian Energy Income ETF	S&P/TSX High Income Energy Index
China Real Estate ETF	AlphaShares China Real Estate Index
China Small Cap ETF	AlphaShares China Small Cap Index
DWA Developed Markets Momentum ETF	Dorsey Wright® Developed Markets Technical Leaders Index
DWA Emerging Markets Momentum ETF	Dorsey Wright® Emerging Markets Technical Leaders Index
Emerging Markets Infrastructure ETF	S-Network Emerging Infrastructure Builders IndexSM
Frontier Markets ETF	BNY Mellon New Frontier Index
FTSE RAFI Asia Pacific ex-Japan ETF	FTSE RAFI Developed Asia Pacific ex-Japan Index
FTSE RAFI Developed Markets ex-U.S. ETF	FTSE RAFI Developed ex U.S. 1000 Index
FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF	FTSE RAFI Developed ex U.S. Mid-Small 1500 Index
FTSE RAFI Emerging Markets ETF	FTSE RAFI Emerging Markets Index
Global Agriculture ETF	NASDAQ OMX Global Agriculture IndexSM
Global Clean Energy ETF	WilderHill New Energy Global Innovation Index
Global Gold and Precious Metals ETF	NASDAQ OMX Global Gold and Precious Metals IndexSM
Global Water ETF	NASDAQ OMX Global Water IndexSM

146

Fund	Underlying Index
International BuyBack AchieversTM ETF	NASDAQ International BuyBack AchieversTM Index
MSCI Global Timber ETF	MSCI ACWI IMI Timber Select Capped Index
S&P Global Dividend Opportunities Index ETF	S&P Global Dividend Opportunities Index
S&P International Developed Quality ETF	S&P Quality Developed ex-U.S. LargeMidCap Index
Zacks International Multi-Asset Income ETF	Zacks International Multi-Asset Income Index

Note 2. Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services—Investment Companies.

A. Security Valuation

Securities, including restricted securities, are valued according to the following policies:

Securities, including restricted securities in a fund that are held as investments (the “Underlying Fund”), if any, of a Fund, are valued in accordance with the Underlying Fund’s valuation policy. The policies of Underlying Funds affiliated with the Funds as a result of having the same investment adviser are the same as those set forth below.

A security listed or traded on an exchange (except convertible securities) is generally valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded or, lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded, or at the final settlement price set by such exchange. Swaps and options not listed on an exchange are valued by an independent source. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investment companies are valued using such company’s NAV per share, unless the shares are exchange-traded, in which case they are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco Capital Management LLC (the “Adviser”), formerly Invesco PowerShares Capital Management LLC, determines are significant and make the closing price unreliable, a Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

147

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. Other Risks

Index Risk. Unlike many investment companies, the Funds do not utilize investing strategies that seek returns in excess of their Underlying Indexes. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its respective Underlying Index, even if that security generally is underperforming.

Authorized Participant Concentration Risk. Only Authorized Participants (“APs”) may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that those APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities underlying each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, which may be more likely to trade at a premium or discount to each Fund’s net asset value (“NAV”) and to face trading halts and/or delisting. This risk may be heightened for the Funds because the Funds invest in non-U.S. securities, which may have lower trading volumes.

Equity Risk. Equity risk is the risk that the value of the securities that each Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities that a Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities a Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities a Fund holds. In addition, securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Industry or Geographic Concentration Risk. Each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or sector, or, in a specific country or geographic region. To the extent that an Underlying Index concentrates in the securities of issuers in a particular industry, sector, country or region, the corresponding Fund will also concentrate its investments to approximately the same extent. By so concentrating its investments in an industry, sector, country or region, a Fund faces more risks than if it were diversified broadly over numerous industries, sectors, countries or geographic regions. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole. Also, a natural or other disaster could occur in a country or geographic region in which a Fund invests, which could affect the economy or particular business operations of companies in that specific country or geographic region and adversely impact a Fund’s investments in the affected country or region.

Non-Diversified Fund Risk. Canadian Energy Income ETF, China Real Estate ETF, China Small Cap ETF, Frontier Markets ETF, Global Agriculture ETF, Global Gold and Precious Metals ETF, Global Water ETF, International BuyBack AchieversTM ETF, MSCI Global Timber ETF, S&P Global Dividend Opportunities Index ETF and Zacks International Multi-Asset Income ETF are non-diversified and can invest a greater portion of their assets in securities of individual issuers than diversified funds. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

148

Issuer-Specific Changes Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

Micro-Capitalization Company Risk. For China Real Estate ETF, China Small Cap ETF and Frontier Markets ETF, investing in the securities of micro-capitalization companies involve substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations.

Non-Correlation Risk. Each Fund’s return may not match the return of its Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to its Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Underlying Index. In addition, the performance of each Fund and its Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Sampling Risk. FTSE RAFI Emerging Markets ETF’s use of a representative sampling approach may result in the Fund holding a smaller number of securities than are in its Underlying Index. As a result, an adverse development to an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in its Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information and less reliable financial information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Foreign securities also are subject to the risks of expropriation, nationalization, political instability or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. As the Funds may invest in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Funds’ returns. Such risks may be exacerbated in emerging markets, where securities laws are relatively new and unsettled.

Small- and Mid-Capitalization Company Risk. For each Fund (except DWA Developed Markets Momentum ETF and DWA Emerging Markets Momentum ETF), investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Emerging Markets Risk. The risks of foreign investments are usually much greater for emerging markets. Emerging markets are riskier because they develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, the securities markets in many of these countries have far lower trading volumes and less liquidity then developed markets. Because these markets are so small, they may be more likely to suffer sharp and frequent price changes or long term price depression due to adverse publicity, investor perceptions or the transactions of a few large investors. Traditional measures of investment value used in the U.S., such as price to earnings ratios, may not apply to certain small markets, making it more difficult to value their securities.

REIT Risk. For China Real Estate ETF, MSCI Global Timber ETF and Zacks International Multi-Asset Income ETF, in addition to the risks pertaining to real estate investments more generally, REITs are subject to additional risks. The value of a REIT can depend on the structure of and cash flow generated by the REIT. REITs whose investments are concentrated in a limited number or type of properties, investments or narrow geographic area are also subject to certain requirements under federal tax law. In addition, REITs may have expenses, including advisory and administration expenses, and each Fund and its shareholders will incur its pro rata share of the underlying expenses.

Investment in Investment Companies Risk. For S&P Global Dividend Opportunities Index ETF, investing in other investment companies, including exchange-traded funds (“ETFs”), business development companies and closed-end funds, subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying investment companies’ expenses, which will reduce the Fund’s performance, and the purchase of shares of some investment companies (in the case of closed-end investment companies) may sometimes require the payment of substantial premiums above the value of such companies’ portfolio securities or NAVs. In addition, investments by the Fund in another ETF or closed-end fund are subject to, among other risks, the risk that the ETF’s or closed end fund’s shares may trade at a discount or premium relative to the NAV of the shares and the listing exchange may halt trading of the ETF’s or closed-end fund’s shares.

149

Depositary Receipt Risk. Each Fund may hold the securities of non-U.S. companies in the form of depositary receipts. The underlying securities of the depositary receipts in each Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of each Fund’s portfolio. In addition, the value of the securities underlying the depositary receipts may change materially when U.S. markets are not open for trading. Investments in the underlying foreign securities

Portfolio Turnover Risk. DWA Developed Markets Momentum ETF, DWA Emerging Markets Momentum ETF and International BuyBack AchieversTM ETF may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of the Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for the Fund. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to the Fund’s shareholders, the Fund will seek to utilize the in-kind creation and redemption mechanism (described below) to minimize realization of capital gains to the extent possible.

Currency Risk. The Funds may invest in non-U.S. dollar denominated equity securities of foreign issuers. Because a Fund’s NAV is determined in U.S. dollars, the Fund’s NAV could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the value of the Fund’s holdings, measured in the foreign currency, increases.

C. Federal Income Taxes

Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

D. Investment Transactions and Investment Income

Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on the accrual basis from settlement date. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of each Fund’s NAV and, accordingly, they reduce each Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

150

E. Country Determination

For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

F. Expenses

Expenses of the Trust directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

Canadian Energy Income ETF, China Real Estate ETF, China Small Cap ETF, Frontier Markets ETF, MSCI Global Timber ETF, S&P Global Dividend Opportunities Index ETF and Zacks International Multi-Asset Income ETF are responsible for all of their expenses, including the investment advisory fees, cost of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses connected with executions of portfolio transactions, licensing fees related to its respective Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members and officers who are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”) expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for the Independent Trustees, acquired fund fees and expenses, if any, and extraordinary expenses.

Each Fund (except for Canadian Energy Income ETF, China Real Estate ETF, China Small Cap ETF, Frontier Markets ETF, MSCI Global Timber ETF, S&P Global Dividend Opportunities Index ETF and Zacks International Multi-Asset Income ETF) has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

G. Dividends and Distributions to Shareholders

Each Fund (except for China Real Estate ETF, China Small Cap ETF, Frontier Markets ETF and MSCI Global Timber ETF) declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on ex-dividend date. China Real Estate ETF, China Small Cap ETF, Frontier Markets ETF and MSCI Global Timber ETF each declares and pays dividends from net investment income, if any, to its shareholders annually and records such dividends on ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

H. Accounting Estimates

The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I. Foreign Currency Translations

Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds do not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statements of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the

151

difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

The Funds may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which each Fund invests.

J. Securities Lending

During the fiscal year or period ended October 31, 2018, Canadian Energy Income ETF, China Real Estate ETF, China Small Cap ETF, DWA Developed Markets Momentum ETF, DWA Emerging Markets Momentum ETF, Emerging Markets Infrastructure ETF, FTSE RAFI Developed Markets ex-U.S. ETF, FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF, FTSE RAFI Emerging Markets ETF, Global Agriculture ETF, Global Clean Energy ETF, Global Gold and Precious Metals ETF, Global Water ETF, International BuyBack AchieversTM ETF, MSCI Global Timber ETF and Zacks International Multi-Asset Income ETF participated in securities lending. Each Fund loaned portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is generally invested in an affiliated money market fund and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

K. Distributions from Distributable Earnings

In accordance with the Securities and Exchange Commission’s issuance of Disclosure Update and Simplification, the Funds have presented the total, rather than the components of distributions to shareholders, except for tax return of capital distributions, if any, in the Consolidated Statements of Changes in Net Assets.

For the year ended October 31, 2017, distributions from distributable earnings for each Fund consisted of distributions from net investment income. For the years ended May 31, 2018 and May 31, 2017, distributions from distributable earnings for Canadian Energy Income ETF, China Real Estate ETF, China Small Cap ETF, Frontier Markets ETF, MSCI Global Timber ETF, S&P Global Dividend Opportunities Index ETF and Zacks International Multi-Asset Income ETF consisted of distributions from net investment income.

Note 3. Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of the Funds listed below, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services. Pursuant to the Investment Advisory Agreement, each of the following Funds accrues daily and pays monthly to the Adviser an annual fee equal to a percentage of its average daily net assets as follows:

Management Fees (as a % of Net Assets)
Canadian Energy Income ETF	0.50%
China Real Estate ETF	0.50%
China Small Cap ETF	0.55%
Frontier Markets ETF	0.50%
MSCI Global Timber ETF	0.50%
S&P Global Dividend Opportunities Index ETF	0.50%
Zacks International Multi-Asset Income ETF	0.50%

152

Pursuant to another Investment Advisory Agreement, each Fund listed below accrues daily and pays monthly to the Adviser an annual unitary management fee. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses. The unitary management fee is paid by each Fund to the Adviser at the following annual rates:

Unitary Management Fees (as a % of Net Assets)
DWA Developed Markets Momentum ETF	0.80%
DWA Emerging Markets Momentum ETF	0.90%
Emerging Markets Infrastructure ETF	0.75%
FTSE RAFI Asia Pacific ex-Japan ETF	0.49%
FTSE RAFI Developed Markets ex-U.S. ETF	0.45%
FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF	0.49%
FTSE RAFI Emerging Markets ETF	0.49%
Global Agriculture ETF	0.75%
Global Clean Energy ETF	0.75%
Global Gold and Precious Metals ETF	0.75%
Global Water ETF	0.75%
International BuyBack AchieversTM ETF	0.55%
S&P International Developed Quality ETF	0.29%

Prior to the Reorganization, the Predecessor Funds were managed by Guggenheim Funds Investment Advisors LLC (“GFIA”) and each Predecessor Fund paid GFIA an investment advisory fee calculated at the same annualized rates as disclosed above for each respective Fund.

During the period April 6, 2018 through the Reorganization, pursuant to an Interim Investment Advisory Agreement, GFIA did not receive any advisory fee from Canadian Energy Income ETF and China Small Cap ETF.

Effective as of the Reorganization, the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of each Fund (excluding interest expenses, brokerage commissions and other trading expenses, sub-licensing fees, offering costs, taxes, acquired fund fees and expenses, if any, and extraordinary expenses) from exceeding the percentage of the Fund’s average daily net assets per year (the “Expense Cap”) shown in the table below through at least December 31, 2020 for Canadian Energy Income ETF, China Real Estate ETF, China Small Cap ETF, Frontier Markets ETF, MSCI Global Timber ETF, S&P Global Dividend Opportunities Index ETF and Zacks International Multi-Asset Income ETF. Neither the Adviser nor the Funds can discontinue the agreement prior to its expiration.

Expense Cap
Canadian Energy Income ETF	0.65%
China Real Estate ETF	0.65%
China Small Cap ETF	0.70%
Frontier Markets ETF	0.65%
MSCI Global Timber ETF	0.55%
S&P Global Dividend Opportunities Index ETF	0.60%
Zacks International Multi-Asset Income ETF	0.65%

Prior to the Reorganization, GFIA limited expenses for the Predecessor Funds shown above in the table to the same expense caps.

Further, the Adviser agrees to reimburse each Fund listed below in the amount equal to the licensing fees that each Fund pays that cause the Fund’s operating expenses (excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses) to exceed the following percentages:

Fund	Limit	Contract End Date
Canadian Energy Income ETF	0.66%	12/31/2020
China Real Estate ETF	0.70%	12/31/2020
China Small Cap ETF	0.75%	12/31/2020
Frontier Markets ETF	0.70%	12/31/2020
MSCI Global Timber ETF	0.55%	12/31/2020
S&P Global Dividend Opportunities Index ETF	0.64%	12/31/2020
Zacks International Multi-Asset Income ETF	0.70%	12/31/2020

153

Additionally, through August 31, 2020, the Adviser has contractually agreed to waive a portion of each Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to certain of the Fund’s investments in money market funds managed by that affiliate (excluding investments of cash collateral from securities lending). There is no guarantee that the Adviser will extend the waiver of these fees past that date.

For the fiscal year or period ended October 31, 2018, the Adviser waived fees for each Fund in the following amounts:

Canadian Energy Income ETF	$42,001	*
China Real Estate ETF	34,752	*
China Small Cap ETF	73,166	*
DWA Developed Markets Momentum ETF	189
DWA Emerging Markets Momentum ETF	786
Emerging Markets Infrastructure ETF	44
Frontier Markets ETF	31,088	*
FTSE RAFI Asia Pacific ex-Japan ETF	46
FTSE RAFI Developed Markets ex-U.S. ETF	1,494
FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF	437
FTSE RAFI Emerging Markets ETF	72,429
Global Agriculture ETF	9
Global Clean Energy ETF	78
Global Gold and Precious Metals ETF	51
Global Water ETF	47
International BuyBack AchieversTM ETF	614
MSCI Global Timber ETF	76,726	*
S&P Global Dividend Opportunities Index ETF	39,935	*
S&P International Developed Quality ETF	29
Zacks International Multi-Asset Income ETF	47,701	*

*	For the period June 1, 2018 to October 31, 2018

For the period June 1, 2017 to April 6, 2018 (or as otherwise indicated), GFIA waived fees and/or paid Fund expenses for each of the Predecessor Funds, and for the period after the close of business on April 6, 2018 (or as otherwise indicated) to May 31, 2018, the Adviser waived Fund fees the following amounts:

	Period after the close of business April 6, 2018 to May 31, 2018		Period June 1, 2017 to April 6, 2018
Canadian Energy Income ETF	$11,234	*	$40,670	**
China Real Estate ETF	31,615		42,699
China Small Cap ETF	—	*	59,308	**
Frontier Markets ETF	60,956		256,244
MSCI Global Timber ETF	54,500		200,825
S&P Global Dividend Opportunities Index ETF	25,090		45,225
Zacks International Multi-Asset Income ETF	17,590		61,570

*	For the period after the close of business May 18, 2018 to May 31, 2018
**	For the period June 1, 2017 to May 18, 2018

The fees waived and/or expenses borne by the Adviser for Canadian Energy Income ETF, China Real Estate ETF, China Small Cap ETF, Frontier Markets ETF, MSCI Global Timber ETF, S&P Global Dividend Opportunities Index ETF and Zacks International Multi-Asset Income ETF are subject to recapture by the Adviser up to three years from the date the fees were waived or the expense were incurred, but no recapture payment will be made by the Funds if it would result in the Funds exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser. Amounts waived by GFIA prior to the Reorganization are not subject to recapture.

154

For the following Funds, the amounts available for potential recapture by the Adviser and the expiration schedule at October 31, 2018 are as follows:

	Total Potential Recapture Amounts	Potential Recapture Amounts Expiring
		5/31/2019	5/31/2020	5/31/2021	10/31/2021
Canadian Energy Income ETF	$53,189	$–	$–	$11,234	$41,955
China Real Estate ETF	66,325	–	–	31,613	34,712
China Small Cap ETF	73,122	–	–	—	73,122
Frontier Markets ETF	91,927	–	–	60,879	31,048
MSCI Global Timber ETF	130,549	–	–	53,954	76,595
S&P Global Dividend Opportunities Index ETF	64,966	–	–	25,090	39,876
Zacks International Multi-Asset Income ETF	65,245	–	–	17,590	47,655

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser. Prior to the Reorganization, the Board of Trustees for each Predecessor Fund adopted a distribution and service plan pursuant to Rule 12b-1 under the 1940 Act. No 12b-1 fees were paid by the Predecessor Funds under this plan.

The Adviser has entered into a licensing agreement for each Fund with the following entities (each, a “Licensor”):

Fund	Licensor
Canadian Energy Income ETF	S&P Dow Jones Indices LLC
China Real Estate ETF	AlphaShares
China Small Cap ETF	AlphaShares
DWA Developed Markets Momentum ETF	Dorsey Wright & Associates, LLC
DWA Emerging Markets Momentum ETF	Dorsey Wright & Associates, LLC
Emerging Markets Infrastructure ETF	S-Network Global Indexes Inc.
Frontier Markets ETF	The Bank of New York Corporation
FTSE RAFI Asia Pacific ex-Japan ETF	FTSE International Ltd.
FTSE RAFI Developed Markets ex-U.S. ETF	FTSE International Ltd.
FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF	FTSE International Ltd.
FTSE RAFI Emerging Markets ETF	FTSE International Ltd.
Global Agriculture ETF	Nasdaq, Inc.
Global Clean Energy ETF	WilderHill New Energy Finance, LLC
Global Gold and Precious Metals ETF	Nasdaq, Inc.
Global Water ETF	Nasdaq, Inc.
International BuyBack AchieversTM ETF	Nasdaq, Inc.
MSCI Global Timber ETF	MSCI, Inc.
S&P Global Dividend Opportunities Index ETF	S&P Dow Jones Indices LLC
S&P International Developed Quality ETF	S&P Dow Jones Indices LLC
Zacks International Multi-Asset Income ETF	Zacks Investment Research, Inc.

Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. Prior to the Reorganization, each Underlying Index name trademark had been licensed to GFIA for use by the corresponding Predecessor Fund. The Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund. Prior to the Reorganization, GFIA engaged external service providers to perform these services for the Predecessor Funds.

155

Note 4. Investments in Affiliates

The Adviser also serves as the adviser for Invesco India ETF, and therefore Invesco India ETF is considered to be affiliated with the Funds. The tables below shows FTSE RAFI Emerging Markets ETF and MSCI Global Timber ETF’s transactions in, and earnings from, investments in affiliates (excluding affiliated money market funds) for the fiscal year or period ended October 31, 2018.

FTSE RAFI Emerging Markets ETF

	Value October 31, 2017	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value October 31, 2018	Dividend Income
Invesco India ETF	$9,171,594	$—	$—	$(1,287,242)	$—	$7,884,352	$—

MSCI Global Timber ETF

	Value May 31, 2018	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value October 31, 2018	Dividend Income
Invesco India ETF	$407,786	$17,285	$(160,557)	$(24,603)	$(2,124)	$237,787	$—

Note 5. Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.

Level 2 —

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

Except for the Funds listed below, as of October 31, 2018, all of the securities in each Fund were valued based on Level 1 inputs (see the Schedules of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Each Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the fiscal year or period ended October 31, 2018, there were no material transfers in and out of Level 3.

	Level 1	Level 2	Level 3	Total
China Real Estate ETF
Investments in Securities
Common Stocks & Other Equity Interests	$35,963,012	$582,224	$0	$36,545,236
Money Market Fund	131,725	—	—	131,725

Total Investments	$36,094,737	$582,224	$0	$36,676,961

China Small Cap ETF
Investments in Securities
Common Stocks & Other Equity Interests	$61,927,823	$145,330	$52,721	$62,125,874
Money Market Fund	373,196	—	—	373,196

Total Investments	$62,301,019	$145,330	$52,721	$62,499,070

156

	Level 1	Level 2	Level 3	Total
DWA Emerging Markets Momentum ETF
Investments in Securities
Common Stocks & Other Equity Interests	$192,646,497	$5,459	$—	$192,651,956
Money Market Fund	1,588,020	—	—	1,588,020

Total Investments	$194,234,517	$5,459	$—	$194,239,976

Frontier Markets ETF
Investments in Securities
Common Stocks & Other Equity Interests	$51,742,437	$—	$0	$51,742,437

FTSE RAFI Asia Pacific ex-Japan ETF
Investments in Securities
Common Stocks & Other Equity Interests	$19,717,149	$0	$0	$19,717,149

FTSE RAFI Developed Markets ex-U.S. ETF
Investments in Securities
Common Stocks & Other Equity Interests	$1,269,576,671	$0	$0	$1,269,576,671
Money Market Fund	5,872,105	—	—	5,872,105

Total Investments	$1,275,448,776	$0	$0	$1,275,448,776

FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF
Investments in Securities
Common Stocks & Other Equity Interests	$290,340,676	$0	$15,373	$290,356,049
Money Market Fund	2,342,656	—	—	2,342,656

Total Investments	$292,683,332	$0	$15,373	$292,698,705

FTSE RAFI Emerging Markets ETF
Investments in Securities
Common Stocks & Other Equity Interests	$1,127,565,058	$5,442	$—	$1,127,570,500
Money Market Fund	537,146	—	—	537,146

Total Investments	$1,128,102,204	$5,442	$—	$1,128,107,646

Global Clean Energy ETF
Investments in Securities
Common Stocks & Other Equity Interests	$48,905,670	$614,716	$117,816	$49,638,202
Money Market Fund	5,591,715	—	—	5,591,715

Total Investments	$54,497,385	$614,716	$117,816	$55,229,917

International BuyBack AchieversTM ETF
Investments in Securities
Common Stocks & Other Equity Interests	$242,779,809	$—	$0	$242,779,809
Money Market Fund	11,736,462	—	—	11,736,462

Total Investments	$254,516,271	$—	$0	$254,516,271

MSCI Global Timber ETF
Investments in Securities
Common Stocks & Other Equity Interests	$173,208,441	$—	$0	$173,208,441
Money Market Fund	2,156,266	—	—	2,156,266

Total Investments	$175,364,707	$—	$0	$175,364,707

157

Note 6. Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid during the Fiscal Years ended October 31, 2018 and 2017:

	Year Ended October 31, 2018		Year Ended October 31, 2017
	Ordinary Income	Return of Capital	Ordinary Income	Return of Capital
DWA Developed Markets Momentum ETF	$2,902,784	$—	$3,037,238	$—
DWA Emerging Markets Momentum ETF	6,235,039	—	2,687,364	—
Emerging Markets Infrastructure ETF	515,345	—	226,568	—
FTSE RAFI Asia-Pacific ex-Japan ETF	1,022,924	—	985,243	—
FTSE RAFI Developed Markets ex-U.S. ETF	39,591,975	—	33,332,106	—
FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF	6,547,030	—	3,758,579	—
FTSE RAFI Emerging Markets ETF	34,680,231	—	22,154,095	—
Global Agriculture ETF	286,666	—	410,696	—
Global Clean Energy ETF	989,690	—	928,991	—
Global Gold and Precious Metals ETF	530,104	—	431,334	—
Global Water ETF	3,250,758	—	2,385,041	—
International BuyBack AchieversTM ETF	5,721,629	—	1,427,460	—
S&P International Developed Quality ETF	814,149	—	571,984	—

Tax Character of Distributions to Shareholder Paid for Canadian Energy Income ETF, China Real Estate ETF, China Small Cap ETF, Frontier Markets ETF, MSCI Global Timber ETF, S&P Global Dividend Opportunities Index ETF and Zacks International Multi-Asset Income ETF during the Period June 1, 2018 to October 31, 2018, Fiscal Year ended May 31, 2018 and Fiscal Year ended May 31, 2017:

	Five Months Ended October 31, 2018		Year Ended May 31, 2018		Year Ended May 31, 2017
	Ordinary Income	Return of Capital	Ordinary Income	Return of Capital	Ordinary Income	Return of Capital
Canadian Energy Income ETF	$338,012	$—	$851,464	$—	$846,327	$—
China Real Estate ETF	—	—	3,971,680	—	950,372	—
China Small Cap ETF	—	—	3,252,830	—	3,021,200	—
Frontier Markets ETF	—	—	2,284,088	—	1,546,958	—
MSCI Global Timber ETF	—	—	3,518,655	—	3,735,200	—
S&P Global Dividend Opportunities Index ETF	837,522	—	1,765,272	—	2,719,976	—
Zacks International Multi-Asset Income ETF	252,898	—	440,660	—	556,170	—

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Net Unrealized Appreciation (Depreciation)- Investments	Net Unrealized Appreciation (Depreciation)- Other Investments	Capital Loss Carryforwards	Shares of Beneficial Interest	Total Net Assets
Canadian Energy Income ETF	$4,404	$(6,231,845)	$(201)	$(84,816,300)	$109,002,371	$17,958,429
China Real Estate ETF	2,763,225	(7,920,724)	(2,092)	(5,079,093)	46,796,366	36,557,682
China Small Cap ETF	3,108,389	(27,083,183)	(105)	(60,194,117)	146,304,489	62,135,473
DWA Developed Markets Momentum ETF	281,675	5,736,580	(18,597)	(113,323,877)	330,506,563	223,182,344
DWA Emerging Markets Momentum ETF	2,121,283	(9,874,271)	(2,598)	(119,716,402)	320,131,963	192,659,975
Emerging Markets Infrastructure ETF	—	(890,750)	(665)	(38,427,320)	56,764,459	17,445,724
Frontier Markets ETF	899,721	(2,353,394)	(419)	(72,225,096)	125,420,529	51,741,341
FTSE RAFI Asia-Pacific ex-Japan ETF	42,368	(1,443,101)	(649)	(3,212,500)	24,324,533	19,710,651
FTSE RAFI Developed Markets ex-U.S. ETF	4,628,961	(34,804,603)	(91,895)	(54,696,430)	1,360,385,517	1,275,421,550
FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF	652,038	(10,714,293)	(8,845)	(13,353,789)	315,287,540	291,862,651
FTSE RAFI Emerging Markets ETF	3,739,647	(25,557,559)	(9,349)	(61,663,589)	1,212,823,739	1,129,332,889
Global Agriculture ETF	—	(869,565)	(6,641)	(17,618,851)	37,843,652	19,348,595

158

	Undistributed Ordinary Income	Net Unrealized Appreciation (Depreciation)- Investments	Net Unrealized Appreciation (Depreciation)- Other Investments	Capital Loss Carryforwards	Shares of Beneficial Interest	Total Net Assets
Global Clean Energy ETF	$288,920	$651,217	$(2,194)	$(100,586,277)	$149,309,434	$49,661,100
Global Gold and Precious Metals ETF	—	(9,214,232)	(41)	(20,625,493)	52,467,774	22,628,008
Global Water ETF	565,751	11,555,267	(23,128)	(50,162,208)	202,980,131	164,915,813
International BuyBack AchieversTM ETF	1,397,865	(40,727,047)	(12,477)	(13,640,434)	296,355,161	243,373,068
MSCI Global Timber ETF	3,979,890	21,261,625	77	(22,929,322)	171,150,482	173,462,752
S&P Global Dividend Opportunities Index ETF	—	(1,169,398)	(1,283)	(41,554,984)	73,140,404	30,414,739
S&P International Developed Quality ETF	107,390	(2,383,502)	(3,968)	(5,481,960)	39,801,112	32,039,072
Zacks International Multi-Asset Income ETF	—	(867,240)	(781)	(30,489,964)	40,417,509	9,059,524

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The following table presents available capital loss carryforwards for each Fund as of October 31, 2018:

		Post-effective/ no expiration
	2019	Short-Term	Long-Term	Total*
Canadian Energy Income ETF	$—	$50,476,045	$34,340,255	$84,816,300
China Real Estate ETF	—	1,202,402	3,876,691	5,079,093
China Small Cap ETF	—	7,291,300	52,902,817	60,194,117
DWA Developed Markets Momentum ETF	11,083,378	102,240,499	—	113,323,877
DWA Emerging Markets Momentum ETF	18,886,830	100,829,572	—	119,716,402
Emerging Markets Infrastructure ETF	7,449,409	5,808,358	25,169,553	38,427,320
Frontier Markets ETF	—	11,608,522	60,616,574	72,225,096
FTSE RAFI Asia-Pacific ex-Japan ETF	—	290,018	2,922,482	3,212,500
FTSE RAFI Developed Markets ex-U.S. ETF	1,248,239	—	53,448,191	54,696,430
FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF	—	—	13,353,789	13,353,789
FTSE RAFI Emerging Markets ETF	—	—	61,663,589	61,663,589
Global Agriculture ETF	365,885	851,294	16,401,672	17,618,851
Global Clean Energy ETF	31,202,293	11,053,611	58,330,373	100,586,277
Global Gold and Precious Metals ETF	374,482	2,148,314	18,102,697	20,625,493
Global Water ETF	4,235,497	37,815,586	8,111,125	50,162,208
International BuyBack AchieversTM ETF	—	13,640,434	—	13,640,434
MSCI Global Timber ETF	—	11,316,300	11,613,022	22,929,322
S&P Global Dividend Opportunities Index ETF	—	17,021,211	24,533,773	41,554,984
S&P International Developed Quality ETF	2,056,117	2,878,011	547,832	5,481,960
Zacks International Multi-Asset Income ETF	—	19,158,502	11,331,462	30,489,964

*

Capital loss carryforwards as of the date listed above are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

159

Note 7. Investment Transactions

For the fiscal year or period ended October 31, 2018, the cost of securities purchased and proceeds from sales of securities (other than short-term securities, U.S. Treasury obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales
Canadian Energy Income ETF	$4,355,604	$4,442,932
China Real Estate ETF	3,064,044	1,314,233
China Small Cap ETF	6,495,011	5,103,524
DWA Developed Markets Momentum ETF	238,846,665	237,859,077
DWA Emerging Markets Momentum ETF	431,233,237	420,857,188
Emerging Markets Infrastructure ETF	5,646,938	5,849,006
Frontier Markets ETF	12,604,381	22,274,499
FTSE RAFI Asia Pacific ex-Japan ETF	4,841,220	6,057,874
FTSE RAFI Developed Markets ex-U.S. ETF	133,938,409	127,982,050
FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF	58,947,093	50,416,118
FTSE RAFI Emerging Markets ETF	277,607,069	172,323,758
Global Agriculture ETF	7,559,616	8,045,570
Global Clean Energy ETF	25,933,317	25,832,674
Global Gold and Precious Metals ETF	3,527,987	3,978,446
Global Water ETF	63,980,128	62,377,867
International BuyBack Achievers™ ETF	354,905,993	342,211,171
MSCI Global Timber ETF	10,651,980	8,087,550
S&P Global Dividend Opportunities Index ETF	23,062,403	23,000,472
S&P International Developed Quality ETF	19,032,282	18,591,599
Zacks International Multi-Asset Income ETF	6,106,272	6,402,037

For the fiscal year or period ended October 31, 2018, in-kind transactions associated with creations and redemptions were as follows:

	Cost of Securities Received	Value of Securities Delivered
Canadian Energy Income ETF	$—	$1,619,860
China Real Estate ETF	1,560,318	35,596,527
China Small Cap ETF	—	8,332,806
DWA Developed Markets Momentum ETF	118,264,176	103,672,145
DWA Emerging Markets Momentum ETF	44,135,001	26,437,212
Emerging Markets Infrastructure ETF	—	—
Frontier Markets ETF	—	4,817,571
FTSE RAFI Asia Pacific ex-Japan ETF	—	1,912,945
FTSE RAFI Developed Markets ex-U.S. ETF	308,692,582	119,698,813
FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF	169,119,343	63,418,650
FTSE RAFI Emerging Markets ETF	255,352,534	113,422,652
Global Agriculture ETF	—	2,325,955
Global Clean Energy ETF	1,194,611	2,469,784
Global Gold and Precious Metals ETF	7,660,193	8,949,479
Global Water ETF	34,783,748	61,731,609
International BuyBack Achievers™ ETF	197,773,731	121,140,533
MSCI Global Timber ETF	10,347,643	35,304,699
S&P Global Dividend Opportunities Index ETF	8,947,807	14,262,460
S&P International Developed Quality ETF	21,506,742	14,400,147
Zacks International Multi-Asset Income ETF	—	1,485,310

160

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

At October 31, 2018, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost
Canadian Energy Income ETF	$751,540	$(6,983,385)	$(6,231,845)	$25,595,549
China Real Estate ETF	1,859,240	(9,779,964)	(7,920,724)	44,597,685
China Small Cap ETF	6,049,217	(33,132,400)	(27,083,183)	89,582,253
DWA Developed Markets Momentum ETF	21,802,179	(16,065,599)	5,736,580	218,370,054
DWA Emerging Markets Momentum ETF	7,563,341	(17,437,612)	(9,874,271)	204,114,247
Emerging Markets Infrastructure ETF	2,220,698	(3,111,448)	(890,750)	18,312,163
Frontier Markets ETF	6,782,081	(9,135,475)	(2,353,394)	54,095,831
FTSE RAFI Asia-Pacific ex-Japan ETF	2,471,669	(3,914,770)	(1,443,101)	21,160,250
FTSE RAFI Developed Markets ex-U.S. ETF	92,787,876	(127,592,479)	(34,804,603)	1,310,253,379
FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF	20,208,710	(30,923,003)	(10,714,293)	303,412,998
FTSE RAFI Emerging Markets ETF	107,083,767	(132,641,326)	(25,557,559)	1,153,665,205
Global Agriculture ETF	2,269,677	(3,139,242)	(869,565)	20,133,100
Global Clean Energy ETF	7,579,210	(6,927,993)	651,217	54,578,700
Global Gold and Precious Metals ETF	633,629	(9,847,861)	(9,214,232)	31,851,876
Global Water ETF	18,828,859	(7,273,592)	11,555,267	153,445,322
International BuyBack AchieversTM ETF	—	(40,727,047)	(40,727,047)	295,243,318
MSCI Global Timber ETF	33,806,426	(12,544,801)	21,261,625	154,103,082
S&P Global Dividend Opportunities Index ETF	862,076	(2,031,474)	(1,169,398)	31,619,164
S&P International Developed Quality ETF	1,004,764	(3,388,266)	(2,383,502)	34,238,656
Zacks International Multi-Asset Income ETF	239,395	(1,106,635)	(867,240)	10,008,685

Note 8. Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions and expired capital loss carryforwards, amounts were reclassified between undistributed net investment income, undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net asset of each Fund. For the fiscal year or period ended October 31, 2018, the reclassifications were as follows:

	Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
Canadian Energy Income ETF	$4,426	$824,968	$(829,394)
China Real Estate ETF	377,346	1,205,398	(1,582,744)
China Small Cap ETF	102,402	(1,124,966)	1,022,564
DWA Developed Markets Momentum ETF	1,097,180	(20,218,133)	19,120,953
DWA Emerging Markets Momentum ETF	2,086,486	(2,977,430)	890,944
Emerging Markets Infrastructure ETF	125,234	12,150	(137,384)
Frontier Markets ETF	13,595	(896,545)	882,950
FTSE RAFI Asia-Pacific ex-Japan ETF	63,762	764,600	(828,362)
FTSE RAFI Developed Markets ex-U.S. ETF	686,596	(34,325,893)	33,639,297
FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF	592,372	(21,224,017)	20,631,645
FTSE RAFI Emerging Markets ETF	(84,145)	(44,133,997)	44,218,142
Global Agriculture ETF	24,848	(479,535)	454,687
Global Clean Energy ETF	47,948	21,959,118	(22,007,066)
Global Gold and Precious Metals ETF	451,153	1,047,416	(1,498,569)
Global Water ETF	(85,410)	(15,842,356)	15,927,766
International BuyBack AchieversTM ETF	512,877	(10,142,645)	9,629,768

161

	Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
MSCI Global Timber ETF	$(205,312)	$(8,311,809)	$8,517,121
S&P Global Dividend Opportunities Index ETF	193,610	(509,166)	315,556
S&P International Developed Quality ETF	10,331	(824,043)	813,712
Zacks International Multi-Asset Income ETF	102,344	2,460,579	(2,562,923)

Note 9. Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to each Independent Trustee and an Officer of the Trust. The Adviser, as a result of each Fund’s unitary management fee, pays for such compensation for DWA Developed Markets Momentum ETF, DWA Emerging Markets Momentum ETF, Emerging Markets Infrastructure ETF, FTSE RAFI Asia Pacific ex-Japan ETF, FTSE RAFI Developed Markets ex-U.S. ETF, FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF, FTSE RAFI Emerging Markets ETF, Global Agriculture ETF, Global Clean Energy ETF, Global Gold and Precious Metals ETF, Global Water ETF, International BuyBack Achievers™ ETF and S&P International Developed Quality ETF. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of his compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco Funds. The Deferral Fees payable to the Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

Note 10. Capital

Shares are created and redeemed by each Fund (except for S&P Global Dividend Opportunities Index ETF and Zacks International Multi-Asset Income ETF) only in Creation Units of 50,000 Shares, 80,000 Shares for S&P Global Dividend Opportunities Index ETF and 100,000 Shares for Zacks International Multi-Asset Income ETF. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund of the Trust on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

Note 11. Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee is also indemnified against certain liabilities arising out of the performance of his duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

Note 12. Subsequent Event

At a meeting held on December 13, 2018, the Board of Trustees of the Trust approved the termination and winding down of Canadian Energy Income ETF, Emerging Markets Infrastructure ETF, FTSE RAFI Asia Pacific ex-Japan ETF, Global Agriculture ETF, Global Gold and Precious Metals ETF and Zacks International Multi-Asset Income ETF, with the liquidation payment to shareholders expected to take place on or about February 27, 2019. Investors, who have elected not to sell their shares before market close on February 20, 2019 will receive cash equal to the amount of the net asset value of their shares, which will include any capital gains and dividends, on or about February 27, 2019.

162

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Fund Trust II and Shareholders of each of the twenty Funds listed below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (twenty of the funds constituting Invesco Exchange-Traded Fund Trust II, hereafter collectively referred to as the “Funds”) as of October 31, 2018, the related statements of operations and changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2018, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below in conformity with accounting principles generally accepted in the United States of America.

Invesco Canadian Energy Income ETF (2)
Invesco China Real Estate ETF(2)
Invesco China Small Cap ETF(2)
Invesco DWA Developed Markets Momentum ETF(1)
Invesco DWA Emerging Markets Momentum ETF(1)
Invesco Emerging Markets Infrastructure ETF(1)
Invesco Frontier Markets ETF(2)
Invesco FTSE RAFI Asia Pacific ex-Japan ETF(1)
Invesco FTSE RAFI Developed Markets ex-U.S. ETF(1)
Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF(1)
Invesco FTSE RAFI Emerging Markets ETF(1)
Invesco Global Agriculture ETF(1)
Invesco Global Clean Energy ETF(1)
Invesco Global Gold and Precious Metals ETF(1)
Invesco Global Water ETF(1)
Invesco International BuyBack AchieversTM ETF(1)
Invesco MSCI Global Timber ETF(2)
Invesco S&P Global Dividend Opportunities Index ETF(2)
Invesco S&P International Developed Quality ETF(1)
Invesco Zacks International Multi-Asset Income ETF(2)

(1)

Statements of operations for the year ended October 31, 2018, statements of changes in net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the periods indicated therein.

(2)	Statements of operations and changes in net assets and the financial highlights for the period June 1, 2018 through October 31, 2018 and for the year ended May 31, 2018

The financial statements of Invesco Canadian Energy Income ETF (Predecessor Fund Guggenheim Canadian Energy Income ETF), Invesco China Real Estate ETF (Predecessor Fund Guggenheim China Real Estate ETF), Invesco China Small Cap ETF (Predecessor Fund Guggenheim China Small Cap ETF), Invesco Frontier Markets ETF (Predecessor Fund Guggenheim Frontier Markets ETF), Invesco MSCI Global Timber ETF (Predecessor Fund Guggenheim MSCI Global Timber ETF), Invesco S&P Global Dividend Opportunities Index ETF (Predecessor Fund Guggenheim S&P Global Dividend Opportunities Index ETF) and Invesco Zacks International Multi-Asset Income ETF (Predecessor Fund Guggenheim International Multi-Asset Income ETF) as of and for the year ended May 31, 2017 and the financial highlights for each of the periods ended on or prior to May 31, 2017 (not presented herein, other than the statements of changes in net assets and the financial highlights) were audited by other auditors whose report dated July 31, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

163

Report of Independent Registered Public Accounting Firm (continued)

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

Subsequent Event

As discussed in Note 12 to the financial statements, the Board of Trustees approved a plan of liquidation for the Invesco Canadian Energy Income ETF, Invesco Emerging Markets Infrastructure ETF, Invesco FTSE RAFI Asia Pacific ex-Japan ETF, Invesco Global Agriculture ETF, Invesco Global Gold and Precious Metals ETF and Invesco Zacks International Multi-Asset Income ETF on December 13, 2018.

PricewaterhouseCoopers LLP

Chicago, Illinois

December 26, 2018

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

164

Fees and Expenses

As a shareholder of Invesco Canadian Energy Income ETF, Invesco China Real Estate ETF, Invesco China Small Cap ETF, Invesco Frontier Markets ETF, Invesco MSCI Global Timber ETF, Invesco S&P Global Dividend Opportunities Index ETF and Invesco Zacks International Multi-Asset Income ETF, you incur advisory fees and other Fund expenses. As a shareholder of the Invesco DWA Developed Markets Momentum ETF, Invesco DWA Emerging Markets Momentum ETF, Invesco Emerging Markets Infrastructure ETF, Invesco FTSE RAFI Asia Pacific ex-Japan ETF, Invesco FTSE RAFI Developed Markets ex-U.S. ETF, Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF, Invesco FTSE RAFI Emerging Markets ETF, Invesco Global Agriculture ETF, Invesco Global Clean Energy ETF, Invesco Global Gold and Precious Metals ETF, Invesco Global Water ETF, Invesco International BuyBack Achievers™ ETF and Invesco S&P International Developed Quality ETF, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2018.

In addition to the fees and expenses which the Invesco FTSE RAFI Emerging Markets ETF and Invesco Zacks International Multi-Asset Income ETF (the “Portfolios”) bear directly, the Portfolios indirectly bear a pro rata share of the fees and expenses of the investment companies in which the Portfolios invest. The amount of fees and expenses incurred indirectly by the Portfolios will vary because the investment companies have varied expenses and fee levels and the Portfolios may own different proportions of the investment companies at different times. Estimated investment companies’ expenses are not expenses that are incurred directly by the Portfolios. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Portfolios invest in. The effect of the estimated investment companies’ expenses that the Portfolios bear indirectly are included in the Portfolios total returns.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges and brokerage commissions. Therefore the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by a Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco Canadian Energy Income ETF (ENY)
Actual	$1,000.00	$901.40	0.60%	$2.88
Hypothetical (5% return before expenses)	1,000.00	1,022.18	0.60	3.06
Invesco China Real Estate ETF (TAO)
Actual	1,000.00	793.24	0.70	3.16
Hypothetical (5% return before expenses)	1,000.00	1,021.68	0.70	3.57

165

Fees and Expenses (continued)

	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco China Small Cap ETF (HAO)
Actual	$1,000.00	$766.28	0.71%	$3.16
Hypothetical (5% return before expenses)	1,000.00	1,021.63	0.71	3.62
Invesco DWA Developed Markets Momentum ETF (PIZ)
Actual	1,000.00	905.70	0.80	3.84
Hypothetical (5% return before expenses)	1,000.00	1,021.17	0.80	4.08
Invesco DWA Emerging Markets Momentum ETF (PIE)
Actual	1,000.00	780.00	0.90	4.04
Hypothetical (5% return before expenses)	1,000.00	1,020.67	0.90	4.58
Invesco Emerging Markets Infrastructure ETF (PXR)
Actual	1,000.00	841.40	0.75	3.48
Hypothetical (5% return before expenses)	1,000.00	1,021.42	0.75	3.82
Invesco Frontier Markets ETF (FRN)
Actual	1,000.00	823.80	0.69	3.17
Hypothetical (5% return before expenses)	1,000.00	1,021.73	0.69	3.52
Invesco FTSE RAFI Asia Pacific ex-Japan ETF (PAF)
Actual	1,000.00	851.00	0.49	2.29
Hypothetical (5% return before expenses)	1,000.00	1,022.74	0.49	2.50
Invesco FTSE RAFI Developed Markets ex-U.S. ETF (PXF)
Actual	1,000.00	892.00	0.45	2.15
Hypothetical (5% return before expenses)	1,000.00	1,022.94	0.45	2.29
Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN)
Actual	1,000.00	860.10	0.49	2.30
Hypothetical (5% return before expenses)	1,000.00	1,022.74	0.49	2.50
Invesco FTSE RAFI Emerging Markets ETF (PXH)
Actual	1,000.00	893.80	0.48	2.29
Hypothetical (5% return before expenses)	1,000.00	1,022.79	0.48	2.45
Invesco Global Agriculture ETF (PAGG)
Actual	1,000.00	951.00	0.75	3.69
Hypothetical (5% return before expenses)	1,000.00	1,021.42	0.75	3.82
Invesco Global Clean Energy ETF (PBD)
Actual	1,000.00	860.50	0.75	3.52
Hypothetical (5% return before expenses)	1,000.00	1,021.42	0.75	3.82
Invesco Global Gold and Precious Metals ETF (PSAU)
Actual	1,000.00	844.00	0.75	3.49
Hypothetical (5% return before expenses)	1,000.00	1,021.42	0.75	3.82
Invesco Global Water ETF (PIO)
Actual	1,000.00	931.50	0.75	3.65
Hypothetical (5% return before expenses)	1,000.00	1,021.42	0.75	3.82
Invesco International BuyBack Achievers™ ETF (IPKW)
Actual	1,000.00	835.70	0.55	2.54
Hypothetical (5% return before expenses)	1,000.00	1,022.43	0.55	2.80
Invesco MSCI Global Timber ETF (CUT)
Actual	1,000.00	845.30	0.55	2.56
Hypothetical (5% return before expenses)	1,000.00	1,022.43	0.55	2.80
Invesco S&P Global Dividend Opportunities Index ETF (LVL)
Actual	1,000.00	986.08	0.63	3.15
Hypothetical (5% return before expenses)	1,000.00	1,022.03	0.63	3.21
Invesco S&P International Developed Quality ETF (IDHQ)
Actual	1,000.00	911.00	0.29	1.40
Hypothetical (5% return before expenses)	1,000.00	1,023.74	0.29	1.48
Invesco Zacks International Multi-Asset Income ETF (HGI)
Actual	1,000.00	890.39	0.70	3.34
Hypothetical (5% return before expenses)	1,000.00	1,021.68	0.70	3.57

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended October 31, 2018. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

166

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal period ended October 31, 2018:

	Qualified Dividend Income*	Dividends-Received Deduction*
Canadian Energy Income ETF	87%	0%
China Real Estate ETF	0%	0%
China Small Cap ETF	0%	0%
DWA Developed Markets Momentum ETF	86%	0%
DWA Emerging Markets Momentum ETF	69%	0%
Emerging Markets Infrastructure ETF	100%	0%
Frontier Markets ETF	0%	0%
FTSE RAFI Asia-Pacific ex-Japan ETF	82%	0%
FTSE RAFI Developed Markets ex-U.S. ETF	100%	0%
FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF	83%	0%
FTSE RAFI Emerging Markets ETF	69%	0%
Global Agriculture ETF	80%	17%
Global Clean Energy ETF	84%	9%
Global Gold and Precious Metals ETF	100%	14%
Global Water ETF	95%	6%
International BuyBack AchieversTM ETF	100%	0%
MSCI Global Timber ETF	0%	0%
S&P Global Dividend Opportunities Index ETF	89%	48%
S&P International Developed Quality ETF	100%	0%
Zacks International Multi-Asset Income ETF	71%	8%

*	The above percentages are based on ordinary income dividends paid to shareholders during the fiscal year.

The Funds intend to elect to pass through to shareholders the credit for taxes paid to foreign countries. The gross foreign source income and foreign taxes paid are as follows:

	Gross Foreign Income	Foreign Taxes Paid
Canadian Energy Income ETF	$396,035	$45,793
China Real Estate ETF	—	—
China Small Cap ETF	1,491,078	63,491
DWA Developed Markets Momentum ETF	4,082,828	378,550
DWA Emerging Markets Momentum ETF	8,445,461	953,055
Emerging Markets Infrastructure ETF	578,440	75,851
Frontier Markets ETF	820,880	55,328
FTSE RAFI Asia-Pacific ex-Japan ETF	1,013,127	41,612
FTSE RAFI Developed Markets ex-U.S. ETF	37,246,108	2,678,143
FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF	7,132,859	672,133
FTSE RAFI Emerging Markets ETF	44,698,643	4,467,958
Global Agriculture ETF	296,642	32,816
Global Clean Energy ETF	—	—
Global Gold and Precious Metals ETF	—	—
Global Water ETF	—	—
International BuyBack AchieversTM ETF	7,308,006	724,316
MSCI Global Timber ETF	2,211,884	74,118
S&P Global Dividend Opportunities Index ETF	375,214	23,420
S&P International Developed Quality ETF	1,050,079	94,439
Zacks International Multi-Asset Income ETF	123,890	7,225

167

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below.

As of October 31, 2018

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge—1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Nominating and Governance Committee and Trustee	Chairman of the Nominating and Governance Committee and Trustee since 2007	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	234	Trustee and Investment Oversight Committee member, Mission Aviation Fellowship (2017–Present)

Todd J. Barre—1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	234	None

Marc M. Kole—1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee since 2008; Trustee since 2007	Senior Director of Finance, By The Hand Club for Kids (2015-Present); formerly, Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Senior Vice President of Finance, United Healthcare (2004-2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	234	None

Yung Bong Lim—1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	234	None

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

168

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker—1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer at RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider).	234	None

Donald H. Wilson—1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2007	Chairman, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-Present); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (2016-Present); formerly, Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	234	None

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

169

Trustees and Officers (continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below.

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Kevin M. Carome—1956 Invesco Ltd. Two Peachtree Pointe, 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director (2006-Present) and Executive Vice President (2008-Present), Invesco Group Services, Inc., Invesco Holding Company (US), Inc. and Invesco North American Holdings, Inc.; Director, Invesco Holding Company Limited (2007-Present); Executive Vice President (2008-Present), Invesco Investments (Bermuda) Ltd.; Manager, Horizon Flight Works LLC, Director and Executive Vice President, Invesco Finance, Inc. and Director, Invesco Finance PLC (2011-Present); Director and Secretary (2012-Present), Invesco Services (Bahamas) Private Limited; and Director and Executive Vice President (2014-Present), INVESCO Asset Management (Bermuda) Ltd.; formerly, Director and Chairman, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2006); Director, Invesco Investments (Bermuda) Ltd. (2008-2016); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	234	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his successor is elected.

** Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

170

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Daniel E. Draper—1968 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2015	President and Principal Executive Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2015-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Chief Executive Officer and Principal Executive Officer (2016-Present) and Managing Director (2013-Present), Invesco Capital Management LLC; Senior Vice President, Invesco Distributors, Inc. (2014-Present); formerly, Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-2015) and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2015); Managing Director, Credit Suisse Asset Management (2010-2013) and Lyxor Asset Management/Societe Generale (2007-2010).

Kelli Gallegos—1970 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President and Treasurer	Since 2018	Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President, Principal Financial Officer (2016-Present) and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Assistant Treasurer Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); Assistant Treasurer, Invesco Capital Management LLC (2013-2018); and Assistant Vice President, The Invesco Funds (2008-2016).

Peter Hubbard—1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Sheri Morris—1964 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2012	President and Principal Executive Officer, The Invesco Funds (2016-Present); Treasurer, The Invesco Funds (2008-Present); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

171

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Anna Paglia—1974 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2011	Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2011-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015-Present); Head of Legal (2010-Present) and Secretary (2015-Present), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Rudolf E. Reitmann—1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

David Warren—1957 Invesco Canada Ltd. 5140 Yonge Street, Suite 800 Toronto, Ontario M2N 6X7	Vice President	Since 2009	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, and Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Managing Director—Chief Administrative Officer, Americas, Invesco Capital Management LLC; Senior Vice President, Invesco Advisers, Inc. (2009-Present); Director, Invesco Inc. (2009-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2011-Present); Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); Director, Invesco Corporate Class Inc. (2014-Present); Director, Invesco Global Direct Real Estate Feeder GP Ltd. (2015-Present); Director, Invesco Canada Holdings Inc. (2002-Present); Director, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée and Trimark Investments Ltd./Placements Trimark Ltée (2014-Present); Director, Invesco IP Holdings (Canada) Ltd. (2016-Present); Director, Invesco Global Direct Real Estate GP Ltd. (2015-Present); formerly, Senior Vice President, Invesco Management Group, Inc. (2007-2018); Executive Vice President and Chief Financial Officer, Invesco Inc. (2009-2015); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2011).

Melanie Zimdars — 1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer of Invesco Capital Management LLC (2017-Present); Chief Compliance Officer of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer at ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/Chief Financial Officer at Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

172

(This Page Intentionally Left Blank)

(This Page Intentionally Left Blank)

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year on Form N-Q (or any successor Form). The Form N-Qs (or any successor Form) will be available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2018 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	P-PS-AR-8	invesco.com/ETFs

Invesco Annual Report to Shareholders

October 31, 2018

DSUM	Invesco Chinese Yuan Dim Sum Bond ETF
PCY	Invesco Emerging Markets Sovereign Debt ETF
PGHY	Invesco Global Short Term High Yield Bond ETF
PICB	Invesco International Corporate Bond ETF

2

The Market Environment

Domestic Equity

The fiscal year proved to be an increasingly volatile time for US equities. The fiscal year began in the final months of 2017 with several major US stock market indexes repeatedly reaching new highs amid strong corporate profits, the prospect of tax reform legislation and exceedingly low stock market volatility.

Stock market euphoria continued in January 2018 as US equity markets steadily moved higher. Investors remained enthused about the passage of the Tax Cuts and Jobs Act signed into law in late December 2017, which significantly cut corporate tax rates. However, in February 2018, volatility returned to the US stock and bond markets. Worries about how rising interest rates might affect economic growth, concerns about a potential trade war and heightened geopolitical tensions, caused the US stock markets to pull back and volatility to increase.

US equity markets generally recovered in the second quarter of 2018 as strong US retail sales and low unemployment buoyed markets. Throughout the summer, US equities moved higher as corporate profits surged. Several US equity indexes reached new highs despite potential headwinds including trade tensions, tariff announcements and contagion concerns over a Turkish currency crisis. After a relatively quiet summer, market volatility markedly rose in the final month of the fiscal year. US equity markets suffered a sharp sell-off in October 2018 amid rising interest rates and concerns that higher inflation could mean a more restrictive monetary policy. In this environment, there was a flight to safety, as investors fled to defensive areas of the market and U.S. treasuries.

Given signs of a strong economy, the US Federal Reserve raised interest rates four times during the fiscal year: in December 2017 and in March, June and September 2018.1 In contrast, the European Central Bank and central banks in several other countries maintained extraordinarily accommodative monetary policies.

[1]	Source: US Federal Reserve

Fixed Income

Throughout the fiscal year, US economic data remained positive; economic growth in the second quarter of 2018 was particularly strong. The US economy continued to add jobs, pushing the unemployment rate to 3.7% at the close of the fiscal year, while inflation remained subdued.1 Against this backdrop, the US Federal Reserve (the Fed) raised the federal funds target rate from a range of 1.00% to 1.25% at the start of the fiscal year to a range of 2.00% to 2.25% at the close of the fiscal year. This was accomplished with four 0.25% rate hikes in December 2017, and in March, June and September 2018.2 Working against these positive developments, however, were global macroeconomic headwinds in the form of geopolitical trade tension, sub-optimal inflation, and the lingering unknown of Brexit—the decision by

UK voters to leave the European Union. These headwinds could limit future Fed rate hikes in the near-term. The Bank of Japan and the European Central Bank maintained their accommodative monetary policies by keeping real interest rates low in a continued attempt to stimulate growth and inflation by encouraging investors to spend rather than save. These actions continued to drive overseas investments into higher yielding segments of the fixed income markets.

The 10-year US Treasury yield continued to move upward at the start of the fiscal year due to the continued strength of the global economy, the rising risks of inflation and the high probability of additional Fed rate hikes throughout the fiscal year. Due to these factors, the 10-year US Treasury note continued to rise in 2018, resulting in higher government yields and a move above 3.00%.3 The 10-year US Treasury yield ended the fiscal year at 3.14%, 76 basis points higher than at the beginning of the fiscal year.3 (A basis point is one one-hundredth of a percentage point.)

The broader bond market, as represented by the Bloomberg Barclays U.S. Aggregate Bond Index, returned -2.05% for the fiscal year. Negative performance was largely attributable to the broad increase in US Treasury yields, a widening of credit spreads and reduced overseas bond purchase demand during the fiscal year.

All four primary sectors of the Bloomberg Barclays U.S. Aggregate Bond Index—government-related, corporate, securitized and treasury—posted negative returns for the fiscal year.

[1]	Bureau of Labor Statistics
[2]	US Federal Reserve
[3]	US Treasury Department

Global Equity

The fiscal year proved to be an increasingly volatile time for global equities. The fiscal year began in the final months of 2017 with several US stock market indexes repeatedly reaching new highs amid strong corporate profits, the prospect of tax reform legislation and exceedingly low stock market volatility. Despite a sharp uptick in volatility, particularly in October 2018, US markets, in general, still produced positive returns for the fiscal year. International markets, however, were meaningfully less robust, many experiencing flat to negative results for the fiscal year. This divergence between the US and other markets could be attributed to the strength of the US economy and the widely-held belief that the US could win trade wars with other countries.

At the beginning of 2018, markets saw significant turbulence in late January and early February, when stocks were whipsawed—first by concerns about accelerated US Federal Reserve (the Fed) tightening and then, later in the year, by fears of brewing trade wars and geopolitical tensions. After a relatively quiet summer, market volatility markedly rose again in the final month of the fiscal year. Global equity markets (particularly the US) suffered a

3

The Market Environment (continued)

sharp sell-off in October 2018 amid rising interest rates and concerns that higher inflation could result in a more restrictive monetary policy.

Global economic growth, in general, was solid despite weakness in emerging markets. During the fiscal year, emerging markets were impacted by both country-specific issues, as well as, more generalized pressure resulting from the Fed’s tightening policy. In this environment, economic growth unsurprisingly slowed in emerging markets. Within the eurozone, economic growth accelerated, although there was divergence among countries. In Japan, economic growth improved over the latter part of the fiscal year. The US experienced strong growth during the fiscal year due to robust consumer and business spending. In addition, unemployment rates remained low, job creation was strong and inflation remained relatively controlled.

At the close of the fiscal year, equity valuations in developed and emerging markets appeared relatively full in absolute terms—but overseas equity markets were trading at a material discount to those of the US. In sum, while valuations were not cheap, recent earnings growth and upward earnings revisions improved in many non-US developed markets.

4

DSUM	Manager’s Analysis
Invesco Chinese Yuan Dim Sum Bond ETF (DSUM)

As an index fund, the Invesco Chinese Yuan Dim Sum Bond ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the FTSE Custom Dim Sum (Offshore CNY) Bond Index (the “Index”). The Fund generally will invest at least 80% of its total assets in Chinese Renminbi (“RMB”)-denominated bonds that comprise the Index.

The Index measures the performance of RMB-denominated “Dim Sum” bonds that are issued and settled outside of mainland China. Dim Sum bonds are RMB-denominated and generally are issued in Hong Kong by a variety of entities ranging from governments to corporations. Strictly in accordance with the Index’s guidelines and mandated procedures, securities must have a minimum maturity of one month and an outstanding amount of at least RMB 1 billion to be eligible for entry into the Index. There is no minimum rating requirement for inclusion in the Index. Securities with a maturity of less than one month are removed from the Index. The Index is composed of RMB-denominated bonds issued by governments, agencies, supranational and corporations, excluding synthetics, convertible bonds, retail bonds and CDs. FTSE Fixed Income LLC, the Index provider, rebalances the Index monthly. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended October 31, 2018, on a market price basis, the Fund returned (4.19)%. On a net asset value (“NAV”) basis, the Fund returned (2.95)%. During the same time period, the Index returned (1.50)%. The Fund’s performance (NAV basis) differed from the return of the Index primarily due to the fees and operating expenses that the Fund incurred during the period, as well as the Fund’s utilization of a sampling methodology.

During this same time period, the Bloomberg Barclays China Aggregate Index (the “Benchmark Index”) returned 1.26%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 2,398 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the Dim Sum fixed-income market.

Relative to the Benchmark Index, the Fund was most overweight in the food products industry and most underweight in sovereign debt during the fiscal year ended October 31, 2018. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s underweight in sovereign debt.

Positions that contributed most significantly to the Fund’s return included Lai Fung Holdings Ltd., 6.875% coupon, due 04/25/2018, a real estate company (no longer held at fiscal year-end) and Longfor Properties Co. Ltd., 6.75% coupon, due

05/28/2018, a real estate company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included ITNL Offshore Pte Ltd., 7.5% coupon, due 01/18/2021, a commercial services company (portfolio average weight of 0.79%), and Chong Qing Grain Group Co. Ltd., 4.02% coupon, due 07/14/2019, an agriculture company (portfolio average weight of 1.90%).

Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2018
Real Estate	21.7
Banks	17.8
Sovereign	15.3
Food	5.8
Auto Manufacturers	5.1
Computers	4.9
Diversified Financial Services	4.7
Agriculture	4.7
Engineering & Construction	4.7
Holding Companies-Diversified	4.0
Industry Types Each Less Than 3%	6.7
Money Market Fund Plus Other Assets Less Liabilities	4.6

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2018
Security
Lenovo Group Ltd., 4.950%, 06/10/2020	4.9
Commonwealth Bank of Australia, EMTN, 4.200%, 10/26/2020	4.8
Sinochem Offshore Capital Co. Ltd., EMTN, 4.400%, 02/14/2021	4.7
Chong Qing Grain Group Co. Ltd., 4.020%, 07/14/2019	4.7
CNI Capital Ltd., 4.300%, 11/11/2019	4.7
Greenland Global Investment Ltd., EMTN, 7.125%, 03/20/2021	4.6
Shui On Development Holding Ltd., 6.875%, 03/02/2021	4.3
Shimao Property Holdings Ltd., 5.750%, 03/15/2021	4.3
Huarui Investment Holding Co. Ltd., 5.250%, 11/26/2018	4.0
Korea Development Bank (The), EMTN, 4.500%, 11/10/2020	3.8
Total	44.8

*	Excluding money market fund holdings.

5

Invesco Chinese Yuan Dim Sum Bond ETF (DSUM) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of October 31, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
FTSE Custom Dim Sum (Offshore CNY) Bond Index	(1.50)%	0.98%	2.96%	1.20%	6.15%	2.82%	21.83%
Bloomberg Barclays China Aggregate Index	1.26	(0.10)	(0.28)	2.33	12.20	3.29	25.87
Fund
NAV Return*	(2.95)	0.03	0.10	0.36	1.82	1.99	14.99
Market Price Return	(4.19)	(0.20)	(0.61)	(0.01)	(0.05)	1.26	9.33

*

Subsequent to period-end, the Fund obtained additional information affecting accounting estimates as of period-end and adjusted the financial statements to reflect the adjusted estimates under GAAP. The performance shown is based on transactional NAV and does not reflect GAAP adjustments.

Fund Inception: September 23, 2011

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.45% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See

invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in its respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

6

PCY	Manager’s Analysis
Invesco Emerging Markets Sovereign Debt ETF (PCY)

As an index fund, the Invesco Emerging Markets Sovereign Debt ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the DBIQ Emerging Market USD Liquid Balanced Index (the “Index”). The Index measures potential returns of a theoretical portfolio of liquid emerging market U.S. dollar-denominated government bonds. The Fund generally will invest 80% of its total assets in U.S. dollar denominated government bonds from emerging market countries that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Deutsche Bank Securities Inc. (“DB” or the “Index Provider”) selects one to three securities from each eligible emerging market country as determined by the Index Provider that (i) are denominated in U.S. dollars, (ii) are sovereign bonds, (iii) have at least three years to maturity, (iv) have an outstanding float of at least $500 million or greater, and (v) have a fixed coupon. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek its investment objective.

For the fiscal year ended October 31, 2018, on a market price basis, the Fund returned (7.66)%. On a net asset value (“NAV”) basis, the Fund returned (7.42)%. During the same time period, the Index returned (6.89)%. During the fiscal year, the Fund mostly replicated the components of the Index; the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses as well as trading costs incurred by the Fund during that period.

During this same time period, the JP Morgan Emerging Market Bond Global Index (the “Benchmark Index”) returned (5.27)%. The Benchmark Index is an unmanaged index weighted by country, which limits weights of countries with higher debt outstanding, reallocating this excess to countries with lower debt outstanding, based on the average performance of approximately 300 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. dollar-denominated bond market in emerging market countries.

Relative to the Benchmark Index, the Fund was most overweight in the country of Qatar and most underweight in the country of China during the fiscal year ended October 31, 2018. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s higher allocation to the country of Venezuela and lower allocation to the country of Ecuador.

For the fiscal year ended October 31, 2018, the country of Bahrain contributed most significantly to the Fund’s return, followed by the country of the United Arab Emirates and the country of Croatia, respectively. The country of Venezuela detracted most significantly from the Fund’s return, followed by the country of Argentina and the country of Costa Rica, respectively.

Positions that contributed most significantly to the Fund’s return included Kingdom of Bahrain International Bond, 6.75% coupon, due 09/20/2029 (portfolio average weight of 0.56%), and State of Qatar International Bond, 5.103% coupon, due 04/23/2048 (portfolio average weight of 0.25%). Positions that detracted most significantly from the Fund’s return included Bolivarian Republic of Venezuela International Bond, 6.00% coupon, due 12/09/2020 (no longer held at fiscal year-end) and Bolivarian Republic of Venezuela International Bond, 8.25% coupon, due 10/13/2024 (no longer held at fiscal year-end).

7

Invesco Emerging Markets Sovereign Debt ETF (PCY) (continued)

Country Breakdown (% of the Fund’s Net Assets) as of October 31, 2018
Qatar	2.9
Poland	2.8
Croatia	2.8
Kazakhstan	2.8
United Arab Emirates	2.8
Chile	2.8
Bahrain	2.8
Philippines	2.8
Saudi Arabia	2.7
Hungary	2.7
Colombia	2.7
Peru	2.7
Brazil	2.7
Panama	2.7
Paraguay	2.7
Pakistan	2.7
Romania	2.7
Indonesia	2.7
Russia	2.7
Oman	2.6
Trinidad and Tobago	2.6
Mexico	2.6
Dominican Republic	2.6
South Korea	2.6
Jordan	2.6
Nigeria	2.5
El Salvador	2.5
Sri Lanka	2.5
Ukraine	2.5
Lebanon	2.5
South Africa	2.4
Egypt	2.4
Turkey	2.4
Ecuador	2.4
Argentina	2.3
Costa Rica	2.3
Slovenia	1.4
Serbia	1.4
Lithuania	1.4
Money Market Funds Plus Other Assets Less Liabilities	1.3

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2018
Security
Trinidad & Tobago Government International Bond, 4.500%, 08/04/2026	1.8
Slovenia Government International Bond, 5.250%, 02/18/2024	1.4
Croatia Government International Bond, 6.000%, 01/26/2024	1.4
Croatia Government International Bond, 5.500%, 04/04/2023	1.4
Serbia International Bond, 7.250%, 09/28/2021	1.4
Lithuania Government International Bond, 6.625%, 02/01/2022	1.4
Korea International Bond, 2.750%, 01/19/2027	1.0
Korea International Bond, 3.875%, 09/11/2023	1.0
Qatar Government International Bond, 5.750%, 01/20/2042	1.0
Qatar Government International Bond, 6.400%, 01/20/2040	1.0
Total	12.8

*	Excluding money market fund holdings.

8

Invesco Emerging Markets Sovereign Debt ETF (PCY) (continued)

Growth of a $10,000 Investment

Fund Performance History as of October 31, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
DBIQ Emerging Market USD Liquid Balanced Index	(6.89)%	3.33%	10.31%	4.30%	23.45%	10.48%	170.86%	6.76%	105.99%
JP Morgan Emerging Market Bond Global Index	(5.27)	3.83	11.93	3.61	19.38	8.75	131.36	5.96	89.71
Fund
NAV Return	(7.42)	2.65	8.16	3.68	19.83	9.41	145.85	5.74	85.32
Market Price Return	(7.66)	2.63	8.10	3.64	19.58	10.25	165.42	5.65	83.58

Fund Inception: October 11, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.50% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See

invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

9

PGHY	Manager’s Analysis
Invesco Global Short Term High Yield Bond ETF (PGHY)

As an index fund, the Invesco Global Short Term High Yield Bond ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the DB Global Short Maturity High Yield Bond Index (the “Index”). The Fund generally invests at least 80% of its total assets in U.S. and foreign short-term, non-investment grade bonds included in the Index, all of which are denominated in U.S. dollars.

Strictly in accordance with its guidelines and mandated procedures, Deutsche Bank Securities Inc. (“DB” or the “Index Provider”) selects such bonds issued by corporations, as well as sovereign, sub-sovereign or quasi-government entities, from a universe of eligible securities for inclusion in the Index that (i) are denominated in U.S. dollars; (ii) are rated below “investment grade” (i.e., have a “composite rating” from DB of no greater than “BB+”); (iii) have not been marked as defaulted by any rating agency; (iv) have three years or less to maturity; (v) have a minimum amount outstanding of at least $250 million; and (vi) have a fixed coupon.

Eligible bonds must be rated by at least one of S&P Global Ratings, Moody’s Investors Service, Inc., or Fitch Ratings Inc. DB converts all available ratings for each bond into a numerical score, and then calculates an average score for each bond from those available ratings that corresponds to DB’s “composite rating” system. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended October 31, 2018, on a market price basis, the Fund returned 0.36%. On a net asset value (“NAV”) basis, the Fund returned 1.05%. During the same time period, the Index returned 1.28%. The Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses incurred by the Fund during the period, partially offset by the Fund’s utilization of a sampling methodology.

During this same time period, ICE BofAML 0-5 Year U.S. High Yield Constrained Index (the “Benchmark Index”) returned 2.94%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 854 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. dollar-denominated short-term high yield corporate bond market.

Relative to the Benchmark Index, the Fund was most overweight in the banking industry and most underweight in the media industry during the fiscal year ended October 31, 2018. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to performance differences as a result of varying country weights between the Fund and the Benchmark Index in addition to a lower average duration relative to the Benchmark index.

Positions that contributed most significantly to the Fund’s return included Nine West Holdings Inc., 8.25% coupon, due 03/15/2019, an apparel & textile products company (portfolio average weight of 0.25%) and Algeco Scotsman Global Finance Plc, 10.75% coupon, due 10/15/2019, a transportation & logistics company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included Sears Holdings Corp., 8.00% coupon, due 12/15/2019, a department store (portfolio average weight of 0.05%) and C.A. La Electricidad de Caracas S.A.C.A., 8.50% coupon, due 04/10/2018, an electric utilities company (no longer held at fiscal year-end).

Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2018
Banks	16.9
Sovereign	11.2
Diversified Financial Services	6.0
Real Estate	5.9
Oil & Gas	5.7
Home Builders	4.2
Telecommunications	3.5
Industry Types Each Less Than 3%	44.9
Money Market Fund Plus Other Assets Less Liabilities	1.7

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2018
Security
IDBI Bank Ltd./GIFT-IFC, EMTN, 3.750%, 01/25/2019	0.5
Zhiyuan Group BVI Co. Ltd., 6.200%, 01/11/2019	0.5
China SCE Property Holdings Ltd., 7.450%, 04/17/2021	0.4
Banco Votorantim SA, 7.375%, 01/21/2020	0.4
Banco Regional SAECA, 8.125%, 01/24/2019	0.4
El Salvador Government International Bond, 7.375%, 12/01/2019	0.4
CSN Islands XI Corp., 6.875%, 09/21/2019	0.4
Controladora Mabe SA de CV, 7.875%, 10/28/2019	0.4
Hanrui Overseas Investment Co. Ltd., 4.900%, 06/28/2019	0.4
Studio City Co. Ltd., 5.875%, 11/30/2019	0.4
Total	4.2

*	Excluding money market fund holdings.

10

Invesco Global Short Term High Yield Bond ETF (PGHY) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of October 31, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
DB Global Short Maturity High Yield Bond Index	1.28%	7.37%	23.77%	5.43%	30.25%	5.68%	34.46%
ICE BofAML 0-5 Year U.S. High Yield Constrained Index	2.94	6.82	21.88	4.34	23.64	4.89	29.15
Fund
NAV Return	1.05	5.29	16.73	3.79	20.43	4.07	23.83
Market Price Return	0.36	5.32	16.83	3.50	18.76	4.02	23.53

Fund Inception: June 20, 2013

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.35% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See

invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

11

PICB	Manager’s Analysis
Invesco International Corporate Bond ETF (PICB)

As an index fund, the Invesco International Corporate Bond ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the S&P International Corporate Bond Index® (the “Index”). The Fund generally will invest at least 80% of its total assets in investment grade corporate bonds that comprise the Index.

The Index measures the performance of investment grade corporate bonds issued in the following currencies of Group of Ten (“G10”) countries, excluding the U.S. Dollar (USD): Australian Dollar (AUD), British Pound (GBP), Canadian Dollar (CAD), Euro (EUR), Japanese Yen (JPY), New Zealand Dollar (NZD), Norwegian Krone (NOK), Swedish Krona (SEK) and Swiss Franc (CHF). S&P Dow Jones Indices LLC, the Index Provider, constructs the Index from investment grade corporate bonds denominated in the currencies noted above. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended October 31, 2018, on a market price basis, the Fund returned (4.46)%. On a net asset value (“NAV”) basis, the Fund returned (4.31)%. During the same time period, the Index returned (4.45)%. The Fund’s performance (NAV basis) differed from the return of the Index primarily due to the Fund’s sampling methodology, partially offset by fees and operating expenses incurred by the Fund during the period.

During this same time period, the Bloomberg Barclays Pan-European Aggregate Index (the “Benchmark Index”) returned (3.54)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 6,600 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad-based representation of the non-U.S. dollar corporate bond market.

The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s larger allocation to banks compared to the Index.

Positions that contributed most significantly to the Fund’s return included Barclays Bank PLC, 10.00% coupon, due 05/21/2021, a banks company (no longer held at fiscal year-end), and Development Bank of Japan, Inc., 2.30% coupon, due 03/19/2026, a banks company (portfolio average weight of 0.26%). Positions that detracted most significantly from the Fund’s return included Engie S.A., 5.00% coupon, due 10/01/2060, an electric company (portfolio average weight of 0.63%), and University of Oxford, 2.544% coupon, due 12/18/2117, a commercial services company (portfolio average weight of 0.17%).

Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2018
Banks	42.3
Electric	14.4
Telecommunications	8.7
Oil & Gas	4.7
Auto Manufacturers	4.1
Pharmaceuticals	3.7
Beverages	3.4
Industry Types Each Less Than 3%	17.5
Other Assets Less Liabilities	1.2

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2018
Security
Electricite de France SA, EMTN, 6.125%, 06/02/2034	0.9
Panasonic Corp., Series 12, 0.387%, 03/19/2020	0.8
Engie SA, EMTN, 5.000%, 10/01/2060	0.7
Electricite de France SA, EMTN, 6.000%, 01/23/2114	0.7
Electricite de France SA, EMTN, 5.500%, 10/17/2041	0.7
Toronto-Dominion Bank (The), DPNT, 1.994%, 03/23/2022	0.7
Vattenfall AB, EMTN, 6.875%, 04/15/2039	0.7
Bank of Montreal, DPNT, 1.610%, 10/28/2021	0.6
Cooperatieve Rabobank UA, 3.875%, 07/25/2023	0.6
Enel Finance International NV, EMTN, 5.750%, 09/14/2040	0.6
Total	7.0

12

Invesco International Corporate Bond ETF (PICB) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of October 31, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
S&P International Corporate Bond Index® (Net)	(4.45)%	0.97%	2.94%	(1.12)%	(5.50)%	2.76%	25.72%
Bloomberg Barclays Pan-European Aggregate Index	(3.54)	1.05	3.19	(0.61)	(3.03)	2.89	27.10
Fund
NAV Return	(4.31)	0.97	2.94	(1.01)	(4.93)	2.85	26.63
Market Price Return	(4.46)	1.01	3.07	(1.06)	(5.19)	2.75	25.57

Fund Inception: June 3, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.50% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See

invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

13

Schedule of Investments

Invesco Chinese Yuan Dim Sum Bond ETF (DSUM)

October 31, 2018

Foreign Currency(a)	Principal Amount		Interest Rate	Maturity Date	Value
		Corporate Bonds—80.1%
		Australia—6.6%
CNH	10,000,000	Australia & New Zealand Banking Group Ltd., EMTN	4.750%	01/30/2025	$1,429,200
CNH	25,000,000	Commonwealth Bank of Australia, EMTN	4.200	10/26/2020	3,593,412

					5,022,612

		China—48.3%
CNH	7,000,000	Bank of China Ltd., EMTN	4.880	04/20/2020	1,013,664
CNH	8,000,000	Bank of China Ltd., EMTN	4.500	11/22/2020	1,152,164
CNH	6,000,000	China Development Bank	4.200	01/19/2027	859,951
CNH	7,600,000	China Development Bank, EMTN	3.600	11/13/2018	1,089,607
CNH	25,000,000	Chong Qing Grain Group Co. Ltd.	4.020	07/14/2019	3,574,749
CNH	25,000,000	CNI Capital Ltd.	4.300	11/11/2019	3,567,705
CNH	15,000,000	Fantasia Holdings Group Co. Ltd.	9.500	05/04/2019	2,096,299
CNH	25,000,000	Greenland Global Investment Ltd., EMTN	7.125	03/20/2021	3,501,556
CNH	21,000,000	Huarui Investment Holding Co. Ltd.	5.250	11/26/2018	2,993,669
CNH	26,000,000	Lenovo Group Ltd.	4.950	06/10/2020	3,701,829
CNH	23,000,000	Shimao Property Holdings Ltd.	5.750	03/15/2021	3,242,041
CNH	23,000,000	Shui On Development Holding Ltd.	6.875	03/02/2021	3,252,343
CNH	25,000,000	Sinochem Offshore Capital Co. Ltd., EMTN	4.400	02/14/2021	3,592,506
CNH	15,000,000	Value Success International Ltd., Series 1, EMTN	4.750	11/04/2018	2,150,469
CNH	5,000,000	Vanke Real Estate Hong Kong Co. Ltd., EMTN	4.500	12/04/2018	716,849

					36,505,401

		France—1.9%
CNH	10,000,000	BNP Paribas SA, EMTN	5.000	03/17/2025	1,438,485

		Germany—5.1%
CNH	14,000,000	BMW Finance NV, EMTN	4.250	10/18/2020	2,012,335
CNH	13,000,000	Volkswagen International Finance NV, EMTN	3.500	01/23/2019	1,854,036

					3,866,371

		India—2.0%
CNH	20,000,000	ITNL Offshore Pte Ltd.	7.500	01/18/2021	1,512,627

		New Zealand—5.8%
CNH	11,000,000	Fonterra Co-operative Group Ltd., EMTN	3.600	01/29/2019	1,576,058
CNH	19,890,000	Fonterra Co-operative Group Ltd., Series 14, EMTN	4.000	06/22/2020	2,845,199

					4,421,257

		Singapore—4.7%
CNH	5,000,000	BOC Aviation Ltd., EMTN	4.500	11/20/2018	717,039
CNH	15,000,000	BOC Aviation Ltd., EMTN	4.500	10/17/2020	2,158,228
CNH	5,000,000	BOC Aviation Ltd., Series 10, EMTN	4.200	11/05/2018	716,886

					3,592,153

		South Korea—3.8%
CNH	20,000,000	Korea Development Bank (The), EMTN	4.500	11/10/2020	2,863,920

		Supranational—1.9%
CNH	10,000,000	Asian Development Bank, EMTN	2.850	10/21/2020	1,405,463

		Total Corporate Bonds (Cost $66,668,027)			60,628,289

		Sovereign Debt Obligations—15.3%
		China—15.3%
CNH	15,000,000	China Government Bond	3.990	06/26/2020	2,162,824
CNH	6,000,000	China Government Bond	2.480	12/01/2020	839,808
CNH	10,000,000	China Government Bond	2.360	08/18/2021	1,382,375
CNH	15,000,000	China Government Bond	3.550	12/12/2021	2,139,587
CNH	6,500,000	China Government Bond	3.100	06/29/2022	910,538
CNH	9,000,000	China Government Bond	3.160	06/27/2023	1,256,686

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14

Invesco Chinese Yuan Dim Sum Bond ETF (DSUM) (continued)

October 31, 2018

Foreign Currency(a)	Principal Amount		Interest Rate	Maturity Date	Value
		Sovereign Debt Obligations (continued)
		China (continued)
CNH	5,000,000	China Government Bond	3.380%	11/21/2024	$700,650
CNH	15,000,000	China Government Bond	3.850	12/12/2026	2,150,534

		Total Sovereign Debt Obligations (Cost $12,527,782)			11,543,002

	Number of Shares
		Money Market Fund—2.4%
	1,833,123	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 2.08%(b) (Cost $1,833,123)			1,833,123

		Total Investments in Securities (Cost $81,028,932)—97.8%			74,004,414
		Other assets less liabilities—2.2%			1,158,169

		Net Assets—100.0%			$75,162,583

Investment Abbreviations:

CNH—Chinese Yuan

EMTN—Euro Medium-Term Note

Notes to Schedule of Investments:

(a)	Foreign denominated security. Principal amount denominated in currency indicated.
(b)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2018.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15

Schedule of Investments

Invesco Emerging Markets Sovereign Debt ETF (PCY)

October 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Sovereign Debt Obligations—98.7%
	Argentina—2.3%
$36,564,000	Argentine Republic Government International Bond	7.125%	07/06/2036	$27,967,255
35,192,000	Argentine Republic Government International Bond	7.625	04/22/2046	27,691,705
37,730,000	Argentine Republic Government International Bond	7.125	06/28/2117	28,175,255

				83,834,215

	Bahrain—2.8%
36,275,000	Bahrain Government International Bond(a)	6.750	09/20/2029	34,763,239
41,430,000	Bahrain Government International Bond(a)	6.000	09/19/2044	33,593,101
36,602,000	Bahrain Government International Bond(a)	7.500	09/20/2047	33,926,980

				102,283,320

	Brazil—2.7%
27,933,000	Brazil Government International Bond	8.250	01/20/2034	33,554,516
36,860,000	Brazil Government International Bond	5.625	01/07/2041	34,067,855
36,900,000	Brazilian Government International Bond	5.625	02/21/2047	33,233,063

				100,855,434

	Chile—2.8%
36,297,000	Chile Government International Bond	3.125	01/21/2026	34,468,902
36,741,000	Chile Government International Bond	3.240	02/06/2028	34,499,799
37,461,000	Chile Government International Bond	3.860	06/21/2047	33,986,492

				102,955,193

	Colombia—2.7%
27,409,000	Colombia Government International Bond	7.375	09/18/2037	33,199,151
31,304,000	Colombia Government International Bond	6.125	01/18/2041	33,918,197
33,208,000	Colombia Government International Bond	5.625	02/26/2044	34,088,012

				101,205,360

	Costa Rica—2.3%
38,493,000	Costa Rica Government International Bond(a)	5.625	04/30/2043	28,216,524
33,454,000	Costa Rica Government International Bond(a)	7.000	04/04/2044	27,779,867
32,960,000	Costa Rica Government International Bond(a)	7.158	03/12/2045	27,653,440

				83,649,831

	Croatia—2.8%
49,455,000	Croatia Government International Bond(a)	5.500	04/04/2023	51,992,932
48,291,000	Croatia Government International Bond(a)	6.000	01/26/2024	52,144,042

				104,136,974

	Dominican Republic—2.6%
30,750,000	Dominican Republic International Bond(a)	7.450	04/30/2044	32,229,844
32,924,000	Dominican Republic International Bond(a)	6.850	01/27/2045	32,533,027
34,405,000	Dominican Republic International Bond(a)	6.500	02/15/2048	32,671,848

				97,434,719

	Ecuador—2.4%
31,760,000	Ecuador Government International Bond(a)	9.650	12/13/2026	29,655,900
31,700,000	Ecuador Government International Bond(a)	9.625	06/02/2027	29,243,250
32,824,000	Ecuador Government International Bond(a)	8.875	10/23/2027	28,975,386

				87,874,536

	Egypt—2.4%
35,190,000	Egypt Government International Bond(a)	6.875	04/30/2040	29,608,338
31,636,000	Egypt Government International Bond, GMTN(a)	8.500	01/31/2047	29,958,944
33,962,000	Egypt Government International Bond(a)	7.903	02/21/2048	30,491,729

				90,059,011

	El Salvador—2.5%
30,960,000	El Salvador Government International Bond(a)	8.250	04/10/2032	30,497,458
33,390,000	El Salvador Government International Bond(a)	7.650	06/15/2035	30,760,537

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16

Invesco Emerging Markets Sovereign Debt ETF (PCY) (continued)

October 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Sovereign Debt Obligations (continued)
	El Salvador (continued)
$33,775,000	El Salvador Government International Bond(a)	7.625%	02/01/2041	$30,806,853

				92,064,848

	Hungary—2.7%
31,871,500	Hungary Government International Bond	5.750	11/22/2023	34,207,808
32,254,000	Hungary Government International Bond	5.375	03/25/2024	34,266,650
24,233,000	Hungary Government International Bond	7.625	03/29/2041	33,000,184

				101,474,642

	Indonesia—2.7%
24,723,000	Indonesia Government International Bond(a)	8.500	10/12/2035	32,448,517
29,662,000	Indonesia Government International Bond(a)	6.625	02/17/2037	33,364,559
26,347,000	Indonesia Government International Bond(a)	7.750	01/17/2038	32,931,722

				98,744,798

	Jordan—2.6%
34,612,000	Jordan Government International Bond(a)	6.125	01/29/2026	33,200,627
35,686,000	Jordan Government International Bond(a)	5.750	01/31/2027	32,884,149
32,800,000	Jordan Government International Bond(a)	7.375	10/10/2047	29,788,632

				95,873,408

	Kazakhstan—2.8%
32,704,000	Kazakhstan Government International Bond, EMTN(a)	5.125	07/21/2025	34,560,115
34,625,000	Kazakhstan Government International Bond(a)	4.875	10/14/2044	34,098,700
29,088,000	Kazakhstan Government International Bond, EMTN(a)	6.500	07/21/2045	34,746,460

				103,405,275

	Lebanon—2.5%
37,820,000	Lebanon Government International Bond	6.750	11/29/2027	30,436,023
39,721,000	Lebanon Government International Bond, EMTN	6.650	02/26/2030	30,957,753
37,893,000	Lebanon Government International Bond	7.250	03/23/2037	29,727,438

				91,121,214

	Lithuania—1.4%
46,465,000	Lithuania Government International Bond(a)	6.625	02/01/2022	50,806,690

	Mexico—2.6%
31,655,000	Mexico Government International Bond, GMTN	6.050	01/11/2040	32,921,200
38,159,750	Mexico Government International Bond	4.600	01/23/2046	33,094,425
34,400,000	Mexico Government International Bond, GMTN	5.750	10/12/2110	31,712,500

				97,728,125

	Nigeria—2.5%
32,950,000	Nigeria Government International Bond(a)	7.875	02/16/2032	31,824,099
34,560,000	Nigeria Government International Bond(a)	7.696	02/23/2038	31,258,621
33,960,000	Nigeria Government International Bond, EMTN(a)	7.625	11/28/2047	30,047,468

				93,130,188

	Oman—2.6%
35,630,000	Oman Government International Bond(a)	5.625	01/17/2028	34,025,759
35,300,000	Oman Government International Bond(a)	6.500	03/08/2047	31,640,272
35,775,000	Oman Government International Bond(a)	6.750	01/17/2048	32,744,858

				98,410,889

	Pakistan—2.7%
32,166,000	Pakistan Government International Bond(a)	8.250	04/15/2024	32,978,513
32,344,000	Pakistan Government International Bond(a)	8.250	09/30/2025	33,112,008
35,474,000	Pakistan Government International Bond(a)	6.875	12/05/2027	32,883,405

				98,973,926

	Panama—2.7%
28,828,500	Panama Government International Bond	7.125	01/29/2026	33,851,290

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17

Invesco Emerging Markets Sovereign Debt ETF (PCY) (continued)

October 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Sovereign Debt Obligations (continued)
	Panama (continued)
$24,949,500	Panama Government International Bond	8.875%	09/30/2027	$32,995,714
34,842,000	Panama Government International Bond	3.875	03/17/2028	33,553,194

				100,400,198

	Paraguay—2.7%
33,591,000	Paraguay Government International Bond(a)	5.000	04/15/2026	33,674,977
32,325,000	Paraguay Government International Bond(a)	6.100	08/11/2044	32,648,250
34,070,000	Paraguay Government International Bond(a)(b)	5.600	03/13/2048	32,749,788

				99,073,015

	Peru—2.7%
28,568,000	Peruvian Government International Bond	7.350	07/21/2025	34,495,860
23,316,500	Peruvian Government International Bond	8.750	11/21/2033	33,400,886
29,623,000	Peruvian Government International Bond	5.625	11/18/2050	33,251,818

				101,148,564

	Philippines—2.8%
23,652,000	Philippine Government International Bond	9.500	02/02/2030	34,133,313
26,190,000	Philippine Government International Bond	7.750	01/14/2031	34,371,913
27,718,000	Philippine Government International Bond	6.375	10/23/2034	33,751,349

				102,256,575

	Poland—2.8%
35,887,000	Republic of Poland Government International Bond	3.000	03/17/2023	34,997,290
34,553,000	Republic of Poland Government International Bond	4.000	01/22/2024	34,957,719
35,942,000	Republic of Poland Government International Bond	3.250	04/06/2026	34,497,383

				104,452,392

	Qatar—2.9%
29,381,000	Qatar Government International Bond(a)	6.400	01/20/2040	36,061,593
31,393,000	Qatar Government International Bond(a)	5.750	01/20/2042	36,152,116
34,520,000	Qatar Government International Bond(a)	5.103	04/23/2048	35,126,482

				107,340,191

	Romania—2.7%
33,751,000	Romanian Government International Bond, EMTN(a)	4.875	01/22/2024	34,447,958
29,642,000	Romanian Government International Bond, EMTN(a)	6.125	01/22/2044	32,039,445
34,900,000	Romanian Government International Bond(a)	5.125	06/15/2048	32,412,398

				98,899,801

	Russia—2.7%
33,000,000	Russian Foreign Bond—Eurobond(a)	4.875	09/16/2023	33,808,335
31,800,000	Russian Foreign Bond—Eurobond(a)	5.625	04/04/2042	32,394,501
30,800,000	Russian Foreign Bond—Eurobond(a)	5.875	09/16/2043	32,413,735

				98,616,571

	Saudi Arabia—2.7%
37,000,000	Saudi Government International Bond, EMTN(a)	4.500	10/26/2046	33,643,841
36,275,000	Saudi Government International Bond, EMTN(a)	4.625	10/04/2047	33,371,621
36,038,000	Saudi Government International Bond, EMTN(a)	5.000	04/17/2049	34,684,269

				101,699,731

	Serbia—1.4%
47,256,000	Serbia International Bond(a)	7.250	09/28/2021	51,051,224

	Slovenia—1.4%
49,079,000	Slovenia Government International Bond(a)	5.250	02/18/2024	52,826,574

	South Africa—2.4%
32,375,000	Republic of South Africa Government International Bond	6.250	03/08/2041	30,212,350
37,160,000	Republic of South Africa Government International Bond	5.375	07/24/2044	30,844,732

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18

Invesco Emerging Markets Sovereign Debt ETF (PCY) (continued)

October 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Sovereign Debt Obligations (continued)
	South Africa (continued)
$33,059,000	Republic of South Africa Government International Bond	6.300%	06/22/2048	$29,814,193

				90,871,275

	South Korea—2.6%
37,616,000	Korea International Bond	3.875	09/11/2023	38,238,169
42,070,000	Korea International Bond	2.750	01/19/2027	39,347,861
19,148,000	Korea International Bond	4.125	06/10/2044	19,241,657

				96,827,687

	Sri Lanka—2.5%
34,881,000	Sri Lanka Government International Bond(a)	6.125	06/03/2025	30,690,746
33,440,000	Sri Lanka Government International Bond(a)	6.850	11/03/2025	30,432,406
34,130,000	Sri Lanka Government International Bond(a)	6.825	07/18/2026	30,760,652

				91,883,804

	Trinidad and Tobago—2.6%
32,705,000	Trinidad & Tobago Government International Bond(a)	4.375	01/16/2024	31,520,098
71,701,000	Trinidad & Tobago Government International Bond(a)	4.500	08/04/2026	66,646,079

				98,166,177

	Turkey—2.4%
30,663,000	Turkey Government International Bond	8.000	02/14/2034	30,559,880
33,284,000	Turkey Government International Bond	6.875	03/17/2036	29,695,419
31,707,000	Turkey Government International Bond	7.250	03/05/2038	29,272,537

				89,527,836

	Ukraine—2.5%
33,632,000	Ukraine Government International Bond(a)	7.750	09/01/2025	30,999,758
33,665,000	Ukraine Government International Bond(a)	7.750	09/01/2026	30,520,184
33,700,000	Ukraine Government International Bond(a)	7.750	09/01/2027	30,227,552

				91,747,494

	United Arab Emirates—2.8%
37,350,000	Abu Dhabi Government International Bond(a)	3.125	10/11/2027	34,763,326
37,300,000	Abu Dhabi Government International Bond(a)	4.125	10/11/2047	34,609,402
34,651,000	Emirate of Dubai Government International Bonds, EMTN	5.250	01/30/2043	33,823,672

				103,196,400

	Total Sovereign Debt Obligations (Cost $3,994,035,430)			3,656,008,105

Number of Shares
	Money Market Fund—0.1%
3,655,230	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 2.08%(c) (Cost $3,655,230)			3,655,230

	Total Investments in Securities
	(excluding investments purchased with cash collateral from securities on loan) (Cost $3,997,690,660)—98.8%			3,659,663,335

	Investments Purchased with Cash Collateral from Securities on Loan Money Market Fund—0.2%
6,043,950	Invesco Government & Agency Portfolio—Institutional Class, 2.08%(c)(d) (Cost $6,043,950)			6,043,950

	Total Investments in Securities (Cost $4,003,734,610)—99.0%			3,665,707,285

	Other assets less liabilities—1.0%			38,657,290

	Net Assets—100.0%			$3,704,364,575

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19

Invesco Emerging Markets Sovereign Debt ETF (PCY) (continued)

October 31, 2018

Investment Abbreviations:

EMTN—Euro Medium-Term Note

GMTN—Global Medium-Term Note

Notes to Schedule of Investments:

(a)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2018 was $2,257,525,723, which represented 60.94% of the Fund’s Net Assets.

(b)	All or a portion of this security was out on loan at October 31, 2018.
(c)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2018.

(d)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20

Schedule of Investments

Invesco Global Short Term High Yield Bond ETF (PGHY)

October 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds—86.9%
	Argentina—0.6%
$500,000	Banco Hipotecario SA(a)	9.750%	11/30/2020	$500,000
800,000	YPF SA(a)	8.875	12/19/2018	801,936

				1,301,936

	Australia—0.5%
500,000	Ausdrill Finance Pty Ltd.(a)	6.875	11/01/2019	500,625
669	Emeco Pty Ltd., Series B	9.250	03/31/2022	712
500,000	Virgin Australia Holdings Ltd.(a)	8.500	11/15/2019	507,625

				1,008,962

	Bahrain—0.5%
600,000	Batelco International Finance No.1 Ltd., EMTN	4.250	05/01/2020	590,232
600,000	BBK BSC	3.500	03/24/2020	580,593

				1,170,825

	Bermuda—0.2%
400,000	Teekay Corp.	8.500	01/15/2020	408,000

	Brazil—6.8%
492,000	Andrade Gutierrez International SA(a)	11.000	08/20/2021	398,525
600,000	B3 SA—Brasil Bolsa Balcao(a)	5.500	07/16/2020	613,506
700,000	Banco Bradesco SA(a)	6.750	09/29/2019	716,236
500,000	Banco Bradesco SA(a)	5.900	01/16/2021	511,860
700,000	Banco BTG Pactual SA(a)	4.000	01/16/2020	694,757
450,000	Banco Daycoval SA(a)	5.750	03/19/2019	452,986
500,000	Banco do Brasil SA(a)	6.000	01/22/2020	513,125
500,000	Banco do Brasil SA(a)	5.375	01/15/2021	506,250
550,000	Banco do Nordeste do Brasil SA(a)	4.375	05/03/2019	551,381
500,000	Banco Nacional de Desenvolvimento Economico e Social(a)	4.000	04/14/2019	502,295
670,000	Banco Nacional de Desenvolvimento Economico e Social(a)	6.500	06/10/2019	684,291
500,000	Banco Nacional de Desenvolvimento Economico e Social(a)	5.500	07/12/2020	516,255
400,000	Banco Pan SA(a)	8.500	04/23/2020	409,700
500,000	Banco Safra SA(a)	6.750	01/27/2021	519,415
900,000	Banco Votorantim SA(a)	7.375	01/21/2020	933,372
500,000	Braskem Finance Ltd.(a)	7.000	05/07/2020	520,000
500,000	Caixa Economica Federal(a)	4.250	05/13/2019	502,750
500,000	Centrais Eletricas Brasileiras SA(a)	6.875	07/30/2019	510,250
900,000	CSN Islands XI Corp.(a)	6.875	09/21/2019	900,000
500,000	CSN Resources SA(a)	6.500	07/21/2020	488,595
500,000	Itau Unibanco Holding SA, EMTN(a)	6.200	04/15/2020	514,755
500,000	Itau Unibanco Holding SA, EMTN(a)	5.750	01/22/2021	513,750
700,000	Marfrig Holdings Europe BV(a)	6.875	06/24/2019	710,500
600,000	Petrobras Global Finance BV	8.375	12/10/2018	603,600
400,000	Petrobras Global Finance BV	5.375	01/27/2021	408,000
500,000	Petrobras Global Finance BV	8.375	05/23/2021	546,000

				14,742,154

	Canada—1.5%
500,000	Air Canada(a)	7.750	04/15/2021	537,450
500,000	Bombardier, Inc.(a)	7.750	03/15/2020	520,625
400,000	Brookfield Residential Properties, Inc.(a)	6.500	12/15/2020	401,000
600,000	Canbriam Energy, Inc.(a)	9.750	11/15/2019	592,500
500,000	Eldorado Gold Corp.(a)	6.125	12/15/2020	467,500
278,000	Encana Corp.	6.500	05/15/2019	282,771
600,000	Imperial Metals Corp.(a)	7.000	03/15/2019	414,000
485,000	NCSG Crane & Heavy Haul Services, Inc.(a)(b)	9.500	08/15/2019	121,250

				3,337,096

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21

Invesco Global Short Term High Yield Bond ETF (PGHY) (continued)

October 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Chile—0.2%
$400,000	Latam Airlines Group SA(a)	7.250%	06/09/2020	$408,800

	China—10.5%
500,000	Central China Real Estate Ltd.	6.875	10/23/2020	485,386
500,000	Central China Real Estate Ltd.	8.750	01/23/2021	495,633
500,000	Central China Real Estate Ltd.	6.500	03/05/2021	469,196
500,000	China Evergrande Group	7.000	03/23/2020	488,632
1,000,000	China SCE Property Holdings Ltd.	7.450	04/17/2021	938,807
600,000	China South City Holdings Ltd.	5.750	03/09/2020	497,357
600,000	China South City Holdings Ltd.	7.250	01/25/2021	471,250
500,000	Dr Peng Holding Hongkong Ltd.	5.050	06/01/2020	414,480
500,000	Easy Tactic Ltd.	7.000	04/25/2021	470,510
500,000	Fantasia Holdings Group Co. Ltd.	8.375	03/08/2021	371,961
400,000	Fortune Star BVI Ltd.	5.375	12/05/2020	389,985
600,000	Greenland Global Investment Ltd.	4.375	07/03/2019	588,880
600,000	Greenland Global Investment Ltd., EMTN	3.500	09/06/2019	582,781
700,000	Greenland Global Investment Ltd., EMTN	4.850	08/17/2020	661,471
500,000	Greenland Global Investment Ltd., EMTN	5.250	02/12/2021	460,977
900,000	Hanrui Overseas Investment Co. Ltd.	4.900	06/28/2019	832,701
400,000	Huachen Energy Co. Ltd.	6.625	05/18/2020	274,000
500,000	Huai An Traffic Holding Co. Ltd.	4.950	10/25/2019	480,312
600,000	Huayi Finance I Ltd.	4.000	12/02/2019	582,725
500,000	Jiangsu Nantong Sanjian International Co. Ltd.	7.800	10/26/2020	407,527
500,000	Jiuding Group Finance Co. Ltd.	6.500	07/25/2020	364,370
500,000	Logan Property Holdings Co. Ltd.	6.375	03/07/2021	469,534
500,000	Logan Property Holdings Co. Ltd.	6.875	04/24/2021	471,270
500,000	New Metro Global Ltd.	6.500	04/23/2021	471,232
600,000	Oceanwide Holdings International 2017 Co. Ltd.	8.500	05/28/2019	573,202
700,000	Oceanwide Holdings International 2017 Co. Ltd.	7.750	07/27/2020	581,093
250,000	Oriental Capital Co. Ltd.	5.150	11/22/2019	236,672
600,000	Prime Bloom Holdings Ltd.	7.500	12/19/2019	565,495
800,000	Qinghai Provincial Investment Group Co. Ltd.	7.250	02/22/2020	615,587
400,000	Rock International Investment, Inc.	6.625	03/27/2020	317,790
400,000	Shandong Energy Australia Pty Ltd.	4.550	07/26/2020	389,572
500,000	Shanxi Road & Bridge Construction Group Co. Ltd.	4.850	11/04/2019	486,749
900,000	Tahoe Group Global Co. Ltd.	7.875	01/17/2021	746,745
500,000	Times China Holdings Ltd.	6.250	01/17/2021	460,636
400,000	Top Wise Excellence Enterprise Co. Ltd.	6.000	03/16/2020	307,004
600,000	Tunghsu Venus Holdings Ltd.	7.000	06/12/2020	487,760
200,000	Wanda Properties Overseas Ltd.	4.875	11/21/2018	199,743
800,000	West China Cement Ltd.	6.500	09/11/2019	806,777
500,000	Xiangyu Investment BVI Co Ltd.	4.750	07/14/2019	482,562
400,000	Xin Jiang Guang Hui Industry Investment Group Co. Ltd.	7.875	03/30/2020	360,989
200,000	Xinhu BVI Holding Co. Ltd.	6.000	03/01/2020	174,696
400,000	Xuzhou Economic Technology Development Zone International Investment Co. Ltd.	4.500	06/16/2019	392,074
600,000	Yango Justice International Ltd.	7.500	11/16/2020	515,195
1,000,000	Zhiyuan Group BVI Co. Ltd.	6.200	01/11/2019	992,500
600,000	Zhongrong International Bond 2016 Ltd.	6.950	06/21/2019	564,258
600,000	Zhongrong International Resources Co. Ltd.	7.250	10/26/2020	401,903

				22,799,979

	Colombia—0.5%
600,000	Avianca Holdings SA/Avianca Leasing LLC/Grupo Taca Holdings Ltd.(a)	8.375	05/10/2020	600,756
500,000	Bancolombia SA	6.125	07/26/2020	518,750

				1,119,506

	Costa Rica—0.5%
500,000	Banco Nacional de Costa Rica(a)	4.875	11/01/2018	500,000
500,000	Banco Nacional de Costa Rica(a)	5.875	04/25/2021	480,317

				980,317

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22

Invesco Global Short Term High Yield Bond ETF (PGHY) (continued)

October 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Croatia—0.1%
$400,000	Agrokor D.D.(a)(b)(c)	8.875%	02/01/2020	$113,920

	El Salvador—0.2%
500,000	Agricola Senior Trust(a)	6.750	06/18/2020	511,255

	Finland—0.2%
500,000	Nokia OYJ	5.375	05/15/2019	504,950

	Georgia—0.2%
500,000	Georgian Oil and Gas Corp JSC(a)	6.750	04/26/2021	511,498

	Germany—0.3%
550,000	ZF North America Capital, Inc.(a)	4.000	04/29/2020	550,147

	Guatemala—0.2%
500,000	Agromercantil Senior Trust(a)	6.250	04/10/2019	502,455

	Hong Kong—0.7%
800,000	Studio City Co. Ltd.(a)	5.875	11/30/2019	809,000
750,000	Studio City Finance Ltd.(a)	8.500	12/01/2020	751,875

				1,560,875

	India—2.2%
400,000	ABJA Investment Co. Pte Ltd.	4.850	01/31/2020	400,346
1,000,000	IDBI Bank Ltd./GIFT-IFC, EMTN	3.750	01/25/2019	998,645
500,000	IDBI Bank Ltd./GIFT-IFC, EMTN	5.000	09/25/2019	501,797
600,000	IDBI Bank Ltd./GIFT-IFC, EMTN	4.125	04/23/2020	592,585
200,000	IDBI Bank Ltd./GIFT-IFC, GMTN	4.250	11/30/2020	197,766
500,000	JSW Steel Ltd.	4.750	11/12/2019	499,375
400,000	Reliance Communications Ltd.(b)	6.500	11/06/2020	105,800
800,000	Tata Motors Ltd.	4.625	04/30/2020	795,800
600,000	Union Bank of India, EMTN	4.500	10/28/2019	602,529

				4,694,643

	Indonesia—0.2%
500,000	Global Prime Capital Pte Ltd.	7.250	04/26/2021	496,344

	Israel—0.5%
600,000	Teva Pharmaceutical Finance IV LLC	2.250	03/18/2020	582,945
500,000	Teva Pharmaceutical Finance Netherlands III BV	1.700	07/19/2019	491,864

				1,074,809

	Italy—0.3%
530,000	Telecom Italia Capital SA	7.175	06/18/2019	539,937

	Jordan—0.1%
300,000	Hikma Pharmaceuticals PLC	4.250	04/10/2020	298,413

	Kazakhstan—0.2%
500,000	Halyk Savings Bank of Kazakhstan JSC(a)	7.250	01/28/2021	529,115

	Kuwait—0.4%
800,000	Kuwait Energy PLC	9.500	08/04/2019	783,040

	Luxembourg—0.1%
209,000	Intelsat Jackson Holdings SA	7.500	04/01/2021	211,612

	Mexico—0.9%
500,000	BBVA Bancomer SA(a)	7.250	04/22/2020	521,540
800,000	Controladora Mabe SA de CV(a)	7.875	10/28/2019	840,000
700,000	Grupo Idesa SA de CV(a)	7.875	12/18/2020	595,000

				1,956,540

	Mongolia—0.3%
600,000	Trade & Development Bank of Mongolia LLC, EMTN(a)	9.375	05/19/2020	631,295

	Morocco—0.1%
200,000	BMCE Bank	6.250	11/27/2018	200,500

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23

Invesco Global Short Term High Yield Bond ETF (PGHY) (continued)

October 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Netherlands—0.2%
$400,000	NXP BV/NXP Funding LLC(a)	4.125%	06/15/2020	$399,520

	Nigeria—0.7%
600,000	Guaranty Trust Bank PLC, EMTN(a)	6.000	11/08/2018	601,332
800,000	Zenith Bank PLC, EMTN(a)	6.250	04/22/2019	804,796

				1,406,128

	Paraguay—0.4%
927,000	Banco Regional SAECA(a)	8.125	01/24/2019	930,662

	Philippines—0.2%
450,000	Security Bank Corp.	3.950	02/03/2020	449,016

	Russia—4.1%
500,000	Alfa Bank AO Via Alfa Bond Issuance PLC, EMTN	5.000	11/27/2018	500,220
400,000	Alfa Bank AO Via Alfa Bond Issuance PLC(a)	7.500	09/26/2019	407,014
200,000	ALROSA Finance SA(a)	7.750	11/03/2020	213,108
600,000	Bank Otkritie Financial Corp. OJSC Via OFCB Capital PLC(a)(b)	10.000	04/26/2019	75,000
700,000	Bank Otkritie Financial Corp. OJSC Via OFCB Capital PLC	4.500	11/11/2019	694,750
800,000	Bank Otkritie Financial Corp. OJSC Via OFCB Capital PLC(a)(b)	10.000	12/17/2019	60,000
200,000	Credit Europe Bank Ltd. Via CEB Capital SA	8.500	11/15/2019	191,130
600,000	Evraz Group SA(a)	6.500	04/22/2020	610,038
500,000	Evraz Group SA	8.250	01/28/2021	530,250
600,000	Gazprom OAO Via Gaz Capital SA(a)	3.850	02/06/2020	597,726
500,000	Gazprombank OJSC Via GPB Eurobond Finance PLC, EMTN	7.250	05/03/2019	502,330
400,000	Gazprombank OJSC Via GPB Eurobond Finance PLC, EMTN	4.960	09/05/2019	401,140
400,000	Metalloinvest Finance DAC(a)	5.625	04/17/2020	402,633
300,000	Mobile Telesystems OJSC Via MTS International Funding Ltd.(a)	8.625	06/22/2020	318,161
200,000	Polyus Finance PLC(a)	5.625	04/29/2020	202,173
200,000	Promsvyazbank OJSC Via PSB Finance SA, EMTN(a)(b)	10.200	11/06/2019	31,000
500,000	Rosneft Finance SA(a)	7.250	02/02/2020	516,902
600,000	Sberbank of Russia Via SB Capital SA	5.180	06/28/2019	603,074
500,000	Sberbank of Russia Via SB Capital SA, Series 18	4.150	03/06/2019	499,647
600,000	TMK OAO Via TMK Capital SA(a)	6.750	04/03/2020	604,680
600,000	Vnesheconombank Via VEB Finance PLC(a)	4.224	11/21/2018	599,040
200,000	VTB Bank OJSC Via VTB Capital SA(a)	6.551	10/13/2020	206,480

				8,766,496

	Saudi Arabia—0.2%
400,000	Dar Al-Arkan Sukuk Co. Ltd.	6.500	05/28/2019	401,694

	Singapore—0.3%
600,000	STATS ChipPAC Pte Ltd.(a)	8.500	11/24/2020	621,300

	South Africa—0.8%
600,000	AngloGold Ashanti Holdings PLC	5.375	04/15/2020	608,988
500,000	Eskom Holdings SOC Ltd.(a)	5.750	01/26/2021	480,010
200,000	FirstRand Bank Ltd., EMTN	4.250	04/30/2020	199,407
400,000	Gold Fields Orogen Holdings BVI Ltd.(a)	4.875	10/07/2020	402,000

				1,690,405

	Sri Lanka—0.3%
600,000	National Savings Bank(a)	5.150	09/10/2019	588,900

	Supranational—0.3%
600,000	Eastern and Southern African Trade and Development Bank, EMTN	6.375	12/06/2018	600,930

	Trinidad and Tobago—0.3%
800,000	Petroleum Co. of Trinidad & Tobago Ltd.(a)	9.750	08/14/2019	749,800

	Turkey—4.9%
500,000	Akbank T.A.S., EMTN(a)	4.000	01/24/2020	485,103
500,000	Albaraka Turk Katilim Bankasi AS	6.250	06/30/2019	489,500
500,000	QNB Finansbank AS, EMTN(a)	6.250	04/30/2019	500,875

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24

Invesco Global Short Term High Yield Bond ETF (PGHY) (continued)

October 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Turkey (continued)
$500,000	TC Ziraat Bankasi AS(a)	4.250%	07/03/2019	$494,345
500,000	TC Ziraat Bankasi AS, EMTN(a)	4.750	04/29/2021	459,291
600,000	Turkiye Garanti Bankasi AS, EMTN(a)	4.750	10/17/2019	591,735
500,000	Turkiye Garanti Bankasi AS(a)	6.250	04/20/2021	488,425
500,000	Turkiye Halk Bankasi AS(a)	4.750	06/04/2019	483,555
700,000	Turkiye Halk Bankasi AS(a)	3.875	02/05/2020	631,375
700,000	Turkiye Halk Bankasi AS(a)	4.750	02/11/2021	599,060
600,000	Turkiye Is Bankasi AS(a)	5.500	04/21/2019	598,097
600,000	Turkiye Is Bankasi AS(a)	5.000	04/30/2020	570,474
200,000	Turkiye Is Bankasi AS, EMTN(a)	5.000	06/25/2021	177,801
800,000	Turkiye Sinai Kalkinma Bankasi AS	5.375	10/30/2019	767,000
500,000	Turkiye Sinai Kalkinma Bankasi AS	4.875	05/18/2021	435,792
400,000	Turkiye Sinai Kalkinma Bankasi AS, Series 1	5.125	04/22/2020	371,107
200,000	Turkiye Sise ve Cam Fabrikalari AS(a)	4.250	05/09/2020	193,552
700,000	Yapi ve Kredi Bankasi AS(a)	5.250	12/03/2018	699,475
600,000	Yapi ve Kredi Bankasi AS(a)	5.125	10/22/2019	585,062
600,000	Yapi ve Kredi Bankasi AS(a)	4.000	01/22/2020	573,649
600,000	Yasar Holding AS(a)	8.875	05/06/2020	390,546

				10,585,819

	United Arab Emirates—0.4%
500,000	Alpha Star Holding Ltd.	4.970	04/09/2019	499,177
350,000	DAE Funding LLC(a)	4.000	08/01/2020	347,813
200,000	EA Partners II BV	6.750	06/01/2021	116,200

				963,190

	United Kingdom—1.7%
97,000	Avon Products, Inc.	6.600	03/15/2020	97,000
500,000	Fiat Chrysler Automobiles NV	4.500	04/15/2020	503,125
400,000	ICBC Standard Bank PLC, EMTN	8.125	12/02/2019	415,620
700,000	Jaguar Land Rover Automotive PLC(a)	4.125	12/15/2018	699,737
700,000	Jaguar Land Rover Automotive PLC(a)	4.250	11/15/2019	699,125
710,000	Jaguar Land Rover Automotive PLC(a)	3.500	03/15/2020	698,463
500,000	Virgin Media Secured Finance PLC	5.250	01/15/2021	507,500

				3,620,570

	United States—42.9%
400,000	Abe Investment Holdings, Inc./Getty Images, Inc.(a)	7.000	10/15/2020	392,000
407,000	ADT Corp. (The)	5.250	03/15/2020	413,105
500,000	AES Corp.	4.000	03/15/2021	496,250
400,000	Allegheny Technologies, Inc.	5.950	01/15/2021	403,000
450,000	Allegiant Travel Co.	5.500	07/15/2019	454,500
500,000	Ally Financial, Inc.	3.250	11/05/2018	499,985
500,000	Ally Financial, Inc.	8.000	12/31/2018	503,437
500,000	Ally Financial, Inc.	3.500	01/27/2019	500,000
500,000	Ally Financial, Inc.	3.750	11/18/2019	501,300
500,000	Ally Financial, Inc.	8.000	03/15/2020	527,500
500,000	Ally Financial, Inc.	4.125	03/30/2020	501,875
500,000	Ally Financial, Inc.	7.500	09/15/2020	531,250
600,000	Ally Financial, Inc.	4.250	04/15/2021	601,500
400,000	American Airlines Group, Inc.(a)	5.500	10/01/2019	406,380
400,000	American Airlines Group, Inc.(a)	4.625	03/01/2020	401,500
454,000	Anixter, Inc.	5.625	05/01/2019	459,403
400,000	APX Group, Inc.	8.750	12/01/2020	391,000
500,000	Archrock Partners LP/Archrock Partners Finance Corp.	6.000	04/01/2021	497,500
438,000	Arconic, Inc.	6.150	08/15/2020	452,235
526,000	Arconic, Inc.	5.400	04/15/2021	533,232
400,000	Ashton Woods USA LLC/Ashton Woods Finance Co.(a)	6.875	02/15/2021	402,000
100,000	Avaya, Inc.(a)(d)(e)	9.000	04/01/2019	0

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25

Invesco Global Short Term High Yield Bond ETF (PGHY) (continued)

October 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	United States (continued)
$100,000	Avaya, Inc.(a)(d)(e)	7.000%	04/01/2019	$0
100,000	B&G Foods, Inc.	4.625	06/01/2021	99,750
500,000	Ball Corp.	4.375	12/15/2020	501,250
257,000	Cablevision Systems Corp.	8.000	04/15/2020	269,529
500,000	Calumet Specialty Products Partners LP/Calumet Finance Corp.	6.500	04/15/2021	482,500
500,000	CCO Holdings LLC/CCO Holdings Capital Corp.	5.250	03/15/2021	502,812
500,000	Centene Corp.	5.625	02/15/2021	508,750
462,000	CenturyLink, Inc., Series Q	6.150	09/15/2019	468,930
100,000	CenturyLink, Inc., Series S	6.450	06/15/2021	102,625
500,000	CenturyLink, Inc., Series V	5.625	04/01/2020	508,125
600,000	Cenveo Corp.(a)(b)	6.000	08/01/2019	163,611
483,000	CF Industries, Inc.	7.125	05/01/2020	503,527
500,000	Chesapeake Energy Corp.	6.625	08/15/2020	517,500
449,000	Chesapeake Energy Corp.	6.125	02/15/2021	455,735
200,000	Choice Hotels International, Inc.	5.700	08/28/2020	207,750
449,000	CHS/Community Health Systems, Inc.	8.000	11/15/2019	434,407
500,000	CIT Group, Inc.	5.375	05/15/2020	514,700
500,000	CIT Group, Inc.	4.125	03/09/2021	500,000
450,000	Citgo Holding, Inc.(a)	10.750	02/15/2020	470,250
500,000	Claire’s Store, Inc.(a)(b)(c)(d)	9.000	03/15/2019	307,148
600,000	Claire’s Store, Inc.(a)(b)(c)(d)	9.000	03/15/2019	337,245
800,000	Claire’s Store, Inc.(a)(b)(c)(d)	9.000	03/15/2019	491,437
100,000	Clean Harbors, Inc.	5.125	06/01/2021	100,250
400,000	Clear Channel International BV(a)	8.750	12/15/2020	410,000
494,000	Clear Channel Worldwide Holdings, Inc., Series A	7.625	03/15/2020	494,617
500,000	Clear Channel Worldwide Holdings, Inc., Series B	7.625	03/15/2020	501,250
500,000	CNG Holdings, Inc.(a)	9.375	05/15/2020	486,305
500,000	CNO Financial Group, Inc.	4.500	05/30/2020	504,375
428,000	CoreCivic, Inc.—REIT	4.125	04/01/2020	426,395
400,000	Credit Acceptance Corp.	6.125	02/15/2021	402,920
498,000	CSC Holdings LLC	8.625	02/15/2019	504,225
512,000	CTP Transportation Products LLC/CTP Finance, Inc.(a)	8.250	12/15/2019	509,440
100,000	DBP Holding Corp.(a)	7.750	10/15/2020	38,500
462,000	DCP Midstream Operating LP	2.700	04/01/2019	459,690
200,000	DCP Midstream Operating LP(a)	5.350	03/15/2020	202,750
500,000	Dell, Inc.	5.875	06/15/2019	506,875
600,000	Dell, Inc.	4.625	04/01/2021	603,423
500,000	Delta Air Lines, Inc.	3.400	04/19/2021	495,325
200,000	Denbury Resources, Inc.(a)	9.000	05/15/2021	209,250
450,000	DISH DBS Corp.	7.875	09/01/2019	464,535
500,000	DISH DBS Corp.	5.125	05/01/2020	503,125
100,000	DISH DBS Corp.	6.750	06/01/2021	101,250
511,000	DJO Finance LLC/DJO Finance Corp.	10.750	04/15/2020	504,612
137,850	DynCorp International, Inc., 1.500% PIK Rate, 10.375% Cash Rate(f)	11.875	11/30/2020	143,881
500,000	Edgewell Personal Care Co.	4.700	05/19/2021	499,375
500,000	EMC Corp.	2.650	06/01/2020	486,628
450,000	Energy Transfer LP	7.500	10/15/2020	477,562
100,000	EnLink Midstream Partners LP	2.700	04/01/2019	99,379
500,000	Ferrellgas LP/Ferrellgas Finance Corp.	6.500	05/01/2021	450,000
500,000	First Quality Finance Co., Inc.(a)	4.625	05/15/2021	493,750
600,000	Freeport-McMoRan, Inc.	3.100	03/15/2020	591,750
454,000	Frontier Communications Corp.	7.125	03/15/2019	457,405
105,000	Frontier Communications Corp.	8.500	04/15/2020	105,787
400,000	GameStop Corp.(a)	5.500	10/01/2019	401,500
500,000	GameStop Corp.(a)	6.750	03/15/2021	506,250
500,000	Genworth Holdings, Inc.	7.700	06/15/2020	516,400
511,000	Genworth Holdings, Inc.	7.200	02/15/2021	522,497
98,659	Goodman Networks, Inc.(g)	8.000	05/11/2022	51,796

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26

Invesco Global Short Term High Yield Bond ETF (PGHY) (continued)

October 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	United States (continued)
$511,000	Goodyear Tire & Rubber Co. (The)	8.750%	08/15/2020	$551,241
500,000	Graphic Packaging International LLC	4.750	04/15/2021	502,500
482,000	Greif, Inc.	7.750	08/01/2019	494,050
415,910	Guitar Center, Inc., 8.000% PIK Rate, 5.000% Cash Rate(a)(f)	13.000	04/15/2022	347,285
400,000	Harland Clarke Holdings Corp.(a)	6.875	03/01/2020	394,000
500,000	Harland Clarke Holdings Corp.(a)	9.250	03/01/2021	443,750
552,000	HC2 Holdings, Inc.(a)	11.000	12/01/2019	549,240
463,000	HCA Healthcare, Inc.	6.250	02/15/2021	482,099
500,000	HCA, Inc.	4.250	10/15/2019	502,812
500,000	HCA, Inc.	6.500	02/15/2020	517,500
500,000	Hertz Corp. (The)	5.875	10/15/2020	491,875
500,000	Hertz Corp. (The)	7.375	01/15/2021	491,875
495,000	Hexion, Inc.	10.000	04/15/2020	465,300
500,000	Hexion, Inc.	6.625	04/15/2020	443,750
778,000	Hexion, Inc./Hexion Nova Scotia Finance ULC	9.000	11/15/2020	470,690
700,000	Hornbeck Offshore Services, Inc.	5.875	04/01/2020	533,750
700,000	Hornbeck Offshore Services, Inc.	5.000	03/01/2021	504,000
500,000	Hughes Satellite Systems Corp.	6.500	06/15/2019	507,862
100,000	Hughes Satellite Systems Corp.	7.625	06/15/2021	106,300
527,000	Huntsman International LLC	4.875	11/15/2020	531,785
500,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp.	6.000	08/01/2020	505,000
435,000	Infor US, Inc.(a)	5.750	08/15/2020	440,438
600,000	INVISTA Finance LLC(a)	4.250	10/15/2019	604,260
314,000	iStar, Inc.—REIT	5.000	07/01/2019	314,392
420,550	iStar, Inc.—REIT	4.625	09/15/2020	418,447
100,000	iStar, Inc.—REIT	6.500	07/01/2021	101,250
3,000	J.C. Penney Corp., Inc.	5.650	06/01/2020	2,625
500,000	Jurassic Holdings III, Inc.(a)	6.875	02/15/2021	470,000
550,000	KB Home	4.750	05/15/2019	550,687
425,000	KB Home	8.000	03/15/2020	445,719
500,000	Kinetic Concepts, Inc./KCI USA, Inc.(a)	7.875	02/15/2021	511,875
400,000	L Brands, Inc.	7.000	05/01/2020	418,000
500,000	L Brands, Inc.	6.625	04/01/2021	523,750
498,000	Leidos Holdings, Inc.	4.450	12/01/2020	497,004
600,000	Lennar Corp.	4.125	12/01/2018	600,000
500,000	Lennar Corp.	4.500	06/15/2019	502,500
470,000	Lennar Corp.	4.500	11/15/2019	472,938
500,000	Lennar Corp.	6.625	05/01/2020	518,125
400,000	Lennar Corp.	2.950	11/29/2020	390,000
500,000	Lennar Corp.	8.375	01/15/2021	541,250
500,000	Lennar Corp.	4.750	04/01/2021	502,500
800,000	M/I Homes, Inc.	6.750	01/15/2021	805,000
510,000	Mallinckrodt International Finance SA/Mallinckrodt CB LLC(a)	4.875	04/15/2020	506,175
105,000	Marathon Oil Corp.	2.700	06/01/2020	103,764
400,000	Martin Midstream Partners LP/Martin Midstream Finance Corp.	7.250	02/15/2021	399,000
400,000	Mattel, Inc.	4.350	10/01/2020	397,876
200,000	Mattel, Inc.	2.350	08/15/2021	180,500
567,000	MDC Holdings, Inc.	5.625	02/01/2020	575,505
397,000	Meritage Homes Corp.	7.150	04/15/2020	408,414
450,000	MGM Resorts International	8.625	02/01/2019	455,625
484,000	MGM Resorts International	5.250	03/31/2020	491,260
357,000	MGM Resorts International	6.750	10/01/2020	372,851
400,000	Michaels Stores, Inc.(a)	5.875	12/15/2020	400,500
609,000	Monitronics International, Inc.	9.125	04/01/2020	452,183
525,000	Navient Corp., MTN	5.500	01/15/2019	527,625
400,000	Navient Corp., MTN	4.875	06/17/2019	402,000
500,000	Navient Corp., MTN	8.000	03/25/2020	523,125
458,000	Navient Corp.	5.000	10/26/2020	461,664

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27

Invesco Global Short Term High Yield Bond ETF (PGHY) (continued)

October 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	United States (continued)
$500,000	Navient Corp.	5.875%	03/25/2021	$506,875
500,000	NCR Corp.	4.625	02/15/2021	493,750
520,000	Neovia Logistics Services LLC/SPL Logistics Finance Corp.(a)	8.875	08/01/2020	468,000
500,000	Netflix, Inc.	5.375	02/01/2021	511,875
459,000	NGL Energy Partners LP/NGL Energy Finance Corp.	5.125	07/15/2019	461,869
580,000	Nielsen Finance LLC/Nielsen Finance Co.	4.500	10/01/2020	580,000
4,200,000	Nine West Holdings, Inc.(a)(b)(c)	8.250	03/15/2019	693,000
131,000	Nuance Communications, Inc.(a)	5.375	08/15/2020	131,164
500,000	NuStar Logistics LP	4.800	09/01/2020	500,000
400,000	NuStar Logistics LP	6.750	02/01/2021	417,000
180,000	Oaktree Specialty Lending Corp.	4.875	03/01/2019	180,434
400,000	Omnimax International, Inc.(a)	12.000	08/15/2020	415,500
445,000	Penske Automotive Group, Inc.	3.750	08/15/2020	441,663
75,688	PetroQuest Energy, Inc.	10.000	02/15/2021	33,303
446,000	PHH Corp.	7.375	09/01/2019	458,823
591,000	PHI, Inc.	5.250	03/15/2019	521,558
381,000	Pitney Bowes, Inc.	3.875	09/15/2020	377,666
280,000	Pride International LLC	6.875	08/15/2020	291,200
500,000	PulteGroup, Inc.	4.250	03/01/2021	500,050
450,000	QEP Resources, Inc.	6.875	03/01/2021	470,250
400,000	QVC, Inc.	3.125	04/01/2019	399,208
500,000	R.R. Donnelley & Sons Co.	7.875	03/15/2021	521,250
450,000	Realogy Group LLC/Realogy Co.-Issuer Corp.(a)	4.500	04/15/2019	448,875
475,000	Rent-A-Center, Inc.	6.625	11/15/2020	471,438
150,000	Rent-A-Center, Inc.	4.750	05/01/2021	148,500
420,000	Resolute Energy Corp.	8.500	05/01/2020	419,475
636,000	Revlon Consumer Products Corp.	5.750	02/15/2021	502,440
581,465	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu	5.750	10/15/2020	582,191
347,230	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu	6.875	02/15/2021	350,269
500,000	RHP Hotel Properties LP/RHP Finance Corp.—REIT	5.000	04/15/2021	501,875
485,000	Rockies Express Pipeline LLC(a)	6.000	01/15/2019	487,425
500,000	Rockies Express Pipeline LLC(a)	5.625	04/15/2020	513,350
500,000	Sable Permian Resources Land LLC/AEPB Finance Corp.(a)	7.125	11/01/2020	300,000
400,000	Sable Permian Resources Land LLC/AEPB Finance Corp.(a)	13.000	11/30/2020	427,500
605,000	Safeway, Inc.	5.000	08/15/2019	611,050
200,000	Sanchez Energy Corp.	7.750	06/15/2021	101,000
200,000	Sanmina Corp.(a)	4.375	06/01/2019	200,250
400,000	SCANA Corp., MTN	6.250	04/01/2020	410,007
500,000	SCANA Corp., MTN	4.750	05/15/2021	502,975
17,000	Scientific Games International, Inc.	6.625	05/15/2021	16,533
325,000	Sealed Air Corp.(a)	6.500	12/01/2020	337,188
665,600	Sears Holdings Corp., Series AI(b)(c)	8.000	12/15/2019	84,864
400,000	Seitel, Inc.	9.500	04/15/2019	399,000
112,000	Seminole Hard Rock Entertainment, Inc./Seminole Hard Rock International LLC(a)	5.875	05/15/2021	112,280
500,000	Sinclair Television Group, Inc.	5.375	04/01/2021	500,625
507,000	Springleaf Finance Corp.	5.250	12/15/2019	513,338
506,000	Springleaf Finance Corp.	6.000	06/01/2020	518,650
400,000	Springleaf Finance Corp.	8.250	12/15/2020	429,000
470,000	Sprint Capital Corp.	6.900	05/01/2019	477,327
502,000	Sprint Communications, Inc.(a)	9.000	11/15/2018	503,632
480,000	Sprint Communications, Inc.(a)	7.000	03/01/2020	498,600
506,000	Sprint Communications, Inc.	7.000	08/15/2020	524,975
500,000	Starwood Property Trust, Inc.—REIT(a)	3.625	02/01/2021	486,875
205,000	Stearns Holdings LLC(a)	9.375	08/15/2020	205,513
300,000	Stearns Holdings LLC(a)	9.375	08/15/2020	300,750
340,000	Symantec Corp.	4.200	09/15/2020	339,952
500,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp.	4.125	11/15/2019	502,500

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28

Invesco Global Short Term High Yield Bond ETF (PGHY) (continued)

October 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	United States (continued)
$504,000	TEGNA, Inc.	5.125%	10/15/2019	$503,370
270,000	TEGNA, Inc.	5.125	07/15/2020	270,337
450,000	Tenet Healthcare Corp.	5.500	03/01/2019	452,813
200,000	Tenet Healthcare Corp.	6.750	02/01/2020	206,250
520,000	Tenet Healthcare Corp.	4.750	06/01/2020	523,900
421,000	Tenet Healthcare Corp.	6.000	10/01/2020	432,178
600,000	Tenet Healthcare Corp.	4.500	04/01/2021	600,000
400,000	Time Warner Cable LLC	5.000	02/01/2020	406,522
470,000	Toll Brothers Finance Corp.	4.000	12/31/2018	469,413
500,000	Toll Brothers Finance Corp.	6.750	11/01/2019	513,125
450,000	TransDigm, Inc.	5.500	10/15/2020	450,563
500,000	Transocean, Inc.	6.500	11/15/2020	515,625
400,000	TRI Pointe Group, Inc./TRI Pointe Homes, Inc.	4.375	06/15/2019	401,500
536,000	Triumph Group, Inc.	4.875	04/01/2021	507,538
48,000	TRU Taj LLC/TRU Taj Finance, Inc.(a)(b)(c)	12.000	08/15/2021	26,400
500,000	Unit Corp.	6.625	05/15/2021	498,750
564,000	United Continental Holdings, Inc.	6.000	12/01/2020	587,265
500,000	United States Steel Corp.	7.375	04/01/2020	521,400
100,000	Universal Health Services, Inc.(a)	3.750	08/01/2019	100,063
500,000	Universal Hospital Services, Inc.	7.625	08/15/2020	501,250
500,000	Urban One, Inc.(a)	9.250	02/15/2020	486,875
378,000	Weatherford International Ltd.	5.125	09/15/2020	332,640
500,000	Whiting Petroleum Corp.	5.750	03/15/2021	505,000
100,000	Wyndham Destinations, Inc.	5.625	03/01/2021	101,875
457,000	Yum! Brands, Inc.	5.300	09/15/2019	462,141
420,000	Yum! Brands, Inc.	3.875	11/01/2020	418,425
443,000	Zachry Holdings, Inc.(a)	7.500	02/01/2020	442,446

				92,917,420

	Zambia—0.2%
450,000	First Quantum Minerals Ltd.(a)	7.000	02/15/2021	440,809

	Total Corporate Bonds (Cost $196,548,890)			188,081,582

	Sovereign Debt Obligations—11.2%
	Argentina—0.8%
450,000	Argentine Republic Government International Bond	6.250	04/22/2019	453,600
500,000	Argentine Republic Government International Bond	6.875	04/22/2021	480,125
550,000	Provincia de Buenos Aires(a)	5.750	06/15/2019	548,597
200,000	Provincia de Cordoba(a)	7.125	06/10/2021	186,000

				1,668,322

	Azerbaijan—0.2%
480,000	Republic of Azerbaijan International Bond(a)	5.125	09/01/2029	458,576

	Bahrain—0.6%
300,000	Bahrain Government International Bond(a)	5.500	03/31/2020	299,874
500,000	Bahrain Government International Bond(a)	5.875	01/26/2021	500,223
500,000	CBB International Sukuk Co. 3 SPC	6.273	11/22/2018	500,625

				1,300,722

	Brazil—0.4%
400,000	Brazilian Government International Bond	8.875	10/14/2019	421,000
500,000	Brazilian Government International Bond	4.875	01/22/2021	509,000

				930,000

	Costa Rica—0.2%
500,000	Costa Rica Government International Bond(a)	9.995	08/01/2020	519,500

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29

Invesco Global Short Term High Yield Bond ETF (PGHY) (continued)

October 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Sovereign Debt Obligations (continued)
	Croatia—0.7%
$500,000	Croatia Government International Bond(a)	6.750%	11/05/2019	$515,889
400,000	Croatia Government International Bond(a)	6.625	07/14/2020	418,137
500,000	Croatia Government International Bond(a)	6.375	03/24/2021	525,735

				1,459,761

	Ecuador—0.2%
400,000	Ecuador Government International Bond(a)	10.500	03/24/2020	411,500

	Egypt—0.2%
400,000	Egypt Government International Bond(a)	5.750	04/29/2020	403,620

	El Salvador—0.4%
900,000	El Salvador Government International Bond(a)	7.375	12/01/2019	902,025

	Georgia—0.2%
500,000	Georgia Government International Bond(a)	6.875	04/12/2021	526,790

	Honduras—0.2%
500,000	Honduras Government International Bond(a)	8.750	12/16/2020	540,270

	Kenya—0.2%
400,000	Kenya Government International Bond(a)	5.875	06/24/2019	403,100

	Lebanon—2.0%
500,000	Lebanon Government International Bond, EMTN	5.150	11/12/2018	501,304
800,000	Lebanon Government International Bond, EMTN	5.500	04/23/2019	791,533
800,000	Lebanon Government International Bond, EMTN	6.000	05/20/2019	791,362
500,000	Lebanon Government International Bond, GMTN	5.450	11/28/2019	483,720
300,000	Lebanon Government International Bond, GMTN	6.375	03/09/2020	290,181
500,000	Lebanon Government International Bond, GMTN	5.800	04/14/2020	476,567
500,000	Lebanon Government International Bond, EMTN	6.150	06/19/2020	475,303
500,000	Lebanon Government International Bond, EMTN(a)	8.250	04/12/2021	480,920

				4,290,890

	Mongolia—0.3%
500,000	Mongolia Government International Bond, EMTN(a)	10.875	04/06/2021	556,406

	Nigeria—0.2%
500,000	Nigeria Government International Bond(a)	6.750	01/28/2021	516,983

	Pakistan—0.5%
500,000	Pakistan Government International Bond(a)	7.250	04/15/2019	502,877
500,000	Second Pakistan International Sukuk Co. Ltd. (The)(a)	6.750	12/03/2019	502,668

				1,005,545

	Senegal—0.2%
400,000	Senegal Government International Bond(a)	8.750	05/13/2021	427,848

	Serbia—0.5%
500,000	Serbia International Bond(a)	5.875	12/03/2018	501,124
500,000	Serbia International Bond(a)	4.875	02/25/2020	504,820

				1,005,944

	South Africa—0.6%
500,000	Republic of South Africa Government International Bond	6.875	05/27/2019	508,065
300,000	Republic of South Africa Government International Bond	5.500	03/09/2020	303,584
500,000	ZAR Sovereign Capital Fund Pty Ltd.(a)	3.903	06/24/2020	496,225

				1,307,874

	Sri Lanka—0.6%
500,000	Sri Lanka Government International Bond(a)	6.000	01/14/2019	495,895
500,000	Sri Lanka Government International Bond(a)	5.125	04/11/2019	492,750
400,000	Sri Lanka Government International Bond(a)	6.250	10/04/2020	387,487

				1,376,132

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30

Invesco Global Short Term High Yield Bond ETF (PGHY) (continued)

October 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Sovereign Debt Obligations (continued)
	Turkey—1.4%
$300,000	Export Credit Bank of Turkey(a)	5.875%	04/24/2019	$299,113
700,000	Export Credit Bank of Turkey, EMTN(a)	5.375	02/08/2021	666,614
500,000	Turkey Government International Bond	7.000	03/11/2019	502,778
500,000	Turkey Government International Bond	7.500	11/07/2019	506,937
500,000	Turkey Government International Bond	7.000	06/05/2020	504,106
500,000	Turkey Government International Bond	5.625	03/30/2021	488,581

				2,968,129

	Ukraine—0.3%
300,000	Ukraine Government International Bond(a)	7.750	09/01/2019	301,650
400,000	Ukraine Government International Bond(a)	7.750	09/01/2020	399,198

				700,848

	Vietnam—0.3%
600,000	Vietnam Government International Bond(a)	6.750	01/29/2020	618,893

	Total Sovereign Debt Obligations (Cost $24,733,353)			24,299,678

Number of Shares
	Common Stocks & Other Equity Interests—0.2%
	United States—0.2%
4	Avaya Holdings Corp.(e)(h)			66
5,550	Cumulus Media, Inc.A(h)			80,808
6,207	Goodman Networks, Inc.(d)(g)(h)			0
946	Guitar Center, Inc. Wts. expiring 04/16/25(d)(h)			0
17,292	Harvest Oil & Gas Corp.(h)			401,174
4,449	Remington Outdoor Co., Inc.(d)(h)			25,783
4,487	Remington Outdoor Co., Inc. Wts. expiring 05/15/22(d)(h)			0

	Common Stocks & Other Equity Interests—0.2%
	(Cost $412,223)			507,831

	Preferred Stocks—0.0%
	United States—0.0%
7,385	Goodman Networks, Inc., 0.00%(d)(g)(h) (Cost $0)			0

	Money Market Fund—0.4%
798,380	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 2.08%(i) (Cost $798,380)			798,380

	Total Investments in Securities (Cost $222,492,846)—98.7%			213,687,471
	Other assets less liabilities—1.3%			2,712,531

	Net Assets—100.0%			$216,400,002

Investment Abbreviations:

EMTN—Euro Medium-Term Note

GMTN—Global Medium-Term Note

MTN—Medium-Term Note

PIK—Pay-in-Kind

REIT—Real Estate Investment Trust

Wts.—Warrants

Notes to Schedule of Investments:

(a)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2018 was $83,430,512, which represented 38.55% of the Fund’s Net Assets.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31

Invesco Global Short Term High Yield Bond ETF (PGHY) (continued)

October 31, 2018

(b)

Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The aggregate value of these securities at October 31, 2018 was $2,610,675, which represented 1.21% of the Fund’s Net Assets.

(c)	The borrower has filed for protection in federal bankruptcy court.
(d)	Security valued using significant unobservable inputs (Level 3). See Note 4.
(e)	Acquired as part of the Avaya Holdings Corp. reorganization.
(f)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(g)	Acquired as part of the Goodman Networks, Inc. reorganization.
(h)	Non-income producing security.
(i)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2018.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32

Schedule of Investments

Invesco International Corporate Bond ETF (PICB)

October 31, 2018

Foreign Currency(a)	Principal Amount		Interest Rate	Maturity Date	Value
		Corporate Bonds—98.8%
		Australia—1.9%
EUR	100,000	Australia & New Zealand Banking Group Ltd.	0.750%	09/29/2026	$109,879
GBP	350,000	BHP Billiton Finance Ltd., Series 12, EMTN	4.300	09/25/2042	551,850
AUD	350,000	BHP Billiton Finance Ltd., MTN	3.000	03/30/2020	249,932
EUR	100,000	National Australia Bank Ltd., EMTN	0.875	01/20/2022	115,244
EUR	150,000	National Australia Bank Ltd., EMTN	2.750	08/08/2022	184,675
EUR	200,000	National Australia Bank Ltd., EMTN	1.375	08/30/2028	225,639
EUR	200,000	National Australia Bank Ltd., GMTN	1.250	05/18/2026	229,048
EUR	150,000	Telstra Corp. Ltd., EMTN	3.500	09/21/2022	190,584
EUR	150,000	Telstra Corp. Ltd., EMTN	2.500	09/15/2023	185,713
EUR	200,000	Westpac Banking Corp., EMTN	0.250	01/17/2022	226,135

					2,268,699

		Belgium—3.6%
CAD	400,000	Anheuser-Busch InBev Finance, Inc., Series MPLE	2.600	05/15/2024	286,809
EUR	200,000	Anheuser-Busch InBev SA, EMTN	0.800	04/20/2023	229,323
GBP	150,000	Anheuser-Busch InBev SA, EMTN	9.750	07/30/2024	266,947
GBP	250,000	Anheuser-Busch InBev SA, EMTN	1.750	03/07/2025	307,301
EUR	300,000	Anheuser-Busch InBev SA, EMTN	1.500	03/17/2025	348,272
GBP	200,000	Anheuser-Busch InBev SA, EMTN	4.000	09/24/2025	280,785
EUR	200,000	Anheuser-Busch InBev SA, EMTN	2.700	03/31/2026	249,034
EUR	400,000	Anheuser-Busch InBev SA, EMTN	1.150	01/22/2027	439,413
EUR	300,000	Anheuser-Busch InBev SA, EMTN	2.000	03/17/2028	348,992
GBP	300,000	Anheuser-Busch InBev SA, EMTN	2.250	05/24/2029	359,627
EUR	200,000	Anheuser-Busch InBev SA, EMTN	1.500	04/18/2030	216,270
EUR	400,000	Anheuser-Busch InBev SA, EMTN	2.750	03/17/2036	460,059
GBP	200,000	Anheuser-Busch InBev SA, EMTN	2.850	05/25/2037	235,482
EUR	200,000	KBC Group NV, EMTN	0.750	03/01/2022	227,643

					4,255,957

		Canada—15.0%
CAD	600,000	Bank of Montreal, DPNT	2.100	10/06/2020	450,257
CAD	500,000	Bank of Montreal, DPNT	1.880	03/31/2021	371,308
CAD	450,000	Bank of Montreal, DPNT	3.400	04/23/2021	346,139
CAD	1,050,000	Bank of Montreal, DPNT	1.610	10/28/2021	766,762
CAD	450,000	Bank of Montreal, DPNT	2.120	03/16/2022	332,083
CAD	700,000	Bank of Montreal, DPNT	2.270	07/11/2022	516,430
CAD	900,000	Bank of Montreal, DPNT	2.890	06/20/2023	675,523
CAD	500,000	Bank of Nova Scotia (The), DPNT	3.270	01/11/2021	383,297
CAD	400,000	Bank of Nova Scotia (The), DPNT	2.873	06/04/2021	303,543
CAD	750,000	Bank of Nova Scotia (The), DPNT	1.900	12/02/2021	551,805
CAD	600,000	Bank of Nova Scotia (The), DPNT	1.830	04/27/2022	437,117
CAD	700,000	Bank of Nova Scotia (The), DPNT	2.980	04/17/2023	527,245
CAD	700,000	Bank of Nova Scotia (The), DPNT	2.290	06/28/2024	505,642
CAD	500,000	Bank of Nova Scotia (The), DPNT	2.620	12/02/2026	360,236
CAD	300,000	Bell Canada, Inc., MTN	3.250	06/17/2020	229,295
CAD	300,000	Bell Canada, Inc., MTN	2.700	02/27/2024	217,965
CAD	300,000	Bell Canada, Inc., MTN	3.800	08/21/2028	223,360
CAD	300,000	Bell Canada, Inc., Series M-26	3.350	03/22/2023	226,520
CAD	500,000	Canadian Imperial Bank of Commerce, DPNT	1.900	04/26/2021	371,133
CAD	450,000	Canadian Imperial Bank of Commerce, DPNT	2.040	03/21/2022	331,062
CAD	600,000	Canadian Imperial Bank of Commerce, DPNT	2.300	07/11/2022	443,285
CAD	600,000	Canadian Imperial Bank of Commerce, DPNT	3.300	05/26/2025	456,681
CAD	300,000	Canadian Natural Resources Ltd., MTN	2.890	08/14/2020	227,762
CAD	300,000	Canadian Natural Resources Ltd., MTN	3.310	02/11/2022	227,436
CAD	350,000	HSBC Bank Canada, DPNT	1.816	07/07/2020	261,760
CAD	400,000	HSBC Bank Canada, DPNT	2.449	01/29/2021	300,796
CAD	350,000	HSBC Bank Canada, DPNT	2.908	09/29/2021	264,718
CAD	300,000	HSBC Bank Canada, DPNT	2.170	06/29/2022	219,881

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33

Invesco International Corporate Bond ETF (PICB) (continued)

October 31, 2018

Foreign Currency(a)	Principal Amount		Interest Rate	Maturity Date	Value
		Corporate Bonds (continued)
		Canada (continued)
CAD	400,000	HSBC Bank Canada, DPNT	3.245%	09/15/2023	$302,258
CAD	500,000	Rogers Communications, Inc.	5.340	03/22/2021	399,060
CAD	600,000	Royal Bank of Canada, DPNT	2.860	03/04/2021	455,826
CAD	550,000	Royal Bank of Canada, DPNT	1.583	09/13/2021	402,010
CAD	700,000	Royal Bank of Canada, DPNT	1.968	03/02/2022	514,042
CAD	500,000	Royal Bank of Canada, DPNT	2.000	03/21/2022	367,242
CAD	800,000	Royal Bank of Canada, DPNT	2.360	12/05/2022	590,005
CAD	800,000	Royal Bank of Canada, DPNT	2.949	05/01/2023	602,487
CAD	500,000	Royal Bank of Canada, DPNT	2.333	12/05/2023	364,397
CAD	500,000	Shaw Communications, Inc.	6.750	11/09/2039	458,066
CAD	300,000	TELUS Corp., MTN	2.350	03/28/2022	220,249
CAD	750,000	Toronto-Dominion Bank (The), DPNT	2.621	12/22/2021	563,695
CAD	1,100,000	Toronto-Dominion Bank (The), DPNT	1.994	03/23/2022	809,037
CAD	700,000	Toronto-Dominion Bank (The), DPNT	1.909	07/18/2023	502,614
CAD	700,000	Toronto-Dominion Bank (The), DPNT	3.226	07/24/2024	531,430
EUR	200,000	Toronto-Dominion Bank (The), EMTN	0.625	07/20/2023	227,718

					17,839,177

		Denmark—1.1%
EUR	100,000	AP Moeller—Maersk A/S, EMTN	1.750	03/18/2021	116,967
EUR	200,000	Danske Bank A/S, EMTN	0.500	05/06/2021	226,039
EUR	200,000	Danske Bank A/S, EMTN	0.875	05/22/2023	219,569
EUR	200,000	Danske Bank A/S, EMTN	0.750	06/02/2023	223,654
GBP	200,000	Orsted A/S, EMTN	4.875	01/12/2032	308,898
GBP	150,000	Orsted A/S, EMTN	5.750	04/09/2040	266,984

					1,362,111

		Finland—0.9%
EUR	150,000	Fortum OYJ, EMTN	2.250	09/06/2022	180,136
EUR	200,000	Nordea Bank Abp, EMTN	3.250	07/05/2022	250,690
EUR	200,000	Nordea Bank Abp, EMTN	1.000	02/22/2023	232,038
EUR	200,000	Nordea Bank Abp, EMTN	1.125	02/12/2025	232,624
EUR	100,000	OP Corporate Bank PLC, EMTN	0.750	03/03/2022	115,101

					1,010,589

		France—19.6%
EUR	200,000	Air Liquide Finance SA, EMTN	1.250	06/13/2028	229,636
EUR	200,000	Autoroutes du Sud de la France SA, EMTN	5.625	07/04/2022	271,582
EUR	200,000	Autoroutes du Sud de la France SA, EMTN	1.250	01/18/2027	227,870
EUR	100,000	Banque Federative du Credit Mutuel SA, EMTN	3.250	08/23/2022	125,838
EUR	100,000	Banque Federative du Credit Mutuel SA, EMTN	3.000	11/28/2023	126,678
EUR	200,000	Banque Federative du Credit Mutuel SA, EMTN	2.625	03/18/2024	248,904
EUR	400,000	Banque Federative du Credit Mutuel SA, EMTN	3.000	05/21/2024	482,630
EUR	300,000	Banque Federative du Credit Mutuel SA, EMTN	1.250	01/14/2025	346,225
EUR	100,000	Banque Federative du Credit Mutuel SA, EMTN	3.000	09/11/2025	120,666
EUR	100,000	Banque Federative du Credit Mutuel SA, EMTN	2.375	03/24/2026	114,880
EUR	200,000	Banque Federative du Credit Mutuel SA, EMTN	1.250	05/26/2027	226,310
EUR	200,000	BNP Paribas SA, EMTN	2.875	10/24/2022	248,451
EUR	200,000	BNP Paribas SA, EMTN	2.875	09/26/2023	251,204
EUR	350,000	BNP Paribas SA, EMTN	1.125	10/10/2023	396,173
EUR	200,000	BNP Paribas SA, EMTN	2.375	05/20/2024	246,524
EUR	200,000	BNP Paribas SA, EMTN	2.375	02/17/2025	231,940
EUR	200,000	BNP Paribas SA, EMTN	1.500	11/17/2025	224,933
EUR	100,000	BNP Paribas SA, EMTN	1.625	02/23/2026	118,397
EUR	200,000	BNP Paribas SA, EMTN	1.125	06/11/2026	216,763
EUR	100,000	BNP Paribas SA, EMTN	1.500	05/25/2028	116,626
EUR	200,000	BPCE SA	4.625	07/18/2023	260,991
GBP	200,000	BPCE SA	5.250	04/16/2029	290,916
EUR	100,000	BPCE SA, EMTN	1.125	01/18/2023	113,880

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34

Invesco International Corporate Bond ETF (PICB) (continued)

October 31, 2018

Foreign Currency(a)	Principal Amount		Interest Rate	Maturity Date	Value
		Corporate Bonds (continued)
		France (continued)
EUR	200,000	BPCE SA, EMTN	0.875%	01/31/2024	$222,129
EUR	200,000	BPCE SA, EMTN	1.000	10/05/2028	220,337
EUR	100,000	Capgemini SE	2.500	07/01/2023	121,999
EUR	200,000	CNP Assurances	1.875	10/20/2022	232,458
EUR	200,000	Coentreprise de Transport d’electricite SA	1.500	07/29/2028	222,627
EUR	200,000	Coentreprise de Transport d’Electricite SA	2.125	07/29/2032	226,296
EUR	500,000	Credit Agricole SA	2.625	03/17/2027	584,464
EUR	200,000	Credit Agricole SA/London, EMTN	0.875	01/19/2022	231,015
EUR	100,000	Credit Agricole SA/London, EMTN	0.750	12/01/2022	114,656
EUR	200,000	Credit Agricole SA/London, EMTN	5.125	04/18/2023	273,547
EUR	500,000	Credit Agricole SA/London, EMTN	3.125	07/17/2023	633,412
EUR	200,000	Credit Agricole SA/London, EMTN	2.375	05/20/2024	245,875
EUR	400,000	Credit Agricole SA/London, EMTN	1.000	09/16/2024	457,633
EUR	100,000	Credit Agricole SA/London, EMTN	1.375	03/13/2025	112,374
EUR	200,000	Credit Agricole SA/London, EMTN	1.250	04/14/2026	228,131
EUR	200,000	Credit Agricole SA/London, EMTN	1.875	12/20/2026	228,088
EUR	100,000	Credit Agricole SA/London, EMTN	1.375	05/03/2027	114,182
EUR	300,000	Danone SA, EMTN	2.250	11/15/2021	360,526
EUR	100,000	Danone SA, EMTN	0.709	11/03/2024	112,896
EUR	200,000	Danone SA, EMTN	1.208	11/03/2028	223,977
EUR	300,000	Electricite de France SA, EMTN	3.875	01/18/2022	380,536
EUR	300,000	Electricite de France SA, EMTN	2.750	03/10/2023	373,492
EUR	100,000	Electricite de France SA, EMTN	4.625	09/11/2024	137,552
EUR	300,000	Electricite de France SA, EMTN	1.000	10/13/2026	331,714
EUR	200,000	Electricite de France SA, EMTN	4.125	03/25/2027	274,786
GBP	200,000	Electricite de France SA, EMTN	6.250	05/30/2028	329,929
EUR	200,000	Electricite de France SA, EMTN	4.625	04/26/2030	289,824
GBP	650,000	Electricite de France SA, EMTN	6.125	06/02/2034	1,108,168
GBP	200,000	Electricite de France SA, EMTN	5.500	03/27/2037	318,234
GBP	500,000	Electricite de France SA, EMTN	5.500	10/17/2041	813,512
GBP	350,000	Electricite de France SA, EMTN	5.125	09/22/2050	552,084
GBP	500,000	Electricite de France SA, EMTN	6.000	01/23/2114	826,366
EUR	150,000	Engie Alliance GIE, EMTN	5.750	06/24/2023	212,146
EUR	200,000	Engie SA, EMTN	2.375	05/19/2026	248,535
GBP	100,000	Engie SA, EMTN	7.000	10/30/2028	179,853
GBP	450,000	Engie SA, EMTN	5.000	10/01/2060	832,077
EUR	200,000	Holding d’Infrastructures de Transport SAS	4.875	10/27/2021	255,002
EUR	200,000	HSBC France SA, EMTN	0.600	03/20/2023	227,469
EUR	200,000	LVMH Moet Hennessy Louis Vuitton SE, EMTN	0.750	05/26/2024	227,856
EUR	100,000	Orange SA, EMTN	3.000	06/15/2022	124,380
GBP	200,000	Orange SA, EMTN	8.125	11/20/2028	373,535
EUR	200,000	Orange SA, EMTN	8.125	01/28/2033	393,135
GBP	150,000	Orange SA, EMTN	5.625	01/23/2034	250,115
GBP	100,000	Orange SA, EMTN	5.375	11/22/2050	173,065
EUR	200,000	RTE Reseau de Transport d’Electricite SADIR, EMTN	1.625	11/27/2025	236,271
EUR	200,000	Sanofi, EMTN	0.500	01/13/2027	218,321
EUR	300,000	Sanofi, Series 12FX, EMTN	1.375	03/21/2030	342,124
EUR	300,000	Sanofi, Series 8FXD, EMTN	1.000	03/21/2026	345,071
EUR	100,000	Societe Generale SA, EMTN	1.000	04/01/2022	113,842
EUR	200,000	Societe Generale SA, EMTN	4.250	07/13/2022	258,900
EUR	100,000	Societe Generale SA, EMTN	0.750	05/26/2023	114,437
EUR	200,000	Societe Generale SA, EMTN	1.125	01/23/2025	220,334
EUR	100,000	Societe Generale SA, EMTN	2.625	02/27/2025	117,197
EUR	100,000	Societe Generale SA, EMTN	2.125	09/27/2028	108,001
EUR	200,000	Total Capital Canada Ltd., EMTN	2.125	09/18/2029	246,624
EUR	200,000	Total Capital International SA, EMTN	0.250	07/12/2023	226,081
EUR	400,000	Total Capital International SA, EMTN	0.750	07/12/2028	437,308

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35

Invesco International Corporate Bond ETF (PICB) (continued)

October 31, 2018

Foreign Currency(a)	Principal Amount		Interest Rate	Maturity Date	Value
		Corporate Bonds (continued)
		France (continued)
GBP	150,000	Veolia Environnement SA, EMTN	6.125%	10/29/2037	$270,332
EUR	200,000	Vivendi SA	0.750	05/26/2021	230,043
GBP	200,000	Westfield America Management Ltd.	2.625	03/30/2029	249,979

					23,372,869

		Germany—11.1%
GBP	300,000	Allianz Finance II BV, Series 62	4.500	03/13/2043	497,787
EUR	300,000	Bayer Capital Corp. BV	1.500	06/26/2026	338,026
EUR	200,000	Bayer Capital Corp. BV	2.125	12/15/2029	227,143
EUR	200,000	BMW Finance NV, EMTN	0.375	07/10/2023	223,150
EUR	200,000	BMW US Capital LLC, EMTN	0.625	04/20/2022	228,710
EUR	200,000	Commerzbank AG, EMTN	7.750	03/16/2021	263,130
EUR	200,000	Commerzbank AG, EMTN	0.500	08/28/2023	223,916
EUR	250,000	Commerzbank AG, EMTN	0.500	09/13/2023	273,298
EUR	300,000	Daimler AG, EMTN	1.400	01/12/2024	347,063
EUR	200,000	Daimler AG, EMTN	0.850	02/28/2025	221,438
EUR	250,000	Daimler AG, EMTN	1.500	03/09/2026	286,235
EUR	200,000	Daimler AG, EMTN	1.375	05/11/2028	219,497
EUR	200,000	Daimler AG, EMTN	1.500	07/03/2029	218,559
EUR	200,000	Daimler AG, EMTN	2.125	07/03/2037	222,176
GBP	200,000	Daimler International Finance BV, EMTN	2.000	09/04/2023	252,472
EUR	200,000	Daimler International Finance BV, EMTN	1.000	11/11/2025	221,751
NOK	400,000	Deutsche Bank AG, EMTN	2.375	06/24/2020	47,585
EUR	200,000	Deutsche Bank AG, EMTN	0.375	01/18/2021	223,255
EUR	200,000	Deutsche Bank AG, EMTN	1.250	09/08/2021	226,633
EUR	300,000	Deutsche Bank AG, EMTN	1.500	01/20/2022	340,117
EUR	100,000	Deutsche Bank AG, EMTN	2.375	01/11/2023	116,536
EUR	100,000	Deutsche Bank AG, EMTN	1.125	03/17/2025	106,160
EUR	200,000	Deutsche Bank AG, EMTN	1.750	01/17/2028	207,328
EUR	200,000	Deutsche Telekom International Finance BV, EMTN	4.250	07/13/2022	259,627
EUR	300,000	Deutsche Telekom International Finance BV, EMTN	0.625	04/03/2023	341,076
EUR	150,000	Deutsche Telekom International Finance BV, EMTN	0.875	01/30/2024	171,426
EUR	250,000	Deutsche Telekom International Finance BV, EMTN	1.375	01/30/2027	283,073
EUR	200,000	Deutsche Telekom International Finance BV, EMTN	1.500	04/03/2028	225,186
GBP	300,000	E.ON International Finance BV, EMTN	6.375	06/07/2032	516,242
GBP	250,000	E.ON International Finance BV, EMTN	5.875	10/30/2037	425,372
GBP	200,000	E.ON International Finance BV, EMTN	6.750	01/27/2039	374,906
EUR	200,000	HeidelbergCement AG, EMTN	1.500	02/07/2025	224,790
GBP	300,000	innogy Finance BV, EMTN	6.250	06/03/2030	500,214
GBP	200,000	innogy Finance BV, EMTN	4.750	01/31/2034	298,708
GBP	300,000	innogy Finance BV, EMTN	6.125	07/06/2039	528,480
EUR	100,000	Landesbank Baden-Wuerttemberg, EMTN	0.500	06/07/2022	113,799
EUR	200,000	Siemens Financieringsmaatschappij NV, EMTN	2.875	03/10/2028	263,859
GBP	200,000	Siemens Financieringsmaatschappij NV, EMTN	3.750	09/10/2042	300,037
EUR	300,000	Volkswagen International Finance NV	1.125	10/02/2023	336,573
EUR	200,000	Volkswagen International Finance NV, EMTN	0.875	01/16/2023	224,698
EUR	250,000	Volkswagen International Finance NV, EMTN	1.625	01/16/2030	254,088
EUR	400,000	Volkswagen International Finance NV, Series 10Y	1.875	03/30/2027	438,700
EUR	300,000	Volkswagen International Finance NV, Series 4Y	0.500	03/30/2021	340,141
EUR	300,000	Volkswagen Leasing GmbH, EMTN	2.375	09/06/2022	356,971
EUR	100,000	Volkswagen Leasing GmbH, EMTN	2.625	01/15/2024	119,272
EUR	300,000	Volkswagen Leasing GmbH, EMTN	1.125	04/04/2024	330,813
EUR	200,000	Vonovia Finance BV, DIP, EMTN	1.250	12/06/2024	224,007
EUR	200,000	Vonovia Finance BV, EMTN	2.250	12/15/2023	238,852

					13,222,875

		Hong Kong—0.5%
EUR	100,000	CK Hutchison Finance 16 II Ltd.	0.875	10/03/2024	111,093
EUR	200,000	CK Hutchison Finance 16 Ltd., Series A	1.250	04/06/2023	230,179

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36

Invesco International Corporate Bond ETF (PICB) (continued)

October 31, 2018

Foreign Currency(a)	Principal Amount		Interest Rate	Maturity Date	Value
		Corporate Bonds (continued)
		Hong Kong (continued)
EUR	200,000	Hutchison Whampoa Finance 14 Ltd.	1.375%	10/31/2021	$233,257

					574,529

		Italy—5.6%
EUR	200,000	Assicurazioni Generali SpA, EMTN	5.125	09/16/2024	270,719
EUR	200,000	Assicurazioni Generali SpA, EMTN	4.125	05/04/2026	233,119
EUR	200,000	Autostrade Per L’italia SpA, EMTN	5.875	06/09/2024	255,787
EUR	250,000	Enel Finance International NV	1.375	06/01/2026	271,753
GBP	400,000	Enel Finance International NV, EMTN	5.625	08/14/2024	587,204
EUR	300,000	Enel Finance International NV, EMTN	1.000	09/16/2024	330,900
EUR	200,000	Enel Finance International NV, EMTN	1.966	01/27/2025	230,409
GBP	450,000	Enel Finance International NV, EMTN	5.750	09/14/2040	712,908
GBP	250,000	Enel SpA, EMTN	5.750	06/22/2037	390,267
EUR	100,000	Eni SpA, EMTN	3.250	07/10/2023	126,513
EUR	200,000	Eni SpA, EMTN	3.750	09/12/2025	261,702
EUR	250,000	Eni SpA, EMTN	1.500	02/02/2026	283,351
EUR	200,000	Eni SpA, EMTN	3.625	01/29/2029	262,663
EUR	200,000	Ferrovie dello Stato Italiane SpA, EMTN	1.500	06/27/2025	207,978
EUR	200,000	Intesa Sanpaolo SpA, EMTN	1.125	01/14/2020	226,930
EUR	200,000	Intesa Sanpaolo SpA, EMTN	2.000	06/18/2021	227,950
EUR	200,000	Intesa Sanpaolo SpA, EMTN	1.125	03/04/2022	219,639
EUR	250,000	Intesa Sanpaolo SpA, EMTN	4.000	10/30/2023	303,513
EUR	100,000	Intesa Sanpaolo SpA, EMTN	1.375	01/18/2024	106,871
EUR	200,000	Snam SpA, EMTN	0.875	10/25/2026	205,140
EUR	200,000	Terna Rete Elettrica Nazionale SpA, EMTN	0.875	02/02/2022	226,750
EUR	200,000	Terna Rete Elettrica Nazionale SpA, EMTN	1.375	07/26/2027	211,236
EUR	200,000	UniCredit SpA, EMTN	3.250	01/14/2021	235,066
EUR	100,000	UniCredit SpA, EMTN	2.000	03/04/2023	112,086
EUR	200,000	UniCredit SpA, EMTN	2.125	10/24/2026	215,490

					6,715,944

		Japan—1.2%
JPY	30,000,000	Development Bank of Japan, Inc.	1.050	06/20/2023	278,332
JPY	20,000,000	Development Bank of Japan, Inc.	2.300	03/19/2026	205,308
JPY	100,000,000	Panasonic Corp., Series 12	0.387	03/19/2020	889,709

					1,373,349

		Netherlands—5.7%
EUR	150,000	ABN AMRO Bank NV, EMTN	6.375	04/27/2021	195,121
EUR	200,000	ABN AMRO Bank NV, EMTN	7.125	07/06/2022	276,346
EUR	300,000	ABN AMRO Bank NV, EMTN	2.500	11/29/2023	371,855
EUR	250,000	ABN AMRO Bank NV, EMTN	1.000	04/16/2025	287,000
EUR	200,000	ASML Holding NV	1.375	07/07/2026	229,657
EUR	300,000	Cooperatieve Rabobank Ua, GMTN	1.250	03/23/2026	347,361
EUR	600,000	Cooperatieve Rabobank UA	3.875	07/25/2023	766,434
EUR	200,000	Cooperatieve Rabobank UA	4.125	07/14/2025	274,670
EUR	100,000	Cooperatieve Rabobank UA, EMTN	3.750	11/09/2020	121,340
EUR	300,000	Cooperatieve Rabobank UA, EMTN	4.000	01/11/2022	381,088
NOK	1,000,000	Cooperatieve Rabobank UA, EMTN	1.625	01/20/2022	118,352
EUR	100,000	Cooperatieve Rabobank UA, EMTN	4.125	09/14/2022	127,465
EUR	400,000	Cooperatieve Rabobank UA, EMTN	1.375	02/03/2027	466,729
GBP	150,000	Cooperatieve Rabobank UA, EMTN	5.250	09/14/2027	219,067
GBP	300,000	Cooperatieve Rabobank UA, EMTN	4.625	05/23/2029	417,824
EUR	250,000	ING Bank NV, EMTN	4.500	02/21/2022	323,035
EUR	300,000	ING Groep NV, EMTN	0.750	03/09/2022	340,907
GBP	300,000	Koninklijke KPN NV, EMTN	5.750	09/17/2029	469,343
EUR	150,000	Shell International Finance BV, EMTN	0.375	02/15/2025	166,944
EUR	200,000	Shell International Finance BV, EMTN	1.875	09/15/2025	243,690
EUR	250,000	Shell International Finance BV, EMTN	2.500	03/24/2026	316,784

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37

Invesco International Corporate Bond ETF (PICB) (continued)

October 31, 2018

Foreign Currency(a)	Principal Amount		Interest Rate	Maturity Date	Value
		Corporate Bonds (continued)
		Netherlands (continued)
EUR	150,000	Shell International Finance BV, EMTN	1.625%	01/20/2027	$178,409
EUR	150,000	Shell International Finance BV, EMTN	0.750	08/15/2028	162,441

					6,801,862

		Norway—1.1%
EUR	250,000	DNB Bank ASA, EMTN	4.250	01/18/2022	319,808
EUR	250,000	Equinor ASA, EMTN	1.250	02/17/2027	288,654
GBP	200,000	Equinor ASA, EMTN	6.875	03/11/2031	376,833
EUR	200,000	Equinor ASA, EMTN	1.625	02/17/2035	226,523
SEK	1,000,000	Telenor ASA, EMTN	2.375	03/19/2019	110,408

					1,322,226

		Portugal—0.3%
EUR	200,000	EDP Finance BV, EMTN	2.625	01/18/2022	241,280
EUR	100,000	EDP Finance BV, EMTN	1.125	02/12/2024	111,672

					352,952

		Spain—4.2%
EUR	200,000	Abertis Infraestructuras SA	1.375	05/20/2026	214,273
EUR	200,000	Banco Bilbao Vizcaya Argentaria SA, GMTN	0.625	01/17/2022	227,930
EUR	200,000	Banco Bilbao Vizcaya Argentaria SA, GMTN	3.500	02/10/2027	234,916
EUR	200,000	Banco Santander SA, DIP, EMTN	3.250	04/04/2026	233,675
EUR	200,000	Banco Santander SA, EMTN	1.375	12/14/2022	233,257
EUR	200,000	Banco Santander SA, EMTN	1.125	01/17/2025	219,779
EUR	200,000	Banco Santander SA, EMTN	2.500	03/18/2025	226,609
EUR	200,000	Banco Santander SA, EMTN	3.125	01/19/2027	230,043
EUR	200,000	Banco Santander SA, EMTN	2.125	02/08/2028	208,397
EUR	200,000	CaixaBank SA, EMTN	1.125	05/17/2024	221,184
GBP	200,000	Iberdrola Finanzas SA, EMTN	7.375	01/29/2024	320,466
EUR	100,000	Iberdrola Finanzas SA, EMTN	1.000	03/07/2025	113,465
EUR	100,000	Iberdrola International BV, EMTN	1.125	04/21/2026	112,486
EUR	200,000	Mapfre SA	1.625	05/19/2026	225,091
EUR	100,000	Naturgy Finance BV, EMTN	1.375	01/19/2027	111,100
EUR	200,000	Santander Consumer Finance SA	0.875	01/24/2022	228,088
EUR	200,000	Telefonica Emisiones SAU, EMTN	1.477	09/14/2021	234,642
EUR	200,000	Telefonica Emisiones SAU, EMTN	0.750	04/13/2022	228,162
EUR	200,000	Telefonica Emisiones SAU, EMTN	2.242	05/27/2022	240,203
EUR	200,000	Telefonica Emisiones SAU, EMTN	3.987	01/23/2023	257,520
EUR	100,000	Telefonica Emisiones SAU, EMTN	1.528	01/17/2025	114,496
GBP	200,000	Telefonica Emisiones SAU, EMTN	5.375	02/02/2026	295,888
EUR	200,000	Telefonica Emisiones SAU, EMTN	1.460	04/13/2026	223,102

					4,954,772

		Sweden—1.1%
EUR	200,000	Svenska Handelsbanken AB, EMTN	2.625	08/23/2022	246,341
SEK	2,000,000	Telia Co. AB, EMTN	3.625	11/08/2023	243,217
GBP	400,000	Vattenfall AB, EMTN	6.875	04/15/2039	797,544

					1,287,102

		Switzerland—3.2%
EUR	250,000	Credit Suisse AG/London, EMTN	1.375	01/31/2022	293,015
EUR	200,000	Credit Suisse AG/London, EMTN	1.000	06/07/2023	231,052
EUR	250,000	Credit Suisse AG/London, EMTN	1.500	04/10/2026	294,206
GBP	150,000	Credit Suisse Group Funding Guernsey Ltd.	2.750	08/08/2025	189,152
EUR	350,000	Credit Suisse Group Funding Guernsey Ltd., EMTN	1.250	04/14/2022	402,678
CHF	350,000	Credit Suisse Group Funding Guernsey Ltd., EMTN	1.000	04/14/2023	355,567
EUR	100,000	Glencore Finance Europe Ltd., EMTN	1.875	09/13/2023	113,750
EUR	100,000	Holcim Finance Luxembourg SA, EMTN	1.375	05/26/2023	114,730
EUR	100,000	Holcim Finance Luxembourg SA, EMTN	2.250	05/26/2028	111,334

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

Invesco International Corporate Bond ETF (PICB) (continued)

October 31, 2018

Foreign Currency(a)	Principal Amount		Interest Rate	Maturity Date	Value
		Corporate Bonds (continued)
		Switzerland (continued)
EUR	150,000	Novartis Finance SA	0.125%	09/20/2023	$168,228
EUR	200,000	Richemont International Holding SA	1.000	03/26/2026	224,753
EUR	200,000	Richemont International Holding SA	1.500	03/26/2030	226,765
EUR	100,000	Richemont International Holding SA	2.000	03/26/2038	109,686
EUR	200,000	Roche Finance Europe BV, EMTN	0.875	02/25/2025	231,681
EUR	200,000	UBS AG/London, GMTN	0.625	01/23/2023	227,281
EUR	200,000	UBS Group Funding Switzerland AG	1.750	11/16/2022	235,558
EUR	100,000	UBS Group Funding Switzerland AG	1.500	11/30/2024	114,776
EUR	200,000	UBS Group Funding Switzerland AG, EMTN	1.250	09/01/2026	221,036

					3,865,248

		United Kingdom—22.7%
GBP	200,000	ABP Finance PLC, EMTN	6.250	12/14/2026	311,054
GBP	200,000	Annington Funding PLC, EMTN	2.646	07/12/2025	251,835
GBP	150,000	Annington Funding PLC, EMTN	3.184	07/12/2029	189,264
GBP	200,000	Annington Funding PLC, EMTN	3.685	07/12/2034	256,115
GBP	200,000	Annington Funding PLC, EMTN	3.935	07/12/2047	255,818
EUR	213,000	Barclays PLC, EMTN	1.875	03/23/2021	249,064
EUR	200,000	Barclays PLC, EMTN	1.875	12/08/2023	229,597
GBP	450,000	Barclays PLC, EMTN	3.125	01/17/2024	577,213
GBP	400,000	Barclays PLC, EMTN	3.250	02/12/2027	498,556
GBP	250,000	BAT International Finance PLC, EMTN	7.250	03/12/2024	395,388
GBP	250,000	BAT International Finance PLC, EMTN	4.000	09/04/2026	346,041
EUR	200,000	BAT International Finance PLC, EMTN	2.250	01/16/2030	218,499
GBP	200,000	BAT International Finance PLC, EMTN	6.000	11/24/2034	333,959
GBP	200,000	BAT International Finance PLC, EMTN	2.250	09/09/2052	184,251
GBP	250,000	BG Energy Capital PLC, EMTN	5.125	12/01/2025	386,906
GBP	250,000	BG Energy Capital PLC, EMTN	5.000	11/04/2036	429,155
EUR	100,000	BP Capital Markets PLC, EMTN	1.373	03/03/2022	117,694
EUR	100,000	BP Capital Markets PLC, EMTN	1.526	09/26/2022	118,616
EUR	200,000	BP Capital Markets PLC, EMTN	1.109	02/16/2023	233,138
EUR	100,000	BP Capital Markets PLC, EMTN	1.573	02/16/2027	115,966
GBP	250,000	British Telecommunications PLC	5.750	12/07/2028	394,668
EUR	100,000	British Telecommunications PLC, EMTN	0.625	03/10/2021	114,297
EUR	200,000	British Telecommunications PLC, EMTN	1.125	03/10/2023	228,302
EUR	200,000	British Telecommunications PLC, EMTN	1.750	03/10/2026	227,015
EUR	200,000	British Telecommunications PLC, EMTN	1.500	06/23/2027	217,523
GBP	200,000	British Telecommunications PLC, EMTN	3.125	11/21/2031	249,287
GBP	200,000	British Telecommunications PLC, EMTN	6.375	06/23/2037	344,036
GBP	150,000	BUPA Finance PLC	5.000	04/25/2023	207,027
GBP	300,000	Cadent Finance PLC, EMTN	2.125	09/22/2028	360,353
GBP	200,000	Cadent Finance PLC, EMTN	2.625	09/22/2038	230,986
GBP	300,000	Cadent Finance PLC, EMTN	2.750	09/22/2046	339,886
GBP	150,000	Centrica PLC, EMTN	4.375	03/13/2029	216,248
GBP	250,000	Centrica PLC, EMTN	7.000	09/19/2033	458,096
GBP	150,000	Centrica PLC, EMTN	4.250	09/12/2044	214,180
GBP	297,608	Connect Plus M25 Issuer PLC	2.607	03/31/2039	382,276
GBP	150,000	Friends Life Holdings PLC	8.250	04/21/2022	227,945
EUR	200,000	GlaxoSmithKline Capital PLC, EMTN	1.375	12/02/2024	235,038
GBP	200,000	GlaxoSmithKline Capital PLC, EMTN	3.375	12/20/2027	280,882
GBP	350,000	GlaxoSmithKline Capital PLC, EMTN	5.250	12/19/2033	591,640
GBP	200,000	GlaxoSmithKline Capital PLC, EMTN	6.375	03/09/2039	390,717
GBP	350,000	GlaxoSmithKline Capital PLC, EMTN	5.250	04/10/2042	620,448
GBP	250,000	GlaxoSmithKline Capital PLC, EMTN	4.250	12/18/2045	394,095
GBP	200,000	Heathrow Funding Ltd., EMTN	7.125	02/14/2024	311,033
GBP	200,000	HSBC Bank PLC, EMTN	5.375	08/22/2033	306,736
GBP	100,000	HSBC Bank PLC, EMTN	4.750	03/24/2046	147,379
CAD	400,000	HSBC Holdings PLC	3.196	12/05/2023	298,289

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39

Invesco International Corporate Bond ETF (PICB) (continued)

October 31, 2018

Foreign Currency(a)	Principal Amount		Interest Rate	Maturity Date	Value
		Corporate Bonds (continued)
		United Kingdom (continued)
EUR	200,000	HSBC Holdings PLC	0.875%	09/06/2024	$223,007
GBP	300,000	HSBC Holdings PLC	2.625	08/16/2028	370,235
GBP	200,000	HSBC Holdings PLC	6.750	09/11/2028	319,785
EUR	300,000	HSBC Holdings PLC, EMTN	1.500	03/15/2022	351,217
GBP	200,000	HSBC Holdings PLC, EMTN	6.500	05/20/2024	307,191
EUR	200,000	HSBC Holdings PLC, EMTN	3.000	06/30/2025	245,121
EUR	200,000	HSBC Holdings PLC, EMTN	2.500	03/15/2027	244,315
EUR	200,000	HSBC Holdings PLC, EMTN	3.125	06/07/2028	246,067
GBP	200,000	HSBC Holdings PLC, EMTN	7.000	04/07/2038	346,827
GBP	200,000	Imperial Brands Finance PLC, EMTN	8.125	03/15/2024	325,289
GBP	150,000	Imperial Brands Finance PLC, EMTN	5.500	09/28/2026	224,147
EUR	200,000	Lloyds Bank PLC, EMTN	6.500	03/24/2020	245,998
EUR	100,000	Lloyds Bank PLC, EMTN	1.000	11/19/2021	116,002
GBP	200,000	Lloyds Bank PLC, EMTN	7.500	04/15/2024	323,002
GBP	200,000	Lloyds Bank PLC, EMTN	7.625	04/22/2025	321,844
GBP	300,000	Lloyds Bank PLC, EMTN	6.500	09/17/2040	566,408
GBP	150,000	Motability Operations Group PLC, EMTN	3.625	03/10/2036	214,916
GBP	200,000	Nationwide Building Society, EMTN	3.250	01/20/2028	267,328
EUR	200,000	Natwest Markets PLC, EMTN	0.625	03/02/2022	223,261
GBP	150,000	Rio Tinto Finance PLC, EMTN	4.000	12/11/2029	220,703
EUR	200,000	Royal Bank of Scotland Group PLC, EMTN	2.500	03/22/2023	236,243
EUR	250,000	Santander UK Group Holdings PLC	1.125	09/08/2023	278,977
GBP	150,000	Santander UK Group Holdings PLC, EMTN	3.625	01/14/2026	197,182
GBP	300,000	Scottish Widows Ltd.	5.500	06/16/2023	419,091
GBP	250,000	Scottish Widows Ltd.	7.000	06/16/2043	374,135
GBP	200,000	Severn Trent Utilities Finance PLC, EMTN	3.625	01/16/2026	273,318
EUR	200,000	Sky PLC, EMTN	1.500	09/15/2021	234,681
EUR	200,000	Sky PLC, EMTN	2.500	09/15/2026	243,680
GBP	200,000	Society of Lloyd’s	4.750	10/30/2024	271,008
GBP	200,000	SSE PLC, EMTN	8.375	11/20/2028	378,223
EUR	200,000	Standard Chartered PLC, EMTN	1.625	06/13/2021	234,464
GBP	200,000	Standard Chartered PLC, EMTN	5.125	06/06/2034	270,708
GBP	200,000	Standard Chartered PLC, EMTN	4.375	01/18/2038	286,063
GBP	200,000	Thames Water Utilities Cayman Finance Ltd., EMTN	4.000	06/19/2025	279,109
GBP	200,000	Thames Water Utilities Cayman Finance Ltd., EMTN	5.500	02/11/2041	338,391
GBP	150,000	Thames Water Utilities Finance PLC, EMTN	5.125	09/28/2037	237,906
GBP	300,000	THFC Funding No. 3 PLC, EMTN	5.200	10/11/2043	502,330
GBP	200,000	University of Oxford	2.544	12/08/2117	230,156
EUR	200,000	Vodafone Group PLC, EMTN	1.250	08/25/2021	233,191
EUR	200,000	Vodafone Group PLC, EMTN	4.650	01/20/2022	257,660
EUR	100,000	Vodafone Group PLC, EMTN	1.750	08/25/2023	118,432
EUR	200,000	Vodafone Group PLC, EMTN	2.200	08/25/2026	236,365
EUR	200,000	Vodafone Group PLC, EMTN	1.600	07/29/2031	209,336
GBP	300,000	Vodafone Group PLC, EMTN	3.375	08/08/2049	343,741
GBP	300,000	Vodafone Group PLC, EMTN	3.000	08/12/2056	313,038
GBP	200,000	Wellcome Trust Finance PLC	4.625	07/25/2036	338,919
GBP	200,000	Wellcome Trust Ltd. (The)	2.517	02/07/2118	227,297

					26,952,818

		Total Investments in Securities (Cost $123,034,802)—98.8%			117,533,079
		Other assets less liabilities—1.2%			1,436,261

		Net Assets—100.0%			$118,969,340

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

Invesco International Corporate Bond ETF (PICB) (continued)

October 31, 2018

Investment Abbreviations:

AUD–Australian Dollar

CAD–Canadian Dollar

CHF–Swiss Franc

DIP–Debtor-In-Possession

DPNT–Deposit Note

EUR–Euro

EMTN–Euro Medium-Term Note

GBP–British Pound

GMTN–Global Medium-Term Note

JPY–Japanese Yen

MTN–Medium-Term Note

NOK–Norwegian Krone

SEK–Swedish Krona

Notes to Schedule of Investments:

(a)	Foreign denominated security. Principal amount denominated in currency indicated.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41

Statements of Assets and Liabilities

October 31, 2018

	Invesco Chinese Yuan Dim Sum Bond ETF (DSUM)	Invesco Emerging Markets Sovereign Debt ETF (PCY)	Invesco Global Short Term High Yield Bond ETF (PGHY)	Invesco International Corporate Bond ETF (PICB)
Assets:
Unaffiliated investments in securities, at value(a)	$72,171,291	$3,656,008,105	$212,889,091	$117,533,079
Affiliated investments in securities, at value	1,833,123	9,699,180	798,380	—
Cash	—	600,619	10,285	—
Foreign currencies, at value	151,199	—	—	380,115
Cash segregated as collateral	—	29,796,954	196,875	—
Receivables:
Dividends and interest	1,036,093	47,967,676	3,864,874	1,358,367
Investments sold	—	24,428,927	521,999	486,407
Foreign tax reclaims	—	—	11,867	47,544
Securities lending	—	984	—	—
Shares sold	—	4,765,354	191,775	—
Investments matured, at value	—	—	741,692	—

Total Assets	75,191,706	3,773,267,799	219,226,838	119,805,512

Liabilities:
Due to custodian	—	—	—	326,730
Payables:
Shares repurchased	—	26,257,437	—	—
Collateral upon receipt of securities in-kind	—	29,796,954	196,875	—
Investments purchased	—	5,164,638	2,563,885	456,210
Collateral upon return of securities loaned	—	6,043,950	—	—
Accrued unitary management fees	29,123	1,640,245	66,076	53,232

Total Liabilities	29,123	68,903,224	2,826,836	836,172

Net Assets	$75,162,583	$3,704,364,575	$216,400,002	$118,969,340

Net Assets Consist of:
Shares of beneficial interest	$86,936,772	$4,291,473,620	$227,732,189	$124,536,538
Distributable earnings	(11,774,189)	(587,109,045)	(11,332,187)	(5,567,198)

Net Assets	$75,162,583	$3,704,364,575	$216,400,002	$118,969,340

Shares outstanding (unlimited amount authorized, $0.01 par value)	3,500,000	141,400,000	9,350,000	4,700,000
Net asset value	$21.48	$26.20	$23.14	$25.31

Market price	$21.36	$26.13	$23.03	$25.28

Unaffiliated investments in securities, at cost	$79,195,809	$3,994,035,430	$221,694,466	$123,034,802

Affiliated investments in securities, at cost	$1,833,123	$9,699,180	$798,380	$—

Foreign currencies, at cost	$154,614	$—	$—	$386,893

Investments matured, at cost	$—	$—	$1,321,001	$—

(a) Includes securities on loan with an aggregate value of:	$—	$5,890,496	$—	$—

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

Statements of Operations

For the year ended October 31, 2018

	Invesco Chinese Yuan Dim Sum Bond ETF (DSUM)	Invesco Emerging Markets Sovereign Debt ETF (PCY)	Invesco Global Short Term High Yield Bond ETF (PGHY)	Invesco International Corporate Bond ETF (PICB)
Investment Income:
Unaffiliated interest income	$4,057,684	$229,541,974	$12,920,054	$3,064,732
Affiliated dividend income	12,029	283,361	48,425	3,336
Unaffiliated dividend income	—	—	18	—
Securities lending income	—	213,186	—	—

Total Income	4,069,713	230,038,521	12,968,497	3,068,068

Expenses:
Unitary management fees	422,046	22,955,325	810,996	737,540

Less: Waivers	(1,617)	(32,326)	(6,249)	(433)

Net Expenses	420,429	22,922,999	804,747	737,107

Net Investment Income	3,649,284	207,115,522	12,163,750	2,330,961

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investment securities	(1,046,792)	(170,362,044)	(1,731,833)	(976,851)
In-kind redemptions	—	(25,006,160)	(68,703)	205,722
Foreign currencies	(83,819)	—	38	40,786

Net realized gain (loss)	(1,130,611)	(195,368,204)	(1,800,498)	(730,343)

Change in net unrealized appreciation (depreciation) on:
Investment securities	(6,772,735)	(381,155,584)	(7,819,170)	(6,608,742)
Foreign currencies	(95,481)	—	2	(85,359)

Net change in unrealized appreciation (depreciation)	(6,868,216)	(381,155,584)	(7,819,168)	(6,694,101)

Net realized and unrealized gain (loss)	(7,998,827)	(576,523,788)	(9,619,666)	(7,424,444)

Net increase (decrease) in net assets resulting from operations	$(4,349,543)	$(369,408,266)	$2,544,084	$(5,093,483)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43

Statements of Changes in Net Assets

For the years ended October 31, 2018 and 2017

	Invesco Chinese Yuan Dim Sum Bond ETF (DSUM)		Invesco Emerging Markets Sovereign Debt ETF (PCY)
	2018	2017	2018	2017
Operations:
Net investment income	$3,649,284	$1,926,368	$207,115,522	$215,218,292
Net realized gain (loss)	(1,130,611)	(2,787,286)	(195,368,204)	13,135,712
Net change in unrealized appreciation (depreciation)	(6,868,216)	3,594,706	(381,155,584)	(39,018,156)

Net increase (decrease) in net assets resulting from operations	(4,349,543)	2,733,788	(369,408,266)	189,335,848

Distributions to Shareholders from:
Distributable earnings	(3,054,491)	—	(206,825,184)	(216,095,814)
Return of capital	(580,430)	(1,931,288)	—	(835,414)

Total distributions to shareholders	(3,634,921)	(1,931,288)	(206,825,184)	(216,931,228)

Shareholder Transactions:
Proceeds from shares sold	30,855,564	45,202,841	932,638,168	1,518,591,646
Value of shares repurchased	(25,712,638)	(18,786,322)	(1,622,750,219)	(645,882,836)
Transaction fees	411,404	309,035	—	—

Net increase (decrease) in net assets resulting from shares transactions	5,554,330	26,725,554	(690,112,051)	872,708,810

Increase (Decrease) in Net Assets	(2,430,134)	27,528,054	(1,266,345,501)	845,113,430

Net Assets:
Beginning of year	77,592,717	50,064,663	4,970,710,076	4,125,596,646

End of year	$75,162,583	$77,592,717	$3,704,364,575	$4,970,710,076

Changes in Shares Outstanding:
Shares sold	1,300,000	2,000,000	33,100,000	51,700,000
Shares repurchased	(1,150,000)	(850,000)	(59,500,000)	(22,300,000)
Shares outstanding, beginning of year	3,350,000	2,200,000	167,800,000	138,400,000

Shares outstanding, end of year	3,500,000	3,350,000	141,400,000	167,800,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44

Invesco Global Short Term High Yield Bond ETF (PGHY)		Invesco International Corporate Bond ETF (PICB)
2018	2017	2018	2017

$12,163,750	$8,634,212	$2,330,961	$2,779,039
(1,800,498)	707,913	(730,343)	(5,242,744)
(7,819,168)	(2,176,843)	(6,694,101)	16,782,632

2,544,084	7,165,282	(5,093,483)	14,318,927

(12,214,323)	(8,634,020)	(2,351,554)	(1,543,177)
—	(57,605)	—	(1,275,336)

(12,214,323)	(8,691,625)	(2,351,554)	(2,818,513)

78,433,142	157,179,230	4,034,954	57,791,988
(74,455,451)	(2,422,833)	(37,583,540)	(69,877,741)
—	—	—	9,244

3,977,691	154,756,397	(33,548,586)	(12,076,509)

(5,692,548)	153,230,054	(40,993,623)	(576,095)

222,092,550	68,862,496	159,962,963	160,539,058

$216,400,002	$222,092,550	$118,969,340	$159,962,963

3,300,000	6,450,000	150,000	2,300,000
(3,150,000)	(100,000)	(1,400,000)	(2,750,000)
9,200,000	2,850,000	5,950,000	6,400,000

9,350,000	9,200,000	4,700,000	5,950,000

45

Financial Highlights

Invesco Chinese Yuan Dim Sum Bond ETF (DSUM)

	Year Ended October 31,
	2018	2017	2016	2015	2014
Per Share Operating Performance:
Net asset value at beginning of year	$23.16	$22.76	$24.08	$25.03	$25.23
Net investment income(a)	0.91	0.83	0.77	0.77	0.81
Net realized and unrealized gain (loss) on investments	(1.79)	0.26	(1.40)	(1.09)	(0.34)
Total from investment operations	(0.88)	1.09	(0.63)	(0.32)	0.47
Distributions to shareholders from:
Net investment income	(0.76)	—	—	(0.17)	(0.69)
Return of capital	(0.14)	(0.82)	(0.77)	(0.60)	(0.11)
Total distributions	(0.90)	(0.82)	(0.77)	(0.77)	(0.80)
Transaction fees(a)	0.10	0.13	0.08	0.14	0.13
Net asset value at end of year	$21.48	$23.16	$22.76	$24.08	$25.03
Market price at end of year(b)	$21.36	$23.18	$22.71	$23.97	$24.88
Net Asset Value Total Return(c)	(3.57)%	5.54%	(2.28)%	(0.71)%	2.45%
Market Price Total Return(c)	(4.19)%	5.87%	(2.02)%	(0.56)%	1.12%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$75,163	$77,593	$50,065	$81,865	$166,451
Ratio to average net assets of:
Expenses	0.45%	0.45%	0.45%	0.45%	0.45%
Net investment income	3.89%	3.68%	3.31%	3.16%	3.24%
Portfolio turnover rate(d)	43%	60%	22%	26%	34%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. At October 31, 2018, such adjustments resulted in the net asset value and the total return based upon the net asset value in the financial statements being $0.14 and 0.62% less than the transactional net asset value and total return, respectively. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco Emerging Markets Sovereign Debt ETF (PCY)

	Year Ended October 31,
	2018	2017	2016	2015	2014
Per Share Operating Performance:
Net asset value at beginning of year	$29.62	$29.81	$28.08	$29.03	$27.93
Net investment income(a)	1.26	1.45	1.46	1.48	1.28
Net realized and unrealized gain (loss) on investments	(3.42)	(0.17)	1.74	(0.97)	1.10
Total from investment operations	(2.16)	1.28	3.20	0.51	2.38
Distributions to shareholders from:
Net investment income	(1.26)	(1.46)	(1.47)	(1.46)	(1.28)
Return of capital	—	(0.01)	—	—	—
Total distributions	(1.26)	(1.47)	(1.47)	(1.46)	(1.28)
Net asset value at end of year	$26.20	$29.62	$29.81	$28.08	$29.03
Market price at end of year(b)	$26.13	$29.62	$29.70	$28.02	$29.08
Net Asset Value Total Return(c)	(7.42)%	4.49%	11.79%	1.87%	8.77%
Market Price Total Return(c)	(7.66)%	4.88%	11.61%	1.49%	9.00%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$3,704,365	$4,970,710	$4,125,597	$2,653,385	$2,429,411
Ratio to average net assets of:
Expenses	0.50%	0.50%	0.50%	0.50%	0.50%
Net investment income	4.51%	4.98%	5.06%	5.25%	4.52%
Portfolio turnover rate(d)	54%	30%	30%	27%	14%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46

Financial Highlights (continued)

Invesco Global Short Term High Yield Bond ETF (PGHY)

	Year Ended October 31,
	2018	2017	2016	2015	2014
Per Share Operating Performance:
Net asset value at beginning of year	$24.14	$24.16	$23.50	$24.12	$24.84
Net investment income(a)	1.24	1.34	1.51	1.04	0.99
Net realized and unrealized gain (loss) on investments	(1.00)	0.02	0.59	(0.62)	(0.67)
Total from investment operations	0.24	1.36	2.10	0.42	0.32
Distributions to shareholders from:
Net investment income	(1.24)	(1.37)	(1.42)	(1.03)	(1.00)
Return of capital	—	(0.01)	(0.02)	(0.01)	(0.04)
Total distributions	(1.24)	(1.38)	(1.44)	(1.04)	(1.04)
Net asset value at end of year	$23.14	$24.14	$24.16	$23.50	$24.12
Market price at end of year(b)	$23.03	$24.19	$24.23	$23.37	$24.04
Net Asset Value Total Return(c)	1.05%	5.76%	9.27%	1.83%	1.27%
Market Price Total Return(c)	0.36%	5.66%	10.17%	1.61%	0.04%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$216,400	$222,093	$68,862	$27,029	$37,389
Ratio to average net assets of:
Expenses	0.35%	0.35%	0.35%	0.35%	0.35%
Net investment income	5.25%	5.52%	6.43%	4.43%	4.03%
Portfolio turnover rate(d)	42%	38%	53%	50%	29%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco International Corporate Bond ETF (PICB)

	Year Ended October 31,
	2018	2017	2016	2015	2014
Per Share Operating Performance:
Net asset value at beginning of year	$26.88	$25.08	$25.95	$28.77	$29.50
Net investment income(a)	0.43	0.42	0.55	0.62	0.77
Net realized and unrealized gain (loss) on investments	(1.57)	1.80	(0.86)	(2.82)	(0.75)
Total from investment operations	(1.14)	2.22	(0.31)	(2.20)	0.02
Distributions to shareholders from:
Net investment income	(0.43)	(0.23)	—	(0.03)	(0.74)
Net realized gains	—	—	—	—	(0.03)
Return of capital	—	(0.19)	(0.56)	(0.59)	—
Total distributions	(0.43)	(0.42)	(0.56)	(0.62)	(0.77)
Transaction fees(a)	—	0.00 (b)	0.00 (b)	0.00 (b)	0.02
Net asset value at end of year	$25.31	$26.88	$25.08	$25.95	$28.77
Market price at end of year(c)	$25.28	$26.89	$25.02	$25.89	$28.77
Net Asset Value Total Return(d)	(4.31)%	8.95%	(1.26)%	(7.73)%	0.09%
Market Price Total Return(d)	(4.46)%	9.25%	(1.26)%	(7.94)%	(0.08)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$118,969	$159,963	$160,539	$189,454	$263,233
Ratio to average net assets of:
Expenses	0.50%	0.50%	0.50%	0.50%	0.50%
Net investment income	1.58%	1.62%	2.12%	2.29%	2.57%
Portfolio turnover rate(e)	12%	14%	24%	13%	17%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

47

Notes to Financial Statements

Invesco Exchange-Traded Fund Trust II

October 31, 2018

Note 1. Organization

Invesco Exchange-Traded Fund Trust II (the “Trust”), formerly PowerShares Exchange-Traded Fund Trust II, was organized as a Massachusetts business trust on October 10, 2006 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Short Name
Invesco Chinese Yuan Dim Sum Bond ETF (DSUM)	“Chinese Yuan Dim Sum Bond ETF”
Invesco Emerging Markets Sovereign Debt ETF (PCY)	“Emerging Markets Sovereign Debt ETF”
Invesco Global Short Term High Yield Bond ETF (PGHY)	“Global Short Term High Yield Bond ETF”
Invesco International Corporate Bond ETF (PICB)	“International Corporate Bond ETF”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on NYSE Arca, Inc.

Effective June 4, 2018, the Funds’ names changed as part of an overall rebranding strategy whereby the PowerShares name was changed to the Invesco brand. This resulted in all references to the PowerShares name being changed to Invesco.

The market price of each Share may differ to some degree from the Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units of Emerging Markets Sovereign Debt ETF, Global Short Term High Yield Bond ETF and International Corporate Bond ETF, are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Creation Units of Chinese Yuan Dim Sum Bond ETF are issued and redeemed principally in exchange for the deposit or delivery of cash. Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index
Chinese Yuan Dim Sum Bond ETF	FTSE Custom Dim Sum (Offshore CNY) Bond Index
Emerging Markets Sovereign Debt ETF	DBIQ Emerging Market USD Liquid Balanced Index
Global Short Term High Yield Bond ETF	DB Global Short Maturity High Yield Bond Index
International Corporate Bond ETF	S&P International Corporate Bond Index®

Note 2. Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services—Investment Companies.

A. Security Valuation

Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange (except convertible securities) is generally valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded or, lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded, or at the final settlement price set by such exchange. Swaps and options not listed on an exchange are valued by an independent source. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

48

Investment companies are valued using such company’s NAV per share, unless the shares are exchange-traded, in which case they are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco Capital Management LLC (the “Adviser”), formerly Invesco PowerShares Capital Management LLC, determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. Other Risks

Index Risk. Unlike many investment companies, the Funds do not utilize investing strategies that seek returns in excess of their Underlying Indexes. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its respective Underlying Index, even if that security generally is underperforming.

Authorized Participant Concentration Risk. Only Authorized Participants (“APs”) may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that those APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities underlying each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are

49

unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, which may be more likely to trade at a premium or discount to each Fund’s net asset value (“NAV”) and to face trading halts and/or delisting. This risk may be heightened for the Funds because the Funds invest in non-U.S. securities, which may have lower trading volumes.

Changing Fixed-Income Market Conditions. Each Fund invests in fixed-income securities. The current historically low interest rate environment was created in part by the Federal Reserve Board (“FRB”) and certain foreign central banks keeping the federal funds and equivalent foreign rates near, at or below zero. The “tapering” in 2015 of the FRB’s quantitative easing program, combined with the FRB’s raising of the target range for the Federal Funds Rate (and possible continued fluctuations in equivalent foreign rates) may expose fixed-income markets to heightened volatility and reduced liquidity for certain fixed-income investments, particularly those with longer maturities, although it is difficult to predict the impact of this rate increase and any future rate increases on various markets. In addition, decreases in fixed-income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed-income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Funds’ transaction costs.

Fixed-Income Securities Risk. Each Fund invests in fixed-income securities. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Call Risk. If interest rates fall, it is possible that issuers of callable securities with high interest coupons will “call” (or prepay) their bonds before their maturity date. If an issuer exercised such a call during a period of declining interest rates, a Fund may have to replace such called security with a lower yielding security. If that were to happen, such Fund’s net investment income could fall.

Industry or Geographic Concentration Risk. Each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or sector. To the extent an Underlying Index concentrates in the securities of issuers in a particular industry or sector, the corresponding Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, each Fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which each Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole. Also, a natural or other disaster could occur in a country or geographic region in which a Fund invests, which could affect the economy or particular business operations of companies in that specific country or geographic region and adversely impact such Fund’s investments in the affected country or region.

Non-Correlation Risk. Each Fund’s return may not match the return of its Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to its Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Underlying Index. To the extent that a Fund issues and redeems Creation Units principally for cash, it will incur higher costs in buying and selling securities than if it issued and redeemed Creation Units principally in-kind. In addition, the performance of each Fund and its Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Sampling Risk. Each Fund’s use of a representative sampling approach may result in the Fund holding a smaller number of securities than are in its respective Underlying Index. As a result, an adverse development with respect to an issuer of securities that a Fund holds could result in a greater decline in NAV than would be the case if a Fund held all of the securities in its Underlying Index. To the extent the assets in a Fund are smaller, these risks will be greater.

Cash Transaction Risk. Most ETFs generally make in-kind redemptions to avoid being taxed on gains on the distributed portfolio securities at the fund level. However, unlike most ETFs, the Chinese Yuan Dim Sum Bond ETF currently intends to effect creations and redemptions principally for cash, rather than principally in-kind, due to the nature of the Fund’s investments. As such, the Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Therefore, the Fund may recognize a

50

capital gain on these sales that might not have been incurred if the Fund had made a redemption in-kind. This may decrease the tax efficiency of the Fund compared to ETFs that utilize an in-kind redemption process and there may be a substantial difference in the after-tax rate of the return between the Fund and conventional ETFs.

Foreign Investment Risk. Investments in the securities of non-U.S issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information and less reliable financial information about issuers. Foreign securities also are subject to the risks of expropriation, nationalization, political instability, local taxation, potential currency transfer restrictions or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. These risks may be exacerbated in emerging market countries. If a Fund invests in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund’s returns. Such risks may be exacerbated in emerging markets, where securities laws are relatively new and unsettled.

Valuation Risk. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by a Fund. In certain circumstances, market quotations may not be readily available for some Fund securities, and those securities may be fair valued. The value established for a security through fair valuation may be different from what would be produced if the security had been valued using market quotations. Fund securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that a Fund could sell a portfolio security for the value established for it at any time, and it is possible that a Fund would incur a loss because a security is sold at a discount to its established value.

Global Bonds Risk. Each Fund invests in global bonds. Global bonds are subject to the same risks as other debt issues, notably credit risk, market risk, interest rate risk and liquidity risk. Generally, investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional costs, taxation by foreign governments, decreased market liquidity and political instability. Foreign issuers often are subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are U.S. securities and, therefore, not all material information regarding these issuers will be available. Securities exchanges or foreign governments may adopt rules or regulations that may negatively impact a Fund’s ability to invest in foreign securities or may prevent the Fund from repatriating its investments. In addition, a Fund may not receive shareholder communications or be permitted to vote the securities that it holds, as the issuers may be under no legal obligation to distribute them.

Sovereign Debt Risk. For Chinese Yuan Dim Sum Bond ETF, Emerging Markets Sovereign Debt ETF and Global Short Term High Yield Bond ETF, risks of sovereign debt include the relative size of the debt burden to the economy as a whole and the government debtor’s policy towards the International Monetary Fund and the political constraints to which a government debtor may be subject. The governmental authority that controls the repayment of sovereign debt may be unwilling or unable to repay the principal and/or interest when due in accordance with the terms of such securities due to the extent of its foreign reserves. If an issuer of sovereign debt defaults on payments of principal and/or interest, these Funds may have limited legal recourse against the issuer and/or guarantor. In certain cases, remedies must be pursued in the courts of the defaulting party itself, and the Fund’s ability to obtain recourse may be limited.

C. Federal Income Taxes

Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

51

D. Investment Transactions and Investment Income

Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of each Fund’s NAV and, accordingly, they reduce each Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

E. Country Determination

For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

F. Expenses

Each Fund has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses.

Expenses of the Trust that are excluded from a Fund’s unitary management fee and are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are excluded from each Fund’s unitary management fee and that are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

G. Dividends and Distributions to Shareholders

Each Fund declares and pays dividends from net investment income, if any, to its shareholders monthly and records such dividends on ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

H. Accounting Estimates

The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. Certain prior year amounts have been reclassified to conform to the current year presentation. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

52

I. Foreign Currency Translations

Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds do not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statements of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

The Funds may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which each Fund invests.

J. Securities Lending

During the fiscal year ended October 31, 2018, Emerging Markets Sovereign Debt ETF participated in securities lending. The Fund loaned portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is generally invested in an affiliated money market fund and is shown as such on the Schedules of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the policy of the Fund to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

K. Distributions from Distributable Earnings

In accordance with the Securities and Exchange Commission’s issuance of Disclosure Update and Simplification, the funds have presented the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, in the Statements of Changes in Net Assets.

For the year ended October 31, 2017, distributions from distributable earnings consisted of distributions from net investment income.

Note 3. Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services.

As compensation for its services, each Fund accrues daily and pays monthly to the Adviser an annual unitary management fee. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage

53

expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses. The unitary management fee is paid by each Fund to the Adviser at the following annual rates:

% of Average Daily Net Assets
Chinese Yuan Dim Sum Bond ETF	0.45%
Emerging Markets Sovereign Debt ETF	0.50%
Global Short Term High Yield Bond ETF	0.35%
International Corporate Bond ETF	0.50%

Further, through August 31, 2020, the Adviser has contractually agreed to waive a portion of each Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to certain of the Fund’s investments in money market funds managed by that affiliate (excluding investments of cash collateral from securities lending). The Adviser cannot discontinue this waiver prior to its expiration.

For the fiscal year ended October 31, 2018, the Adviser waived fees for each Fund in the following amounts:

Chinese Yuan Dim Sum Bond ETF	$1,617
Emerging Markets Sovereign Debt ETF	32,326
Global Short Term High Yield Bond ETF	6,249
International Corporate Bond ETF	433

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement for each Fund with the following entities (each, a “Licensor”):

Fund	Licensor
Chinese Yuan Dim Sum Bond ETF	FTSE Fixed Income LLC
Emerging Markets Sovereign Debt ETF	Deutsche Bank Securities Inc.
Global Short Term High Yield Bond ETF	Deutsche Bank Securities Inc.
International Corporate Bond ETF	S&P Dow Jones Indices LLC

Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

Note 4. Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.

Level 2 —

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

54

Except for the Funds listed below, as of October 31, 2018, all of the securities in International Corporate Bond ETF were valued based on Level 2 inputs (see the Schedules of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Each Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the fiscal year ended October 31, 2018, there were no material transfers in and out of Level 3.

	Level 1	Level 2	Level 3	Total
Chinese Yuan Dim Sum Bond ETF
Investments in Securities
Corporate Bonds	$—	$60,628,289	$—	$60,628,289
Sovereign Debt Obligations	—	11,543,002	—	11,543,002
Money Market Fund	1,833,123	—	—	1,833,123

Total Investments	$1,833,123	$72,171,291	$—	$74,004,414

Emerging Markets Sovereign Debt ETF
Investments in Securities
Sovereign Debt Obligations	$—	$3,656,008,105	$—	$3,656,008,105
Money Market Funds	9,699,180	—	—	9,699,180

Total Investments	$9,699,180	$3,656,008,105	$—	$3,665,707,285

Global Short Term High Yield Bond ETF
Investments in Securities
Corporate Bonds	$—	$186,945,752	$1,135,830	$188,081,582
Sovereign Debt Obligations	—	24,299,678	—	24,299,678
Common Stocks	482,048	—	25,783	507,831
Preferred Stocks	—	—	0	0
Money Market Fund	798,380	—	—	798,380
Investments Matured	—	741,692	0	741,692

Total Investments	$1,280,428	$211,987,122	$1,161,613	$214,429,163

Note 5. Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2018 and 2017:

	2018			2017
	Ordinary Income	Long-Term Capital Gains	Return of Capital	Ordinary Income	Long-Term Capital Gains	Return of Capital
Chinese Yuan Dim Sum Bond ETF	$3,054,491	$—	$580,430	$—	$—	$1,931,288
Emerging Markets Sovereign Debt ETF	206,825,184	—	—	216,095,814	—	835,414
Global Short Term High Yield Bond ETF	12,214,323	—	—	8,634,020	—	57,605
International Corporate Bond ETF	2,350,172	1,382	—	1,543,177	—	1,275,336

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Net Unrealized Appreciation (Depreciation)— Investments	Net Unrealized Appreciation (Depreciation)— Foreign Currencies	Capital Loss Carryforwards	Shares of Beneficial Interest	Total Net Assets
Chinese Yuan Dim Sum Bond ETF	$—	$(7,024,518)	$(74,866)	$(4,674,805)	$86,936,772	$75,162,583
Emerging Markets Sovereign Debt ETF	290,338	(349,186,951)	—	(238,212,432)	4,291,473,620	3,704,364,575
Global Short Term High Yield Bond ETF	—	(9,396,824)	2	(1,935,365)	227,732,189	216,400,002
International Corporate Bond ETF	—	(5,511,094)	(56,104)	—	124,536,538	118,969,340

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have

55

been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The following table presents available capital loss carryforwards and expiration dates for each Fund as of October 31, 2018:

		Post-effective/no expiration
	2019	Short-Term	Long-Term	Total*
Chinese Yuan Dim Sum Bond ETF	$—	$1,377,819	$3,296,986	$4,674,805
Emerging Markets Sovereign Debt ETF	818,907	39,473,767	197,919,758	238,212,432
Global Short Term High Yield Bond ETF	—	1,023,935	911,430	1,935,365
International Corporate Bond ETF	—	—	—	—

*

Capital loss carryforwards as of the date listed above are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

Note 6. Investment Transactions

For the fiscal year period ended October 31, 2018, the cost of securities purchased and proceeds from sales of securities (other than short-term securities, U.S. Treasury obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales
Chinese Yuan Dim Sum Bond ETF	$46,411,454	$30,503,255
Emerging Markets Sovereign Debt ETF	2,433,555,610	2,405,640,829
Global Short Term High Yield Bond ETF	89,726,931	105,415,857
International Corporate Bond ETF	19,544,352	18,090,364

For the fiscal year ended October 31, 2018, in-kind transactions associated with creations and redemptions were as follows:

	Cost of Securities Received	Value of Securities Delivered
Chinese Yuan Dim Sum Bond ETF	$—	$—
Emerging Markets Sovereign Debt ETF	827,119,390	1,503,815,818
Global Short Term High Yield Bond ETF	77,643,056	39,943,599
International Corporate Bond ETF	3,659,265	36,859,962

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

At October 31, 2018, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost
Chinese Yuan Dim Sum Bond ETF	$1,723	$(7,026,241)	$(7,024,518)	$81,028,932
Emerging Markets Sovereign Debt ETF	5,558,065	(354,745,016)	(349,186,951)	4,014,894,236
Global Short Term High Yield Bond ETF	492,670	(9,889,494)	(9,396,824)	223,825,987
International Corporate Bond ETF	1,031,096	(6,542,190)	(5,511,094)	123,044,173

Note 7. Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions, distributions and foreign currency transactions, amounts were reclassified between undistributed net investment income, undistributed net realized gain and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended October 31, 2018, the reclassifications were as follows:

	Undistributed Net Investment Income	Undistributed Net Realized Gain	Shares of Beneficial Interest
Chinese Yuan Dim Sum Bond ETF	$(594,793)	$594,793	$—
Emerging Markets Sovereign Debt ETF	—	37,215,020	(37,215,020)
Global Short Term High Yield Bond ETF	50,573	93,349	(143,922)
International Corporate Bond ETF	20,593	748,207	(768,800)

56

Note 8. Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to each Trustee who is not an “interested person” as defined in the 1940 Act (an “Independent Trustee”) and an Officer of the Trust. The Adviser, as a result of each Fund’s unitary management fee, pays for such compensation. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of his compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco Funds. The Deferral Fees payable to the Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

Note 9. Capital

Shares are issued and redeemed by each Fund only in Creation Units of 50,000 Shares (100,000 Shares for Emerging Markets Sovereign Debt ETF). Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. For Emerging Markets Sovereign Debt ETF, Global Short Term High Yield Bond ETF and International Corporate Bond ETF, Creation Units are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund of the Trust on the transaction date. However, for such Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances. For Chinese Yuan Dim Sum Bond ETF such transactions are principally in exchange for the deposit or delivery of cash.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

Note 10. Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee is also indemnified against certain liabilities arising out of the performance of his duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

Note 11. Subsequent Event

At a meeting held on December 13, 2018, the Board of Trustees of the Trust approved the termination and winding down of Chinese Yuan Dim Sum Bond ETF, with the liquidation payment to shareholders expected to take place on or about February 27, 2019. Investors, who have elected not to sell their shares before market close on February 20, 2019 will receive cash equal to the amount of the net asset value of their shares, which will include any capital gains and dividends, on or about February 27, 2019.

57

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Fund Trust II and Shareholders of Invesco Chinese Yuan Dim Sum Bond ETF, Invesco Emerging Markets Sovereign Debt ETF, Invesco Global Short Term High Yield Bond ETF and Invesco International Corporate Bond ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Invesco Chinese Yuan Dim Sum Bond ETF, Invesco Emerging Markets Sovereign Debt ETF, Invesco Global Short Term High Yield Bond ETF and Invesco International Corporate Bond ETF (four of the funds constituting Invesco Exchange-Traded Fund Trust II, hereafter collectively referred to as the “Funds”) as of October 31, 2018, the related statements of operations for the year ended October 31, 2018, the statements of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2018, and each of the financial highlights for each of the five years in the period ended October 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

Subsequent Event

As discussed in Note 11 to the financial statements, the Board of Trustees approved a plan of liquidation for the Invesco Chinese Yuan Dim Sum Bond ETF on December 13, 2018.

PricewaterhouseCoopers LLP

Chicago, Illinois

December 26, 2018

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

58

Fees and Expenses

As a shareholder of a Fund of the Invesco Exchange-Traded Fund Trust II, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2018.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by a Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco Chinese Yuan Dim Sum Bond ETF (DSUM)
Actual	$1,000.00	$904.10	0.45%	$2.16
Hypothetical (5% return before expenses)	1,000.00	1,022.94	0.45	2.29
Invesco Emerging Markets Sovereign Debt ETF (PCY)
Actual	1,000.00	974.00	0.50	2.49
Hypothetical (5% return before expenses)	1,000.00	1,022.68	0.50	2.55
Invesco Global Short Term High Yield Bond ETF (PGHY)
Actual	1,000.00	1,004.80	0.35	1.77
Hypothetical (5% return before expenses)	1,000.00	1,023.44	0.35	1.79
Invesco International Corporate Bond ETF (PICB)
Actual	1,000.00	934.30	0.50	2.44
Hypothetical (5% return before expenses)	1,000.00	1,022.68	0.50	2.55

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended October 31, 2018. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

59

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal period ended October 31, 2018:

	Qualified Interest Income*	Qualified Dividend Income*	Corporate Dividends Received Deduction*	Tax Exempt Income*	Long-Term Capital Gain
Invesco Chinese Yuan Dim Sum Bond ETF	0%	0%	0%	0%	$—
Invesco Emerging Markets Sovereign Debt ETF	0%	0%	0%	0%	—
Invesco Global Short Term High Yield Bond ETF	39%	0%	0%	0%	—
Invesco International Corporate Bond ETF	0%	0%	0%	0%	1,382

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal period.

60

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below.

As of October 31, 2018

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge—1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Nominating and Governance Committee and Trustee	Chairman of the Nominating and Governance Committee and Trustee since 2007	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	234	Trustee and Investment Oversight Committee member, Mission Aviation Fellowship (2017–Present)

Todd J. Barre—1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	234	None

Marc M. Kole—1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee since 2008; Trustee since 2007	Senior Director of Finance, By The Hand Club for Kids (2015-Present); formerly, Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Senior Vice President of Finance, United Healthcare (2004-2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	234	None

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

61

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Yung Bong Lim—1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	234	None

Gary R. Wicker—1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer at RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider).	234	None

Donald H. Wilson—1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2007	Chairman, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-Present); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (2016-Present); formerly, Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	234	None

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

62

Trustees and Officers (continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below.

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Kevin M. Carome—1956 Invesco Ltd. Two Peachtree Pointe, 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director (2006-Present) and Executive Vice President (2008-Present), Invesco Group Services, Inc., Invesco Holding Company (US), Inc. and Invesco North American Holdings, Inc.; Director, Invesco Holding Company Limited (2007-Present); Executive Vice President (2008-Present), Invesco Investments (Bermuda) Ltd.; Manager, Horizon Flight Works LLC, Director and Executive Vice President, Invesco Finance, Inc. and Director, Invesco Finance PLC (2011-Present); Director and Secretary (2012-Present), Invesco Services (Bahamas) Private Limited; and Director and Executive Vice President (2014-Present), INVESCO Asset Management (Bermuda) Ltd.; formerly, Director and Chairman, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2006); Director, Invesco Investments (Bermuda) Ltd. (2008-2016); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	234	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

63

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Daniel E. Draper—1968 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2015	President and Principal Executive Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2015-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Chief Executive Officer and Principal Executive Officer (2016-Present) and Managing Director (2013-Present), Invesco Capital Management LLC; Senior Vice President, Invesco Distributors, Inc. (2014-Present); formerly, Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-2015) and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2015); Managing Director, Credit Suisse Asset Management (2010-2013) and Lyxor Asset Management/Societe Generale (2007-2010).

Kelli Gallegos—1970 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President and Treasurer	Since 2018	Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President, Principal Financial Officer (2016-Present) and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Assistant Treasurer Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); Assistant Treasurer, Invesco Capital Management LLC (2013-2018); and Assistant Vice President, The Invesco Funds (2008-2016).

Peter Hubbard—1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Sheri Morris—1964 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2012	President and Principal Executive Officer, The Invesco Funds (2016-Present); Treasurer, The Invesco Funds (2008-Present); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

64

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Anna Paglia—1974 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2011	Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2011-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015-Present); Head of Legal (2010-Present) and Secretary (2015-Present), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Rudolf E. Reitmann—1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

David Warren—1957 Invesco Canada Ltd. 5140 Yonge Street, Suite 800 Toronto, Ontario M2N 6X7	Vice President	Since 2009	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, and Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Managing Director—Chief Administrative Officer, Americas, Invesco Capital Management LLC; Senior Vice President, Invesco Advisers, Inc. (2009-Present); Director, Invesco Inc. (2009-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2011-Present); Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); Director, Invesco Corporate Class Inc. (2014-Present); Director, Invesco Global Direct Real Estate Feeder GP Ltd. (2015-Present); Director, Invesco Canada Holdings Inc. (2002-Present); Director, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée and Trimark Investments Ltd./Placements Trimark Ltée (2014-Present); Director, Invesco IP Holdings (Canada) Ltd. (2016-Present); Director, Invesco Global Direct Real Estate GP Ltd. (2015-Present); formerly, Senior Vice President, Invesco Management Group, Inc. (2007-2018); Executive Vice President and Chief Financial Officer, Invesco Inc. (2009-2015); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2011).

Melanie Zimdars—1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer of Invesco Capital Management LLC (2017-Present); Chief Compliance Officer of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer at ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/Chief Financial Officer at Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

65

(This Page Intentionally Left Blank)

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year on Form N-Q (or any successor Form). The Trust’s Forms N-Q (or any successor Form) are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2018 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	P-TRST2-FINC-AR-2	invesco.com/ETFs

Invesco Annual Report to Shareholders

October 31, 2018

PBTP	Invesco PureBetaSM 0-5 Yr US TIPS ETF
PBDM	Invesco PureBetaSM FTSE Developed ex-North America ETF
PBEE	Invesco PureBetaSM FTSE Emerging Markets ETF

2

The Market Environment

Domestic Equity

The fiscal year proved to be an increasingly volatile time for US equities. The fiscal year began in the final months of 2017 with several major US stock market indexes repeatedly reaching new highs amid strong corporate profits, the prospect of tax reform legislation and exceedingly low stock market volatility.

Stock market euphoria continued in January 2018 as US equity markets steadily moved higher. Investors remained enthused about the passage of the Tax Cuts and Jobs Act signed into law in late December 2017, which significantly cut corporate tax rates. However, in February 2018, volatility returned to the US stock and bond markets. Worries about how rising interest rates might affect economic growth, concerns about a potential trade war and heightened geopolitical tensions, caused the US stock markets to pull back and volatility to increase.

US equity markets generally recovered in the second quarter of 2018 as strong US retail sales and low unemployment buoyed markets. Throughout the summer, US equities moved higher as corporate profits surged. Several US equity indexes reached new highs despite potential headwinds including trade tensions, tariff announcements and contagion concerns over a Turkish currency crisis. After a relatively quiet summer, market volatility markedly rose in the final month of the fiscal year. US equity markets suffered a sharp sell-off in October 2018 amid rising interest rates and concerns that higher inflation could mean a more restrictive monetary policy. In this environment, there was a flight to safety, as investors fled to defensive areas of the market and U.S. treasuries.

Given signs of a strong economy, the US Federal Reserve raised interest rates four times during the fiscal year: in December 2017 and in March, June and September 2018.1 In contrast, the European Central Bank and central banks in several other countries maintained extraordinarily accommodative monetary policies.

[1]	Source: US Federal Reserve

Global Equity

The fiscal year proved to be an increasingly volatile time for global equities. The fiscal year began in the final months of 2017 with several US stock market indexes repeatedly reaching new highs amid strong corporate profits, the prospect of tax reform legislation and exceedingly low stock market volatility. Despite a sharp uptick in volatility, particularly in October 2018, US markets, in general, still produced positive returns for the fiscal year. International markets, however, were meaningfully less robust, many experiencing flat to negative results for the fiscal year. This divergence between the US and other markets could be attributed to the strength of the US economy and the widely-held belief that the US could win trade wars with other countries.

At the beginning of 2018, markets saw significant turbulence in late January and early February, when stocks were whipsawed—first by concerns about accelerated US Federal Reserve (the Fed) tightening and then, later in the year, by fears of brewing trade wars and geopolitical tensions. After a relatively quiet summer, market volatility markedly rose again in the final month of the fiscal year. Global equity markets (particularly the US) suffered a sharp sell-off in October 2018 amid rising interest rates and concerns that higher inflation could result in a more restrictive monetary policy.

Global economic growth, in general, was solid despite weakness in emerging markets. During the fiscal year, emerging markets were impacted by both country-specific issues, as well as, more generalized pressure resulting from the Fed’s tightening policy. In this environment, economic growth unsurprisingly slowed in emerging markets. Within the eurozone, economic growth accelerated, although there was divergence among countries. In Japan, economic growth improved over the latter part of the fiscal year. The US experienced strong growth during the fiscal year due to robust consumer and business spending. In addition, unemployment rates remained low, job creation was strong and inflation remained relatively controlled.

At the close of the fiscal year, equity valuations in developed and emerging markets appeared relatively full in absolute terms—but overseas equity markets were trading at a material discount to those of the US. In sum, while valuations were not cheap, recent earnings growth and upward earnings revisions improved in many non-US developed markets.

Fixed Income

Throughout the fiscal year, US economic data remained positive; economic growth in the second quarter of 2018 was particularly strong. The US economy continued to add jobs, pushing the unemployment rate to 3.7% at the close of the fiscal year, while inflation remained subdued.1 Against this backdrop, the US Federal Reserve (the Fed) raised the federal funds target rate from a range of 1.00% to 1.25% at the start of the fiscal year to a range of 2.00% to 2.25% at the close of the fiscal year. This was accomplished with four 0.25% rate hikes in December 2017, and in March, June and September 2018.2 Working against these positive developments, however, were global macroeconomic headwinds in the form of geopolitical trade tension, sub-optimal inflation, and the lingering unknown of Brexit—the decision by UK voters to leave the European Union. These headwinds could limit future Fed rate hikes in the near-term. The Bank of Japan and the European Central Bank maintained their accommodative monetary policies by keeping real interest rates low in a continued attempt to stimulate growth and inflation by encouraging investors to spend rather than save. These actions continued to drive overseas investments into higher yielding segments of the fixed income markets.

3

The Market Environment (continued)

The 10-year US Treasury yield continued to move upward at the start of the fiscal year due to the continued strength of the global economy, the rising risks of inflation and the high probability of additional Fed rate hikes throughout the fiscal year. Due to these factors, the 10-year US Treasury note continued to rise in 2018, resulting in higher government yields and a move above 3.00%.3 The 10-year US Treasury yield ended the fiscal year at 3.14%, 76 basis points higher than at the beginning of the fiscal year.3 (A basis point is one one-hundredth of a percentage point.)

The broader bond market, as represented by the Bloomberg Barclays U.S. Aggregate Bond Index, returned -2.05% for the fiscal year. Negative performance was largely attributable to the broad increase in US Treasury yields, a widening of credit spreads and reduced overseas bond purchase demand during the fiscal year. All four primary sectors of the Bloomberg Barclays U.S. Aggregate Bond Index—government-related, corporate, securitized and treasury—posted negative returns for the fiscal year.

[1]	Bureau of Labor Statistics
[2]	US Federal Reserve
[3]	US Treasury Department

4

PBTP	Manager’s Analysis
Invesco PureBetaSM 0-5 Yr US TIPS ETF (PBTP)

As an index fund, the Invesco PureBetaSM 0-5 Yr US TIPS ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the ICE BofAML 0-5 Year US Inflation-Linked Treasury IndexSM (the “Index”). The Fund generally will invest at least 80% of its total assets in the component securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, ICE Data Indices, LLC (the “Index Provider”) compiles, maintains and calculates the Index, which is designed to measure the performance of the shorter maturity subset of the U.S. Treasury Inflation-Protected Securities (“TIPS”) market, represented by TIPS with a remaining maturity of at least one month and less than five years. TIPS are U.S. dollar-denominated, U.S. government debt securities that are publicly offered for sale in the United States. TIPS are “inflation-linked,” meaning that their principal and interest payments are tied to inflation (as measured by the Consumer Price Index). TIPS are issued by the U.S. Treasury, and their payments are supported by the full faith and credit of the United States.

To qualify for inclusion in the Index, securities must have: (i) at least one month but less than five years remaining term to final maturity; (ii) at least 18 months to maturity when issued; and (iii) a minimum amount outstanding of $1 billion. Original issue zero coupon bonds may be included in the Index, and the amounts outstanding of qualifying coupon securities are not reduced by any portions that have been stripped. Index constituents are market capitalization weighted. The Fund generally invests in all of the securities comprising its Index in proportion to their weightings in the Index.

During the fiscal year ended October 31, 2018, on a market price basis, the Fund returned 0.33%. On a net asset value (“NAV”) basis, the Fund returned 0.33%. During the same time period, the Index returned 0.42%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses incurred by the Fund during the period.

For the fiscal year ended October 31, 2018, bonds with maturities between 1.1 and 1.5 years contributed most significantly to the Fund’s return, followed by bonds with maturities between 0.9 and 1.0 years and bonds with maturities of 0.7 to 0.8 years, respectively. Bonds with maturities between 4 and 5 years detracted most significantly from the Fund’s return, followed by bonds with maturities between 3 and 4 years.

Positions that contributed most significantly to the Fund’s return included United States Treasury Inflation Index Bond, 0.125% coupon, due 04/15/2019 (portfolio average weight of 9.51%) and United States Treasury Inflation Index Bond, 0.125% coupon, due 04/15/2018 (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included United States Treasury Inflation Index Bond, 0.375% coupon, due 07/15/2023 (portfolio average weight of 2.03%), and United States Treasury Inflation Index Bond, 0.125% coupon, due 07/15/2022 (portfolio average weight of 7.86%).

Duration Breakdown (% of the Fund’s Net Assets) as of October 31, 2018
Maturing in 0-5 Years	99.9
Money Market Fund Plus Other Assets Less Liabilities	0.1

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2018
Security
U.S. Treasury Inflation—Indexed Note, 0.125%, 04/15/2019	9.1
U.S. Treasury Inflation—Indexed Note, 0.125%, 04/15/2020	9.1
U.S. Treasury Inflation—Indexed Note, 0.125%, 04/15/2021	8.0
U.S. Treasury Inflation—Indexed Note, 0.125%, 01/15/2022	7.7
U.S. Treasury Inflation—Indexed Note, 0.125%, 04/15/2022	7.6
U.S. Treasury Inflation—Indexed Note, 0.125%, 07/15/2022	7.5
U.S. Treasury Inflation—Indexed Note, 0.375%, 07/15/2023	7.4
U.S. Treasury Inflation—Indexed Note, 0.125%, 01/15/2023	7.4
U.S. Treasury Inflation—Indexed Note, 1.125%, 01/15/2021	7.2
U.S. Treasury Inflation—Indexed Note, 0.625%, 07/15/2021	6.8
Total	77.8

*	Excluding money market fund holdings.

5

Invesco PureBetaSM 0-5 Yr US TIPS ETF (PBTP) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of October 31, 2018

	1 Year	Fund Inception
Index		Average Annualized	Cumulative
ICE BofAML 0-5 Year US Inflation-Linked Treasury IndexSM	0.42%	0.46%	0.51%
Fund
NAV Return	0.33	0.40	0.45
Market Price Return	0.33	0.40	0.45

Fund Inception: September 22, 2017

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.07% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in their respective constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Index and Fund Performance History:

-Average Annualized and Cumulative Inception returns for the Fund and Index are based on the inception date of the Fund.

6

PBDM	Manager’s Analysis
Invesco PureBetaSM FTSE Developed ex-North America ETF (PBDM)

As an index fund, the Invesco PureBetaSM FTSE Developed ex-North America ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the FTSE Developed ex North America Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Index, as well as American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that are based on the securities in the Index.

Strictly in accordance with its guidelines and mandated procedures, FTSE International Limited (the “Index Provider”) compiles, maintains and calculates the Index, which is designed to measure the performance of the large- and mid-capitalization segments of equity markets of countries around the world that are classified as developed markets within the country classification definition of the Index Provider, excluding the United States and Canada. The Fund generally invests in all of the securities comprising its Index in proportion to their weightings in the Index.

During the fiscal year ended October 31, 2018, on a market price basis, the Fund returned (7.30)%. On a net asset value (“NAV”) basis, the Fund returned (7.60)%. During the same time period, the Index returned (7.53)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses incurred by the Fund during the period.

For the fiscal year ended October 31, 2018, the energy sector contributed most significantly to the Fund’s return, followed by the health care sector. The financials sector detracted most significantly from the Fund’s return, followed by the industrials and consumer discretionary sectors, respectively.

Positions that contributed most significantly to the Fund’s return included Novartis AG, a pharmaceuticals company (portfolio average weight of 1.13%), and Sony Corp., a household durables company (portfolio average weight of 0.40%). Positions that detracted most significantly from the Fund’s return included Samsung Electronics Co., Ltd., a technology hardware, storage & peripherals company (portfolio average weight of 1.31%), and Bayer AG, a pharmaceuticals company (portfolio average weight of 0.60%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2018
Financials	19.4
Industrials	14.6
Health Care	11.0
Consumer Discretionary	10.9
Consumer Staples	10.9
Materials	7.8
Information Technology	7.3
Energy	6.0
Communication Services	5.3
Real Estate	3.3
Utilities	3.3
Money Market Fund Plus Other Assets Less Liabilities	0.2

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2018
Security
Nestle SA	1.8
Novartis AG	1.3
Samsung Electronics Co. Ltd.	1.2
Roche Holding AG	1.2
HSBC Holdings PLC	1.1
Total SA	1.0
Royal Dutch Shell PLC, Class A	1.0
Toyota Motor Corp.	1.0
BP PLC	1.0
Royal Dutch Shell PLC, Class B	0.8
Total	11.4

*	Excluding money market fund holdings.

7

Invesco PureBetaSM FTSE Developed ex-North America ETF (PBDM) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of October 31, 2018

	1 Year	Fund Inception
Index		Average Annualized	Cumulative
FTSE Developed ex North America Index (Net)	(7.53)%	(5.27)%	(5.80)%
Fund
NAV Return	(7.60)	(5.39)	(5.94)
Market Price Return	(7.30)	(4.84)	(5.34)

Fund Inception: September 22, 2017

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.07% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in their respective constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Index and Fund Performance History:

-Average Annualized and Cumulative Inception returns for the Fund and Index are based on the inception date of the Fund.

-Net returns reflect reinvested dividends net of withholding taxes.

8

PBEE	Manager’s Analysis
Invesco PureBetaSM FTSE Emerging Markets ETF (PBEE)

As an index fund, the Invesco PureBetaSM FTSE Emerging Markets ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the FTSE Emerging Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Index, as well as American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that are based on the securities in the Index.

Strictly in accordance with its guidelines and mandated procedures, FTSE International Limited (the “Index Provider”) compiles, maintains and calculates the Index, which is designed to measure the performance of the large- and mid-capitalization segments of equity markets of countries around the world that are classified as emerging markets within the country classification definition of the Index Provider. The Index Provider defines the large- and mid-capitalization segments as approximately the top 90% of the eligible universe. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

During the fiscal year ended October 31, 2018, on a market price basis, the Fund returned (11.38)%. On a net asset value (“NAV”) basis, the Fund returned (11.28)%. During the same time period, the Index returned (10.91)%. During the fiscal year, the Fund utilized a sampling methodology to achieve exposure to the Indian and Russian securities included in the Index. The Fund’s performance (NAV basis) differed from the return of the Index primarily due to the impact of the sampling methodology utilized with respect to these Indian and Russian securities, performance differences resulting from the Fund’s use of GDRs and ADRs, and the fees and expenses that the Fund incurred during the period.

For the fiscal year ended October 31, 2018, the energy sector contributed most significantly to the Fund’s return. The communication services sector detracted most significantly from the Fund’s return, followed by the consumer discretionary and financials sectors, respectively.

Positions that contributed most significantly to the Fund’s return included Vale S.A., a metals & mining company (portfolio average weight of 0.96%), and Infosys Limited Sponsored ADR, an IT services company (portfolio average weight of 1.53%). Positions that detracted most significantly from the Fund’s return included Tencent Holdings Ltd., an interactive media & services company (portfolio average weight of 6.04%), and Alibaba group Holding Ltd. Sponsored ADR, an internet & direct marketing retail company (portfolio average weight of 3.08%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2018
Financials	29.5
Communication Services	14.0
Information Technology	10.4
Consumer Discretionary	9.5
Energy	9.5
Materials	7.9
Consumer Staples	5.2
Industrials	5.1
Real Estate	3.3
Utilities	2.9
Health Care	2.6
Other Assets Less Liabilities	0.1

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2018
Security
Tencent Holdings Ltd.	4.7
Taiwan Semiconductor Manufacturing Co. Ltd.	4.4
Invesco India ETF	4.3
Alibaba Group Holding Ltd. ADR	3.8
Naspers Ltd., Class N	1.8
Infosys Ltd. ADR	1.8
China Construction Bank Corp., H-Shares	1.7
Vale SA	1.3
Baidu, Inc. ADR	1.3
Industrial & Commercial Bank of China Ltd., H-Shares	1.3
Total	26.4

9

Invesco PureBetaSM FTSE Emerging Markets ETF (PBEE) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of October 31, 2018

	1 Year	Fund Inception
Index		Average Annualized	Cumulative
FTSE Emerging Index (Net)	(10.91)%	(9.46)%	(10.40)%
Fund
NAV Return	(11.28)	(9.41)	(10.35)
Market Price Return	(11.38)	(10.68)	(11.73)

Fund Inception: September 22, 2017

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.14% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in their respective constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Index and Fund Performance History:

-Average Annualized and Cumulative Inception returns for the Fund and Index are based on the inception date of the Fund.

-Net returns reflect reinvested dividends net of withholding taxes.

10

Schedule of Investments

Invesco PureBetaSM 0-5 Yr US TIPS ETF (PBTP)

October 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	U.S. Treasury Securities—99.8%
	U.S. Treasury Inflation—Indexed Notes—99.8%(a)
$72,813	U.S. Treasury Inflation—Indexed Notes	2.125%	01/15/2019	$72,841
224,901	U.S. Treasury Inflation—Indexed Notes	0.125	04/15/2019	222,993
74,397	U.S. Treasury Inflation—Indexed Notes	1.875	07/15/2019	74,984
92,115	U.S. Treasury Inflation—Indexed Notes	1.375	01/15/2020	92,370
226,111	U.S. Treasury Inflation—Indexed Notes	0.125	04/15/2020	222,310
156,662	U.S. Treasury Inflation—Indexed Notes	1.250	07/15/2020	157,544
176,355	U.S. Treasury Inflation—Indexed Notes	1.125	01/15/2021	176,528
200,009	U.S. Treasury Inflation—Indexed Notes	0.125	04/15/2021	194,984
167,811	U.S. Treasury Inflation—Indexed Notes	0.625	07/15/2021	166,442
192,729	U.S. Treasury Inflation—Indexed Notes	0.125	01/15/2022	187,120
192,326	U.S. Treasury Inflation—Indexed Notes	0.125	04/15/2022	185,939
187,495	U.S. Treasury Inflation—Indexed Notes	0.125	07/15/2022	182,017
187,343	U.S. Treasury Inflation—Indexed Notes	0.125	01/15/2023	180,404
140,087	U.S. Treasury Inflation—Indexed Notes	0.625	04/15/2023	137,457
185,275	U.S. Treasury Inflation—Indexed Notes	0.375	07/15/2023	180,555

	Total U.S. Treasury Securities (Cost $2,489,034)			2,434,488

Number of Shares
	Money Market Fund—0.1%
2,443	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 2.08%(b) (Cost $2,443)			2,443

	Total Investments in Securities (Cost $2,491,477)—99.9%			2,436,931
	Other assets less liabilities—0.1%			3,090

	Net Assets—100.0%			$2,440,021

Notes to Schedule of Investments:

(a)	Principal amount of security and interest payments are adjusted for inflation. See Note 2J.
(b)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2018.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11

Schedule of Investments

Invesco PureBetaSM FTSE Developed ex-North America ETF (PBDM)

October 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests—99.8%
	Australia—7.2%
72	Adelaide Brighton Ltd.	$289
104	AGL Energy Ltd.	1,327
80	ALS Ltd.	463
397	Alumina Ltd.	717
184	Amcor Ltd.	1,734
465	AMP Ltd.	814
23	Ansell Ltd.	378
172	APA Group	1,170
101	Aristocrat Leisure Ltd.	1,897
31	ASX Ltd.	1,300
103	Atlas Arteria Ltd.	499
312	Aurizon Holdings Ltd.	929
280	AusNet Services	339
448	Australia & New Zealand Banking Group Ltd.	8,233
62	Bank of Queensland Ltd.	424
76	Bendigo & Adelaide Bank Ltd.	551
497	BHP Billiton Ltd.	11,346
323	BHP Billiton PLC	6,448
90	BlueScope Steel Ltd.	917
185	Boral Ltd.	736
252	Brambles Ltd.	1,897
41	Caltex Australia Ltd.	821
91	Challenger Ltd.	662
15	CIMIC Group Ltd.	503
84	Coca-Cola Amatil Ltd.	590
9	Cochlear Ltd.	1,133
278	Commonwealth Bank of Australia	13,641
77	Computershare Ltd.	1,079
56	Crown Resorts Ltd.	496
70	CSL Ltd.	9,327
80	CSR Ltd.	200
162	Dexus REIT	1,171
36	Domain Holdings Australia Ltd.	63
10	Domino’s Pizza Enterprises Ltd.	383
94	Downer EDI Ltd.	461
62	DuluxGroup Ltd.	325
161	Evolution Mining Ltd.	340
365	Fairfax Media Ltd.	166
9	Flight Centre Travel Group Ltd.	296
255	Fortescue Metals Group Ltd.	723
279	Goodman Group REIT	2,053
286	GPT Group (The) REIT	1,046
84	Harvey Norman Holdings Ltd.	190
275	Healthscope Ltd.	411
66	Iluka Resources Ltd.	377
268	Incitec Pivot Ltd.	741
366	Insurance Australia Group Ltd.	1,772
58	IOOF Holdings Ltd.	280
89	LendLease Group	1,110
48	Macquarie Group Ltd.	3,987
20	Magellan Financial Group Ltd.	378
437	Medibank Private Ltd.	864
154	Metcash Ltd.	300
588	Mirvac Group REIT	904
420	National Australia Bank Ltd.	7,504
122	Newcrest Mining Ltd.	1,782
49	Nufarm Ltd.	198

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Australia (continued)
216	Oil Search Ltd.	$1,189
60	Orica Ltd.	730
278	Origin Energy Ltd.(a)	1,436
192	Orora Ltd.	457
47	OZ Minerals Ltd.	301
7	Perpetual Ltd.	172
37	Platinum Asset Management Ltd.	128
101	Qantas Airways Ltd.	392
218	QBE Insurance Group Ltd.	1,749
20	Ramsay Health Care Ltd.	797
8	REA Group Ltd.	406
65	Rio Tinto Ltd.	3,520
183	Rio Tinto PLC	8,894
281	Santos Ltd.	1,322
812	Scentre Group REIT	2,290
55	SEEK Ltd.	696
16	Seven Group Holdings Ltd.	201
118	Shopping Centres Australasia Property Group REIT	215
67	Sonic Healthcare Ltd.	1,071
788	South32 Ltd.	2,022
131	Star Entertainment Group Ltd. (The)	440
384	Stockland REIT	982
205	Suncorp Group Ltd.	2,036
175	Sydney Airport	799
299	Tabcorp Holdings Ltd.	979
661	Telstra Corp. Ltd.	1,443
57	TPG Telecom Ltd.	290
413	Transurban Group	3,319
109	Treasury Wine Estates Ltd.	1,168
520	Vicinity Centres REIT	977
95	Vocus Group Ltd.(a)	231
174	Wesfarmers Ltd.	5,749
531	Westpac Banking Corp.	10,105
108	Whitehaven Coal Ltd.	371
154	Woodside Petroleum Ltd.	3,804
205	Woolworths Group Ltd.	4,131
59	WorleyParsons Ltd.	610
23	WorleyParsons Ltd. Rts. expiring 11/12/18(a)	0

		164,107

	Austria—0.3%
12	ams AG(a)	467
11	ANDRITZ AG	570
44	Erste Group Bank AG(a)	1,795
22	OMV AG	1,225
20	Raiffeisen Bank International AG	546
22	Telekom Austria AG, Class A(a)	163
5	Verbund AG	202
6	Vienna Insurance Group AG Wiener Versicherung Gruppe	160
18	voestalpine AG	640

		5,768

	Belgium—0.9%
3	Ackermans & van Haaren NV	473
29	Ageas	1,453

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12

Invesco PureBetaSM FTSE Developed ex-North America ETF (PBDM) (continued)

October 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Belgium (continued)
117	Anheuser-Busch InBev SA/NV	$8,635
16	bpost SA	243
8	Colruyt SA	465
11	Groupe Bruxelles Lambert SA	1,024
43	KBC Group NV	2,967
22	Proximus SADP	562
2	Sofina SA	383
11	Solvay SA	1,255
8	Telenet Group Holding NV	389
19	UCB SA	1,597
33	Umicore SA	1,555

		21,001

	Chile—0.0%
55	Antofagasta PLC	552

	China—0.3%
110	AAC Technologies Holdings, Inc.	837
569	BOC Hong Kong (Holdings) Ltd.	2,127
424	China Mengniu Dairy Co. Ltd.(a)	1,249
398	China Travel International Investment Hong Kong Ltd.	107
455	FIH Mobile Ltd.(a)	42
369	Guotai Junan International Holdings Ltd.	67
87	Kerry Logistics Network Ltd.	138
109	Minth Group Ltd.	353
351	MMG Ltd.(a)	132
129	Nexteer Automotive Group Ltd.	181
444	Semiconductor Manufacturing International Corp.(a)	366
567	Shougang Fushan Resources Group Ltd.	114
546	Shui On Land Ltd.	110
295	Tingyi Cayman Islands Holding Corp.	436
162	Towngas China Co. Ltd.(a)	118
182	Uni-President China Holdings Ltd.	177
874	Want Want China Holdings Ltd.	624
495	Xinyi Solar Holdings Ltd.	155

		7,333

	Denmark—1.5%
23	Ambu A/S, Class B	480
1	AP Moller—Maersk A/S, Class A	1,191
1	AP Moller—Maersk A/S, Class B	1,270
16	Carlsberg A/S, Class B	1,766
15	Chr. Hansen Holding A/S	1,517
21	Coloplast A/S, Class B	1,961
103	Danske Bank A/S	1,976
28	DSV A/S	2,252
9	Genmab A/S(a)	1,233
21	GN Store Nord A/S	892
9	H. Lundbeck A/S	420
29	ISS A/S	954
11	Jyske Bank A/S	450
265	Novo Nordisk A/S, Class B	11,466
31	Novozymes A/S, Class B	1,532
23	Orsted A/S(b)	1,462
17	Pandora A/S	1,064

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Denmark (continued)
1	Rockwool International A/S, Class B	$342
17	Tryg A/S	411
30	Vestas Wind Systems A/S	1,882
18	William Demant Holding A/S(a)	593

		35,114

	Finland—1.2%
23	Elisa Oyj	916
68	Fortum Oyj	1,433
14	Huhtamaki Oyj	393
11	Kesko Oyj, Class B	643
60	Kone Oyj, Class B	2,925
17	Metso Oyj	538
21	Neste Oyj	1,731
877	Nokia Oyj	4,968
21	Nokian Renkaat Oyj	668
487	Nordea Bank Abp	4,241
16	Orion Oyj, Class B	551
76	Sampo Oyj, Class A	3,501
86	Stora Enso Oyj, Class R	1,297
83	UPM-Kymmene Oyj	2,672
71	Wartsila Oyj Abp	1,211

		27,688

	France—9.6%
31	Accor SA	1,420
4	Aeroports de Paris	838
34	Air France-KLM(a)	330
65	Air Liquide SA	7,880
85	Airbus SE	9,410
13	ALD SA(b)	194
24	Alstom SA	1,051
9	Amundi SA(b)	536
11	Arkema SA	1,156
14	Atos SE	1,202
300	AXA SA	7,526
6	bioMerieux	458
172	BNP Paribas SA	8,990
155	Bollore SA	657
32	Bouygues SA	1,169
40	Bureau Veritas SA	904
24	Capgemini SE	2,937
87	Carrefour SA	1,691
9	Casino Guichard Perrachon SA	398
76	Cie de Saint-Gobain	2,862
27	Cie Generale des Etablissements Michelin SCA	2,776
9	CIE Plastic Omnium SA	251
25	CNP Assurances	558
6	Covivio REIT	603
174	Credit Agricole SA	2,233
92	Danone SA	6,523
20	Dassault Systemes SE	2,512
37	Edenred	1,406
11	Eiffage SA	1,077
76	Electricite de France SA	1,264
30	Elis SA	606
252	Engie SA	3,362

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13

Invesco PureBetaSM FTSE Developed ex-North America ETF (PBDM) (continued)

October 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	France (continued)
32	Essilorluxottica SA	$4,378
7	Eurazeo SE	512
27	Eutelsat Communications SA	548
11	Faurecia SA	535
8	Gecina SA REIT	1,176
72	Getlink SE	907
5	Hermes International	2,861
5	ICADE REIT	424
4	Iliad SA	463
6	Imerys SA	371
10	Ingenico Group SA	710
5	Ipsen SA	695
11	JCDecaux SA	362
12	Kering SA	5,352
31	Klepierre SA REIT	1,054
18	Lagardere SCA	493
41	Legrand SA	2,682
38	L’Oreal SA	8,564
39	LVMH Moet Hennessy Louis Vuitton SE	11,878
133	Natixis SA	779
294	Orange SA	4,604
7	Orpea	863
33	Pernod Ricard SA	5,040
84	Peugeot SA	2,002
33	Publicis Groupe SA	1,916
4	Remy Cointreau SA	475
29	Renault SA	2,171
48	Rexel SA	613
12	Rubis SCA	621
52	Safran SA	6,720
171	Sanofi	15,275
4	Sartorius Stedim Biotech	497
79	Schneider Electric SE	5,725
25	SCOR SE	1,158
4	SEB SA	574
4	Societe BIC SA	383
110	Societe Generale SA	4,048
14	Sodexo SA	1,430
58	Suez	840
9	Teleperformance	1,485
16	Thales SA	2,049
393	Total SA	23,137
13	Ubisoft Entertainment SA(a)	1,171
21	Unibail-Rodamco-Westfield REIT	3,814
38	Valeo SA	1,229
78	Veolia Environnement SA	1,557
72	Vinci SA	6,435
148	Vivendi SA	3,579
4	Wendel SA	519
6	Worldline SA(a)(b)	316

		219,770

	Germany—8.4%
7	1&1 Drillisch AG	313
31	adidas AG	7,306
67	Allianz SE	14,002
98	Aroundtown SA	814

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Germany (continued)
7	Axel Springer SE	$466
145	BASF SE	11,177
148	Bayer AG	11,366
50	Bayerische Motoren Werke AG	4,319
9	Bayerische Motoren Werke AG (Preference Shares)	680
15	Beiersdorf AG	1,553
25	Brenntag AG	1,308
6	Carl Zeiss Meditec AG-BR	493
26	Ceconomy AG	133
165	Commerzbank AG(a)	1,559
17	Continental AG	2,811
28	Covestro AG(b)	1,812
137	Daimler AG	8,128
17	Delivery Hero Se(a)(b)	686
295	Deutsche Bank AG	2,892
29	Deutsche Boerse AG	3,675
37	Deutsche Lufthansa AG	745
149	Deutsche Post AG	4,719
498	Deutsche Telekom AG	8,179
56	Deutsche Wohnen SE	2,566
5	Dws Group GMBH & Co. KGAA(a)(b)	140
327	E.ON SE	3,170
24	Evonik Industries AG	745
4	Fielmann AG	249
6	Fraport AG Frankfurt Airport Services Worldwide	464
33	Fresenius Medical Care AG & Co. KGaA	2,592
63	Fresenius SE & Co. KGaA	4,017
5	FUCHS PETROLUB SE	217
11	FUCHS PETROLUB SE (Preference Shares)	510
26	GEA Group AG	791
4	GRENKE AG	384
9	Hannover Rueck SE	1,215
4	Hapag-Lloyd AG(b)	148
23	HeidelbergCement AG	1,564
7	Hella GmbH & Co. KGaA	328
16	Henkel AG & Co. KGaA	1,570
27	Henkel AG & Co. KGaA (Preference Shares)	2,955
3	HOCHTIEF AG	445
10	HUGO BOSS AG	716
173	Infineon Technologies AG	3,471
20	Innogy SE(b)	884
30	K+S AG	560
11	KION Group AG	644
7	Knorr-Bremse AG(a)	635
14	LANXESS AG	869
10	LEG Immobilien AG	1,095
5	MAN SE	521
20	Merck KGaA	2,144
26	METRO AG	392
8	MTU Aero Engines AG	1,702
23	Muenchener Rueckversicherungs-Gesellschaft AG In Muenchen	4,950
15	OSRAM Licht AG	609
24	Porsche Automobil Holding SE (Preference Shares)	1,530

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14

Invesco PureBetaSM FTSE Developed ex-North America ETF (PBDM) (continued)

October 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Germany (continued)
36	ProSiebenSat.1 Media SE	$833
1	Puma SE	514
1	Rational AG	580
7	Rheinmetall AG	607
10	Rocket Internet SE(a)(b)	289
83	RWE AG	1,619
6	RWE AG (Preference Shares)	100
150	SAP SE	16,088
5	Sartorius AG (Preference Shares)	725
17	Scout24 AG(b)	706
119	Siemens AG	13,715
21	Siemens Healthineers AG(a)(b)	871
3	STADA Arzneimittel AG	278
12	Suedzucker AG	186
19	Symrise AG	1,597
6	Talanx AG	215
106	Telefonica Deutschland Holding AG	413
74	thyssenkrupp AG	1,557
69	TUI AG	1,145
31	Uniper SE	896
18	United Internet AG	746
5	Volkswagen AG	826
28	Volkswagen AG (Preference Shares)	4,719
80	Vonovia SE	3,664
2	Wacker Chemie AG	179
18	Wirecard AG	3,373
21	Zalando SE(a)(b)	814

		191,183

	Hong Kong—2.9%
1,855	AIA Group Ltd.	14,044
43	ASM Pacific Technology Ltd.	371
188	Bank of East Asia Ltd. (The)	609
462	Brightoil Petroleum Holdings Ltd.(a)(c)	44
53	Cafe de Coral Holdings Ltd.	115
125	Cathay Pacific Airways Ltd.	159
309	Champion REIT	208
169	Chow Tai Fook Jewellery Group Ltd.	148
413	CK Asset Holdings Ltd.	2,682
411	CK Hutchison Holdings Ltd.	4,139
98	CK Infrastructure Holdings Ltd.	716
253	CLP Holdings Ltd.	2,837
58	Dah Sing Banking Group Ltd.	110
23	Dah Sing Financial Holdings Ltd.	123
47	Dairy Farm International Holdings Ltd.	424
369	First Pacific Co. Ltd.	165
335	Galaxy Entertainment Group Ltd.	1,812
43	Great Eagle Holdings Ltd.	196
355	Haitong International Securities Group Ltd.	116
138	Hang Lung Group Ltd.	339
321	Hang Lung Properties Ltd.	582
110	Hang Seng Bank Ltd.	2,576
187	Henderson Land Development Co. Ltd.	871
1,376	Hong Kong & China Gas Co. Ltd.	2,626
194	Hong Kong Exchanges & Clearing Ltd.	5,147
185	Hongkong Land Holdings Ltd.	1,095
90	Hopewell Holdings Ltd.	278

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Hong Kong (continued)
141	Huabao International Holdings Ltd.	$66
802	Hutchison Port Holdings Trust	197
204	Hutchison Telecommunications Hong Kong Holdings Ltd.	75
98	Hysan Development Co. Ltd.	459
33	Jardine Matheson Holdings Ltd.	1,904
29	Jardine Strategic Holdings Ltd.	972
54	Johnson Electric Holdings Ltd.	121
94	Kerry Properties Ltd.	296
917	Li & Fung Ltd.	181
71	Lifestyle International Holdings Ltd.	123
329	Link REIT	2,917
126	Melco International Development Ltd.	215
222	MTR Corp. Ltd.	1,076
872	New World Development Co. Ltd.	1,106
221	NWS Holdings Ltd.	438
659	PCCW Ltd.	362
207	Power Assets Holdings Ltd.	1,382
164	Sa Sa International Holdings Ltd.	63
175	Shangri-La Asia Ltd.	239
293	Shun Tak Holdings Ltd.	94
470	Sino Land Co. Ltd.	737
348	Sun Art Retail Group Ltd.	380
218	Sun Hung Kai Properties Ltd.	2,834
80	Swire Pacific Ltd., Class A	830
146	Swire Pacific Ltd., Class B	235
167	Swire Properties Ltd.	570
198	Techtronic Industries Co. Ltd.	927
46	Television Broadcasts Ltd.	97
25	VTech Holdings Ltd.	293
1,328	WH Group Ltd.(b)	930
193	Wharf Holdings Ltd. (The)	482
193	Wharf Real Estate Investment Co. Ltd.	1,195
130	Wheelock & Co. Ltd.	694
317	Xinyi Glass Holdings Ltd.	314
114	Yue Yuen Industrial Holdings Ltd.	312

		65,648

	India—0.0%
1,011	Golden Agri-Resources Ltd.	186

	Ireland—0.6%
120	AIB Group PLC	581
146	Bank of Ireland Group PLC	1,036
127	CRH PLC	3,812
31	Glanbia PLC	549
70	James Hardie Industries PLC	932
23	Kerry Group PLC, Class A	2,359
24	Kingspan Group PLC	1,044
13	Paddy Power Betfair PLC	1,116
38	Smurfit Kappa Group PLC	1,246

		12,675

	Israel—0.5%
10	Airport City Ltd.(a)	116
16	Alony Hetz Properties & Investments Ltd.	152
18	Amot Investments Ltd.	89
5	Azrieli Group Ltd.	243

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15

Invesco PureBetaSM FTSE Developed ex-North America ETF (PBDM) (continued)

October 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Israel (continued)
163	Bank Hapoalim BM	$1,103
228	Bank Leumi Le-Israel BM	1,422
324	Bezeq The Israeli Telecommunication Corp. Ltd.	372
1	Delek Group Ltd.	168
3	Elbit Systems Ltd.	359
8	First International Bank of Israel Ltd.	172
15	Gazit-Globe Ltd.	125
18	Harel Insurance Investments & Financial Services Ltd.	132
99	Israel Chemicals Ltd.	571
1	Israel Corp. Ltd. (The)	293
185	Israel Discount Bank Ltd., Class A	605
7	Mazor Robotics Ltd.(a)	203
2	Melisron Ltd.	85
87	Migdal Insurance & Financial Holding Ltd.	96
20	Mizrahi Tefahot Bank Ltd.	337
9	Nice Ltd.(a)	954
237	Oil Refineries Ltd.	113
1	Paz Oil Co. Ltd.	150
20	Phoenix Holdings Ltd. (The)	111
43	Shikun & Binui Ltd.(a)	82
17	Shufersal Ltd.	108
3	SodaStream International Ltd.(a)	430
6	Strauss Group Ltd.	132
141	Teva Pharmaceutical Industries Ltd.	2,813
15	Tower Semiconductor Ltd.(a)	232

		11,768

	Italy—2.0%
245	A2A SpA	395
199	Assicurazioni Generali SpA	3,220
84	Atlantia SpA	1,690
40	Banca Mediolanum SpA	232
241	Banco BPM SpA(a)	454
11	Buzzi Unicem SpA	212
10	Buzzi Unicem SpA-RSP	112
90	Davide Campari-Milano SpA	693
2	DiaSorin SpA	190
1,204	Enel SpA	5,912
387	Eni SpA	6,887
19	Ferrari NV	2,228
62	Finecobank Banca Fineco SpA	650
2,316	Intesa Sanpaolo SpA	5,125
78	Italgas SpA	403
61	Leonardo SpA	663
24	Luxottica Group SpA	1,510
55	Mediaset SpA(a)	166
92	Mediobanca Banca di Credito Finanziario SpA	808
26	Moncler SpA	904
30	Parmalat SpA	92
67	Pirelli & C SpA(a)(b)	493
73	Poste Italiane SpA(b)	525
81	PRADA SpA	286
40	Prysmian SpA	778
16	Recordati SpA	542
91	Saipem SpA(a)	499
7	Salvatore Ferragamo SpA	166

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Italy (continued)
352	Snam SpA	$1,457
1,600	Telecom Italia SpA(a)	941
957	Telecom Italia SpA-RSP	485
224	Terna Rete Elettrica Nazionale SpA	1,159
342	Unicredit SpA	4,385
156	Unione di Banche Italiane SpA	477
116	UnipolSai Assicurazioni SpA	254

		44,993

	Japan—24.7%
11	77 Bank Ltd. (The)	228
4	ABC-Mart, Inc.	234
60	Acom Co. Ltd.	222
28	Advantest Corp.	516
110	Aeon Co. Ltd.	2,524
18	AEON Financial Service Co. Ltd.	353
19	Aeon Mall Co. Ltd.	352
30	AGC, Inc.	986
8	Aica Kogyo Co. Ltd.	238
46	Aiful Corp.(a)	121
4	Ain Holdings, Inc.	313
24	Air Water, Inc.	389
28	Aisin Seiki Co. Ltd.	1,100
80	Ajinomoto Co., Inc.	1,295
28	Alfresa Holdings Corp.	748
30	Alps Electric Co. Ltd.	712
52	Amada Holdings Co. Ltd.	490
18	ANA Holdings, Inc.	605
7	Aoyama Trading Co. Ltd.	212
18	Aozora Bank Ltd.	621
14	Aplus Financial Co. Ltd.(a)	13
3	Ariake Japan Co. Ltd.	266
60	Asahi Group Holdings Ltd.	2,641
16	Asahi Intecc Co. Ltd.	654
197	Asahi Kasei Corp.	2,369
28	Asics Corp.	407
3	ASKUL Corp.	83
300	Astellas Pharma, Inc.	4,644
10	Autobacs Seven Co. Ltd.	161
6	Awa Bank Ltd. (The)	163
20	Azbil Corp.	373
31	Bandai Namco Holdings, Inc.	1,103
11	Bank of Kyoto Ltd. (The)	496
5	Benefit One, Inc.	129
11	Benesse Holdings, Inc.	307
24	Bic Camera, Inc.	318
93	Bridgestone Corp.	3,595
37	Brother Industries Ltd.	679
12	Calbee, Inc.	399
7	Canon Marketing Japan, Inc.	133
158	Canon, Inc.	4,511
14	Capcom Co. Ltd.	291
34	Casio Computer Co. Ltd.	514
28	Central Japan Railway Co.	5,372
104	Chiba Bank Ltd. (The)	660
24	Chiyoda Corp.	120
111	Chubu Electric Power Co., Inc.	1,602

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16

Invesco PureBetaSM FTSE Developed ex-North America ETF (PBDM) (continued)

October 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Japan (continued)
34	Chugai Pharmaceutical Co. Ltd.	$1,997
27	Chugoku Bank Ltd. (The)	244
46	Chugoku Electric Power Co., Inc. (The)	592
3	Ci:z Holdings Co. Ltd.	156
43	Citizen Watch Co. Ltd.	247
23	Coca-Cola Bottlers Japan Holdings, Inc.	602
16	COMSYS Holdings Corp.	446
188	Concordia Financial Group Ltd.	863
10	Cosmo Energy Holdings Co. Ltd.	372
1	Cosmos Pharmaceutical Corp.	204
25	Credit Saison Co. Ltd.	398
15	CyberAgent, Inc.	637
47	Dai Nippon Printing Co. Ltd.	1,056
47	Daicel Corp.	498
6	Daido Steel Co. Ltd.	247
15	Daifuku Co. Ltd.	646
168	Dai-ichi Life Holdings, Inc.	3,180
96	Daiichi Sankyo Co. Ltd.	3,670
7	Daiichikosho Co. Ltd.	323
41	Daikin Industries Ltd.	4,768
5	Daikyo, Inc.	131
5	Daishi Hokuetsu Financial Group, Inc.	180
11	Daito Trust Construction Co. Ltd.	1,452
103	Daiwa House Industry Co. Ltd.	3,111
255	Daiwa Securities Group, Inc.	1,462
17	DeNA Co. Ltd.	284
14	Denka Co. Ltd.	457
70	Denso Corp.	3,132
35	Dentsu, Inc.	1,625
13	DIC Corp.	384
4	Disco Corp.	637
16	DMG Mori Co. Ltd.	232
19	Don Quijote Holdings Co. Ltd.	1,138
7	Dowa Holdings Co. Ltd.	204
57	East Japan Railway Co.	4,988
16	Ebara Corp.	468
41	Eisai Co. Ltd.	3,419
26	Electric Power Development Co. Ltd.	708
5	Exedy Corp.	123
8	Ezaki Glico Co. Ltd.	398
9	Familymart UNY Holdings Co. Ltd.	1,046
6	Fancl Corp.	265
30	FANUC Corp.	5,246
8	Fast Retailing Co. Ltd.	4,046
4	FP Corp.	205
18	Fuji Electric Co. Ltd.	552
7	Fuji Media Holdings, Inc.	114
7	Fuji Oil Holdings, Inc.	202
59	FUJIFILM Holdings Corp.	2,558
43	Fujikura Ltd.	186
9	Fujitsu General Ltd.	134
30	Fujitsu Ltd.	1,824
23	Fukuoka Financial Group, Inc.	567
5	Fukuyama Transporting Co. Ltd.	193
10	Furukawa Electric Co. Ltd.	271
3	Fuyo General Lease Co. Ltd.	167

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Japan (continued)
9	Glory Ltd.	$210
9	GMO Internet, Inc.	129
6	GMO Payment Gateway, Inc.	291
15	Gree, Inc.	63
12	GS Yuasa Corp.	247
59	GungHo Online Entertainment, Inc.	106
68	Gunma Bank Ltd. (The)	309
14	H2O Retailing Corp.	217
65	Hachijuni Bank Ltd. (The)	275
38	Hakuhodo DY Holdings, Inc.	635
21	Hamamatsu Photonics K.K.	703
34	Hankyu Hanshin Holdings, Inc.	1,121
44	Haseko Corp.	558
8	Heiwa Corp.	183
3	Hikari Tsushin, Inc.	524
42	Hino Motors Ltd.	404
5	Hirose Electric Co. Ltd.	475
46	Hiroshima Bank Ltd. (The)	285
5	HIS Co. Ltd.	152
11	Hisamitsu Pharmaceutical Co., Inc.	621
7	Hitachi Capital Corp.	172
16	Hitachi Chemical Co. Ltd.	253
17	Hitachi Construction Machinery Co. Ltd.	453
10	Hitachi High-Technologies Corp.	377
140	Hitachi Ltd.	4,295
31	Hitachi Metals Ltd.	366
7	Hitachi Transport System Ltd.	180
28	Hokkaido Electric Power Co., Inc.	164
20	Hokuhoku Financial Group, Inc.	249
27	Hokuriku Electric Power Co.(a)	252
267	Honda Motor Co. Ltd.	7,668
6	Horiba Ltd.	282
8	Hoshizaki Corp.	646
12	House Foods Group, Inc.	346
57	Hoya Corp.	3,240
56	Hulic Co. Ltd.	514
17	Ibiden Co. Ltd.	210
32	Ichigo, Inc.	105
23	Idemitsu Kosan Co. Ltd.	1,050
21	IHI Corp.	769
22	Iida Group Holdings Co. Ltd.	400
145	Inpex Corp.	1,670
57	Isetan Mitsukoshi Holdings Ltd.	667
79	Isuzu Motors Ltd.	1,037
9	Ito EN Ltd.	384
217	ITOCHU Corp.	4,028
16	ITOCHU Techno-Solutions Corp.	303
21	Itoham Yonekyu Holdings, Inc.	132
43	Iyo Bank Ltd. (The)	256
6	Izumi Co. Ltd.	326
39	J Front Retailing Co. Ltd.	512
5	JAFCO Co. Ltd.	193
19	Japan Airlines Co. Ltd.	676
7	Japan Airport Terminal Co. Ltd.	269
7	Japan Aviation Electronics Industry Ltd.	93
85	Japan Exchange Group, Inc.	1,526

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17

Invesco PureBetaSM FTSE Developed ex-North America ETF (PBDM) (continued)

October 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Japan (continued)
5	Japan Petroleum Exploration Co. Ltd.	$106
65	Japan Post Bank Co. Ltd.	759
210	Japan Post Holdings Co. Ltd.	2,493
10	Japan Post Insurance Co. Ltd.	238
10	Japan Steel Works Ltd. (The)	212
182	Japan Tobacco, Inc.	4,687
82	JFE Holdings, Inc.	1,548
34	JGC Corp.	660
30	JSR Corp.	448
36	JTEKT Corp.	449
487	JXTG Holdings, Inc.	3,319
12	Kagome Co. Ltd.	320
72	Kajima Corp.	929
21	Kakaku.com, Inc.	381
5	Kaken Pharmaceutical Co. Ltd.	251
16	Kamigumi Co. Ltd.	331
16	Kandenko Co. Ltd.	163
9	Kaneka Corp.	376
115	Kansai Electric Power Co., Inc. (The)	1,763
28	Kansai Mirai Financial Group, Inc.(a)	218
31	Kansai Paint Co. Ltd.	459
74	Kao Corp.	4,938
23	Kawasaki Heavy Industries Ltd.	546
13	Kawasaki Kisen Kaisha Ltd.(a)	174
275	KDDI Corp.	6,858
15	Keihan Holdings Co. Ltd.	569
39	Keikyu Corp.	577
18	Keio Corp.	978
22	Keisei Electric Railway Co. Ltd.	677
18	Keiyo Bank Ltd. (The)	132
18	Kewpie Corp.	415
14	Keyence Corp.	6,860
28	Kikkoman Corp.	1,541
21	Kinden Corp.	337
28	Kintetsu Group Holdings Co. Ltd.	1,074
127	Kirin Holdings Co. Ltd.	3,037
5	Kissei Pharmaceutical Co. Ltd.	144
10	Kobayashi Pharmaceutical Co. Ltd.	656
47	Kobe Steel Ltd.	378
9	Koei Tecmo Holdings Co. Ltd.	143
18	Koito Manufacturing Co. Ltd.	858
13	Kokuyo Co. Ltd.	206
140	Komatsu Ltd.	3,653
4	Komeri Co. Ltd.	104
15	Konami Holdings Corp.	573
72	Konica Minolta, Inc.	715
4	Kose Corp.	598
26	K’s Holdings Corp.	329
170	Kubota Corp.	2,684
56	Kuraray Co. Ltd.	772
17	Kurita Water Industries Ltd.	419
2	Kusuri NO Aoki Holdings Co. Ltd.	144
49	Kyocera Corp.	2,665
7	KYORIN Holdings, Inc.	153
4	Kyoritsu Maintenance Co. Ltd.	178
14	Kyowa Exeo Corp.	377

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Japan (continued)
40	Kyowa Hakko Kirin Co. Ltd.	$778
6	Kyudenko Corp.	219
73	Kyushu Electric Power Co., Inc.	850
61	Kyushu Financial Group, Inc.	270
25	Kyushu Railway Co.	766
8	Lawson, Inc.	506
38	Leopalace21 Corp.	159
8	Line Corp.(a)	254
8	Lintec Corp.	189
40	Lion Corp.	751
41	LIXIL Group Corp.	647
64	M3, Inc.	1,031
8	Mabuchi Motor Co. Ltd.	285
21	Maeda Corp.	237
9	Maeda Road Construction Co. Ltd.	164
39	Makita Corp.	1,349
248	Marubeni Corp.	2,014
6	Maruha Nichiro Corp.	217
33	Marui Group Co. Ltd.	711
10	Maruichi Steel Tube Ltd.	289
16	Matsui Securities Co. Ltd.	163
12	Matsumotokiyoshi Holdings Co. Ltd.	433
90	Mazda Motor Corp.	976
161	Mebuki Financial Group, Inc.	492
25	Medipal Holdings Corp.	537
7	Megmilk Snow Brand Co. Ltd.	164
21	MEIJI Holdings Co. Ltd.	1,396
67	Minebea Mitsumi, Inc.	1,025
8	Miraca Holdings, Inc.	195
44	MISUMI Group, Inc.	883
195	Mitsubishi Chemical Holdings Corp.	1,522
197	Mitsubishi Corp.	5,551
303	Mitsubishi Electric Corp.	3,849
181	Mitsubishi Estate Co. Ltd.	2,896
30	Mitsubishi Gas Chemical Co., Inc.	505
45	Mitsubishi Heavy Industries Ltd.	1,591
11	Mitsubishi Logistics Corp.	252
20	Mitsubishi Materials Corp.	555
99	Mitsubishi Motors Corp.	624
2	Mitsubishi Shokuhin Co. Ltd.	52
35	Mitsubishi Tanabe Pharma Corp.	517
2,037	Mitsubishi UFJ Financial Group, Inc.	12,360
69	Mitsubishi UFJ Lease & Finance Co. Ltd.	355
259	Mitsui & Co. Ltd.	4,327
29	Mitsui Chemicals, Inc.	651
144	Mitsui Fudosan Co. Ltd.	3,246
9	Mitsui Mining & Smelting Co. Ltd.	255
17	Mitsui OSK Lines Ltd.	415
16	Miura Co. Ltd.	392
3,916	Mizuho Financial Group, Inc.	6,732
2	Mochida Pharmaceutical Co. Ltd.	158
18	MonotaRO Co. Ltd.	397
6	Morinaga & Co. Ltd.	241
6	Morinaga Milk Industry Co. Ltd.	160
77	MS&AD Insurance Group Holdings, Inc.	2,324
29	Murata Manufacturing Co. Ltd.	4,411

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18

Invesco PureBetaSM FTSE Developed ex-North America ETF (PBDM) (continued)

October 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Japan (continued)
18	Nabtesco Corp.	$397
17	Nagase & Co. Ltd.	267
29	Nagoya Railroad Co. Ltd.	701
17	Nankai Electric Railway Co. Ltd.	416
40	NEC Corp.	1,148
64	Nexon Co. Ltd.(a)	729
42	NGK Insulators Ltd.	591
30	NGK Spark Plug Co. Ltd.	609
16	NH Foods Ltd.	553
26	NHK Spring Co. Ltd.	223
17	Nichirei Corp.	410
36	Nidec Corp.	4,622
14	Nifco, Inc.	319
12	Nihon Kohden Corp.	358
20	Nihon M&A Center, Inc.	480
10	Nihon Unisys Ltd.	219
55	Nikon Corp.	959
17	Nintendo Co. Ltd.	5,296
8	Nippo Corp.	132
13	Nippon Electric Glass Co. Ltd.	328
12	Nippon Express Co. Ltd.	760
6	Nippon Gas Co. Ltd.	182
27	Nippon Kayaku Co. Ltd.	323
24	Nippon Paint Holdings Co. Ltd.	752
15	Nippon Paper Industries Co. Ltd.	272
8	Nippon Shinyaku Co. Ltd.	461
5	Nippon Shokubai Co. Ltd.	323
124	Nippon Steel & Sumitomo Metal Corp.	2,293
101	Nippon Telegraph & Telephone Corp.	4,251
8	Nippon Television Holdings, Inc.	128
25	Nippon Yusen K.K.	404
19	Nipro Corp.	242
25	Nishi-Nippon Financial Holdings, Inc.	238
12	Nishi-Nippon Railroad Co. Ltd.	297
22	Nissan Chemical Corp.	1,041
296	Nissan Motor Co. Ltd.	2,695
10	Nissan Shatai Co. Ltd.	81
41	Nisshin Seifun Group, Inc.	818
7	Nisshin Steel Co. Ltd.	92
20	Nisshinbo Holdings, Inc.	221
11	Nissin Foods Holdings Co. Ltd.	711
11	Nitori Holdings Co. Ltd.	1,436
24	Nitto Denko Corp.	1,505
2	Noevir Holdings Co. Ltd.	85
11	NOF Corp.	312
18	NOK Corp.	259
514	Nomura Holdings, Inc.	2,494
19	Nomura Real Estate Holdings, Inc.	357
17	Nomura Research Institute Ltd.	753
44	North Pacific Bank Ltd.	132
5	NS Solutions Corp.	150
72	NSK Ltd.	713
67	NTN Corp.	246
100	NTT Data Corp.	1,290
192	NTT DoCoMo, Inc.	4,839
17	NTT Urban Development Corp.	253

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Japan (continued)
107	Obayashi Corp.	$945
1	OBIC Business Consultants Co. Ltd.	80
10	OBIC Co. Ltd.	911
48	Odakyu Electric Railway Co. Ltd.	1,015
139	OJI Holdings Corp.	990
5	OKUMA Corp.	250
43	Olympus Corp.	1,436
31	Omron Corp.	1,258
70	Ono Pharmaceutical Co. Ltd.	1,595
5	Open House Co. Ltd.	196
5	Oracle Corp. Japan	339
90	Orient Corp.	141
29	Oriental Land Co. Ltd.	2,728
197	ORIX Corp.	3,214
62	Osaka Gas Co. Ltd.	1,138
11	OSG Corp.	228
16	Otsuka Corp.	532
66	Otsuka Holdings Co. Ltd.	3,163
5	Paltac Corp.	255
326	Panasonic Corp.	3,609
17	Park24 Co. Ltd.	448
44	Penta-Ocean Construction Co. Ltd.	264
13	PeptiDream, Inc.(a)	427
27	Persol Holdings Co. Ltd.	514
17	Pigeon Corp.	722
4	Pilot Corp.	221
12	Pola Orbis Holdings, Inc.	321
127	Rakuten, Inc.	860
184	Recruit Holdings Co. Ltd.	4,952
16	Relo Group, Inc.	378
101	Renesas Electronics Corp.(a)	535
33	Rengo Co. Ltd.	287
347	Resona Holdings, Inc.	1,829
10	Resorttrust, Inc.	154
108	Ricoh Co. Ltd.	1,080
6	Rinnai Corp.	437
14	Rohm Co. Ltd.	985
15	Rohto Pharmaceutical Co. Ltd.	476
4	Ryohin Keikaku Co. Ltd.	1,057
24	San-In Godo Bank Ltd. (The)	182
8	Sankyo Co. Ltd.	305
8	Sankyu, Inc.	379
9	Sanrio Co. Ltd.	181
57	Santen Pharmaceutical Co. Ltd.	846
31	Sanwa Holdings Corp.	364
10	Sapporo Holdings Ltd.	186
5	Sawai Pharmaceutical Co. Ltd.	254
32	SBI Holdings, Inc.	840
6	SCREEN Holdings Co. Ltd.	327
7	SCSK Corp.	297
30	Secom Co. Ltd.	2,459
31	Sega Sammy Holdings, Inc.	399
34	Seibu Holdings, Inc.	617
44	Seiko Epson Corp.	711
23	Seino Holdings Co. Ltd.	319
57	Sekisui Chemical Co. Ltd.	895

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19

Invesco PureBetaSM FTSE Developed ex-North America ETF (PBDM) (continued)

October 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Japan (continued)
92	Sekisui House Ltd.	$1,355
117	Seven & i Holdings Co. Ltd.	5,073
104	Seven Bank Ltd.	325
13	SG Holdings Co. Ltd.	328
23	Sharp Corp.	353
8	Shiga Bank Ltd. (The)	186
24	Shikoku Electric Power Co., Inc.	302
5	Shima Seiki Manufacturing Ltd.	135
7	Shimachu Co. Ltd.	183
43	Shimadzu Corp.	1,087
3	Shimamura Co. Ltd.	252
12	Shimano, Inc.	1,642
90	Shimizu Corp.	730
63	Shin-Etsu Chemical Co. Ltd.	5,286
26	Shinsei Bank Ltd.	396
44	Shionogi & Co. Ltd.	2,820
60	Shiseido Co. Ltd.	3,794
83	Shizuoka Bank Ltd. (The)	729
2	Shochiku Co. Ltd.	195
23	Showa Denko K.K.	1,005
30	Showa Shell Sekiyu K.K.	578
19	SKY Perfect JSAT Holdings, Inc.	85
30	Skylark Holdings Co. Ltd.	467
9	SMC Corp.	2,883
132	SoftBank Group Corp.	10,583
11	Sohgo Security Services Co. Ltd.	490
199	Sojitz Corp.	670
53	Sompo Holdings, Inc.	2,198
195	Sony Corp.	10,609
28	Sony Financial Holdings, Inc.	651
12	Sotetsu Holdings, Inc.	367
12	Square Enix Holdings Co. Ltd.	430
23	Stanley Electric Co. Ltd.	682
97	Subaru Corp.	2,624
6	Sugi Holdings Co. Ltd.	275
34	Sumco Corp.	460
5	Sumitomo Bakelite Co. Ltd.	181
239	Sumitomo Chemical Co. Ltd.	1,199
172	Sumitomo Corp.	2,612
26	Sumitomo Dainippon Pharma Co. Ltd.	544
119	Sumitomo Electric Industries Ltd.	1,626
21	Sumitomo Forestry Co. Ltd.	312
18	Sumitomo Heavy Industries Ltd.	569
38	Sumitomo Metal Mining Co. Ltd.	1,199
203	Sumitomo Mitsui Financial Group, Inc.	7,940
59	Sumitomo Mitsui Trust Holdings, Inc.	2,349
5	Sumitomo Osaka Cement Co. Ltd.	186
67	Sumitomo Realty & Development Co. Ltd.	2,305
28	Sumitomo Rubber Industries Ltd.	403
10	Sundrug Co. Ltd.	363
20	Suntory Beverage & Food Ltd.	816
28	Suruga Bank Ltd.	132
13	Suzuken Co. Ltd.	659
65	Suzuki Motor Corp.	3,254
29	Sysmex Corp.	2,036
89	T&D Holdings, Inc.	1,435

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Japan (continued)
18	Tadano Ltd.	$194
19	Taiheiyo Cement Corp.	561
33	Taisei Corp.	1,414
7	Taisho Pharmaceutical Holdings Co. Ltd.	747
23	Taiyo Nippon Sanso Corp.	370
18	Taiyo Yuden Co. Ltd.	363
7	Takara Bio, Inc.	165
28	Takara Holdings, Inc.	393
23	Takashimaya Co. Ltd.	363
116	Takeda Pharmaceutical Co. Ltd.	4,697
19	TDK Corp.	1,641
6	Technopro Holdings, Inc.	314
28	Teijin Ltd.	486
49	Terumo Corp.	2,644
18	THK Co. Ltd.	399
13	TIS, Inc.	583
32	Tobu Railway Co. Ltd.	889
37	Toda Corp.	250
18	Toho Co. Ltd.	588
14	Toho Gas Co. Ltd.	484
75	Tohoku Electric Power Co., Inc.	949
31	Tokai Carbon Co. Ltd.	485
8	Tokai Rika Co. Ltd.	146
36	Tokai Tokyo Financial Holdings, Inc.	186
104	Tokio Marine Holdings, Inc.	4,927
11	Tokuyama Corp.	247
6	Tokyo Broadcasting System Holdings, Inc.	112
7	Tokyo Century Corp.	375
247	Tokyo Electric Power Co. Holdings, Inc.(a)	1,265
24	Tokyo Electron Ltd.	3,336
66	Tokyo Gas Co. Ltd.	1,626
33	Tokyo Tatemono Co. Ltd.	356
78	Tokyu Corp.	1,288
81	Tokyu Fudosan Holdings Corp.	456
17	Topcon Corp.	247
6	Toppan Forms Co. Ltd.	55
41	Toppan Printing Co. Ltd.	581
240	Toray Industries, Inc.	1,705
90	Toshiba Corp.(a)	2,695
6	Toshiba Plant Systems & Services Corp.	123
45	Tosoh Corp.	595
23	TOTO Ltd.	825
25	Toyo Seikan Group Holdings Ltd.	512
14	Toyo Suisan Kaisha Ltd.	483
16	Toyo Tire & Rubber Co. Ltd.	268
14	Toyobo Co. Ltd.	199
12	Toyoda Gosei Co. Ltd.	259
10	Toyota Boshoku Corp.	167
25	Toyota Industries Corp.	1,229
389	Toyota Motor Corp.	22,801
35	Toyota Tsusho Corp.	1,267
18	Trend Micro, Inc.	1,040
8	TS Tech Co. Ltd.	230
10	Tsumura & Co.	312
6	Tsuruha Holdings, Inc.	625
3	TV Asahi Holdings Corp.	56

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20

Invesco PureBetaSM FTSE Developed ex-North America ETF (PBDM) (continued)

October 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Japan (continued)
17	Ube Industries Ltd.	$372
8	Ulvac, Inc.	261
61	Unicharm Corp.	1,660
19	Ushio, Inc.	230
34	USS Co. Ltd.	614
10	Wacoal Holdings Corp.	276
8	Welcia Holdings Co. Ltd.	408
28	West Japan Railway Co.	1,880
360	Yahoo! Japan Corp.	1,132
19	Yakult Honsha Co. Ltd.	1,349
116	Yamada Denki Co. Ltd.	547
36	Yamaguchi Financial Group, Inc.	381
26	Yamaha Corp.	1,146
44	Yamaha Motor Co. Ltd.	1,045
56	Yamato Holdings Co. Ltd.	1,533
6	Yamato Kogyo Co. Ltd.	158
20	Yamazaki Baking Co. Ltd.	361
3	Yaoko Co. Ltd.	164
40	Yaskawa Electric Corp.	1,157
38	Yokogawa Electric Corp.	748
17	Yokohama Rubber Co. Ltd. (The)	330
8	Zenkoku Hosho Co. Ltd.	290
15	Zensho Holdings Co. Ltd.	291
23	Zeon Corp.	223
28	ZOZO, Inc.	675

		562,797

	Jersey Island—0.1%
15	Randgold Resources Ltd.	1,179

	Jordan—0.0%
22	Hikma Pharmaceuticals PLC	535

	Kazakhstan—0.0%
37	KAZ Minerals PLC	245

	Luxembourg—0.3%
95	Arcelormittal	2,372
2	Eurofins Scientific SE	1,012
72	L’Occitane International SA	135
6	RTL Group SA	386
56	SES SA FDR, Class A	1,204
74	Tenaris SA	1,101

		6,210

	Macau—0.1%
265	Macau Legend Development Ltd.	46
118	MGM China Holdings Ltd.	167
380	Sands China Ltd.	1,498
296	SJM Holdings Ltd.	239
231	Wynn Macau Ltd.	477

		2,427

	Mexico—0.0%
29	Fresnillo PLC	314

	Netherlands—4.2%
15	Aalberts Industries NV	552
64	ABN AMRO Group NV CVA(b)	1,574

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Netherlands (continued)
277	Aegon NV	$1,704
39	Akzo Nobel NV	3,282
89	Altice Europe NV, Class A(a)	212
13	Altice Europe NV, Class B(a)	31
63	ASML Holding NV	10,773
22	ASR Nederland NV	1,001
13	Boskalis Westminster NV	375
17	Exor NV	964
13	Gemalto NV(a)	742
8	GrandVision NV(b)	202
16	Heineken Holding NV	1,387
37	Heineken NV	3,337
623	ING Groep NV	7,398
181	Koninklijke Ahold Delhaize NV	4,149
27	Koninklijke DSM NV	2,367
489	Koninklijke KPN NV	1,294
142	Koninklijke Philips NV	5,297
10	Koninklijke Vopak NV	453
52	NN Group NV	2,239
15	OCI NV(a)	427
16	Randstad NV	808
719	Royal Dutch Shell PLC, Class A	22,972
587	Royal Dutch Shell PLC, Class B	19,238
18	Signify NV(b)	445
43	Wolters Kluwer NV	2,444

		95,667

	New Zealand—0.3%
110	a2 Milk Co. Ltd.(a)	748
80	Air New Zealand Ltd.	146
147	Auckland International Airport Ltd.	671
114	Contact Energy Ltd.	416
89	Fisher & Paykel Healthcare Corp. Ltd.	790
130	Fletcher Building Ltd.(a)	513
225	Kiwi Property Group Ltd.	193
108	Mercury NZ Ltd.	240
195	Meridian Energy Ltd.	399
65	Ryman Healthcare Ltd.	514
106	SKYCITY Entertainment Group Ltd.	265
291	Spark New Zealand Ltd.	751
14	Xero Ltd.(a)	395

		6,041

	Norway—0.7%
4	Aker ASA, Class A	305
16	Aker BP ASA	529
162	DNB ASA	2,940
153	Equinor ASA	3,992
26	Gjensidige Forsikring ASA	404
64	Marine Harvest ASA	1,553
212	Norsk Hydro ASA	1,104
123	Orkla ASA	1,065
14	Schibsted ASA, Class B	445
13	Schibsted ASA, Class A	452
102	Telenor ASA	1,877
28	Yara International ASA	1,208

		15,874

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21

Invesco PureBetaSM FTSE Developed ex-North America ETF (PBDM) (continued)

October 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Poland—0.3%
24	Bank Polska Kasa Opieki SA	$656
10	CD Projekt SA(a)	413
41	Cyfrowy Polsat SA(a)	237
7	Dino Polska SA(a)(b)	154
15	Grupa Lotos SA	271
21	KGHM Polska Miedz SA(a)	476
2	mBank SA	195
111	PGE Polska Grupa Energetyczna SA(a)	305
48	Polski Koncern Naftowy ORLEN SA	1,156
266	Polskie Gornictwo Naftowe i Gazownictwo SA(a)	435
130	Powszechna Kasa Oszczednosci Bank Polski SA	1,355
86	Powszechny Zaklad Ubezpieczen SA	880
4	Santander Bank Polska SA	355

		6,888

	Portugal—0.1%
360	EDP-Energias de Portugal SA	1,266
82	Galp Energia SGPS SA	1,430
39	Jeronimo Martins SGPS SA	480

		3,176

	Russia—0.0%
73	Evraz PLC	507
41	Polymetal International PLC	379

		886

	Singapore—1.2%
377	Ascendas Real Estate Investment Trust REIT	686
33	BOC Aviation Ltd.(b)	236
319	CapitaLand Commercial Trust Ltd. REIT	399
399	CapitaLand Ltd.	905
366	CapitaLand Mall Trust REIT	558
74	City Developments Ltd.	423
325	ComfortDelGro Corp. Ltd.	528
277	DBS Group Holdings Ltd.	4,693
100	Frasers Property Ltd.	114
916	Genting Singapore Ltd.	582
16	Jardine Cycle & Carriage Ltd.	350
227	Keppel Corp. Ltd.	1,016
100	M1 Ltd.	152
502	Oversea-Chinese Banking Corp. Ltd.	3,893
100	SATS Ltd.	360
144	Sembcorp Industries Ltd.	293
129	Sembcorp Marine Ltd.	149
37	SIA Engineering Co. Ltd.	76
81	Singapore Airlines Ltd.	554
130	Singapore Exchange Ltd.	642
240	Singapore Post Ltd.	180
253	Singapore Press Holdings Ltd.	484
242	Singapore Technologies Engineering Ltd.	620
1,180	Singapore Telecommunications Ltd.	2,693
91	StarHub Ltd.	124
299	Suntec Real Estate Investment Trust REIT	382
196	United Overseas Bank Ltd.	3,451
75	UOL Group Ltd.	327
40	Venture Corp. Ltd.	442
308	Wilmar International Ltd.	703
100	Wing Tai Holdings Ltd.	139

		26,154

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	South Africa—0.2%
151	Anglo American PLC	$3,232
101	Investec PLC	625
62	Mediclinic International PLC	298

		4,155

	South Korea—4.4%
5	Amorepacific Corp.	671
2	Amorepacific Corp. (Preference Shares)	158
4	AMOREPACIFIC Group	218
1	BGF Co. Ltd.	7
1	BGF Retail Co. Ltd.	148
46	BNK Financial Group, Inc.	306
7	Celltrion Healthcare Co. Ltd.(a)	391
12	Celltrion, Inc.(a)	2,290
11	Cheil Worldwide, Inc.	219
1	CJ CheilJedang Corp.	284
1	CJ CheilJedang Corp. (Preference Shares)	104
2	CJ Corp.	191
2	Cj Enm Co. Ltd.	397
1	CJ Logistics Corp.(a)	139
9	Coway Co. Ltd.	555
4	Daelim Industrial Co. Ltd.	267
28	Daewoo Engineering & Construction Co. Ltd.(a)	111
7	DB Insurance Co. Ltd.	441
24	DGB Financial Group, Inc.	198
5	Dongsuh Cos., Inc.	82
1	Doosan Corp.	105
10	Doosan Heavy Industries & Construction Co. Ltd.(a)	96
21	Doosan Infracore Co. Ltd.(a)	142
3	E-MART, Inc.	538
9	GS Engineering & Construction Corp.	330
8	GS Holdings Corp.	341
4	GS Retail Co. Ltd.	126
46	Hana Financial Group, Inc.	1,546
12	Hankook Tire Co. Ltd.	436
1	Hanmi Pharm Co. Ltd.	342
2	Hanmi Science Co. Ltd.	117
25	Hanon Systems	240
2	Hanssem Co. Ltd.	86
6	Hanwha Aerospace Co. Ltd.(a)	150
13	Hanwha Chemical Corp.	184
8	Hanwha Corp.	197
3	Hanwha Corp. (Preference Shares)	35
38	Hanwha Life Insurance Co. Ltd.	150
3	Hdc Holdings Co. Ltd.	44
5	HDC Hyundai Development Co-Engineering & Construction, Class E(a)	193
5	Hite Jinro Co. Ltd.	69
5	Hotel Shilla Co. Ltd.	313
1	Hyosung Advanced Materials Corp.(a)	92
1	Hyosung Chemical Corp.(a)	114
1	Hyosung Corp.	45
1	Hyosung Heavy Industries Corp.(a)	37
1	Hyosung TNC Co. Ltd.(a)	153
1	Hyundai Construction Equipment Co. Ltd.(a)	65
2	Hyundai Department Store Co. Ltd.	152

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22

Invesco PureBetaSM FTSE Developed ex-North America ETF (PBDM) (continued)

October 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	South Korea (continued)
11	Hyundai Engineering & Construction Co. Ltd.	$442
3	Hyundai Glovis Co. Ltd.	300
7	Hyundai Heavy Industries Co. Ltd.(a)	765
2	Hyundai Heavy Industries Holdings Co. Ltd.(a)	626
10	Hyundai Marine & Fire Insurance Co. Ltd.	367
2	Hyundai Mipo Dockyard Co. Ltd.(a)	165
10	Hyundai Mobis Co. Ltd.	1,667
21	Hyundai Motor Co.	1,963
5	Hyundai Motor Co. (2nd Preference Shares)	311
3	Hyundai Motor Co. (Preference Shares)	175
12	Hyundai Steel Co.	440
2	Hyundai Wia Corp.	52
42	Industrial Bank of Korea	547
8	Kakao Corp.	643
17	Kangwon Land, Inc.	428
62	KB Financial Group, Inc.	2,579
1	KCC Corp.	217
3	KEPCO Plant Service & Engineering Co. Ltd.	72
41	Kia Motors Corp.	1,022
10	Korea Aerospace Industries Ltd.(a)	254
40	Korea Electric Power Corp.	951
4	Korea Gas Corp.(a)	183
6	Korea Investment Holdings Co. Ltd.	312
2	Korea Zinc Co. Ltd.	665
8	Korean Air Lines Co. Ltd.	193
17	KT&G Corp.	1,514
3	Kumho Petrochemical Co. Ltd.	227
7	LG Chem Ltd.	2,132
1	LG Chem Ltd. (Preference Shares)	175
14	LG Corp.	815
35	LG Display Co. Ltd.	507
17	LG Electronics, Inc.	944
3	LG Electronics, Inc. (Preference Shares)	68
1	LG Household & Health Care Ltd.	916
1	LG Household & Health Care Ltd. (Preference Shares)	642
31	LG Uplus Corp.	439
2	Lotte Chemical Corp.	461
9	Lotte Corp.(a)	376
3	LOTTE Fine Chemical Co. Ltd.	107
2	Lotte Shopping Co. Ltd.	340
3	LS Corp.	133
5	Mando Corp.	134
66	Mirae Asset Daewoo Co. Ltd.	372
22	Mirae Asset Daewoo Co. Ltd. (Preference Shares)(a)	69
20	NAVER Corp.	2,010
3	NCSoft Corp.	1,131
3	Netmarble Corp.(b)	295
20	NH Investment & Securities Co. Ltd.	213
3	NHN Entertainment Corp.(a)	121
1	Nongshim Co. Ltd.	191
3	OCI Co. Ltd.	224
3	Orion Corp.	250
7	Paradise Co. Ltd.	110
11	POSCO	2,490

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	South Korea (continued)
8	POSCO Daewoo Corp.	$125
3	S-1 Corp.	254
2	Samsung Biologics Co. Ltd.(a)(b)	680
12	Samsung C&T Corp.	1,143
5	Samsung Card Co. Ltd.	148
9	Samsung Electro-Mechanics Co. Ltd.	932
733	Samsung Electronics Co. Ltd.	27,273
127	Samsung Electronics Co. Ltd. (Preference Shares)	3,984
25	Samsung Engineering Co. Ltd.(a)	400
5	Samsung Fire & Marine Insurance Co. Ltd.	1,222
1	Samsung Fire & Marine Insurance Co. Ltd. (Preference Shares)	156
62	Samsung Heavy Industries Co. Ltd.(a)	379
10	Samsung Life Insurance Co. Ltd.	807
8	Samsung SDI Co. Ltd.	1,653
5	Samsung SDS Co. Ltd.	845
10	Samsung Securities Co. Ltd.	235
70	Shinhan Financial Group Co. Ltd.	2,614
1	Shinsegae, Inc.	227
8	SillaJen, Inc.(a)	484
5	SK Holdings Co. Ltd.	1,147
83	SK Hynix, Inc.	4,967
9	SK Innovation Co. Ltd.	1,686
24	SK Networks Co. Ltd.	90
4	SK Telecom Co. Ltd.	941
3	SKC Co. Ltd.	87
6	S-Oil Corp.	653
80	Woori Bank	1,106
1	Yuhan Corp.	147

		100,745

	Spain—2.8%
3	Acciona SA	253
27	Acerinox SA	302
39	ACS Actividades de Construccion y Servicios SA	1,463
10	Aena SME SA(b)	1,599
64	Amadeus IT Group SA	5,162
1,031	Banco Bilbao Vizcaya Argentaria SA	5,707
889	Banco de Sabadell SA	1,173
2,503	Banco Santander SA	11,897
185	Bankia SA	583
109	Bankinter SA	895
550	CaixaBank SA	2,232
24	Cellnex Telecom SA(b)	598
3	Corp. Financiera Alba SA	144
24	EDP Renovaveis SA	216
36	Enagas SA	956
50	Endesa SA	1,047
74	Ferrovial SA	1,484
11	Fomento de Construcciones y Contratas SA(a)	147
52	Grifols SA	1,484
41	Grifols SA (Preference Shares), Class B	843
7	Grupo Catalana Occidente SA	289
920	Iberdrola SA	6,521
161	Industria de Diseno Textil SA	4,548
47	Inmobiliaria Colonial Socimi SA REIT	473

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23

Invesco PureBetaSM FTSE Developed ex-North America ETF (PBDM) (continued)

October 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Spain (continued)
157	Mapfre SA	$470
29	Mediaset Espana Comunicacion SA	198
53	MERLIN Properties SOCIMI SA REIT	665
49	Naturgy Energy Group SA	1,206
68	Red Electrica Corp. SA	1,410
189	Repsol SA	3,389
36	Siemens Gamesa Renewable Energy SA(a)	399
696	Telefonica SA	5,708
28	Zardoya Otis SA	192

		63,653

	Sweden—2.4%
50	Alfa Laval AB	1,278
140	Assa Abloy AB, Class B	2,796
96	Atlas Copco AB, Class A	2,380
60	Atlas Copco AB, Class B	1,377
43	Boliden AB	984
35	Electrolux AB, Series B	728
56	Elekta AB, Class B	711
100	Epiroc AB, Class A(a)	879
60	Epiroc AB, Class B(a)	495
94	Essity AB, Class B	2,148
15	Fastighets AB Balder, Class B(a)	377
134	Hennes & Mauritz AB, Class B	2,371
40	Hexagon AB, Class B	1,963
59	Husqvarna AB, Class B	446
12	ICA Gruppen AB	425
33	Industrivarden AB, Class A	706
27	Industrivarden AB, Class C	562
19	Investment AB Latour, Class B	230
21	Investor AB, Class A	917
70	Investor AB, Class B	3,038
37	Kinnevik AB, Class B	1,028
12	L E Lundbergforetagen AB, Class B	371
28	Lundin Petroleum AB	856
46	Nibe Industrier AB, Class B	481
11	Saab AB, Class B	432
170	Sandvik AB	2,695
51	Securitas AB, Class B	876
227	Skandinaviska Enskilda Banken AB, Class A	2,354
3	Skandinaviska Enskilda Banken AB, Class C	31
56	Skanska AB, Class B	883
60	SKF AB, Class B	965
94	Svenska Cellulosa AB SCA, Class B	891
224	Svenska Handelsbanken AB, Class A	2,440
9	Svenska Handelsbanken AB, Class B	100
153	Swedbank AB, Class A	3,450
27	Swedish Match AB	1,378
25	Swedish Orphan Biovitrum AB(a)	511
55	Tele2 AB, Class B	626
6	Telefonaktiebolaget LM Ericsson, Class A	53
455	Telefonaktiebolaget LM Ericsson, Class B	3,972
417	Telia Co. AB	1,882
39	Trelleborg AB, Class B	705
230	Volvo AB, Class B	3,443

		55,234

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Switzerland—8.2%
276	ABB Ltd.	$5,570
24	Adecco Group AG	1,177
7	Baloise Holding AG	1,003
79	Cie Financiere Richemont SA	5,788
33	Clariant AG(a)	712
31	Coca-Cola HBC AG(a)	915
391	Credit Suisse Group AG(a)	5,139
4	DKSH Holding AG	270
5	Dufry AG(a)	564
1	EMS-Chemie Holding AG	552
3	Flughafen Zurich AG	594
6	Geberit AG	2,352
1	Georg Fischer AG	932
1	Givaudan SA	2,430
1,812	Glencore PLC	7,382
1	Helvetia Holding AG	613
34	Julius Baer Group Ltd.(a)	1,556
8	Kuehne + Nagel International AG	1,114
73	LafargeHolcim Ltd.(a)	3,386
23	Logitech International SA	852
12	Lonza Group AG(a)	3,778
472	Nestle SA	39,941
340	Novartis AG	29,826
30	OC Oerlikon Corp. AG(a)	358
6	Pargesa Holding SA	441
3	Partners Group Holding AG	2,140
6	PSP Swiss Property AG	580
108	Roche Holding AG	26,316
4	Roche Holding AG-BR	975
3	Schindler Holding AG	624
6	Schindler Holding AG-PC	1,267
1	SGS SA	2,378
21	Sika AG	2,697
8	Sonova Holding AG	1,309
99	STMicroelectronics NV	1,505
2	Straumann Holding AG	1,367
2	Sulzer AG	201
7	Swatch Group AG (The)	468
5	Swatch Group AG (The)-BR	1,694
5	Swiss Life Holding AG(a)	1,890
12	Swiss Prime Site AG(a)	976
47	Swiss RE AG	4,250
4	Swisscom AG	1,835
9	Temenos AG(a)	1,239
545	UBS Group AG(a)	7,634
7	Vifor Pharma AG	1,013
24	Zurich Insurance Group AG	7,473

		187,076

	Taiwan—0.0%
160	FIT Hon Teng Ltd.(b)	66

	United Arab Emirates—0.0%
13	NMC Health PLC	587

	United Kingdom—13.8%
151	3i Group PLC	1,694
32	Admiral Group PLC	823

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24

Invesco PureBetaSM FTSE Developed ex-North America ETF (PBDM) (continued)

October 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	United Kingdom (continued)
61	Ashmore Group PLC	$275
76	Ashtead Group PLC	1,880
55	Associated British Foods PLC	1,677
199	AstraZeneca PLC	15,231
149	Auto Trader Group PLC(b)	780
10	AVEVA Group PLC	335
610	Aviva PLC	3,340
130	B&M European Value Retail SA	692
40	Babcock International Group PLC	312
490	BAE Systems PLC	3,292
2,617	Barclays PLC	5,768
159	Barratt Developments PLC	1,044
20	Bellway PLC	734
20	Berkeley Group Holdings PLC (The)	895
3,056	BP PLC	22,152
357	British American Tobacco PLC	15,480
150	British Land Co. PLC (The) REIT	1,135
1,279	BT Group PLC	3,931
53	Bunzl PLC	1,565
64	Burberry Group PLC	1,481
254	Capita PLC(a)	418
116	Capital & Counties Properties PLC	371
887	Centrica PLC	1,668
154	Cineworld Group PLC	580
152	CNH Industrial NV, Class A	1,582
380	Cobham PLC(a)	523
243	Compass Group PLC	4,782
208	Convatec Group PLC(b)	431
20	Croda International PLC	1,232
243	CYBG PLC	835
14	DCC PLC	1,201
16	Derwent London PLC REIT	599
380	Diageo PLC	13,151
218	Direct Line Insurance Group PLC	918
158	Dixons Carphone PLC	342
196	DS Smith PLC	984
35	easyJet PLC	537
140	Experian PLC	3,224
173	Fiat Chrysler Automobiles NV(a)	2,636
246	G4S PLC	676
766	GlaxoSmithKline PLC	14,791
88	GVC Holdings PLC	1,054
60	Halma PLC	1,018
126	Hammerson PLC REIT	706
39	Hargreaves Lansdown PLC	931
43	Hiscox Ltd.	894
95	Howden Joinery Group PLC	569
3,134	HSBC Holdings PLC	25,825
43	IMI PLC	546
145	Imperial Brands PLC	4,915
66	Inchcape PLC	456
198	Informa PLC	1,805
72	Inmarsat PLC	420
30	InterContinental Hotels Group PLC	1,575
154	International Consolidated Airlines Group SA	1,187
26	Intertek Group PLC	1,557

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	United Kingdom (continued)
141	Intu Properties PLC REIT	$353
591	ITV PLC	1,125
256	J Sainsbury PLC	1,018
56	JD Sports Fashion PLC	292
104	John Wood Group PLC	949
30	Johnson Matthey PLC	1,140
91	Just Eat PLC(a)	706
348	Kingfisher PLC	1,133
113	Land Securities Group PLC REIT	1,232
908	Legal & General Group PLC	2,918
11,419	Lloyds Banking Group PLC	8,349
48	London Stock Exchange Group PLC	2,646
258	Marks & Spencer Group PLC	976
123	Meggitt PLC	833
739	Melrose Industries PLC	1,592
111	Merlin Entertainments PLC(b)	458
69	Micro Focus International PLC	1,074
58	Mondi PLC	1,367
527	National Grid PLC	5,584
49	NEX Group PLC	711
21	Next PLC	1,396
68	Ocado Group PLC(a)	743
115	Pearson PLC	1,320
66	Pennon Group PLC	629
49	Persimmon PLC	1,436
88	Phoenix Group Holdings	677
403	Prudential PLC	8,087
251	Quilter PLC(b)	371
99	Reckitt Benckiser Group PLC	8,011
293	RELX PLC	5,803
5	Renishaw PLC	269
292	Rentokil Initial PLC	1,180
137	Rightmove PLC	791
12,006	Rolls-Royce Holdings C Shares(a)	15
261	Rolls-Royce Holdings PLC	2,798
709	Royal Bank of Scotland Group PLC	2,142
145	Royal Mail PLC	665
65	RPC Group PLC	633
162	RSA Insurance Group PLC	1,168
172	Sage Group PLC (The)	1,196
18	Schroders PLC	616
158	Segro PLC REIT	1,241
37	Severn Trent PLC	881
139	Smith & Nephew PLC	2,262
63	Smiths Group PLC	1,125
11	Spirax-Sarco Engineering PLC	909
159	SSE PLC	2,319
83	St. James’s Place PLC	1,075
415	Standard Chartered PLC	2,914
393	Standard Life Aberdeen PLC	1,358
40	Subsea 7 SA	507
74	Tate & Lyle PLC	637
515	Taylor Wimpey PLC	1,063
73	TechnipFMC PLC	1,949
1,482	Tesco PLC	4,039
40	Travis Perkins PLC	566

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25

Invesco PureBetaSM FTSE Developed ex-North America ETF (PBDM) (continued)

October 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	United Kingdom (continued)
239	Unilever NV CVA	$12,870
177	Unilever PLC	9,378
108	United Utilities Group PLC	1,003
4,256	Vodafone Group PLC	8,039
40	Weir Group PLC (The)	811
29	Whitbread PLC	1,630
136	William Hill PLC	365
342	WM Morrison Supermarkets PLC	1,084
188	WPP PLC	2,135

		314,017

	United States—0.6%
26	Carnival PLC	1,416
36	Ferguson PLC	2,430
15	OneMarket Ltd.(a)	9
35	Qiagen NV(a)	1,272
203	Samsonite International SA(a)(b)	582
143	Shire PLC	8,552
26	Sims Metal Management Ltd.	208

		14,469

	Total Common Stocks & Other Equity Interests (Cost $2,503,547)	2,276,181

	Money Market Fund—0.1%
2,299	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 2.08%(d) (Cost $2,299)	2,299

	Total Investments in Securities (Cost $2,505,846)—99.9%	2,278,480
	Other assets less liabilities—0.1%	1,715

	Net Assets—100.0%	$2,280,195

Investment Abbreviations:

BR—Bearer Shares

CVA—Dutch Certificates

FDR—Fiduciary Depositary Receipt

PC—Participation Certificate

REIT—Real Estate Investment Trust

RSP—Registered Savings Plan Shares

Rts.—Rights

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2018 was $19,277, which represented less than 1% of the Fund’s Net Assets.

(c)	Security valued using significant unobservable inputs (Level 3). See Note 5.
(d)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2018.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26

Schedule of Investments

Invesco PureBetaSM FTSE Emerging Markets ETF (PBEE)

October 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests—99.9%
	Brazil—9.7%
77	Alpargatas SA (Preference Shares)	$315
2,274	Ambev SA	10,003
172	Atacadao Distribuicao Comercio E Industria Ltda	706
101	Azul SA (Preference Shares)(a)	832
88	B2W Cia Digital(a)	817
1,029	B3 SA—Brasil Bolsa Balcao	7,352
452	Banco Bradesco SA	3,681
1,752	Banco Bradesco SA (Preference Shares)	16,178
105	Banco BTG Pactual SA	559
545	Banco do Brasil SA	6,272
94	Banco do Estado do Rio Grande do SUL SA (Preference Shares), Class B	503
206	Banco Santander Brasil SA	2,340
355	BB Seguridade Participacoes SA	2,531
407	BR Malls Participacoes SA(a)	1,392
118	Bradespar SA (Preference Shares)	1,098
99	Braskem SA (Preference Shares), Class A	1,390
285	BRF SA(a)	1,680
605	CCR SA	1,787
170	Centrais Eletricas Brasileiras SA(a)	1,076
119	Centrais Eletricas Brasileiras SA (Preference Shares), Class B(a)	852
82	Cia Brasileira de Distribuicao (Preference Shares), Class A	1,727
10	Cia de Gas de Sao Paulo—COMGAS (Preference Shares), Class A	146
178	Cia de Saneamento Basico do Estado de Sao Paulo	1,339
28	Cia de Transmissao de Energia Electrica Paulista (Preference Shares)	493
40	Cia Energetica de Minas Gerais, Class A	119
487	Cia Energetica de Minas Gerais (Preference Shares)	1,446
12	Cia Paranaense de Energia	84
59	Cia Paranaense de Energia (Preference Shares), Class B	417
325	Cia Siderurgica Nacional SA(a)	837
585	Cielo SA	2,079
89	Cosan SA	773
172	EDP—Energias do Brasil SA	648
378	Embraer SA	2,130
97	Energisa SA	901
73	Engie Brasil Energia SA	782
89	Equatorial Energia SA	1,629
139	Estacio Participacoes SA	866
119	Fibria Celulose SA	2,302
113	Fleury SA	634
541	Gerdau SA (Preference Shares)	2,368
144	Grendene SA	283
4	Guararapes Confeccoes SA	143
209	Hypera SA	1,676
64	IRB Brasil Resseguros SA	1,248
1,637	Itau Unibanco Holding SA (Preference Shares)	21,705
2,288	Itausa—Investimentos Itau SA (Preference Shares)	6,923
373	Klabin SA	1,875
780	Kroton Educacional SA	2,398

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Brazil (continued)
257	Localiza Rent A Car SA	$1,989
128	Lojas Americanas SA	482
389	Lojas Americanas SA (Preference Shares)	1,969
374	Lojas Renner SA	3,786
49	M Dias Branco SA	587
40	Magazine Luiza SA	1,818
141	Multiplan Empreendimentos Imobiliarios SA	873
97	Natura Cosmeticos SA	851
154	Odontoprev SA	548
176	Petrobras Distribuidora SA	1,136
1,550	Petroleo Brasileiro SA	12,652
2,077	Petroleo Brasileiro SA (Preference Shares)	15,444
50	Porto Seguro SA	732
129	Qualicorp Consultoria e Corretora de Seguros SA	500
120	Raia Drogasil SA	2,029
573	Rumo SA(a)	2,568
83	Sao Martinho SA	433
34	Smiles Fidelidade SA	341
116	Sul America SA	774
245	Suzano Papel E Celulose SA	2,496
218	Telefonica Brasil SA (Preference Shares)	2,537
424	TIM Participacoes SA	1,323
110	Transmissora Alianca de Energia Eletrica SA	659
223	Ultrapar Participacoes SA	2,657
220	Usinas Siderurgicas de Minas Gerais SA (Preference Shares), Class A	609
1,823	Vale SA	27,832
68	Via Varejo SA	309
386	WEG SA	1,871

		209,140

	Chile—1.3%
1,563	AES Gener SA	438
1,441	Aguas Andinas SA, Class A	749
14,771	Banco de Chile	2,045
21	Banco de Credito e Inversiones SA	1,320
32,486	Banco Santander Chile	2,383
723	Cencosud SA	1,504
79	Cia Cervecerias Unidas SA	982
3,671	Colbun SA	688
100	Embotelladora Andina SA (Preference Shares), Class B	345
76	Empresa Nacional de Telecomunicaciones SA	552
585	Empresas CMPC SA	2,002
257	Empresas COPEC SA	3,600
14,455	Enel Americas SA	2,277
12,135	Enel Chile SA	1,056
261	Engie Energia Chile SA	434
87,586	Itau CorpBanca	811
161	Latam Airlines Group SA	1,463
312	Parque Arauco SA	707
330	S.A.C.I. Falabella	2,488
51	Sociedad Quimica y Minera de Chile SA (Preference Shares), Series B	2,201

		28,045

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27

Invesco PureBetaSM FTSE Emerging Markets ETF (PBEE) (continued)

October 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	China—32.3%
643	3SBio, Inc.(b)	$933
12	51job, Inc. ADR(a)	737
50	58.com, Inc., Class A ADR(a)	3,280
759	Agile Group Holdings Ltd.	866
16,144	Agricultural Bank of China Ltd., H-Shares	7,084
988	Air China Ltd., H-Shares	795
572	Alibaba Group Holding Ltd. ADR(a)	81,384
1,951	Alibaba Health Information Technology Ltd.(a)	1,578
2,138	Aluminum Corp. of China Ltd., H-Shares(a)	775
570	Angang Steel Co. Ltd., H-Shares	485
614	Anhui Conch Cement Co. Ltd., H-Shares	3,172
287	Anhui Expressway Co. Ltd., H-Shares	167
68	Anhui Gujing Distillery Co. Ltd., Class B	353
628	ANTA Sports Products Ltd.	2,580
29	Autohome, Inc., Class A ADR	2,099
1,285	AviChina Industry & Technology Co. Ltd., H-Shares	856
795	BAIC Motor Corp. Ltd., H-Shares(b)	446
146	Baidu, Inc. ADR(a)	27,749
40,057	Bank of China Ltd., H-Shares	17,066
4,091	Bank of Communications Co. Ltd., H-Shares	3,069
1,359	BBMG Corp., H-Shares	374
17	BeiGene Ltd. ADR(a)	2,141
916	Beijing Capital International Airport Co. Ltd., H-Shares	992
270	Beijing Enterprises Holdings Ltd.	1,460
2,242	Beijing Enterprises Water Group Ltd.	1,141
850	Beijing Jingneng Clean Energy Co. Ltd., H-Shares	159
403	Beijing North Star Co. Ltd., H-Shares	106
200	Bengang Steel Plates Co. Ltd., Class B	61
530	BOE Technology Group Co. Ltd., Class B	170
1,449	Brilliance China Automotive Holdings Ltd.	1,264
361	BYD Co. Ltd., H-Shares	2,339
405	BYD Electronic International Co. Ltd.	475
381	CAR, Inc.(a)	302
683	Central China Securities Co. Ltd., H-Shares(b)	164
6,053	CGN Power Co. Ltd., H-Shares(b)	1,390
1,220	China Agri-Industries Holdings Ltd.	408
1,070	China BlueChemical Ltd., H-Shares	366
4,787	China Cinda Asset Management Co. Ltd., H-Shares	1,172
4,341	China CITIC Bank Corp. Ltd., H-Shares	2,686
1,217	China Coal Energy Co. Ltd., H-Shares	545
2,325	China Communications Construction Co. Ltd., H-Shares	2,126
1,325	China Communications Services Corp. Ltd., H-Shares	1,072
854	China Conch Venture Holdings Ltd.	2,397
46,925	China Construction Bank Corp., H-Shares	37,232
1,848	China Dongxiang Group Co. Ltd.	285
823	China Eastern Airlines Corp. Ltd., H-Shares	455
1,681	China Everbright Bank Co. Ltd., H-Shares	748
1,893	China Everbright International Ltd.	1,509
438	China Everbright Ltd.	774
1,550	China Evergrande Group	3,697
413	China Foods Ltd.	193

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	China (continued)
2,002	China Galaxy Securities Co. Ltd., H-Shares	$1,006
5,254	China Huarong Asset Management Co. Ltd., H-Shares(b)	952
488	China International Capital Corp. Ltd., H-Shares(b)	802
252	China International Marine Containers Group Co. Ltd., H-Shares	222
3,113	China Jinmao Holdings Group Ltd.	1,306
3,915	China Life Insurance Co. Ltd., H-Shares	7,801
101	China Literature Ltd.(a)(b)	546
1,831	China Longyuan Power Group Corp., H-Shares	1,392
552	China Machinery Engineering Corp., H-Shares	251
672	China Medical System Holdings Ltd.	800
1,993	China Merchants Bank Co. Ltd., H-Shares	7,678
690	China Merchants Port Holdings Co. Ltd.	1,174
479	China Merchants Securities Co. Ltd., H-Shares(b)	543
3,347	China Minsheng Banking Corp. Ltd., H-Shares	2,468
2,773	China Mobile Ltd.	25,928
2,133	China Molybdenum Co. Ltd., H-Shares	792
31	China National Accord Medicines Corp. Ltd., Class B	107
2,061	China National Building Material Co. Ltd., H-Shares	1,472
951	China Oilfield Services Ltd., H-Shares	892
2,015	China Overseas Land & Investment Ltd.	6,310
1,357	China Pacific Insurance (Group) Co. Ltd., H-Shares	5,055
13,413	China Petroleum & Chemical Corp. (Sinopec), H-Shares	10,882
2,499	China Power International Development Ltd.	494
991	China Railway Construction Corp. Ltd., H-Shares	1,254
2,009	China Railway Group Ltd., H-Shares	1,794
823	China Railway Signal & Communication Corp. Ltd., H-Shares(b)	552
3,507	China Reinsurance Group Corp., H-Shares	671
817	China Resources Beer Holdings Co. Ltd.	2,840
1,150	China Resources Cement Holdings Ltd.	1,014
420	China Resources Gas Group Ltd.	1,607
1,403	China Resources Land Ltd.	4,761
898	China Resources Pharmaceutical Group Ltd.(b)	1,317
965	China Resources Power Holdings Co. Ltd.	1,696
1,779	China Shenhua Energy Co. Ltd., H-Shares	4,030
1,400	China South City Holdings Ltd.	205
1,029	China Southern Airlines Co. Ltd., H-Shares	557
931	China State Construction International Holdings Ltd.	664
762	China Taiping Insurance Holdings Co. Ltd.	2,547
7,290	China Telecom Corp. Ltd., H-Shares	3,441
18,000	China Tower Corp. Ltd., H-Shares(a)(b)	2,732
1,225	China Traditional Chinese Medicine Holdings Co. Ltd.	780
3,072	China Unicom Hong Kong Ltd.	3,190
690	China Vanke Co. Ltd., H-Shares	2,126
809	China Zhongwang Holdings Ltd.	359
400	Chongqing Changan Automobile Co. Ltd., Class B	269
1,514	Chongqing Rural Commercial Bank Co. Ltd., H-Shares	834

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28

Invesco PureBetaSM FTSE Emerging Markets ETF (PBEE) (continued)

October 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	China (continued)
1,761	CIFI Holdings Group Co. Ltd.	$737
335	CIMC Enric Holdings Ltd.	257
2,578	CITIC Ltd.	3,867
1,417	CITIC Resources Holdings Ltd.	116
1,196	CITIC Securities Co. Ltd., H-Shares	2,105
8,361	CNOOC Ltd.	14,356
2,169	COSCO SHIPPING Development Co. Ltd., H-Shares(a)	221
753	COSCO SHIPPING Energy Transportation Co. Ltd., H-Shares	412
1,313	COSCO SHIPPING Holdings Co. Ltd., H-Shares(a)	469
918	COSCO SHIPPING Ports Ltd.	937
3,884	Country Garden Holdings Co. Ltd.	4,157
460	Country Garden Services Holdings Co. Ltd.(a)	594
2,058	CRRC Corp. Ltd., H-Shares	1,806
524	CSC Financial Co. Ltd., H-Shares(b)	297
575	CSG Holding Co. Ltd., Class B	195
2,302	CSPC Pharmaceutical Group Ltd.	4,857
144	CSSC Offshore and Marine Engineering Group Company Ltd., H-Shares(a)	98
201	Ctrip.com International Ltd. ADR(a)	6,689
1,079	Dali Foods Group Co. Ltd.(b)	771
990	Dalian Port PDA Co. Ltd., H-Shares	128
1,647	Datang International Power Generation Co. Ltd., H-Shares	368
400	Dazhong Transportation Group Co. Ltd., Class B	174
197	Dongfang Electric Corp. Ltd., H-Shares(a)	106
1,500	Dongfeng Motor Group Co. Ltd., H-Shares	1,477
384	ENN Energy Holdings Ltd.	3,265
134	Everbright Securities Co. Ltd., H-Shares(b)	117
1,139	Far East Horizon Ltd.	1,104
110	Foshan Electrical and Lighting Co. Ltd., Class B	53
1,182	Fosun International Ltd.	1,725
871	Future Land Development Holdings Ltd.	500
275	Fuyao Glass Industry Group Co. Ltd., H-Shares(b)	812
6,506	GCL-Poly Energy Holdings Ltd.(a)	386
25	GDS Holdings Ltd. ADR(a)	587
2,548	Geely Automobile Holdings Ltd.	4,875
440	Genscript Biotech Corp.(a)	671
811	GF Securities Co. Ltd., H-Shares	1,049
5,777	GOME Retail Holdings Ltd.(a)	575
1,628	Great Wall Motor Co. Ltd., H-Shares	964
441	Greentown China Holdings Ltd.	306
400	Guangdong Electric Power Development Co. Ltd., Class B	132
1,539	Guangdong Investment Ltd.	2,748
832	Guangshen Railway Co. Ltd., H-Shares	311
1,680	Guangzhou Automobile Group Co. Ltd., H-Shares	1,699
128	Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., H-Shares	466
559	Guangzhou R&F Properties Co. Ltd., H-Shares	877
438	Guotai Junan Securities Co. Ltd., H-Shares, Class H(b)	923
302	Haitian International Holdings Ltd.	589
1,850	Haitong Securities Co. Ltd., H-Shares	1,862

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	China (continued)
87	Health and Happiness H&H International Holdings Ltd.(a)	$495
378	Hengan International Group Co. Ltd.	2,994
10,886	HengTen Networks Group Ltd.(a)	389
361	Hopson Development Holdings Ltd.	277
200	Huadian Energy Co. Ltd., Class B(a)	58
1,493	Huadian Fuxin Energy Corp. Ltd., H-Shares	269
938	Huadian Power International Corp. Ltd., H-Shares	355
2,293	Huaneng Power International, Inc., H-Shares	1,278
2,643	Huaneng Renewables Corp. Ltd., H-Shares	678
902	Huatai Securities Co. Ltd., H-Shares(b)	1,450
54	Huazhu Group Ltd. ADR	1,413
41,036	Industrial & Commercial Bank of China Ltd., H-Shares	27,743
500	Inner Mongolia Yitai Coal Co. Ltd., Class B	594
66	iQIYI, Inc. ADR(a)	1,296
418	JD.com, Inc., Class A ADR(a)	9,831
48	Jiangling Motors Corp. Ltd., Class B	43
641	Jiangsu Expressway Co. Ltd., H-Shares	860
625	Jiangxi Copper Co. Ltd., H-Shares	689
585	Jiayuan International Group Ltd.	1,027
100	Jinzhou Port Co. Ltd., Class B	35
379	Kingboard Holdings Ltd.	1,015
479	Kingsoft Corp. Ltd.	678
1,509	Kunlun Energy Co. Ltd.	1,713
609	KWG Group Holdings Ltd.	465
100	Lao Feng Xiang Co. Ltd., Class B	312
769	Lee & Man Paper Manufacturing Ltd.	658
204	Legend Holdings Corp., H-Shares(b)	554
3,913	Lenovo Group Ltd.	2,491
838	Li Ning Co. Ltd.(a)	785
74	Livzon Pharmaceutical Group, Inc., H-Shares	215
534	Logan Property Holdings Co. Ltd.	493
764	Longfor Group Holdings Ltd.	1,856
800	Luye Pharma Group Ltd.(b)	617
1,007	Maanshan Iron & Steel Co. Ltd., H-Shares	540
953	Meitu, Inc.(a)(b)	497
300	Meituan Dianping, Class B(a)(b)	1,940
1,667	Metallurgical Corp. of China Ltd., H-Shares	404
52	Momo, Inc., Class A ADR(a)	1,746
38	NetEase, Inc. ADR	7,898
458	New China Life Insurance Co. Ltd., H-Shares	2,141
72	New Oriental Education & Technology Group, Inc. ADR(a)	4,213
476	Orient Securities Co. Ltd., H-Shares(b)	313
4,257	People’s Insurance Co. Group of China Ltd. (The), H-Shares	1,738
10,946	PetroChina Co. Ltd., H-Shares	8,015
3,502	PICC Property & Casualty Co. Ltd., H-Shares	3,395
46	Pinduoduo, Inc. ADR(a)	812
2,616	Ping An Insurance Group Co. of China Ltd., H-Shares	24,644
1,105	Poly Property Group Co. Ltd.	330
3,004	Postal Savings Bank of China Co. Ltd., H-Shares(b)	1,793
574	Qingdao Port International Co. Ltd., H-Shares(a)(b)	337

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29

Invesco PureBetaSM FTSE Emerging Markets ETF (PBEE) (continued)

October 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	China (continued)
315	Red Star Macalline Group Corp. Ltd., H-Shares(b)	$278
379	Shandong Chenming Paper Holdings Ltd., Class B	220
280	Shandong Chenming Paper Holdings Ltd., H-Shares	157
875	Shandong Weigao Group Medical Polymer Co. Ltd., H-Shares	782
100	Shanghai Bailian Group Co. Ltd., Class B	97
100	Shanghai Baosight Software Co. Ltd., Class B	173
200	Shanghai Chlor-Alkali Chemical Co. Ltd., Class B	128
1,483	Shanghai Electric Group Co. Ltd., H-Shares	482
286	Shanghai Fosun Pharmaceutical Group Co. Ltd., H-Shares	857
200	Shanghai Haixin Group Co., Class B	91
100	Shanghai Huayi Group Corp. Ltd., Class B	92
239	Shanghai Industrial Holdings Ltd.	502
100	Shanghai Jinjiang International Hotels Development Co. Ltd., Class B	204
100	Shanghai Jinjiang International Industrial Investment Co. Ltd., Class B	97
147	Shanghai Jinqiao Export Processing Zone Development Co. Ltd., Class B	162
500	Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., Class B	635
100	Shanghai Mechanical and Electrical Industry Co. Ltd., Class B	168
455	Shanghai Pharmaceuticals Holding Co. Ltd., H-Shares	1,005
200	Shanghai Shibei Hi-Tech Co. Ltd., Class B	71
100	Shanghai Waigaoqiao Free Trade Zone Group Co. Ltd., Class B	123
480	Shanghai Zhenhua Heavy Industries Co. Ltd., Class B	166
409	Shenzhen Expressway Co. Ltd., H-Shares	376
462	Shenzhen International Holdings Ltd.	884
1,744	Shenzhen Investment Ltd.	501
378	Shenzhou International Group Holdings Ltd.	4,176
631	Shimao Property Holdings Ltd.	1,235
520	Sichuan Expressway Co. Ltd., H-Shares	154
2,369	Sihuan Pharmaceutical Holdings Group Ltd.	481
33	SINA Corp.(a)	2,089
3,329	Sino Biopharmaceutical Ltd.	2,985
1,024	Sinofert Holdings Ltd.(a)	115
1,556	Sino-Ocean Group Holding Ltd.	609
767	Sinopec Engineering Group Co. Ltd., H-Shares	713
1,220	Sinopec Oilfield Service Corp., H-Shares(a)	135
1,895	Sinopec Shanghai Petrochemical Co. Ltd., H-Shares	832
539	Sinopharm Group Co. Ltd., H-Shares	2,599
1,019	Sinotrans Ltd., H-Shares	355
348	Sinotruk Hong Kong Ltd.	500
1,087	SOHO China Ltd.	369
1,148	Sunac China Holdings Ltd.	3,119
343	Sunny Optical Technology Group Co. Ltd.	2,975
167	TAL Education Group ADR(a)	4,840
2,990	Tencent Holdings Ltd.	101,836

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	China (continued)
197	Tianjin Capital Environmental Protection Group Co. Ltd., H-Shares(a)	$72
548	TravelSky Technology Ltd., H-Shares	1,328
204	Tsingtao Brewery Co. Ltd., H-Shares	805
223	Vipshop Holdings Ltd., Class A ADR(a)	1,084
27	Weibo Corp., Class A ADR(a)	1,593
1,053	Weichai Power Co. Ltd., H-Shares	1,041
100	Weifu High-Technology Group Co. Ltd., Class B	174
258	Wuxi Biologics Cayman, Inc.(a)(b)	1,838
55	Wuxi Little Swan Co. Ltd., Class B	260
1,000	Xiaomi Corp., Class B(a)(b)	1,554
256	Xinhua Winshare Publishing and Media Co. Ltd., H-Shares	160
320	Xinjiang Goldwind Science & Technology Co. Ltd., H-Shares	238
1,116	Yangzijiang Shipbuilding Holdings Ltd.	999
381	Yanlord Land Group Ltd.	347
100	Yantai Changyu Pioneer Wine Co. Ltd., Class B	212
1,058	Yanzhou Coal Mining Co. Ltd., H-Shares	1,000
3,258	Yuexiu Property Co. Ltd.	515
22	YY, Inc., Class A ADR(a)	1,406
545	Zhaojin Mining Industry Co. Ltd., H-Shares	481
753	Zhejiang Expressway Co. Ltd. H-Shares	631
70	ZhongAn Online P&C Insurance Co. Ltd., H-Shares(a)(b)	233
308	Zhongsheng Group Holdings Ltd.	562
265	Zhuzhou CRRC Times Electric Co. Ltd., H-Shares	1,416
3,110	Zijin Mining Group Co. Ltd., H-Shares	1,154
763	Zoomlion Heavy Industry Science and Technology Co. Ltd., H-Shares	244
410	ZTE Corp. H-Shares(a)	626
172	ZTO Express Cayman, Inc. ADR	2,790

		699,093

	Colombia—0.5%
105	Almacenes Exito SA	453
140	Bancolombia SA	1,316
236	Bancolombia SA (Preference Shares)	2,205
84	CEMEX Latam Holdings SA(a)	130
48	Corp. Financiera Colombiana SA(a)	294
2,485	Ecopetrol SA	2,885
2,133	Grupo Aval Acciones y Valores SA (Preference Shares)	748
134	Grupo de Inversiones Suramericana SA	1,306
40	Grupo de Inversiones Suramericana SA (Preference Shares)	365
229	Interconexion Electrica SA ESP	850

		10,552

	Czech Republic—0.2%
83	CEZ AS	1,976
38	Komercni banka AS	1,444
261	Moneta Money Bank AS(b)	866
25	O2 Czech Republic AS	263

		4,549

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30

Invesco PureBetaSM FTSE Emerging Markets ETF (PBEE) (continued)

October 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Egypt—0.2%
110	Abou Kir Fertilizers & Chemical Industries	$166
575	Commercial International Bank Egypt SAE	2,574
495	Eastern Tobacco	444
237	Egypt Kuwait Holding Co. SAE	263
395	Egyptian Financial Group-Hermes Holding Co.(a)	313
430	ElSewedy Electric Co.	364
1,319	Global Telecom Holding SAE(a)	204
581	Talaat Moustafa Group	301
198	Telecom Egypt Co.	116

		4,745

	Greece—0.3%
742	Alpha Bank AE(a)	1,122
921	Eurobank Ergasias SA(a)	621
21	FF Group(a)(c)	11
34	Hellenic Petroleum SA	270
128	Hellenic Telecommunications Organization SA	1,429
55	JUMBO SA	803
29	Motor Oil (Hellas) Corinth Refineries SA	687
58	Mytilineos Holdings SA	513
271	National Bank of Greece SA(a)	470
112	OPAP SA	1,053
153	Piraeus Bank SA(a)	225
21	Titan Cement Co. SA	463

		7,667

	Hong Kong—0.4%
6,576	Alibaba Pictures Group Ltd.(a)	906
1,511	Bosideng International Holdings Ltd.	212
845	China Gas Holdings Ltd.	2,673
4,041	Fullshare Holdings Ltd.(a)	1,572
660	Haier Electronics Group Co. Ltd.(a)	1,379
559	Kingboard Laminates Holdings Ltd.	428
799	Landing International Development Ltd.(a)	166
849	Nine Dragons Paper Holdings Ltd.	810

		8,146

	Hungary—0.4%
228	Magyar Telekom Telecommunications PLC	311
222	MOL Hungarian Oil & Gas PLC	2,326
120	OTP Bank Nyrt	4,309
73	Richter Gedeon Nyrt	1,356

		8,302

	India—11.0%
208	Axis Bank Ltd. GDR(a)(b)	8,195
363	Dr Reddy’s Laboratories Ltd. ADR	12,353
46	GAIL India Ltd. GDR(b)	1,385
244	HDFC Bank Ltd. ADR	21,694
4,101	Infosys Ltd. ADR	38,836
4,258	Invesco India ETF(a)(d)	93,889
208	Larsen & Toubro Ltd. GDR(b)	3,652
317	Mahindra & Mahindra Ltd. GDR(b)	3,281
842	Reliance Industries Ltd. GDR(b)	24,039
26	Reliance Infrastructure Ltd. GDR(b)	369
136	State Bank of India GDR(a)(b)	5,148
909	Tata Motors Ltd. ADR(a)	11,099
794	Tata Steel Ltd. GDR(b)	5,749

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	India (continued)
577	Vedanta Ltd. ADR	$6,428
499	Wipro Ltd. ADR	2,580

		238,697

	Indonesia—2.3%
6,659	PT Adaro Energy Tbk	723
228	PT Astra Agro Lestari Tbk	180
10,652	PT Astra International Tbk	5,535
5,059	PT Bank Central Asia Tbk	7,870
1,624	PT Bank Danamon Indonesia Tbk	793
9,721	PT Bank Mandiri Persero Tbk	4,380
3,879	PT Bank Negara Indonesia Persero Tbk	1,869
27,839	PT Bank Rakyat Indonesia Persero Tbk	5,768
1,940	PT Bukit Asam Tbk	542
4,395	PT Bumi Serpong Damai Tbk(a)	318
3,830	PT Charoen Pokphand Indonesia Tbk	1,386
251	PT Gudang Garam Tbk	1,194
4,730	PT Hanjaya Mandala Sampoerna Tbk	1,161
1,380	PT Indah Kiat Pulp & Paper Corp. Tbk	1,155
669	PT Indocement Tunggal Prakarsa Tbk	761
1,116	PT Indofood CBP Sukses Makmur Tbk	655
2,377	PT Indofood Sukses Makmur Tbk	934
1,266	PT Jasa Marga Persero Tbk	346
9,856	PT Kalbe Farma Tbk	888
1,149	PT Matahari Department Store Tbk	367
2,860	PT Media Nusantara Citra Tbk	147
5,479	PT Perusahaan Gas Negara Persero Tbk	800
1,576	PT Semen Indonesia (Persero) Tbk	933
3,314	PT Surya Citra Media Tbk	342
25,010	PT Telekomunikasi Indonesia Persero Tbk	6,334
1,136	PT Tower Bersama Infrastructure Tbk	350
601	PT Unilever Indonesia Tbk	1,709
819	PT United Tractors Tbk	1,805
1,163	PT Vale Indonesia Tbk(a)	223
2,072	PT XL Axiata Tbk(a)	357

		49,825

	Isle of Man—0.0%
182	Mas Real Estate, Inc.	260

	Malaysia—3.4%
790	AirAsia Group Bhd	497
622	Alliance Bank Malaysia Bhd	589
1,003	AMMB Holdings Bhd	911
775	Astro Malaysia Holdings Bhd	250
2,329	Axiata Group Bhd	1,898
74	British American Tobacco Malaysia Bhd	550
1,968	Bumi Armada Bhd(a)	190
3,458	CIMB Group Holdings Bhd	4,727
2,399	Dialog Group Bhd	1,944
1,920	DiGi.com Bhd	1,978
1,077	FGV Holdings Bhd	360
1,181	Gamuda Bhd	675
1,209	Genting Bhd	2,121
1,469	Genting Malaysia Bhd	1,576
341	HAP Seng Consolidated Bhd	803
763	Hartalega Holdings Bhd	1,141

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31

Invesco PureBetaSM FTSE Emerging Markets ETF (PBEE) (continued)

October 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Malaysia (continued)
339	Hong Leong Bank Bhd	$1,677
120	Hong Leong Financial Group Bhd	527
1,464	IHH Healthcare Bhd	1,749
1,718	IJM Corp. Bhd	669
1,676	IOI Corp. Bhd	1,802
1,083	IOI Properties Group Bhd	339
258	KLCCP Stapled Group	472
252	Kuala Lumpur Kepong Bhd	1,501
3,062	Malayan Banking Bhd	6,944
465	Malaysia Airports Holdings Bhd	922
1,436	Maxis Bhd	1,795
778	MISC Bhd	1,134
486	MMC Corp. Bhd	124
33	Nestle Malaysia Bhd	1,134
1,483	Petronas Chemicals Group Bhd	3,314
152	Petronas Dagangan Bhd	944
406	Petronas Gas Bhd	1,774
362	PPB Group Bhd	1,450
984	Press Metal Aluminium Holdings Bhd	1,138
1,616	Public Bank Bhd	9,500
587	RHB Bank Bhd	734
2,487	Sapura Energy Bhd(a)	202
1,910	Sime Darby Bhd	1,004
1,846	Sime Darby Plantation Bhd	2,320
1,849	Sime Darby Property Bhd	431
655	Telekom Malaysia Bhd	373
2,073	Tenaga Nasional Bhd	7,282
919	UEM Sunrise Bhd	150
555	Westports Holdings Bhd	452
2,413	YTL Corp. Bhd	611
1,756	YTL Power International Bhd	399

		73,077

	Mexico—3.6%
1,633	Alfa SAB de CV, Class A	1,726
184	Alpek SAB de CV(a)	243
274	Alsea SAB de CV	703
14,408	America Movil SAB de CV, Series L	10,466
204	Arca Continental SAB de CV	1,029
363	Banco del Bajio SA(b)	716
919	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand, Class B	1,149
288	Becle SAB de CV	355
7,886	Cemex SAB de CV, Series CPO(a)(e)	3,949
270	Coca-Cola Femsa SAB de CV, Series L	1,545
131	Concentradora Fibra Danhos SA de CV REIT	173
104	El Puerto de Liverpool SAB de CV	661
1,589	Fibra Uno Administracion SA de CV REIT	1,713
1,104	Fomento Economico Mexicano SAB de CV, Series CPO(f)	9,414
224	Gmexico Transportes SAB de CV(b)	308
111	Gruma SAB de CV, Class B	1,162
176	Grupo Aeroportuario del Centro Norte SAB de CV, Class B	924
185	Grupo Aeroportuario del Pacifico SAB de CV, Class B	1,535

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Mexico (continued)
107	Grupo Aeroportuario del Sureste SAB de CV, Class B	$1,784
1,255	Grupo Bimbo SAB de CV, Series A	2,358
252	Grupo Carso SAB de CV, Series A1	744
175	Grupo Comercial Chedraui SA de CV	310
35	Grupo Elektra SAB de CV	1,486
1,474	Grupo Financiero Banorte SAB de CV, Class O	8,135
1,176	Grupo Financiero Inbursa SAB de CV, Class O	1,529
325	Grupo Lala SAB de CV	285
1,881	Grupo Mexico SAB de CV, Series B	4,353
1,305	Grupo Televisa SAB, Series CPO(g)	3,774
93	Industrias Bachoco SAB de CV, Series B	342
67	Industrias Penoles SAB de CV	947
273	Infraestructura Energetica Nova SAB de CV	1,073
437	Kimberly-Clark de Mexico SAB de CV, Class A	632
157	Megacable Holdings SAB de CV, Series CPO(h)	698
535	Mexichem SAB de CV	1,418
346	Nemak SAB de CV(b)	253
157	OHL Mexico SAB de CV	216
144	Organizacion Soriana SAB de CV, Class B(a)	189
111	Promotora y Operadora de Infraestructura SAB de CV	1,013
120	Regional SAB de CV	586
676	Telesites SAB de CV(a)	418
2,709	Wal-Mart de Mexico SAB de CV	6,940

		77,254

	Pakistan—0.1%
373	Fauji Fertilizer Co. Ltd.	277
400	Habib Bank Ltd.	440
294	National Bank of Pakistan(a)	107
400	Oil & Gas Development Co. Ltd.	480
345	Pakistan Petroleum Ltd.	487

		1,791

	Peru—0.4%
112	Cia de Minas Buenaventura SAA ADR	1,550
35	Credicorp Ltd.	7,875
1,325	Volcan Cia Minera SAA	244

		9,669

	Philippines—1.3%
816	Aboitiz Power Corp.	514
2,129	Alliance Global Group, Inc.(a)	452
131	Ayala Corp.	2,252
3,635	Ayala Land, Inc.	2,694
935	Bank of the Philippine Islands	1,435
1,026	BDO Unibank, Inc.	2,347
1,995	Bloomberry Resorts Corp.	313
2,370	DMCI Holdings, Inc.	569
1,155	Energy Development Corp.(a)	148
15	Globe Telecom, Inc.	586
48	GT Capital Holdings, Inc.	682
590	International Container Terminal Services, Inc.	998
214	Jollibee Foods Corp.	1,104
1,614	LT Group, Inc.	437
137	Manila Electric Co.	942

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32

Invesco PureBetaSM FTSE Emerging Markets ETF (PBEE) (continued)

October 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Philippines (continued)
6,744	Megaworld Corp.	$556
7,448	Metro Pacific Investments Corp.	668
838	Metropolitan Bank & Trust Co.	1,027
1,471	Petron Corp.	223
63	PLDT, Inc.	1,637
683	Semirara Mining & Power Corp.	357
253	SM Investments Corp.	4,256
4,736	SM Prime Holdings, Inc.	2,992
478	Universal Robina Corp.	1,161

		28,350

	Qatar—1.3%
3	Al Meera Consumer Goods Co. QSC	120
96	Barwa Real Estate Co.	986
105	Commercial Bank PQSC (The)	1,195
87	Doha Bank QPSC	525
94	Ezdan Holding Group QSC(a)	282
49	Gulf International Services QSC(a)	242
105	Industries Qatar QSC	4,037
192	Masraf Al Rayan QSC	2,003
45	Ooredoo QPSC	851
26	Qatar Electricity & Water Co. QSC	1,341
140	Qatar Gas Transport Co. Ltd.	671
22	Qatar International Islamic Bank QSC	375
61	Qatar Islamic Bank SAQ	2,563
234	Qatar National Bank QPSC	12,530
31	Qatar Navigation QSC	605
98	United Development Co. QSC	377
193	Vodafone Qatar QSC(a)	435

		29,138

	Romania—0.1%
183	NEPI Rockcastle PLC	1,579

	Russia—4.6%
3,324	Gazprom PJSC ADR	15,749
138	LSR Group PJSC GDR(b)	257
246	LUKOIL PJSC ADR	18,376
162	Magnit PJSC GDR(b)	2,162
74	Magnitogorsk Iron & Steel Works PJSC GDR(b)	699
246	MMC Norilsk Nickel PJSC ADR	4,079
247	Mobile TeleSystems PJSC ADR	1,978
57	Novatek PJSC GDR(b)	9,661
47	Novolipetsk Steel PJSC GDR(b)	1,135
60	PhosAgro PJSC GDR(b)	786
29	Polyus PJSC GDR(b)	889
638	Rosneft Oil Co. PJSC GDR(b)	4,485
75	Rostelecom PJSC ADR	477
2,987	RusHydro PJSC ADR	2,342
1,463	Sberbank of Russia PJSC ADR	17,263
225	Severstal PJSC GDR(b)	3,490
89	Sistema PJSFC GDR(b)	205
391	Surgutneftegas PJSC ADR	1,556
415	Surgutneftegas PJSC (Preference Shares) ADR	2,372
141	Tatneft PJSC ADR	9,935
56	TMK PJSC GDR(b)	213
1,277	VTB Bank PJSC GDR(b)	1,609

		99,718

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Singapore—0.0%
6	Grindrod Shipping Holdings Ltd.(a)	$39

	South Africa—7.1%
367	Absa Group Ltd.	3,706
64	AECI Ltd.	410
59	African Rainbow Minerals Ltd.	499
32	Anglo American Platinum Ltd.	1,044
216	AngloGold Ashanti Ltd.	2,089
194	Aspen Pharmacare Holdings Ltd.	2,050
20	Assore Ltd.	417
364	Attacq Ltd.	360
180	AVI Ltd.	1,219
116	Barloworld Ltd.	943
173	Bid Corp. Ltd.	3,242
180	Bidvest Group Ltd. (The)	2,240
188	Brait SE(a)	471
28	Capitec Bank Holdings Ltd.	1,879
131	Clicks Group Ltd.	1,668
138	Coronation Fund Managers Ltd.	459
85	Curro Holdings Ltd.(a)	138
206	Dis-Chem Pharmacies Ltd.(b)	403
173	Discovery Ltd.	1,850
136	Exxaro Resources Ltd.	1,390
45	Famous Brands Ltd.(a)	319
1,677	FirstRand Ltd.	7,304
547	Fortress REIT Ltd., Class A REIT	626
432	Fortress REIT Ltd., Class B REIT	421
119	Foschini Group Ltd. (The)	1,299
407	Gold Fields Ltd.	1,080
252	Grindrod Ltd.(a)	113
1,503	Growthpoint Properties Ltd. REIT	2,305
218	Harmony Gold Mining Co. Ltd.(a)	412
133	Hyprop Investments Ltd. REIT	813
353	Impala Platinum Holdings Ltd.(a)	650
84	Imperial Holdings Ltd.	927
158	Investec Ltd.	982
49	JSE Ltd.	544
1,001	KAP Industrial Holdings Ltd.	529
27	Kumba Iron Ore Ltd.	528
62	Liberty Holdings Ltd.	453
754	Life Healthcare Group Holdings Ltd.	1,251
59	Massmart Holdings Ltd.	384
539	MMI Holdings Ltd.(a)	652
132	Mr Price Group Ltd.	2,065
947	MTN Group Ltd.	5,483
372	Nampak Ltd.(a)	374
224	Naspers Ltd., Class N	39,330
195	Nedbank Group Ltd.	3,287
787	Netcare Ltd.	1,323
183	Northam Platinum Ltd.(a)	482
21	Oceana Group Ltd.	124
2,544	Old Mutual Ltd.	3,909
36	Omnia Holdings Ltd.	283
363	Pepkor Holdings Ltd.(a)(b)	449
185	Pick n Pay Stores Ltd.	854
84	Pioneer Foods Group Ltd.	461
86	PSG Group Ltd.	1,281

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33

Invesco PureBetaSM FTSE Emerging Markets ETF (PBEE) (continued)

October 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	South Africa (continued)
366	Rand Merchant Investment Holdings Ltd.	$851
2,745	Redefine Properties Ltd. REIT	1,783
269	Remgro Ltd.	3,465
127	Resilient REIT Ltd. REIT	514
85	Reunert Ltd.	459
342	RMB Holdings Ltd.	1,725
911	Sanlam Ltd.	4,581
22	Santam Ltd.	463
297	Sappi Ltd.	1,668
277	Sasol Ltd.	9,079
231	Shoprite Holdings Ltd.	2,821
915	Sibanye Gold Ltd.(a)	635
101	SPAR Group Ltd. (The)	1,203
672	Standard Bank Group Ltd.	7,433
201	Super Group Ltd.(a)	544
154	Telkom SA SOC Ltd.	560
87	Tiger Brands Ltd.	1,553
64	Tongaat Hulett Ltd.	245
216	Truworths International Ltd.	1,184
287	Tsogo Sun Holdings Ltd.	393
307	Vodacom Group Ltd.	2,586
390	Vukile Property Fund Ltd. REIT	536
516	Woolworths Holdings Ltd.	1,780

		153,835

	Taiwan—13.5%
1,555	Acer, Inc.(a)	1,091
201	Advantech Co. Ltd.	1,384
1,780	ASE Technology Holding Co. Ltd.(a)	3,590
1,258	Asia Cement Corp.	1,332
371	Asustek Computer, Inc.	2,746
4,650	AU Optronics Corp.	1,833
1,241	Capital Securities Corp.	371
390	Catcher Technology Co. Ltd.	3,926
4,157	Cathay Financial Holding Co. Ltd.	6,583
620	Chailease Holding Co. Ltd.	1,767
3,214	Chang Hwa Commercial Bank Ltd.	1,823
994	Cheng Shin Rubber Industry Co. Ltd.	1,399
308	Chicony Electronics Co. Ltd.	616
1,510	China Airlines Ltd.	447
7,352	China Development Financial Holding Corp.	2,359
1,362	China Life Insurance Co. Ltd.	1,294
373	China Motor Corp.	281
6,509	China Steel Corp.	5,133
2,003	Chunghwa Telecom Co. Ltd.	7,088
2,236	Compal Electronics, Inc.	1,232
9,562	CTBC Financial Holding Co. Ltd.	6,381
1,137	Delta Electronics, Inc.	4,777
5,393	E.Sun Financial Holding Co. Ltd.	3,573
108	Eclat Textile Co. Ltd.	1,283
515	Epistar Corp.	465
582	Eternal Materials Co. Ltd.	434
1,093	Eva Airways Corp.	500
1,192	Evergreen Marine Corp. Taiwan Ltd.	439
67	Evergreen Marine Corp. Taiwan Ltd. Rts. expiring 11/26/18(a)	2

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Taiwan (continued)
1,164	Far Eastern International Bank	$372
2,059	Far Eastern New Century Corp.	2,066
843	Far EasTone Telecommunications Co. Ltd.	2,008
270	Feng Hsin Steel Co. Ltd.	511
175	Feng TAY Enterprise Co. Ltd.	1,052
5,104	First Financial Holding Co. Ltd.	3,225
1,806	Formosa Chemicals & Fibre Corp.	6,537
716	Formosa Petrochemical Corp.	2,823
2,568	Formosa Plastics Corp.	8,382
535	Formosa Taffeta Co. Ltd.	582
598	Foxconn Technology Co. Ltd.	1,268
3,874	Fubon Financial Holding Co. Ltd.	6,066
161	Giant Manufacturing Co. Ltd.	614
115	Globalwafers Co. Ltd.	912
6,289	Hon Hai Precision Industry Co. Ltd.	16,016
379	HTC Corp.(a)	412
4,549	Hua Nan Financial Holdings Co. Ltd.	2,565
4,518	Innolux Corp.	1,368
1,643	Inventec Corp.	1,325
54	Largan Precision Co. Ltd.	5,846
1,153	Lite-On Technology Corp.	1,323
776	MediaTek, Inc.	5,705
5,743	Mega Financial Holding Co. Ltd.	4,854
2,974	Nan Ya Plastics Corp.	7,391
421	Nanya Technology Corp.	699
309	Novatek Microelectronics Corp.	1,363
70	OBI Pharma, Inc.(a)	274
423	Oriental Union Chemical Corp.	383
1,052	Pegatron Corp.	1,914
1,393	Pou Chen Corp.	1,411
295	President Chain Store Corp.	3,327
1,397	Quanta Computer, Inc.	2,206
247	Realtek Semiconductor Corp.	990
4,263	Shin Kong Financial Holding Co. Ltd.	1,398
5,505	SinoPac Financial Holdings Co. Ltd.	1,868
674	Synnex Technology International Corp.	725
5,223	Taishin Financial Holding Co. Ltd.	2,321
105	Taishin Financial Holding Co. Ltd. Rts. expiring 11/28/18(a)	10
2,217	Taiwan Business Bank	731
2,367	Taiwan Cement Corp.	2,654
4,759	Taiwan Cooperative Financial Holding Co. Ltd.	2,676
387	Taiwan Fertilizer Co. Ltd.(a)	525
939	Taiwan Glass Industry Corp.	402
1,094	Taiwan High Speed Rail Corp.	1,085
837	Taiwan Mobile Co. Ltd.	2,989
164	Taiwan Secom Co. Ltd.	466
12,604	Taiwan Semiconductor Manufacturing Co. Ltd.	95,315
949	Teco Electric and Machinery Co. Ltd.	544
183	TPK Holding Co. Ltd.	284
164	Transcend Information, Inc.	342
246	U-Ming Marine Transport Corp.	257
757	Unimicron Technology Corp.	368
2,529	Uni-President Enterprises Corp.	6,122
6,129	United Microelectronics Corp.	2,337
479	Vanguard International Semiconductor Corp.	882

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34

Invesco PureBetaSM FTSE Emerging Markets ETF (PBEE) (continued)

October 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Taiwan (continued)
1,635	Walsin Lihwa Corp.	$811
255	Walsin Technology Corp.	1,076
423	Wan Hai Lines Ltd.	206
1,497	Wistron Corp.	914
203	Yageo Corp.	2,070
5,962	Yuanta Financial Holding Co. Ltd.	2,890
502	Yulon Motor Co. Ltd.	293
14	Yulon Nissan Motor Co. Ltd.	97

		292,597

	Thailand—3.9%
589	Advanced Info Service PCL NVDR	3,482
2,325	Airports of Thailand PCL NVDR	4,489
259	Bangkok Bank PCL (Foreign Shares)	1,617
4,584	Bangkok Dusit Medical Services PCL NVDR	3,388
4,219	Bangkok Expressway & Metro PCL NVDR	1,082
300	Bangkok Life Assurance PCL NVDR	287
2,260	Banpu PCL NVDR	1,186
589	Berli Jucker PCL NVDR	991
4,255	BTS Group Holdings PCL NVDR	1,174
472	BTS Group Holdings PCL Wts. expiring 12/31/19(a)(c)	2
178	Bumrungrad Hospital PCL NVDR	1,036
1,339	Central Pattana PCL NVDR	3,191
2,459	Charoen Pokphand Foods PCL NVDR	1,873
2,749	CP ALL PCL NVDR	5,577
264	Delta Electronics Thailand PCL NVDR	550
155	Electricity Generating PCL NVDR	1,080
899	Energy Absolute PCL NVDR	1,342
238	Glow Energy PCL NVDR	601
300	Gulf Energy Development PCL NVDR	706
3,046	Home Product Center PCL NVDR	1,369
949	Indorama Ventures PCL NVDR	1,553
1,026	Intouch Holdings PCL NVDR	1,640
5,534	IRPC PCL NVDR	1,018
454	Kasikornbank PCL NVDR	2,732
636	Kasikornbank PCL (Foreign Shares)	3,828
3,260	Krung Thai Bank PCL NVDR	1,977
3,465	Land & Houses PCL NVDR	1,077
1,872	Minor International PCL NVDR	2,061
748	PTT Exploration & Production PCL NVDR	3,148
1,100	PTT Global Chemical PCL NVDR	2,563
7,526	PTT PCL NVDR	11,578
450	Ratchaburi Electricity Generating Holding PCL NVDR	665
455	Siam Cement PCL (The) NVDR	5,737
52	Siam City Cement PCL NVDR	377
1,270	Siam Commercial Bank PCL (The) NVDR	5,268
635	Thai Airways International PCL NVDR(a)	249
578	Thai Oil PCL NVDR	1,478
1,634	Thai Union Group PCL NVDR	818
12,413	TMB Bank PCL NVDR	854
390	Total Access Communication PCL NVDR	559
5,752	True Corp. PCL NVDR	1,024

		85,227

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Turkey—0.8%
1,106	Akbank T.A.S.	$1,305
113	Anadolu Efes Biracilik ve Malt Sanayii AS	379
99	Arcelik AS	274
89	Aselsan Elektronik Sanayi VE Ticaret AS	401
117	BIM Birlesik Magazalar AS	1,658
38	Coca-Cola Icecek AS	187
1,084	Emlak Konut Gayrimenkul Yatirim Ortakligi AS REIT	323
127	Enerjisa Enerji AS(b)	109
281	Enka Insaat ve Sanayi AS	234
710	Eregli Demir ve Celik Fabrikalari TAS	1,148
36	Ford Otomotiv Sanayi AS	386
495	Haci Omer Sabanci Holding AS	629
78	Iskenderun Demir VE Celik As	97
446	KOC Holding AS	1,240
27	Koza Altin Isletmeleri AS(a)	217
370	Petkim Petrokimya Holding AS	335
227	Soda Sanayii AS	275
85	TAV Havalimanlari Holding AS	353
88	Tekfen Holding AS	334
71	Tofas Turk Otomobil Fabrikasi AS	267
65	Tupras Turkiye Petrol Rafinerileri AS	1,528
304	Turk Hava Yollari AO(a)	762
305	Turk Telekomunikasyon AS(a)	174
583	Turkcell Iletisim Hizmetleri AS	1,181
1,131	Turkiye Garanti Bankasi AS	1,411
335	Turkiye Halk Bankasi AS	369
780	Turkiye Is Bankasi AS, Class C	555
352	Turkiye Sise ve Cam Fabrikalari AS	297
603	Turkiye Vakiflar Bankasi TAO, Class D	368
88	Ulker Biskuvi Sanayi AS(a)	232
827	Yapi ve Kredi Bankasi AS(a)	239

		17,267

	United Arab Emirates—1.0%
1,002	Abu Dhabi Commercial Bank PJSC	2,207
716	Abu Dhabi National Oil Co. for Distribution PJSC	433
1,329	Air Arabia PJSC	369
524	Al Waha Capital PJSC	265
1,779	Aldar Properties PJSC	838
427	Arabtec Holding PJSC	234
977	DAMAC Properties Dubai Co. PJSC	537
1,782	Dana Gas PJSC	558
840	Deyaar Development PJSC(a)	101
83	DP World Ltd.	1,493
938	Dubai Financial Market PJSC	221
865	Dubai Investments PJSC	381
905	Dubai Islamic Bank PJSC	1,296
1,859	DXB Entertainments PJSC(a)(b)	178
471	Emaar Development PJSC	635
1,164	Emaar Malls PJSC	580
1,793	Emaar Properties PJSC	2,489
914	Emirates Telecommunications Group Co. PJSC	4,330
1,428	First Abu Dhabi Bank PJSC	5,373
624	Union Properties PJSC(a)	106

		22,624

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35

Invesco PureBetaSM FTSE Emerging Markets ETF (PBEE) (continued)

October 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	United Kingdom—0.1%
62	Mondi Ltd.	$1,482

	United States—0.1%
504	JBS SA	1,391

	Total Investments in Securities (Cost $2,485,669)—99.9%	2,164,059
	Other assets less liabilities—0.1%	1,811

	Net Assets—100.0%	$2,165,870

Investment Abbreviations:

ADR—American Depositary Receipt

ETF—Exchange-Traded Fund

GDR—Global Depositary Receipt

NVDR—Non-voting Depositary Receipt

REIT—Real Estate Investment Trust

Rts.—Rights

Wts.—Warrants

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2018 was $105,392, which represented 4.87% of the Fund’s Net Assets.

(c)	Security valued using significant unobservable inputs (Level 3). See Note 5.
(d)	Affiliated company. The Fund’s Adviser also serves as the adviser for Invesco India ETF and therefore, Invesco India ETF is considered to be affiliated with the Fund. See Note 4.
(e)	Each CPO for Cemex SAB de CV represents two Series A shares and one Series B share.
(f)	Each CPO for Fomento Economico Mexicano SAB de CV represents one Series B share and four Series D shares.
(g)	Each CPO for Grupo Televisa SAB represents twenty-five Series A shares, twenty-two Series B shares, thirty-five Series D shares and thirty-five Series L shares.
(h)	Each CPO for Megacable Holdings SAB de CV represents two Series A shares.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36

Statements of Assets and Liabilities

October 31, 2018

	Invesco PureBetaSM 0-5 Yr US TIPS ETF (PBTP)	Invesco PureBetaSM FTSE Developed ex-North America ETF (PBDM)	Invesco PureBetaSM FTSE Emerging Markets ETF (PBEE)
Assets:
Unaffiliated investments in securities, at value	$2,434,488	$2,276,181	$2,070,170
Affiliated investments in securities, at value	2,443	2,299	93,889
Receivables:
Dividends and interest	3,235	6,395	2,240
Foreign tax reclaims	—	607	—

Total Assets	2,440,166	2,285,482	2,166,299

Liabilities:
Due to custodian	—	—	20
Due to foreign custodian	—	1,088	146
Payables:
Investments purchased	—	1,060	—
Accrued payables	—	3,000	—
Accrued unitary management fees	145	139	263

Total Liabilities	145	5,287	429

Net Assets	$2,440,021	$2,280,195	$2,165,870

Net Assets Consist of:
Shares of beneficial interest	$2,500,025	$2,500,025	$2,500,025
Distributable earnings	(60,004)	(219,830)	(334,155)

Net Assets	$2,440,021	$2,280,195	$2,165,870

Shares outstanding (unlimited amount authorized, $0.01 par value)	100,001	100,001	100,001
Net asset value	$24.40	$22.80	$21.66

Market price	$24.40	$23.03	$21.75

Unaffiliated investments in securities, at cost	$2,489,034	$2,503,547	$2,378,555

Affiliated investments in securities, at cost	$2,443	$2,299	$107,114

Foreign currencies (due to foreign custodian), at cost	$—	$(1,131)	$(160)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37

Statements of Operations

For the year ended October 31, 2018

	Invesco PureBetaSM 0-5 Yr US TIPS ETF (PBTP)	Invesco PureBetaSM FTSE Developed ex-North America ETF (PBDM)	Invesco PureBetaSM FTSE Emerging Markets ETF (PBEE)
Investment Income:
Unaffiliated dividend income	$—	$81,637	$70,687
Affiliated dividend income	113	39	29
Non-cash dividend income	—	3,655	6,125
Unaffiliated interest income	13,135	—	—
Treasury Inflation-Protected Securities inflation adjustment	51,201	—	—
Foreign withholding tax	—	(10,326)	(7,711)

Total Income	64,449	75,005	69,130

Expenses:
Unitary management fees	1,733	1,776	3,519

Less: Waivers	(13)	(4)	(681)

Net Expenses	1,720	1,772	2,838

Net Investment Income	62,729	73,233	66,292

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Unaffiliated investment securities	(7,087)	2,097	(17,467)
Affiliated investment securities	—	—	(62)
Foreign currencies	—	(315)	(382)

Net realized gain (loss)	(7,087)	1,782	(17,911)

Change in net unrealized appreciation (depreciation) on:
Unaffiliated investment securities	(47,279)	(261,270)	(309,389)
Affiliated investment securities	—	—	(15,016)
Foreign currencies	—	42	17

Net change in unrealized appreciation (depreciation)	(47,279)	(261,228)	(324,388)

Net realized and unrealized gain (loss)	(54,366)	(259,446)	(342,299)

Net increase (decrease) in net assets resulting from operations	$8,363	$(186,213)	$(276,007)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

Statements of Changes in Net Assets

For the years ended October 31, 2018 and 2017

	Invesco PureBetaSM 0-5 Yr US TIPS ETF (PBTP)		Invesco PureBetaSM FTSE Developed ex-North America ETF (PBDM)		Invesco PureBetaSM FTSE Emerging Markets ETF (PBEE)
	October 31, 2018	October 31, 2017(a)	October 31, 2018	October 31, 2017(a)	October 31, 2018	October 31, 2017(a)
Operations:
Net investment income	$62,729	$6,060	$73,233	$6,543	$66,292	$2,800
Net realized gain (loss)	(7,087)	—	1,782	(3,629)	(17,911)	990
Net change in unrealized appreciation (depreciation)	(47,279)	(7,267)	(261,228)	33,845	(324,388)	2,791

Net increase (decrease) in net assets resulting from operations	8,363	(1,207)	(186,213)	36,759	(276,007)	6,581

Distributions to Shareholders from:
Distributable earnings	(67,160)	—	(70,376)	—	(64,729)	—

Shareholder Transactions:
Proceeds from shares sold	—	2,500,025	—	2,500,025	—	2,500,025

Increase (Decrease) in Net Assets	(58,797)	2,498,818	(256,589)	2,536,784	(340,736)	2,506,606

Net Assets:
Beginning of period	2,498,818	—	2,536,784	—	2,506,606	—

End of period	$2,440,021	$2,498,818	$2,280,195	$2,536,784	$2,165,870	$2,506,606

Changes in Shares Outstanding:
Shares sold	—	100,001	—	100,001	—	100,001
Shares outstanding, beginning of period	100,001	—	100,001	—	100,001	—

Shares outstanding, end of period	100,001	100,001	100,001	100,001	100,001	100,001

(a)	For the period September 19, 2017 (commencement of investment operations) through October 31, 2017.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39

Financial Highlights

Invesco PureBetaSM 0-5 Yr US TIPS ETF (PBTP)

	Year Ended October 31, 2018	For the Period September 19, 2017(a) Through October 31, 2017

Per Share Operating Performance:
Net asset value at beginning of period	$24.99	$25.00
Net investment income(b)	0.63	0.06
Net realized and unrealized gain (loss) on investments	(0.55)	(0.07)
Total from investment operations	0.08	(0.01)
Distributions to shareholders from:
Net investment income	(0.67)	—
Net asset value at end of period	$24.40	$24.99
Market price at end of period(c)	$24.40	$24.99
Net Asset Value Total Return(d)	0.33%	(0.04	)%(e)
Market Price Total Return(d)	0.33%	(0.04	)%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$2,440	$2,499
Ratio to average net assets of:
Expenses	0.07%	0.07	%(f)
Net investment income	2.53%	2.22	%(f)
Portfolio turnover rate(g)	19%	0%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and the sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (September 22, 2017, the first day of trading on the exchange) to October 31, 2017 was 0.12%. The market price total return from Fund Inception to October 31, 2017 was 0.12%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco PureBetaSM FTSE Developed ex-North America ETF (PBDM)

	Year Ended October 31, 2018	For the Period September 19, 2017(a) Through October 31, 2017

Per Share Operating Performance:
Net asset value at beginning of period	$25.37	$25.00
Net investment income(b)	0.73	0.07
Net realized and unrealized gain (loss) on investments	(2.60)	0.30
Total from investment operations	(1.87)	0.37
Distributions to shareholders from:
Net investment income	(0.70)	—
Net asset value at end of period	$22.80	$25.37
Market price at end of period(c)	$23.03	$25.54
Net Asset Value Total Return(d)	(7.60)%	1.48	%(e)
Market Price Total Return(d)	(7.30)%	2.16	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$2,280	$2,537
Ratio to average net assets of:
Expenses	0.07%	0.07	%(f)
Net investment income	2.89%	2.38	%(f)
Portfolio turnover rate(g)	7%	2%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and the sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (September 22, 2017, the first day of trading on the exchange) to October 31, 2017 was 1.80%. The market price total return from Fund Inception to October 31, 2017 was 2.12%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

Financial Highlights (continued)

Invesco PureBetaSM FTSE Emerging Markets ETF (PBEE)

	Year Ended October 31, 2018	For the Period September 19, 2017(a) Through October 31, 2017

Per Share Operating Performance:
Net asset value at beginning of period	$25.07	$25.00
Net investment income(b)	0.66	0.03
Net realized and unrealized gain (loss) on investments	(3.42)	0.04
Total from investment operations	(2.76)	0.07
Distributions to shareholders from:
Net investment income	(0.65)	—
Net asset value at end of period	$21.66	$25.07
Market price at end of period(c)	$21.75	$25.20
Net Asset Value Total Return(d)	(11.28)%	0.28	%(e)
Market Price Total Return(d)	(11.38)%	0.80	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$2,166	$2,507
Ratio to average net assets of:
Expenses, after Waivers	0.11%	0.14	%(f)
Expenses, prior to Waivers	0.14%	0.14	%(f)
Net investment income	2.64%	1.03	%(f)
Portfolio turnover rate(g)	16%	1%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and the sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (September 22, 2017, the first day of trading on the exchange) to October 31, 2017 was 1.05%. The market price total return from Fund Inception to October 31, 2017 was (0.39)%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41

Notes to Financial Statements

Invesco Exchange-Traded Fund Trust II

October 31, 2018

Note 1. Organization

Invesco Exchange-Traded Fund Trust II (the “Trust”), formerly PowerShares Exchange-Traded Fund Trust II, was organized as a Massachusetts business trust on October 10, 2006 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Short Name
Invesco PureBetaSM 0-5 Yr US TIPS ETF (PBTP)	“PureBetaSM 0-5 Yr US TIPS ETF”
Invesco PureBetaSM FTSE Developed ex-North America ETF (PBDM)	“PureBetaSM FTSE Developed ex-North America ETF”
Invesco PureBetaSM FTSE Emerging Markets ETF (PBEE)	“PureBetaSM FTSE Emerging Markets ETF”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on Cboe BZX Exchange, Inc.

Effective June 4, 2018, the Funds’ names changed as part of an overall rebranding strategy whereby the PowerShares name was changed to the Invesco brand. This resulted in all references to the PowerShares name being changed to Invesco.

The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index
PureBetaSM 0-5 Yr US TIPS ETF	ICE BofAML 0-5 Year US Inflation-Linked Treasury IndexSM
PureBetaSM FTSE Developed ex-North America ETF	FTSE Developed ex North America Index
PureBetaSM FTSE Emerging Markets ETF	FTSE Emerging Index

Note 2. Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services—Investment Companies.

A. Security Valuation

Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange (except convertible securities) is generally valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded or, lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded, or at the final settlement price set by such exchange. Swaps and options not listed on an exchange are valued by an independent source. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments companies are valued using such company’s NAV per share, unless the shares are exchanged-traded, in which case they are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

42

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco Capital Management LLC (the “Adviser”), formerly Invesco PowerShares Capital Management LLC, determines are significant and make the closing price unreliable, a Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. Other Risks

Index Risk. Unlike many investment companies, the Funds do not utilize investing strategies that seek returns in excess of their Underlying Indexes. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its respective Underlying Index, even if that security generally is underperforming.

Authorized Participant Concentration Risk. Only Authorized Participants (“APs”) may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that those APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities underlying each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, which may be more likely to trade at a premium or discount to each Fund’s net asset value (“NAV”) and to face trading halts and/or delisting. This risk may be heightened for the Funds because the Funds invest in non-U.S. securities, which may have lower trading volumes.

43

Equity Risk. Equity risk is the risk that the value of the securities that each Fund (except PureBetaSM 0-5 Yr US TIPS ETF) holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities that a Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities a Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities a Fund holds. In addition, securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Industry or Geographic Concentration Risk. Each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or sector, or, in a specific country or geographic region. To the extent that an Underlying Index concentrates in the securities of issuers in a particular industry, sector, country or region, the corresponding Fund will also concentrate its investments to approximately the same extent. By so concentrating its investments in an industry, sector, country or region, a Fund faces more risks than if it were diversified broadly over numerous industries, sectors, countries or geographic regions. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole. Also, a natural or other disaster could occur in a country or geographic region in which a Fund invests, which could affect the economy or particular business operations of companies in that specific country or geographic region and adversely impact a Fund’s investments in the affected country or region.

Non-Diversified Fund Risk. Each Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than diversified funds. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

Non-Correlation Risk. Each Fund’s return may not match the return of its Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to its Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Underlying Index. In addition, the performance of each Fund and its Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Small- and Mid-Capitalization Company Risk. For each Fund (except PureBetaSM 0-5 Yr US TIPS ETF), investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Inflation-Linked Security Risk. For PureBetaSM 0-5 Yr US TIPS ETF, the value of inflation-linked securities generally will fluctuate in response to changes in real interest rates, generally decreasing when real interest rates rise and increasing when real interest rates fall. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. In addition, interest payments on inflation-indexed securities will generally vary up or down along with the rate of inflation.

Foreign Investments Risk. For PureBetaSM FTSE Developed ex-North America ETF and PureBetaSM FTSE Emerging Markets ETF, investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information and less reliable financial information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Foreign securities also are subject to the risks of expropriation, nationalization, political instability or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. As the Funds may invest in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Funds’ returns. Such risks may be exacerbated in emerging markets, where securities laws are relatively new and unsettled.

Currency Risk. PureBetaSM FTSE Developed ex-North America ETF and PureBetaSM FTSE Emerging Markets ETF may invest in non-U.S. dollar denominated equity securities of foreign issuers. Because a Fund’s NAV is determined in U.S. dollars, the Fund’s NAV could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the value of the Fund’s holdings, measured in the foreign currency, increases.

44

Sampling Risk. For PureBetaSM FTSE Emerging Markets ETF, the use of a representative sampling approach may result in the Fund holding a smaller number of securities than are in its Underlying Index. As a result, an adverse development to an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in their Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Liquidity Risk. For PureBetaSM 0-5 Yr US TIPS ETF, liquidity risk exists when a particular investment is difficult to purchase or sell. If the Fund invests in illiquid securities or current portfolio securities become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price.

U.S. Government Obligations Risk. PureBetaSM 0-5 Yr US TIPS ETF may invest in U.S. government obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury. U.S. Government securities include securities that are issued or guaranteed by the United States Treasury, by various agencies of the U.S. Government, or by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury securities are backed by the “full faith and credit” of the United States. Securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of those U.S. Government securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate.

C. Federal Income Taxes

Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

D. Investment Transactions and Investment Income

Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of each Fund’s NAV and, accordingly, they reduce each Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

45

E. Country Determination

For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

F. Expenses

Each Fund has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses.

Expenses of the Trust that are excluded from a Fund’s unitary management fee and are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are excluded from each Fund’s unitary management fee and that are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

G. Dividends and Distributions to Shareholders

Each Fund declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

H. Accounting Estimates

The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I. Foreign Currency Translations

Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds do not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statements of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

The Funds may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which each Fund invests.

J. Treasury Inflation-Protected Securities

PureBetaSM 0-5 Yr US TIPS ETF may invest in Treasury Inflation-Protected Securities (“TIPS”). TIPS are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The principal value of TIPS will be adjusted upward or downward, and any increase or decrease in the principal amount of TIPS will be included as Treasury Inflation-Protected Securities inflation adjustment in the Statements of Operations, even though investors do not receive their principal until maturity.

46

K. Distributions from Distributable Earnings

In accordance with the Securities and Exchange Commission’s issuance of Disclosure Update and Simplification, the funds have presented the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, in the Statements of Changes in Net Assets.

Note 3. Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services.

As compensation for its services, each Fund accrues daily and pays monthly to the Adviser an annual unitary management fee. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses. The unitary management fee is paid by each Fund to the Adviser at the following annual rates:

% of Average Daily Net Assets
PureBetaSM 0-5 Yr US TIPS ETF	0.07%
PureBetaSM FTSE Developed ex-North America ETF	0.07%
PureBetaSM FTSE Emerging Markets ETF	0.14%

Further, through August 31, 2020, the Adviser has contractually agreed to waive a portion of each Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to certain of the Fund’s investments in money market funds managed by that affiliate (excluding investments of cash collateral from securities lending). The Adviser cannot discontinue this waiver prior to its expiration.

For the fiscal year ended October 31, 2018, the Adviser waived fees for each Fund in the following amounts:

PureBetaSM 0-5 Yr US TIPS ETF	$13
PureBetaSM FTSE Developed ex-North America ETF	4
PureBetaSM FTSE Emerging Markets ETF	681

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement for each Fund with the following entities (each, a “Licensor”):

Fund	Licensor
PureBetaSM 0-5 Yr US TIPS ETF	ICE Data Indices, LLC
PureBetaSM FTSE Developed ex-North America ETF	FTSE International Ltd.
PureBetaSM FTSE Emerging Markets ETF	FTSE International Ltd.

Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

Note 4. Investments in Affiliates

The Adviser also serves as the adviser for Invesco India ETF, and therefore Invesco India ETF is considered to be affiliated with the Funds. The table below shows PureBetaSM FTSE Emerging Markets ETF’s transactions in, and earnings from, investments in affiliates (excluding affiliated money market funds) for the fiscal year ended October 31, 2018.

47

PureBetaSM FTSE Emerging Markets ETF

	Value October 31, 2017	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value October 31, 2018	Dividend Income
Invesco India ETF	$86,671	$37,739	$(15,443)	$(15,016)	$(62)	$93,889	$—

Note 5. Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.

Level 2 —

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Each Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the fiscal year ended October 31, 2018, there were no material transfers in and out of Level 3.

	Level 1	Level 2	Level 3	Total
PureBetaSM 0-5 Yr US TIPS ETF
Investments in Securities
U.S. Treasury Securities	$—	$2,434,488	$—	$2,434,488
Money Market Fund	2,443	—	—	2,443

Total Investments	$2,443	$2,434,488	$—	$2,436,931

PureBetaSM FTSE Developed ex-North America ETF
Investments in Securities
Common Stocks & Other Equity Interests	$2,276,137	$0	$44	$2,276,181
Money Market Fund	2,299	—	—	2,299

Total Investments	$2,278,436	$0	$44	$2,278,480

PureBetaSM FTSE Emerging Markets ETF
Investments in Securities
Common Stocks & Other Equity Interests	$2,162,462	$1,584	$13	$2,164,059

48

Note 6. Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Year Ended October 31, 2018 and Period Ended October 31, 2017:

	10/31/2018	10/31/2017
	Ordinary Income	Ordinary Income
PureBetaSM 0-5 Yr US TIPS ETF	$67,160	$—
PureBetaSM FTSE Developed ex-North America ETF	70,376	—
PureBetaSM FTSE Emerging Markets ETF	64,729	—

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Appreciation (Depreciation)- Investments	Net Unrealized Appreciation (Depreciation)- Foreign Currencies	Capital Loss Carryforwards	Shares of Beneficial Interest	Total Net Assets
PureBetaSM 0-5 Yr US TIPS ETF	$1,629	$—	$(54,546)	$—	$(7,087)	$2,500,025	$2,440,021
PureBetaSM FTSE Developed ex-North America ETF	10,202	151	(230,166)	(17)	—	2,500,025	2,280,195
PureBetaSM FTSE Emerging Markets ETF	6,818	—	(322,642)	13	(18,344)	2,500,025	2,165,870

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The following table presents available capital loss carryforwards for each Fund as of October 31, 2018:

	Post-effective/ no expiration
	Short-Term	Long-Term	Total*
PureBetaSM 0-5 Yr US TIPS ETF	$6,722	$365	$7,087
PureBetaSM FTSE Developed ex-North America ETF	—	—	—
PureBetaSM FTSE Emerging Markets ETF	2,932	15,412	18,344

*

Capital loss carryforwards as of the date listed above are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

Note 7. Investment Transactions

For the fiscal year ended October 31, 2018, the cost of securities purchased and proceeds from sales of securities (other than short-term securities, U.S. Treasury obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales
PureBetaSM FTSE Developed ex-North America ETF	$181,412	$180,371
PureBetaSM FTSE Emerging Markets ETF	411,530	402,166

For the fiscal year ended October 31, 2018, the cost of securities purchased and proceeds from sales of U.S. Treasury obligations (other than short-term securities, money market funds and in-kind transactions), for the PureBetaSM 0-5 Yr US TIPS ETF amounted to $756,815 and $424,649, respectively.

At October 31, 2018, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost
PureBetaSM 0-5 Yr US TIPS ETF	$—	$(54,546)	$(54,546)	$2,491,477
PureBetaSM FTSE Developed ex-North America ETF	91,402	(321,568)	(230,166)	2,508,646
PureBetaSM FTSE Emerging Markets ETF	105,631	(428,273)	(322,642)	2,486,701

49

Note 8. Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and passive foreign investment companies, amounts were reclassified between undistributed net investment income, undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets or the distributable earnings of each Fund. For the fiscal year ended October 31, 2018, the reclassifications were as follows:

	Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
PureBetaSM 0-5 Yr US TIPS ETF	$—	$—	$—
PureBetaSM FTSE Developed ex-North America ETF	442	(442)	—
PureBetaSM FTSE Emerging Markets ETF	(269)	269	—

Note 9. Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to each Trustee who is not an “interested person” as defined in the 1940 Act (an “Independent Trustee”) and an Officer of the Trust. The Adviser, as a result of each Fund’s unitary management fee, pays for such compensation. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of his compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco Funds. The Deferral Fees payable to the Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

Note 10. Capital

Shares are created and redeemed by each Fund only in Creation Units of 50,000 Shares for PureBetaSM 0-5 Yr US TIPS ETF and 100,000 Shares for PureBetaSM FTSE Developed ex-North America ETF and PureBetaSM FTSE Emerging Markets ETF. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund of the Trust on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

Note 11. Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee is also indemnified against certain liabilities arising out of the performance of his duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

50

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Fund Trust II and Shareholders of Invesco PureBetaSM 0-5 Yr US TIPS ETF, Invesco PureBetaSM FTSE Developed ex-North America ETF and Invesco PureBetaSM FTSE Emerging Markets ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Invesco PureBetaSM 0-5 Yr US TIPS ETF, Invesco PureBetaSM FTSE Developed ex-North America ETF, and Invesco PureBetaSM FTSE Emerging Markets ETF (three of the funds constituting Invesco Exchange-Traded Fund Trust II, hereafter collectively referred to as the “Funds”) as of October 31, 2018, the related statements of operations for the year ended October 31, 2018, the statements of changes in net assets, including the related notes, and the financial highlights for the year ended October 31, 2018 and for the period September 19, 2017 (commencement of investment operations) through October 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2018, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for the year ended October 31, 2018 and for the period September 19, 2017 (commencement of investment operations) through October 31, 2017, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Chicago, Illinois

December 26, 2018

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

51

Fees and Expenses

As a shareholder of a Fund of the Invesco Exchange-Traded Fund Trust II, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2018.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by a Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco PureBetaSM 0-5 Yr US TIPS ETF (PBTP)
Actual	$1,000.00	$1,002.00	0.07%	$0.35
Hypothetical (5% return before expenses)	1,000.00	1,024.85	0.07	0.36
Invesco PureBetaSM FTSE Developed ex-North America ETF (PBDM)
Actual	1,000.00	893.90	0.07	0.33
Hypothetical (5% return before expenses)	1,000.00	1,024.85	0.07	0.36
Invesco PureBetaSM FTSE Emerging Markets ETF (PBEE)
Actual	1,000.00	852.90	0.08	0.37
Hypothetical (5% return before expenses)	1,000.00	1,024.80	0.08	0.41

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended October 31, 2018. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

52

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2018:

	Qualified Dividend Income*	Dividends-Received Deduction*	Qualified Interest Income*
Invesco PureBetaSM 0-5 Yr US TIPS ETF	0%	0%	100%
Invesco PureBetaSM FTSE Developed ex-North America ETF	100%	0%	0%
Invesco PureBetaSM FTSE Emerging Markets ETF	43%	0%	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

The Funds intend to elect to pass through to shareholders the credit for taxes paid to foreign countries. The gross foreign source income and foreign taxes paid are as follows:

	Gross Foreign Income	Foreign Taxes Paid
Invesco PureBetaSM 0-5 Yr US TIPS ETF	$—	$—
Invesco PureBetaSM FTSE Developed ex-North America ETF	85,291	10,088
Invesco PureBetaSM FTSE Emerging Markets ETF	76,807	7,684

53

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below.

As of October 31, 2018

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge—1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Nominating and Governance Committee and Trustee	Chairman of the Nominating and Governance Committee and Trustee since 2007	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	234	Trustee and Investment Oversight Committee member, Mission Aviation Fellowship (2017-Present)

Todd J. Barre—1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	234	None

Marc M. Kole—1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee since 2008; Trustee since 2007	Senior Director of Finance, By The Hand Club for Kids (2015-Present); formerly, Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Senior Vice President of Finance, United Healthcare (2004-2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	234	None

Yung Bong Lim—1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	234	None

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

54

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker—1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer at RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider).	234	None

Donald H. Wilson—1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2007	Chairman, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-Present); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (2016-Present); formerly, Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	234	None

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

55

Trustees and Officers (continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below.

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Kevin M. Carome—1956 Invesco Ltd. Two Peachtree Pointe, 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director (2006-Present) and Executive Vice President (2008- Present), Invesco Group Services, Inc., Invesco Holding Company (US), Inc. and Invesco North American Holdings, Inc.; Director, Invesco Holding Company Limited (2007-Present); Executive Vice President (2008-Present), Invesco Investments (Bermuda) Ltd.; Manager, Horizon Flight Works LLC, Director and Executive Vice President, Invesco Finance, Inc. and Director, Invesco Finance PLC (2011- Present); Director and Secretary (2012-Present), Invesco Services (Bahamas) Private Limited; and Director and Executive Vice President (2014-Present), INVESCO Asset Management (Bermuda) Ltd.; formerly, Director and Chairman, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2006); Director, Invesco Investments (Bermuda) Ltd. (2008-2016); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	234	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

56

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Daniel E. Draper—1968 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2015	President and Principal Executive Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2015-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Chief Executive Officer and Principal Executive Officer (2016-Present) and Managing Director (2013-Present), Invesco Capital Management LLC; Senior Vice President, Invesco Distributors, Inc. (2014-Present); formerly, Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-2015) and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2015); Managing Director, Credit Suisse Asset Management (2010-2013) and Lyxor Asset Management/Societe Generale (2007-2010).

Kelli Gallegos—1970 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President and Treasurer	Since 2018	Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President, Principal Financial Officer (2016-Present) and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Assistant Treasurer Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); Assistant Treasurer, Invesco Capital Management LLC (2013-2018); and Assistant Vice President, The Invesco Funds (2008-2016).

Peter Hubbard—1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Sheri Morris—1964 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2012	President and Principal Executive Officer, The Invesco Funds (2016-Present); Treasurer, The Invesco Funds (2008-Present); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

57

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Anna Paglia—1974 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2011	Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2011-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015-Present); Head of Legal (2010-Present) and Secretary (2015-Present), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Rudolf E. Reitmann—1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

David Warren—1957 Invesco Canada Ltd. 5140 Yonge Street, Suite 800 Toronto, Ontario M2N 6X7	Vice President	Since 2009	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, and Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Managing Director—Chief Administrative Officer, Americas, Invesco Capital Management LLC; Senior Vice President, Invesco Advisers, Inc. (2009-Present); Director, Invesco Inc. (2009-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2011-Present); Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); Director, Invesco Corporate Class Inc. (2014-Present); Director, Invesco Global Direct Real Estate Feeder GP Ltd. (2015-Present); Director, Invesco Canada Holdings Inc. (2002-Present); Director, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée and Trimark Investments Ltd./Placements Trimark Ltée (2014-Present); Director, Invesco IP Holdings (Canada) Ltd. (2016-Present); Director, Invesco Global Direct Real Estate GP Ltd. (2015-Present); formerly, Senior Vice President, Invesco Management Group, Inc. (2007-2018); Executive Vice President and Chief Financial Officer, Invesco Inc. (2009-2015); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2011).

Melanie Zimdars—1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer of Invesco Capital Management LLC (2017-Present); Chief Compliance Officer of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer at ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/Chief Financial Officer at Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

58

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year on Form N-Q (or any successor Form). The Form N-Qs (or any successor Form) will be available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2018 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	P-PBETA-AR-1	invesco.com/ETFs

Invesco Annual Report to Shareholders

October 31, 2018

IDLB	Invesco FTSE International Low Beta Equal Weight ETF
EWEM	Invesco MSCI Emerging Markets Equal Country Weight ETF
EELV	Invesco S&P Emerging Markets Low Volatility ETF
EEMO	Invesco S&P Emerging Markets Momentum ETF
IDHD	Invesco S&P International Developed High Dividend Low Volatility ETF
IDLV	Invesco S&P International Developed Low Volatility ETF
IDMO	Invesco S&P International Developed Momentum ETF

2

The Market Environment

Domestic Equity

The fiscal year proved to be an increasingly volatile time for US equities. The fiscal year began in the final months of 2017 with several major US stock market indexes repeatedly reaching new highs amid strong corporate profits, the prospect of tax reform legislation and exceedingly low stock market volatility.

Stock market euphoria continued in January 2018 as US equity markets steadily moved higher. Investors remained enthused about the passage of the Tax Cuts and Jobs Act signed into law in late December 2017, which significantly cut corporate tax rates. However, in February 2018, volatility returned to the US stock and bond markets. Worries about how rising interest rates might affect economic growth, concerns about a potential trade war and heightened geopolitical tensions, caused the US stock markets to pull back and volatility to increase.

US equity markets generally recovered in the second quarter of 2018 as strong US retail sales and low unemployment buoyed markets. Throughout the summer, US equities moved higher as corporate profits surged. Several US equity indexes reached new highs despite potential headwinds including trade tensions, tariff announcements and contagion concerns over a Turkish currency crisis. After a relatively quiet summer, market volatility markedly rose in the final month of the fiscal year. US equity markets suffered a sharp sell-off in October 2018 amid rising interest rates and concerns that higher inflation could mean a more restrictive monetary policy. In this environment, there was a flight to safety, as investors fled to defensive areas of the market and U.S. treasuries.

Given signs of a strong economy, the US Federal Reserve raised interest rates four times during the fiscal year: in December 2017 and in March, June and September 2018.1 In contrast, the European Central Bank and central banks in several other countries maintained extraordinarily accommodative monetary policies.

Global Equity

The fiscal year proved to be an increasingly volatile time for global equities. The fiscal year began in the final months of 2017 with several US stock market indexes repeatedly reaching new highs amid strong corporate profits, the prospect of tax reform legislation and exceedingly low stock market volatility. Despite a sharp uptick in volatility, particularly in October 2018, US markets, in general, still produced positive returns for the fiscal year. International markets, however, were meaningfully less robust, many experiencing flat to negative results for the fiscal year. This divergence between the US and other markets could be attributed to the strength of the US economy and the widely-held belief that the US could win trade wars with other countries.

At the beginning of 2018, markets saw significant turbulence in late January and early February, when stocks were whipsawed—first by concerns about accelerated US Federal Reserve (the Fed) tightening and then, later in the year, by fears of brewing trade wars and geopolitical tensions. After a relatively quiet summer, market volatility markedly rose again in the final month of the fiscal year. Global equity markets (particularly the US) suffered a sharp sell-off in October 2018 amid rising interest rates and concerns that higher inflation could result in a more restrictive monetary policy.

Global economic growth, in general, was solid despite weakness in emerging markets. During the fiscal year, emerging markets were impacted by both country-specific issues, as well as, more generalized pressure resulting from the Fed’s tightening policy. In this environment, economic growth unsurprisingly slowed in emerging markets. Within the eurozone, economic growth accelerated, although there was divergence among countries. In Japan, economic growth improved over the latter part of the fiscal year. The US experienced strong growth during the fiscal year due to robust consumer and business spending. In addition, unemployment rates remained low, job creation was strong and inflation remained relatively controlled.

At the close of the fiscal year, equity valuations in developed and emerging markets appeared relatively full in absolute terms—but overseas equity markets were trading at a material discount to those of the US. In sum, while valuations were not cheap, recent earnings growth and upward earnings revisions improved in many non-US developed markets.

[1]	Source: US Federal Reserve

3

IDLB	Manager’s Analysis
Invesco FTSE International Low Beta Equal Weight ETF (IDLB)

As an index fund, the Invesco FTSE International Low Beta Equal Weight ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the FTSE Developed ex-U.S. Low Beta Equal Weight Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, FTSE International Limited (the “Index Provider”) compiles, maintains and calculates the Index, which is designed to provide exposure to constituents of the FTSE Developed ex US Index (the “Developed ex US Index”) that exhibit low beta characteristics. The Developed ex US Index is designed to measure the performance of the international equity markets, and consists of large and mid-cap companies from developed markets throughout the world, excluding the United States.

Beta is a measure of a security’s price sensitivity (i.e., volatility); it reflects the rate of change in a security’s price that results from overall market movements. Securities with a beta score less than that of the average beta score of the relevant country index (that is, securities whose price changes exhibit less volatility than the average amount of volatility in the market of the issuer’s country) are eligible for inclusion in the Index. The Index is equally weighted, meaning that the Index Provider assigns each component security the same weight in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weighting in the Index.

For the fiscal year ended October 31, 2018, on a market price basis, the Fund returned (6.12)%. On a net asset value (“NAV”) basis, the Fund returned (5.81)%. During the same time period, the Index returned (5.31)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the MSCI World ex USA Index (Net) (the “Benchmark Index”) returned (6.76)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 1,010 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall international equity market.

Relative to the Benchmark Index, the Fund was most overweight in the industrials sector and most underweight in the financials sector during the fiscal year ended October 31, 2018. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to stock selection within the materials sector and allocation to the energy sector.

For the fiscal year ended October 31, 2018, the health care sector contributed most significantly to the Fund’s return, followed by the energy sector. The industrials sector detracted most significantly from the Fund’s return, followed by the materials and consumer discretionary sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2018 included Wirecard AG, an IT services company (portfolio average weight of 0.15%), and FamilyMart UNY Holdings Co. Ltd., a food & staples retailing company (portfolio average weight of 0.15%). Positions that detracted most significantly from the Fund’s return included Hanssem Co., Ltd., a household durables company (portfolio average weight of 0.10%), and Tower Semiconductor Ltd., a semiconductors and semiconductor equipment company (portfolio average weight of 0.11%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2018
Industrials	18.4
Financials	13.9
Consumer Staples	11.5
Consumer Discretionary	11.0
Materials	9.4
Communication Services	7.7
Health Care	7.6
Real Estate	6.4
Utilities	5.8
Information Technology	5.5
Energy	2.6
Money Market Fund Plus Other Assets Less Liabilities	0.2

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2018
Security
Familymart UNY Holdings Co. Ltd.	0.2
M1 Ltd.	0.2
Daikyo, Inc.	0.2
Don Quijote Holdings Co. Ltd.	0.2
Ci:z Holdings Co. Ltd.	0.2
ICA Gruppen AB	0.2
Cheil Worldwide, Inc.	0.2
Sony Financial Holdings, Inc.	0.2
WorleyParsons Ltd.	0.2
Hyosung Corp.	0.2
Total	2.0

*	Excluding money market fund holdings.

4

Invesco FTSE International Low Beta Equal Weight ETF (IDLB) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of October 31, 2018

		Fund Inception
Index	1 Year	Average Annualized	Cumulative
FTSE Developed ex-U.S. Low Beta Equal Weight Index (Net)	(5.31)%	5.71%	18.03%
MSCI World ex USA Index (Net)	(6.76)	4.06	12.61
Fund
NAV Return	(5.81)	5.12	16.08
Market Price Return	(6.12)	4.81	15.06

Fund Inception: November 5, 2015

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.45% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See

invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

-Net returns reflect reinvested dividends net of withholding taxes.

5

EWEM	Manager’s Analysis
Invesco MSCI Emerging Markets Equal Country Weight ETF (EWEM)

Welcome to Invesco! Effective after the close of business on April 6, 2018, Guggenheim MSCI Emerging Markets Equal Country Weight ETF (the “Predecessor Fund”) was reorganized into Invesco MSCI Emerging Markets Equal Country Weight ETF (formerly known as PowerShares MSCI Emerging Markets Equal Country Weight Portfolio), a newly created exchange-traded fund in Invesco’s family of ETFs, in a tax-free transaction. The ticker symbol and underlying index did not change. Performance information set forth below refers to both the performance of the Predecessor Fund and the Fund (as defined below).

As an index fund, the Invesco MSCI Emerging Markets Equal Country Weight ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to correspond, before fees and expenses, to the price and yield performance of the MSCI Emerging Markets Equal Country Weighted Index (the “Index”). The Fund generally will invest at least 90% of its total assets in securities included in the Index.

The Fund invests primarily in equity securities to meet its investment objective of corresponding to the Index as closely as possible, before fees and expenses. The Index is based on the universe of constituents of the MSCI Emerging Markets Index. The Index provides equal weighted exposure to all of the countries included in the MSCI Emerging Markets Index while providing capitalization weighted exposure to the securities within each country. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of certain markets deemed to be emerging markets. Both indices are denominated in U.S. dollars. In general, the equal-weighting employed by the Index provides equal representation of the countries included in the Index at the Index’s rebalance interval(s), thereby providing broader exposure to those countries than typically may be found in the Index’s market capitalization weighted counterparts, while the capitalization weighting of the securities within each country provides for greater diversification. The Fund will utilize a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended October 31, 2018, on a market price basis, the Fund returned (8.76)%. On a net asset value (“NAV”) basis, the Fund returned (8.57)%. During the same time period, the Index returned (8.60)%. During the fiscal year, the Fund did not fully replicate the components of the Index; the Fund’s performance (NAV basis) differed from the return of the Index primarily due to a positive impact as a result of the Fund’s use of a sampling methodology partially offset by fees and operating expenses that the Fund incurred during the period.

During this same time period, the MSCI Emerging Markets IndexSM (Net) (the “Benchmark Index”) returned (12.52)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 1,150 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the equities market in emerging market countries.

The performance of the Fund differed from the Benchmark Index in part because the Fund follows an Index that employs an equal weighting methodology, whereas the Benchmark Index weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the financials sector and most underweight in the information technology sector during the fiscal year ended October 31, 2018. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to allocations to and security selection within the information technology and consumer discretionary sectors, respectively.

For the fiscal year ended October 31, 2018, the energy sector contributed most significantly to the Fund’s return. The consumer discretionary sector detracted most significantly from the Fund’s return, followed by the financials and information technology sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2018 included Ecopetrol SA Sponsored ADR, an integrated oil & gas company (portfolio average weight of 0.50%), and PTT Public Co., Ltd., an integrated oil & gas company (portfolio average weight of 0.42%). Positions that detracted most significantly from the Fund’s return included Naspers Limited Class N, a broadcasting & cable tv company (portfolio average weight of 1.30%), and Emaar Properties (P.J.S.C), a real estate development company (portfolio average weight of 0.67%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2018
Financials	40.0
Energy	10.8
Materials	8.5
Communication Services	8.3
Consumer Staples	6.3
Industrials	5.7
Consumer Discretionary	5.1
Information Technology	4.8
Utilities	4.7
Real Estate	3.7
Health Care	2.0
Money Market Fund Plus Other Assets Less Liabilities	0.1

6

Invesco MSCI Emerging Markets Equal Country Weight ETF (EWEM) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2018
Security
Credicorp Ltd.	3.2
Commercial International Bank Egypt SAE	3.1
OTP Bank Nyrt	2.6
Qatar National Bank QPSC	2.5
CEZ AS	1.9
Komercni banka AS	1.4
Taiwan Semiconductor Manufacturing Co. Ltd.	1.3
Invesco India ETF	1.3
MOL Hungarian Oil & Gas PLC	1.3
Emirates Telecommunications Group Co. PJSC	1.1
Total	19.7

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of October 31, 2018

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index	1 Year					Average Annualized	Cumulative
Blended — MSCI Emerging Markets Equal Country Weighted Index (Net)	(8.60)%	4.73%	14.87%	(0.61)%	(3.00)%	(0.86)%	(6.58)%
MSCI Emerging Markets IndexSM (Net)	(12.52)	6.52	20.88	0.78	3.97	0.41	3.32
Fund
NAV Return	(8.57)	4.92	15.49	(0.71)	(3.50)	(1.77)	(13.17)
Market Price Return	(8.76)	5.01	15.78	(0.86)	(4.22)	(1.81)	(13.42)

7

Invesco MSCI Emerging Markets Equal Country Weight ETF (EWEM) (continued)

Predecessor Fund Inception: December 3, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through April 6, 2020. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.75% (0.70% after fee waiver) includes the unitary management fee of 0.70% and acquired fund fees and expenses of 0.05%. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities.

Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

- Average Annualized and Cumulative Inception returns for the Fund and Benchmark Index are based on the inception date of the Predecessor Fund.

-The Blended-MSCI Emerging Markets Equal Country Weighted Index is comprised of the performance of the MSCI Emerging Markets Equal Weighted Index, the Fund’s underlying index from Fund inception through the conversion date, January 20, 2015, followed by the performance of the Index for the period January 20, 2015 through October 31, 2018.

-Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

-Net returns reflect reinvested dividends net of withholding taxes.

8

EELV	Manager’s Analysis
Invesco S&P Emerging Markets Low Volatility ETF (EELV)

As an index fund, the Invesco S&P Emerging Markets Low Volatility ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the S&P BMI Emerging Markets Low Volatility IndexTM (the “Index”). The Fund generally will invest at least 90% of its total assets in securities of companies that comprise the Index.

S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is designed to measure the performance of 200 of the least volatile stocks of the S&P Emerging Plus LargeMidCap Index. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations (increases or decreases in a stock’s price) over time. Strictly in accordance with its existing guidelines and mandated procedures, the Index Provider determines which securities are the least volatile over the past 12 months of companies in the S&P Emerging Plus LargeMidCap Index for inclusion in the Index. Historically, the S&P Emerging Plus LargeMidCap Index has included all publicly listed equity securities with float-adjusted market values of at least $100 million and annual dollar value traded of at least $50 million from the following countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Malaysia, Mexico, Morocco, Peru, the Philippines, Poland, Qatar, Russia, South Africa, South Korea, Taiwan, Thailand, Turkey, and the United Arab Emirates. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2018, on a market price basis, the Fund returned (2.60)%. On a net asset value (“NAV”) basis, the Fund returned (2.54)%. During the same time period, the Index returned (1.84)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses the Fund incurred, as well as trading costs around quarterly rebalances during the period.

During this same time period, the MSCI Emerging Markets IndexSM (Net) (the “Benchmark Index”) returned (12.52)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 1,150 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the equities market in emerging market countries.

The performance of the Fund exceeded that of the Benchmark Index in part because the Fund seeks to track an Index that employs a volatility-driven weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the financials sector and most underweight in the information technology sector during the fiscal year ended October 31, 2018.

The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to allocations to and security selection within the information technology sector.

For the fiscal year ended October 31, 2018, the financials sector contributed most significantly to the Fund’s return, followed by the materials and energy sectors, respectively. The consumer discretionary sector detracted most significantly from the Fund’s return, followed by the industrials and utilities sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2018 included Nestle (Malaysia) Bhd., a packaged foods & meats company (no longer held at fiscal year-end), and Public Bank Bhd, a diversified banks company (portfolio average weight of 1.16% ). Positions that detracted most significantly from the Fund’s return included CPFL Energia S.A., an electric utilities company (no longer held at fiscal year-end), and Haci Omer Sabanci Holding A.S., a multi-sector holdings company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2018
Financials	36.2
Consumer Staples	12.5
Communication Services	10.3
Industrials	8.3
Information Technology	7.2
Utilities	6.4
Materials	5.9
Energy	5.0
Real Estate	3.6
Consumer Discretionary	3.2
Health Care	1.4
Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2018
Security
Kuala Lumpur Kepong Bhd	1.1
Hua Nan Financial Holdings Co. Ltd.	1.0
Taiwan Cooperative Financial Holding Co. Ltd.	1.0
Chang Hwa Commercial Bank Ltd.	1.0
First Financial Holding Co. Ltd.	1.0
Taiwan Mobile Co. Ltd.	1.0
Chunghwa Telecom Co. Ltd.	0.9
PPB Group Bhd	0.9
Taiwan Business Bank	0.9
E.Sun Financial Holding Co. Ltd.	0.8
Total	9.6

9

Invesco S&P Emerging Markets Low Volatility ETF (EELV) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of October 31, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
S&P BMI Emerging Markets Low Volatility Index™ (Net)	(1.84)%	4.84%	15.24%	(0.82)%	(4.03)%	2.36%	17.19%
MSCI Emerging Markets IndexSM (Net)	(12.52)	6.52	20.88	0.78	3.97	2.53	18.51
Fund
NAV Return	(2.54)	4.09	12.76	(1.48)	(7.16)	1.51	10.71
Market Price Return	(2.60)	4.40	13.78	(1.44)	(6.97)	1.41	9.95

Fund Inception: January 13, 2012

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through February 28, 2019. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.45% (0.29% after fee waiver) is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

-Net returns reflect reinvested dividends net of withholding taxes.

10

EEMO	Manager’s Analysis
Invesco S&P Emerging Markets Momentum ETF (EEMO)

As an index fund, the Invesco S&P Emerging Markets Momentum ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the S&P Momentum Emerging Plus LargeMidCap Index (the “Index”). The Fund will invest at least 90% of its total assets in the securities of companies that comprise the Index, as well as American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that are based on the securities in the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is comprised of constituents of the S&P Emerging Plus LargeMidCap IndexTM (the “Emerging LargeMidCap Index”) that have the highest “momentum score.” In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum style” of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on upward price movements of the security as compared to other eligible securities within the Emerging LargeMidCap Index. The Emerging LargeMidCap Index is composed of stocks that represent the top 85% of float adjusted market capitalization companies in each emerging country represented in that index. In selecting constituent securities for the Index, the Index Provider first calculates the momentum score of each stock in the Emerging LargeMidCap Index by evaluating the percentage change in the stock’s price over the last 12 months, excluding the most recent month, and applying an adjustment based on the security’s volatility over that period. The Index Provider then ranks all the stocks in descending order by momentum score and selects the top 20% for inclusion in the Index. While the Fund generally seeks to invest in all of the securities comprising the Index in proportion to their weightings in the Index, at times the composition of the Index may make such “full replication” impracticable. In such circumstances, the Fund will utilize a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended October 31, 2018, on a market price basis, the Fund returned (14.35)%. On a net asset value (“NAV”) basis, the Fund returned (13.66)%. During the same time period, the Index returned (13.13)%. During the fiscal year, the Fund utilized a sampling methodology to achieve exposure to the Indian and Russian securities included in the Index. The Fund’s performance (NAV basis) differed from the return of the Index primarily due to the impact of sampling of these Indian and Russian securities, performance differences as a result of the Fund’s use of GDRs and ADRs, and the fees and expenses that the Fund incurred during the period.

During this same time period, the MSCI Emerging Markets IndexSM (Net) (the “Benchmark Index”) returned (12.52)%. The

Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 1,150 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the equities market in emerging market countries.

Relative to the Benchmark Index, the Fund was most overweight in the information technology sector and most underweight in the consumer staples sector during the fiscal year ended October 31, 2018. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s stock selection in the health care, energy and materials sectors, respectively.

For the fiscal year ended October 31, 2018, the information technology sector detracted most significantly from the Fund’s return, followed by the consumer discretionary and healthcare sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2018 included Petroleo Brasileiro SA, an integrated oil & gas company (portfolio average weight of 0.16%), and Ping An Insurance (Group) Company of China, Ltd. Class H, a life & health insurance company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included Alibaba Group Holding Ltd. Sponsored ADR, an internet & direct marketing retail company (no longer held at fiscal year-end), and Celltrion, Inc., a biotechnology company (portfolio average weight of 1.30%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2018
Financials	25.6
Energy	24.5
Materials	18.6
Information Technology	8.6
Consumer Staples	6.2
Health Care	6.1
Consumer Discretionary	3.9
Industrials	2.8
Utilities	2.0
Communication Services	0.8
Real Estate	0.5
Money Market Fund Plus Other Assets Less Liabilities	0.4

11

Invesco S&P Emerging Markets Momentum ETF (EEMO) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2018
Security
Infosys Ltd. ADR	6.5
HDFC Bank Ltd. ADR	6.4
Vale SA	5.4
Reliance Industries Ltd. GDR	4.3
Invesco India ETF	4.2
LUKOIL PJSC ADR	4.0
CNOOC Ltd.	2.6
Tatneft PJSC ADR	2.5
Gazprom PJSC ADR	2.3
Sberbank of Russia PJSC ADR	2.3
Total	40.5

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of October 31, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
Blended — S&P Momentum Emerging Plus LargeMidCap Index (Net)	(13.13)%	7.13%	22.94%	(0.75)%	(3.69)%	(1.87)%	(11.85)%
MSCI Emerging Markets IndexSM (Net)	(12.52)	6.52	20.88	0.78	3.97	0.82	5.64
Fund
NAV Return	(13.66)	5.14	16.23	(2.44)	(11.64)	(3.29)	(20.04)
Market Price Return	(14.35)	5.29	16.74	(2.31)	(11.03)	(3.45)	(20.91)

12

Invesco S&P Emerging Markets Momentum ETF (EEMO) (continued)

Fund Inception: February 24, 2012

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently, or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through February 28, 2019. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.49% (0.31% after fee waiver) includes the unitary management fee of 0.45% and acquired fund fees and expenses of 0.04%. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-Average Annualized and Cumulative Inception returns for the Fund, Blended-Index and Benchmark Index are based on the inception date of the Fund.

-The Blended-S&P Momentum Emerging Plus LargeMidCap Index is comprised of the performance of the S&P BMI Emerging Markets High Beta Index, the Fund’s underlying index from Fund inception through the conversion date, March 18, 2016, followed by the performance of the Index for the period March 18, 2016 through October 31, 2018.

-Net returns reflect reinvested dividends net of withholding taxes.

13

IDHD	Manager’s Analysis
Invesco S&P International Developed High Dividend Low Volatility ETF (IDHD)

As an index fund, the Invesco S&P International Developed High Dividend Low Volatility ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the S&P EPAC Ex-Korea Low Volatility High Dividend Index (the “Index”). The Fund generally will invest at least 90% of its total assets in securities that comprise the Index.

S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is composed of 100 securities in the S&P EPAC Ex-Korea LargeMidCap Index that historically have provided high dividend yields with lower volatility. The S&P EPAC Ex-Korea LargeMidCap Index is designed to measure the large- and mid-cap segment of the equity markets of economically developed countries worldwide, excluding the United States and South Korea.

Strictly in accordance with its guidelines and mandated procedures, S&P DJI identifies from the S&P EPAC Ex-Korea LargeMidCap Index the 300 securities, excluding U.S. and South Korean securities, with the highest dividend yields over the past 12 months, with no one country and no one sector within the S&P EPAC Ex-Korea LargeMidCap Index allowed to contribute more than 20 securities and 25 securities, respectively. From those securities, S&P DJI selects for inclusion in the Index the 100 securities with the lowest volatility over the past 12 months. The Index Provider weights each of the constituent securities in the Index by its dividend yield, with the highest dividend-yielding securities receiving the highest weights. The Fund generally invests in all of the components of the Index in proportion to their weightings in the Index.

During the fiscal year ended October 31, 2018, on a market price basis, the Fund returned (3.06)%. On a net asset value (“NAV”) basis, the Fund returned (3.11)%. During the same time period, the Index returned (3.02)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and expenses that the Fund incurred during the period.

During this same time period, the MSCI EAFE® Index (Net) (the “Benchmark Index”) returned (6.85)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 920 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the international equity markets.

The performance of the Fund exceeded that of the Benchmark Index in part because the Fund seeks to track an Index that employs a volatility and dividend-driven weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the real estate and utilities sectors and most underweight in the consumer discretionary and industrials sectors during the fiscal year ended October 31, 2018. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to allocation and stock selection within the industrials and consumer staples sectors, respectively.

For the fiscal year ended October 31, 2018, the real estate sector contributed most significantly to the Fund’s return, followed by the energy and health care sectors, respectively. The financials sector detracted most significantly from the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2018 included Naturgy Energy Group, S.A., a gas utilities company (portfolio average weight of 1.01%), and GlaxoSmithKline plc, a pharmaceuticals company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included National Australia Bank Limited, a diversified bank company (portfolio average weight of 1.43%), and Unibail-Rodamco-Westfield, a retail REITs company (portfolio average weight of 0.60%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2018
Real Estate	24.7
Financials	24.5
Communication Services	12.7
Utilities	10.5
Energy	6.2
Industrials	6.2
Consumer Staples	4.7
Consumer Discretionary	3.5
Materials	2.9
Health Care	2.8
Information Technology	0.9
Other Assets Less Liabilities	0.4

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2018
Security
Paz Oil Co. Ltd.	2.0
Unibail-Rodamco-Westfield	1.6
HKT Trust & HKT Ltd.	1.5
PCCW Ltd.	1.4
NOS SGPS SA	1.4
Vicinity Centres	1.3
Zurich Insurance Group AG	1.3
Daimler AG	1.3
Proximus SADP	1.3
National Australia Bank Ltd.	1.3
Total	14.4

14

Invesco S&P International Developed High Dividend Low Volatility ETF (IDHD) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of October 31, 2018

		Fund Inception
Index	1 Year	Average Annualized	Cumulative
S&P EPAC Ex-Korea Low Volatility High Dividend Index (Net)	(3.02)%	7.04%	13.90%
MSCI EAFE® Index (Net)	(6.85)	8.65	17.21
Fund
NAV Return	(3.11)	6.87	13.57
Market Price Return	(3.06)	7.36	14.55

Fund Inception: December 1, 2016

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.30% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

-Net returns reflect reinvested dividends net of withholding taxes.

15

IDLV	Manager’s Analysis
Invesco S&P International Developed Low Volatility ETF (IDLV)

As an index fund, the Invesco S&P International Developed Low Volatility ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the S&P BMI International Developed Low VolatilityTM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in securities that comprise the Index.

S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is designed to measure the performance of 200 of the least volatile stocks of the S&P Developed ex-U.S. & South Korea LargeMidCap Index. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations (increases or decreases in a stock’s price) over time. Strictly in accordance with its guidelines and mandated procedures, the Index Provider determines which securities are the least volatile over the past 12 months of companies in the S&P Developed ex-U.S. & South Korea LargeMidCap Index for inclusion in the Index. Historically, the S&P Developed ex-U.S. & South Korea LargeMidCap Index has included all publicly listed equity securities with float-adjusted market values of at least $100 million and annual dollar value traded of at least $50 million from the following countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The Index Provider weights each of the constituent securities in the Index by volatility, with the least volatile securities receiving the highest weights. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2018, on a market price basis, the Fund returned (3.87)%. On a net asset value (“NAV”) basis, the Fund returned (3.62)%. During the same time period, the Index returned (3.76)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to the revenue generated by securities lending income, which was partially offset by fees and operating expenses incurred by the Fund.

During this same time period, the MSCI EAFE® Index (Net) (the “Benchmark Index”) returned (6.85)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 920 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the international equity markets.

The performance of the Fund differed from the Benchmark Index in part because the Fund employs a volatility driven weighting and stock selection methodology, whereas the Benchmark Index selects stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the real estate sector and most underweight in the health care sector during the fiscal year ended October 31, 2018. The majority of the Fund’s outperformance relative to the Benchmark

Index during the period can be attributed to stock selection within the industrials and consumer staples sectors, respectively.

For the fiscal year ended October 31, 2018, the consumer staples sector contributed most significantly to the Fund’s return, followed by the real estate and health care sectors, respectively. The greatest detracting sectors included the financials sector, followed by the utilities and industrials sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2018 included AEON Co., Ltd., a food & staples retailing company (no longer held at fiscal year-end), and Swedish Match AB, a tobacco company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included CI Financial Corp., a capital markets company (portfolio average weight of .50%), and IGM Financial Inc., a capital markets company (portfolio average weight of 0.50%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2018
Financials	28.6
Real Estate	22.2
Industrials	14.2
Consumer Staples	10.0
Utilities	7.6
Communication Services	6.9
Consumer Discretionary	2.7
Health Care	2.4
Information Technology	1.9
Materials	1.9
Energy	1.3
Money Market Fund Plus Other Assets Less Liabilities	0.3

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2018
Security
MAN SE	0.9
Great-West Lifeco, Inc.	0.8
Bank of Montreal	0.8
H&R Real Estate Investment Trust	0.8
BCE, Inc.	0.7
Toronto-Dominion Bank (The)	0.7
Royal Bank of Canada	0.7
Canadian Imperial Bank of Commerce	0.7
TELUS Corp.	0.7
Bank of Nova Scotia (The)	0.7
Total	7.5

*	Excluding money market fund holdings.

16

Invesco S&P International Developed Low Volatility ETF (IDLV) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of October 31, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
S&P BMI International Developed Low Volatility™ Index (Net)	(3.76)%	4.84%	15.24%	3.15%	16.79%	6.71%	55.48%
MSCI EAFE® Index (Net)	(6.85)	3.62	11.27	2.02	10.52	6.69	55.33
Fund
NAV Return	(3.62)	4.80	15.10	3.08	16.36	6.60	54.42
Market Price Return	(3.87)	4.82	15.18	2.94	15.58	6.49	53.33

Fund Inception: January 13, 2012

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive a portion of its management fee through February 28, 2019. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.35% (0.25% after fee waiver) is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

-Net returns reflect reinvested dividends net of withholding taxes.

17

IDMO	Manager’s Analysis
Invesco S&P International Developed Momentum ETF (IDMO)

As an index fund, Invesco S&P International Developed Momentum ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the S&P Momentum Developed ex-U.S. & South Korea LargeMidCap IndexTM (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities of companies that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is composed of constituents of the S&P Developed ex-U.S. & South Korea LargeMidCap Index (the “Developed ex-U.S. & South Korea Index”) that have the highest “momentum score.” In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum style” of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on upward price movements of the security as compared to other eligible securities within the Developed ex-U.S. & South Korea Index. The Developed ex-U.S. & South Korea Index is composed of stocks that represent the top 85% of float-adjusted market capitalization companies in each developed country (excluding the United States and South Korea) represented in that index. In selecting constituent securities for the Index, the Index Provider first calculates the momentum score of each stock in the Developed ex-U.S. & South Korea Index by evaluating the percentage change in the stock’s price over the last 12 months, excluding the most recent month, and applying an adjustment based on the security’s volatility over that period. The Index Provider then ranks all the stocks in descending order by momentum score and selects the top 20% for inclusion in the Index. The Index uses a modified market capitalization weighted strategy, as the Index Provider weights component securities by multiplying their market capitalization and their momentum score. The Fund generally will invest in all of the securities comprising the Index in proportion to their weighting in the Index.

For the fiscal year ended October 31, 2018, on a market price basis, the Fund returned (8.70)%. On a net asset value (“NAV”) basis, the Fund returned (8.95)%. During the same time period, the Index returned (8.70)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and expenses that the Fund incurred during the period.

During this same time period, the MSCI EAFE® Index (Net) (the “Benchmark Index”) returned (6.85)%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 920 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the international equity markets.

Relative to the Benchmark Index, the Fund was most overweight in the financials sector and most underweight in the health care sector during the fiscal year ended October 31, 2018. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s stock selection within the energy sector, followed by its allocation to the information technology and health care sectors, respectively.

For the fiscal year ended October 31, 2018, the materials sector contributed most significantly to the Fund’s return. All other sectors detracted from the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2018 included Safran S.A., an aerospace & defense company (portfolio average weight of 1.12%), and Nutrien Ltd., a chemicals company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included ASML Holdings NV, a semiconductors & semiconductor equipment company (portfolio average weight of 1.57%), and Total S.A., an oil, gas & consumable fuels company (portfolio average weight of 0.56%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2018
Energy	23.1
Industrials	14.6
Health Care	12.1
Financials	11.9
Consumer Discretionary	9.1
Consumer Staples	8.8
Information Technology	8.0
Materials	6.5
Real Estate	2.7
Utilities	1.7
Communication Services	0.8
Money Market Fund Plus Other Assets Less Liabilities	0.7

18

Invesco S&P International Developed Momentum ETF (IDMO) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2018
Security
Total SA	5.0
BP PLC	4.0
Royal Dutch Shell PLC, Class A	3.6
Toronto-Dominion Bank (The)	3.3
Royal Dutch Shell PLC, Class B	3.1
CSL Ltd.	2.7
AstraZeneca PLC	2.6
LVMH Moet Hennessy Louis Vuitton SE	2.4
Royal Bank of Canada	2.2
BHP Billiton Ltd.	2.0
Total	30.9

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of October 31, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
Blended — S&P Momentum Developed ex-U.S. & South Korea LargeMidCap Index (Net)	(8.70)%	1.74%	5.32%	(0.40)%	(2.00)%	2.49%	17.89%
MSCI EAFE® Index (Net)	(6.85)	3.62	11.27	2.02	10.52	5.09	39.37
Fund
NAV Return	(8.95)	1.28	3.88	(0.75)	(3.69)	2.07	14.68
Market Price Return	(8.70)	1.32	4.00	(0.89)	(4.38)	1.90	13.43

19

Invesco S&P International Developed Momentum ETF (IDMO) (continued)

Fund Inception: February 24, 2012

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently, or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive a portion of its management fee through February 28, 2019. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.36% (0.26% after fee waiver) includes the unitary management fee of 0.35% and other expenses of 0.01%. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

- Average Annualized and Cumulative Inception returns for the Fund, Blended-Index and Benchmark Index are based on the inception date of the Fund.

-The Blended-S&P Momentum Developed ex-U.S. & South Korea LargeMidCap Index is comprised of the performance of the S&P BMI International Developed High Beta IndexTM, the Fund’s underlying index from Fund inception through the conversion date, March 18, 2016, followed by the performance of the Index for the period March 18, 2016 through October 31, 2018.

-Net returns reflect reinvested dividends net of withholding taxes.

20

Schedule of Investments

Invesco FTSE International Low Beta Equal Weight ETF (IDLB)

October 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests—99.8%
	Australia—6.9%
9,550	AGL Energy Ltd.	$121,834
21,923	ALS Ltd.	126,789
67,879	Alumina Ltd.	122,679
13,431	Amcor Ltd.	126,606
57,647	AMP Ltd.	100,918
6,205	Aristocrat Leisure Ltd.	116,541
2,891	ASX Ltd.	121,239
28,145	Atlas Arteria Ltd.	136,243
45,353	Aurizon Holdings Ltd.	135,004
121,031	AusNet Services	146,685
5,944	BHP Billiton Ltd.	135,695
27,419	Boral Ltd.	109,020
17,575	Brambles Ltd.	132,286
6,348	Caltex Australia Ltd.	127,146
18,683	Challenger Ltd.	135,859
3,893	CIMIC Group Ltd.	130,481
20,835	Coca-Cola Amatil Ltd.	146,339
881	Cochlear Ltd.	110,882
10,084	Computershare Ltd.	141,297
13,593	Crown Resorts Ltd.	120,522
44,927	CSR Ltd.	112,402
17,688	Dexus REIT	127,871
3,581	Domino’s Pizza Enterprises Ltd.	137,079
24,600	Downer EDI Ltd.	120,652
24,412	DuluxGroup Ltd.	128,035
68,741	Evolution Mining Ltd.	145,186
3,272	Flight Centre Travel Group Ltd.	107,603
54,231	Fortescue Metals Group Ltd.	153,745
18,116	Goodman Group REIT	133,276
36,876	GPT Group (The) REIT	134,861
56,797	Harvey Norman Holdings Ltd.	128,413
20,780	Iluka Resources Ltd.	118,706
24,806	Insurance Australia Group Ltd.	120,080
23,255	IOOF Holdings Ltd.	112,242
9,770	LendLease Group	121,871
1,500	Macquarie Group Ltd.	124,598
6,809	Magellan Financial Group Ltd.	128,561
76,250	Mirvac Group REIT	117,272
53,912	Orora Ltd.	128,386
22,642	OZ Minerals Ltd.	144,909
4,462	Perpetual Ltd.	109,579
30,622	Qantas Airways Ltd.	118,717
3,535	Ramsay Health Care Ltd.	140,855
2,123	REA Group Ltd.	107,765
2,801	Rio Tinto Ltd.	151,670
46,007	Scentre Group REIT	129,778
9,313	Seven Group Holdings Ltd.	117,160
80,430	Shopping Centres Australasia Property Group REIT	146,502
7,395	Sonic Healthcare Ltd.	118,189
46,118	Stockland REIT	117,997
12,600	Suncorp Group Ltd.	125,113
25,898	Sydney Airport	118,207
64,715	Telstra Corp. Ltd.	141,270
16,456	Transurban Group	132,261
10,015	Treasury Wine Estates Ltd.	107,324
69,596	Vicinity Centres REIT	130,714

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Australia (continued)
3,763	Wesfarmers Ltd.	$124,337
41,942	Whitehaven Coal Ltd.	144,173
9,369	WorleyParsons Ltd.	162,783
6,373	WorleyParsons Ltd. Rts. expiring 11/12/18(a)	0

		7,534,207

	Austria—0.8%
1,811	ams AG(a)	70,539
2,383	ANDRITZ AG	123,555
3,343	Erste Group Bank AG(a)	136,360
2,675	OMV AG	148,908
16,062	Telekom Austria AG, Class A(a)	119,386
3,551	Verbund AG	143,235
5,123	Vienna Insurance Group AG Wiener Versicherung Gruppe	136,408

		878,391

	Belgium—1.1%
2,651	Ageas	132,794
8,847	bpost SA	134,423
2,340	Colruyt SA	136,067
1,342	Groupe Bruxelles Lambert SA	124,959
6,079	Proximus SADP	155,320
700	Sofina SA	134,040
1,057	Solvay SA	120,542
2,555	Telenet Group Holding NV	124,135
1,543	UCB SA	129,688

		1,191,968

	Canada—4.1%
2,874	Alimentation Couche-Tard, Inc., Class B	137,589
1,684	Bank of Montreal	126,218
2,421	Bank of Nova Scotia (The)	130,245
3,412	BCE, Inc.	132,375
1,473	Canadian Imperial Bank of Commerce	127,509
1,593	Canadian National Railway Co.	136,513
1,129	Canadian Tire Corp. Ltd., Class A	127,356
5,732	Canadian Utilities Ltd., Class A	136,311
2,147	CGI Group, Inc., Class A(a)	132,915
8,869	CI Financial Corp.	131,490
193	Constellation Software, Inc.	133,151
3,722	Dollarama, Inc.	103,193
4,234	Fortis, Inc.	140,247
2,304	Franco-Nevada Corp.	144,249
1,825	George Weston Ltd.	133,062
13,843	Goldcorp, Inc.	125,333
5,807	Great-West Lifeco, Inc.	133,584
9,704	Hydro One Ltd.(b)	141,505
1,773	Intact Financial Corp.	140,422
2,620	Loblaw Cos. Ltd.	131,354
7,702	Manulife Financial Corp.	121,578
4,445	Metro, Inc.	139,823
2,806	National Bank of Canada	127,688
6,047	Power Financial Corp.	130,541
7,262	RioCan Real Estate Investment Trust REIT	132,715
2,694	Rogers Communications, Inc., Class B	139,064
1,749	Royal Bank of Canada	127,747

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21

Invesco FTSE International Low Beta Equal Weight ETF (IDLB) (continued)

October 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Canada (continued)
3,474	SNC-Lavalin Group, Inc.	$124,331
3,528	Sun Life Financial, Inc.	129,514
6,323	Teck Resources Ltd., Class B	131,010
3,724	TELUS Corp.	127,834
3,162	Thomson Reuters Corp.	147,524
2,286	Toronto-Dominion Bank (The)	127,125
3,222	TransCanada Corp.	121,790

		4,472,905

	China—0.9%
13,049	AAC Technologies Holdings, Inc.	99,290
29,531	BOC Hong Kong (Holdings) Ltd.	110,373
48,000	China Mengniu Dairy Co. Ltd.(a)	141,439
91,524	Kerry Logistics Network Ltd.	145,002
121,116	Semiconductor Manufacturing International Corp.(a)	99,959
625,270	Shougang Fushan Resources Group Ltd.	126,021
150,069	Towngas China Co. Ltd.(a)	109,114
142,992	Uni-President China Holdings Ltd.	138,808

		970,006

	Denmark—1.2%
1,140	Carlsberg A/S, Class B	125,795
1,408	Chr. Hansen Holding A/S	142,367
4,856	Danske Bank A/S	93,179
1,481	DSV A/S	119,115
837	Genmab A/S(a)	114,707
2,672	GN Store Nord A/S	113,499
2,687	Jyske Bank A/S	109,893
2,281	Orsted A/S(b)	144,972
2,319	Pandora A/S	145,133
321	Rockwool International A/S, Class B	109,784
5,667	Tryg A/S	137,013

		1,355,457

	Finland—1.1%
3,218	Elisa Oyj	128,162
5,606	Fortum Oyj	118,113
4,047	Huhtamaki Oyj	113,673
2,481	Kesko Oyj, Class B	145,109
2,603	Kone Oyj, Class B	126,880
3,349	Nokian Renkaat Oyj	106,552
12,854	Nordea Bank Abp	111,935
2,704	Sampo Oyj, Class A	124,573
3,605	UPM-Kymmene Oyj	116,045
6,884	Wartsila Oyj Abp	117,427

		1,208,469

	France—5.2%
629	Aeroports de Paris	131,776
3,148	Alstom SA	137,858
1,135	Arkema SA	119,316
1,183	Atos SE	101,575
1,522	bioMerieux	116,231
30,699	Bollore SA	130,160
3,339	Bouygues SA	121,972
1,189	Cie Generale des Etablissements Michelin SCA	122,245
6,000	CNP Assurances	133,926

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	France (continued)
1,320	Covivio REIT	$132,737
1,809	Danone SA	128,269
77	Dassault Aviation SA	127,814
914	Dassault Systemes SE	114,797
3,624	Edenred	137,680
1,253	Eiffage SA	122,691
8,589	Electricite de France SA	142,862
5,961	Elis SA	120,426
978	Essilorluxottica SA	133,806
6,000	Eutelsat Communications SA	121,758
799	Gecina SA REIT	117,418
10,905	Getlink SE	137,336
231	Hermes International	132,176
1,423	ICADE REIT	120,764
1,958	Imerys SA	120,909
803	Ipsen SA	111,546
3,908	Klepierre SA REIT	132,839
1,871	Legrand SA	122,405
600	L’Oreal SA	135,218
8,679	Orange SA	135,902
1,044	Orpea	128,759
879	Pernod Ricard SA	134,254
2,342	Publicis Groupe SA	135,971
1,006	Remy Cointreau SA	119,570
1,638	Renault SA	122,622
2,326	Rubis SCA	120,441
1,666	Sanofi	148,823
1,093	Sartorius Stedim Biotech	135,731
3,199	SCOR SE	148,138
1,549	Societe BIC SA	148,481
9,723	Suez	140,848
719	Teleperformance	118,615
1,017	Thales SA	130,211
675	Unibail—Rodamco-Westfield REIT	122,584
6,634	Veolia Environnement SA	132,443

		5,651,903

	Germany—4.6%
579	adidas AG	136,455
15,535	Aroundtown SA	129,022
1,942	Axel Springer SE	129,162
1,202	Beiersdorf AG	124,480
2,274	Brenntag AG	118,960
1,575	Carl Zeiss Meditec AG-BR	129,291
1,010	Deutsche Boerse AG	127,999
3,867	Deutsche Post AG	122,463
2,744	Deutsche Wohnen SE	125,731
13,206	E.ON SE	128,024
1,534	Fraport AG Frankfurt Airport Services Worldwide	118,712
1,377	Fresenius Medical Care AG & Co. KGaA	108,154
1,854	Fresenius SE & Co. KGaA	118,226
811	FUCHS PETROLUB SE	35,194
1,680	FUCHS PETROLUB SE (Preference Shares)	77,930
1,172	GRENKE AG	112,609
1,014	Hannover Rueck SE	136,835
1,757	HeidelbergCement AG	119,446

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22

Invesco FTSE International Low Beta Equal Weight ETF (IDLB) (continued)

October 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Germany (continued)
426	Henkel AG & Co. KGaA	$41,800
735	Henkel AG & Co. KGaA (Preference Shares)	80,431
870	HOCHTIEF AG	129,134
3,155	Innogy SE(b)	139,416
2,077	KION Group AG	121,668
1,811	LANXESS AG	112,365
1,136	LEG Immobilien AG	124,415
1,267	MAN SE	132,073
1,358	Merck KGaA	145,590
641	Muenchener Rueckversicherungs-Gesellschaft AG In Muenchen	137,958
3,184	OSRAM Licht AG	129,225
280	Puma SE	144,033
181	Rational AG	105,002
4,139	Rocket Internet SE(a)(b)	119,681
1,200	SAP SE	128,705
810	Sartorius AG (Preference Shares)	117,475
2,648	Scout24 AG(b)	109,992
1,489	STADA Arzneimittel AG	137,803
10,184	Suedzucker AG	157,507
1,534	Symrise AG	128,897
3,609	Talanx AG	129,300
6,036	thyssenkrupp AG	127,036
2,729	Vonovia SE	124,982
2,789	Zalando SE(a)(b)	108,075

		5,031,256

	Hong Kong—3.9%
13,683	ASM Pacific Technology Ltd.	118,165
38,803	Bank of East Asia Ltd. (The)	125,723
57,052	Cafe de Coral Holdings Ltd.	123,719
94,000	Cathay Pacific Airways Ltd.	119,428
194,024	Champion REIT	130,679
12,000	CK Hutchison Holdings Ltd.	120,851
18,911	CK Infrastructure Holdings Ltd.	138,225
11,898	CLP Holdings Ltd.	133,407
22,300	Dah Sing Financial Holdings Ltd.	119,616
15,463	Dairy Farm International Holdings Ltd.	139,631
27,904	Great Eagle Holdings Ltd.	127,429
5,290	Hang Seng Bank Ltd.	123,893
68,091	Hong Kong & China Gas Co. Ltd.	129,939
20,243	Hongkong Land Holdings Ltd.	119,839
41,755	Hopewell Holdings Ltd.	128,896
378,402	Hutchison Telecommunications Hong Kong Holdings Ltd.	139,498
28,493	Hysan Development Co. Ltd.	133,571
2,324	Jardine Matheson Holdings Ltd.	134,118
3,951	Jardine Strategic Holdings Ltd.	132,358
47,787	Johnson Electric Holdings Ltd.	107,041
14,386	Link REIT	127,539
27,604	MTR Corp. Ltd.	133,805
76,643	NWS Holdings Ltd.	151,733
261,130	PCCW Ltd.	143,233
20,000	Power Assets Holdings Ltd.	133,556
288,810	Sa Sa International Holdings Ltd.	110,891
375,532	Shun Tak Holdings Ltd.	119,758
84,000	Sino Land Co. Ltd.	131,796

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Hong Kong (continued)
10,039	Swire Pacific Ltd., Class A	$104,175
17,366	Swire Pacific Ltd., Class B	27,956
36,872	Swire Properties Ltd.	125,817
46,900	Television Broadcasts Ltd.	98,952
12,759	VTech Holdings Ltd.	149,734
48,828	Yue Yuen Industrial Holdings Ltd.	133,602

		4,238,573

	Ireland—0.6%
16,568	Bank of Ireland Group PLC	117,609
4,170	CRH PLC	125,160
7,998	Glanbia PLC	141,550
1,511	Paddy Power Betfair PLC	129,742
3,339	Smurfit Kappa Group PLC	109,476

		623,537

	Israel—3.0%
11,355	Airport City Ltd.(a)	132,244
13,267	Alony Hetz Properties & Investments Ltd.	126,176
26,458	Amot Investments Ltd.	131,430
2,670	Azrieli Group Ltd.	129,548
19,377	Bank Hapoalim BM	131,186
21,492	Bank Leumi Le-Israel BM	134,072
120,961	Bezeq The Israeli Telecommunication Corp. Ltd.	139,023
889	Delek Group Ltd.	149,249
1,084	Elbit Systems Ltd.	129,595
6,170	First International Bank of Israel Ltd.	132,925
17,057	Harel Insurance Investments & Financial Services Ltd.	124,965
24,759	Israel Chemicals Ltd.	142,746
39,651	Israel Discount Bank Ltd., Class A	129,642
3,137	Melisron Ltd.	132,991
128,065	Migdal Insurance & Financial Holding Ltd.	141,855
7,742	Mizrahi Tefahot Bank Ltd.	130,371
1,192	Nice Ltd.(a)	126,303
260,620	Oil Refineries Ltd.	123,791
872	Paz Oil Co. Ltd.	130,488
23,896	Phoenix Holdings Ltd. (The)	132,313
67,993	Shikun & Binui Ltd.(a)	129,494
21,697	Shufersal Ltd.	137,799
978	SodaStream International Ltd.(a)	140,255
6,215	Strauss Group Ltd.	136,299
6,283	Tower Semiconductor Ltd.(a)	97,363

		3,292,123

	Italy—2.7%
78,603	A2A SpA	126,868
8,004	Assicurazioni Generali SpA	129,504
19,279	Banca Mediolanum SpA	111,951
6,716	Buzzi Unicem SpA	129,172
11,876	Buzzi Unicem SpA-RSP	133,485
15,826	Davide Campari-Milano SpA	121,846
1,324	DiaSorin SpA	125,713
28,183	Enel SpA	138,396
7,417	Eni SpA	131,991
1,094	Ferrari NV	128,294

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23

Invesco FTSE International Low Beta Equal Weight ETF (IDLB) (continued)

October 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Italy (continued)
25,101	Italgas SpA	$129,746
12,006	Leonardo SpA	130,457
2,124	Luxottica Group SpA	133,614
48,907	Mediaset SpA(a)	147,457
3,201	Moncler SpA	111,346
42,277	Parmalat SpA	130,293
16,777	Poste Italiane SpA(b)	120,708
5,453	Prysmian SpA	106,023
3,882	Recordati SpA	131,603
5,794	Salvatore Ferragamo SpA	137,272
32,557	Snam SpA	134,791
25,235	Terna Rete Elettrica Nazionale SpA	130,525
59,292	UnipolSai Assicurazioni SpA	129,726

		2,950,781

	Japan—31.0%
2,579	ABC-Mart, Inc.	150,825
6,505	Aeon Co. Ltd.	149,289
3,753	Aica Kogyo Co. Ltd.	111,737
1,894	Ain Holdings, Inc.	148,358
8,370	Ajinomoto Co., Inc.	135,464
5,684	Alfresa Holdings Corp.	151,852
4,600	Alps Electric Co. Ltd.	109,238
4,643	Aoyama Trading Co. Ltd.	140,703
4,000	Aozora Bank Ltd.	138,053
144,908	Aplus Financial Co. Ltd.(a)	134,822
3,195	Asahi Group Holdings Ltd.	140,647
3,707	Asahi Intecc Co. Ltd.	151,591
9,900	Asahi Kasei Corp.	119,040
4,645	ASKUL Corp.	128,005
8,438	Astellas Pharma, Inc.	130,621
6,580	Azbil Corp.	122,557
3,554	Bandai Namco Holdings, Inc.	126,439
4,800	Benefit One, Inc.	123,557
4,679	Benesse Holdings, Inc.	130,393
7,102	Brother Industries Ltd.	130,329
4,316	Calbee, Inc.	143,414
6,583	Canon Marketing Japan, Inc.	124,771
5,497	Capcom Co. Ltd.	114,173
8,800	Casio Computer Co. Ltd.	132,949
711	Central Japan Railway Co.	136,398
9,699	Chubu Electric Power Co., Inc.	139,957
11,427	Chugoku Electric Power Co., Inc. (The)	147,021
3,252	Ci:z Holdings Co. Ltd.	168,860
5,186	Coca-Cola Bottlers Japan Holdings, Inc.	135,790
664	Cosmos Pharmaceutical Corp.	135,736
2,674	CyberAgent, Inc.	113,495
6,200	Dai Nippon Printing Co. Ltd.	139,267
12,357	Daicel Corp.	130,846
2,795	Daifuku Co. Ltd.	120,364
3,642	Daiichi Sankyo Co. Ltd.	139,219
3,070	Daiichikosho Co. Ltd.	141,456
7,000	Daikyo, Inc.	183,723
1,010	Daito Trust Construction Co. Ltd.	133,348
3,039	Dentsu, Inc.	141,105
800	Disco Corp.	127,385
2,900	Don Quijote Holdings Co. Ltd.	173,710

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Japan (continued)
1,600	Eisai Co. Ltd.	$133,424
5,476	Electric Power Development Co. Ltd.	149,207
2,958	Ezaki Glico Co. Ltd.	147,304
1,653	Familymart UNY Holdings Co. Ltd.	192,170
2,900	Fancl Corp.	128,227
2,456	FP Corp.	126,005
8,197	Fuji Media Holdings, Inc.	133,064
4,619	Fuji Oil Holdings, Inc.	133,223
3,357	FUJIFILM Holdings Corp.	145,548
8,651	Fujitsu General Ltd.	129,165
3,214	Fukuyama Transporting Co. Ltd.	124,311
8,300	GMO Internet, Inc.	118,556
2,192	GMO Payment Gateway, Inc.	106,439
27,108	Gree, Inc.	113,616
5,927	GS Yuasa Corp.	121,843
65,644	GungHo Online Entertainment, Inc.(c)	118,078
8,400	Hakuhodo DY Holdings, Inc.	140,378
3,569	Hamamatsu Photonics K.K.	119,541
5,977	Heiwa Corp.	136,800
743	Hikari Tsushin, Inc.	129,830
13,538	Hino Motors Ltd.	130,156
1,953	Hisamitsu Pharmaceutical Co., Inc.	110,235
12,400	Hitachi Metals Ltd.	146,354
5,100	Hitachi Transport System Ltd.	131,234
20,200	Hokkaido Electric Power Co., Inc.	118,134
14,700	Hokuriku Electric Power Co.(a)	137,029
2,325	Horiba Ltd.	109,189
4,794	House Foods Group, Inc.	138,058
2,451	Hoya Corp.	139,300
35,200	Ichigo, Inc.	115,093
3,920	IHI Corp.	143,455
3,519	Ito EN Ltd.	149,984
2,307	Izumi Co. Ltd.	125,515
3,837	Japan Airlines Co. Ltd.	136,576
3,146	Japan Airport Terminal Co. Ltd.	120,984
8,100	Japan Exchange Group, Inc.	145,413
11,983	Japan Post Bank Co. Ltd.	139,840
11,881	Japan Post Holdings Co. Ltd.	141,071
5,352	Japan Tobacco, Inc.	137,837
7,435	JSR Corp.	111,075
2,770	Kaken Pharmaceutical Co. Ltd.	138,923
14,378	Kandenko Co. Ltd.	146,768
3,104	Kaneka Corp.	129,820
10,000	Kansai Electric Power Co., Inc. (The)	153,338
7,446	Kansai Paint Co. Ltd.	110,250
1,794	Kao Corp.	119,717
5,324	KDDI Corp.	132,776
3,825	Keihan Holdings Co. Ltd.	145,062
5,813	Kewpie Corp.	134,077
236	Keyence Corp.	115,642
2,800	Kikkoman Corp.	154,074
9,200	Kinden Corp.	147,552
3,625	Kintetsu Group Holdings Co. Ltd.	139,083
5,651	Kirin Holdings Co. Ltd.	135,122
1,985	Kobayashi Pharmaceutical Co. Ltd.	130,158
17,112	Kobe Steel Ltd.	137,678

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24

Invesco FTSE International Low Beta Equal Weight ETF (IDLB) (continued)

October 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Japan (continued)
8,256	Koei Tecmo Holdings Co. Ltd.	$130,876
2,400	Koito Manufacturing Co. Ltd.	114,412
8,077	Kokuyo Co. Ltd.	127,680
5,768	Komeri Co. Ltd.	149,547
781	Kose Corp.	116,747
1,900	Kusuri NO Aoki Holdings Co. Ltd.	136,370
7,055	KYORIN Holdings, Inc.	154,222
3,200	Kyoritsu Maintenance Co. Ltd.	142,058
5,058	Kyowa Exeo Corp.	136,249
7,836	Kyowa Hakko Kirin Co. Ltd.	152,408
3,683	Kyudenko Corp.	134,292
12,400	Kyushu Electric Power Co., Inc.	144,376
2,413	Lawson, Inc.	152,663
5,148	Lintec Corp.	121,886
6,562	Lion Corp.	123,268
6,050	M3, Inc.	97,460
3,168	Makita Corp.	109,619
17,300	Marubeni Corp.	140,463
4,100	Maruha Nichiro Corp.	148,589
6,300	Marui Group Co. Ltd.	135,652
3,583	Matsumotokiyoshi Holdings Co. Ltd.	129,217
12,500	Mazda Motor Corp.	135,572
7,058	Medipal Holdings Corp.	151,535
5,597	Megmilk Snow Brand Co. Ltd.	131,029
5,493	MISUMI Group, Inc.	110,293
4,980	Mitsubishi Corp.	140,325
6,700	Mitsubishi Gas Chemical Co., Inc.	112,859
3,800	Mitsubishi Heavy Industries Ltd.	134,316
20,192	Mitsubishi Motors Corp.	127,212
5,241	Mitsubishi Shokuhin Co. Ltd.	135,001
8,564	Mitsubishi Tanabe Pharma Corp.	126,576
8,741	Mitsui & Co. Ltd.	146,038
5,659	Mitsui Chemicals, Inc.	127,115
4,956	Miura Co. Ltd.	121,424
1,820	Mochida Pharmaceutical Co. Ltd.	144,174
4,928	MonotaRO Co. Ltd.	108,774
800	Murata Manufacturing Co. Ltd.	121,678
8,300	Nagase & Co. Ltd.	130,470
5,600	Nankai Electric Railway Co. Ltd.	137,004
5,100	NEC Corp.	146,418
11,032	Nexon Co. Ltd.(a)	125,711
5,675	Nichirei Corp.	137,029
4,845	Nihon Kohden Corp.	144,678
5,270	Nihon M&A Center, Inc.	126,409
5,700	Nihon Unisys Ltd.	124,905
2,300	Nippon Express Co. Ltd.	145,718
3,000	Nippon Gas Co. Ltd.	90,780
3,649	Nippon Paint Holdings Co. Ltd.	114,299
1,986	Nippon Shokubai Co. Ltd.	128,112
3,246	Nippon Telegraph & Telephone Corp.	136,622
8,466	Nippon Television Holdings, Inc.	135,180
14,922	Nissan Motor Co. Ltd.	135,859
7,000	Nisshin Seifun Group, Inc.	139,622
985	Nitori Holdings Co. Ltd.	128,607
4,410	NOF Corp.	125,241
4,500	NS Solutions Corp.	134,575

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Japan (continued)
5,468	NTT DoCoMo, Inc.	$137,820
1,705	OBIC Business Consultants Co. Ltd.	135,971
1,465	OBIC Co. Ltd.	133,447
3,517	Olympus Corp.	117,488
5,371	Ono Pharmaceutical Co. Ltd.	122,407
99,744	Orient Corp.(c)	156,437
1,377	Oriental Land Co. Ltd.	129,519
7,594	Osaka Gas Co. Ltd.	139,357
6,257	OSG Corp.	129,404
3,839	Otsuka Corp.	127,564
2,929	Otsuka Holdings Co. Ltd.	140,357
2,714	Paltac Corp.	138,520
4,875	Park24 Co. Ltd.	128,338
3,639	PeptiDream, Inc.(a)	119,467
6,287	Persol Holdings Co. Ltd.	119,662
2,844	Pigeon Corp.	120,710
2,536	Pilot Corp.	140,221
4,082	Pola Orbis Holdings, Inc.	109,234
18,693	Rakuten, Inc.	126,547
4,546	Recruit Holdings Co. Ltd.	122,336
5,094	Relo Group, Inc.	120,337
16,147	Rengo Co. Ltd.	140,645
4,397	Rohto Pharmaceutical Co. Ltd.	139,482
440	Ryohin Keikaku Co. Ltd.	116,224
3,600	Sankyo Co. Ltd.	137,327
2,708	Sankyu, Inc.	128,135
6,721	Sanrio Co. Ltd.(c)	134,950
9,160	Santen Pharmaceutical Co. Ltd.	135,953
2,666	Sawai Pharmaceutical Co. Ltd.	135,361
1,894	SCREEN Holdings Co. Ltd.	103,213
2,914	SCSK Corp.	123,552
1,800	Secom Co. Ltd.	147,550
9,300	Seino Holdings Co. Ltd.	128,884
3,416	Seven & i Holdings Co. Ltd.	148,106
10,592	Shikoku Electric Power Co., Inc.	133,274
4,300	Shimachu Co. Ltd.	112,668
4,700	Shimadzu Corp.	118,817
1,598	Shimamura Co. Ltd.	134,376
900	Shimano, Inc.	123,131
2,387	Shionogi & Co. Ltd.	152,964
2,049	Shiseido Co. Ltd.	129,580
1,200	Shochiku Co. Ltd.	117,071
3,000	Showa Denko K.K.	131,053
7,179	Showa Shell Sekiyu K.K.	138,421
29,873	SKY Perfect JSAT Holdings, Inc.	132,881
9,739	Skylark Holdings Co. Ltd.	151,709
40,549	Sojitz Corp.	136,535
3,400	Sompo Holdings, Inc.	140,995
2,525	Sony Corp.	137,375
7,100	Sony Financial Holdings, Inc.	165,146
3,068	Square Enix Holdings Co. Ltd.	109,965
4,883	Subaru Corp.	132,097
2,924	Sugi Holdings Co. Ltd.	133,951
3,000	Sumitomo Bakelite Co. Ltd.	108,591
8,838	Sumitomo Corp.	134,189
7,116	Sumitomo Dainippon Pharma Co. Ltd.	148,934

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25

Invesco FTSE International Low Beta Equal Weight ETF (IDLB) (continued)

October 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Japan (continued)
3,434	Suntory Beverage & Food Ltd.	$140,123
3,124	Suzuken Co. Ltd.	158,338
2,143	Suzuki Motor Corp.	107,288
1,626	Sysmex Corp.	114,168
1,254	Taisho Pharmaceutical Holdings Co. Ltd.	133,784
9,700	Taiyo Nippon Sanso Corp.	156,173
4,800	Taiyo Yuden Co. Ltd.	96,931
5,600	Takara Bio, Inc.	132,141
8,517	Takashimaya Co. Ltd.	134,334
3,458	Takeda Pharmaceutical Co. Ltd.	140,030
1,300	TDK Corp.	112,312
2,300	Technopro Holdings, Inc.	120,243
2,551	Terumo Corp.	137,660
5,373	THK Co. Ltd.	119,072
2,917	TIS, Inc.	130,788
4,644	Toho Co. Ltd.	151,638
4,211	Toho Gas Co. Ltd.	145,522
11,072	Tohoku Electric Power Co., Inc.	140,099
7,787	Tokai Carbon Co. Ltd.(c)	121,854
6,900	Tokai Rika Co. Ltd.	126,072
2,562	Tokyo Century Corp.	137,345
5,994	Tokyo Gas Co. Ltd.	147,706
14,212	Toppan Forms Co. Ltd.	129,458
18,846	Toray Industries, Inc.	133,912
4,800	Toshiba Corp.(a)	143,760
6,600	Toshiba Plant Systems & Services Corp.	134,977
9,200	Tosoh Corp.	121,710
7,854	Toyobo Co. Ltd.	111,768
8,129	Toyota Boshoku Corp.	135,922
4,029	Tsumura & Co.	125,666
1,219	Tsuruha Holdings, Inc.	127,025
7,614	TV Asahi Holdings Corp.	142,153
4,341	Unicharm Corp.	118,165
4,881	Wacoal Holdings Corp.	134,508
2,938	Welcia Holdings Co. Ltd.	149,952
2,136	West Japan Railway Co.	143,409
41,820	Yahoo! Japan Corp.	131,550
27,982	Yamada Denki Co. Ltd.(c)	131,908
2,870	Yamaha Corp.	126,519
4,800	Yamato Holdings Co. Ltd.	131,425
4,903	Yamato Kogyo Co. Ltd.	129,032
7,296	Yamazaki Baking Co. Ltd.	131,626
2,500	Yaoko Co. Ltd.	136,458
3,489	Zenkoku Hosho Co. Ltd.	126,446
6,985	Zensho Holdings Co. Ltd.	135,423
13,340	Zeon Corp.	129,198
4,163	ZOZO, Inc.	100,299

		33,923,160

	Luxembourg—0.5%
4,766	Arcelormittal	119,019
77,329	L’Occitane International SA	145,003
1,896	RTL Group SA	121,806
8,519	Tenaris SA	126,785

		512,613

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Macau—0.1%
854,000	Macau Legend Development Ltd.	$149,244

	Mongolia—0.1%
60,089	Turquoise Hill Resources Ltd.(a)	101,578

	Netherlands—1.7%
3,384	Aalberts Industries NV	124,421
22,591	Aegon NV	138,939
1,469	Akzo Nobel NV	123,636
2,925	ASR Nederland NV	133,097
2,131	Exor NV	120,823
2,372	Gemalto NV(a)	135,347
5,626	GrandVision NV(b)	142,407
1,470	Heineken Holding NV	127,417
1,420	Heineken NV	128,071
5,648	Koninklijke Ahold Delhaize NV	129,461
1,347	Koninklijke DSM NV	118,099
2,762	Koninklijke Vopak NV	125,179
2,311	Randstad NV	116,653
4,808	Signify NV(b)	118,760
2,208	Wolters Kluwer NV	125,489

		1,907,799

	New Zealand—1.2%
16,861	a2 Milk Co. Ltd.(a)	114,727
62,693	Air New Zealand Ltd.	114,628
29,912	Auckland International Airport Ltd.	136,532
37,672	Contact Energy Ltd.	137,513
151,508	Kiwi Property Group Ltd.	130,099
62,506	Mercury NZ Ltd.	138,776
64,135	Meridian Energy Ltd.	131,294
15,268	Ryman Healthcare Ltd.	120,637
50,996	SKYCITY Entertainment Group Ltd.	127,540
52,798	Spark New Zealand Ltd.	136,185

		1,287,931

	Norway—0.6%
8,382	Gjensidige Forsikring ASA	130,243
6,334	Marine Harvest ASA	153,735
16,936	Orkla ASA	146,571
2,266	Schibsted ASA, Class B	71,984
1,848	Schibsted ASA, Class A	64,224
7,356	Telenor ASA	135,350

		702,107

	Poland—0.7%
4,493	Bank Polska Kasa Opieki SA	122,807
2,774	CD Projekt SA(a)	114,637
23,412	Cyfrowy Polsat SA(a)	135,073
90,060	Polskie Gornictwo Naftowe i Gazownictwo SA(a)	147,179
12,377	Powszechna Kasa Oszczednosci Bank Polski SA	129,019
1,377	Santander Bank Polska SA	122,367

		771,082

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26

Invesco FTSE International Low Beta Equal Weight ETF (IDLB) (continued)

October 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Portugal—0.2%
7,039	Galp Energia SGPS SA	$122,783
9,520	Jeronimo Martins SGPS SA	117,143

		239,926

	Russia—0.3%
22,140	Evraz PLC	153,611
17,117	Polymetal International PLC	158,392

		312,003

	Singapore—2.6%
69,142	Ascendas Real Estate Investment Trust REIT	125,822
18,758	BOC Aviation Ltd.(b)	134,116
108,241	CapitaLand Commercial Trust Ltd. REIT	135,223
56,500	CapitaLand Ltd.	128,112
91,209	CapitaLand Mall Trust REIT	138,974
85,935	ComfortDelGro Corp. Ltd.	139,626
114,809	Frasers Property Ltd.	130,992
6,320	Jardine Cycle & Carriage Ltd.	138,147
121,434	M1 Ltd.	185,027
63,575	SIA Engineering Co. Ltd.	129,923
19,872	Singapore Airlines Ltd.	136,039
25,700	Singapore Exchange Ltd.	126,941
169,095	Singapore Post Ltd.	126,992
70,081	Singapore Press Holdings Ltd.	134,109
59,288	Singapore Technologies Engineering Ltd.	151,988
59,956	Singapore Telecommunications Ltd.	136,815
100,745	Suntec Real Estate Investment Trust REIT	128,769
28,674	UOL Group Ltd.	124,859
11,362	Venture Corp. Ltd.	125,697
61,482	Wilmar International Ltd.	140,297
93,795	Wing Tai Holdings Ltd.	130,722

		2,849,190

	South Africa—0.3%
6,978	Anglo American PLC	149,363
21,841	Investec PLC	135,072

		284,435

	South Korea—6.8%
18,796	BNK Financial Group, Inc.	125,191
562	Celltrion, Inc.(a)	107,266
8,316	Cheil Worldwide, Inc.	165,656
472	CJ CheilJedang Corp.	134,200
1,235	CJ CheilJedang Corp. (Preference Shares)	128,426
658	Cj Enm Co. Ltd.	130,497
1,036	CJ Logistics Corp.(a)	144,097
1,674	Coway Co. Ltd.	103,271
2,462	DB Insurance Co. Ltd.	155,124
6,967	Dongsuh Cos., Inc.	114,023
16,665	Doosan Infracore Co. Ltd.(a)	112,606
754	E-MART, Inc.	135,310
3,350	GS Engineering & Construction Corp.	122,735
4,365	GS Retail Co. Ltd.	137,514
3,640	Hana Financial Group, Inc.	122,340
3,333	Hankook Tire Co. Ltd.	121,088
1,754	Hanmi Science Co. Ltd.	102,665
12,445	Hanon Systems	119,585
1,803	Hanssem Co. Ltd.	77,291

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	South Korea (continued)
9,268	Hite Jinro Co. Ltd.	$128,095
3,556	Hyosung Corp.	160,083
1,613	Hyundai Department Store Co. Ltd.	122,721
1,286	Hyundai Glovis Co. Ltd.	128,651
4,256	Hyundai Marine & Fire Insurance Co. Ltd.	156,115
2,951	Hyundai Steel Co.	108,117
10,643	Industrial Bank of Korea	138,694
1,275	Kakao Corp.	102,488
5,537	Kangwon Land, Inc.	139,452
4,311	KEPCO Plant Service & Engineering Co. Ltd.	104,035
4,882	Kia Motors Corp.	121,670
398	Korea Zinc Co. Ltd.	132,370
1,583	KT&G Corp.	140,998
1,599	Kumho Petrochemical Co. Ltd.	120,814
394	LG Chem Ltd.	119,975
66	LG Chem Ltd. (Preference Shares)	11,555
2,170	LG Corp.	126,253
6,999	LG Display Co. Ltd.	101,341
10,242	LG Uplus Corp.	145,152
514	Lotte Chemical Corp.	118,402
119	Lotte Chilsung Beverage Co. Ltd.	142,856
2,674	LOTTE Fine Chemical Co. Ltd.	95,622
2,300	LS Corp.	101,926
392	NCSoft Corp.	147,746
624	Nongshim Co. Ltd.	119,374
215	Ottogi Corp.	124,334
499	POSCO	112,976
1,852	S-1 Corp.	156,832
4,403	Samsung Card Co. Ltd.	130,017
968	Samsung Electro-Mechanics Co. Ltd.	100,236
572	Samsung Fire & Marine Insurance Co. Ltd.	139,794
44	Samsung Fire & Marine Insurance Co. Ltd. (Preference Shares)	6,873
650	Samsung SDI Co. Ltd.	134,329
3,711	Shinhan Financial Group Co. Ltd.	138,566
1,929	SK Hynix, Inc.	115,447
818	SK Innovation Co. Ltd.	153,256
31,622	SK Networks Co. Ltd.	118,074
600	SK Telecom Co. Ltd.	141,108
3,322	SKC Co. Ltd.	96,638
1,323	S-Oil Corp.	143,962
9,847	Woori Bank	136,098
642	Yuhan Corp.	94,366

		7,436,296

	Spain—2.8%
10,499	Acerinox SA	117,389
3,382	ACS Actividades de Construccion y Servicios SA	126,877
786	Aena SME SA(b)	125,705
1,548	Amadeus IT Group SA	124,847
15,192	Bankinter SA	124,693
2,396	Corp. Financiera Alba SA	115,243
14,182	EDP Renovaveis SA	127,587
4,869	Enagas SA	129,314
6,110	Endesa SA	127,936
6,567	Ferrovial SA	131,701

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27

Invesco FTSE International Low Beta Equal Weight ETF (IDLB) (continued)

October 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Spain (continued)
9,719	Fomento de Construcciones y Contratas SA(a)	$129,502
3,049	Grifols SA	87,023
2,412	Grifols SA (Preference Shares), Class B	49,575
3,266	Grupo Catalana Occidente SA	135,070
18,665	Iberdrola SA	132,304
4,720	Industria de Diseno Textil SA	133,326
12,566	Inmobiliaria Colonial Socimi SA REIT	126,361
19,566	Mediaset Espana Comunicacion SA	133,282
10,032	MERLIN Properties SOCIMI SA REIT	125,944
5,112	Naturgy Energy Group SA	125,805
6,481	Red Electrica Corp. SA	134,382
7,160	Repsol SA	128,382
9,470	Siemens Gamesa Renewable Energy SA(a)	105,068
17,406	Telefonica SA	142,747
15,013	Zardoya Otis SA	102,913

		3,042,976

	Sweden—2.3%
6,758	Assa Abloy AB, Class B	134,943
5,310	Boliden AB	121,512
6,285	Electrolux AB, Series B	130,793
10,697	Elekta AB, Class B	135,824
4,964	Fastighets AB Balder, Class B(a)	124,810
2,384	Hexagon AB, Class B	117,013
17,140	Husqvarna AB, Class B	129,623
4,681	ICA Gruppen AB	165,889
4,333	Kinnevik AB, Class B	120,370
4,032	Lundin Petroleum AB	123,258
7,923	Securitas AB, Class B	136,056
12,607	Skandinaviska Enskilda Banken AB, Class A	130,709
201	Skandinaviska Enskilda Banken AB, Class C	2,067
7,461	Skanska AB, Class B	117,592
12,025	Svenska Cellulosa AB SCA, Class B	113,965
11,132	Svenska Handelsbanken AB, Class A	121,238
292	Svenska Handelsbanken AB, Class B	3,239
5,858	Swedbank AB, Class A	132,098
2,655	Swedish Match AB	135,456
11,009	Tele2 AB, Class B	125,271
31,971	Telia Co. AB(c)	144,329

		2,466,055

	Switzerland—3.4%
187	Banque Cantonale Vaudoise	139,985
76	Barry Callebaut AG	148,766
1	Chocoladefabriken Lindt & Spruengli AG	79,928
10	Chocoladefabriken Lindt & Spruengli AG-PC	69,092
5,694	Clariant AG(a)	122,892
4,146	Coca-Cola HBC AG(a)	122,373
1,997	DKSH Holding AG	134,900
222	EMS-Chemie Holding AG	122,487
682	Flughafen Zurich AG	135,058
307	Geberit AG	120,340
113	Georg Fischer AG	105,316
58	Givaudan SA	140,921
229	Helvetia Holding AG	140,464
2,675	Julius Baer Group Ltd.(a)	122,435
2,901	Logitech International SA	107,486

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Switzerland (continued)
9,653	OC Oerlikon Corp. AG(a)	$115,061
1,740	Pargesa Holding SA	127,918
180	Partners Group Holding AG	128,393
1,381	PSP Swiss Property AG	133,515
188	Schindler Holding AG	39,099
403	Schindler Holding AG-PC	85,095
53	SGS SA	126,032
960	Sika AG	123,305
709	Sonova Holding AG	115,982
1,122	Sulzer AG	112,880
410	Swatch Group AG (The)	27,411
268	Swatch Group AG (The)-BR	90,799
381	Swiss Life Holding AG(a)	144,007
1,534	Swiss Prime Site AG(a)	124,745
1,517	Swiss RE AG	137,177
877	Temenos AG(a)	120,752
461	Zurich Insurance Group AG	143,538

		3,708,152

	United Arab Emirates—0.1%
2,845	NMC Health PLC	128,395

	United Kingdom—8.3%
5,117	Admiral Group PLC	131,615
31,581	Ashmore Group PLC	142,122
4,509	Ashtead Group PLC	111,511
24,839	Auto Trader Group PLC(b)	129,999
4,153	AVEVA Group PLC	138,924
21,864	Aviva PLC	119,709
26,297	B&M European Value Retail SA	140,049
3,684	Bellway PLC	135,145
17,054	British Land Co. PLC (The) REIT	129,001
49,495	BT Group PLC	152,129
4,450	Bunzl PLC	131,403
75,641	Centrica PLC	142,269
35,101	Cineworld Group PLC	132,129
11,808	CNH Industrial NV, Class A	122,900
86,530	Cobham PLC(a)	119,022
50,555	Convatec Group PLC(b)	104,647
2,129	Croda International PLC	131,120
31,820	CYBG PLC	109,289
3,561	Derwent London PLC REIT	133,271
32,284	Direct Line Insurance Group PLC	135,922
21,637	DS Smith PLC	108,624
7,105	easyJet PLC	108,941
5,610	Experian PLC	129,206
8,123	Fiat Chrysler Automobiles NV(a)	123,791
6,838	GlaxoSmithKline PLC	132,037
7,481	Halma PLC	126,941
23,525	Hammerson PLC REIT	131,809
6,270	Hiscox Ltd.	130,427
22,249	Howden Joinery Group PLC	133,359
8,822	IMI PLC	112,103
15,620	Inchcape PLC	107,975
13,899	Informa PLC	126,731
2,277	InterContinental Hotels Group PLC	119,578
15,296	International Consolidated Airlines Group SA	117,931

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28

Invesco FTSE International Low Beta Equal Weight ETF (IDLB) (continued)

October 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	United Kingdom (continued)
66,907	ITV PLC	$127,338
21,341	JD Sports Fashion PLC	111,337
39,194	Kingfisher PLC	127,554
41,866	Legal & General Group PLC	134,538
175,243	Lloyds Banking Group PLC	128,125
2,287	London Stock Exchange Group PLC	126,093
35,405	Marks & Spencer Group PLC	133,907
28,047	Merlin Entertainments PLC(b)	115,825
5,022	Mondi PLC	118,359
13,508	National Grid PLC	143,119
10,292	NEX Group PLC	149,391
15,034	Phoenix Group Holdings	115,738
6,210	Prudential PLC	124,616
1,677	Reckitt Benckiser Group PLC	135,703
6,287	RELX PLC	124,515
2,010	Renishaw PLC	108,227
22,399	Rightmove PLC	129,407
505,494	Rolls-Royce Holdings C Shares(a)	646
10,989	Rolls-Royce Holdings PLC	117,806
42,418	Royal Bank of Scotland Group PLC	128,128
23,042	Royal Mail PLC	105,696
15,433	RPC Group PLC	150,381
16,951	RSA Insurance Group PLC	122,244
18,319	Sage Group PLC (The)	127,428
3,552	Schroders PLC	121,634
16,291	Segro PLC REIT	127,934
7,761	Smith & Nephew PLC	126,288
6,651	Smiths Group PLC	118,764
1,544	Spirax-Sarco Engineering PLC	127,643
8,403	SSE PLC	122,562
9,420	St. James’s Place PLC	121,989
16,835	Standard Chartered PLC	118,202
29,015	Standard Life Aberdeen PLC	100,285
4,696	TechnipFMC PLC	125,358
2,456	Unilever NV CVA	132,251
2,480	Unilever PLC	131,395
5,947	Weir Group PLC (The)	120,517
40,479	WM Morrison Supermarkets PLC	128,322
9,256	WPP PLC	105,093

		9,035,987

	United States—0.7%
2,313	Carnival PLC	125,990
1,709	Ferguson PLC	115,363
3,614	Qiagen NV(a)	131,322
33,900	Samsonite International SA(a)(b)	97,297
2,466	Shire PLC	147,479
1,718	Waste Connections, Inc.	131,658

		749,109

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $112,663,516)—99.8%	109,007,614

Number of Shares		Value
	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—0.5%
577,575	Invesco Government & Agency Portfolio—Institutional Class, 2.08%(d)(e) (Cost $577,575)	$577,575

	Total Investments in Securities (Cost $113,241,091)—100.3%	109,585,189
	Other assets less liabilities—(0.3)%	(326,765)

	Net Assets—100.0%	$109,258,424

Investment Abbreviations:

BR—Bearer Shares

CVA—Dutch Certificates

PC—Participation Certificate

REIT—Real Estate Investment Trust

RSP—Registered Savings Plan Shares

Rts.—Rights

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2018 was $1,853,105, which represented 1.70% of the Fund’s Net Assets.

(c)	All or a portion of this security was out on loan at October 31, 2018.
(d)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2018.

(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29

Schedule of Investments

Invesco MSCI Emerging Markets Equal Country Weight ETF (EWEM)

October 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests—99.9%
	Brazil—5.0%
7,500	Ambev SA	$32,992
600	Atacadao Distribuicao Comercio E Industria Ltda	2,462
3,300	B3 SA—Brasil Bolsa Balcao	23,578
1,600	Banco Bradesco SA	13,030
5,300	Banco Bradesco SA (Preference Shares)	48,941
1,400	Banco do Brasil SA	16,113
700	Banco Santander Brasil SA	7,953
1,100	BB Seguridade Participacoes SA	7,842
1,300	BR Malls Participacoes SA(a)	4,445
300	Braskem SA (Preference Shares), Class A	4,212
800	BRF SA(a)	4,717
1,900	CCR SA	5,611
300	Centrais Eletricas Brasileiras SA(a)	1,898
400	Centrais Eletricas Brasileiras SA (Preference Shares), Class B(a)	2,864
200	Cia Brasileira de Distribuicao (Preference Shares), Class A	4,212
500	Cia de Saneamento Basico do Estado de Sao Paulo	3,762
1,400	Cia Energetica de Minas Gerais (Preference Shares)	4,157
1,000	Cia Siderurgica Nacional SA(a)	2,576
2,000	Cielo SA	7,107
300	Cosan SA	2,605
500	EDP—Energias do Brasil SA	1,885
1,100	Embraer SA	6,198
300	Engie Brasil Energia SA	3,214
300	Equatorial Energia SA	5,491
400	Fibria Celulose SA	7,737
1,600	Gerdau SA (Preference Shares)	7,004
600	Hypera SA	4,810
200	IRB Brasil Resseguros SA	3,901
5,100	Itau Unibanco Holding SA (Preference Shares)	67,620
7,150	Itausa—Investimentos Itau SA (Preference Shares)	21,636
1,100	Klabin SA	5,529
2,200	Kroton Educacional SA	6,764
800	Localiza Rent A Car SA	6,192
1,200	Lojas Americanas SA (Preference Shares)	6,073
1,100	Lojas Renner SA	11,135
200	M Dias Branco SA	2,394
100	Magazine Luiza SA	4,544
300	Multiplan Empreendimentos Imobiliarios SA	1,858
300	Natura Cosmeticos SA	2,632
400	Odontoprev SA	1,424
600	Petrobras Distribuidora SA	3,873
4,600	Petroleo Brasileiro SA	37,548
6,100	Petroleo Brasileiro SA (Preference Shares)	45,358
100	Porto Seguro SA	1,464
400	Raia Drogasil SA	6,765
1,700	Rumo SA(a)	7,620
300	Sul America SA	2,003
700	Suzano Papel E Celulose SA	7,133
700	Telefonica Brasil SA (Preference Shares)	8,145
1,400	TIM Participacoes SA	4,368
600	Ultrapar Participacoes SA	7,148

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Brazil (continued)
5,000	Vale SA	$76,336
1,300	WEG SA	6,300

		593,179

	Chile—3.8%
23,384	Aguas Andinas SA, Class A	12,156
223,380	Banco de Chile	30,926
395	Banco de Credito e Inversiones SA	24,822
582,316	Banco Santander Chile	42,714
12,801	Cencosud SA	26,630
1,322	Cia Cervecerias Unidas SA	16,425
70,565	Colbun SA	13,232
2,539	Embotelladora Andina SA (Preference Shares), Class B	8,772
1,358	Empresa Nacional de Telecomunicaciones SA	9,862
11,022	Empresas CMPC SA	37,713
3,449	Empresas COPEC SA	48,318
253,703	Enel Americas SA	39,962
250,862	Enel Chile SA	21,823
1,374,615	Itau CorpBanca	12,732
2,711	Latam Airlines Group SA	24,642
6,450	S.A.C.I. Falabella	48,628
849	Sociedad Quimica y Minera de Chile SA (Preference Shares), Series B	36,645

		456,002

	China—3.3%
500	3SBio, Inc.(b)	726
8	51job, Inc. ADR(a)	491
28	58.com, Inc., Class A ADR(a)	1,837
250	AAC Technologies Holdings, Inc.	1,902
453	Agile Group Holdings Ltd.	517
9,000	Agricultural Bank of China Ltd., H-Shares	3,949
353	Alibaba Group Holding Ltd. ADR(a)	50,225
2,000	Alibaba Health Information Technology Ltd.(a)	1,617
2,000	Aluminum Corp. of China Ltd., H-Shares(a)	725
500	Anhui Conch Cement Co. Ltd., H-Shares	2,583
317	ANTA Sports Products Ltd.	1,302
18	Autohome, Inc., Class A ADR	1,303
1,000	AviChina Industry & Technology Co. Ltd., H-Shares	666
500	BAIC Motor Corp. Ltd., H-Shares(b)	281
84	Baidu, Inc. ADR(a)	15,965
24,000	Bank of China Ltd., H-Shares	10,225
3,000	Bank of Communications Co. Ltd., H-Shares	2,250
11	Baozun, Inc. ADR(a)	438
1,000	BBMG Corp., H-Shares	276
2,000	Beijing Enterprises Water Group Ltd.	1,018
2,000	Brilliance China Automotive Holdings Ltd.	1,745
500	BYD Co. Ltd., H-Shares	3,240
3,000	CGN Power Co. Ltd., H-Shares(b)	689
1,000	China Agri-Industries Holdings Ltd.	334
3,000	China Cinda Asset Management Co. Ltd., H-Shares	735
3,000	China CITIC Bank Corp. Ltd., H-Shares	1,856
1,000	China Coal Energy Co. Ltd., H-Shares	448

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30

Invesco MSCI Emerging Markets Equal Country Weight ETF (EWEM) (continued)

October 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	China (continued)
1,000	China Communications Construction Co. Ltd., H-Shares	$915
500	China Conch Venture Holdings Ltd.	1,403
29,000	China Construction Bank Corp., H-Shares	23,009
1,000	China Everbright Bank Co. Ltd., H-Shares	445
1,000	China Everbright International Ltd.	797
700	China Evergrande Group	1,670
1,000	China Galaxy Securities Co. Ltd., H-Shares	503
3,000	China Huarong Asset Management Co. Ltd., H-Shares(b)	543
400	China International Capital Corp. Ltd., H-Shares(b)	657
100	China International Marine Containers Group Co. Ltd., H-Shares	88
2,000	China Jinmao Holdings Group Ltd.	839
2,000	China Life Insurance Co. Ltd., H-Shares	3,985
1,000	China Longyuan Power Group Corp., H-Shares	760
1,000	China Medical System Holdings Ltd.	1,190
1,000	China Mengniu Dairy Co. Ltd.(a)	2,947
1,000	China Merchants Bank Co. Ltd., H-Shares	3,852
1,800	China Minsheng Banking Corp. Ltd., H-Shares	1,327
2,000	China Mobile Ltd.	18,700
2,000	China National Building Material Co. Ltd., H-Shares	1,429
1,148	China Overseas Land & Investment Ltd.	3,595
800	China Pacific Insurance (Group) Co. Ltd., H-Shares	2,980
8,000	China Petroleum & Chemical Corp. (Sinopec), H-Shares	6,490
1,000	China Power International Development Ltd.	198
500	China Railway Construction Corp. Ltd., H-Shares	633
1,000	China Railway Group Ltd., H-Shares	893
2,000	China Reinsurance Group Corp., H-Shares	383
1,283	China Resources Land Ltd.	4,353
500	China Resources Pharmaceutical Group Ltd.(b)	733
581	China Resources Power Holdings Co. Ltd.	1,021
1,000	China Shenhua Energy Co. Ltd., H-Shares	2,265
400	China Taiping Insurance Holdings Co. Ltd.	1,337
4,000	China Telecom Corp. Ltd., H-Shares	1,888
10,000	China Tower Corp. Ltd., H-Shares(a)(b)	1,518
2,000	China Unicom Hong Kong Ltd.	2,077
400	China Vanke Co. Ltd., H-Shares	1,232
400	China Zhongwang Holdings Ltd.	178
4,000	Chong Sing Holdings Fintech GR(a)	181
1,000	Chongqing Rural Commercial Bank Co. Ltd., H-Shares	551
2,000	CIFI Holdings Group Co. Ltd.	837
2,000	CITIC Ltd.	3,000
500	CITIC Securities Co. Ltd., H-Shares	880
5,000	CNOOC Ltd.	8,585
1,000	COSCO SHIPPING Development Co. Ltd., H-Shares(a)	102
1,000	COSCO SHIPPING Holdings Co. Ltd., H-Shares(a)	357
2,000	Country Garden Holdings Co. Ltd.	2,140

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	China (continued)
1,000	CRRC Corp. Ltd., H-Shares	$878
2,000	CSPC Pharmaceutical Group Ltd.	4,220
120	Ctrip.com International Ltd. ADR(a)	3,994
500	Dali Foods Group Co. Ltd.(b)	357
200	ENN Energy Holdings Ltd.	1,700
64	Fang Holdings Ltd. ADR(a)	130
1,000	Far East Horizon Ltd.	969
1,000	Fosun International Ltd.	1,459
4,000	GCL-Poly Energy Holdings Ltd.(a)	237
18	GDS Holdings Ltd. ADR(a)	422
2,000	Geely Automobile Holdings Ltd.	3,827
400	GF Securities Co. Ltd., H-Shares	517
3,000	GOME Retail Holdings Ltd.(a)	298
1,000	Great Wall Motor Co. Ltd., H-Shares	592
500	Greentown China Holdings Ltd.	347
2,000	Guangdong Investment Ltd.	3,572
916	Guangzhou Automobile Group Co. Ltd., H-Shares	927
400	Guangzhou R&F Properties Co. Ltd., H-Shares	628
200	Guotai Junan Securities Co. Ltd., H-Shares, Class H(b)	421
800	Haitong Securities Co. Ltd., H-Shares	805
214	Hengan International Group Co. Ltd.	1,695
8,000	HengTen Networks Group Ltd.(a)	286
2,000	Huaneng Power International, Inc., H-Shares	1,115
2,000	Huaneng Renewables Corp. Ltd., H-Shares	513
400	Huatai Securities Co. Ltd., H-Shares(b)	643
40	Huazhu Group Ltd. ADR	1,046
21,000	Industrial & Commercial Bank of China Ltd., H-Shares	14,198
220	JD.com, Inc., Class A ADR(a)	5,174
1,000	Kaisa Group Holdings Ltd.	244
500	KWG Group Holdings Ltd.	382
100	Legend Holdings Corp., H-Shares(b)	272
2,000	Lenovo Group Ltd.	1,273
500	Longfor Group Holdings Ltd.	1,214
500	Luye Pharma Group Ltd.(b)	386
500	Meitu, Inc.(a)(b)	261
1,000	Metallurgical Corp. of China Ltd., H-Shares	242
36	Momo, Inc., Class A ADR(a)	1,209
24	NetEase, Inc. ADR	4,988
300	New China Life Insurance Co. Ltd., H-Shares	1,403
43	New Oriental Education & Technology Group, Inc. ADR(a)	2,516
9	Noah Holdings Ltd. ADR(a)	339
2,000	People’s Insurance Co. Group of China Ltd. (The), H-Shares	816
6,000	PetroChina Co. Ltd., H-Shares	4,393
3,000	PICC Property & Casualty Co. Ltd., H-Shares	2,908
1,500	Ping An Insurance Group Co. of China Ltd., H-Shares	14,131
1,000	Postal Savings Bank of China Co. Ltd., H-Shares(b)	597
1,000	Semiconductor Manufacturing International Corp.(a)	825

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31

Invesco MSCI Emerging Markets Equal Country Weight ETF (EWEM) (continued)

October 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	China (continued)
147	Shanghai Fosun Pharmaceutical Group Co. Ltd., H-Shares	$441
300	Shanghai Pharmaceuticals Holding Co. Ltd., H-Shares	663
500	Shenzhen International Holdings Ltd.	957
500	Shimao Property Holdings Ltd.	978
1,000	Shui On Land Ltd.	202
1,000	Sihuan Pharmaceutical Holdings Group Ltd.	203
20	SINA Corp.(a)	1,266
1,500	Sino Biopharmaceutical Ltd.	1,345
1,000	Sino-Ocean Group Holding Ltd.	392
500	Sinopec Engineering Group Co. Ltd., H-Shares	465
2,000	Sinopec Shanghai Petrochemical Co. Ltd., H-Shares	878
400	Sinopharm Group Co. Ltd., H-Shares	1,929
1,000	Sinotrans Ltd., H-Shares	348
500	SOHO China Ltd.	170
1,000	Sunac China Holdings Ltd.	2,717
200	Sunny Optical Technology Group Co. Ltd.	1,735
101	TAL Education Group ADR(a)	2,927
1,700	Tencent Holdings Ltd.	57,900
575	Tingyi Cayman Islands Holding Corp.	851
131	Vipshop Holdings Ltd., Class A ADR(a)	637
2,000	Want Want China Holdings Ltd.	1,429
14	Weibo Corp., Class A ADR(a)	826
1,000	Weichai Power Co. Ltd., H-Shares	989
152	Wuxi Biologics Cayman, Inc.(a)(b)	1,083
200	Xinjiang Goldwind Science & Technology Co. Ltd., H-Shares	149
2,000	Yuexiu Property Co. Ltd.	316
112	Yum China Holdings, Inc.	4,041
1,000	Yuzhou Properties Co. Ltd.	357
14	YY, Inc., Class A ADR(a)	895
500	Zhaojin Mining Industry Co. Ltd., H-Shares	441
100	ZhongAn Online P&C Insurance Co. Ltd., H-Shares(a)(b)	332
200	Zhuzhou CRRC Times Electric Co. Ltd., H-Shares	1,069
2,000	Zijin Mining Group Co. Ltd., H-Shares	742

		399,851

	Colombia—3.9%
5,126	Bancolombia SA	48,181
10,193	Bancolombia SA (Preference Shares)	95,238
10,482	Cementos Argos SA	22,842
111,163	Ecopetrol SA	129,055
6,608	Grupo Argos SA	30,768
88,905	Grupo Aval Acciones y Valores SA (Preference Shares)	31,185
5,248	Grupo de Inversiones Suramericana SA	51,153
2,570	Grupo de Inversiones Suramericana SA (Preference Shares)	23,454
10,081	Interconexion Electrica SA ESP	37,426

		469,302

	Czech Republic—4.3%
9,270	CEZ AS	220,634

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Czech Republic (continued)
4,371	Komercni banka AS	$166,072
27,965	Moneta Money Bank AS(b)	92,816
3,534	O2 Czech Republic AS	37,194

		516,716

	Egypt—4.1%
83,039	Commercial International Bank Egypt SAE	371,742
71,510	Eastern Tobacco	64,154
60,810	ElSewedy Electric Co.	51,435

		487,331

	Greece—4.0%
49,109	Alpha Bank AE(a)	74,283
66,621	Eurobank Ergasias SA(a)	44,914
1,216	FF Group(a)(c)	661
8,668	Hellenic Telecommunications Organization SA	96,740
3,856	JUMBO SA	56,273
1,938	Motor Oil (Hellas) Corinth Refineries SA	45,893
19,677	National Bank of Greece SA(a)	34,112
7,912	OPAP SA	74,407
10,185	Piraeus Bank SA(a)	15,002
1,658	Titan Cement Co. SA	36,520

		478,805

	Hong Kong—0.1%
600	China Gas Holdings Ltd.	1,898
2,500	Fullshare Holdings Ltd.(a)	973
1,000	Haier Electronics Group Co. Ltd.(a)	2,089
500	Kingboard Laminates Holdings Ltd.	383
500	Sun Art Retail Group Ltd.	547

		5,890

	Hungary—4.7%
14,176	MOL Hungarian Oil & Gas PLC	148,556
8,618	OTP Bank Nyrt	309,449
5,341	Richter Gedeon Nyrt	99,242

		557,247

	India—4.2%
454	Axis Bank Ltd. GDR(a)(b)	17,888
781	Dr Reddy’s Laboratories Ltd. ADR	26,577
175	GAIL India Ltd. GDR(b)	5,268
546	HDFC Bank Ltd. ADR	48,545
1,512	ICICI Bank Ltd. ADR	14,349
9,084	Infosys Ltd. ADR	86,025
7,000	Invesco India ETF(a)(d)	154,350
795	Larsen & Toubro Ltd. GDR(b)	13,960
932	Mahindra & Mahindra Ltd. GDR(b)	9,646
1,872	Reliance Industries Ltd. GDR(b)	53,446
220	State Bank of India GDR(a)(b)	8,327
1,157	Tata Motors Ltd. ADR(a)	14,127
3,470	Tata Steel Ltd. GDR(b)	25,123
1,246	Vedanta Ltd. ADR	13,880
1,185	Wipro Ltd. ADR	6,126

		497,637

	Indonesia—4.2%
75,400	PT Adaro Energy Tbk	8,184
104,000	PT Astra International Tbk	54,044

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32

Invesco MSCI Emerging Markets Equal Country Weight ETF (EWEM) (continued)

October 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Indonesia (continued)
51,000	PT Bank Central Asia Tbk	$79,339
15,100	PT Bank Danamon Indonesia Tbk	7,375
97,800	PT Bank Mandiri Persero Tbk	44,067
39,100	PT Bank Negara Indonesia Persero Tbk	18,839
285,900	PT Bank Rakyat Indonesia Persero Tbk	59,239
22,200	PT Bank Tabungan Negara Persero Tbk	3,096
40,300	PT Bumi Serpong Damai Tbk(a)	2,916
38,600	PT Charoen Pokphand Indonesia Tbk	13,965
2,500	PT Gudang Garam Tbk	11,889
48,700	PT Hanjaya Mandala Sampoerna Tbk	11,949
14,300	PT Indah Kiat Pulp & Paper Corp. Tbk	11,970
9,600	PT Indocement Tunggal Prakarsa Tbk	10,924
12,200	PT Indofood CBP Sukses Makmur Tbk	7,162
23,000	PT Indofood Sukses Makmur Tbk	9,040
11,400	PT Jasa Marga Persero Tbk	3,112
110,500	PT Kalbe Farma Tbk	9,958
13,000	PT Matahari Department Store Tbk	4,147
88,300	PT Pakuwon Jati Tbk	2,776
57,100	PT Perusahaan Gas Negara Persero Tbk	8,338
15,500	PT Semen Indonesia (Persero) Tbk	9,176
30,600	PT Surya Citra Media Tbk	3,160
259,800	PT Telekomunikasi Indonesia Persero Tbk	65,794
10,700	PT Tower Bersama Infrastructure Tbk	3,294
8,000	PT Unilever Indonesia Tbk	22,746
8,757	PT United Tractors Tbk	19,297
24,900	PT Waskita Karya Persero Tbk	2,359

		508,155

	Luxembourg—0.0%
226	Reinet Investments SCA	3,783

	Malaysia—4.2%
6,400	AirAsia Group Bhd	4,022
4,300	Alliance Bank Malaysia Bhd	4,069
7,100	AMMB Holdings Bhd	6,448
5,600	Astro Malaysia Holdings Bhd	1,807
11,600	Axiata Group Bhd	9,453
600	British American Tobacco Malaysia Bhd	4,459
19,700	CIMB Group Holdings Bhd	26,929
15,600	Dialog Group Bhd	12,638
13,300	DiGi.com Bhd	13,699
7,000	FGV Holdings Bhd	2,342
500	Fraser & Neave Holdings Bhd	4,027
8,400	Gamuda Bhd	4,798
9,000	Genting Bhd	15,787
12,700	Genting Malaysia Bhd	13,627
1,000	Genting Plantations Bhd	2,306
2,700	HAP Seng Consolidated Bhd	6,356
5,600	Hartalega Holdings Bhd	8,378
2,800	Hong Leong Bank Bhd	13,851
1,000	Hong Leong Financial Group Bhd	4,392
10,500	IHH Healthcare Bhd	12,546
12,400	IJM Corp. Bhd	4,830
8,000	IOI Corp. Bhd	8,603
7,000	IOI Properties Group Bhd	2,191
1,800	Kuala Lumpur Kepong Bhd	10,720
16,200	Malayan Banking Bhd	36,740

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Malaysia (continued)
3,900	Malaysia Airports Holdings Bhd	$7,736
9,600	Maxis Bhd	11,999
4,800	MISC Bhd	6,997
9,200	My E.G. Services Bhd	2,638
256	Nestle Malaysia Bhd	8,797
10,200	Petronas Chemicals Group Bhd	22,791
800	Petronas Dagangan Bhd	4,971
3,000	Petronas Gas Bhd	13,105
2,400	PPB Group Bhd	9,613
5,800	Press Metal Aluminium Holdings Bhd	6,709
12,317	Public Bank Bhd	72,410
4,300	RHB Bank Bhd	5,374
10,100	Sime Darby Bhd	5,310
10,100	Sime Darby Plantation Bhd	12,696
12,801	Sime Darby Property Bhd	2,983
6,400	SP Setia BHD Group	3,212
4,800	Telekom Malaysia Bhd	2,730
13,161	Tenaga Nasional Bhd	46,234
6,000	Top Glove Corp. Bhd	8,517
1,700	UMW Holdings Bhd	1,930
4,400	Westports Holdings Bhd	3,586
14,000	YTL Corp. Bhd	3,546

		498,902

	Mexico—4.3%
11,637	Alfa SAB de CV, Class A	12,303
1,900	Alsea SAB de CV	4,873
127,400	America Movil SAB de CV, Series L	92,541
1,700	Arca Continental SAB de CV	8,575
6,657	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand, Class B	8,327
55,700	Cemex SAB de CV, Series CPO(a)(e)	27,890
2,022	Coca-Cola Femsa SAB de CV, Series L	11,568
700	El Puerto de Liverpool SAB de CV	4,450
12,858	Fibra Uno Administracion SA de CV REIT	13,861
7,400	Fomento Economico Mexicano SAB de CV, Series CPO(f)	63,103
825	Gruma SAB de CV, Class B	8,637
1,300	Grupo Aeroportuario del Pacifico SAB de CV, Class B	10,788
797	Grupo Aeroportuario del Sureste SAB de CV, Class B	13,288
6,318	Grupo Bimbo SAB de CV, Series A	11,871
1,700	Grupo Carso SAB de CV, Series A1	5,018
9,518	Grupo Financiero Banorte SAB de CV, Class O	52,527
8,858	Grupo Financiero Inbursa SAB de CV, Class O	11,517
13,356	Grupo Mexico SAB de CV, Series B	30,912
9,400	Grupo Televisa SAB, Series CPO(g)	27,182
530	Industrias Penoles SAB de CV	7,493
2,100	Infraestructura Energetica Nova SAB de CV	8,258
5,802	Kimberly-Clark de Mexico SAB de CV, Class A	8,389
3,905	Mexichem SAB de CV	10,347
837	Promotora y Operadora de Infraestructura SAB de CV	7,641
19,755	Wal-Mart de Mexico SAB de CV	50,609

		511,968

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33

Invesco MSCI Emerging Markets Equal Country Weight ETF (EWEM) (continued)

October 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Pakistan—3.8%
86,000	Habib Bank Ltd.	$94,624
18,950	Lucky Cement Ltd.	71,140
60,800	MCB Bank Ltd.	90,832
94,600	Oil & Gas Development Co. Ltd.	113,584
71,800	United Bank Ltd./Pakistan	81,295

		451,475

	Peru—4.4%
4,446	Cia de Minas Buenaventura SAA ADR	61,533
1,684	Credicorp Ltd.	380,096
2,128	Southern Copper Corp.	81,587

		523,216

	Philippines—4.3%
20,610	Aboitiz Equity Ventures, Inc.	18,104
15,400	Aboitiz Power Corp.	9,700
42,500	Alliance Global Group, Inc.(a)	9,024
2,555	Ayala Corp.	43,932
75,924	Ayala Land, Inc.	56,264
9,413	Bank of the Philippine Islands	14,452
20,237	BDO Unibank, Inc.	46,295
40,020	DMCI Holdings, Inc.	9,604
330	Globe Telecom, Inc.	12,890
941	GT Capital Holdings, Inc.	13,366
4,890	International Container Terminal Services, Inc.	8,271
29,940	JG Summit Holdings, Inc.	26,468
4,540	Jollibee Foods Corp.	23,419
2,360	Manila Electric Co.	16,223
118,000	Megaworld Corp.	9,726
148,100	Metro Pacific Investments Corp.	13,286
8,320	Metropolitan Bank & Trust Co.	10,193
905	PLDT, Inc.	23,511
21,700	Robinsons Land Corp.	8,497
2,360	Security Bank Corp.	6,369
2,473	SM Investments Corp.	41,598
104,433	SM Prime Holdings, Inc.	65,972
9,210	Universal Robina Corp.	22,377

		509,541

	Poland—4.3%
825	Alior Bank SA(a)	12,438
298	Bank Handlowy w Warszawie SA	5,446
5,532	Bank Millennium SA(a)	12,752
1,556	Bank Polska Kasa Opieki SA	42,530
263	CCC SA	11,466
614	CD Projekt SA(a)	25,374
2,290	Cyfrowy Polsat SA(a)	13,212
447	Dino Polska SA(a)(b)	9,860
407	Grupa Azoty SA	2,752
843	Grupa Lotos SA	15,247
482	Jastrzebska Spolka Weglowa SA(a)	9,311
1,277	KGHM Polska Miedz SA(a)	28,963
12	LPP SA	24,592
135	mBank SA	13,181
5,984	Orange Polska SA(a)	6,780
7,673	PGE Polska Grupa Energetyczna SA(a)	21,053
1,041	PLAY Communications SA(b)	4,484

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Poland (continued)
2,730	Polski Koncern Naftowy ORLEN SA	$65,739
15,775	Polskie Gornictwo Naftowe i Gazownictwo SA(a)	25,780
7,964	Powszechna Kasa Oszczednosci Bank Polski SA	83,017
5,513	Powszechny Zaklad Ubezpieczen SA	56,389
317	Santander Bank Polska SA	28,170

		518,536

	Qatar—5.4%
1,229	Barwa Real Estate Co.	12,619
2,439	Commercial Bank PQSC (The)	27,762
1,920	Doha Bank QPSC	11,583
9,794	Ezdan Holding Group QSC(a)	29,423
2,271	Industries Qatar QSC	87,303
4,574	Masraf Al Rayan QSC	47,718
1,012	Ooredoo QPSC	19,142
623	Qatar Electricity & Water Co. QSC	32,143
1,907	Qatar Insurance Co. SAQ	19,219
1,444	Qatar Islamic Bank SAQ	60,670
5,668	Qatar National Bank QPSC	303,513

		651,095

	Romania—0.0%
578	NEPI Rockcastle PLC	4,987

	Russia—4.1%
15,640	Gazprom PJSC ADR	74,102
1,252	LUKOIL PJSC ADR	93,524
1,060	Magnit PJSC GDR(b)	14,146
511	Magnitogorsk Iron & Steel Works PJSC GDR(b)	4,824
1,902	MMC Norilsk Nickel PJSC ADR	31,535
1,485	Mobile TeleSystems PJSC ADR	11,895
271	Novatek PJSC GDR(b)	45,934
351	Novolipetsk Steel PJSC GDR(b)	8,480
346	PhosAgro PJSC GDR(b)	4,533
158	Polyus PJSC GDR(b)	4,843
2,322	Rosneft Oil Co. PJSC GDR(b)	16,324
3,215	RusHydro PJSC ADR	2,521
6,120	Sberbank of Russia PJSC ADR	72,216
1,311	Severstal PJSC GDR(b)	20,334
2,120	Surgutneftegas PJSC ADR	8,438
2,052	Surgutneftegas PJSC (Preference Shares) ADR	11,727
744	Tatneft PJSC ADR	52,422
3,144	VTB Bank PJSC GDR(b)	3,961
376	X5 Retail Group NV GDR(b)	8,836

		490,595

	Singapore—0.0%
100	BOC Aviation Ltd.(b)	715

	South Africa—3.5%
1,100	Absa Group Ltd.	11,108
83	Anglo American Platinum Ltd.	2,709
632	AngloGold Ashanti Ltd.	6,112
597	Aspen Pharmacare Holdings Ltd.	6,307
516	Bid Corp. Ltd.	9,669
518	Bidvest Group Ltd. (The)	6,447
62	Capitec Bank Holdings Ltd.	4,160
391	Clicks Group Ltd.	4,978

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34

Invesco MSCI Emerging Markets Equal Country Weight ETF (EWEM) (continued)

October 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	South Africa (continued)
350	Coronation Fund Managers Ltd.	$1,165
548	Discovery Ltd.	5,861
387	Exxaro Resources Ltd.	3,955
5,038	FirstRand Ltd.	21,942
1,642	Fortress REIT Ltd., Class A REIT	1,880
1,171	Fortress REIT Ltd., Class B REIT	1,141
346	Foschini Group Ltd. (The)	3,778
1,265	Gold Fields Ltd.	3,357
4,575	Growthpoint Properties Ltd. REIT	7,018
383	Hyprop Investments Ltd. REIT	2,341
248	Imperial Holdings Ltd.	2,736
431	Investec Ltd.	2,679
99	Kumba Iron Ore Ltd.	1,938
198	Liberty Holdings Ltd.	1,448
2,029	Life Healthcare Group Holdings Ltd.	3,366
1,456	MMI Holdings Ltd.(a)	1,760
395	Mr Price Group Ltd.	6,178
2,611	MTN Group Ltd.	15,118
671	Naspers Ltd., Class N	117,815
596	Nedbank Group Ltd.	10,047
1,812	Netcare Ltd.	3,047
7,825	Old Mutual Ltd.	12,024
564	Pick n Pay Stores Ltd.	2,602
198	Pioneer Foods Group Ltd.	1,086
232	PSG Group Ltd.	3,456
1,052	Rand Merchant Investment Holdings Ltd.	2,446
8,314	Redefine Properties Ltd. REIT	5,400
815	Remgro Ltd.	10,497
425	Resilient REIT Ltd. REIT	1,722
1,087	RMB Holdings Ltd.	5,481
2,669	Sanlam Ltd.	13,422
815	Sappi Ltd.	4,578
837	Sasol Ltd.	27,435
683	Shoprite Holdings Ltd.	8,340
297	SPAR Group Ltd. (The)	3,537
1,939	Standard Bank Group Ltd.	21,447
446	Telkom SA SOC Ltd.	1,620
248	Tiger Brands Ltd.	4,427
681	Truworths International Ltd.	3,732
928	Vodacom Group Ltd.	7,818
1,533	Woolworths Holdings Ltd.	5,287

		416,417

	South Korea—3.6%
22	Amorepacific Corp.	2,954
6	Amorepacific Corp. (Preference Shares)	474
19	AMOREPACIFIC Group	1,035
5	BGF Retail Co. Ltd.	739
173	BNK Financial Group, Inc.	1,152
23	Celltrion Healthcare Co. Ltd.(a)	1,286
10	Celltrion Pharm, Inc.(a)	470
54	Celltrion, Inc.(a)	10,307
46	Cheil Worldwide, Inc.	916
5	CJ CheilJedang Corp.	1,422
10	CJ Corp.	957
5	CJ Logistics Corp.(a)	695
32	Coway Co. Ltd.	1,974

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	South Korea (continued)
18	Daelim Industrial Co. Ltd.	$1,200
110	Daewoo Engineering & Construction Co. Ltd.(a)	437
33	DB Insurance Co. Ltd.	2,079
112	DGB Financial Group, Inc.	924
23	Dongsuh Cos., Inc.	376
23	Doosan Bobcat, Inc.	710
42	Doosan Heavy Industries & Construction Co. Ltd.(a)	404
14	E-MART, Inc.	2,512
33	GS Engineering & Construction Corp.	1,209
34	GS Holdings Corp.	1,447
18	GS Retail Co. Ltd.	567
196	Hana Financial Group, Inc.	6,588
49	Hankook Tire Co. Ltd.	1,780
4	Hanmi Pharm Co. Ltd.	1,367
8	Hanmi Science Co. Ltd.	468
124	Hanon Systems	1,192
7	Hanssem Co. Ltd.	300
71	Hanwha Chemical Corp.	1,006
27	Hanwha Corp.	666
201	Hanwha Life Insurance Co. Ltd.	791
21	HLB, Inc.(a)	1,596
21	Hotel Shilla Co. Ltd.	1,314
9	Hyundai Department Store Co. Ltd.	685
52	Hyundai Engineering & Construction Co. Ltd.	2,088
12	Hyundai Glovis Co. Ltd.	1,200
24	Hyundai Heavy Industries Co. Ltd.(a)	2,622
6	Hyundai Heavy Industries Holdings Co. Ltd.(a)	1,877
41	Hyundai Marine & Fire Insurance Co. Ltd.	1,504
45	Hyundai Mobis Co. Ltd.	7,503
102	Hyundai Motor Co.	9,533
25	Hyundai Motor Co. (2nd Preference Shares)	1,553
16	Hyundai Motor Co. (Preference Shares)	935
53	Hyundai Steel Co.	1,942
167	Industrial Bank of Korea	2,176
30	Kakao Corp.	2,412
78	Kangwon Land, Inc.	1,964
263	KB Financial Group, Inc.	10,940
4	KCC Corp.	867
15	KEPCO Plant Service & Engineering Co. Ltd.	362
174	Kia Motors Corp.	4,336
45	Korea Aerospace Industries Ltd.(a)	1,143
170	Korea Electric Power Corp.	4,043
18	Korea Gas Corp.(a)	823
28	Korea Investment Holdings Co. Ltd.	1,457
6	Korea Zinc Co. Ltd.	1,996
31	Korean Air Lines Co. Ltd.	747
42	KT Corp. ADR	581
77	KT&G Corp.	6,858
12	Kumho Petrochemical Co. Ltd.	907
30	LG Chem Ltd.	9,135
5	LG Chem Ltd. (Preference Shares)	875
63	LG Corp.	3,665
154	LG Display Co. Ltd.	2,230
70	LG Electronics, Inc.	3,888
6	LG Household & Health Care Ltd.	5,497

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35

Invesco MSCI Emerging Markets Equal Country Weight ETF (EWEM) (continued)

October 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	South Korea (continued)
1	LG Household & Health Care Ltd. (Preference Shares)	$642
9	LG Innotek Co. Ltd.	979
146	LG Uplus Corp.	2,069
11	Lotte Chemical Corp.	2,534
20	Lotte Corp.(a)	835
7	Lotte Shopping Co. Ltd.	1,189
3	Medy-Tox, Inc.	1,228
265	Mirae Asset Daewoo Co. Ltd.	1,495
95	NAVER Corp.	9,545
12	NCSoft Corp.	4,523
17	Netmarble Corp.(b)	1,671
93	NH Investment & Securities Co. Ltd.	992
12	OCI Co. Ltd.	897
22	Orange Life Insurance Ltd.(b)	592
14	Orion Corp.	1,168
1	Ottogi Corp.	578
159	Pan Ocean Co. Ltd.(a)	666
4	Pearl Abyss Corp.(a)	722
52	POSCO	11,773
33	POSCO Daewoo Corp.	515
11	S-1 Corp.	932
11	Samsung Biologics Co. Ltd.(a)(b)	3,741
50	Samsung C&T Corp.	4,761
19	Samsung Card Co. Ltd.	561
37	Samsung Electro-Mechanics Co. Ltd.	3,831
3,186	Samsung Electronics Co. Ltd.	118,544
568	Samsung Electronics Co. Ltd. (Preference Shares)	17,819
104	Samsung Engineering Co. Ltd.(a)	1,666
20	Samsung Fire & Marine Insurance Co. Ltd.	4,888
256	Samsung Heavy Industries Co. Ltd.(a)	1,564
46	Samsung Life Insurance Co. Ltd.	3,714
36	Samsung SDI Co. Ltd.	7,440
23	Samsung SDS Co. Ltd.	3,885
41	Samsung Securities Co. Ltd.	962
282	Shinhan Financial Group Co. Ltd.	10,530
5	Shinsegae, Inc.	1,134
34	SillaJen, Inc.(a)	2,056
21	SK Holdings Co. Ltd.	4,819
385	SK Hynix, Inc.	23,042
43	SK Innovation Co. Ltd.	8,056
13	SK Telecom Co. Ltd.	3,057
30	S-Oil Corp.	3,264
9	ViroMed Co. Ltd.(a)	1,471
313	Woori Bank	4,326
6	Yuhan Corp.	882

		433,216

	Taiwan—4.1%
3,000	Acer, Inc.(a)	2,104
1,000	Advantech Co. Ltd.	6,884
3,000	ASE Technology Holding Co. Ltd.(a)	6,050
2,000	Asia Cement Corp.	2,117
1,000	Asustek Computer, Inc.	7,401
8,000	AU Optronics Corp.	3,154
1,000	Catcher Technology Co. Ltd.	10,067

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Taiwan (continued)
7,000	Cathay Financial Holding Co. Ltd.	$11,085
1,020	Chailease Holding Co. Ltd.	2,907
5,200	Chang Hwa Commercial Bank Ltd.	2,949
2,000	Cheng Shin Rubber Industry Co. Ltd.	2,815
1,005	Chicony Electronics Co. Ltd.	2,010
2,000	China Airlines Ltd.	592
12,000	China Development Financial Holding Corp.	3,851
2,093	China Life Insurance Co. Ltd.	1,989
11,000	China Steel Corp.	8,674
3,000	Chunghwa Telecom Co. Ltd.	10,616
4,000	Compal Electronics, Inc.	2,204
15,349	CTBC Financial Holding Co. Ltd.	10,243
2,000	Delta Electronics, Inc.	8,403
9,070	E.Sun Financial Holding Co. Ltd.	6,009
2,100	Eva Airways Corp.	960
2,100	Evergreen Marine Corp. Taiwan Ltd.	774
119	Evergreen Marine Corp. Taiwan Ltd. Rts. expiring 11/26/18(a)	3
3,160	Far Eastern New Century Corp.	3,171
1,000	Far EasTone Telecommunications Co. Ltd.	2,382
1,000	Feng TAY Enterprise Co. Ltd.	6,011
8,243	First Financial Holding Co. Ltd.	5,208
3,000	Formosa Chemicals & Fibre Corp.	10,859
1,000	Formosa Petrochemical Corp.	3,943
4,000	Formosa Plastics Corp.	13,056
1,000	Formosa Taffeta Co. Ltd.	1,087
1,000	Foxconn Technology Co. Ltd.	2,120
6,000	Fubon Financial Holding Co. Ltd.	9,395
1,000	Highwealth Construction Corp.	1,466
11,888	Hon Hai Precision Industry Co. Ltd.	30,274
1,000	HTC Corp.(a)	1,086
6,270	Hua Nan Financial Holdings Co. Ltd.	3,536
8,000	Innolux Corp.	2,422
2,000	Inventec Corp.	1,613
2,000	Lite-On Technology Corp.	2,295
2,040	Macronix International	1,131
1,000	MediaTek, Inc.	7,352
10,000	Mega Financial Holding Co. Ltd.	8,451
1,000	Micro-Star International Co. Ltd.	2,207
5,000	Nan Ya Plastics Corp.	12,426
1,000	Nanya Technology Corp.	1,661
1,000	Novatek Microelectronics Corp.	4,411
2,000	Pegatron Corp.	3,639
2,000	Pou Chen Corp.	2,026
1,000	Powertech Technology, Inc.	2,185
1,000	President Chain Store Corp.	11,279
2,000	Quanta Computer, Inc.	3,157
1,000	Realtek Semiconductor Corp.	4,007
600	Ruentex Development Co. Ltd.	830
600	Ruentex Industries Ltd.	1,503
7,100	Shin Kong Financial Holding Co. Ltd.	2,329
9,180	SinoPac Financial Holdings Co. Ltd.	3,115
1,000	Synnex Technology International Corp.	1,076
8,354	Taishin Financial Holding Co. Ltd.	3,712
168	Taishin Financial Holding Co. Ltd. Rts. expiring 11/28/18(a)	16

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36

Invesco MSCI Emerging Markets Equal Country Weight ETF (EWEM) (continued)

October 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Taiwan (continued)
3,120	Taiwan Business Bank	$1,028
3,300	Taiwan Cement Corp.	3,701
8,240	Taiwan Cooperative Financial Holding Co. Ltd.	4,634
2,000	Taiwan High Speed Rail Corp.	1,984
1,000	Taiwan Mobile Co. Ltd.	3,571
21,000	Taiwan Semiconductor Manufacturing Co. Ltd.	158,808
2,000	Teco Electric and Machinery Co. Ltd.	1,147
4,320	Uni-President Enterprises Corp.	10,457
11,000	United Microelectronics Corp.	4,195
1,000	Vanguard International Semiconductor Corp.	1,842
3,000	Winbond Electronics Corp.	1,299
2,058	Wistron Corp.	1,257
920	WPG Holdings Ltd.	1,093
9,000	Yuanta Financial Holding Co. Ltd.	4,363

		489,677

	Thailand—4.3%
4,500	Advanced Info Service PCL NVDR	26,606
18,600	Airports of Thailand PCL NVDR	35,910
1,100	Bangkok Bank PCL NVDR	6,869
16,800	Bangkok Dusit Medical Services PCL NVDR	12,416
32,500	Bangkok Expressway & Metro PCL NVDR	8,333
9,000	Banpu PCL NVDR	4,724
5,200	Berli Jucker PCL NVDR	8,745
25,400	BTS Group Holdings PCL NVDR	7,011
2,822	BTS Group Holdings PCL Wts. expiring 12/31/19(a)(c)	11
1,500	Bumrungrad Hospital PCL NVDR	8,733
5,800	Central Pattana PCL NVDR	13,822
14,900	Charoen Pokphand Foods PCL NVDR	11,349
21,800	CP ALL PCL NVDR	44,225
2,200	Delta Electronics Thailand PCL NVDR	4,579
600	Electricity Generating PCL NVDR	4,181
5,700	Energy Absolute PCL NVDR	8,511
2,200	Glow Energy PCL NVDR	5,558
17,100	Home Product Center PCL NVDR	7,686
7,000	Indorama Ventures PCL NVDR	11,456
43,400	IRPC PCL NVDR	7,986
8,000	Kasikornbank PCL NVDR	48,145
15,100	Krung Thai Bank PCL NVDR	9,156
13,000	Land & Houses PCL NVDR	4,039
9,800	Minor International PCL NVDR	10,790
6,000	PTT Exploration & Production PCL NVDR	25,249
9,800	PTT Global Chemical PCL NVDR	22,837
45,800	PTT PCL NVDR	70,462
2,200	Robinson PCL NVDR	4,330
1,700	Siam Cement PCL (The) NVDR	21,436
7,900	Siam Commercial Bank PCL (The) NVDR	32,768
4,900	Thai Oil PCL NVDR	12,527
8,300	Thai Union Group PCL NVDR	4,156
47,500	TMB Bank PCL NVDR	3,267
43,400	True Corp. PCL NVDR	7,724

		515,597

	Turkey—3.4%
29,863	Akbank T.A.S.	35,228
2,846	Anadolu Efes Biracilik ve Malt Sanayii AS	9,544

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Turkey (continued)
3,248	Arcelik AS	$9,002
1,961	Aselsan Elektronik Sanayi VE Ticaret AS	8,840
2,919	BIM Birlesik Magazalar AS	41,363
1,048	Coca-Cola Icecek AS	5,155
23,484	Emlak Konut Gayrimenkul Yatirim Ortakligi AS REIT	6,999
18,982	Eregli Demir ve Celik Fabrikalari TAS	30,692
964	Ford Otomotiv Sanayi AS	10,322
12,610	Haci Omer Sabanci Holding AS	16,023
10,448	KOC Holding AS	29,051
11,330	Petkim Petrokimya Holding AS	10,272
2,495	TAV Havalimanlari Holding AS	10,357
1,717	Tofas Turk Otomobil Fabrikasi AS	6,466
1,720	Tupras Turkiye Petrol Rafinerileri AS	40,427
7,581	Turk Hava Yollari AO(a)	19,009
15,107	Turkcell Iletisim Hizmetleri AS	30,601
31,413	Turkiye Garanti Bankasi AS	39,187
8,583	Turkiye Halk Bankasi AS	9,451
21,630	Turkiye Is Bankasi AS, Class C	15,402
9,270	Turkiye Sise ve Cam Fabrikalari AS	7,825
10,300	Turkiye Vakiflar Bankasi TAO, Class D	6,287
2,001	Ulker Biskuvi Sanayi AS(a)	5,278
11,940	Yapi ve Kredi Bankasi AS(a)	3,452

		406,233

	United Arab Emirates—4.6%
33,521	Abu Dhabi Commercial Bank PJSC	73,830
61,341	Aldar Properties PJSC	28,891
29,585	DAMAC Properties Dubai Co. PJSC	16,270
2,671	DP World Ltd.	48,051
33,961	Dubai Investments PJSC	14,978
26,353	Dubai Islamic Bank PJSC	37,739
13,040	Emaar Development PJSC	17,573
31,820	Emaar Malls PJSC	15,853
56,565	Emaar Properties PJSC	78,539
28,122	Emirates Telecommunications Group Co. PJSC	133,218
22,833	First Abu Dhabi Bank PJSC	85,909

		550,851

	United Kingdom—0.0%
182	Mondi Ltd.	4,349

	United States—0.0%
1,500	JBS SA	4,139

	Total Common Stocks & Other Equity Interests (Cost $12,428,284)	11,955,407

	Money Market Fund—0.0%
959	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 2.08%(h) (Cost $959)	959

	Total Investments in Securities (Cost $12,429,243)—99.9%	11,956,366
	Other assets less liabilities—0.1%	13,036

	Net Assets—100.0%	$11,969,402

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37

Invesco MSCI Emerging Markets Equal Country Weight ETF (EWEM) (continued)

October 31, 2018

Investment Abbreviations:

ADR—American Depositary Receipt

ETF—Exchange-Traded Fund

GDR—Global Depositary Receipt

NVDR—Non-voting Depositary Receipt

REIT—Real Estate Investment Trust

Rts.—Rights

Wts.—Warrants

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2018 was $389,251, which represented 3.25% of the Fund’s Net Assets.

(c)	Security valued using significant unobservable inputs (Level 3). See Note 5.
(d)	Affiliated company. The Fund’s Adviser also serves as the adviser for Invesco India ETF and therefore, Invesco India ETF is considered to be affiliated with the Fund. See Note 4.
(e)	Each CPO for Cemex SAB de CV represents two Series A shares and one Series B share.
(f)	Each CPO for Fomento Economico Mexicano SAB de CV represents one Series B share and four Series D shares.
(g)	Each CPO for Grupo Televisa SAB represents twenty-five Series A shares, twenty-two Series B shares, thirty-five Series D shares and thirty-five Series L shares.
(h)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2018.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

Schedule of Investments

Invesco S&P Emerging Markets Low Volatility ETF (EELV)

October 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests—100.0%
	Brazil—2.7%
309,707	Ambev SA	$1,362,394
182,300	BB Seguridade Participacoes SA	1,299,584
133,990	Engie Brasil Energia SA	1,435,672
200,600	Klabin SA	1,008,265
127,400	Telefonica Brasil SA (Preference Shares)	1,482,360

		6,588,275

	Chile—5.7%
9,587,893	Banco de Chile	1,327,401
16,975	Banco de Credito e Inversiones SA	1,066,704
16,886,771	Banco Santander Chile	1,238,666
499,823	Cencosud SA	1,039,804
93,335	Cia Cervecerias Unidas SA	1,159,639
314,062	Embotelladora Andina SA (Preference Shares), Class B	1,085,050
139,822	Empresa Nacional de Telecomunicaciones SA	1,015,412
68,501	Empresas COPEC SA	959,658
8,803,811	Enel Americas SA	1,386,739
14,424,782	Enel Chile SA	1,254,860
126,543,695	Itau CorpBanca	1,172,080
177,701	S.A.C.I. Falabella	1,339,721

		14,045,734

	China—8.9%
2,161,000	Agricultural Bank of China Ltd., H-Shares	948,266
2,724,324	Bank of China Ltd., H-Shares	1,160,707
1,778,939	Bank of Communications Co. Ltd., H-Shares	1,334,306
200,000	Beijing Enterprises Holdings Ltd.	1,081,715
6,099,097	CGN Power Co. Ltd., H-Shares(a)	1,400,410
4,388,000	China Cinda Asset Management Co. Ltd., H-Shares	1,074,695
1,108,787	China Communications Construction Co. Ltd., H-Shares	1,014,109
5,020,205	China Huishan Dairy Holdings Co. Ltd.(b)(c)	0
522,007	China Life Insurance Co. Ltd., H-Shares	1,040,099
540,000	China Merchants Port Holdings Co. Ltd.	918,897
1,522,371	China Minsheng Banking Corp. Ltd., H-Shares	1,122,446
165,080	China Mobile Ltd.	1,543,532
1,211,117	China Railway Group Ltd., H-Shares	1,081,437
6,107,816	China Reinsurance Group Corp., H-Shares	1,168,677
635,004	China Resources Power Holdings Co. Ltd.	1,116,202
2,714,516	China Telecom Corp. Ltd., H-Shares	1,281,183
900,000	China Unicom Hong Kong Ltd.	934,510
915,136	CITIC Ltd.	1,372,809
859,253	GF Securities Co. Ltd., H-Shares	1,111,415
3,625,544	Shanghai Electric Group Co. Ltd., H-Shares	1,179,317

		21,884,732

	Colombia—1.6%
111,674	Bancolombia SA (Preference Shares)	1,043,425
4,222,747	Grupo Aval Acciones y Valores SA (Preference Shares)	1,481,208
145,825	Grupo de Inversiones Suramericana SA	1,421,360

		3,945,993

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Czech Republic—1.9%
59,420	CEZ AS	$1,414,246
45,150	Komercni banka AS	1,715,429
490,059	Moneta Money Bank AS(a)	1,626,514

		4,756,189

	Egypt—0.5%
253,987	Commercial International Bank Egypt SAE	1,137,029

	Greece—0.8%
79,997	Hellenic Telecommunications Organization SA	892,810
110,532	OPAP SA	1,039,477

		1,932,287

	Hungary—0.4%
28,252	OTP Bank Nyrt	1,014,453

	India—1.6%
11,718	HDFC Bank Ltd. ADR	1,041,847
114,532	Infosys Ltd. ADR	1,084,618
28,745	Reliance Industries Ltd. GDR(a)	820,670
198,109	Wipro Ltd. ADR	1,024,224

		3,971,359

	Indonesia—1.2%
673,660	PT Bank Central Asia Tbk	1,047,989
2,391,506	PT Indofood Sukses Makmur Tbk	939,928
342,913	PT Unilever Indonesia Tbk	974,999

		2,962,916

	Malaysia—10.4%
757,595	CIMB Group Holdings Bhd	1,035,594
940,463	DiGi.com Bhd	968,669
174,500	Fraser & Neave Holdings Bhd	1,405,341
636,800	Genting Bhd	1,117,006
231,900	Hong Leong Bank Bhd	1,147,169
1,122,847	IHH Healthcare Bhd	1,341,674
1,527,000	IOI Corp. Bhd	1,642,132
449,078	Kuala Lumpur Kepong Bhd	2,674,399
693,392	Malayan Banking Bhd	1,572,539
501,000	Malaysia Airports Holdings Bhd	993,739
983,874	Maxis Bhd	1,229,696
705,500	MISC Bhd	1,028,450
749,745	Petronas Chemicals Group Bhd	1,675,258
206,400	Petronas Dagangan Bhd	1,282,447
559,180	PPB Group Bhd	2,239,660
298,124	Public Bank Bhd	1,752,623
926,900	RHB Bank Bhd	1,158,487
419,072	Tenaga Nasional Bhd	1,472,185

		25,737,068

	Mexico—6.4%
1,500,712	America Movil SAB de CV, Series L	1,090,093
203,778	Arca Continental SAB de CV	1,027,896
660,809	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand, Class B	826,541
820,073	Becle SAB de CV	1,010,361
209,782	Coca-Cola Femsa SAB de CV, Series L	1,200,205
851,923	Fibra Uno Administracion SA de CV REIT	918,349
136,225	Fomento Economico Mexicano SAB de CV, Series CPO(d)	1,161,656

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39

Invesco S&P Emerging Markets Low Volatility ETF (EELV) (continued)

October 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Mexico (continued)
91,345	Gruma SAB de CV, Class B	$956,256
107,104	Grupo Aeroportuario del Pacifico SAB de CV, Class B	888,787
53,864	Grupo Aeroportuario del Sureste SAB de CV, Class B	898,061
520,825	Grupo Bimbo SAB de CV, Series A	978,588
638,900	Grupo Financiero Inbursa SAB de CV, Class O	830,687
233,007	Infraestructura Energetica Nova SAB de CV	916,219
354,706	Mexichem SAB de CV	939,881
131,768	Promotora y Operadora de Infraestructura SAB de CV	1,202,836
400,000	Wal-Mart de Mexico SAB de CV	1,024,739

		15,871,155

	Peru—0.5%
5,645	Credicorp Ltd.	1,274,133

	Poland—0.7%
36,410	Bank Polska Kasa Opieki SA	995,191
184,777	PLAY Communications SA(a)	795,922

		1,791,113

	Qatar—1.3%
99,656	Masraf Al Rayan QSC	1,039,648
19,410	Qatar Electricity & Water Co. QSC	1,001,428
28,247	Qatar Islamic Bank SAQ	1,186,800

		3,227,876

	Russia—1.4%
237,904	Gazprom PJSC ADR	1,127,189
15,986	LUKOIL PJSC ADR	1,194,154
157,540	Rosneft Oil Co. PJSC GDR(a)	1,107,507

		3,428,850

	South Africa—1.7%
710,862	Growthpoint Properties Ltd. REIT	1,090,394
419,521	Rand Merchant Investment Holdings Ltd.	975,627
1,795,509	Redefine Properties Ltd. REIT	1,166,100
75,260	Remgro Ltd.	969,301

		4,201,422

	South Korea—7.5%
146,087	BNK Financial Group, Inc.	973,016
21,266	GS Holdings Corp.	905,095
80,972	Industrial Bank of Korea	1,055,183
32,510	Kia Motors Corp.	810,218
38,748	Korea Electric Power Corp.	921,479
118,419	Korean Reinsurance Co.	1,006,959
85,112	KT Corp. ADR	1,177,950
16,299	KT Corp.	409,066
12,290	KT&G Corp.	1,094,673
16,055	LG Corp.	934,094
4,608	Nongshim Co. Ltd.	881,527
8,959	Samsung C&T Corp.	853,013
39,141	Samsung Card Co. Ltd.	1,155,802
5,652	Samsung Fire & Marine Insurance Co. Ltd.	1,381,319
36,325	Samsung Securities Co. Ltd.	852,700
30,336	Shinhan Financial Group Co. Ltd.	1,132,725
4,358	SK Holdings Co. Ltd.	1,000,059

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	South Korea (continued)
219,586	SK Networks Co. Ltd.	$819,919
4,487	SK Telecom Co. Ltd.	1,055,255

		18,420,052

	Taiwan—27.8%
183,095	Advantech Co. Ltd.	1,260,357
844,000	Asia Cement Corp.	893,288
155,838	Asustek Computer, Inc.	1,153,311
779,000	Cathay Financial Holding Co. Ltd.	1,233,591
4,477,800	Chang Hwa Commercial Bank Ltd.	2,539,682
917,435	Cheng Shin Rubber Industry Co. Ltd.	1,291,222
4,153,472	China Development Financial Holding Corp.	1,332,902
1,442,680	China Life Insurance Co. Ltd.	1,370,740
2,622,140	China Steel Corp.	2,067,680
648,222	Chunghwa Telecom Co. Ltd.	2,293,905
2,141,000	Compal Electronics, Inc.	1,179,719
2,158,053	CTBC Financial Holding Co. Ltd.	1,440,190
3,143,625	E.Sun Financial Holding Co. Ltd.	2,082,678
947,432	Far Eastern New Century Corp.	950,708
802,993	Far EasTone Telecommunications Co. Ltd.	1,912,568
3,829,183	First Financial Holding Co. Ltd.	2,419,304
285,095	Formosa Chemicals & Fibre Corp.	1,031,918
238,000	Formosa Petrochemical Corp.	938,371
350,146	Formosa Plastics Corp.	1,142,900
521,000	Foxconn Technology Co. Ltd.	1,104,534
912,875	Fubon Financial Holding Co. Ltd.	1,429,363
871,000	Highwealth Construction Corp.	1,276,536
354,400	Hon Hai Precision Industry Co. Ltd.	902,521
4,573,591	Hua Nan Financial Holdings Co. Ltd.	2,579,232
1,572,000	Inventec Corp.	1,267,537
923,000	Lite-On Technology Corp.	1,058,931
2,254,777	Mega Financial Holding Co. Ltd.	1,905,517
572,930	Nan Ya Plastics Corp.	1,423,854
506,000	Pegatron Corp.	920,654
1,333,000	Pou Chen Corp.	1,350,533
407,000	Powertech Technology, Inc.	889,157
1,594,000	Qisda Corp.	904,072
652,000	Quanta Computer, Inc.	1,029,318
755,040	Ruentex Development Co. Ltd.	1,044,363
328,200	Ruentex Industries Ltd.	822,011
4,578,421	SinoPac Financial Holdings Co. Ltd.	1,553,612
826,264	Synnex Technology International Corp.	889,202
4,287,835	Taishin Financial Holding Co. Ltd.	1,905,366
86,496	Taishin Financial Holding Co. Ltd. Rts. expiring 11/28/18(b)	8,386
6,571,480	Taiwan Business Bank	2,166,212
867,500	Taiwan Cement Corp.	972,829
4,541,390	Taiwan Cooperative Financial Holding Co. Ltd.	2,553,734
1,359,000	Taiwan Fertilizer Co. Ltd.	1,844,618
658,162	Taiwan Mobile Co. Ltd.	2,350,351
127,397	Taiwan Semiconductor Manufacturing Co. Ltd.	963,413
462,181	Uni-President Enterprises Corp.	1,118,746
536,842	Wistron NeWeb Corp.	1,249,156
797,937	WPG Holdings Ltd.	947,684
2,963,472	Yuanta Financial Holding Co. Ltd.	1,436,580

		68,403,056

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

Invesco S&P Emerging Markets Low Volatility ETF (EELV) (continued)

October 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Thailand—13.6%
224,633	Advanced Info Service PCL NVDR	$1,328,147
659,925	Airports of Thailand PCL NVDR	1,274,063
1,111,569	Bangchak Corp. PCL NVDR	1,106,539
240,819	Bangkok Bank PCL NVDR	1,503,757
1,287,956	Bangkok Dusit Medical Services PCL NVDR	951,883
5,235,792	Bangkok Expressway & Metro PCL NVDR	1,342,511
6,152,193	BTS Group Holdings PCL NVDR	1,698,117
1,779,857	BTS Group Holdings PCL Wts. expiring 12/31/19(b)(c)	6,615
186,600	Bumrungrad Hospital PCL NVDR	1,086,389
467,868	Central Pattana PCL NVDR	1,114,980
1,370,432	CH Karnchang PCL NVDR	1,054,178
1,278,759	Charoen Pokphand Foods PCL NVDR	974,017
691,317	CP ALL PCL NVDR	1,402,445
177,854	Electricity Generating PCL NVDR	1,239,345
445,629	Glow Energy PCL NVDR	1,125,835
1,047,568	Intouch Holdings PCL NVDR	1,674,845
175,420	Kasikornbank PCL NVDR	1,055,695
584,008	Kiatnakin Bank PCL NVDR	1,255,221
2,550,916	Krung Thai Bank PCL NVDR	1,546,709
2,974,995	Land & Houses PCL NVDR	924,357
676,963	PTT PCL NVDR	1,041,482
117,526	Siam Cement PCL (The) NVDR	1,481,927
274,295	Siam Commercial Bank PCL (The) NVDR	1,137,724
2,305,819	Star Petroleum Refining PCL NVDR	980,756
2,376,557	Thai Beverage PCL	1,072,608
2,074,226	Thai Union Group PCL NVDR	1,038,677
725,841	Thanachart Capital PCL NVDR	1,154,996
408,917	Tisco Financial Group PCL NVDR	971,409
5,316,326	TPI Polene Power PCL NVDR	962,231

		33,507,458

	Turkey—0.5%
84,657	BIM Birlesik Magazalar AS	1,199,608

	United Arab Emirates—2.9%
607,216	Abu Dhabi Commercial Bank PJSC	1,337,393
2,640,348	Aldar Properties PJSC	1,243,582
1,004,816	Dubai Islamic Bank PJSC	1,438,930
385,383	Emirates Telecommunications Group Co. PJSC	1,825,614
317,442	First Abu Dhabi Bank PJSC	1,194,372

		7,039,891

	Total Investments in Securities (Cost $258,497,779)—100.0%	246,340,649
	Other assets less liabilities—(0.0)%	(70,301)

	Net Assets—100.0%	$246,270,348

Investment Abbreviations:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

NVDR—Non-voting Depositary Receipt

REIT—Real Estate Investment Trust

Rts.—Rights

Wts.—Warrants

Notes to Schedule of Investments:

(a)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2018 was $5,751,023, which represented 2.34% of the Fund’s Net Assets.

(b)	Non-income producing security.
(c)	Security valued using significant unobservable inputs (Level 3). See Note 5.
(d)	Each CPO for Fomento Economico Mexicano SAB de CV represents one Series B share and four Series D shares.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41

Schedule of Investments

Invesco S&P Emerging Markets Momentum ETF (EEMO)

October 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests—99.6%
	Brazil—11.2%
3,900	Banco Santander Brasil SA	$44,307
1,800	Braskem SA (Preference Shares), Class A	25,271
4,500	Fibria Celulose SA	87,044
10,000	Gerdau SA (Preference Shares)	43,774
800	GOL Linhas Aereas Inteligentes SA (Preference Shares), Class Preference(a)	3,963
1,900	IRB Brasil Resseguros SA	37,064
6,700	Klabin SA	33,676
4,200	Localiza Rent A Car SA	32,508
1,200	Magazine Luiza SA	54,532
27,000	Petroleo Brasileiro SA	220,390
1,200	Porto Seguro SA	17,568
9,300	Rumo SA(a)	41,687
10,600	Suzano Papel E Celulose SA	108,012
45,700	Vale SA	697,711

		1,447,507

	Chile—1.0%
478,775	Banco Santander Chile	35,119
14,643	Empresas CMPC SA	50,102
3,167	Empresas COPEC SA	44,368

		129,589

	China—11.3%
14,485	Anhui Conch Cement Co. Ltd., H-Shares	74,833
8,317	ANTA Sports Products Ltd.	34,162
728	Autohome, Inc., Class A ADR	52,693
788	BeiGene Ltd. ADR(a)	99,241
28,408	China Mengniu Dairy Co. Ltd.(a)	83,709
38,257	China National Building Material Co. Ltd., H-Shares	27,328
258,490	China Petroleum & Chemical Corp. (Sinopec), H-Shares	209,709
17,720	China Resources Beer Holdings Co. Ltd.	61,595
28,276	China Resources Cement Holdings Ltd.	24,924
195,114	CNOOC Ltd.	335,004
51,520	CSPC Pharmaceutical Group Ltd.	108,700
19,634	Dali Foods Group Co. Ltd.(b)	14,025
1,664	Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., H-Shares	6,060
10,710	Shenzhou International Group Holdings Ltd.	118,311
101,353	Sino Biopharmaceutical Ltd.	90,889
24,211	Tingyi Cayman Islands Holding Corp.	35,825
6,237	Wuxi Biologics Cayman, Inc.(a)(b)	44,434
47,790	Zall Smart Commerce Group Ltd.(a)	34,138

		1,455,580

	Colombia—0.9%
96,296	Ecopetrol SA	111,795

	Czech Republic—0.6%
2,999	CEZ AS	71,379

	Hong Kong—0.8%
24,198	China Gas Holdings Ltd.	76,551
21,623	Sun Art Retail Group Ltd.	23,638

		100,189

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	India—23.1%
822	Dr Reddy’s Laboratories Ltd. ADR	$27,973
780	GAIL India Ltd. GDR(b)	23,478
9,257	HDFC Bank Ltd. ADR	823,040
88,129	Infosys Ltd. ADR	834,582
24,846	Invesco India ETF(a)(c)	547,854
6,277	Mahindra & Mahindra Ltd. GDR(b)	64,967
19,321	Reliance Industries Ltd. GDR(b)	551,614
15,509	Tata Steel Ltd. GDR(b)	112,285

		2,985,793

	Indonesia—1.7%
93,998	PT Bank Central Asia Tbk	146,229
35,181	PT Bukit Asam Tbk	9,835
54,806	PT Indah Kiat Pulp & Paper Corp. Tbk	45,875
3,744	PT Indo Tambangraya Megah Tbk	6,132
26,530	PT Pabrik Kertas Tjiwi Kimia Tbk	17,975

		226,046

	Malaysia—3.8%
52,600	Dialog Group Bhd	42,613
1,800	Fraser & Neave Holdings Bhd	14,496
19,200	Hartalega Holdings Bhd	28,723
4,700	Hong Leong Bank Bhd	23,250
800	Nestle Malaysia Bhd	27,492
31,300	Petronas Chemicals Group Bhd	69,938
6,100	PPB Group Bhd	24,432
26,800	Public Bank Bhd	157,553
20,800	Tenaga Nasional Bhd	73,070
16,800	Top Glove Corp. Bhd	23,848

		485,415

	Mexico—1.2%
9,647	Mexichem SAB de CV	25,562
51,151	Wal-Mart de Mexico SAB de CV	131,041

		156,603

	Peru—1.1%
621	Credicorp Ltd.	140,166

	Poland—0.5%
1,080	CD Projekt SA(a)	44,632
674	Dino Polska SA(a)(b)	14,868

		59,500

	Qatar—2.7%
1,918	Industries Qatar QSC	73,732
1,416	Qatar Islamic Bank SAQ	59,493
4,148	Qatar National Bank QPSC	222,120

		355,345

	Russia—14.1%
6,793	Evraz PLC	47,131
62,353	Gazprom PJSC ADR	295,429
6,985	LUKOIL PJSC ADR	521,779
1,500	Magnitogorsk Iron & Steel Works PJSC GDR(b)	14,160
1,175	Novatek PJSC GDR(b)	199,162
872	Novolipetsk Steel PJSC GDR(b)	21,068
10,596	Rosneft Oil Co. PJSC GDR(b)	74,490
24,828	Sberbank of Russia PJSC ADR	292,970

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

Invesco S&P Emerging Markets Momentum ETF (EEMO) (continued)

October 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Russia (continued)
2,157	Severstal PJSC GDR(b)	$33,455
4,672	Tatneft PJSC ADR	329,189

		1,828,833

	South Africa—2.9%
29,979	FirstRand Ltd.	130,564
547	Kumba Iron Ore Ltd.	10,706
2,192	Mr Price Group Ltd.	34,287
6,593	RMB Holdings Ltd.	33,246
5,212	Sasol Ltd.	170,836

		379,639

	South Korea—4.4%
446	Celltrion Healthcare Co. Ltd.(a)	24,931
252	Celltrion Pharm, Inc.(a)	11,831
1,400	Celltrion, Inc.(a)	267,211
52	Daewoong Pharmaceutical Co. Ltd.	6,434
794	Fila Korea Ltd.	29,299
699	HLB, Inc.(a)	53,121
275	Hotel Shilla Co. Ltd.	17,206
156	Kumho Petrochemical Co. Ltd.	11,787
238	Orion Corp.	19,862
306	POSCO Chemtech Co. Ltd.	17,481
592	Samsung Electro-Mechanics Co. Ltd.	61,302
1,549	Samsung Engineering Co. Ltd.(a)	24,807
1,022	Ssangyong Cement Industrial Co. Ltd.	4,300
128	ViroMed Co. Ltd.(a)	20,926

		570,498

	Taiwan—12.9%
33,000	Acer, Inc.(a)	23,142
32,000	Asia Cement Corp.	33,869
151,000	China Development Financial Holding Corp.	48,458
5,000	Chroma ATE, Inc.	17,532
181,000	E.Sun Financial Holding Co. Ltd.	119,914
44,000	Far Eastern New Century Corp.	44,152
4,000	Feng TAY Enterprise Co. Ltd.	24,044
84,788	First Financial Holding Co. Ltd.	53,570
49,000	Formosa Chemicals & Fibre Corp.	177,358
47,000	Formosa Plastics Corp.	153,411
1,000	Global Unichip Corp.	6,787
3,000	Globalwafers Co. Ltd.	23,802
2,120	Hiwin Technologies Corp.	13,703
82,340	Hua Nan Financial Holdings Co. Ltd.	46,435
8,000	International Csrc Investment Holdings Co.	8,945
5,000	LCY Chemical Corp.	8,386
380	Macronix International	211
51,000	Nan Ya Plastics Corp.	126,746
5,000	Novatek Microelectronics Corp.	22,057
6,000	President Chain Store Corp.	67,673
9,000	Ruentex Development Co. Ltd.	12,449
4,200	Ruentex Industries Ltd.	10,519
99,000	Shin Kong Financial Holding Co. Ltd.	32,474
5,000	Sino-American Silicon Products, Inc.(a)	9,307
134,000	SinoPac Financial Holdings Co. Ltd.	45,471
13,000	Synnex Technology International Corp.	13,990
14,000	TA Chen Stainless Pipe	19,636

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Taiwan (continued)
79,256	Taishin Financial Holding Co. Ltd.	$35,219
1,598	Taishin Financial Holding Co. Ltd. Rts. expiring 11/28/18(a)	155
55,000	Taiwan Business Bank	18,130
35,000	Taiwan Cement Corp.	39,250
120,880	Taiwan Cooperative Financial Holding Co. Ltd.	67,974
36,000	Tatung Co. Ltd.(a)	41,883
2,000	TCI Co. Ltd.	27,955
66,000	Uni-President Enterprises Corp.	159,758
7,000	Vanguard International Semiconductor Corp.	12,895
26,000	Walsin Lihwa Corp.	12,898
6,000	Walsin Technology Corp.	25,304
5,990	Yageo Corp.	61,075

		1,666,537

	Thailand—4.0%
42,203	Airports of Thailand PCL NVDR	81,478
42,083	Bangkok Dusit Medical Services PCL NVDR	31,102
44,122	CP ALL PCL NVDR	89,509
4,889	Global Power Synergy PCL NVDR	8,517
43,747	Home Product Center PCL NVDR	19,663
25,449	Indorama Ventures PCL NVDR	41,647
13,224	Krungthai Card PCL NVDR	13,862
31,604	Land & Houses PCL NVDR	9,820
18,046	PTT Exploration & Production PCL NVDR	75,940
87,694	PTT PCL NVDR	134,914
53,643	Quality Houses PCL NVDR	5,081
24,201	VGI Global Media PCL NVDR	5,512

		517,045

	Turkey—0.5%
15,467	Eregli Demir ve Celik Fabrikalari TAS	25,008
617	Ford Otomotiv Sanayi AS	6,607
2,838	Tekfen Holding AS	10,758
8,423	Turk Hava Yollari AO(a)	21,120

		63,493

	United Arab Emirates—0.9%
32,276	First Abu Dhabi Bank PJSC	121,438

	Total Common Stocks & Other Equity Interests (Cost $14,071,009)	12,872,390

	Money Market Fund—0.1%
15,517	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 2.08%(d) (Cost $15,517)	15,517

	Total Investments in Securities (Cost $14,086,526)—99.7%	12,887,907
	Other assets less liabilities—0.3%	35,910

	Net Assets—100.0%	$12,923,817

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43

Invesco S&P Emerging Markets Momentum ETF (EEMO) (continued)

October 31, 2018

Investment Abbreviations:

ADR—American Depositary Receipt

ETF—Exchange-Traded Fund

GDR—Global Depositary Receipt

NVDR—Non-voting Depositary Receipt

Rts.—Rights

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2018 was $1,168,006, which represented 9.04% of the Fund’s Net Assets.

(c)	Affiliated company. The Fund’s Adviser also serves as the adviser for Invesco India ETF and therefore, Invesco India ETF is considered to be affiliated with the Fund. See Note 4.
(d)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2018.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44

Schedule of Investments

Invesco S&P International Developed High Dividend Low Volatility ETF (IDHD)

October 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests—99.6%
	Australia—12.9%
4,216	Amcor Ltd.	$39,742
2,855	Australia & New Zealand Banking Group Ltd.	52,469
8,514	Coca-Cola Amatil Ltd.	59,800
1,150	Commonwealth Bank of Australia	56,427
15,110	GPT Group (The) REIT	55,259
3,766	National Australia Bank Ltd.	67,289
25,383	Stockland REIT	64,945
4,998	Suncorp Group Ltd.	49,628
6,308	Transurban Group	50,699
37,507	Vicinity Centres REIT	70,445
1,437	Wesfarmers Ltd.	47,481
3,170	Westpac Banking Corp.	60,325

		674,509

	Austria—1.0%
1,340	Oesterreichische Post AG	54,476

	Belgium—1.3%
2,640	Proximus SADP	67,453

	Denmark—0.9%
1,938	Tryg A/S	46,856

	Finland—3.6%
1,149	Elisa Oyj	45,761
750	Kesko Oyj, Class B	43,866
802	Kone Oyj, Class B	39,093
1,347	Sampo Oyj, Class A	62,056

		190,776

	France—7.4%
2,088	CNP Assurances	46,607
4,011	Engie SA	53,513
3,235	Orange SA	50,656
614	Sanofi	54,848
899	Total SA	52,927
453	Unibail-Rodamco-Westfield REIT	82,267
2,386	Veolia Environnement SA	47,635

		388,453

	Germany—5.9%
233	Allianz SE	48,692
460	BASF SE	35,458
648	Bayerische Motoren Werke AG	55,969
1,160	Daimler AG	68,819
3,586	Deutsche Telekom AG	58,895
1,257	Evonik Industries AG	39,024

		306,857

	Hong Kong—9.3%
11,400	Bank of East Asia Ltd. (The)	36,936
4,000	CK Hutchison Holdings Ltd.	40,284
6,339	CK Infrastructure Holdings Ltd.	46,333
3,320	CLP Holdings Ltd.	37,226
60,268	HK Electric Investments & HK Electric Investments Ltd.(a)	57,351
57,000	HKT Trust & HKT Ltd.	78,526
75,573	Mapletree North Asia Commercial Trust REIT(a)	61,668
138,000	PCCW Ltd.	75,695

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Hong Kong (continued)
8,302	Power Assets Holdings Ltd.	$55,439

		489,458

	Israel—2.9%
5,737	Gazit-Globe Ltd.	47,965
685	Paz Oil Co. Ltd.	102,505

		150,470

	Italy—2.2%
3,806	Assicurazioni Generali SpA	61,581
3,140	Eni SpA	55,878

		117,459

	Japan—17.4%
16	Advance Residence Investment Corp. REIT	40,859
1,300	Aozora Bank Ltd.	44,867
1,614	Canon, Inc.	46,080
3,100	Chugoku Electric Power Co., Inc. (The)	39,885
19	Daiwa House REIT Investment Corp. REIT	41,584
7	Daiwa Office Investment Corp. REIT	42,736
13	Frontier Real Estate Investment Corp. REIT	49,821
70	Japan Hotel REIT Investment Corp. REIT	49,807
3,700	Japan Post Bank Co. Ltd.	43,178
4,100	Japan Post Holdings Co. Ltd.	48,682
12	Japan Prime Realty Investment Corp. REIT	42,851
28	Japan Retail Fund Investment Corp. REIT	51,705
25,900	Mizuho Financial Group, Inc.	44,523
43	Mori Trust Sogo REIT, Inc. REIT	60,963
20	Nippon Prologis REIT, Inc. REIT	40,335
6,225	Nissan Motor Co. Ltd.	56,676
30	Nomura Real Estate Master Fund, Inc. REIT	38,891
1,633	NTT DoCoMo, Inc.	41,160
27	ORIX JREIT, Inc. REIT	41,294
29	United Urban Investment Corp. REIT	44,173

		910,070

	Netherlands—3.9%
433	Akzo Nobel NV	36,443
4,095	ING Groep NV	48,625
1,226	NN Group NV	52,786
2,054	Royal Dutch Shell PLC, Class A	65,626

		203,480

	New Zealand—1.7%
9,393	Auckland International Airport Ltd.	42,874
12,195	Z Energy Ltd.	48,576

		91,450

	Norway—0.9%
5,151	Orkla ASA	44,579

	Portugal—1.4%
13,385	NOS SGPS SA	75,223

	Singapore—7.4%
33,091	Ascendas Real Estate Investment Trust REIT	60,218
19,100	CapitaLand Ltd.	43,309
39,815	CapitaLand Mall Trust REIT	60,666
56,772	Mapletree Commercial Trust REIT	66,004
7,807	Singapore Exchange Ltd.	38,561

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

45

Invesco S&P International Developed High Dividend Low Volatility ETF (IDHD) (continued)

October 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Singapore (continued)
21,337	Singapore Technologies Engineering Ltd.	$54,698
27,533	Singapore Telecommunications Ltd.	62,828

		386,284

	Spain—2.6%
1,537	Naturgy Energy Group SA	37,825
2,374	Red Electrica Corp. SA	49,225
6,049	Telefonica SA	49,608

		136,658

	Sweden—1.8%
2,403	Castellum AB	41,502
1,471	ICA Gruppen AB	52,130

		93,632

	Switzerland—6.3%
295	Kuehne + Nagel International AG	41,087
530	Novartis AG	46,493
188	Roche Holding AG	45,809
720	Swiss RE AG	65,107
129	Swisscom AG	59,171
224	Zurich Insurance Group AG	69,745

		327,412

	United Kingdom—8.8%
9,233	Aviva PLC	50,552
6,301	British Land Co. PLC (The) REIT	47,663
6,155	HSBC Holdings PLC	50,719
4,557	Land Securities Group PLC REIT	49,679
17,890	Legal & General Group PLC	57,490
64,629	Lloyds Banking Group PLC	47,252
5,813	National Grid PLC	61,589
938	Schroders PLC	32,121
4,483	SSE PLC	65,387

		462,452

	Total Investments in Securities (Cost $5,674,197)—99.6%	5,218,007
	Other assets less liabilities—0.4%	20,326

	Net Assets—100.0%	$5,238,333

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2018 was $119,019, which represented 2.27% of the Fund’s Net Assets.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46

Schedule of Investments

Invesco S&P International Developed Low Volatility ETF (IDLV)

October 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests—99.7%
	Australia—9.9%
240,580	Amcor Ltd.	$2,267,797
66,189	ASX Ltd.	2,775,750
142,097	Australia & New Zealand Banking Group Ltd.	2,611,442
299,079	Brambles Ltd.	2,251,145
52,719	Commonwealth Bank of Australia	2,586,750
326,490	Dexus REIT	2,360,277
345,041	Goodman Group REIT	2,538,406
730,805	GPT Group (The) REIT	2,672,663
445,474	Insurance Australia Group Ltd.	2,156,433
1,179,008	Medibank Private Ltd.	2,331,385
1,368,147	Mirvac Group REIT	2,104,193
159,136	National Australia Bank Ltd.	2,843,376
884,066	Scentre Group REIT	2,493,795
157,335	Sonic Healthcare Ltd.	2,514,577
855,569	Stockland REIT	2,189,048
283,969	Suncorp Group Ltd.	2,819,695
322,639	Transurban Group	2,593,122
1,336,310	Vicinity Centres REIT	2,509,840
74,623	Wesfarmers Ltd.	2,465,687
141,661	Westpac Banking Corp.	2,695,799
167,877	Woolworths Group Ltd.	3,382,681

		53,163,861

	Belgium—1.5%
15,982	Ackermans & van Haaren NV	2,518,878
56,556	Ageas	2,833,010
30,789	Groupe Bruxelles Lambert SA	2,866,887

		8,218,775

	Canada—21.6%
99,002	Atco Ltd., Class I	2,893,354
55,958	Bank of Montreal	4,194,134
68,332	Bank of Nova Scotia (The)	3,676,113
102,430	BCE, Inc.	3,973,964
59,299	Brookfield Asset Management, Inc., Class A	2,425,694
43,106	Canadian Imperial Bank of Commerce	3,731,422
30,435	Canadian National Railway Co.	2,608,151
135,395	Canadian Utilities Ltd., Class A	3,219,787
47,377	CGI Group, Inc., Class A(a)	2,932,991
266,260	Choice Properties Real Estate Investment Trust, Class Trust Unit REIT	2,420,822
173,669	CI Financial Corp.	2,574,784
90,082	Emera, Inc.(b)	2,786,317
198,516	First Capital Realty, Inc.	2,968,859
98,976	Fortis, Inc.	3,278,474
42,595	George Weston Ltd.	3,105,632
185,987	Great-West Lifeco, Inc.	4,278,444
271,401	H&R Real Estate Investment Trust REIT(b)	4,114,673
244,221	Hydro One Ltd.(c)	3,561,266
99,926	IGM Financial, Inc.	2,460,010
64,004	Industrial Alliance Insurance & Financial Services, Inc.	2,268,225
38,968	Intact Financial Corp.	3,086,283
57,923	Loblaw Cos. Ltd.	2,903,979
157,562	Manulife Financial Corp.	2,487,158
80,023	National Bank of Canada	3,641,481
38,557	Onex Corp.	2,541,107
157,391	Power Corp. of Canada	3,257,481

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Canada (continued)
164,076	Power Financial Corp.	$3,542,018
124,213	Quebecor, Inc., Class B	2,442,170
193,451	RioCan Real Estate Investment Trust REIT(b)	3,535,369
56,919	Rogers Communications, Inc., Class B	2,938,160
52,152	Royal Bank of Canada	3,809,191
123,534	Shaw Communications, Inc., Class B	2,305,592
139,358	SmartCentres Real Estate Investment Trust REIT(b)	3,191,996
65,252	SNC-Lavalin Group, Inc.	2,335,309
81,792	Sun Life Financial, Inc.	3,002,621
107,645	TELUS Corp.	3,695,135
69,729	Toronto-Dominion Bank (The)	3,877,639

		116,065,805

	Denmark—1.0%
24,607	Carlsberg A/S, Class B	2,715,302
112,090	Tryg A/S	2,710,029

		5,425,331

	Finland—0.5%
56,001	Sampo Oyj, Class A	2,579,954

	France—9.1%
47,650	Accor SA	2,182,268
20,949	Air Liquide SA	2,539,779
104,253	Bureau Veritas SA	2,356,570
114,042	CNP Assurances	2,545,540
169,427	Credit Agricole SA	2,174,627
35,176	Danone SA	2,494,198
1,384	Dassault Aviation SA	2,297,326
163,769	Engie SA	2,184,950
17,628	Essilorluxottica SA	2,411,787
4,172	Hermes International	2,387,176
67,648	Klepierre SA REIT	2,299,456
41,418	Legrand SA	2,709,660
11,031	L’Oreal SA	2,485,985
176,522	Orange SA	2,764,113
19,665	Pernod Ricard SA	3,003,535
30,889	Sanofi	2,759,303
40,906	Total SA	2,408,269
13,061	Unibail-Rodamco-Westfield REIT	2,371,945
116,904	Veolia Environnement SA	2,333,910
27,148	Vinci SA	2,426,351

		49,136,748

	Germany—3.1%
11,401	Allianz SE	2,382,577
21,121	Beiersdorf AG	2,187,306
158,256	Deutsche Telekom AG	2,599,126
47,805	Deutsche Wohnen SE	2,190,450
17,576	Hannover Rueck SE	2,371,814
46,708	MAN SE	4,868,868

		16,600,141

	Hong Kong—6.3%
232,022	CK Hutchison Holdings Ltd.	2,336,676
434,160	CK Infrastructure Holdings Ltd.	3,173,377
249,148	CLP Holdings Ltd.	2,793,595

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

47

Invesco S&P International Developed Low Volatility ETF (IDLV) (continued)

October 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Hong Kong (continued)
3,662,864	HK Electric Investments & HK Electric Investments Ltd.(c)	$3,485,594
2,396,843	HKT Trust & HKT Ltd.	3,302,026
1,820,532	Hong Kong & China Gas Co. Ltd.	3,474,138
426,111	Hongkong Land Holdings Ltd.	2,522,577
242,162	Link REIT	2,146,881
3,194,126	Mapletree North Asia Commercial Trust REIT(c)	2,606,414
561,258	MTR Corp. Ltd.	2,720,592
425,230	Power Assets Holdings Ltd.	2,839,604
226,261	Swire Pacific Ltd., Class A	2,347,926

		33,749,400

	Ireland—0.5%
57,630	AerCap Holdings NV(a)	2,886,110

	Israel—0.8%
106,645	First International Bank of Israel Ltd.	2,297,529
660,853	Israel Discount Bank Ltd., Class A	2,160,706

		4,458,235

	Italy—0.8%
139,465	Assicurazioni Generali SpA	2,256,536
128,912	Eni SpA	2,294,076

		4,550,612

	Japan—18.6%
623	Activia Properties, Inc. REIT	2,583,528
1,192	Advance Residence Investment Corp. REIT	3,044,034
72,308	ANA Holdings, Inc.	2,431,517
72,675	Aozora Bank Ltd.	2,508,255
87,194	Canon, Inc.	2,489,381
12,171	Central Japan Railway Co.	2,334,874
209,064	Chugoku Electric Power Co., Inc. (The)	2,689,831
1,238	Daiwa House REIT Investment Corp. REIT	2,709,548
471	Daiwa Office Investment Corp. REIT	2,875,539
27,360	East Japan Railway Co.	2,394,045
903	Frontier Real Estate Investment Corp. REIT	3,460,613
2,561	GLP J-Reit REIT	2,534,790
69,823	Japan Airlines Co. Ltd.	2,485,304
3,673	Japan Hotel REIT Investment Corp. REIT	2,613,459
232,176	Japan Post Bank Co. Ltd.	2,709,457
228,917	Japan Post Holdings Co. Ltd.	2,718,079
727	Japan Prime Realty Investment Corp. REIT	2,596,083
533	Japan Real Estate Investment Corp. REIT	2,748,713
1,580	Japan Retail Fund Investment Corp. REIT	2,917,655
68,887	Kintetsu Group Holdings Co. Ltd.	2,643,044
89,018	Kyushu Railway Co.	2,729,186
40,570	Lawson, Inc.	2,566,743
213,804	Mazda Motor Corp.	2,318,870
1,633,637	Mizuho Financial Group, Inc.	2,808,255
2,487	Mori Trust Sogo REIT, Inc. REIT	3,525,940
107,390	Nagoya Railroad Co. Ltd.	2,593,994
102,431	NEC Corp.	2,940,733
462	Nippon Building Fund, Inc. REIT	2,640,468
1,624	Nippon Prologis REIT, Inc. REIT	3,275,197
300,889	Nissan Motor Co. Ltd.	2,739,475
1,971	Nomura Real Estate Master Fund, Inc. REIT	2,555,113

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Japan (continued)
106,013	NTT DoCoMo, Inc.	$2,672,048
1,862	ORIX JREIT, Inc. REIT	2,847,736
63,323	Seven & i Holdings Co. Ltd.	2,745,465
166,903	Skylark Holdings Co. Ltd.(b)	2,599,933
1,846	United Urban Investment Corp. REIT	2,811,815
222,616	Yamaguchi Financial Group, Inc.	2,353,293

		100,212,013

	Netherlands—2.7%
29,873	Akzo Nobel NV	2,514,199
28,204	Heineken Holding NV	2,444,674
195,335	ING Groep NV	2,319,478
99,557	Koninklijke Ahold Delhaize NV	2,282,005
56,542	NN Group NV	2,434,466
41,378	Wolters Kluwer NV	2,351,667

		14,346,489

	New Zealand—0.8%
530,245	Auckland International Airport Ltd.	2,420,287
516,534	Z Energy Ltd.	2,057,509

		4,477,796

	Singapore—4.1%
1,670,223	Ascendas Real Estate Investment Trust REIT	3,039,401
1,874,699	CapitaLand Mall Trust REIT	2,856,452
2,812,306	Keppel REIT	2,294,848
2,697,780	Mapletree Commercial Trust REIT	3,136,500
470,560	Singapore Exchange Ltd.	2,324,256
1,127,428	Singapore Technologies Engineering Ltd.	2,890,215
1,199,163	Singapore Telecommunications Ltd.	2,736,392
1,109,018	Wilmar International Ltd.	2,530,688

		21,808,752

	Spain—1.3%
26,122	Amadeus IT Group SA	2,106,751
90,667	Naturgy Energy Group SA	2,231,300
315,816	Telefonica SA	2,590,011

		6,928,062

	Sweden—2.7%
156,447	Castellum AB	2,701,966
85,883	Fastighets AB Balder, Class B(a)	2,159,361
166,238	Hufvudstaden AB, Class A	2,460,912
78,219	ICA Gruppen AB(b)	2,771,988
52,580	Investor AB, Class B	2,282,185
74,069	L E Lundbergforetagen AB, Class B	2,288,597

		14,665,009

	Switzerland—6.2%
38	Chocoladefabriken Lindt & Spruengli AG	3,037,280
5,494	Geberit AG	2,153,578
1,098	Givaudan SA	2,667,772
16,272	Kuehne + Nagel International AG	2,266,336
36,868	Nestle SA	3,119,797
28,389	Novartis AG	2,490,352
3,261	Partners Group Holding AG	2,326,044
10,455	Roche Holding AG	2,547,490
10,947	Schindler Holding AG-PC	2,311,505
964	SGS SA	2,292,363

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

48

Invesco S&P International Developed Low Volatility ETF (IDLV) (continued)

October 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Switzerland (continued)
27,611	Swiss RE AG	$2,496,766
6,215	Swisscom AG	2,850,781
8,939	Zurich Insurance Group AG	2,783,274

		33,343,338

	United Kingdom—7.7%
426,772	Aviva PLC	2,336,644
354,147	British Land Co. PLC (The) REIT	2,678,866
78,692	Bunzl PLC	2,323,680
82,423	Diageo PLC	2,852,482
94,101	Experian PLC	2,167,281
307,743	HSBC Holdings PLC	2,535,866
252,711	Informa PLC	2,304,224
39,556	InterContinental Hotels Group PLC	2,077,303
247,376	Land Securities Group PLC REIT	2,696,834
837,025	Legal & General Group PLC	2,689,813
3,602,196	Lloyds Banking Group PLC	2,633,667
38,816	London Stock Exchange Group PLC	2,140,116
132,911	RELX PLC	2,632,318
334,437	RSA Insurance Group PLC	2,411,832
61,312	Schroders PLC	2,099,549
44,475	Unilever NV CVA	2,394,898
702,336	WM Morrison Supermarkets PLC	2,226,473

		41,201,846

	United States—0.5%
33,170	Waste Connections, Inc.	2,541,960

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $558,354,610)-99.7%	536,360,237

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—1.2%
6,374,836	Invesco Government & Agency Portfolio—Institutional Class, 2.08%(d)(e) (Cost $6,374,836)	6,374,836

	Total Investments in Securities (Cost $564,729,446)—100.9%	542,735,073
	Other assets less liabilities—(0.9)%	(4,805,781)

	Net Assets—100.0%	$537,929,292

Investment Abbreviations:

CVA—Dutch Certificates

PC—Participation Certificate

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at October 31, 2018.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2018 was $9,653,274, which represented 1.79% of the Fund’s Net Assets.

(d)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2018.

(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

49

Schedule of Investments

Invesco S&P International Developed Momentum ETF (IDMO)

October 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests—99.4%
	Australia—10.4%
1,719	Alumina Ltd.	$3,107
529	Aristocrat Leisure Ltd.	9,936
152	ASX Ltd.	6,374
2,230	BHP Billiton Ltd.	50,908
45	Cochlear Ltd.	5,664
318	Computershare Ltd.	4,456
497	CSL Ltd.	66,223
44	Flight Centre Travel Group Ltd.	1,447
958	Goodman Group REIT	7,048
1,307	Insurance Australia Group Ltd.	6,327
303	Macquarie Group Ltd.	25,169
871	Oil Search Ltd.	4,796
1,070	Origin Energy Ltd.(a)	5,528
25	REA Group Ltd.	1,269
1,746	Santos Ltd.	8,217
191	SEEK Ltd.	2,418
79	Seven Group Holdings Ltd.	994
236	Sonic Healthcare Ltd.	3,772
521	Treasury Wine Estates Ltd.	5,583
777	Wesfarmers Ltd.	25,673
556	Woodside Petroleum Ltd.	13,733

		258,642

	Austria—0.2%
54	CA Immobilien Anlagen AG	1,758
76	Verbund AG	3,066

		4,824

	Belgium—0.5%
123	Ageas	6,161
136	Umicore SA	6,409

		12,570

	Canada—12.4%
552	Aurora Cannabis, Inc.(a)	3,758
1,641	Bombardier, Inc., Class B(a)	3,986
162	CAE, Inc.	2,864
66	Canadian Apartment Properties REIT	2,352
239	Canadian Imperial Bank of Commerce	20,689
96	Canadian Pacific Railway Ltd.	19,735
36	Canadian Tire Corp. Ltd., Class A	4,061
232	Canopy Growth Corp.(a)	8,556
181	CGI Group, Inc., Class A(a)	11,205
13	Constellation Software, Inc.	8,969
101	Finning International, Inc.	2,103
23	Genworth MI Canada, Inc.	757
221	Husky Energy, Inc.	3,132
176	Magna International, Inc.	8,686
65	Methanex Corp.	4,219
212	National Bank of Canada	9,647
95	Quebecor, Inc., Class B	1,868
752	Royal Bank of Canada	54,926
44	Shopify, Inc., Class A(a)	6,093
200	Stars Group, Inc. (The)(a)	4,170
1,159	Suncor Energy, Inc.	38,973
20	TMX Group Ltd.	1,261
1,478	Toronto-Dominion Bank (The)	82,192
58	WSP Global, Inc.	2,902

		307,104

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	China—0.1%
2,723	Alibaba Health Information Technology Ltd.(a)	$2,202

	Denmark—1.5%
211	Ambu A/S, Class B	4,400
55	Chr. Hansen Holding A/S	5,561
116	DSV A/S	9,330
110	GN Store Nord A/S	4,672
95	Orsted A/S(b)	6,038
7	Rockwool International A/S, Class B	2,394
117	William Demant Holding A/S(a)	3,852

		36,247

	Finland—1.3%
499	Fortum Oyj	10,513
126	Neste Oyj	10,388
332	UPM-Kymmene Oyj	10,687

		31,588

	France—15.4%
22	Aeroports de Paris	4,609
407	Airbus SE	45,059
6	Christian Dior SE	2,326
1	Dassault Aviation SA	1,660
133	Dassault Systemes SE	16,705
325	Electricite de France SA	5,406
25	Hermes International	14,305
65	Kering SA	28,988
131	L’Oreal SA	29,523
197	LVMH Moet Hennessy Louis Vuitton SE	59,999
112	Pernod Ricard SA	17,106
309	Peugeot SA	7,363
214	Safran SA	27,654
2,096	Total SA	123,398

		384,101

	Germany—3.8%
637	Aroundtown SA	5,291
114	Deutsche Boerse AG	14,447
115	Deutsche Lufthansa AG	2,314
205	Deutsche Wohnen SE	9,393
40	MTU Aero Engines AG	8,512
28	Sartorius AG (Preference Shares)	4,061
77	Symrise AG	6,470
346	TUI AG	5,743
277	Vonovia SE	12,686
133	Wirecard AG	24,925

		93,842

	Hong Kong—1.6%
2,487	Evergrande Health Industry Group Ltd.(a)	3,420
459	Hang Seng Bank Ltd.	10,750
1,224	HK Electric Investments & HK Electric Investments Ltd.(b)	1,165
6,614	Hong Kong & China Gas Co. Ltd.	12,621
409	Kerry Properties Ltd.	1,286
1,233	Link REIT	10,931

		40,173

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

50

Invesco S&P International Developed Momentum ETF (IDMO) (continued)

October 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Ireland—0.2%
98	Kingspan Group PLC	$4,264

	Israel—0.9%
1,009	Bank Leumi Le-Israel BM	6,294
22	CyberArk Software Ltd.(a)	1,502
645	Israel Discount Bank Ltd., Class A	2,109
33	Mellanox Technologies Ltd.(a)	2,795
52	Nice Ltd.(a)	5,510
110	Plus500 Ltd.	1,903
14	SodaStream International Ltd.(a)	2,007

		22,120

	Italy—1.6%
1,689	Eni SpA	30,057
215	Finecobank Banca Fineco SpA	2,252
162	Moncler SpA	5,635
307	Poste Italiane SpA(b)	2,209

		40,153

	Japan—17.4%
614	Aeon Co. Ltd.	14,091
114	Alfresa Holdings Corp.	3,046
96	Asahi Intecc Co. Ltd.	3,926
1,214	Astellas Pharma, Inc.	18,793
83	Capcom Co. Ltd.	1,724
139	Central Japan Railway Co.	26,666
195	Chugoku Electric Power Co., Inc. (The)	2,509
72	CyberAgent, Inc.	3,056
693	Daiichi Sankyo Co. Ltd.	26,491
65	Don Quijote Holdings Co. Ltd.	3,893
168	Eisai Co. Ltd.	14,010
63	Familymart UNY Holdings Co. Ltd.	7,324
45	Fancl Corp.	1,990
39	Fast Retailing Co. Ltd.	19,722
30	GMO Payment Gateway, Inc.	1,457
88	Hamamatsu Photonics K.K.	2,947
19	Hikari Tsushin, Inc.	3,320
62	Hisamitsu Pharmaceutical Co., Inc.	3,499
136	Idemitsu Kosan Co. Ltd.	6,206
2,931	JXTG Holdings, Inc.	19,977
77	Kakaku.com, Inc.	1,397
141	Kikkoman Corp.	7,759
31	Kobayashi Pharmaceutical Co. Ltd.	2,033
25	Kose Corp.	3,737
79	Kyowa Exeo Corp.	2,128
140	Marui Group Co. Ltd.	3,014
49	Matsumotokiyoshi Holdings Co. Ltd.	1,767
1,021	Mitsubishi Corp.	28,769
84	MonotaRO Co. Ltd.	1,854
120	NGK Spark Plug Co. Ltd.	2,437
142	Nidec Corp.	18,232
87	Nissan Chemical Corp.	4,117
42	OBIC Co. Ltd.	3,826
21	Open House Co. Ltd.	825
194	Oriental Land Co. Ltd.	18,247
18	Paltac Corp.	919
44	Pola Orbis Holdings, Inc.	1,177
1,144	Recruit Holdings Co. Ltd.	30,786

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Japan (continued)
52	Relo Group, Inc.	$1,228
70	Rohto Pharmaceutical Co. Ltd.	2,221
41	Sankyu, Inc.	1,940
187	SBI Holdings, Inc.	4,906
174	Shimadzu Corp.	4,399
394	Shiseido Co. Ltd.	24,917
98	Showa Denko K.K.	4,281
852	Sojitz Corp.	2,869
64	Sotetsu Holdings, Inc.	1,959
49	Square Enix Holdings Co. Ltd.	1,756
614	Sumitomo Corp.	9,322
50	Suzuken Co. Ltd.	2,534
138	Sysmex Corp.	9,690
43	Taisho Pharmaceutical Holdings Co. Ltd.	4,587
96	Taiyo Yuden Co. Ltd.	1,939
83	TDK Corp.	7,171
229	Terumo Corp.	12,358
65	TIS, Inc.	2,914
230	Tokai Carbon Co. Ltd.	3,599
27	Tokyo Century Corp.	1,447
26	Welcia Holdings Co. Ltd.	1,327
270	Yamato Holdings Co. Ltd.	7,393

		432,428

	Netherlands—10.4%
274	ASML Holding NV	46,854
744	Koninklijke Ahold Delhaize NV	17,054
160	Koninklijke DSM NV	14,028
2,790	Royal Dutch Shell PLC, Class A	89,141
2,350	Royal Dutch Shell PLC, Class B	77,019
253	Wolters Kluwer NV	14,379

		258,475

	New Zealand—0.5%
681	a2 Milk Co. Ltd.(a)	4,634
336	Fisher & Paykel Healthcare Corp. Ltd.	2,984
285	Ryman Healthcare Ltd.	2,252
83	Xero Ltd.(a)	2,340

		12,210

	Norway—1.8%
28	Aker ASA, Class A	2,135
121	Aker BP ASA	4,002
76	Austevoll Seafood ASA	1,226
423	DNO ASA	817
1,001	Equinor ASA	26,118
159	Leroy Seafood Group ASA	1,469
63	Salmar ASA	3,336
98	TGS Nopec Geophysical Co. ASA	3,299
73	Tomra Systems ASA	1,815

		44,217

	Portugal—0.2%
308	Galp Energia SGPS SA	5,372
149	Navigator Co. SA (The)	743

		6,115

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

51

Invesco S&P International Developed Momentum ETF (IDMO) (continued)

October 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Singapore—0.7%
1,019	DBS Group Holdings Ltd.	$17,263

	South Africa—0.6%
754	Anglo American PLC	16,139

	Spain—1.2%
360	Amadeus IT Group SA	29,034

	Sweden—2.6%
152	AAK AB	2,295
183	Alfa Laval AB	4,679
70	Axfood AB	1,250
212	Castellum AB	3,661
271	Elekta AB, Class B	3,441
271	Fabege AB	3,466
53	Fastighets AB Balder, Class B(a)	1,333
158	Hexagon AB, Class B	7,755
121	Kinnevik AB, Class B	3,361
143	Lundin Petroleum AB	4,372
222	Nibe Industrier AB, Class B	2,322
573	Sandvik AB	9,084
412	Svenska Cellulosa AB SCA, Class B	3,905
203	Swedish Match AB	10,357
152	Swedish Orphan Biovitrum AB(a)	3,107

		64,388

	Switzerland—2.2%
1	Chocoladefabriken Lindt & Spruengli AG-PC	6,909
5	Givaudan SA	12,148
41	Lonza Group AG(a)	12,909
10	Partners Group Holding AG	7,133
3	SGS SA	7,134
72	Sika AG	9,248

		55,481

	United Arab Emirates—0.1%
68	NMC Health PLC	3,069

	United Kingdom—10.6%
335	Ashtead Group PLC	8,285
849	AstraZeneca PLC	64,980
13,607	BP PLC	98,633
111	Croda International PLC	6,836
127	easyJet PLC	1,947
522	Experian PLC	12,022
448	GVC Holdings PLC	5,364
249	Hargreaves Lansdown PLC	5,943
111	Intertek Group PLC	6,649
983	J Sainsbury PLC	3,909
96	Next PLC	6,383
666	Ocado Group PLC(a)	7,278
555	Pearson PLC	6,373
693	Segro PLC REIT	5,442
8,471	Tesco PLC	23,087

		263,131

	United States—1.2%
80	Atlassian Corp. PLC, Class A(a)	6,073
21	BRP, Inc.	847

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	United States (continued)
158	Ferguson PLC	$10,666
155	Waste Connections, Inc.	11,878

		29,464

	Total Common Stocks & Other Equity Interests (Cost $2,610,737)	2,469,244

	Money Market Fund—0.0%
1,142	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 2.08%(c) (Cost $1,142)	1,142

	Total Investments in Securities (Cost $2,611,879)—99.4%	2,470,386
	Other assets less liabilities—0.6%	15,729

	Net Assets—100.0%	$2,486,115

Investment Abbreviations:

PC—Participation Certificate

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2018 was $9,412, which represented less than 1% of the Fund’s Net Assets.

(c)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2018.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

52

(This Page Intentionally Left Blank)

53

Statements of Assets and Liabilities

October 31, 2018

	Invesco FTSE International Low Beta Equal Weight ETF (IDLB)	Invesco MSCI Emerging Markets Equal Country Weight ETF (EWEM)	Invesco S&P Emerging Markets Low Volatility ETF (EELV)	Invesco S&P Emerging Markets Momentum ETF (EEMO)
Assets:
Unaffiliated investments in securities, at value(a)	$109,007,614	$11,801,057	$246,340,649	$12,324,536
Affiliated investments in securities, at value	577,575	155,309	—	563,371
Foreign currencies, at value	17,499	780	2,611	3,873
Deposits with brokers:
Cash segregated as collateral	—	—	—	—
Receivables:
Dividends	280,764	12,606	453,441	39,537
Foreign tax reclaims	213,999	8,603	12,485	—
Securities lending	1,564	—	76	—
Investments sold	—	67	2,885	—
Shares sold	—	—	121,639	—

Total Assets	110,099,015	11,978,422	246,933,786	12,931,317

Liabilities:
Due to custodian	149,611	—	576,624	4,367
Due to foreign custodian	—	—	—	—
Payables:
Collateral upon receipt of securities in-kind	—	—	—	—
Collateral upon return of securities loaned	577,575	—	—	—
Investments purchased	70,211	—	11	—
Accrued unitary management fees	43,146	5,506	86,803	3,133
Accrued tax expense	—	3,514	—	—
Accrued expenses	48	—	—	—

Total Liabilities	840,591	9,020	663,438	7,500

Net Assets	$109,258,424	$11,969,402	$246,270,348	$12,923,817

Net Assets Consist of:
Shares of beneficial interest	$119,695,257	$17,150,950	$323,326,541	$13,140,182
Distributable earnings	(10,436,833)	(5,181,548)	(77,056,193)	(216,365)

Net Assets	$109,258,424	$11,969,402	$246,270,348	$12,923,817

Shares outstanding (unlimited amount authorized, $0.01 par value)	4,050,001	400,000	10,700,000	750,000
Net asset value	$26.98	$29.92	$23.02	$17.23

Market price	$26.86	$29.83	$23.03	$17.18

Unaffiliated investments in securities, at cost	$112,663,516	$12,254,936	$258,497,779	$13,450,163

Affiliated investments in securities, at cost	$577,575	$174,307	$—	$636,363

Foreign currencies (due to foreign custodian), at cost	$17,636	$772	$2,237	$3,896

(a) Includes securities on loan with an aggregate value of:	$549,991	$—	$—	$—

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

54

Invesco S&P International Developed High Dividend Low Volatility ETF (IDHD)	Invesco S&P International Developed Low Volatility ETF (IDLV)	Invesco S&P International Developed Momentum ETF (IDMO)

$5,218,007	$536,360,237	$2,469,244
—	6,374,836	1,142
—	68,498	562

—	1,595,674	—

12,610	1,288,959	3,616
9,730	1,036,893	12,367
—	8,586	—
—	—	—
—	816,613	—

5,240,347	547,550,296	2,486,931

378	702,806	—
288	—	—

—	1,595,674	—
—	6,374,836	—
—	816,724	—
1,348	126,526	656
—	—	—
—	4,438	160

2,014	9,621,004	816

$5,238,333	$537,929,292	$2,486,115

$5,894,654	$605,429,959	$4,093,093
(656,321)	(67,500,667)	(1,606,978)

$5,238,333	$537,929,292	$2,486,115

200,001	17,450,000	100,000
$26.19	$30.83	$24.86

$26.41	$30.76	$24.78

$5,674,197	$558,354,610	$2,610,737

$—	$6,374,836	$1,142

$(295)	$68,583	$568

$—	$6,089,583	$—

55

Statements of Operations

For the year ended October 31, 2018

	Invesco FTSE International Low Beta Equal Weight ETF (IDLB)	Invesco MSCI Emerging Markets Equal Country Weight ETF (EWEM)		Invesco S&P Emerging Markets Low Volatility ETF (EELV)	Invesco S&P Emerging Markets Momentum ETF (EEMO)
Investment Income:
Unaffiliated dividend income	$3,398,490	$454,627		$21,702,598	$2,627,811
Affiliated dividend income	1,681	231		12,579	8,313
Non-cash dividend income	256,387	29,191		1,378,510	929,664
Securities lending income	31,203	5,044		1,325	—
Foreign withholding tax	(351,202)	(53,920)		(3,292,801)	(424,391)

Total Income	3,336,559	435,173		19,802,211	3,141,397

Expenses:
Unitary management fees	559,851	94,157		2,019,164	919,530
Trustees’ and officer’s fees	—	261		—	—

Total Expenses	559,851	94,418		2,019,164	919,530

Less: Waivers	(202)	(7,225)		(719,775)	(361,239)

Net Expenses	559,649	87,193		1,299,389	558,291

Net Investment Income	2,776,910	347,980		18,502,822	2,583,106

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Unaffiliated investment securities	(3,467,876)	37,940		(26,110,917)	13,545,158
Affiliated investment securities	—	784		—	(9,282)
Unaffiliated in-kind redemptions	11,442,856	—		1,295,127	40,108,400
Affiliated in-kind redemptions	—	—		—	773,722
Foreign currencies	(12,730)	14,704		(1,035,856)	(537,482)

Net realized gain (loss)	7,962,250	53,428		(25,851,646)	53,880,516

Change in net unrealized appreciation (depreciation) on:
Unaffiliated investment securities	(16,893,920)	(1,505,472	)(a)	(27,566,455)	(49,128,172)
Affiliated investment securities	—	(18,998)		—	(907,449)
Foreign currencies	(4,997)	(912)		11,363	3,268

Net change in unrealized appreciation (depreciation)	(16,898,917)	(1,525,382)		(27,555,092)	(50,032,353)

Net realized and unrealized gain (loss)	(8,936,667)	(1,471,954)		(53,406,738)	3,848,163

Net increase (decrease) in net assets resulting from operations	$(6,159,757)	$(1,123,974)		$(34,903,916)	$6,431,269

(a)	Net of foreign taxes of $3,514

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

56

Invesco S&P International Developed High Dividend Low Volatility ETF (IDHD)	Invesco S&P International Developed Low Volatility ETF (IDLV)	Invesco S&P International Developed Momentum ETF (IDMO)

$268,359	$22,563,520	$72,038
97	8,003	27
4,534	—	4,736
—	256,598	—
(23,464)	(2,322,123)	(8,525)

249,526	20,505,998	68,276

15,558	2,044,332	9,730
—	—	—

15,558	2,044,332	9,730

(11)	(585,068)	(2,783)

15,547	1,459,264	6,947

233,979	19,046,734	61,329

(152,265)	(15,541,524)	(53,325)
—	—	—
229,010	29,424,937	107,092
—	—	—
(1,685)	(82,480)	668

75,060	13,800,933	54,435

(481,768)	(52,963,916)	(359,748)
—	—	—
(443)	(21,846)	(358)

(482,211)	(52,985,762)	(360,106)

(407,151)	(39,184,829)	(305,671)

$(173,172)	$(20,138,095)	$(244,342)

57

Statements of Changes in Net Assets

For the years ended October 31, 2018 and 2017

	Invesco FTSE International Low Beta Equal Weight ETF (IDLB)		Invesco MSCI Emerging Markets Equal Country Weight ETF (EWEM)		Invesco S&P Emerging Markets Low Volatility ETF (EELV)
	2018	2017	2018	2017	2018	2017
Operations:
Net investment income	$2,776,910	$3,511,056	$347,980	$237,251	$18,502,822	$7,025,316
Net realized gain (loss)	7,962,250	12,238,676	53,428	190,942	(25,851,646)	5,734,338
Net change in unrealized appreciation (depreciation)	(16,898,917)	12,871,187	(1,525,382)	1,540,226	(27,555,092)	18,128,472

Net increase (decrease) in net assets resulting from operations	(6,159,757)	28,620,919	(1,123,974)	1,968,419	(34,903,916)	30,888,126

Distributions to Shareholders from:
Distributable earnings	(3,583,648)	(3,917,258)	(340,324)	(243,235)	(13,296,285)	(6,749,056)

Shareholder Transactions:
Proceeds from shares sold	42,228,757	43,501,641	—	3,222,756	491,939,223	14,830,763
Value of shares repurchased	(57,331,420)	(80,897,651)	—	(3,180,105)	(476,665,178)	(30,679,345)
Transaction fees	—	—	—	—	1,364,568	63,879

Net increase (decrease) in net assets resulting from shares transactions	(15,102,663)	(37,396,010)	—	42,651	16,638,613	(15,784,703)

Increase (Decrease) in Net Assets	(24,846,068)	(12,692,349)	(1,464,298)	1,767,835	(31,561,588)	8,354,367

Net Assets:
Beginning of year	134,104,492	146,796,841	13,433,700	11,665,865	277,831,936	269,477,569

End of year	$109,258,424	$134,104,492	$11,969,402	$13,433,700	$246,270,348	$277,831,936

Changes in Shares Outstanding:
Shares sold	1,400,000	1,600,000	—	100,000	18,650,000	600,000
Shares repurchased	(1,900,000)	(2,900,000)	—	(100,000)	(19,250,000)	(1,400,000)
Shares outstanding, beginning of year	4,550,001	5,850,001	400,000	400,000	11,300,000	12,100,000

Shares outstanding, end of year	4,050,001	4,550,001	400,000	400,000	10,700,000	11,300,000

(a)	For the period November 29, 2016 (commencement of investment operations) through October 31, 2017.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

58

Invesco S&P Emerging Markets Momentum ETF (EEMO)		Invesco S&P International Developed High Dividend Low Volatility ETF (IDHD)		Invesco S&P International Developed Low Volatility ETF (IDLV)		Invesco S&P International Developed Momentum ETF (IDMO)
2018	2017	2018	2017(a)	2018	2017	2018	2017

$2,583,106	$3,566,319	$233,979	$124,171	$19,046,734	$16,055,102	$61,329	$77,070
53,880,516	16,577,749	75,060	367,701	13,800,933	32,311,366	54,435	139,831
(50,032,353)	48,768,980	(482,211)	25,552	(52,985,762)	33,948,665	(360,106)	275,481

6,431,269	68,913,048	(173,172)	517,424	(20,138,095)	82,315,133	(244,342)	492,382

(18,109,850)	(2,740,197)	(253,963)	(111,591)	(23,013,425)	(17,508,487)	(66,579)	(87,699)

128,276,185	321,008,235	4,310,452	10,918,862	266,538,390	427,582,104	1,435,481	—
(495,089,841)	—	(2,903,044)	(7,066,635)	(254,581,165)	(307,401,677)	(1,434,155)	(1,144,402)
429,939	2,217,934	—	—	—	—	—	—

(366,383,717)	323,226,169	1,407,408	3,852,227	11,957,225	120,180,427	1,326	(1,144,402)

(378,062,298)	389,399,020	980,273	4,258,060	(31,194,295)	184,987,073	(309,595)	(739,719)

390,986,115	1,587,095	4,258,060	—	569,123,587	384,136,514	2,795,710	3,535,429

$12,923,817	$390,986,115	$5,238,333	$4,258,060	$537,929,292	$569,123,587	$2,486,115	$2,795,710

6,050,000	18,650,000	150,000	400,001	8,000,000	13,400,000	50,000	—
(24,050,000)	—	(100,000)	(250,000)	(7,650,000)	(9,400,000)	(50,000)	(50,000)
18,750,000	100,000	150,001	—	17,100,000	13,100,000	100,000	150,000

750,000	18,750,000	200,001	150,001	17,450,000	17,100,000	100,000	100,000

59

Financial Highlights

Invesco FTSE International Low Beta Equal Weight ETF (IDLB)

	Year Ended October 31,		For the Period November 4, 2015(a) Through October 31, 2016
	2018	2017
Per Share Operating Performance:
Net asset value at beginning of period	$29.47	$25.09	$24.92
Net investment income(b)	0.67	0.64	0.54
Net realized and unrealized gain (loss) on investments	(2.30)	4.45	0.03
Total from investment operations	(1.63)	5.09	0.57
Distributions to shareholders from:
Net investment income	(0.86)	(0.71)	(0.40)
Net asset value at end of period	$26.98	$29.47	$25.09
Market price at end of period(c)	$26.86	$29.44	$25.20
Net Asset Value Total Return(d)	(5.81)%	20.63%	2.33	%(e)
Market Price Total Return(d)	(6.12)%	19.98%	2.77	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$109,258	$134,104	$146,797
Ratio to average net assets of:
Expenses	0.45%	0.45%	0.45	%(f)
Net investment income	2.23%	2.38%	2.22	%(f)
Portfolio turnover rate(g)	50%	39%	59%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and the sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (November 5, 2015, the first day of trading on the exchange) to October 31, 2016 was 2.17%. The market price total return from Fund Inception to October 31, 2016 was 2.16%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco MSCI Emerging Markets Equal Country Weight ETF (EWEM)

	Year Ended October 31,
	2018	2017	2016	2015	2014
Per Share Operating Performance:
Net asset value at beginning of year	$33.58	$29.16	$27.68	$34.14	$34.43
Net investment income(a)	0.87	0.58	0.56	0.71	0.64
Net realized and unrealized gain (loss) on investments	(3.68)	4.39	1.56	(6.53)	(0.31)
Total from investment operations	(2.81)	4.97	2.12	(5.82)	0.33
Distributions to shareholders from:
Net investment income	(0.85)	(0.55)	(0.64)	(0.64)	(0.62)
Net asset value at end of year	$29.92	$33.58	$29.16	$27.68	$34.14
Market price at end of year(b)	$29.83
Net Asset Value Total Return(c)	(8.57)%	17.14%	7.80%	(17.21)%	0.99%
Market Price Total Return(c)	(8.76)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$11,969	$13,434	$11,666	$11,072	$13,654
Ratio to average net assets of:
Expenses, after Waivers(d)	0.65%	0.66%	0.66%	0.64%	0.60%
Expenses, prior to Waivers(d)	0.70%	0.71%	0.71%	0.70%	0.70%
Net investment income, after Waivers	2.59%	1.86%	2.07%	2.26%	1.86%
Portfolio turnover rate(e)	51%	23%	11%	99%	25%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and the sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

60

Financial Highlights (continued)

Invesco S&P Emerging Markets Low Volatility ETF (EELV)

	Year Ended October 31,
	2018	2017	2016	2015	2014
Per Share Operating Performance:
Net asset value at beginning of year	$24.59	$22.27	$22.31	$27.37	$28.59
Net investment income(a)	1.04	0.63	0.57	0.69	0.75
Net realized and unrealized gain (loss) on investments	(1.68)	2.29	(0.14)	(5.11)	(1.26)
Total from investment operations	(0.64)	2.92	0.43	(4.42)	(0.51)
Distributions to shareholders from:
Net investment income	(1.01)	(0.61)	(0.49)	(0.66)	(0.72)
Transaction fees(a)	0.08	0.01	0.02	0.02	0.01
Net asset value at end of year	$23.02	$24.59	$22.27	$22.31	$27.37
Market price at end of year(b)	$23.03	$24.63	$22.15	$22.13	$27.24
Net Asset Value Total Return(c)	(2.54)%	13.30%	2.12%	(16.21)%	(1.74)%
Market Price Total Return(c)	(2.60)%	14.09%	2.39%	(16.48)%	(2.11)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$246,270	$277,832	$269,478	$176,244	$238,096
Ratio to average net assets of:
Expenses, after Waivers	0.29%	0.29%	0.29%	0.29%	0.29%
Expenses, prior to Waivers	0.45%	0.45%	0.45%	0.45%	0.45%
Net investment income, after Waivers	4.12%	2.74%	2.60%	2.78%	2.72%
Portfolio turnover rate(d)	125%	81%	73%	89%	82%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and the sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco S&P Emerging Markets Momentum ETF (EEMO)

	Year Ended October 31,
	2018		2017		2016	2015	2014
Per Share Operating Performance:
Net asset value at beginning of year	$20.85		$15.87		$16.20	$21.70	$22.11
Net investment income(a)	0.27	(b)	0.40		0.22	0.52	0.47
Net realized and unrealized gain (loss) on investments	(3.03)		4.70		(0.23)	(5.69)	(0.43)
Total from investment operations	(2.76)		5.10		(0.01)	(5.17)	0.04
Distributions to shareholders from:
Net investment income	(0.14)		(0.37)		(0.32)	(0.33)	(0.45)
Net realized gains	(0.76)		—		—	—	—
Total distributions	(0.90)		(0.37)		(0.32)	(0.33)	(0.45)
Transaction fees(a)	0.04		0.25		—	—	—
Net asset value at end of year	$17.23		$20.85		$15.87	$16.20	$21.70
Market price at end of year(c)	$17.18		$20.96		$15.84	$16.09	$21.56
Net Asset Value Total Return(d)	(13.66)%		34.38%		0.17%	(24.15)%	0.22%
Market Price Total Return(d)	(14.35)%		35.37%		0.69%	(24.18)%	0.52%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$12,924		$390,986		$1,587	$1,620	$6,510
Ratio to average net assets of:
Expenses, after Waivers	0.27	%(e)	0.27	%(e)	0.28%	0.29%	0.29%
Expenses, prior to Waivers	0.45	%(e)	0.45	%(e)	0.45%	0.45%	0.45%
Net investment income, after Waivers	1.26	%(b)	2.16%		1.44%	2.52%	2.21%
Portfolio turnover rate(f)	140%		111%		182%	134%	127%

(a)	Based on average shares outstanding.
(b)

Net Investment income per share and the ratio of net investment income to average net assets include a non-cash taxable distribution received during the year. Net investment income per share and the ratio of net investment income to average net assets excluding the non-cash taxable distributions are $0.17 and 0.83%, respectively.

(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and the sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(f)

Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the year ended October 31, 2016, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

61

Financial Highlights (continued)

Invesco S&P International Developed High Dividend Low Volatility ETF (IDHD)

	Year Ended October 31, 2018	For the Period November 29, 2016(a) Through October 31, 2017

Per Share Operating Performance:
Net asset value at beginning of period	$28.39	$25.19
Net investment income(b)	1.27	1.02
Net realized and unrealized gain (loss) on investments	(2.09)	3.16
Total from investment operations	(0.82)	4.18
Distributions to shareholders from:
Net investment income	(1.38)	(0.98)
Net asset value at end of period	$26.19	$28.39
Market price at end of period(c)	$26.41	$28.60
Net Asset Value Total Return(d)	(3.11)%	16.70	%(e)
Market Price Total Return(d)	(3.06)%	17.55	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$5,238	$4,258
Ratio to average net assets of:
Expenses	0.30%	0.30	%(f)
Net investment income	4.51%	4.00	%(f)
Portfolio turnover rate(g)	65%	72%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and the sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (December 1, 2016, the first day of trading on the exchange) to October 31, 2017 was 17.22%. The market price total return from Fund Inception to October 31, 2017 was 18.16%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco S&P International Developed Low Volatility ETF (IDLV)

	Year Ended October 31,
	2018	2017	2016	2015	2014
Per Share Operating Performance:
Net asset value at beginning of year	$33.28	$29.32	$29.99	$31.75	$31.54
Net investment income(a)	1.08	1.00	0.99	1.02	1.09
Net realized and unrealized gain (loss) on investments	(2.22)	4.04	(0.55)	(1.86)	0.13
Total from investment operations	(1.14)	5.04	0.44	(0.84)	1.22
Distributions to shareholders from:
Net investment income	(1.31)	(1.08)	(1.11)	(0.92)	(1.01)
Net asset value at end of year	$30.83	$33.28	$29.32	$29.99	$31.75
Market price at end of year(b)	$30.76	$33.29	$29.38	$29.90	$32.01
Net Asset Value Total Return(c)	(3.62)%	17.59%	1.56%	(2.69)%	3.89%
Market Price Total Return(c)	(3.87)%	17.38%	2.07%	(3.78)%	4.29%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$537,929	$569,124	$384,137	$313,428	$263,546
Ratio to average net assets of:
Expenses, after Waivers	0.25%	0.25%	0.25%	0.25%	0.25%
Expenses, prior to Waivers	0.35%	0.35%	0.35%	0.35%	0.35%
Net investment income, after Waivers	3.26%	3.19%	3.33%	3.32%	3.41%
Portfolio turnover rate(d)	65%	69%	56%	66%	61%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and the sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

62

Financial Highlights (continued)

Invesco S&P International Developed Momentum ETF (IDMO)

	Year Ended October 31,
	2018	2017	2016	2015	2014
Per Share Operating Performance:
Net asset value at beginning of year	$27.96	$23.57	$25.85	$27.75	$29.00
Net investment income(a)	0.61	0.71	0.51	0.69	0.49
Net realized and unrealized gain (loss) on investments	(3.04)	4.49	(2.30)	(2.13)	(1.02)
Total from investment operations	(2.43)	5.20	(1.79)	(1.44)	(0.53)
Distributions to shareholders from:
Net investment income	(0.67)	(0.81)	(0.49)	(0.46)	(0.72)
Net asset value at end of year	$24.86	$27.96	$23.57	$25.85	$27.75
Market price at end of year(b)	$24.78	$27.80	$23.51	$25.74	$28.12
Net Asset Value Total Return(c)	(8.95)%	22.57%	(6.92)%	(5.34)%	(2.06)%
Market Price Total Return(c)	(8.70)%	22.19%	(6.77)%	(6.99)%	(1.15)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$2,486	$2,796	$3,535	$3,877	$6,936
Ratio to average net assets of:
Expenses, after Waivers	0.25%	0.26%	0.26%	0.26%	0.26%
Expenses, prior to Waivers	0.35%	0.36%	0.36%	0.36%	0.36%
Net investment income, after Waivers	2.21%	2.87%	2.13%	2.42%	1.68%
Portfolio turnover rate(d)	123%	134%	198%	98%	109%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and the sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)

Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the year ended October 31, 2016, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

63

Notes to Financial Statements

Invesco Exchange-Traded Fund Trust II

October 31, 2018

Note 1. Organization

Invesco Exchange-Traded Fund Trust II (the “Trust”), formerly PowerShares Exchange-Traded Fund Trust II, was organized as a Massachusetts business trust on October 10, 2006 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Short Name
Invesco FTSE International Low Beta Equal Weight ETF (IDLB)	“FTSE International Low Beta Equal Weight ETF”
Invesco MSCI Emerging Markets Equal Country Weight ETF (EWEM)	“MSCI Emerging Markets Equal Country Weight ETF”
Invesco S&P Emerging Markets Low Volatility ETF (EELV)	“S&P Emerging Markets Low Volatility ETF”
Invesco S&P Emerging Markets Momentum ETF (EEMO)	“S&P Emerging Markets Momentum ETF”
Invesco S&P International Developed High Dividend Low Volatility ETF (IDHD)	“S&P International Developed High Dividend Low Volatility ETF”
Invesco S&P International Developed Low Volatility ETF (IDLV)	“S&P International Developed Low Volatility ETF”
Invesco S&P International Developed Momentum ETF (IDMO)	“S&P International Developed Momentum ETF”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on NYSE Arca, Inc., except for Shares of FTSE International Low Beta Equal Weight ETF which are listed and traded on The NASDAQ Stock Market LLC and Shares of S&P International Developed High Dividend Low Volatility ETF, which are listed and traded on Cboe BZX Exchange, Inc.

Effective June 4, 2018, the Funds’ names changed as part of an overall rebranding strategy whereby the PowerShares name was changed to the Invesco brand. This resulted in all references to the PowerShares name being changed to Invesco.

MSCI Emerging Markets Equal Country Weight ETF acquired all or substantially all of the assets and all of the stated liabilities included in the financial statements of Guggenheim MSCI Emerging Markets Equal Country Weight ETF of the Rydex Exchange-Traded Fund Trust (the “Predecessor Fund”) after the close of business on April 6, 2018 (the “Reorganization”). MSCI Emerging Markets Equal Country Weight ETF adopted the performance and financial information of the Predecessor Fund. Information for MSCI Emerging Markets Equal Country Weight ETF presented prior to the close of business on April 6, 2018 is that of the Predecessor Fund.

The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund (except for MSCI Emerging Markets Equal Country Weight ETF) is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”). The investment objective of MSCI Emerging Markets Equal Country Weight ETF is to correspond (before fees and expenses) to the price and yield performance of its Underlying Index.

Fund	Underlying Index
FTSE International Low Beta Equal Weight ETF	FTSE Developed ex-U.S. Low Beta Equal Weight Index
MSCI Emerging Markets Equal Country Weight ETF	MSCI Emerging Markets Equal Country Weighted Index
S&P Emerging Markets Low Volatility ETF	S&P BMI Emerging Markets Low Volatility IndexTM
S&P Emerging Markets Momentum ETF	S&P Momentum Emerging Plus LargeMidCap IndexTM
S&P International Developed High Dividend Low Volatility ETF	S&P EPAC Ex-Korea Low Volatility High Dividend Index
S&P International Developed Low Volatility ETF	S&P BMI International Developed Low Volatility IndexTM
S&P International Developed Momentum ETF	S&P Momentum Developed ex-U.S. & South Korea LargeMidCap IndexTM

64

Note 2. Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services—Investment Companies.

A. Security Valuation

Securities, including restricted securities, are valued according to the following policies:

Securities, including restricted securities in a fund that are held as investments (the “Underlying Fund”), if any, of a Fund, are valued in accordance with the Underlying Fund’s valuation policy. The policies of Underlying Funds affiliated with the Funds as a result of having the same investment adviser are the same as those set forth below.

A security listed or traded on an exchange (except convertible securities) is generally valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded or, lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded, or at the final settlement price set by such exchange. Swaps and options not listed on an exchange are valued by an independent source. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investment companies are valued using such company’s NAV per share, unless the shares are exchange-traded, in which case they are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco Capital Management LLC (the “Adviser”), formerly Invesco PowerShares Capital Management LLC, determines are significant and make the closing price unreliable, a Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

65

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. Other Risks

Index Risk. Unlike many investment companies, the Funds do not utilize investing strategies that seek returns in excess of their Underlying Indexes. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its respective Underlying Index, even if that security generally is underperforming.

Authorized Participant Concentration Risk. Only Authorized Participants (“APs”) may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that those APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities underlying each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, which may be more likely to trade at a premium or discount to each Fund’s net asset value (“NAV”) and to face trading halts and/or delisting. This risk may be heightened for the Funds because the Funds invest in non-U.S. securities, which may have lower trading volumes.

Equity Risk. Equity risk is the risk that the value of the securities that each Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities that a Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities a Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities a Fund holds. In addition, securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

High Dividend Paying Securities Risk. S&P International Developed High Dividend Low Volatility ETF invests in securities that pay high dividends. As a group, these securities can fall out of favor with the market, causing such companies to underperform companies that do not pay high dividends. Also, changes in the dividend policies of the companies in an Underlying Index and the capital resources available for such companies’ dividend payments may affect the Fund.

Industry Concentration Risk. Each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or sector. To the extent that an Underlying Index concentrates in the securities of issuers in a particular industry or sector, the corresponding Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, each Fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which each Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Non-Diversified Fund Risk. MSCI Emerging Markets Equal Country Weight ETF and S&P International Developed High Dividend Low Volatility ETF are non-diversified and can invest a greater portion of their assets in securities of individual issuers than diversified funds. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

Non-Correlation Risk. Each Fund’s return may not match the return of its Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to its Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Underlying Index. In addition, the performance of each Fund and its Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its Underlying Index resulting from legal restrictions, cost or liquidity constraints.

66

Portfolio Turnover Risk. S&P Emerging Markets Low Volatility ETF, S&P Emerging Markets Momentum ETF and S&P International Developed Momentum ETF may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of its Underlying Index. This may result in a high portfolio turnover rate. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for the Fund. A high portfolio turnover rate also can result in an increase in taxable capital gains distributions to shareholders and an increased likelihood that the capital gains will be taxable at ordinary rates.

Small- and Mid-Capitalization Company Risk. For each Fund, investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Foreign Investment Risk. For each Fund, investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information and less reliable financial information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Foreign securities also are subject to the risks of expropriation, nationalization, political instability or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. As the Funds may invest in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Funds’ returns. Such risks may be exacerbated in emerging markets, where securities laws are relatively new and unsettled.

Momentum Investing Risk. For S&P Emerging Markets Momentum ETF and S&P International Developed Momentum ETF, the momentum style of investing is subject to the risk that the securities may be more volatile than the market as a whole, or that the returns on securities that previously have exhibited price momentum are less than returns on other styles of investing. Momentum can turn quickly, and stocks that previously have exhibited high momentum may not experience continued positive momentum. In addition, there may be periods when the momentum style of investing is out of favor and therefore, the investment performance of a Fund may suffer.

Sampling Risk. For MSCI Emerging Markets Equal Country Weight ETF and S&P Emerging Markets Momentum ETF, the use of a representative sampling approach in certain countries may result in the Fund holding a smaller number of securities than are in its Underlying Index. As a result, an adverse development to an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in its Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

C. Federal Income Taxes

Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

D. Investment Transactions and Investment Income

Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on the accrual basis from settlement date. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

67

The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of each Fund’s NAV and, accordingly, they reduce each Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

E. Country Determination

For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

F. Expenses

Each Fund has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses.

Expenses of the Trust that are excluded from a Fund’s unitary management fee and are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are excluded from each Fund’s unitary management fee and that are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

G. Dividends and Distributions to Shareholders

Each Fund declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

H. Accounting Estimates

The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I. Foreign Currency Translations

Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds do not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statements of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar

68

equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

The Funds may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which each Fund invests.

J. Securities Lending

During the fiscal year ended October 31, 2018, FTSE International Low Beta Equal Weight ETF, MSCI Emerging Markets Equal Country Weight ETF, S&P Emerging Markets Low Volatility ETF and S&P International Developed Low Volatility ETF participated in securities lending. Each Fund loaned portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is generally invested in an affiliated money market fund and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

K. Distributions from Distributable Earnings

In accordance with the Securities and Exchange Commission’s issuance of Disclosure Update and Simplification, the funds have presented the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, in the Statements of Changes in Net Assets.

For the year ended October 31, 2017, distributions from distributable earnings consisted of distributions from net investment income.

Note 3. Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services.

As compensation for its services, each Fund accrues daily and pays monthly to the Adviser an annual unitary management fee. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses. The unitary management fee is paid by each Fund to the Adviser at the following annual rates:

% of Average Daily Net Assets
FTSE International Low Beta Equal Weight ETF	0.45%
MSCI Emerging Markets Equal Country Weight ETF	0.70%
S&P Emerging Markets Low Volatility ETF	0.45%*
S&P Emerging Markets Momentum ETF	0.45%*
S&P International Developed High Dividend Low Volatility ETF	0.30%
S&P International Developed Low Volatility ETF	0.35%**
S&P International Developed Momentum ETF	0.35%**

*

The Adviser has agreed to waive a portion of its unitary management fee through February 28, 2020. After giving effect to such waiver, the Fund’s net unitary management fee is 0.29% of its average daily net assets. Unless the Adviser continues the fee waiver agreement, it will terminate on February 28, 2020. The fee waiver agreement cannot be terminated during its term.

**

The Adviser has agreed to waive a portion of its unitary management fee through February 28, 2020. After giving effect to such waiver, the Fund’s net unitary management fee is 0.25% of its average daily net assets. Unless the Adviser continues the fee waiver agreement, it will terminate on February 28, 2020. The fee waiver agreement cannot be terminated during its term.

69

Prior to the Reorganization, the Predecessor Fund was managed by Guggenheim Funds Investment Advisors LLC (“GFIA”) and the Predecessor Fund paid GFIA an investment advisory fee calculated at the same annualized rate disclosed above. Under this agreement, GFIA was not required to pay the expenses of the Independent Trustees.

Effective on the Reorganization, the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the MSCI Emerging Markets Equal Country Weight ETF (including acquired fund fees and expenses, but excluding interest expenses, brokerage commissions and other trading expenses, taxes and litigation expenses and extraordinary expenses) from exceeding 0.70% of the Fund’s average daily net assets per year (the “Expense Cap”) through at least April 6, 2020, and neither the Adviser nor the Fund can discontinue the agreement prior to its expiration. Prior to the Reorganization, GFIA limited expenses for the Predecessor Fund to the same expense cap. The limit included acquired fund fees and expenses but excluded interest, taxes, brokerage commissions, dividends on securities sold short, distribution fees and expenses, and extraordinary expenses.

Further, through August 31, 2020, the Adviser has contractually agreed to waive a portion of each Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to certain of the Fund’s investments in money market funds managed by that affiliate (excluding investments of cash collateral from securities lending). The Adviser cannot discontinue this waiver prior to its expiration.

For the fiscal year ended October 31, 2018, the Adviser waived fees for each Fund in the following amounts:

FTSE International Low Beta Equal Weight ETF	$202
MSCI Emerging Markets Equal Country Weight ETF	7,225
S&P Emerging Markets Low Volatility ETF	719,775
S&P Emerging Markets Momentum ETF	361,239
S&P International Developed High Dividend Low Volatility ETF	11
S&P International Developed Low Volatility ETF	585,068
S&P International Developed Momentum ETF	2,783

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser. Prior to the Reorganization, the Board of Trustees for the Predecessor Fund adopted a distribution and service plan pursuant to Rule 12b-1 under the 1940 Act. No 12b-1 fees were paid by the Predecessor Fund under this plan.

The Adviser has entered into a licensing agreement for each Fund with the following entities (each, a “Licensor”):

Fund	Licensor
FTSE International Low Beta Equal Weight ETF	FTSE International Ltd.
MSCI Emerging Markets Equal Country Weight ETF	MSCI Inc.
S&P Emerging Markets Low Volatility ETF	S&P Dow Jones Indices LLC
S&P Emerging Markets Momentum ETF	S&P Dow Jones Indices LLC
S&P International Developed High Dividend Low Volatility ETF	S&P Dow Jones Indices LLC
S&P International Developed Low Volatility ETF	S&P Dow Jones Indices LLC
S&P International Developed Momentum ETF	S&P Dow Jones Indices LLC

Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Prior to the Reorganization, the Predecessor Fund’s Underlying Index name trademark had been licensed to GFIA for use by the Predecessor Fund. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund. Prior to the Reorganization, GFIA engaged external service providers to perform these services for the Predecessor Fund.

Note 4. Investments in Affiliates

The Adviser serves as the adviser for Invesco India ETF, and therefore Invesco India ETF is considered to be affiliated with the Funds. The tables below show certain Funds’ transactions in, and earnings from, investments in affiliates (excluding affiliated money market funds) for the fiscal year ended October 31, 2018.

70

MSCI Emerging Markets Equal Country Weight ETF

	Value October 31, 2017	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value October 31, 2018	Dividend Income
Invesco India ETF	$—	$208,017	$(35,453)	$(18,998)	$784	$154,350	$—

S&P Emerging Markets Momentum ETF

	Value October 31, 2017	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value October 31, 2018	Dividend Income
Invesco India ETF	$8,665,468	$576,610	$(8,551,215)	$(907,449)	$764,440	$547,854	$—

Note 5. Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.

Level 2 —

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

Except for the Funds listed below, as of October 31, 2018, all of the securities in each Fund were valued based on Level 1 inputs (see the Schedules of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Investments in Securities
	Level 1	Level 2	Level 3	Total
MSCI Emerging Markets Equal Country Weight ETF
Equity Securities	$11,954,702	$992	$672	$11,956,366

S&P Emerging Markets Low Volatility ETF
Equity Securities	$246,325,648	$8,386	$6,615	$246,340,649

S&P Emerging Markets Momentum ETF
Equity Securities	$12,887,752	$155	$—	$12,887,907

71

Note 6. Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2018 and 2017:

	2018	2017
	Ordinary Income	Ordinary Income
FTSE International Low Beta Equal Weight ETF	$3,583,648	$3,917,258
MSCI Emerging Markets Equal Country Weight ETF	340,324	243,235
S&P Emerging Markets Low Volatility ETF	13,296,285	6,749,056
S&P Emerging Markets Momentum ETF	18,109,850	2,740,197
S&P International Developed High Dividend Low Volatility ETF	253,963	111,591
S&P International Developed Low Volatility ETF	23,013,425	17,508,487
S&P International Developed Momentum ETF	66,579	87,699

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)— Investment Securities	Net Unrealized Appreciation (Depreciation)— Other Investments	Capital Loss Carryforwards	Shares of Beneficial Interest	Total Net Assets
FTSE International Low Beta Equal Weight ETF	$294,750	$—	$(4,691,271)	$(2,933)	$(6,037,379)	$119,695,257	$109,258,424
MSCI Emerging Markets Equal Country Weight ETF	44,306	—	(521,933)	518	(4,704,439)	17,150,950	11,969,402
S&P Emerging Markets Low Volatility ETF	5,190,886	—	(14,968,368)	9,241	(67,287,952)	323,326,541	246,270,348
S&P Emerging Markets Momentum ETF	1,039,874	24,233	(1,279,923)	(549)	—	13,140,182	12,923,817
S&P International Developed High Dividend Low Volatility ETF	25,555	—	(527,266)	(469)	(154,141)	5,894,654	5,238,333
S&P International Developed Low Volatility ETF	1,955,358	—	(29,486,581)	(41,011)	(39,928,433)	605,429,959	537,929,292
S&P International Developed Momentum ETF	12,749	—	(141,659)	(27)	(1,478,041)	4,093,093	2,486,115

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The following table presents available capital loss carryforwards for each Fund as of October 31, 2018:

		Post-effective/no expiration
	2019	Short-Term	Long-Term	Total*
FTSE International Low Beta Equal Weight ETF	$—	$3,116,712	$2,920,667	$6,037,379
MSCI Emerging Markets Equal Country Weight ETF	18,800	1,261,129	3,424,510	4,704,439
S&P Emerging Markets Low Volatility ETF	—	44,510,181	22,777,771	67,287,952
S&P Emerging Markets Momentum ETF	—	—	—	—
S&P International Developed High Dividend Low Volatility ETF	—	106,052	48,089	154,141
S&P International Developed Low Volatility ETF	—	26,898,755	13,029,678	39,928,433
S&P International Developed Momentum ETF	—	1,014,700	463,341	1,478,041

*

Capital loss carryforwards as of the date listed above are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

72

Note 7. Investment Transactions

For the fiscal year ended October 31, 2018, the cost of securities purchased and proceeds from sales of securities (other than short-term securities, U.S. Treasury obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales
FTSE International Low Beta Equal Weight ETF	$65,341,669	$62,329,989
MSCI Emerging Markets Equal Country Weight ETF	6,930,578	6,867,085
S&P Emerging Markets Low Volatility ETF	565,757,581	545,383,162
S&P Emerging Markets Momentum ETF	293,646,526	347,553,498
S&P International Developed High Dividend Low Volatility ETF	3,373,082	3,951,960
S&P International Developed Low Volatility ETF	387,296,390	379,056,098
S&P International Developed Momentum ETF	3,408,095	3,923,533

For the fiscal year ended October 31, 2018, in-kind transactions associated with creations and redemptions were as follows:

	Cost of Securities Received	Value of Securities Delivered
FTSE International Low Beta Equal Weight ETF	$36,719,511	$55,591,938
MSCI Emerging Markets Equal Country Weight ETF	—	—
S&P Emerging Markets Low Volatility ETF	217,425,445	216,649,986
S&P Emerging Markets Momentum ETF	52,313,572	379,104,887
S&P International Developed High Dividend Low Volatility ETF	4,295,997	2,343,696
S&P International Developed Low Volatility ETF	252,947,377	252,918,979
S&P International Developed Momentum ETF	1,391,800	894,332

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

At October 31, 2018, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost
FTSE International Low Beta Equal Weight ETF	$7,184,060	$(11,875,331)	$(4,691,271)	$114,276,460
MSCI Emerging Markets Equal Country Weight ETF	1,230,574	(1,752,507)	(521,933)	12,478,299
S&P Emerging Markets Low Volatility ETF	12,248,339	(27,216,707)	(14,968,368)	261,309,017
S&P Emerging Markets Momentum ETF	247,349	(1,527,272)	(1,279,923)	14,167,830
S&P International Developed High Dividend Low Volatility ETF	25,489	(552,755)	(527,266)	5,745,273
S&P International Developed Low Volatility ETF	11,227,174	(40,713,755)	(29,486,581)	572,221,654
S&P International Developed Momentum ETF	66,268	(207,927)	(141,659)	2,612,045
Note 8. Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions, foreign currency transactions, the use of a portion of the proceeds from redemptions as distributions and passive foreign investment companies, amounts were reclassified between undistributed net investment income, undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended October 31, 2018, the reclassifications were as follows:

	Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
FTSE International Low Beta Equal Weight ETF	$242,672	$(11,305,329)	$11,062,657
MSCI Emerging Markets Equal Country Weight ETF	19,704	(19,704)	—
S&P Emerging Markets Low Volatility ETF	(641,779)	(130,007)	771,786
S&P Emerging Markets Momentum ETF	(93,225)	(52,910,989)	53,004,214
S&P International Developed High Dividend Low Volatility ETF	20,212	(230,835)	210,623
S&P International Developed Low Volatility ETF	2,405,207	(28,212,754)	25,807,547
S&P International Developed Momentum ETF	5,323	(109,909)	104,586

73

Note 9. Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to each Trustee who is not an “interested person” as defined in the 1940 Act (an “Independent Trustee”) and an Officer of the Trust. The Adviser, as a result of each Fund’s unitary management fee, pays for such compensation. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of his compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco Funds. The Deferral Fees payable to the Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

Note 10. Capital

Shares are created and redeemed by each Fund only in Creation Units of 50,000 Shares (100,000 Shares for MSCI Emerging Markets Equal Country Weight ETF). Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund of the Trust on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

Note 11. Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee is also indemnified against certain liabilities arising out of the performance of his duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

74

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Fund Trust II and Shareholders of Invesco FTSE International Low Beta Equal Weight ETF, Invesco MSCI Emerging Markets Equal Country Weight ETF, Invesco S&P Emerging Markets Low Volatility ETF, Invesco S&P Emerging Markets Momentum ETF, Invesco S&P International Developed High Dividend Low Volatility ETF, Invesco S&P International Developed Low Volatility ETF and Invesco S&P International Developed Momentum ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (seven of the funds constituting Invesco Exchange-Traded Fund Trust II, hereafter collectively referred to as the “Funds”) as of October 31, 2018, the related statements of operations and changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2018, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below in conformity with accounting principles generally accepted in the United States of America.

Invesco FTSE International Low Beta Equal Weight ETF(1)
Invesco MSCI Emerging Markets Equal Country Weight ETF(2)
Invesco S&P Emerging Markets Low Volatility ETF(1)
Invesco S&P Emerging Markets Momentum ETF(1)
Invesco S&P International Developed High Dividend Low Volatility ETF(3)
Invesco S&P International Developed Low Volatility ETF(1)
Invesco S&P International Developed Momentum ETF(1)

(1)

Statements of operations for the year ended October 31, 2018, the statements of changes in net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the periods indicated therein

(2)	Statements of operations and changes in net assets and the financial highlights for the year ended October 31, 2018

(3)

Statement of operations for the year ended October 31, 2018 and statement of changes in net assets and the financial highlights for the year ended October 31, 2018 and for the period November 29, 2016 (commencement of investment operations) through October 31, 2017

The financial statements of Invesco MSCI Emerging Markets Equal Country Weight ETF (Predecessor Fund Guggenheim MSCI Emerging Markets Equal Country Weight ETF) as of and for the year ended October 31, 2017 and the financial highlights for each of the periods ended on or prior to October 31, 2017 (not presented herein, other than the statements of changes in net assets and the financial highlights) were audited by other auditors whose report dated December 21, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Chicago, Illinois

December 26, 2018

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

75

Change in Independent Registered Public Accounting Firm

The Board of Trustees appointed, upon recommendation of the Audit Committee, PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm for Invesco MSCI Emerging Markets Equal Country Weight ETF for the Fund’s current fiscal year. PwC serves as the independent registered public accounting firm for other Invesco ETFs.

Prior to April 6, 2018, the Predecessor Fund was a separate series of an unaffiliated investment company that was audited by a different independent registered public accounting firm (the “Prior Auditor”).

Effective April 9, 2018, the Prior Auditor resigned as the independent registered public accounting firm of the Predecessor Fund. The Prior Auditor’s report on the financial statements of the Predecessor Fund for the past two years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the Predecessor Fund’s two most recent fiscal years and through April 9, 2018, there were no (1) disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report; or (2) “reportable events,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

76

Fees and Expenses

As a shareholder of a Fund of the Invesco Exchange-Traded Fund Trust II, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2018.

In addition to the fees and expenses which the Invesco MSCI Emerging Markets Equal Country Weight ETF and the Invesco S&P Emerging Markets Momentum ETF (collectively, the “Portfolios”) bear directly, the Portfolios indirectly bear a pro rata share of the fees and expenses of the investment companies in which the Portfolios invest. The amount of fees and expenses incurred indirectly by the Portfolios will vary because the investment companies have varied expenses and fee levels and the Portfolios may own different proportions of the investment companies at different times. Estimated investment companies’ expenses are not expenses that are incurred directly by the Portfolios. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Portfolios invest in. The effect of the estimated investment companies’ expenses that the Portfolios bear indirectly is included in each Portfolio’s total return. Notwithstanding the foregoing, Invesco Capital Management LLC has agreed to waive a portion of its unitary management fee to the extent necessary to prevent the MSCI Emerging Markets Equal Country Weight ETF’s operating expenses (including acquired fund fees and expenses, but excluding interest expenses, brokerage commissions and other trading expenses, taxes and litigation expenses and extraordinary expenses) from exceeding 0.70% of the Fund’s average daily net assets per year through at least April 6, 2020.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by a Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco FSTE International Low Beta Equal Weight ETF (IDLB)
Actual	$1,000.00	$893.20	0.45%	$2.15
Hypothetical (5% return before expenses)	1,000.00	1,022.94	0.45	2.29
Invesco MSCI Emerging Markets Equal Country Weight ETF (EWEM)
Actual	1,000.00	858.55	0.67	3.09
Hypothetical (5% return before expenses)	1,000.00	1,021.83	0.67	3.41
Invesco S&P Emerging Markets Low Volatility ETF (EELV)
Actual	1,000.00	901.30	0.29	1.39
Hypothetical (5% return before expenses)	1,000.00	1,023.74	0.29	1.48
Invesco S&P Emerging Markets Momentum ETF (EEMO)
Actual	1,000.00	859.70	0.26	1.22
Hypothetical (5% return before expenses)	1,000.00	1,023.89	0.26	1.33

77

Fees and Expenses (continued)

	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco S&P International Developed High Dividend Low Volatility ETF (IDHD)
Actual	$1,000.00	$940.20	0.30%	$1.47
Hypothetical (5% return before expenses)	1,000.00	1,023.69	0.30	1.53
Invesco S&P International Developed Low Volatility ETF (IDLV)
Actual	1,000.00	942.20	0.25	1.22
Hypothetical (5% return before expenses)	1,000.00	1,023.95	0.25	1.28
Invesco S&P International Developed Momentum ETF (IDMO)
Actual	1,000.00	894.00	0.25	1.19
Hypothetical (5% return before expenses)	1,000.00	1,023.95	0.25	1.28

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended October 31, 2018. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

78

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2018:

	Qualified Dividend Income*	Corporate Dividends Received Deduction*
Invesco FTSE International Low Beta Equal Weight ETF	89%	0%
Invesco MSCI Emerging Markets Equal Country Weight ETF	53%	1%
Invesco S&P Emerging Markets Low Volatility ETF	62%	0%
Invesco S&P Emerging Markets Momentum ETF	2%	0%
Invesco S&P International Developed High Dividend Low Volatility ETF	77%	0%
Invesco S&P International Developed Low Volatility ETF	56%	0%
Invesco S&P International Developed Momentum ETF	100%	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the fiscal year.

The Funds intend to elect to pass through to shareholders the credit for taxes paid to foreign countries. The gross foreign source income and foreign taxes paid are as follows:

	Gross Foreign Income	Foreign Taxes Paid
Invesco FTSE International Low Beta Equal Weight ETF	$3,375,849	$292,608
Invesco MSCI Emerging Markets Equal Country Weight ETF	475,412	53,921
Invesco S&P Emerging Markets Low Volatility ETF	23,081,000	3,292,347
Invesco S&P Emerging Markets Momentum ETF	3,481,455	424,321
Invesco S&P International Developed High Dividend Low Volatility ETF	272,893	20,370
Invesco S&P International Developed Low Volatility ETF	17,418,832	1,359,666
Invesco S&P International Developed Momentum ETF	76,775	8,297

79

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below.

As of October 31, 2018

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge—1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Nominating and Governance Committee and Trustee	Chairman of the Nominating and Governance Committee and Trustee since 2007	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	234	Trustee and Investment Oversight Committee member, Mission Aviation Fellowship (2017–Present)

Todd J. Barre—1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	234	None

Marc M. Kole—1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee since 2008; Trustee since 2007	Senior Director of Finance, By The Hand Club for Kids (2015-Present); formerly, Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Senior Vice President of Finance, United Healthcare (2004-2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	234	None

Yung Bong Lim—1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	234	None

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

80

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker—1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer at RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider).	234	None

Donald H. Wilson—1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2007	Chairman, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-Present); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (2016-Present); formerly, Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	234	None

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

81

Trustees and Officers (continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below.

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Kevin M. Carome—1956 Invesco Ltd. Two Peachtree Pointe, 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director (2006-Present) and Executive Vice President (2008–Present), Invesco Group Services, Inc., Invesco Holding Company (US), Inc. and Invesco North American Holdings, Inc.; Director, Invesco Holding Company Limited (2007-Present); Executive Vice President (2008–Present), Invesco Investments (Bermuda) Ltd.; Manager, Horizon Flight Works LLC, Director and Executive Vice President, Invesco Finance, Inc. and Director, Invesco Finance PLC (2011- Present); Director and Secretary (2012-Present), Invesco Services (Bahamas) Private Limited; and Director and Executive Vice President (2014–Present), INVESCO Asset Management (Bermuda) Ltd.; formerly, Director and Chairman, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2006); Director, Invesco Investments (Bermuda) Ltd. (2008-2016); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	234	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

82

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Daniel E. Draper—1968 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2015	President and Principal Executive Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2015-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Chief Executive Officer and Principal Executive Officer (2016-Present) and Managing Director (2013-Present), Invesco Capital Management LLC; Senior Vice President, Invesco Distributors, Inc. (2014-Present); formerly, Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-2015) and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2015); Managing Director, Credit Suisse Asset Management (2010-2013) and Lyxor Asset Management/Societe Generale (2007-2010).

Kelli Gallegos—1970 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President and Treasurer	Since 2018	Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President, Principal Financial Officer (2016-Present) and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Assistant Treasurer Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); Assistant Treasurer, Invesco Capital Management LLC (2013-2018); and Assistant Vice President, The Invesco Funds (2008-2016).

Peter Hubbard—1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Sheri Morris—1964 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2012	President and Principal Executive Officer, The Invesco Funds (2016-Present); Treasurer, The Invesco Funds (2008-Present); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

83

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Anna Paglia—1974 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2011	Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2011-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015-Present); Head of Legal (2010-Present) and Secretary (2015-Present), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Rudolf E. Reitmann—1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

David Warren—1957 Invesco Canada Ltd. 5140 Yonge Street, Suite 800 Toronto, Ontario M2N 6X7	Vice President	Since 2009	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, and Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Managing Director—Chief Administrative Officer, Americas, Invesco Capital Management LLC; Senior Vice President, Invesco Advisers, Inc. (2009-Present); Director, Invesco Inc. (2009-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2011-Present); Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); Director, Invesco Corporate Class Inc. (2014-Present); Director, Invesco Global Direct Real Estate Feeder GP Ltd. (2015-Present); Director, Invesco Canada Holdings Inc. (2002-Present); Director, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée and Trimark Investments Ltd./Placements Trimark Ltée (2014-Present); Director, Invesco IP Holdings (Canada) Ltd. (2016-Present); Director, Invesco Global Direct Real Estate GP Ltd. (2015-Present); formerly, Senior Vice President, Invesco Management Group, Inc. (2007-2018); Executive Vice President and Chief Financial Officer, Invesco Inc. (2009-2015); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2011).

Melanie Zimdars—1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer of Invesco Capital Management LLC (2017-Present); Chief Compliance Officer of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer at ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/Chief Financial Officer at Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

84

(This Page Intentionally Left Blank)

(This Page Intentionally Left Blank)

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year on Form N-Q (or any successor Form). The Form N-Qs (or any successor Form) will be available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2018 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	P-TRST2-HBLV-AR-2	invesco.com/ETFs

Item 2. Code of Ethics.

The Registrant has adopted a Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer. This Code is filed as an exhibit to this report on Form N-CSR under Item 12(a)(1). No substantive amendments to this Code were made during the reporting period. There were no waivers for the fiscal year ended October 31, 2018.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees (the “Board”) has determined that the Registrant has three “audit committee financial experts” serving on its audit committee: Mr. Marc M. Kole, Mr. Gary R. Wicker, and Mr. Donald H. Wilson. Each of these audit committee members is “independent,” meaning that he is not an “interested person” of the Registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) and he does not accept any consulting, advisory, or other compensatory fee from the Registrant (except in his capacity as a Board or committee member).

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that a person has any greater duties, obligations, or liability than those imposed on a person without the “audit committee financial expert” designation.    Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or Board of Trustees.

Item 4. Principal Accountant Fees and Services.

(a) to (d)

Fees Billed by PwC to the Registrant

PricewaterhouseCoopers LLP (“PwC”), the Registrant’s independent registered public accounting firm, billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all audit and non-audit services provided to the Registrant.

	Fees Billed by PwC for Services Rendered to the Registrant for Fiscal Year End 2018	Fees Billed by PwC for Services Rendered to the Registrant for Fiscal Year End 2017

Audit Fees	$ 564,150	$ 1,352,977
Audit-Related Fees	$ 0	$ 0
Tax Fees(1)	$ 218,790	$ 609,290
All Other Fees	$ 0	$ 0
Total Fees	$ 782,940	$ 1,962,267

(1)      Tax fees for the fiscal year ended October 31, 2018 include fees billed for reviewing tax returns, 2018 excise tax returns and excise tax distributions calculations. Tax fees for the fiscal year ended October 31, 2017 included fees billed for reviewing tax returns, 2017 excise tax returns and excise tax distribution calculations, 2016 State Source Income Analysis and filing tax dissolution forms for the Registrant’s four upcoming liquidations.

Fees Billed by PwC Related to Invesco and Invesco Affiliates

PwC billed Invesco Capital Management LLC (“Invesco” or “Adviser”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Affiliates”), aggregate fees for pre-approved non-audit services rendered to Invesco and Affiliates for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all non-audit services provided to Invesco and Affiliates that were required to be pre-approved.

	Fees Billed for Non- Audit Services Rendered to Invesco and Affiliates for Fiscal Year End 2018 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Fees Billed for Non- Audit Services Rendered to Invesco and Affiliates for Fiscal Year End 2017 That Were Required to be Pre-Approved by the Registrant’s Audit Committee

Audit-Related Fees(1)	$ 662,000	$ 662,000
Tax Fees	$ 0	$ 0
All Other Fees(2)	$ 0	$ 689,000
Total Fees	$ 662,000	$ 1,351,000

(1)     Audit-Related Fees for the fiscal year end 2018 include fees billed related to reviewing controls at a service organization. Audit-Related Fees for the fiscal year end 2017 include fees billed related to reviewing controls at a service organization

(2)     All Other Fees for the fiscal year end 2017 include fees billed related to the assessments of the company’s current state of analysis against regulatory requirements and identification of structural and organizational alternatives, informed by industry practices, for certain of the company’s administrative activities and functions

    (e)(1) Audit Committee Pre Approval Policies and Procedures

 Pre-Approval of Audit and Non-Audit Services Policies and Procedures

 As Adopted by the Audit Committee of the Invesco ETFs

Applicable to

Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (collectively the “Funds”)

Risk Addressed by Policy	Approval of Audit and Non-Audit Services
Relevant Law and Other Sources	Sarbanes-Oxley Act of 2002; Regulation S-X.
Last Reviewed by Compliance for Accuracy	June 15, 2018
Approved/Adopted Date	June 2009

Statement of Principles

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committee of the Funds’ (the “Audit Committee”) Board of Trustees (the “Board”) is responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committee pre-approves the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”) or require the specific pre-approval of the Audit Committee (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committee before payment is made. The Audit Committee will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committee will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through June 30th of the following year, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committee in fulfilling its responsibilities.

Delegation

The Chairman of the Audit Committee (or, in his or her absence, any member of the Audit Committee) may grant specific pre-approval for non-prohibited services. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

Audit Services

The annual Audit services engagement terms will be subject to specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committee may grant either general or specific pre-approval of other Audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

Non-Audit Services

The Audit Committee may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committee believes that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committee’s general principles and policies as set forth herein.

Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; and assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities.

Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committee pre-approval of permissible Tax services, the Auditor shall:

1.	Describe in writing to the Audit Committee, which writing may be in the form of the proposed engagement letter:

a.

The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter,

or any other agreement between the Auditor and the Fund, relating to the service; and

b.	Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

2.	Discuss with the Audit Committee the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committee.

All Other Auditor Services

The Audit Committee may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committee at the quarterly Audit Committee meeting and will require specific approval by the Audit Committee before payment is made. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

Procedures

On an annual basis, the Auditor will submit to the Audit Committee for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committee will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committee.

Each request to provide services that require specific approval by the Audit Committee shall be submitted to the Audit Committee jointly by the Funds’ Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the pre-approval policies and procedures and the SEC Rules.

Each request to provide Tax services under either the general or specific pre-approval of the Audit Committee will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committee the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committee for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committee has designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management will immediately report to the Chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management.

Adopted:      June 26, 2009

Amended:    June 15, 2018

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures

Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client
•	Financial information systems design and implementation
•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
•	Actuarial services
•	Internal audit outsourcing services

Categorically Prohibited Non-Audit Services

•	Management functions
•	Human resources
•	Broker-dealer, investment adviser, or investment banking services
•	Legal services
•	Expert services unrelated to the audit
•	Any service or product provided for a contingent fee or a commission
•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance
•	Tax services for persons in financial reporting oversight roles at the Fund
•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

(e)(2)	There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimus exception under Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

In addition to the amounts shown in the tables above, PwC billed Invesco and Affiliates additional aggregate fees of $2,977,000 for the fiscal year ended October 31, 2018 and $3,068,000 for the fiscal year ended October 31, 2017 for non-audit services not required to be pre-approved by the Registrant’s Audit Committee. In total, PwC billed the Registrant, Invesco and Affiliates aggregate non-audit fees of $3,858,000 for the fiscal year ended 2018, and $5,028,000 for the fiscal year ended 2017.

(h)

With respect to the non-audit services above billed to Invesco and Affiliates that were not required to be pre-approved by the Registrant’s Audit Committee, the Audit Committee received information from PwC about such services, including by way of comparison, that PwC provided audit services to entities within the Investment Company Complex, as defined by Rule 2-01(f)(14) of Regulation S-X, of approximately $25 million and non-audit services of approximately $18 million for the fiscal year ended 2018. The Audit Committee considered this information in evaluating PwC’s independence.

PwC informed the Audit Committee of the Board (the “Audit Committee”) that it has identified an issue related to its independence under Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule prohibits accounting firms, such as PwC, from being deemed independent if they have certain financial relationships with their audit clients or certain affiliates of those clients. The Registrant is required under various securities laws to have its financial statements audited by an independent accounting firm.

The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Registrant as well as all registered investment companies advised by the Adviser and its affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd. (collectively, the “Invesco Fund Complex”). PwC informed the Audit Committee it has relationships with lenders who hold, as record owner, more than ten percent of the shares of certain funds within the Invesco Fund Complex. These relationships call into question PwC’s independence under the Loan Rule with respect to those funds, as well as all other funds in the Invesco Fund Complex.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to the audit independence issue described above. In that letter, the SEC confirmed that it would not recommend enforcement action against a fund that relied on audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. On May 2, 2018, the SEC proposed amendments to the Loan Rule that, if adopted as proposed, would address many of the issues that led to the issuance of the no-action letter.

In an August 18, 2016 letter, and in subsequent communications, PwC affirmed to the Audit Committee that, as of the date of the letter and the subsequent communications, respectively, PwC is an independent accountant with respect to the Registrant within the meaning of PCAOB Rule 3520. In its letter and in its subsequent communications, PwC also informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, PwC has concluded that with regard to its compliance with the independence criteria set forth in the rules and regulations of the SEC related to the Loan Rule, it believes that it remains objective and impartial despite matters that may ultimately be determined to be inconsistent with these criteria and therefore it can continue to serve as the Registrant’s registered public accounting firm. PwC has advised the Audit Committee that this conclusion is based in part on the following considerations: (1) the lenders to PwC have no influence over any fund, or other entity within the Invesco Fund Complex, or its investment adviser; (2) none of the officers or trustees of the Invesco Fund Complex whose shares are owned by PwC lenders are associated with those lenders; (3) PwC understands that the shares held by PwC lenders are held for the benefit of and on behalf of its policy owners/end investors; (4) investments in funds such as the Invesco Fund Complex funds are passive; (5) the PwC lenders are part of various syndicates of unrelated lenders; (6) there have been no changes to the loans in question since the origination of each respective note; (7) the debts are in good standing and no lender has the right to take action against PwC, as borrower, in connection with the financings; (8) the debt balances with each lender are immaterial to PwC and to each lender; and (9) the PwC audit engagement team has no involvement in PwC’s treasury function and PwC’s treasury function has no oversight of or ability to influence the PwC audit engagement team. In addition, PwC has communicated that the lending relationships appear to be consistent with the lending relationships described in the no-action letter and that they are not aware of other relationships that would be implicated by the Loan Rule. In addition to relying on PwC’s August 18, 2016 letter and subsequent communications regarding its independence, the Registrant intends to rely upon the no-action letter.

If in the future the independence of PwC is called into question under the Loan Rule by circumstances that are not addressed in the SEC’s no-action letter, the Registrant may need to take other action in order for the Registrant’s filings with the SEC containing financial statements to be deemed compliant with applicable securities laws. Such additional actions could result in additional costs, impair the ability of the Registrant to issue new shares or have other material adverse effects on the Registrant. The SEC no-action relief was initially set to expire 18 months from issuance, but has been extended by the SEC    without an expiration date, except that the no-action letter will be withdrawn upon the effectiveness of any amendments to the Loan Rule designed to address the concerns expressed in the letter.

PwC advised the Registrant’s Audit Committee that PwC had identified two matters for consideration under the SEC’s auditor independence rules. PwC stated that a PwC manager and a PwC Senior Manager each held financial interests in investment companies within the Invesco Fund complex that were inconsistent with the requirements of Rule 2-01(c)(1) of Regulation S-X.

PwC advised the Audit Committee that it believes its objectivity and impartiality had not been adversely affected by these matters as they related to the audit of the Registrant. In reaching this conclusion, PwC noted, among other things, that during the time of its audit, the engagement team was not aware of the investments, neither individual was in the chain of command of the audit or the audit partners of Invesco or the Registrant, the services each individual provided were not relied upon by the audit engagement team with respect to the audit of the Registrant and the investments were not material to the net worth of either individual or their immediate family members.

Item 5. Audit Committee of Listed Registrants.

(a)

The Registrant has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, which consists solely of independent trustees. The Audit Committee members are Marc M. Kole, Gary R. Wicker, and Donald H. Wilson.

(b)	Not applicable.

Item 6. Schedule of Investments.

(a)	The Schedules of Investments are included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Board that would require disclosure herein.

Item 11. Controls and Procedures.

(a)

Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the Registrant’s President (principal executive officer) and Treasurer (principal financial officer) have concluded that such disclosure controls and procedures are effective.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the Registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of Ethics is attached as Exhibit 99.CODEETH.

(a)(2)

Certifications of the Registrant’s President and Treasurer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.CERT.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)

Certifications of the Registrant’s President and Treasurer pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Invesco Exchange-Traded Fund Trust II

By:	/s/ Daniel E. Draper

Name:	Daniel E. Draper
Title:	President

Date:	January 4, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Daniel E. Draper

Name:	Daniel E. Draper
Title:	President

Date:	January 4, 2019

By:	/s/ Kelli Gallegos

Name:	Kelli Gallegos
Title:	Treasurer

Date:	January 4, 2019